                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-3190

            RIVERSOURCE VARIABLE PORTFOLIO MONEY MARKET SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 12/31

Date of reporting period: 6/30

Semiannual Report

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)

VARIABLE PORTFOLIO FUNDS

SEMIANNUAL REPORT
FOR THE PERIOD ENDED JUNE 30, 2007

References to "Fund" throughout this semiannual report refer to the following individual funds, singularly or collectively as the context requires:

RiverSource Variable Portfolio - Balanced Fund
RiverSource Variable Portfolio - Cash Management Fund
RiverSource Variable Portfolio - Core Bond Fund
RiverSource Variable Portfolio - Diversified Bond Fund
RiverSource Variable Portfolio - Diversified Equity Income Fund
RiverSource Variable Portfolio - Emerging Markets Fund
RiverSource Variable Portfolio - Fundamental Value Fund
RiverSource Variable Portfolio - Global Bond Fund
RiverSource Variable Portfolio - Global Inflation Protected Securities Fund RiverSource Variable Portfolio - Growth Fund
RiverSource Variable Portfolio - High Yield Bond Fund
RiverSource Variable Portfolio - Income Opportunities Fund
RiverSource Variable Portfolio - International Opportunity Fund
RiverSource Variable Portfolio - Large Cap Equity Fund
RiverSource Variable Portfolio - Large Cap Value Fund
RiverSource Variable Portfolio - Mid Cap Growth Fund
RiverSource Variable Portfolio - Mid Cap Value Fund
RiverSource Variable Portfolio - S&P 500 Index Fund
RiverSource Variable Portfolio - Select Value Fund
RiverSource Variable Portfolio - Short Duration U.S. Government Fund RiverSource Variable Portfolio - Small Cap Advantage Fund

RiverSource Variable Portfolio - Small Cap Value Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

This semiannual report may contain information on funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

The RiverSource(R) Variable Portfolio Funds provide several alternatives to consider for investment through your variable annuity contract or life insurance policy.

TABLE OF CONTENTS

2007 SEMIANNUAL REPORT
The purpose of this semiannual report is to tell investors how the Fund performed.

RIVERSOURCE VP - BALANCED FUND
Portfolio Management Q&A.......................    2
Top Ten Holdings...............................    4
RIVERSOURCE VP - CASH MANAGEMENT FUND
Portfolio Management Q&A.......................    5
RIVERSOURCE VP - CORE BOND FUND
Portfolio Management Q&A.......................    7
Top Ten Corporate Bond Holdings................    8
RIVERSOURCE VP - DIVERSIFIED BOND FUND
Portfolio Management Q&A.......................    9
Top Ten Corporate Bond Holdings................   11
RIVERSOURCE VP - DIVERSIFIED EQUITY INCOME FUND
Portfolio Management Q&A.......................   12
Top Ten Holdings...............................   13
RIVERSOURCE VP - EMERGING MARKETS FUND
Portfolio Management Q&A.......................   14
Top Ten Holdings...............................   15
RIVERSOURCE VP - FUNDAMENTAL VALUE FUND
Portfolio Management Q&A.......................   16
Top Ten Holdings...............................   17
RIVERSOURCE VP - GLOBAL BOND FUND
Portfolio Management Q&A.......................   18
Top Ten Holdings...............................   20
RIVERSOURCE VP - GLOBAL INFLATION PROTECTED
  SECURITIES FUND
Portfolio Management Q&A.......................   21
RIVERSOURCE VP - GROWTH FUND
Portfolio Management Q&A.......................   23
Top Ten Holdings...............................   25
RIVERSOURCE VP - HIGH YIELD BOND FUND
Portfolio Management Q&A.......................   26
Top Ten Corporate Bond Holdings................   27
RIVERSOURCE VP - INCOME OPPORTUNITIES FUND
Portfolio Management Q&A.......................   28
Top Ten Corporate Bond Holdings................   30
RIVERSOURCE VP - INTERNATIONAL OPPORTUNITY FUND
Portfolio Management Q&A.......................   31
Top Ten Holdings...............................   32
RIVERSOURCE VP - LARGE CAP EQUITY FUND
Portfolio Management Q&A.......................   33
Top Ten Holdings...............................   35
RIVERSOURCE VP - LARGE CAP VALUE FUND
Portfolio Management Q&A.......................   36
Top Ten Holdings...............................   38
RIVERSOURCE VP - MID CAP GROWTH FUND
Portfolio Management Q&A.......................   39
Top Ten Holdings...............................   41
RIVERSOURCE VP - MID CAP VALUE FUND
Portfolio Management Q&A.......................   42
Top Ten Holdings...............................   43
RIVERSOURCE VP - S&P 500 INDEX FUND
Portfolio Management Q&A.......................   44
Top Ten Holdings...............................   46
RIVERSOURCE VP - SELECT VALUE FUND
Portfolio Management Q&A.......................   47
Top Ten Holdings...............................   49
RIVERSOURCE VP - SHORT DURATION U.S. GOVERNMENT FUND
Portfolio Management Q&A.......................   50
RIVERSOURCE VP - SMALL CAP ADVANTAGE FUND
Portfolio Management Q&A.......................   52
Top Ten Holdings...............................   54
RIVERSOURCE VP - SMALL CAP VALUE FUND
Portfolio Management Q&A.......................   55
Top Ten Holdings...............................   58
FUND EXPENSES EXAMPLES.........................   59
FINANCIAL STATEMENTS...........................   64
NOTES TO FINANCIAL STATEMENTS..................  105
INVESTMENTS IN SECURITIES......................  144
APPROVAL OF INVESTMENT MANAGEMENT SERVICES
  AGREEMENT                                      248
PROXY VOTING...................................  249

--------------------------------------------------------------------------------

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  1

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser(s) to the Fund or to any other person in the RiverSource or subadviser organization(s). Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

PORTFOLIO MANAGEMENT Q&A

RiverSource Variable Portfolio (VP) - Balanced Fund

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2007

                                  (BAR CHART)

RiverSource VP - Balanced Fund                         +4.30%

Russell 1000(R) Value Index (unmanaged)                +6.23%

Lehman Brothers Aggregate Bond Index (unmanaged)       +0.98%

Blended Index (unmanaged)                              +4.15%

Lipper Balanced Funds Index                            +5.73%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Blended Index consists of 60% Russell 1000 Value Index and 40% Lehman Brothers Aggregate Bond Index.

The Lipper Balanced Funds Index includes the 30 largest balanced funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

Below, the portfolio management team for RiverSource VP - Balanced Fund discusses the Fund's results and positioning for the six-month period ended June 30, 2007.

Q: How did RiverSource VP - Balanced Fund perform for the semiannual period?

A: RiverSource VP - Balanced Fund, which invests in a mix of stocks and bonds, advanced 4.30% for the six months ended June 30, 2007. The Russell 1000(R) Value Index (Russell Index) returned 6.23%, while the Lehman Brothers Aggregate Bond Index (Lehman Index) gained 0.98% over the same period. The Fund underperformed its peer group, represented by the Lipper Balanced Funds Index, which returned 5.73%. The Blended Index (made up of 60% Russell Index and 40% Lehman Index) returned 4.15% for the semiannual period. The Fund's portfolio was approximately two-thirds equities and one-third fixed income securities, an allocation that was relatively unchanged during the period.

Q: What factors had a significant effect on equity performance?

A: The stock market delivered strong gains for the first six months of the Fund's fiscal year. However, the market did not favor our key investment themes. Within the portfolio, we emphasized the larger stocks in our universe, while the market generally preferred mid- and small-cap stocks. We preferred higher quality stocks over lower quality stocks, but large blue chip stocks tended to lag the average stock during the six months. Investors have come to accept that there is more longevity to this economic cycle than previously thought, which worked against these themes. We also favored stocks traditionally considered to have growth characteristics, but which have been priced more like value stocks. This slight bias toward growth was modestly advantageous.

   The Fund's sector allocations had a favorable effect on return relative to the Russell Index, but this was offset by stock selection. Having a smaller financials position than

--------------------------------------------------------------------------------

 2 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Balanced Fund

   the Russell Index, a larger industrials position and a larger technology position were all advantageous. Smaller weightings in energy and materials than the Russell Index were disadvantageous.

   Stock selection in the consumer discretionary and consumer staples sectors hampered the Fund's performance. A number of individual detractors had exposure to consumer spending and the weakening housing industry. Countrywide Financial suffered from declining mortgage applications, price competition and rising concerns about subprime lending, a mortgage segment where Countrywide has only modest exposure. Hovnanian Enterprises appealed to us for its attractive valuation at the start of the period, but fundamentals failed to stabilize and homebuilding stocks were disappointing overall. Another detractor, Spectrum Brands, which makes consumer products such as batteries and fertilizer, faced discouraging fundamental trends, debt issues and a corporate restructuring designed to cut costs. Though we had significantly reduced the Fund's holdings of Spectrum Brands before the start of this fiscal year, its decline was large enough to impact six-month performance.

   Stock selection in the industrials and financials sectors contributed positively to performance. Within the industrials sector, Honeywell Intl and Caterpillar were key contributors. Within the financials sector, the Fund benefited from strong performance from brokerage firms.

   The Fund's de-emphasis of household products company Procter and Gamble, which declined slightly during the period, helped the Fund's performance relative to the Russell Index. The Russell Index's Procter and Gamble allocation is substantial. The Fund's holdings were significantly smaller because we don't consider it prudent to have such a large individual position and because we believe the stock's high valuation leaves little room for any disappointments from the company.

Q: What factors significantly affected the Fund's fixed income segment?

A: Although the economy's growth rate has slowed in a delayed response to the Federal Reserve's string of short-term interest rate increases, expectations for the U.S. economy remain healthy. Continued resilience in the economy, job market and consumer spending has finally caused bond market investors to give up expectations of a Fed interest rate cut later this year, and bond yields moved materially higher during the six-month period. The Fund's fixed income portfolio had less sensitivity to interest rate changes (i.e. shorter duration) than the Lehman Index, which proved advantageous as interest rates rose materially across the yield curve. Security selection among mortgage-backed securities, collateralized mortgage-backed securities, asset-backed securities, agency issues and corporate bonds all added to return. An allocation to high yield bonds was also effective as that segment outperformed the broader bond market.

   The fixed income portion had larger allocations to mortgage-backed securities and collateralized mortgage-backed securities than the Lehman Index, which hurt relative performance as these sectors lagged.

Q: What changes did you make to the equity segment during the period?

A: We increased the Fund's energy exposure. Though valuations on refiners and exploration and production companies already reflected recent strong performance, we found valuations attractive in other energy areas, such as offshore drilling and integrated oil and gas companies. We also added to the Fund's health care position, particularly pharmaceutical companies, based on attractive valuations.

   We reduced the Fund's consumer discretionary position, primarily decreasing exposure to stocks that are directly or indirectly affected by the housing market or how consumers feel about their finances, such as homebuilders, retailers and restaurants. However, the Fund's consumer discretionary position remains larger than that of the Russell Index. We also decreased the telecommunications services allocation, taking profits in several regional telephone operating companies that have performed very well.

Q: What changes did you make to the fixed income segment during the period?

A: In response to the meaningful rise in interest rates, we adjusted the portfolio's duration, moving from a position that was more conservative than the Lehman Index to a neutral position. We increased the portfolio's overweights in mortgage-backed securities, investment grade corporate bonds and agency issues during the last three months of the semiannual period. We reduced the portfolio's position in high yield bonds due to valuation concerns. In some cases, we used the proceeds to add exposure to high yield bank loans.

Q: How do you plan to manage the Fund in the coming months?

A: Regarding the outlook for the equity segment, we expect economic growth to be stable at relatively modest growth rates. We are in the late stages of this economic cycle and, in our view, valuations of economically sensitive companies are high by historical standards. This scenario supports continued implementation of our current themes: preferring larger companies over smaller companies,

--------------------------------------------------------------------------------

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  3

RiverSource VP - Balanced Fund

   capitalizing on opportunities to invest in companies with traditional growth characteristics that are trading at attractive valuations and focusing on higher quality companies. Executing these themes in the equity segment has led to technology and consumer discretionary positions that are larger than those of the Russell Index, and financials and consumer staples positions that are smaller. We remain firmly committed to our value strategy.

   Looking to the bond market, we believe recent volatility will subside, but we expect credit spreads to widen modestly during the remainder of 2007. We think interest rates will move to higher levels in response to the Federal Reserve keeping short-term interest rates steady rather than lowering them. We believe pockets of value, including specific corporate bonds, high yield bank loans, collateralized mortgage-backed securities and agency issues, offer continued opportunity for us to add value through effective security selection. We believe valuations of mortgage-backed securities are fair and yields offer adequate compensation for prepayment risks. Within the mortgage segment, we favor higher coupon issues, which we believe will outperform as interest rates rise.

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

 TOTAL
 0.84%

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2007

 6 months*                             +4.30%
 1 year                               +16.23%
 3 years                              +10.09%
 5 years                               +9.05%
 10 years                              +5.99%
 Since inception (4/30/86)             +9.21%

 * Not annualized.

ASSET ALLOCATION & SECTOR BREAKDOWN*

 Percentage of portfolio assets at June 30, 2007
 (PIE CHART)

Stocks(1)                                                                        61.0%
Bonds(2)                                                                         34.2%
Senior Loans(4)                                                                   0.8%
Cash & Cash Equivalents(5)                                                        4.0%

 (1) Includes Financials 17.7%, Energy 7.7%, Industrials 6.2%, Consumer Discretionary 6.1%, Information Technology 5.7%, Health Care 5.1%, Telecommunication Services 4.1%, Consumer Staples 3.5%, Utilities 2.8% and Materials 2.1%.

 (2) Includes Mortgage-Backed 16.3%, Corporate Bonds(3) 7.6%, U.S. Government Obligations & Agencies 5.7%, Commercial Mortgage-Backed 3.5% and Asset-Backed 1.1%.

 (3) Includes Financials 2.5%, Telecommunication 1.8%, Utilities 1.4%, Consumer Staples 0.7%, Consumer Discretionary 0.6%, Energy 0.3%, Health Care 0.2% and Industrials 0.1%.

 (4) Includes Health Care 0.3%, Consumer Discretionary 0.2%, Consumer Staples 0.1%, Materials 0.1% and Telecommunication 0.1%.

 (5) Of the 4.0%, 1.2% is due to security lending activity and 2.8% is the Fund's cash equivalent position.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2007)
 Exxon Mobil                           2.9%              $59,780,604
 Citigroup                             2.2                45,404,729
 Bank of America                       2.1                43,432,458
 AT&T                                  1.5                31,575,814
 Chevron                               1.4                29,480,967
 Pfizer                                1.4                28,353,653
 General Electric                      1.3                26,363,551
 American Intl Group                   1.2                24,954,279
 JPMorgan Chase & Co                   1.2                24,160,658
 Verizon Communications                1.2                24,036,405

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


                             The 10 holdings listed here make
        PIE CHART            up 16.4% of portfolio assets

--------------------------------------------------------------------------------

 4 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Cash Management Fund

Below, is the discussion of RiverSource VP - Cash Management Fund's results and strategy for the six months ended June 30, 2007.

Q: How did RiverSource VP - Cash Management Fund perform for the semiannual period?

A: RiverSource VP - Cash Management Fund returned
   2.40% for the semiannual period. The Fund's annualized simple yield was 4.77% and its annualized compound yield was 4.88% for the seven-day period ended June 30, 2007.* The Fund serves as a conservative, shorter-term investment choice for individuals seeking current income.

Q: What factors most significantly affected the Fund's performance?

A: Changing expectations of future Federal Reserve Board
   (the Fed) policy and of the relative strength or weakness of economic growth had the greatest effect on the Fund's results. While the Fed held interest rates steady through the semiannual period, language from the Fed introduced the possibility of an interest rate cut in the future. However, the deteriorating economic picture many had painted based on data indicating a slowdown in the housing market, production cutbacks at automakers, persistent inflation pressures and moderating economic growth did not materialize. This, in turn, finally led most economists by the end of the period to expect the Fed to be on hold indefinitely.

* The 7-day yields shown reflect more closely the earnings of the Fund than the total return. Short-term yields may be higher or lower than the figures shown.

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2007

                                  (BAR CHART)

RiverSource VP - Cash Management Fund                  +2.40%

An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

   As expectations of Fed easing were priced into the market at the start of the period, the money market yield curve began the new year inverted, meaning yields at the short-term end of the curve were higher than those at the longer-term end of the curve. Then, as the Fed easing was priced out of the market with changing economic data, the money market yield curve became positively sloped, with longer-term yields higher than shorter-term yields. Throughout the six months, we were of the view that the Fed was on hold for an extended period of time and positioned the Fund accordingly.

Q: What changes did you make to the Fund during the period?

A: Given our view that the Fed was firmly on hold during the period, we sought to take advantage of mispricings to benefit our shareholders. For example, as indicated, the money market yield curve began the period inverted, as 50 basis points (0.50%) of easing by the end of 2007 was priced into the market at the start of the new year. As yields consequently increased, we extended the Fund's average weighted maturity from 54 days on December 31, 2006, to approximately 70 days by the end of January. During February and March, the market continued to price in easing, and we allowed the Fund's average weighted maturity to roll down to 45 days. Once economic data supported our view that the Fed was on hold for the foreseeable future and the market repriced the 50 basis points of easing out, the yield curve became positively sloped, and we opportunistically lengthened the Fund's average weighted maturity once again to 70 days to lock in the higher yields then available. We carried out this strategy by replacing some floating rate issues, which are reset in line with changes in market interest rates, with more longer-dated fixed-rate securities. Overall, these changes made to the Fund's weighted average maturity as market conditions shifted helped the Fund's relative results.

   As of June 30, 2007, the average weighed maturity of the Fund was 70 days. As always, we attempted to maximize the Fund's yield without taking unnecessary risks. We continued to invest in high quality securities.

Q: What is the Fund's tactical view and strategy for the months ahead?

A: We continue to believe there is a high probability of the Fed keeping the targeted federal funds rate at its current 5.25% for an extended period of time. Given the Fed's stated concerns about the rekindling of inflation pressures, it is unlikely that the Fed will be in a rush to cut rates anytime soon. Rather, most market participants have now assigned a higher probability of an interest rate hike next year, especially if Fed chairman Bernanke's concern is

--------------------------------------------------------------------------------

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  5

RiverSource VP - Cash Management Fund

   realized and inflation does start to edge higher again later this year or into 2008.

   Given this view, we intend to continue to opportunistically lengthen the Fund's weighted average maturity through fixed-rate securities as we seek to lock in higher yields. We will continue to closely monitor economic data, Fed policy and any shifts in the money market yield curve, striving to strategically adjust our portfolio positioning accordingly. We intend to continue to focus on high quality investments with minimal credit risk while seeking competitive yields.

SECTOR BREAKDOWN

 Percentage of portfolio assets at June 30, 2007
 (PIE CHART)

Commercial Paper                                                                 71.8%
Floating Rate Notes                                                              20.3%
Certificates of Deposit                                                           7.9%

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

TOTAL

 0.60%

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2007

 6 months*                            +2.40%
 1 year                               +4.82%
 3 years                              +3.34%
 5 years                              +2.25%
 10 years                             +3.39%
 Since inception (10/13/81)           +5.47%

 * Not annualized.

--------------------------------------------------------------------------------

 6 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Core Bond Fund

Below, the portfolio management team for RiverSource VP - Core Bond Fund discusses the Fund's results and positioning for the six months ended June 30, 2007.

Q: How did RiverSource VP - Core Bond Fund perform for the semiannual period?

A: RiverSource VP - Core Bond Fund returned 0.85% for the six months ended June 30, 2007. The Fund underperformed its benchmark, the unmanaged Lehman Brothers Aggregate Bond Index (Lehman Index), which gained 0.98%. However, the Fund outperformed its peer group, as represented by the Lipper Intermediate Investment Grade Index, which returned 0.71% during the same period.

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2007

                                  (BAR CHART)

RiverSource VP - Core Bond Fund                        +0.85%

Lehman Brothers Aggregate Bond Index (unmanaged)       +0.98%

Lipper Intermediate Investment Grade Index             +0.71%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Intermediate Investment Grade Debt Funds Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

Q: What factors most significantly affected the Fund's performance?

A: Rising interest rates and generally poor returns from the high quality spread sectors, or non-Treasury sectors, of the fixed income market had the greatest impact on the Fund. The Federal Reserve Board (the
   Fed) maintained its targeted federal funds rate at 5.25% throughout the period, while keeping a bias toward inflation risk. The U.S. economy slowed in response to earlier policy tightening by the Fed, but still, economic growth, employment rates and consumer spending remained resilient. As a result, the fixed income market finally dropped its expectations of Fed easing later this year, and market participants pushed rates materially higher. Long-term interest rates rose more than short-term interest rates.

   Given that interest rates rose materially across the yield curve, or spectrum of maturities, the Fund's shorter-than-Lehman Index duration positioning contributed positively to its performance. Duration is a measure of the Fund's sensitivity to changes in interest rates. Effective issue selection within mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, agency securities and investment grade corporate bonds also helped Fund performance for the period. Conversely, significant allocations to mortgage-backed securities and commercial mortgage-backed securities detracted from performance, as these two sectors lagged the Lehman Index for the six months.

Q: What changes did you make to the Fund's portfolio during the period?

A: In response to materially higher interest rates, we lengthened the Fund's duration from a shorter-than-Lehman Index position to a more neutral position relative to the Lehman Index toward the end of the period. We also increased the Fund's allocations to mortgage-backed securities, investment grade corporate bonds and agency securities during the period, seeking to take advantage of what we believe to be a temporary weakness in these sectors of the fixed income market. The Fund's portfolio turnover rate for the semiannual period was 173%.*

* A significant portion of the turnover was the result of "roll" transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transactions costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall Fund.

--------------------------------------------------------------------------------

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  7

RiverSource VP - Core Bond Fund

Q: What is the Fund's tactical view and strategy for the months ahead?

A: June was a particularly volatile month for the fixed income market due to several factors. First, Bear Stearns and several other hedge funds announced significant losses from securities backed by subprime mortgage loans. This renewed fears of even wider losses and raised fears of a financial crisis. Second, the high yield corporate bond and bank loan markets stumbled on the latest major wave of higher-risk new issue supply, much of which was related to leveraged buyout transactions. (It is important to note that RiverSource VP Core Bond Fund does not, by mandate of its prospectus, invest in the high yield corporate bond or bank loan sectors of the fixed income market.) While we expect recent volatility to subside during the months ahead, we also anticipate that credit spreads, or the difference in yield between non-Treasury sectors and equivalent-duration Treasuries, may widen modestly over the balance of the year. We believe interest rates will continue to migrate higher through 2007, supported by the Fed staying on hold.

   Given this view, we intend to maintain a disciplined focus on individual security selection, as we believe there remain pockets of opportunities to add value through investment in specific investment grade corporate bonds, commercial mortgage-backed securities and agency securities. We believe mortgage-backed securities are fairly valued overall and currently offer adequate compensation for prepayment risks. We intend to continue to favor mortgage-backed securities with premium coupons, as we expect these securities to outperform in a rising interest rate environment.

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

             TOTAL                        NET EXPENSES(A)
             0.93%                             0.83%

 (a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.83%.

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2007

 6 months*                            +0.85%
 1 year                               +5.43%
 3 years                              +3.47%
 Since inception (2/4/04)             +2.77%

 * Not annualized.

SECTOR BREAKDOWN

 Percentage of portfolio assets at June 30, 2007
 (PIE CHART)

                                 U.S. GOVERNMENT
                                  OBLIGATIONS &         CORPORATE          COMMERCIAL          CASH & CASH
MORTGAGE-BACKED                     AGENCIES            BONDS(1)         MORTGAGE-BACKED       EQUIVALENTS        ASSET-BACKED
---------------                  ---------------        ---------        ---------------       -----------        ------------
41.3%                                 26.70%              15.80%              8.10%                6.00%               2.10%

 (1) Includes Financials 5.5%, Telecommunication 4.0%, Utilities 2.4%, Consumer Staples 1.7%, Consumer Discretionary 1.2%, Energy 0.5%, Health Care 0.4% and Industrials 0.1%.

TOP TEN CORPORATE BOND HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2007)
 TELUS
 8.00% 2011                            1.2%               $1,090,736
 Countrywide Alternative
 Loan Trust
 5.50% 2033                            1.2                 1,084,141
 Bank of America
 5.30% 2017                            1.0                   892,817
 Citigroup
 5.50% 2017                            0.8                   721,548
 Popular North America
 3.88% 2008                            0.7                   681,211
 Cadbury Schweppes US
 Finance LLC
 3.88% 2008                            0.7                   675,532
 Morgan Stanley
 5.55% 2017                            0.7                   635,009
 Verizon New York
 6.88% 2012                            0.6                   589,074
 Merrill Lynch & Co
 5.70% 2017                            0.6                   510,485
 Lehman XS Trust
 6.50% 2037                            0.5                   486,600

Excludes U.S. Treasury and government agency holdings.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


                             The 10 holdings listed here make
 PIE CHART                   up 8.0% of portfolio assets

--------------------------------------------------------------------------------

 8 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Diversified Bond Fund

Below, the portfolio management team for RiverSource VP - Diversified Bond Fund discusses the Fund's results and positioning for the six months ended June 30, 2007.

Q: How did RiverSource VP - Diversified Bond Fund perform for the semiannual period?

A: RiverSource VP - Diversified Bond Fund returned 1.04% for the six months ended June 30, 2007. The Fund outperformed its benchmark, the unmanaged Lehman Brothers Aggregate Bond Index (Lehman Index), which gained 0.98%. The Fund also outperformed its peer group, as represented by the Lipper Intermediate Investment Grade Index, which returned 0.71% during the same period.

Q: What factors most significantly affected the Fund's performance?

A: Rising interest rates and generally poor returns from the high quality spread sectors, or non-Treasury sectors, of the fixed income market had the greatest impact on the Fund. The Federal Reserve Board (the
   Fed) maintained its targeted federal funds rate at 5.25% throughout the period, while keeping a bias toward inflation risk. The U.S.

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2007

                                  (BAR CHART)

River Source VP - Diversified Bond Fund                +1.04%

Lehman Brothers Aggregate Bond Index (unmanaged)       +0.98%

Lipper Intermediate Investment Grade Index             +0.71%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Intermediate Investment Grade Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

   economy slowed in response to earlier policy tightening by the Fed, but still, economic growth, employment rates and consumer spending remained resilient. As a result, the fixed income market finally dropped its expectations of Fed easing later this year, and market participants pushed rates materially higher. Long-term interest rates rose more than short-term interest rates.

   Given that interest rates rose materially across the yield curve, or spectrum of maturities, the Fund's shorter-than-Lehman Index duration positioning contributed positively to its performance. Duration is a measure of the Fund's sensitivity to changes in interest rates. Effective issue selection within mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, agency securities and investment grade corporate bonds also helped Fund performance for the period. The Fund's exposure to high yield corporate bonds contributed positively to the Fund's results as well, posting solid performance and outpacing the Lehman Index. Conversely, significant allocations to mortgage-backed securities and commercial mortgage-backed securities detracted from performance, as these two sectors trailed the Lehman Index for the six months.

Q: What changes did you make to the Fund's portfolio during the period?

A: In response to materially higher interest rates, we lengthened the Fund's duration from a shorter-than-Lehman Index position to a more neutral position relative to the Lehman Index toward the end of the period. We also increased the Fund's already sizable allocations to mortgage-backed securities, investment-grade corporate bonds and agency securities during the period, seeking to take advantage of what we believe to be a temporary weakness in these sectors of the fixed income market.

   We reduced the Fund's position in high yield corporate bonds, as credit spreads, or the difference in yields between non-Treasury sectors and equivalent-duration U.S. Treasuries, reached all-time tight levels. We used a portion of the proceeds from these sales to add exposure to high yield bank loans. Bank loans historically tend to be more senior in the capital structure, meaning that they have precedence over other securities in the event of a default or bankruptcy. Bank loans are also floating rate securities, which were attractively valued relative to fixed rate securities during this rising interest rate environment. Floating rate issues are reset in line with changes in market rates, and indeed, these floating securities enabled the Fund to capture higher rates through the frequent resets of these securities' yields when rates moved higher during the period. The Fund's portfolio turnover rate for the semiannual period was 173%.*

--------------------------------------------------------------------------------

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  9

RiverSource VP - Diversified Bond Fund

Q: What is the Fund's tactical view and strategy for the months ahead?

A: The six-month period was punctuated by the particularly volatile month of June. The fixed income market as a whole saw increased volatility during the month due to several factors. First, woes in the subprime mortgage market continued to trouble the credit markets, leading to a broad reassessment of risk levels and sparking caution among lenders and investors. The concern is that these problems in the subprime lending market will ultimately blossom into a widespread credit crunch, in which even qualified borrowers are deprived of funding and a subsequent lack of liquidity would impair the smooth functioning of debt markets.

   Second, the high yield corporate bond and bank loan markets stumbled on the latest major wave of higher risk new issue supply, much of which was related to several larger leveraged buyout transactions entering the market. With investors and lenders wary of supporting increasing levels of leverage on the balance sheets of corporations, the supply/demand imbalance forced bonds to rapidly drop in value at the tail end of the period.

   While we expect the current turmoil in the debt market to subside during the months ahead, we also anticipate that credit spreads may widen modestly over the balance of the year. We believe interest rates will continue to migrate higher through 2007, supported by the Fed staying on hold.

   Given this view, we intend to maintain a disciplined focus on individual security selection, as we believe there remain pockets of opportunities to add value through investment in specific investment grade corporate bonds, high yield bank loans, commercial mortgage-backed securities and agency securities. We believe mortgage-backed securities are fairly valued overall and currently offer adequate compensation for prepayment risks. We intend to continue to favor mortgage-backed securities with premium coupons, as we expect these securities to outperform in a rising rate environment.

* A significant portion of the turnover was the result of "roll" transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transactions costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall Fund.

--------------------------------------------------------------------------------

 10 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Diversified Bond Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

 TOTAL

 0.74%

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2007

 6 months*                            +1.04%
 1 year                               +6.02%
 3 years                              +3.97%
 5 years                              +4.20%
 10 years                             +4.31%
 Since inception (10/13/81)           +8.85%

 * Not annualized.

SECTOR BREAKDOWN

 Percentage of portfolio assets at June 30, 2007
 (PIE CHART)

Mortgage-Backed                                                                  42.3%
Corporate Bonds(1)                                                               19.9%
U.S. Government Obligations & Agencies                                           18.1%
Cash & Cash Equivalents(2)                                                       10.0%
Commercial Mortgage-Backed                                                        7.7%
Asset-Backed                                                                      2.0%

 (1) Includes Financials 6.1%, Telecommunication 4.6%, Utilities 3.0%, Consumer Discretionary 2.0%, Consumer Staples 1.8%, Health Care 1.1%, Energy 0.8%, Materials 0.3% and Industrials 0.2%.

 (2) Of the 10.0%, 1.7% is due to security lending activity and 8.3% is the Fund's cash equivalent position.

TOP TEN CORPORATE BOND HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2007)
 TELUS
 8.00% 2011                            1.1%              $44,469,988
 Bank of America
 5.30% 2017                            1.1                41,523,174
 Lehman XS Trust
 6.50% 2037                            0.8                30,997,380
 Citigroup
 5.50% 2017                            0.8                30,653,690
 Morgan Stanley
 5.55% 2017                            0.7                29,439,567
 Cadbury Schweppes US
 Finance LLC
 3.88% 2008                            0.7                29,184,944
 Popular North America
 3.88% 2008                            0.7                28,605,970
 Banc of America
 Alternative Loan Trust
 6.00% 2037                            0.7                27,503,180
 Verizon New York
 6.88% 2012                            0.6                25,377,079
 Merrill Lynch & Co
 5.70% 2017                            0.6                23,838,705

Excludes U.S. Treasury and government agency holdings.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


                             The 10 holdings listed here make
 PIE CHART                   up 7.8% of portfolio assets

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  11

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Diversified Equity Income Fund

Below, portfolio managers Warren Spitz, Steve Schroll, Laton Spahr and Paul Stocking discuss RiverSource VP - Diversified Equity Income Fund's results and positioning for the semiannual period ended June 30, 2007.

Q: How did RiverSource VP - Diversified Equity Income Fund perform for the semiannual period?

A: RiverSource VP - Diversified Equity Income Fund returned 11.75% for the six months ended June 30, 2007. The Fund outperformed its benchmark, the Russell 1000(R) Value Index (Russell Index), which advanced 6.23% for the period. The Fund also outperformed the Lipper Equity Income Funds Index, representing its peer group, which rose 7.47% over the same time frame.

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2007

                                  (BAR CHART)

RiverSource VP -- Diversified Equity Income Fund      +11.75%

Russell 1000(R) Value Index (unmanaged)                +6.23%

Lipper Equity Income Funds Index                       +7.47%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

Q: What factors most significantly affected the Fund's performance?

A: The Fund posted impressive gains during the period, especially during the second quarter. Sector allocation, industry selection and individual stock picking across a wide variety of sectors helped the Fund's results. For example, having only a modest allocation to financials, the worst performing sector in the Russell Index during the period, benefited the Fund's six-month performance. Industry allocation within the financials sector -- specifically, an emphasis on insurance companies and minimal exposure to banks -- further boosted relative results. XL Capital was a strong individual performer within the sector. Significant allocations to the energy sector and producer durables industry also contributed to the Fund's performance. Within energy, oil services firms McDermott Intl and Schlumberger were standout individual performers. Within producer durables, specialty electronics giant Ingersoll-Rand and farm and construction machinery leaders Caterpillar and Deere & Co. performed especially well. In other sectors, utilities companies AT&T and Telefonos de Mexico (Telmex) and consumer staples company Loews-Carolina Group were strong individual performers.

   Detracting modestly from the Fund's results was industry selection within the information technology sector. The Fund had a focus on technology services companies, which underperformed the Russell Index overall. A sizable position in computer software behemoth Microsoft also detracted during the period. In the autos and transportation industry, significant positions in airline companies U.S. Air and Continental Airlines hurt the Fund's performance. Among integrated oil companies held in the Fund's portfolio, having only modest exposure to the strongly performing Exxon Mobil and Valero Energy detracted modestly from results.

Q: What changes did you make to the Fund's portfolio during the period?

A: Toward the end of February, we saw an opportunity to return the Fund's emphasis toward cyclical sectors, having reduced its exposure to these sectors in favor of the more defensive segments of the equity market during the prior fiscal year. Specifically, during the semiannual period, we further reduced the Fund's already moderate positions in financials and health care. We increased the Fund's allocations to producer durables and information technology.

--------------------------------------------------------------------------------

 12 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Diversified Equity Income Fund

Q: What is the Fund's tactical view and strategy for the months ahead?

A: We currently intend to take larger positions in sectors, industries or individual stocks that have the potential to move the share values higher.

   Generally, we are comfortable with the Fund's current positioning, and we have a balanced outlook for the near term. The prospects for stronger economic growth both in the U.S. and abroad, and the positive implications for corporate profit growth, have thus offset any ongoing concerns about accelerating inflation or higher long-term interest rates. During the remainder of 2007, however, slowing productivity growth, higher unit labor costs, and higher interest rates may prove challenging for corporate managements to keep profit growth from slowing. Thus, we intend to continue monitoring economic data and shifts in market conditions as we seek stock-specific and industry-level opportunities to add value for our shareholders. As always, we will continue to emphasize stocks that we believe have attractive valuations and will invest in equities across the market capitalizations sectors with an emphasis on large-cap stocks.

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

 TOTAL
 0.91%

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2007

 6 months*                            +11.75%
 1 year                               +23.16%
 3 years                              +19.79%
 5 years                              +16.98%
 Since inception (9/15/99)            +10.51%

 * Not annualized.

SECTOR BREAKDOWN*

 Percentage of portfolio assets at June 30, 2007
 (PIE CHART)

Financials                                                                       25.4%
Industrials                                                                      18.7%
Energy                                                                           14.5%
Telecommunication Services                                                        8.8%
Consumer Discretionary                                                            6.6%
Health Care                                                                       5.8%
Other(1)                                                                         20.2%

 (1) Includes Materials 5.7%, Information Technology 4.7%, Consumer Staples 4.4%, Utilities 3.3% and Cash & Cash Equivalents(2) 2.1%.

 (2) Of the 2.1%, 0.7% is due to security lending activity and 1.4% is the Fund's cash equivalent position.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2007)
 AT&T                                  3.8%              $157,849,940
 General Electric                      3.2                130,422,755
 Citigroup                             2.9                121,175,805
 Caterpillar                           2.8                113,417,941
 Bank of America                       2.5                101,629,110
 McDermott Intl                        2.3                 93,012,776
 XL Capital Cl A                       2.1                 86,334,284
 Travelers Companies                   2.0                 80,647,184
 ACE                                   1.9                 79,683,178
 Loews-Carolina Group                  1.9                 77,003,805

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


                             The 10 holdings listed here make
 PIE CHART                   up 25.4% of portfolio assets

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  13

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Emerging Markets Fund

Below, RiverSource VP - Emerging Markets Fund portfolio managers Julian Thompson and Jules Mort of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the six months ended June 30, 2007. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., acts as the subadviser to the Fund.

Q: How did RiverSource VP - Emerging Markets Fund perform for the semiannual period?

A: RiverSource VP - Emerging Markets Fund increased
   14.94% for the six months ended June 30, 2007. The Fund underperformed its benchmark, the Morgan Stanley Capital International Emerging Markets Index (MSCI Index), which increased 17.75%. It also underperformed its peer group, the Lipper Emerging Markets Funds Index, which increased 16.90% during the period.

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2007

                                  (BAR CHART)

RiverSource VP - Emerging Markets Fund                +14.94%

MSCI Emerging Markets Index (unmanaged)               +17.75%

Lipper Emerging Markets Funds Index                   +16.90%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index, an unmanaged market capitalization-weighted index, is designed to measure equity market performance in the global emerging markets. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Emerging Markets Funds Index includes the 30 largest emerging markets funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets due to the dramatic pace of economic, social and political change.

Q: What factors most significantly affected performance?

A: The Fund benefited from a greater-than-MSCI Index position in Latin America, which was the best performing region during the period. Brazil and Mexico were particularly strong performers. The Russian market performed very well in June, having underperformed significantly during the first five months of the year. After underperforming for several months, Taiwan revived during the period, performing well. Taiwan is one of the largest weights in the MSCI Index and the Fund's underweight in the country detracted from performance relative to the Index.

   Some of the best performing stocks in the portfolio for this period included South Korean shipbuilder Hyundai Heavy Inds, mobile phone firm China Mobile, Chinese oil company CNOOC, Indian wind turbine company Suzlon Energy and Taiwanese manufacturer Hon Hai Precision Industry, which assembles the iPhone. In addition, the Fund's holding in Malaysian mobile telecommunications operator Maxis added to performance after the company received a takeover bid at a large premium. Weak performers during the period included Singapore-listed Golden Agri-Resources, Hong Kong shoemaker Prime Success Intl Group and Samsung Electronics.

   Energy and technology were the worst performing sectors this period, while the industrials, materials and telecommunications sectors performed best.

Q: What changes did you make to the Fund?

A: We added three Russian stocks to the Fund's portfolio during the period: Sberbank, one of the country's banks that we believe may benefit from the huge potential for financial services growth in the country; Novolipetsk Steel, one of the world's largest steel producers; and energy giant Gazprom. As a result, the Fund has an overweight in Russia. In addition, the Fund invested in United Bank in Pakistan. The country has a very low penetration rate in terms of banking services, and we believe the bank has huge potential to expand its business.

   Overall, we have reduced the Fund's exposure to technology stocks, due primarily to the sale of the Fund's holdings in Samsung. We sold Samsung after disappointing first quarter results and concerns about the outlook for the information technology sector overall.

Q: How are you positioning the Fund in the coming months?

A: We remain optimistic about the outlook for emerging markets for the remainder of this year and into 2008. In our view, rising interest rates in the U.S. have a limited impact on emerging market economies and their stock

--------------------------------------------------------------------------------

 14 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Emerging Markets Fund

   markets, except for a few countries that have high external debt. Most of the countries in which the Fund invests are supported by strong economic fundamentals and robust external finances, while earnings growth remains very strong.

   The Fund remains heavily overweight in Latin America and underweight in Asian markets such as India, South Koran and Taiwan. In terms of sectors, the Fund is overweight in consumer-related sectors, such as financials and telecommunication services, and underweight in information technology and energy.

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

 TOTAL
 1.51%

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2007

 6 months*                            +14.94%
 1 year                               +44.17%
 3 years                              +36.24%
 5 years                              +27.32%
 Since inception (5/1/00)             +13.37%

* Not annualized.

COUNTRY BREAKDOWN

 Percentage of portfolio assets at June 30, 2007
 (PIE CHART)

Brazil                                                                           18.1%
Russia                                                                           12.8%
Mexico                                                                            9.2%
South Korea                                                                       8.5%
South Africa                                                                      8.1%
Hong Kong                                                                         6.7%
Other(1)                                                                         36.6%

 (1) Includes Taiwan 6.5%, India 4.4%, Israel 3.5%, Indonesia 3.4%, Singapore 2.1%, China 1.8%, Chile 1.4%, Hungary 1.4%, Malaysia 1.3%, Argentina 1.1%, Bahamas 1.0%, Egypt 1.0%, Poland 1.0%, Peru 0.9%, Philippine Islands 0.9%, Canada 0.8%, Pakistan 0.8%, Czech Republic 0.6%, Norway 0.6% and Cash & Cash Equivalents 2.1%.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2007)
 Gazprom ADR (Russia)                  4.0%              $27,149,482
 America Movil ADR Series L
 (Mexico)                              3.9                26,257,330
 China Mobile (Hong Kong)              3.8                25,966,630
 Petroleo Brasileiro ADR
 (Brazil)                              3.2                21,772,573
 Companhia Vale do Rio Doce
 ADR (Brazil)                          3.1                20,929,011
 Kookmin Bank (South Korea)            2.6                17,443,530
 Naspers Series N (South
 Africa)                               2.3                15,991,512
 Sberbank (Russia)                     2.3                15,397,200
 Impala Platinum Holdings
 (South Africa)                        2.2                14,799,904
 GOL Linhas Aereas
 Inteligentes ADR
 (Brazil)                              2.0                13,805,655

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic events, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


                             The 10 holdings listed here make
 PIE CHART                   up 29.4% of portfolio assets

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  15

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Fundamental Value Fund

RiverSource VP - Fundamental Value Fund increased 6.26% for the six months ended June 30, 2007. The Fund outperformed its benchmark, the Russell 1000(R) Value Index (Russell Index), which increased 6.23%, during the same period. The Fund underperformed the S&P 500 Index, which returned 6.96%, and the Lipper Large-Cap Value Funds Index, which increased 7.27%.

Davis Selected Advisers, L.P. (Davis), an independent money management firm, manages the Fund's portfolio.

Q: What factors most significantly affected the Fund's performance for the semiannual period?

A: The energy sector was the top performing sector of the S&P
   500 Index and the largest contributor to the Fund's results during the six-month period. The Fund's energy holdings outperformed those within the Index, and the Fund benefited from an energy allocation that was larger than that of the Index. Energy stocks ConocoPhillips, Occidental Petroleum, Devon Energy and EOG Resources were among the Fund's leading contributors to performance.

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2007

                                  (BAR CHART)

RiverSource VP - Fundamental Value Fund                +6.26%

S&P 500 Index (unmanaged)                              +6.96%

Russell 1000(R) Value Index (unmanaged)                +6.23%

Lipper Large Cap Value Funds Index                     +7.27%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

   The Fund had a significant weighting in the consumer staples sector, the second largest contributor to performance. The Fund's consumer staples holdings performed well during the period. In particular, tobacco stock Altria Group and discount retailer Costco Wholesale were among the largest contributors to performance, while Procter & Gamble was a key detractor.

   The banking industry was among the worst performing industries during the period. Wachovia was among the top detractors for the six-month period. The Fund's significant holdings of diversified financial services firms and insurance companies detracted from performance relative to the Russell Index. Leading detractors included two diversified financial companies, Citigroup and Moody's, and two insurance companies, American Intl Group and Berkshire Hathaway.

   Individual companies contributing to performance included Tyco Intl, Amazon.com, and materials company Martin Marietta Materials. Individual detractors from performance included Harley-Davidson, materials company Sealed Air and Iron Mountain.

   We have identified a number of investment opportunities in foreign companies. At the end of the period, approximately 11% of the Fund's assets were invested in foreign companies. As a group, the foreign companies owned by the Fund performed strongly during the period.

Q: What changes did you make to the Fund during the period?

A: Our long-term focus usually results in low portfolio turnover. We do not overreact to past short-term performance from individual holdings on either the upside or the downside. We focus deliberately on the future, considering each company's long-term business fundamentals.

   During the past six months there were no changes to the companies making up the Fund's top ten holdings, which represented approximately 37% of total net assets as of June 30, 2007.

Q: How are you positioning the Fund going forward?

A: Our investment strategy is to perform extensive research to buy companies with durable earnings at prices below our estimates of their intrinsic value and hold them for the long term. We are strong supporters of long-term, buy-and-hold investing.

--------------------------------------------------------------------------------

 16 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Fundamental Value Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

 TOTAL
 1.02%

TOTAL RETURN

 at June 30, 2007

 6 months*                             +6.26%
 1 year                               +16.37%
 Since inception (5/1/06)             +13.67%

 * Not annualized.

SECTOR BREAKDOWN*

 Percentage of portfolio assets at June 30, 2007
 (PIE CHART)

Financials                                                                       36.4%
Consumer Staples                                                                 13.5%
Energy                                                                           12.9%
Consumer Discretionary                                                           12.5%
Industrials                                                                       6.4%
Information Technology                                                            5.9%
Other(1)                                                                         12.4%

 (1) Includes Materials 4.4%, Health Care 2.2%, Telecommunication Services 1.6% and Cash & Cash Equivalents 4.2%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2007)
 ConocoPhillips                        4.5%              $29,110,939
 American Express                      4.5                29,096,596
 Tyco Intl                             4.3                27,802,750
 American Intl Group                   4.2                26,576,384
 Costco Wholesale                      3.8                24,530,999
 JPMorgan Chase & Co                   3.8                24,321,900
 Altria Group                          3.3                21,213,843
 Berkshire Hathaway Cl B               3.2                20,227,655
 Comcast Special Cl A                  3.0                19,293,714
 HSBC Holdings ADR                     2.6                16,351,211

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


                             The 10 holdings listed here make
 PIE CHART                   up 37.2% of portfolio assets

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  17

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Global Bond Fund

Below, Nic Pifer, portfolio manager for RiverSource VP - Global Bond Fund discusses the Fund's results and positioning for the semiannual period ended June 30, 2007.

Q: How did RiverSource VP - Global Bond Fund perform for the semiannual period?

A: RiverSource VP - Global Bond Fund returned 0.70% for the six months ended June 30, 2007. The Fund outperformed its benchmark, the Lehman Brothers Global Aggregate Index (Lehman Global Index), which gained 0.40%. The Fund's peer group, as represented by the Lipper Global Income Funds Index, returned 0.85% during the same period.

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2007

                                  (BAR CHART)

RiverSource VP - Global Bond Fund                      +0.70%

Lehman Brothers Global Aggregate Index (unmanaged)     +0.40%

Lipper Global Income Funds Index                       +0.85%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Lehman Brothers Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Global Income Funds Index includes the 30 largest global income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Q: What factors most significantly affected the Fund's performance?

A: Currency markets had the most positive impact on the Fund's semiannual performance, as the U.S. dollar fell 2.2% on a trade-weighted basis for the six months ended June 30, 2007. As the value of the U.S. dollar decreases, the dollar value of foreign investments typically increases and vice versa.

   During the six months ended June 30, 2007, the yield on 10-year U.S. Treasuries rose by approximately 34 basis points (0.34%), core European 10-year bond yields rose 63 basis points (0.63%), the U.K. 10-year bond yield rose 72 basis points (0.72%), the Japanese 10-year bond yield rose approximately 19 basis points (0.19%), and the Canadian 10-year bond yield climbed 47 basis points (0.47%). Most of these increases in yield came in the months of May and June when the global bond markets sold off. Remember, there is an inverse relationship between bond prices and interest rate movements, so that bond prices decline when interest rates rise and increase when interest rates fall. Global bonds produced modestly negative returns in local currency terms for the semiannual period overall.

   Relative to the Lehman Global Index, the Fund benefited most from effective currency positioning. Exposure to the Australian and New Zealand dollars, British pound, Mexican peso, Norwegian krone and Polish zloty also assisted Fund performance, as the U.S. dollar weakened vs. each of these currencies. In addition, the Fund was helped by its modest exposure to the yen, as the U.S. dollar strengthened vs. the Japanese currency. The Fund's positioning in the Canadian dollar, the U.S. dollar and the euro detracted somewhat.

   We maintained the Fund's duration, a principal measure of interest rate risk, shorter than that of the Lehman Global Index for much of the semiannual period, based on our valuation analysis. As global bond yields generally moved up over the semiannual period, most sharply in May and June, the Fund's short duration positioning had a positive effect on results relative to the Lehman Global Index.

   Detracting modestly from the Fund's results relative to the Lehman Global Index was its sector allocation as a whole. The Fund benefited from its exposure to high yield corporate bonds, where the Fund had an emphasis on comparatively high quality issues and bank loans. The Fund also benefited from its allocation to and issue selection within mortgage-backed securities and agency securities. We were underweight investment grade corporate bonds vs. the Lehman Global Index. This

--------------------------------------------------------------------------------

 18 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Global Bond Fund

   helped us vs. the Index when corporate spreads widened amid the sell-off in global equities. However, these positives were slightly more than offset by the Fund's allocation to commercial mortgage-backed securities (CMBS) and U.S. Treasury Inflation Protected Securities (TIPS), which hurt the Fund's results. Of course, the majority of the Fund's holdings remained in the government bond sector.

   The Fund underperformed its Lipper group due primarily to the Fund's more conservative risk profile in comparison to many of its peers during the period. For example, the Fund had just a small exposure to emerging market bonds, which performed quite well for the period.

Q: What changes did you make to the Fund's portfolio during the period?

A: We used the May/June global bond sell-off as an opportunity to move the Fund's comparatively short duration closer to a neutral position vs. the Lehman Global Index. The Fund began the period with a duration 0.81 years shorter than the Lehman Global Index and ended the period 0.21 years shorter. In our view, the May/ June sell-off finally brought global bond yields back to our estimates of fair value.

Q: What is the Fund's tactical view and strategy for the months ahead?

A: The six months ended June 30, 2007, were characterized most by a cyclical divergence between the U.S. and the other major developed nations, with U.S. economic growth slowing, European economies growing rather robustly, and the Japanese economy growing at a near-trend rate. As a result, the U.S. Federal Reserve Board (the Fed) was on hold during the period, maintaining its targeted federal funds rate at 5.25%. The Canadian and Australian central banks were also on hold during the period. The European Central Bank as well as the U.K., Swedish and New Zealand central banks each raised its respective interest rates twice more during the period. Norway's central bank raised its interest rates three times during the period. The Bank of Japan raised its interest rates only one time during the period.

   Going forward, we believe that the global economy as a whole is moving toward near-trend growth rates, with the U.S. economy anticipated to bounce back during the second half of the year once the impact of the housing slowdown dissipates and the European economy expected to moderate once interest rate hikes there take effect. In turn, we believe that the interest rate tightening cycle of central banks overall is approaching an end. We expect the Fed to remain on hold for an extended period of time, the European Central Bank to finish its tightening by late 2007, and the Bank of Japan to perhaps raise rates twice more before ending its tightening cycle in early 2008. Given this rather static environment for bonds, we expect bond yields to make largely range-bound moves around their June 2007 levels.

   Given our benign view for the major central banks, we feel comfortable with the Fund's current positioning. We intend to maintain the Fund's generally conservative profile, a stance that we believe will continue to benefit the Fund during the coming months.

   As always, we constantly monitor the market for changing conditions and regularly re-evaluate the Fund's duration, sector, country, yield curve, and currency positioning in an effort to seek an attractive trade-off between risk and potential return. Our sector teams remain focused on careful individual security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  19

RiverSource VP - Global Bond Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

 TOTAL
 1.00%

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2007

 6 months*                            +0.70%
 1 year                               +5.05%
 3 years                              +4.30%
 5 years                              +6.48%
 10 years                             +4.99%
 Since inception (5/1/96)             +5.24%

 * Not annualized.

COUNTRY BREAKDOWN

 Percentage of portfolio assets at June 30, 2007
 (PIE CHART)

United States                                                                     35.1%
Japan                                                                            10.10%
Germany                                                                           9.80%
France                                                                            7.00%
United Kingdom                                                                    5.10%
Italy                                                                             3.70%
Other(1)                                                                         29.20%

 (1) Includes Netherlands 3.5%, Spain 3.2%, Canada 3.1%, Belgium 2.1%, Ireland 1.7%, Australia 1.7%, Poland 1.5%, Norway 1.2%, Austria 1.1%, Greece 1.1%, New Zealand 1.0%, Supra-National 1.0%, Sweden 1.0%, Mexico 0.8%, Denmark 0.6%, Czech Republic 0.3%, South Africa 0.3%, Brazil 0.2%, Indonesia 0.2%, Jersey 0.2%, Malaysia 0.2%, South Korea 0.1% and Cash & Cash Equivalents 3.1%.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2007)
 Bundesrepublik Deutschland
 (Germany)
 3.75% 2013                            2.7%              $25,184,295
 Govt of Spain
 5.15% 2009                            2.6                24,693,604
 United Kingdom Treasury
 5.00% 2012                            2.4                22,639,844
 Bundesrepublik Deutschland
 (Germany)
 6.50% 2027                            2.2                20,551,209
 Govt of France
 4.00% 2013                            2.1                20,216,518
 Kingdom of Belgium
 3.00% 2010                            2.1                19,925,274
 Govt of Netherlands
 2.50% 2008                            2.1                19,760,593
 Buoni Poliennali Del
 Tesoro (Italy)
 6.00% 2007                            2.1                19,712,798
 Govt of France
 5.00% 2012                            2.1                19,545,501
 United Kingdom Treasury
 5.00% 2014                            2.0                18,722,186

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic events, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


                             The 10 holdings listed here make
 PIE CHART                   up 22.4% of portfolio assets

--------------------------------------------------------------------------------

 20 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Global Inflation Protected Securities Fund

Below, portfolio managers Jamie Jackson and Nic Pifer discuss RiverSource VP -- Global Inflation Protected Securities Fund's results and positioning for the six months ended June 30, 2007.

Q: How did RiverSource VP - Global Inflation Protected Securities
   Fund perform for the semiannual period?

A: RiverSource VP - Global Inflation Protected Securities
   Fund fell 0.16% for the six months ended June 30, 2007. The Fund outperformed its benchmark, the Lehman Brothers Global Inflation Linked Index, which fell 1.57%. The Fund underperformed the Blended Index (made up of 50% Lehman Brothers Global Inflation Linked Index (excluding U.S., fully hedged to the U.S. dollar) and 50% Lehman Brothers U.S. Treasury Inflation Protected Securities Index), which rose 0.07%. The Lehman Brothers U.S. Treasury Inflation Protected Securities Index (Lehman Index) advanced 1.73% for the same time frame.

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2007

                                  (BAR CHART)

RiverSource VP - Global Inflation Protected
  Securities Fund                                      -0.16%

Lehman Brothers Global Inflation Linked ex U.S.
  Hedged Index (unmanaged)                             -1.57%

Lehman Brothers U.S. Treasury Inflation Protected
  Securities Index (unmanaged)                         +1.73%

Blended Index (unmanaged)                              +0.07%

The indices do not reflect the effects of expenses.

It is not possible to invest directly in an index.

The Lehman Brothers Global Inflation Linked Index is an unmanaged index that measures the performance of the inflation protected securities issued in countries around the world, including the United States, the United Kingdom, Canada, Sweden, and France. The index reflects reinvestment of all distributions and changes in market prices.

The Lehman Brothers U.S. Treasury Inflation Protected Securities Index is an unmanaged index that measures the performance of the inflation protected obligations of U.S. Treasury. The index reflects reinvestment of all distributions and changes in market prices.

The Blended Index consists of 50% Lehman Brothers Global Inflation Linked Index (excluding U.S., fully hedged to the U.S. dollar) and 50% Lehman Brothers U.S. Treasury Inflation Protected Securities Index.

Q: What factors most significantly affected the Fund's performance?

A: The Fund's significant exposure to Treasury Inflation
   Protected Securities (TIPS), whose interest payments are automatically adjusted to help offset inflation, challenged the Fund during this six-month period. Yields of TIPS generally moved higher during the period, as anticipation of Federal Reserve Board (the Fed) policy easing did not come to pass, even with inflation levels notably above expectations. This muted Fund returns, as bond yields and prices typically move in opposite directions. Overall U.S. inflation that accrued to the Fund during the semiannual period had an annualized rate of 4.9% compared to just 1.31% for the prior annual period. Overall inflation was particularly high from February through May due to the gradual but persistent increase in food and energy prices.

   When reviewing the performance of TIPS, it is critical to distinguish between overall inflation and core inflation. Overall inflation takes into consideration food and energy as a component of the cost of living. It is the overall inflation rate to which the principal and interest on TIPS are tied. Actual inflation came in higher than expected for the semiannual period, and that higher inflation got passed through the assets in the Fund. In contrast, core inflation, a measure closely monitored by the Fed, which excludes food and energy, often changes significantly on a monthly basis. Core inflation was below 2.3% for the period, a rate just within the upper end of the Fed's "comfort zone" and modestly lower than generally expected.

   The Fund's position in non-U.S. dollar inflation-linked bonds also detracted from the Fund's results during the period. Non-U.S. dollar bonds are bonds denominated in foreign currencies. Non-U.S. dollar inflation-linked bonds underperformed U.S. inflation-linked bonds substantially for the six months, reflecting a more pronounced rise in real yields outside the U.S., in general, and in Europe, in particular. A modest Fund position in short-term maturity U.S. government agency bonds further detracted from the Fund's results.

   The Fund benefited during the period from its defensive positioning in the form of a duration, a measure of the Fund's sensitivity to interest rates, that was shorter than the Lehman Index for most of the period. We had the Fund positioned for higher rates, and, as mentioned above, TIPS yields did rise during the period.

Q: What changes did you make to the Fund's portfolio during the period?

A: We adjusted the Fund's duration somewhat toward the end of the period. Having maintained a shorter-than-Lehman

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  21

RiverSource VP - Global Inflation Protected Securities Fund

   Index duration for most of the semiannual period, we extended the Fund's duration toward a neutral position relative to the Lehman Index in June when rates increased to levels consistent with our fair value estimates.

   During the semiannual period, as the inverted TIPS yield curve started to ease, we focused more of the Fund's positions in securities at the intermediate-term part of the yield curve. Finally, we increased the Fund's allocation to non-U.S. dollar bonds in the Eurozone, including French, German and Italian securities. The Fund's allocations to non-U.S. dollar bonds of the U.K., Japan, Canada and Sweden did not materially shift.

Q: What is the Fund's tactical view and strategy for the months ahead?

A: Most economists now agree that inflation will not likely slow as much as the Fed would like or as much as investors seem to expect, and thus, the Fed is now expected to be on hold indefinitely.

   In our view, cyclical inflation pressures, such as stubbornly high energy prices and slowed labor productivity gains, are in place, and we expect inflation to increase gradually over time. We expect core inflation to increase modestly. More importantly from the Fund's perspective, we believe that overall inflation will remain materially above core inflation. That said, we do not expect inflation to be high enough in the next year and a half or so to threaten the economic expansion.

   Given this view, we intend to maintain the Fund's current neutral duration positioning, or interest rate risk, for the near term. We also intend to maintain the Fund's emphasis on TIPS over nominal Treasuries. We will, of course, continue to closely monitor inflation figures, real rates, security prices, economic data and Fed policy shifts and adjust the portfolio's holdings and duration stance if necessary.

COUNTRY BREAKDOWN

 Percentage of portfolio assets at June 30, 2007
 (PIE CHART)

United States                                                                    51.1%
United Kingdom                                                                   16.7%
France                                                                            9.7%
Italy                                                                             6.9%
Germany                                                                           4.5%
Japan                                                                             3.4%
Other(1)                                                                          7.7%

 (1) Includes Canada 2.8%, Sweden 1.9% and Cash & Cash Equivalents 3.0%.

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

 TOTAL
 0.72%

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2007

 6 months*                            -0.16%
 1 year                               +2.83%
 Since inception (9/13/04)            +2.39%

 * Not annualized.

--------------------------------------------------------------------------------

 22 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Growth Fund

Below, Portfolio Manager Nick Thakore discusses RiverSource VP - Growth Fund's results and positioning for the six months ended June 30, 2007.

Q: How did RiverSource VP - Growth Fund perform for the semiannual period?

A: RiverSource VP - Growth Fund returned 5.78% for the semiannual period ended June 30, 2007. The Fund underperformed its benchmark, the Russell 1000(R) Growth Index (Russell Index), which returned 8.13% for the period. The Fund also underperformed its peer group, represented by the Lipper Large-Cap Growth Funds Index, which advanced 7.66% for the same period.

Q: What factors influenced the Fund's performance during the period?

A: Growth stocks led the U.S. equity markets to sharp gains in the first half of 2007. However, during the period, the market was biased in favor of mid-cap stocks, an area where the Fund had less exposure than the overall Russell Index. Though the Fund advanced during the six months, it lagged the Russell Index, partly because it had smaller positions in a number of strong performing stocks.

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2007

                                  (BAR CHART)

RiverSource VP - Growth Fund                           +5.78%

Russell 1000(R) Growth Index (unmanaged)               +8.13%

Lipper Large-Cap Growth Funds Index                    +7.66%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

   The Fund benefited from its positioning in the telecommunication services and information technology sectors. Telecommunication services was among the stronger performing sectors of the Russell Index, and the Fund's allocation was substantial. In addition, stock selection in the sector was favorable. In information technology, our choice of individual stocks was advantageous.

   Conversely, positioning in the materials, health care and industrials sectors detracted from performance. Materials and industrials were strong sectors for the Russell Index and the Fund had smaller allocations than the Index in both sectors. The Fund had a larger weighting than the Russell Index in the poor performing health care sector and the Fund's health care holdings lagged the sector.

   Among the largest individual detractors were Virgin Media, XM Satellite Radio Holdings and Genentech, positions that were larger than the respective weightings in the Russell Index. Virgin Media struggled as fundamentals weakened and the company disappointed investors with first quarter 2007 earnings. The stock appeals to us based on the underlying value of its assets, a strong economic model for delivering cable, broadband and telephone services, and avenues for continued growth. We owned XM Satellite Radio Holdings before the announcement of its planned merger with Sirius Satellite Radio, with the expectation that a union of the two companies would be a significant positive. Though the companies remain in active merger talks, XM Satellite Radio's stock has languished because the market doubts the deal will close. We think there is a good chance the merger will succeed and even if it does not, we consider the stock's risk/reward profile reasonable based on its current valuation. Biotechnology firm Genentech has suffered from concerns about decelerating growth, competition from new entrants into its markets and a trend toward lower doses on a leading product, which would reduce revenue. Despite some deceleration, the stock has remained a great growth opportunity and recent earnings have exceeded expectations. This stock illustrates a key theme in the Fund -- great growth stocks reaching valuations attractive enough that we want to own them.

   Leading contributors to performance included Vodafone Group, QUALCOMM and Google. The Fund's position in each of these stocks was larger than the respective Russell Index weighting. Vodafone Group, a European telecommunications company with a large wireless presence, began the period at a relatively inexpensive valuation. A combination of improving fundamentals and expectations that were initially quite low led to strong performance. QUALCOMM, a semiconductor company

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  23

RiverSource VP - Growth Fund

   that makes chips for handheld wireless devices, is entering a major product cycle in which the company has a virtual monopoly. Going forward, as many as 90% of all cell phones are expected to have QUALCOMM's 3G technology, potentially earning the company significant royalties. Internet search engine Google continues to perform well, growing rapidly and decelerating slower than the market expected. During the past six months the market's valuation of Google finally began to catch up with the company's solid, steady execution of its business strategy.

Q: What changes did you make to the Fund during the period?

A: We made only minor changes to the portfolio's sector allocations. We added to technology, where performance had been pretty poor, when we began to find interesting opportunities at attractive valuations. We still have confidence in the growth potential of the telecommunications services sector and during the quarter, we added to several European telecommunication stocks, while selling some U.S. telecommunication stocks. We also identified several consumer discretionary stocks that were attractive, which led to a larger weighting in that sector. We modestly reduced the health care and consumer staples weightings and sold some energy stocks.

Q: How do you plan to manage the Fund in the coming months?

A: A major theme within the portfolio is our interest in "mega-cap" companies, that is, the very largest companies within the Fund's equity universe. These stocks are more attractively valued than ever before compared to the rest of the stock market. In addition, they have faster growth rates and better earnings revision trends than the overall market.

   We have also been focusing more on stocks generating high free cash flow. Free cash flow has always been among the criteria in our selection process, but our interest in this factor has become more pronounced. In a decelerating economy, aggregate free cash flow is likely to decline, making companies that can maintain it even more attractive. This characteristic can also make companies more appealing for acquisitions and private equity buyouts, which have been drivers behind recent market performance.

   Another significant theme is the preference for stable growth companies over cyclical companies. With a resilient but decelerating economy, the door is open to either a strong equity market or a weak one. In the past, stable growth companies have performed well amid such uncertainty. Compared to cyclical stocks, stable growth companies are delivering better earnings growth than they have in a long time. In addition, we now find valuations of these companies much more attractive.

--------------------------------------------------------------------------------

 24 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Growth Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

 TOTAL
 1.01%

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2007

 6 months*                             +5.78%
 1 year                               +18.63%
 3 years                              +10.81%
 5 years                               +8.69%
 Since inception (9/15/99)             -2.33%

 * Not annualized.

SECTOR BREAKDOWN*

 Percentage of portfolio assets at June 30, 2007
 (PIE CHART)

Information Technology                                                           23.8%
Health Care                                                                      19.4%
Consumer Discretionary                                                           16.2%
Telecommunication Services                                                       13.9%
Consumer Staples                                                                  8.6%
Industrials                                                                       4.9%
Other(1)                                                                         13.2%

 (1) Includes Financials 4.7%, Materials 3.1%, Energy 2.7%, Options Purchased 0.3% and Cash & Cash Equivalents(2) 2.4%.

 (2) Of the 2.4%, 0.4% is due to security lending activity, 0.1% is due to open options contracts and 1.9% is the Fund's cash equivalent position.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2007)
 Virgin Media                          7.5%              $49,311,402
 Vodafone Group                        4.3                28,408,195
 QUALCOMM                              4.2                27,453,417
 Harman Intl Inds                      4.0                26,280,234
 Cisco Systems                         2.5                16,499,927
 Google Cl A                           2.3                15,057,119
 Genentech                             2.2                14,415,348
 Telefonaktiebolaget LM
 Ericsson ADR                          2.2                14,388,602
 Merck & Co                            2.1                13,925,424
 Altria Group                          1.9                12,485,692

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


                             The 10 holdings listed here make
 PIE CHART                   up 33.2% of portfolio assets

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  25

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - High Yield Bond Fund

Below, portfolio manager Scott Schroepfer discusses RiverSource VP - High Yield Bond Fund's results and positioning for the semiannual period ended June 30, 2007.

Q: How did RiverSource VP - High Yield Bond Fund perform for the semiannual period?

A: RiverSource VP - High Yield Bond Fund rose 3.29% for the semiannual period ended June 30, 2007, underperforming its benchmark, the JP Morgan Global High Yield Index (JP Morgan Index), which advanced 3.63% during the period. The Fund also underperformed its peer group, the Lipper High Current Yield Bond Funds Index, which returned 3.31% during the same time frame.

Q: What factors most significantly affected performance for the period?

A: The six-month period was punctuated by the particularly volatile month of June. The fixed income market saw increased volatility during the month due to several factors. First, woes in the subprime mortgage market continued to trouble the credit markets, leading to a broad reassessment of risk levels and sparking caution among lenders and investors. Second, the high yield corporate bond and bank loan markets stumbled on the latest major wave of higher risk new issue supply, much of which was related to several larger leveraged buyout transactions entering the market. Despite the turmoil, the Fund turned in positive results

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2007

                                  (BAR CHART)

RiverSource VP - High Yield Bond Fund                  +3.29%

JP Morgan Global High Yield Index (unmanaged)          +3.63%

Lipper High Current Yield Bond Funds Index             +3.31%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

   that performed in line with the Fund's peer group, the Lipper High Current Yield Bond Funds Index.

   The Fund's overweight positioning in the health care sector contributed positively to performance during the period, as did security selection within the sector. The Fund had large exposures to several companies that were bought out or filed initial public offerings during the period and the Fund's holdings benefited from these positive events. Positions in hospital owner HCA and long-term acute care hospital Select Medical contributed positively to performance. In addition, Triad Hospitals and Community Health Systems benefited during the period when the companies agreed to merge and redeem their existing bonds at a premium earlier than expected.

   The Fund also benefited from its more modest exposure to auto-related companies, such as GMAC and Ford Motor Credit, which lagged during the period. Individual positions that helped Fund performance included retailer Toys "R" Us and West Corp., a provider of outsourced communication solutions.

   Detracting from performance during the period was the Fund's position in retail holding Claire's Stores. The accessories retailer suffered during the period and detracted from the Fund's results. Lastly, Realogy, a real estate franchisor for the Century 21 and Coldwell Banker brands, underperformed in June. The firm was one of the last leveraged buyouts completed; however, the current turmoil in the debt market combined with the housing downturn caused the bonds to rapidly drop in value at the tail end of the period.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: We added exposure to floating rate bank loans and other floating rate securities during the period. This strategy reflected our belief that floating rate issues, which are reset in line with changes in market rates, were attractively valued relative to fixed rate securities in a rising interest rate environment. In addition, in many cases, adding bank loan exposure positioned the Fund in a more senior part of a company's capital structure, providing attractive risk-adjusted returns. We lowered the Fund's exposure to the media industry (broadcast, television and radio), which has traditionally been an overweight in the Fund's portfolio relative to the JP Morgan Index due primarily to relative valuation levels. The Fund continues to have larger exposure than the JP Morgan Index in the health care and energy sectors as well as in the wireline telecommunications and cable industries. Underweights in the Fund's portfolio relative to the JP Morgan Index include the industrials and information technology sectors.

--------------------------------------------------------------------------------

 26 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - High Yield Bond Fund

Q: What is the Fund's tactical view and strategy for the months ahead?

A: Going forward, we continue to believe that the key to potential outperformance will be leveraging our strength in credit research. We strive to select the right bonds while maintaining a diligent review of potential credit risks at individual companies. We sell bonds when we believe that risks outweigh a bond's total return potential.

   We have a bottom-up approach when selecting credits. One of our competitive advantages is that our team of nine analysts performs in-depth research to acquire deep knowledge and insight of the industries it covers. We believe that good security selection based on quality and in-depth security research will be key to performance in the near term.
   We believe that the U.S. may well be in the later stages of the current economic recovery when economic growth may be expected to slow. We further expect corporate earnings growth to slow, which along with slower productivity gains, rising energy and commodity costs and higher labor costs, will likely put pressure on profit growth.

   Finally, while company fundamentals generally remain solid, we anticipate that the default rate within the high yield bond market, while not spiking dramatically, is poised to move higher over the next twelve months. There has been more aggressive issuance within the high yield bond market of late and a greater percentage of bonds rated CCC coming into the market. Given this view, taking incremental risk when valuations do not justify it does not seem prudent. We intend to continue upgrading credit quality in the Fund's portfolio. We further intend, of course, to continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

 TOTAL
 0.88%

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2007

 6 months*                             +3.29%
 1 year                               +11.16%
 3 years                               +9.35%
 5 years                              +11.42%
 10 years                              +4.80%
 Since inception (5/1/96)              +5.39%

 * Not annualized.

SECTOR BREAKDOWN*

 Percentage of portfolio assets at June 30, 2007
 (PIE CHART)

Consumer Discretionary                                                           18.9%
Telecommunication                                                                18.9%
Materials                                                                        12.5%
Health Care                                                                      12.0%
Consumer Staples                                                                  8.4%
Industrials                                                                       7.4%
Other(1)                                                                         21.9%

 (1) Includes Energy 7.0%, Utilities 5.8%, Financials 3.6% and Cash & Cash Equivalents(2) 5.5%.

 (2) Of the 5.5%, 0.4% is due to security lending activity and 5.1% is the Fund's cash equivalent position.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

TOP TEN CORPORATE BOND HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2007)
 Williams Companies
 7.63% 2019                            1.3%              $15,545,425
 Community Health Systems
 8.88% 2015                            1.1                13,300,399
 Windstream
 8.63% 2016                            1.1                12,960,719
 INVISTA
 9.25% 2012                            1.0                12,641,364
 Select Medical
 11.08% 2015                           1.0                12,569,167
 Realogy
 12.38% 2015                           0.9                11,082,313
 Cott Beverages USA
 8.00% 2011                            0.9                11,055,459
 ASG Consolidated
 LLC/Finance
 12.01% 2011                           0.9                11,020,500
 MedCath Holdings
 9.88% 2012                            0.9                10,760,392
 Georgia-Pacific
 7.13% 2017                            0.9                10,468,800

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


                             The 10 holdings listed here make
 PIE CHART                   up 10.0% of portfolio assets

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  27

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Income Opportunities Fund

Below, Brian Lavin, portfolio manager for RiverSource VP - Income Opportunities Fund discusses the Fund's results and positioning for the semiannual period ended June 30, 2007.

Q: How did RiverSource VP - Income Opportunities Fund perform for the semiannual period?

A: RiverSource VP - Income Opportunities Fund returned
   2.49% for the six months ended June 30, 2007. The Fund underperformed its benchmark, the unmanaged Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (Merrill Lynch Index), which gained 2.57%. The Fund's peer group, as represented by the Lipper High Current Yield Bond Funds Index, returned 3.31% during the same period.

Q: What factors most significantly affected the Fund's performance?

A: The Fund benefited most from its greater allocation to bonds rated B and B- and to split-rated bonds, wherein two or more major rating agencies give the same security different ratings than the Merrill Lynch Index. As riskier areas of the high yield bond market significantly outperformed higher quality bonds during the semiannual period, such positioning gave the Fund a notable yield advantage over the Merrill Lynch Index for the six months ended June 30, 2007.

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2007

                                  (BAR CHART)

RiverSource VP - Income Opportunities Fund             +2.49%

Merrill Lynch U.S. High Yield Cash Pay BB-B Rated
  Constrained Index (unmanaged)                        +2.57%

Lipper High Current Yield Bond Funds Index             +3.31%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

   The Fund also benefited during the period from its significant allocations to the health care and media industries, which generally performed well, and from its more modest exposure to auto loan companies, such as GMAC and Ford Motor Credit, which lagged. Security selection within the health care industry also boosted the Fund's results. Long-term acute care hospital company Select Medical rebounded from poor performance in 2006 primarily due to an ease of concern over its reimbursement framework. Positions in hospital owners HCA and Triad Hospitals also performed well. In other sectors, NewPage, a coated white paper manufacturer, PQ, a chemical company, and Alion Science and Technology, a defense company, were particularly strong performers.

   Conversely, modest allocations to the metals and mining and the capital goods industries, which outpaced the Merrill Lynch Index, detracted from the Fund's results. In the paper and forest products industry, newsprint paper company Abitibi-Consolidated disappointed. Abitibi-Consolidated faced challenging fundamentals, as there was too much supply and too little demand for newsprint paper during the period. There were also several positions in the Fund that were hurt by sharply rising interest rates over the six months.

   Finally, as mentioned, the riskiest areas of the high yield bond market significantly outperformed higher quality bonds during the semiannual period. Because the Fund maintained a greater emphasis on bonds rated BB than its Lipper peer group, the Fund's performance relative to the Lipper Index lagged.

Q: What changes did you make to the Fund's portfolio during the period?

A: For most of the semiannual period, the Fund maintained a somewhat more aggressive stance than the Merrill Lynch Index. Then, beginning in May, as interest rates rose sharply and yield spreads between high yield corporate bonds and equivalent-duration U.S. Treasuries narrowed, we reduced the Fund's positions in lower rated bond holdings. In doing so, the Fund ended the period with a ratings profile closer to that of the Merrill Lynch Index, although still slightly more biased toward bonds rated B on a comparative basis.

   We increased the Fund's positions in high yield bank loans during the period. Bank loans historically tend to be more senior in the capital structure, meaning that they have precedence over other securities in the event of a default or bankruptcy. Bank loans are also floating rate securities, which were attractively valued relative to fixed rate securities in a rising interest rate environment. Floating rate issues are reset in line with changes in

--------------------------------------------------------------------------------

 28 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Income Opportunities Fund

   market rates, and indeed, these floating securities enabled the Fund to capture higher rates through the frequent resets of these securities' yields when rates moved higher during these months.

   We made no significant changes in industry allocations. Any shifts over the period were as the direct result of our focus on bottom-up security selection and opportunistic trades. At the end of the semiannual period, the Fund had sizable allocations compared to the Merrill Lynch Index in health care, media, gaming, energy, paper and forest products, and defense. The Fund had more modest exposure than the Merrill Lynch Index to the autos, retail, homebuilders, metals and mining, technology and integrated utilities industries at the end of June 2007.

Q: What is the Fund's tactical view and strategy for the months ahead?

A: Going forward, we continue to believe that the key to potential outperformance will be leveraging our strength in credit research. We strive to select the right bonds while maintaining a diligent review of potential credit risks at individual companies. We sell bonds when risks outweigh a bond's total return potential.

   We have a bottom-up approach when selecting credits. One of our competitive advantages is that our team of nine analysts performs in-depth research to acquire deep knowledge and insight of the industries they cover. We believe that good security selection based on quality and in-depth security research will be key to performance in the near term.

   On the macro front, we believe that there is a high probability of the Federal Reserve Board keeping the targeted federal funds rate at its current 5.25% for an extended period of time. The prospects for stronger economic growth both in the U.S. and abroad, and the positive implications for corporate profit growth, have thus offset any ongoing concerns about accelerating inflation or higher long-term interest rates. During the remainder of 2007, however, slowing productivity growth, higher unit labor costs and higher interest rates may prove challenging for corporate managements to keep profit growth from slowing. It is also important to note that while the fallout from the subprime mortgage turmoil needs to be monitored, we do not believe it will be a linchpin to a more widespread economic recession.

   Finally, while company fundamentals generally remain solid, we anticipate that the default rate within the high yield bond market, while not spiking dramatically, may increase somewhat after next year, as there has been more aggressive issuance within the high yield bond market of late and a greater percentage of bonds rated CCC coming into the market. In fact, issuance for leveraged buyout (LBO) financing over the first half of 2007 has already surpassed issuance for LBO financing during the entirety of 2006. Given our view for the more near term, however, we intend to more closely align the Fund's portfolio with the Merrill Lynch Index from a ratings perspective. We further intend, of course, to continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  29

RiverSource VP - Income Opportunities Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

 TOTAL
 0.90%

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2007

 6 months*                            +2.49%
 1 year                               +9.36%
 3 years                              +7.52%
 Since inception (6/1/04)             +7.82%

 * Not annualized.

SECTOR BREAKDOWN*

 Percentage of portfolio assets at June 30, 2007
 (PIE CHART)

Consumer Discretionary                                                           18.2%
Telecommunication                                                                16.3%
Materials                                                                        11.5%
Utilities                                                                         9.4%
Industrials                                                                       8.7%
Energy                                                                            8.6%
Other(1)                                                                         27.3%

 (1) Includes Consumer Staples 7.8%, Health Care 7.7%, Financials 7.3% and Cash & Cash Equivalents 4.5%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

TOP TEN CORPORATE BOND HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2007)
 Dow Jones CDX North
 America High Yield
 7.63% 2012                            3.8%              $23,639,999
 Williams Companies
 7.88% 2021                            1.3                 8,035,624
 Smurfit-Stone Container
 Enterprises
 8.00% 2017                            1.2                 7,129,500
 Windstream
 8.63% 2016                            1.1                 6,863,173
 GMAC
 7.70% 2016                            1.1                 6,714,600
 Salem Communications
 Holding
 7.75% 2010                            1.1                 6,634,689
 Cott Beverages USA
 8.00% 2011                            1.1                 6,524,600
 Community Health Systems
 8.88% 2015                            1.0                 6,366,349
 Seagate Technology HDD
 Holdings
 6.80% 2016                            1.0                 6,336,000
 EchoStar DBS
 7.13% 2016                            1.0                 6,016,512

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


                             The 10 holdings listed here make
 PIE CHART                   up 13.7% of portfolio assets

--------------------------------------------------------------------------------

 30 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - International Opportunity Fund

RiverSource VP - International Opportunity Fund portfolio managers Alex Lyle and Dominic Rossi of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the six months ended June 30, 2007. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., acts as the subadviser to the Fund.

Q: How did RiverSource VP - International Opportunity Fund perform for the semiannual period?

A: RiverSource VP - International Opportunity Fund gained
   9.95% for the six months ended June 30, 2007. The Fund underperformed its benchmark index, the Morgan Stanley Capital International EAFE Index (MSCI Index), which returned 11.09%. The Fund also underperformed the Lipper International Large-Cap Core Funds Index, representing the Fund's peer group, which gained 10.76% for the same time frame.

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2007

                                  (BAR CHART)

RiverSource VP - International Opportunity Fund        +9.95%

MSCI EAFE Index (unmanaged)                           +11.09%

Lipper International Large-Cap Core Funds Index       +10.76%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper International Large-Cap Core Funds Index includes the 30 largest international large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

Q: What factors most significantly affected the Fund's performance?

A: The Japanese market underperformed during the period.
   In addition, the Fund's sector selection, favoring domestic cyclical areas in this market, proved unhelpful.

   The Fund's investments in China, such as China Overseas Land & Investment and China Mobile, contributed positively to performance. In addition, China Merchants Bank, a leader in the rapidly growing Chinese consumer lending sector, announced strong results during the period.

   European stocks that performed well included the UK-based international building materials supplier Hanson; London-based bank Standard Chartered; the world's largest steel firm, Arcelor Mittal; and Anglo American, a global leader in mining and natural resources. Conversely, stocks that detracted from performance included: British retailer Tesco, which unveiled a disappointing trading statement; Belgian food retailer Colruyt, which released disappointing figures; and UK insurer Admiral Group suffered from negative sentiment towards the motor insurance cycle.

Q: What changes did you make to the Fund during the period?

A: We reduced the Fund's overall position in Japan. Holdings in Pacific Metal and real estate companies, TOC and Mitsui Fudosan, were sold. We added to the Fund's holding in life insurer T&D Holdings. New additions to the portfolio included trading company Sumitomo Corporation and Kobe Steel.

   In Europe, the Fund's exposure to the banking sector was decreased by selling the Fund's investment in Switzerland's UBS. Investment in the retail sector was also reduced due to concerns about the impact of rising borrowing costs on consumption. The Fund's holding in Resolution, the UK-based life insurance company, was sold after talks about an acquisition ended. In addition, the Fund's holding in Assa Abloy, a Scandinavian lock and security systems supplier, was reduced.

   The Fund added to its holdings in ALSTOM, the French power generation and transportation manufacturer, and Swiss consumer goods firm Nestle. We believe China Mobile has excellent growth potential, and therefore, the Fund's holding in the company was increased.

Q: How do you intend to manage the Fund going forward?

A: We continue to view the outlook for the market in a favorable light and we believe the background for international equities remains positive. Valuations are attractive, corporate results have been encouraging, and

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  31

RiverSource VP - International Opportunity Fund

   we expect merger and acquisition activity to continue. However, recent volatility in global bond and equity markets, triggered by concerns over the U.S. subprime mortgage market, may continue to impact international equity markets in the immediate future.

   The Fund is overweight in the UK, where valuations are low. We have a small underweight in Japan relative to the MSCI Index, but we still see strength in Japan's economy. The Fund remains overweight in the Far East, particularly in Hong Kong and China, and in Australian mining stocks. Materials and mining stocks remain a focus for the Fund due to strong demand in those industries combined with limited new supply. Health care is another overweight for the Fund given the aging population and increasing wealth to spend money on health care. Lastly, the Fund is underweight in telecommunications stocks. In our view, the telecommunications industry is suffering from intense competition and overcapacity. We are also underweight in utilities, where valuations appear unattractive.

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

 TOTAL
 1.08%

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2007

 6 months*                             +9.95%
 1 year                               +23.58%
 3 years                              +21.11%
 5 years                              +14.20%
 10 years                              +5.01%
 Since inception (1/13/92)             +6.82%

 * Not annualized.

COUNTRY BREAKDOWN
 Percentage of portfolio assets at June 30, 2007
 (PIE CHART)

United Kingdom                                                                   22.9%
Japan                                                                            18.4%
France                                                                           11.1%
Germany                                                                           9.4%
Switzerland                                                                       6.5%
Hong Kong                                                                         3.4%
Other(1)                                                                         28.3%

 (1) Includes Australia 2.8%, Belgium 2.3%, Netherlands 2.0%, Spain 1.9%, Italy 1.8%, Singapore 1.8%, Canada 1.4%, Greece 1.4%, South Africa 1.1%, Sweden 0.9%, China 0.8%, Ireland 0.8%, Austria 0.7%, South Korea 0.7%, Chile 0.6%, Finland 0.6%, Portugal 0.6%, Brazil 0.5%, Denmark 0.5%, Russia 0.5%, Taiwan 0.5%, Indonesia 0.4% and Cash & Cash Equivalents(2) 3.7%.

 (2) Of the 3.7%, 3.1% is due to security lending activity and 0.6% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2007)
 BG Group (United Kingdom)             2.2%              $29,073,004
 Tesco (United Kingdom)                2.1                28,727,526
 Total (France)                        2.1                28,114,102
 Allianz (Germany)                     1.8                23,473,227
 Anglo American (United
 Kingdom)                              1.6                21,924,677
 Vodafone Group (United
 Kingdom)                              1.6                20,994,929
 Roche Holding
 (Switzerland)                         1.5                19,730,039
 Toyota Motor (Japan)                  1.3                17,619,565
 Standard Chartered (United
 Kingdom)                              1.2                16,201,280
 Pernod Ricard (France)                1.1                14,660,930

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic events, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


                             The 10 holdings listed here make
 PIE CHART                   up 16.5% of portfolio assets

--------------------------------------------------------------------------------

 32 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Large Cap Equity Fund

Below, Portfolio Managers Bob Ewing and Nick Thakore discuss RiverSource
VP - Large Cap Equity Fund's results and positioning for the six-months ended June 30, 2007.

Q: How did RiverSource VP - Large Cap Equity Fund perform for the semiannual period?

A: RiverSource VP - Large Cap Equity Fund advanced
   6.29% for the six months ended June 30, 2007. The Fund underperformed its benchmarks, the Russell 1000(R) Index (Russell Index), which advanced 7.18%, and the Standard & Poor's 500 Index (S&P 500 Index), which advanced 6.96% during the period. The Fund also underperformed its peer group, the Lipper Large-Cap Core Funds Index, which gained 7.33%.

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2007

                                  (BAR CHART)

RiverSource VP - Large Cap Equity Fund                 +6.29%

Russell 1000(R) Index (unmanaged)                      +7.18%

S&P 500 Index (unmanaged)                              +6.96%

Lipper Large-Cap Core Funds Index                      +7.33%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices.

The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

Q: What factors had a significant impact on performance?

A: Though U.S. equities advanced strongly during the period, the Fund did not keep pace with the Russell Index as the market did not reward the primary investment themes within the portfolio. Specifically, the Fund emphasized large-cap stocks within the Russell Index, while the market preferred mid-cap and small-cap stocks. Another key theme was the focus on stable growth stocks, rather than more economically dependent cyclical stocks. Though large-cap growth did outperform large-cap value during the period, this positioning was only modestly effective for the Fund.

   Stock selection, particularly in the consumer discretionary, materials and consumer staples sectors, was responsible for the Fund's underperformance of the Russell Index. Conversely, selection in the information technology, industrials and telecommunication services sectors added value during the period.

   The Fund had a larger telecommunication services position than the Russell Index and a smaller financials position, both of which added to performance. This was offset by an energy weighting that was smaller than the Russell Index.

   Individual contributors to performance included Vodafone Group, QUALCOMM and Nokia. The Fund's holdings in each of these stocks were larger than the respective Russell Index weightings. Vodafone Group, a European wireless telecommunications company, began the period at a relatively inexpensive valuation. A combination of improving fundamentals and expectations that were initially quite low led to strong performance. QUALCOMM, a semiconductor company that makes chips for handheld wireless devices, is entering a major product cycle in which they have a virtual monopoly on technology for the next generation of cell phone handsets. Going forward, as many as 90% of all cell phones are expected to have QUALCOMM's 3G technology, potentially earning the company significant royalties. We believe sales of this next generation of cell phones will accelerate faster than many people expect. Cell phone manufacturer Nokia benefited from a favorable market for wireless handsets, particularly lower cost products in the emerging markets, an area where Nokia has a strong presence.

   Individual detractors included Virgin Media and XM Satellite Radio Holdings, positions that were larger than the respective weightings in the Russell Index, and Schlumberger, where the Fund had a smaller-than-Russell Index weighting. Virgin Media struggled as fundamentals weakened and the company disappointed investors with its

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  33

RiverSource VP - Large Cap Equity Fund

   first quarter 2007 earnings. Still, the stock appealed to us based on the underlying value of its assets, a strong economic model for delivering cable, broadband and telephone services, and the potential for continued growth. XM Satellite Radio Holdings remains in active merger talks with Sirius Satellite Radio. We owned the stock before the merger announcement, with the expectation that a union between the two companies would be a significant positive. XM Satellite Radio's stock has languished since the merger announcement because the market doubts the deal will close. Though we think there is a good chance the merger will succeed, even if it does not, we think the stock's risk/reward profile is reasonable based on its current valuation. The Fund was underexposed to Schlumberger, an international oil services company. This underweight reflected both our sector strategy with its reduced emphasis on energy, as well as our belief that Schlumberger was relatively expensive at the start of the fiscal year. Nevertheless, the stock advanced strongly during the period, hampering our performance relative to the Russell Index.

Q: What changes did you make to the Fund during the period?

A: We increased the Fund's weightings in the information technology and industrials sectors. Within information technology, we added to the semiconductor group, where we see fewer competitive pressures and more attractive valuations. In the industrials sector, segments such as industrial conglomerates became relatively inexpensive, providing an opportunity for us to increase exposure.

   We reduced the Fund's telecommunications holdings, taking profits in several regional telephone operating companies that performed very well. The telecommunications position remains significantly larger than that of the Russell Index. We also reduced exposure to financials as the unfavorable environment for this sector has lasted longer than anticipated.

Q: How do you plan to manage the Fund in the coming months?

A: With an economy that has been resilient, but is in the late stages of its cycle, the door is open to either a strong or weak equity market. In the past, stable growth companies have performed well amid such uncertainty and a focus on these companies remains a key investment theme within this Fund. Compared to cyclical stocks, stable growth companies are delivering better earnings growth than they have in a long time. In addition, we now find valuations of these companies much more attractive. The other major portfolio theme is a preference for larger companies within our universe. Larger companies are delivering attractive growth rates and still appear inexpensive relative to mid- and small-cap stocks based on the historical relationships between these groups.

   Executing these themes has resulted in telecommunication services, consumer discretionary and information technology positions that are larger than the respective Russell Index sectors. Within consumer discretionary, media stocks and homebuilders appear very attractive to us. The Fund's financials, industrials and energy positions are smaller than those of the Russell Index.

--------------------------------------------------------------------------------

 34 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Large Cap Equity Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

 TOTAL
 0.83%

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2007

 6 months*                             +6.29%
 1 year                               +20.64%
 3 years                              +10.65%
 5 years                              +10.00%
 10 years                              +4.71%
 Since inception (10/13/81)           +10.79%

 * Not annualized.

SECTOR COMPOSITION*

 Percentage of portfolio assets at June 30, 2007
 (PIE CHART)

Financials                                                                       17.3%
Information Technology                                                           16.6%
Health Care                                                                      12.6%
Consumer Discretionary                                                           12.4%
Industrials                                                                       8.5%
Energy                                                                            8.1%
Other(1)                                                                         24.5%

 (1) Includes Telecommunication Services 7.5%, Consumer Staples 7.4%, Materials 3.1%, Utilities 2.5% and Cash & Cash Equivalents(2) 4.0%.

 (2) Of the 4.0%, 0.7% is due to security lending activity, 0.04% is due to open options contracts and 3.3% is the Fund's cash equivalent position.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2007)
 Exxon Mobil                           3.3%              $117,706,119
 Virgin Media                          2.9                103,019,592
 General Electric                      2.0                 68,652,462
 Pfizer                                1.8                 64,802,843
 QUALCOMM                              1.8                 62,375,859
 Citigroup                             1.7                 61,111,059
 Bank of America                       1.6                 57,243,248
 American Intl Group                   1.6                 55,910,552
 Vodafone Group                        1.6                 54,563,434
 Altria Group                          1.4                 50,771,540

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


                             The 10 holdings listed here make
 PIE CHART                   up 19.7% of portfolio assets

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  35

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Large Cap Value Fund

Below, Portfolio Manager Bob Ewing discusses RiverSource VP - Large Cap Value Fund's results and positioning for the six-month period ended June 30, 2007.

Q: How did RiverSource VP - Large Cap Value Fund perform for the semiannual period?

A: RiverSource VP - Large Cap Value Fund advanced 5.92% for the six months ended June 30, 2007. The Fund underperformed its benchmark, the Russell 1000(R) Value Index (Russell Index), which increased 6.23% during the period. The Fund also underperformed its peer group, the Lipper Large-Cap Value Funds Index, which gained 7.27% during the same time frame.

Q: What factors significantly affected performance?

A: The stock market delivered strong gains for the first six months of the Fund's fiscal year. However, the market did not favor our key investment themes. Within the portfolio, we emphasized the larger stocks in our universe, while the market generally preferred mid- and small-cap stocks. We preferred higher quality stocks over lower quality stocks, but large blue chip stocks tended to lag the average stock

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2007

                                  (BAR CHART)

RiverSource VP - Large Cap Value Fund                  +5.92%

Russell 1000(R) Value Index (unmanaged)                +6.23%

Lipper Large-Cap Value Funds Index                     +7.27%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

   during the six months. Investors have come to accept that there is more longevity to this economic cycle than previously thought, which worked against these themes. We also favored stocks traditionally considered to have growth characteristics, but which have been priced more like value stocks. This slight bias toward growth was modestly advantageous.

   The Fund's sector allocations had a favorable effect on return relative to the Russell Index, but this was offset by stock selection. Having a smaller financials position than the Russell Index, a larger industrials position and a larger information technology position were all advantageous. Smaller weightings in energy and materials than the Russell Index were disadvantageous.

   Stock selection in the consumer discretionary and consumer staples sectors hampered the Fund's performance. A number of individual detractors had exposure to consumer spending and the weakening housing industry, including Countrywide Financial and Hovnanian Enterprises. Countrywide Financial suffered from declining mortgage applications, price competition and rising concerns about subprime lending, a mortgage segment where Countrywide has only modest exposure. Hovnanian Enterprises appealed to us for its attractive valuation at the start of the period, but fundamentals failed to stabilize and homebuilding stocks were disappointing overall. Another detractor, Spectrum Brands, which makes consumer products such as batteries and fertilizer, faced discouraging fundamental trends, debt issues and a corporate restructuring designed to cut costs. In addition, the deal for the sale of a division fell through. Though we had significantly reduced the Fund's holdings of Spectrum Brands before the start of this fiscal year, its decline was large enough to impact six-month performance.

   Stock selection in the industrials and financials sectors contributed positively to performance. Within the industrials sector, Honeywell Intl and Caterpillar were key contributors. In addition to its industrial exposure, Honeywell Intl operates in aerospace and defense, an area that has been particularly strong. Heavy machinery manufacturer Caterpillar benefited from strength in the farming industry where high corn and grain prices have driven increased activity. In addition, new emissions standards for heavy duty engines turned out to be less problematic for the company than previously anticipated. Within the financials sector, the Fund benefited from strong performance from brokerage firms.

   The Fund's de-emphasis of household products company Procter and Gamble, which declined slightly during the period, helped the Fund's performance relative to the

--------------------------------------------------------------------------------

 36 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Large Cap Value Fund

   Russell Index. The Russell Index's Procter and Gamble allocation is substantial. The Fund's holdings were significantly smaller because we don't consider it prudent to have such a large individual position and because we believe the stock's high valuation leaves little room for any disappointments from the company.

Q: What changes did you make during the period?

A: We increased the Fund's energy exposure. Though valuations of refiners and exploration and production companies already reflected recent strong performance, we found valuations attractive in other energy areas, such as offshore drilling and integrated oil and gas companies. We also added to the Fund's health care position, particularly pharmaceutical companies, based on attractive valuations.

   We reduced the Fund's consumer discretionary position, primarily decreasing exposure to stocks that are directly or indirectly affected by the housing market or how consumers feel about their finances, such as homebuilders, retailers and restaurants. However, the Fund's consumer discretionary position remains larger than that of the Russell Index. We also decreased the telecommunication services allocation, taking profits in several regional telephone operating companies that have performed very well.

Q: How do you plan to manage the Fund in the coming months?

A: At this point, we expect economic growth to be stable at relatively modest growth rates. We are in the late stages of this economic cycle and, in our view, valuations on economically sensitive companies are high by historical standards. This scenario supports continued implementation of our current themes: preferring larger companies over smaller companies that are trading at attractive valuations and focusing on higher quality companies. Executing these themes has led to information technology and consumer discretionary positions that are larger than those of the Russell Index and financials and consumer staples positions that are smaller. We remain firmly committed to our value strategy.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  37

RiverSource VP - Large Cap Value Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

             TOTAL                        NET EXPENSES(A)
             1.23%                             1.05%

 (a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 1.05%.

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2007

 6 months*                             +5.92%
 1 year                               +21.05%
 3 years                              +12.81%
 Since inception (2/4/04)             +11.71%

 * Not annualized.

SECTOR BREAKDOWN*

 Percentage of portfolio assets at June 30, 2007
 (PIE CHART)

Financials                                                                       28.0%
Energy                                                                           12.2%
Industrials                                                                       9.9%
Consumer Discretionary                                                            9.8%
Information Technology                                                            9.0%
Health Care                                                                       7.9%
Other(1)                                                                         23.2%

 (1) Includes Telecommunication Services 6.5%, Consumer Staples 5.5%, Utilities 4.4%, Materials 3.2% and Cash & Cash Equivalents 3.6%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2007)
 Exxon Mobil                           4.6%               $1,257,361
 Citigroup                             3.5                   955,020
 Bank of America                       3.4                   913,559
 AT&T                                  2.4                   662,382
 Chevron                               2.3                   617,900
 Pfizer                                2.2                   594,247
 General Electric                      2.0                   552,572
 American Intl Group                   1.9                   525,155
 JPMorgan Chase & Co                   1.9                   506,399
 Verizon Communications                1.9                   505,568

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


                             The 10 holdings listed here make
 PIE CHART                   up 26.1% of portfolio assets

--------------------------------------------------------------------------------

 38 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Mid Cap Growth Fund

Below, portfolio manager John Schonberg and associate portfolio managers Mike Marzolf and Sam Murphy discuss RiverSource VP - Mid Cap Growth Fund's results and positioning for the ended June 30, 2007.

Q: How did RiverSource VP - Mid Cap Growth Fund perform for the semiannual period?

A: RiverSource VP - Mid Cap Growth Fund advanced
   11.55% for the six months ended June 30, 2007, outperforming its benchmark, the Russell Midcap(R) Growth Index (Russell Index), which advanced 10.97% for the period. The Fund's peer group, represented by the Lipper Mid-Cap Growth Funds Index, was up 14.70% for the same time frame.

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2007

                                  (BAR CHART)

RiverSource VP - Mid Cap Growth Fund                  +11.55%

Russell Midcap(R) Growth Index (unmanaged)            +10.97%

Lipper Mid-Cap Growth Funds Index                     +14.70%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Russell Midcap(R) Growth Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Growth Index. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

Investments in mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

Q: What factors most significantly affected performance for the period?

A: Stocks performed quite well during the past six months, surprising many investors with the strength of the upside advance. The mid-cap growth universe also rose sharply, with cyclical areas such as basic materials and energy performing very well and mid-size stocks benefiting from both increased merger and acquisition activity and more publicly traded companies being taken private.

   The Fund's outperformance of the Russell Index during the six-month period stemmed mainly from favorable results in the financials, health care and consumer discretionary sectors. In financials, the Fund had a smaller weighting than the Russell Index, which was beneficial as the financials sector was the second weakest Russell Index segment. Overall, the Fund's financial holdings outperformed their peers in the Russell Index. Online brokerage firm TD Ameritrade Holding was a key contributor. Given an unfavorable outlook for banks and attractive historical valuations for online brokers, we saw companies such as TD Ameritrade Holding as potential recipients of new assets. During the period, takeover speculation raised TD Ameritrade's stock price.

   Stock selection in the health care sector added to return. Examples of strong performers included Dendrite, a pharmaceutical sales support company that was acquired, and pharmacy benefits manager Express Scripts. In our view, Express Scripts was a quality company with a strong market position and a healthy long-term growth rate. Results during the past six months validated our view.

   The Fund had a smaller consumer discretionary position than the Russell Index, which was advantageous. Stock selection in the sector was also beneficial. The Fund's energy allocation was similar to that of the Russell Index, but within the sector, the Fund did not own some of the more aggressive companies that performed particularly well during the past six months. As a result, energy stock selection detracted from performance relative to the Russell Index.

Q: What changes did you make during the period?

A: Early in the period, we judiciously repositioned the portfolio, increasing the number of holdings, adjusting sector positions and improving the underlying risk profile. These moves resulted in more consistent performance, less exposure to any individual company and better positioning on a risk-adjusted basis.

   During the past six months, we continued to reduce the Fund's allocation to consumer discretionary stocks, while

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  39

RiverSource VP - Mid Cap Growth Fund

   also slightly reducing the health care weighting. We remain concerned that higher interest rates and lower housing prices could hamper consumers' desire and ability to maintain spending. In the health care sector, we continue to favor companies that offer very clear financial benefits to hospitals due to the increased cost pressures facing the industry. We increased the Fund's financials position, which had been smaller than the weighting in the Russell Index. Because we believe we may be approaching the end of an unfavorable interest rate environment, we established a financials weighting similar to that of the benchmark.

Q: What is your tactical view and how will you position the Fund for the months ahead?

A: In managing the Fund, we currently look at how stocks fit into three thematic "buckets." The first bucket includes stocks we think can appreciate significantly over the next one to three years due to participation in a dominant trend, for example the shift toward conducting more business over the Internet. The second bucket includes stocks with a cyclical theme and a 12- to 18-month time horizon, which may be benefiting from a new or upgraded product or a macroeconomic event such as interest rate changes. The opportunistic bucket, which is smaller than the others, includes stocks expected to deliver results within six months due to factors such as positive earnings surprises, anticipated regulatory rulings or acquisitions.

   This thematic approach enables us to diversify the time horizon of the Fund's holdings. In our view, it is important to hold stocks that may outperform over different periods in order to deliver solid risk-adjusted returns in the near term, with potential outperformance over the long term.

   We anticipate continued strong market results through 2007 and we think the mid-cap universe may continue to benefit from the merger and acquisition activity that has recently driven equity markets. Mid-cap companies are desirable acquisitions for large-cap companies and for private equity investors because they offer faster growth than larger companies, but have more proven growth rates than small-cap companies.

--------------------------------------------------------------------------------

 40 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Mid Cap Growth Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

 TOTAL
 0.88%

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2007

 6 months*                            +11.55%
 1 year                               +14.68%
 3 years                               +8.98%
 5 years                               +9.06%
 Since inception (5/1/01)              +5.62%

 * Not annualized.

SECTOR BREAKDOWN*

 Percentage of portfolio assets at June 30, 2007
 (PIE CHART)

Information Technology                                                           29.7%
Health Care                                                                      14.9%
Consumer Discretionary                                                           11.6%
Industrials                                                                      11.4%
Financials                                                                        8.7%
Energy                                                                            8.5%
Other(1)                                                                         15.2%

 (1) Includes Telecommunication Services 4.0%, Consumer Staples 3.1%, Materials 1.9%, Utilities 1.6% and Cash & Cash Equivalents(2) 4.6%.

 (2) Of the 4.6%, 1.5% is due to security lending activity and 3.1% is the Fund's cash equivalent position.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2007)
 Maxim Integrated Products             2.2%              $14,597,964
 T Rowe Price Group                    2.0                13,525,128
 Advent Software                       2.0                13,493,049
 St. Jude Medical                      2.0                13,481,511
 TD Ameritrade Holding                 1.9                12,517,900
 Electronic Arts                       1.6                10,417,593
 Endo Pharmaceuticals
 Holdings                              1.5                10,216,182
 Sirius Satellite Radio                1.3                 8,937,179
 Newfield Exploration                  1.3                 8,591,731
 ENSCO Intl                            1.3                 8,518,094

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


                             The 10 holdings listed here make
 PIE CHART                   up 17.1% of portfolio assets

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  41

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Mid Cap Value Fund

Below, portfolio managers Warren Spitz, Steve Schroll, Laton Spahr and Paul Stocking discuss RiverSource VP - Mid Cap Value Fund's results and positioning for the semiannual period ended June 30, 2007.

Q: How did RiverSource VP - Mid Cap Value Fund perform for the semiannual period?

A: RiverSource VP - Mid Cap Value Fund returned 15.41% for the six months ended June 30, 2007. The Fund outperformed its benchmark, the Russell Midcap(R) Value Index (Russell Index), which advanced 8.69% for the period. The Fund also outperformed the Lipper Mid-Cap Value Funds Index, representing its peer group, which rose 11.34% over the same time frame.

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2007

                                  (BAR CHART)

RiverSource VP - Mid Cap Value Fund                   +15.41%

Russell Midcap(R) Value Index (unmanaged)              +8.69%

Lipper Mid-Cap Value Funds Index                      +11.34%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Russell Midcap(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Value Index. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Mid-Cap Value Funds Index includes the 30 largest mid-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

Q: What factors most significantly affected the Fund's performance?

A: The Fund posted impressive gains during the period, especially during the second quarter. Sector allocation, industry selection and individual stock picking across a wide variety of sectors helped the Fund's results. For example, having only a modest allocation to financials, the worst performing sector in the Russell Index during the period, benefited the Fund's six-month performance. Industry allocation within the financials sector -- specifically, an emphasis on insurance companies and minimal exposure to banks -- further boosted relative results. XL Capital was a strong individual performer within the sector. Significant allocations to the producer durables and basic materials industries, as well as the energy sector also contributed to the Fund's performance. In particular, farm machinery manufacturer AGCO, specialty electronics giant Ingersoll-Rand, building products conglomerate American Standard, diverse energy services company McDermott Intl, and fertilizer company Mosaic were standout individual performers.

   The Fund's stock selection within the health care sector detracted from results. In particular, a significant position in pharmaceutical company Mylan Laboratories hurt. In other sectors, airline company U.S. Air and utility company Pinnacle West disappointed.

Q: What changes did you make to the Fund's portfolio during the period?

A: Toward the end of February, we saw an opportunity to return the Fund's emphasis toward cyclical sectors, having reduced its exposure to these sectors in favor of the more defensive segments of the equity market during the prior fiscal year. Specifically, during the semiannual period, we reduced the Fund's position in utilities. We increased the Fund's allocations to autos and transportation, basic materials and producer durables. For example, we added to the Fund's positions in Ford Motor, Mosaic and Ingersoll-Rand.

Q: What is the Fund's tactical view and strategy for the months ahead?

A: We take larger positions in sectors, industries or individual stocks when we believe we have identified factors that other investors have either missed or ignored or strongly disagree with, and that have the potential to move the share values higher.

   Generally, we are comfortable with the Fund's current positioning, and we have a balanced outlook for the near term. The prospects for stronger economic growth both in the U.S. and abroad, and the positive implications for

--------------------------------------------------------------------------------

 42 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Mid Cap Value Fund

   corporate profit growth, have thus offset any ongoing concerns about accelerating inflation or higher long-term interest rates. During the remainder of 2007, however, slowing productivity growth, higher unit labor costs, and higher interest rates may prove challenging for corporate managements to keep profit growth from slowing. Thus, we intend to continue monitoring economic data and shifts in market conditions as we seek stock-specific and industry-level opportunities to add value for our shareholders. As always, we will continue to emphasize stocks with attractive valuations, with a focus on mid-sized company stocks.

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

 TOTAL
 1.07%

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2007

 6 months*                            +15.41%
 1 year                               +23.10%
 Since inception (5/2/05)             +23.32%

 * Not annualized.

SECTOR BREAKDOWN*

 Percentage of portfolio assets at June 30, 2007
 (PIE CHART)

Financials                                                                       20.9%
Industrials                                                                      19.0%
Consumer Discretionary                                                           14.4%
Energy                                                                           10.4%
Information Technology                                                            7.8%
Materials                                                                         7.3%
Other(1)                                                                         20.2%

 (1) Includes Utilities 6.9%, Consumer Staples 4.3%, Health Care 4.3%, Telecommunication Services 2.7%, Telecommunication 0.2% and Cash & Cash Equivalents 1.8%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2007)
 XL Capital Cl A                       3.1%              $17,545,637
 Everest Re Group                      2.6                14,590,025
 Ford Motor                            2.3                13,268,108
 Aon                                   2.2                12,728,416
 Eaton                                 2.0                11,212,731
 McDermott Intl                        1.9                10,984,474
 ACE                                   1.9                10,694,734
 Loews-Carolina Group                  1.9                10,690,227
 American Standard
 Companies                             1.8                10,473,550
 Ingersoll-Rand Cl A                   1.7                 9,643,660

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


                             The 10 holdings listed here make
 PIE CHART                   up 21.4% of portfolio assets

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  43

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - S&P 500 Index Fund

Below, portfolio manager David Factor discusses RiverSource VP - S&P 500 Index Fund's results and positioning for the semiannual period ended June 30, 2007.

Q: How did RiverSource VP - S&P 500 Index Fund perform for the semiannual period?

A: RiverSource VP - S&P 500 Index Fund rose 6.72% for the six months ended June 30, 2007, underperforming the 6.96% advance of the Fund's benchmark, the unmanaged Standard & Poor's 500 Index (S&P 500 Index or the Index). The Lipper S&P 500 Objective Funds Index, representing the Fund's peer group, returned 6.82% during the same time frame.

   Mutual funds, unlike unmanaged indexes, incur operating expenses. The Fund had an expense ratio of 0.50% for the reporting period. This ratio included fee waivers explained in the Financial Highlights section of this report. (See page 140.)

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2007

                                  (BAR CHART)

RiverSource VP - S&P 500 Index Fund                    +6.72%

S&P 500 Index (unmanaged)                              +6.96%

Lipper S&P 500 Objective Funds Index                   +6.82%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper S&P 500 Objective Funds Index includes the 30 largest S&P 500 funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

"Standard & Poor's(R)," "S&P," "S&P 500(R)" and "Standard & Poor's 500(R)" are trademarks of the McGraw-Hill Companies, Inc. These trademarks and service marks have been licensed for use by Ameriprise Financial, Inc. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's or any of their subsidiaries or affiliates (the "Licensors") and the Licensors make no representation regarding the advisability of investing in the Funds.

Q: What market factors most significantly affected Fund performance?

A: The U.S. equity market began 2007 by extending the 2006 rally, but a late February pullback in China's red-hot stock market triggered a sell-off. The correction lasted into early March, as China's woes combined with increasing concerns about the subprime mortgage market and rising energy prices. Calming words from the Federal Reserve Board (the Fed) in the aftermath of the decline, followed by a perceived favorable shift in Fed policy on interest rates, coaxed U.S. investors back into stocks late in March, resulting in a small gain for the first quarter.

   Interest rate volatility dominated the second quarter. Ten-year Treasury yields traded above 5% for the better part of a month before circling back, as investors grew jittery that faster economic growth and a pickup in inflation would push up interest rates worldwide. Another factor impacting equities during the quarter was heightened concerns regarding potential fallout from the subprime mortgage turmoil, especially given the near collapse of two hedge funds sponsored by investment banking giant Bear Stearns that speculated in securities built on the performance of mortgages. A still-faltering housing market, wherein existing home sales fell to the lowest level in four years, and crude oil prices passing the $70 per barrel milestone for the first time since August of 2006, further affected the equity market during the second quarter. With all that, the second quarter was strong, as better-than-expected corporate earnings, increased company share buybacks and a solid economic backdrop buoyed investor sentiment for stocks. Indeed, some U.S. equity indexes finished the second quarter with their best gains since the fourth quarter of 2003.

Q: Which equity sectors and securities affected the S&P 500
   Index' performance most during the six months?

A: All but one of the sectors in the S&P 500 Index produced solid positive returns for the semiannual period. Energy and information technology were the best performing sectors in the S&P 500 Index. The top performing industries for the period were oil, gas and consumable fuels; computers and peripherals; diversified telecommunication services; energy equipment and services; and pharmaceuticals.

   On the other hand, financials and consumer discretionary were the two weakest sectors, with financials, the largest sector by weighting in the Index and in the Fund, posting negative returns and detracting most from the Fund's semiannual performance. Indeed, four of the five weakest performing industries were part of the financials sector, namely diversified financial services, commercial banks,

--------------------------------------------------------------------------------

 44 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

   real estate investment trusts, and thrifts and mortgage finance.

   Among individual stocks in the S&P 500 Index, AT&T, Exxon Mobil, Apple, Tyco Intl and Schlumberger contributed the most to returns during the six-month period. The biggest underperformers were Citigroup, Amgen, Bank of America, Johnson & Johnson and Wachovia.

   As always, each sector and stock in the S&P 500 Index was represented in the Fund with approximately the same weighting as in the Index, and therefore had a similar effect.

Q: What changes were made to the Fund during the period?

A: Because the Fund strives to stay fully invested in the stocks that make up the S&P 500 Index and to replicate the performance of the Index, we align the Fund's portfolio with the rebalancings undertaken by Standard & Poor's on a quarterly basis. We also add stocks to and delete stocks from the portfolio to mirror those changes to the Index. Deletions typically result from mergers and acquisitions or financial reversals. Stocks added to the Index often have increased their capitalization beyond that of the S&P MidCap 400 Index, an unmanaged benchmark of medium-sized company stocks.

   During the semiannual period, there were 20 additions and 20 deletions to the Index and the Fund's portfolio. Stocks added to the Index and Fund included financial companies Discover Financial Services, Assurant and Hudson City Bancorp; real estate companies General Growth Properties, Developers Diversified Realty and AvalonBay Communities; high-end retailers Abercrombie & Fitch and Polo Ralph Lauren; and such other well-known names in various sectors as Precision Castparts, Kraft Foods and Tyco Electronics. Deletions included several "household names," including Mellon Bank, MedImmune, Kinder Morgan, Univision Communications, Caremark Rx, Phelps Dodge, Equity Office Properties, Comverse Technology and BellSouth.

Q: What is the Fund's tactical view and strategy for the months ahead?

A: We do not anticipate any changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the S&P 500 Index.

   The consensus is cautiously optimistic for the equity market going forward. While merger and acquisition activity has been strong, there appears to be a slowdown in the number of deals being announced and closed. The prospects for stronger economic growth both in the U.S. and abroad, and the positive implications for corporate profit growth, have thus offset any ongoing concerns about accelerating inflation or higher long-term interest rates. On the other hand, over the remainder of 2007, slowing productivity growth, higher unit labor costs, and higher interest rates may prove challenging for corporate managements to keep profit growth from slowing. Additionally, geopolitical worries, the increased volatility in global markets, and the potential ripple effects of the housing market slowdown remain risks to the equity markets going forward. The turmoil in the subprime mortgage & credit markets have heightened concerns that the broader economy may be affected over near-term. In short, we believe that investors can expect positive, yet moderate, levels of total return from equities during the next several months.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  45

RiverSource VP - S&P 500 Index Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

             TOTAL                        NET EXPENSES(A)
             0.51%                             0.50%

 (a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed .495%.

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2007

 6 months*                             +6.72%
 1 year                               +20.05%
 3 years                              +11.14%
 5 years                              +10.18%
 Since inception (5/1/00)              +1.46%

 * Not annualized.

SECTOR BREAKDOWN*

 Percentage of portfolio assets at June 30, 2007
 (PIE CHART)

Financials                                                                       20.6%
Information Technology                                                           15.2%
Health Care                                                                      11.5%
Industrials                                                                      11.3%
Energy                                                                           10.6%
Consumer Discretionary                                                           10.1%
Other(1)                                                                         20.7%

 (1) Includes Consumer Staples 9.2%, Telecommunication Services 3.7%, Utilities 3.4%, Materials 3.1% and Cash & Cash Equivalents 1.3%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2007)
 Exxon Mobil                           3.5%              $14,179,745
 General Electric                      2.9                11,818,222
 AT&T                                  1.9                 7,678,040
 Citigroup                             1.9                 7,613,025
 Microsoft                             1.8                 7,445,124
 Bank of America                       1.6                 6,510,681
 Procter & Gamble                      1.4                 5,782,026
 American Intl Group                   1.3                 5,451,485
 Chevron                               1.3                 5,432,974
 Pfizer                                1.3                 5,385,246

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


                             The 10 holdings listed here make
 PIE CHART                   up 18.9% of portfolio assets

--------------------------------------------------------------------------------

 46 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Select Value Fund

RiverSource VP - Select Value Fund rose 11.19% for the semiannual period ended June 30, 2007, outperforming the 6.01% return of the Russell 3000(R) Value Index (Russell Index). The Fund also outperformed its peer group, as represented by the Lipper Multi-Cap Value Funds Index, which advanced 7.03% for the period.

RiverSource VP - Select Value Fund is managed by Systematic Financial Management, L.P. (Systematic), and WEDGE Capital Management L.L.P. (WEDGE). Each subadviser manages approximately 50% of the Fund's portfolio.

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2007

                                  (BAR CHART)

RiverSource VP - Select Value Fund                    +11.19%

Russell 3000(R) Value Index (unmanaged)                +6.01%

Lipper Multi-Cap Value Funds Index                     +7.03%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Russell 3000(R) Value Index, an unmanaged index, measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Multi-Cap Value Funds Index includes the 30 largest multi-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

Q: What factors most significantly affected performance for your portion of the Fund during the period?

   SYSTEMATIC: The primary reason for the Fund's outperformance was strong stock selection, especially in the materials, telecommunication services, consumer discretionary and energy sectors. Our portion of the Fund's portfolio had a smaller financials position and a larger industrials position than the Russell Index, which added to performance.

   Frontier Oil is an example of a security beneficial to the portfolio during this period. This U.S. refiner operates in the mid-continent region, trades at a discount to other refiners and enjoys a number of company-specific advantages over its competition. In addition to a healthy refining market that has experienced increased demand and margin expansion, Frontier benefits from a lower cost structure that is a direct result of its business location and overall ability to process cheaper crude feedstock.

   Another contributor, Rogers Communications, is a Canadian wireless telephone and cable TV company benefiting from continued strong subscriber growth and improved pricing. Some of its success can be directly attributed to increased bundling of services (television, Internet and phone). In addition, the company has completed much of its capital spending program, which has led to significant free cash flow growth. Management has used excess free cash flow to triple the stock's dividend and improve its balance sheet. Another positive is the company's position as Canada's sole distributor of Apple's iPhone. Given these factors, and the stock's substantial valuation discount to its peers, Rogers Communications remains attractive to us.

   Detracting from return was discount retailer Big Lots. In the latter half of the semiannual period, Big Lots beat earnings expectations and raised earnings guidance. However, many investors hoped they would beat expectations by a larger margin. This, coupled with the fact that Big Lots faces tougher earnings comparisons in the coming quarters, caused investors to sell the stock. We still hold the stock due to stronger earnings quality and management's focus on margin improvement.

   WEDGE: Favorable performance in our portion of the Fund stemmed primarily from a financials weighting that was smaller than the Russell Index, as well as security selection in the financials sector. Among the portfolio's financials holdings, Compass Bancshares benefited from takeover speculation and was subsequently acquired. A technology weighting that was larger than the Russell Index and stock selection in the sector also benefited results. Within information technology, Hyperion, a

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  47

RiverSource VP - Select Value Fund

   provider of business intelligence and performance management software that was acquired by Oracle, added to return. A larger-than-Russell Index position and stock selection in the industrials sector added to performance as well. Holdings of printing services company RR Donnelly & Sons contributed to results during the period, as the company beat consensus earnings estimates and has been the focus of speculation about a potential leveraged buyout.

   Our portion of the Fund had smaller positions in the energy and telecommunication services sectors than the Russell Index, which detracted from our return. In addition, stock selection in the utilities sector was disadvantageous. Idacorp, a hydroelectric utility, was negatively affected by low water flows related to disappointing snowfall levels, and Pinnacle West Capital received an adverse ruling on a rate increase request.

Q: What changes did you make to your portion of the Fund during the period?

   SYSTEMATIC: Over the course of the past six months, we decreased Fund weightings in the materials, information technology, financials and health care sectors, while concurrently increasing exposure in the industrials, consumer discretionary and consumer staples sectors. The industrials sector weighting was increased primarily through additions of Goodrich and Cooper Inds.

   Goodrich, a worldwide supplier of components, systems and services to the commercial and general aviation airplane markets, as well as to the defense and space markets, has been a direct beneficiary of the improved outlook for the commercial aerospace market. New aircraft orders remain strong, driven by demand from China and India, a desire for fuel-efficient models in the face of higher oil prices, and U.S. replacement of older fleets. We are beginning to see a change of direction in Goodrich's earnings quality and cash flows.

   Cooper Inds manufactures and sells electrical products and tools in the U.S. and internationally. The company has recently been demonstrating strong earnings quality, driven primarily by higher revenues and improving margins. The combination of positive working capital and strong free cash flow generation offers good reason to believe future earnings per share surprises are likely.

   WEDGE: Within the banking industry, we purchased Comerica and sold Compass Bancshares. Comerica trades at significant valuation discounts to its peers, despite dramatic risk-reducing shifts in its geographic and business mix. We believe it also offers attractive downside protection with its share buyback program, dividend and takeover prospects. We sold Compass, taking advantage of higher prices associated with its business model and takeover speculation.

   We added discount retailer Family Dollar Stores to the Fund. The stock was attractively valued and management has placed renewed emphasis on bolstering earnings and return on invested capital by slowing growth and focusing instead on the basics of running the business. In the information technology sector, we tendered shares of Hyperion in conjunction with Oracle's purchase of the company, and sold shares of Avocet, which makes connectivity devices and switches, due to reduced earnings guidance.

   We sold the portfolio's holdings of Hormel, a producer of branded meats, due to cost pressure from higher corn prices. Within the consumer staples sector, we replaced Hormel with International Flavors & Fragrances, Sara Lee and JM Smucker. International Flavors & Fragrances, in our view, offers revenue growth and margin expansion potential, as well as strong free cash flow. For Sara Lee, we anticipate margin improvement, share repurchases and debt reduction, and JM Smucker is delivering market share gains, which lead to improved earnings potential. Lastly, in the energy sector, we added natural gas producer Energen to the portfolio due to its long-lived reserves and successful drilling record, as well as the favorable regulatory environment.

Q: How are you positioning your portion of the Fund going forward?

   SYSTEMATIC: As of June 30, 2007, our portion of the Fund had larger positions in the telecommunications services, energy, industrials, information technology and health care sectors than the Russell Index. The portfolio's positions in the materials, financials and utilities sectors were smaller than the Russell Index.

   WEDGE: We believe continued economic growth is likely, although at a slower pace. However, uncertainty continues to increase, as low unemployment levels, healthy job growth and rising incomes are helping to offset sluggishness in housing, manufacturing and business spending. Profit margins may be under some pressure and earnings growth will probably slow, possibly significantly in 2007, which we believe should lead to improved performance from higher quality companies.

   Consistent with our economic outlook and relative valuations, our portfolio segment has smaller-than-Russell Index positions in the financials, utilities and consumer cyclicals sectors. Weightings in information technology and health care are larger than those of the Russell Index. We believe the information technology sector should

--------------------------------------------------------------------------------

 48 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Select Value Fund

   benefit from attractive valuations as companies look for new ways to increase productivity in a slower growth economy. Similarly, health care should also become increasingly attractive as the earnings growth rate slows for the market as a whole.

   While maintaining the Fund's emphasis on high quality companies with sustainable earnings growth, we will seek to increase the portfolio's weighted average capitalization in anticipation of the market's rotation to larger capitalization companies. We also intend to increase the Fund's allocation to financial companies as the yield curve moves to a more normalized shape looking to increase the portfolio's dividend yield.

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

             TOTAL                        NET EXPENSES(A)
             1.22%                             0.94%

 (a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.06%), will not exceed 1.00%.

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2007

 6 months*                            +11.19%
 1 year                               +20.13%
 3 years                              +12.85%
 Since inception (2/4/04)             +11.94%

 * Not annualized.

SECTOR BREAKDOWN*

 Percentage of portfolio assets at June 30, 2007
 (PIE CHART)

Financials                                                                       23.2%
Industrials                                                                      14.0%
Consumer Discretionary                                                           12.6%
Information Technology                                                           11.2%
Utilities                                                                        11.0%
Materials                                                                         7.4%
Other(1)                                                                         20.6%

 (1) Includes Health Care 6.0%, Consumer Staples 5.6%, Energy 4.4%, Telecommunication Services 1.7% and Cash & Cash Equivalents 2.9%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2007)
 Lincoln Natl                          2.6%                $858,495
 Cadence Design Systems                2.5                  836,676
 Darden Restaurants                    2.0                  664,249
 Safeco                                2.0                  659,956
 Old Republic Intl                     2.0                  650,556
 RR Donnelley & Sons                   1.9                  639,597
 Sonoco Products                       1.9                  637,869
 AptarGroup                            1.9                  632,968
 Computer Sciences                     1.9                  632,905
 VF                                    1.9                  631,902

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


                             The 10 holdings listed here make
 PIE CHART                   up 20.6% of portfolio assets

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  49

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Short Duration U.S. Government Fund

Below, portfolio managers Scott Kirby and Jamie Jackson discuss RiverSource VP - Short Duration U.S. Government Fund's results and positioning for the semiannual period ended June 30, 2007.

Q: How did RiverSource VP - Short Duration U.S. Government Fund perform for the semiannual period?

A: RiverSource VP - Short Duration U.S. Government Fund rose 1.71% for the six months ended June 30, 2007. The Fund underperformed its benchmark, the Lehman Brothers 1-3 Year Government Index (Lehman Index), which gained 2.14%. The Fund also underperformed the Lipper Short U.S. Government Funds Index, representing the Fund's peer group, which advanced 1.79% during the same time frame.

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2007

                                  (BAR CHART)

RiverSource VP - Short Duration U.S. Government
  Fund                                                 +1.71%

Lehman Brothers 1-3 Year Government Index
  (unmanaged)                                          +2.14%

Lipper Short U.S. Government Funds Index               +1.79%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Lehman Brothers 1-3 Year Government Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Short U.S. Government Funds Index includes the 30 largest short U.S. government funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Shares of the RiverSource VP - Short Duration U.S. Government Fund are not insured or guaranteed by the U.S. government.

Q: What factors most significantly affected Fund performance during the semiannual period?

A: Returns for the Fund and its Lehman Index were modest but positive. For the semiannual period overall, bond performance was weighed down by rising interest rates and generally poor returns from the high quality spread sectors, or non-Treasury sectors, of the fixed income market, including mortgage-backed securities, commercial mortgage-backed securities, investment grade corporate bonds and agency securities. The Federal Reserve Board (the Fed) maintained its targeted federal funds rate at 5.25% throughout the period, while keeping a bias toward inflation risk. U.S. economic growth slowed in response to earlier policy tightening by the Fed, but economic growth, employment rates and consumer spending still remained resilient. As a result, the fixed income market finally dropped its expectations of Fed easing later this year, and market participants pushed rates materially higher. Long-term interest rates rose more than short-term interest rates.

   The primary contributor to the Fund's performance was its issue selection within mortgage-backed securities. Its emphasis on premium coupon securities particularly helped, as higher coupon mortgage-backed securities outperformed lower coupon mortgage-backed securities for the period. It is well worth noting that while mortgage-backed securities as a whole underperformed U.S. Treasuries for the six months ended June 30, 2007, the Fund's holdings within the sector modestly outpaced U.S. Treasuries for the period.

   Conversely, the Fund's comparatively longer duration positioning than the Lehman Index detracted from the Fund's results for the semiannual period, as rates moved materially higher. Duration is a measure of the Fund's sensitivity to changes in interest rates. The Fund's yield curve positioning also hurt the Fund's performance. The yield curve steepened during the period, meaning that long-term yields moved higher than short-term yields. The Fund had some exposure beyond that of the Lehman Index, i.e. bonds with maturities longer than three years, and these longer-dated securities underperformed those with one to three year maturities as the yield curve became more positively sloped.

Q: What changes did you make to the Fund and how is it currently positioned?

A: In May and June, we became a bit less defensive, shifting from the conservative posture held through much of the period to a somewhat more aggressive strategy. We lengthened duration, primarily by increasing exposure to the longer end of the one to three year portion of the yield

--------------------------------------------------------------------------------

 50 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Short Duration U.S. Government Fund

   curve. Yields moved sharply higher in the last months of the period and, as mentioned, the yield curve became more positively sloped. We also added Treasury Inflation Protected Securities, or TIPS, back into the Fund's portfolio, based on attractive inflation rates.

Q: What is the Fund's tactical view and strategy for the months ahead?

A: By the end of May, valuations rose close to what we would view as fair value. Interest rates, as indicated above, rose steadily through the month, and the yield curve had steepened slightly. These trends continued through June. Given this backdrop, we believe that we may see relatively stable to only moderately rising interest rates during the next several months. We expect the Fed to keep short-term interest rates on hold through the remainder of the year.

   Based on this view, we intend to maintain the Fund's exposure to mortgage-backed securities, but within the sector, to become a bit more aggressive. For example, we may seek opportunities to add to the Fund's position in lower coupon and pass-through mortgage-backed securities. We also expect to continue adjusting duration tactically during the months ahead, lengthening and shortening the Fund's duration at opportune times. As always, our strategy is to provide added portfolio value with a moderate amount of risk. Quality issues and security selection remain a priority as we continue to seek attractive buying opportunities.

SECTOR BREAKDOWN

 Percentage of portfolio assets at June 30, 2007
 (PIE CHART)

Mortgage-Backed*                                                                 48.3%
U.S. Government Obligations & Agencies                                           33.6%
Cash & Cash Equivalents                                                          11.7%
Asset-Backed                                                                      2.8%
Foreign Agencies                                                                  2.0%
Commercial Mortgage-Backed                                                        1.6%

 * Of the 48.3%, 9.1% is due to forward commitment mortgage-backed securities activity. Short-term securities are held as collateral for these commitments.

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

 TOTAL

 0.77%

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2007

 6 months*                            +1.71%
 1 year                               +5.12%
 3 years                              +2.75%
 5 years                              +2.56%
 Since inception (9/15/99)            +3.90%

 * Not annualized.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  51

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Small Cap Advantage Fund

RiverSource VP - Small Cap Advantage Fund portfolio managers Jake Hurwitz and Kent Kelley of Kenwood Capital Management (Kenwood) discuss the Fund's results and positioning for the six months ended June 30, 2007.

Q: How did RiverSource VP - Small Cap Advantage Fund perform for the semiannual period?

A: RiverSource VP - Small Cap Advantage Fund advanced
   6.51% for the six months ended June 30, 2007, outperforming its benchmark, the Russell 2000(R) Index (Russell Index), which rose 6.45% for the same period. The Fund's peer group, represented by the Lipper Small-Cap Core Funds Index, advanced 9.54% for the period.

Q: What factors significantly affected Fund performance?

A: U.S. equities made broad-based gains in the period, with several major stock indexes hitting all-time highs in early June. However, rising bond yields, further deterioration in the U.S. housing market and fears of greater problems in the subprime mortgage market drove stock prices lower in the closing weeks of the semiannual period.

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2007

                                  (BAR CHART)

RiverSource VP - Small Cap Advantage Fund              +6.51%

Russell 2000(R) Index (unmanaged)                      +6.45%

Lipper Small-Cap Core Funds Index                      +9.54%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

Investments in small capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

   Performance of small-cap and large-cap stocks was comparable in the six-month period, while mid-cap stocks led the equity markets. Growth stocks outperformed value stocks across all capitalization segments, with the most significant differential in the small-cap sector.

   Consistent with our "bottom-up" focus, stock selection was the most important factor affecting the Fund's results. Our small-cap investment strategy produced mixed results for the period, with a slightly positive contribution from stock selection.

   The Fund's best performance came from the consumer discretionary sector where our stock selection model was particularly effective. In terms of individual contributors, holdings of online advertiser aQuantive added to performance. The company's stock surged on news it was being acquired by Microsoft. Among the Fund's holdings in the consumer products group, Universal Electronics benefited from strong demand and a successful product introduction that pushed its earnings and share price higher.

   Stock selection was also favorable in the industrials sector. Among the Fund's holdings in the engineering and construction group, shares of Perini moved sharply higher as the company's earnings prospects improved due to strong infrastructure spending. Solid earnings reports helped a number of the Fund's holdings in both the manufacturing and aerospace groups, including Columbus McKinnon, GrafTech Intl and Middleby.

   In the energy sector, the combination of strong earnings and significant reserve additions boosted shares of Gulfport Energy, one of the Fund's holdings in the oil and gas exploration and production group. Shares of Atlas America rose after a subsidiary made two advantageous acquisitions.

   Stock selection in the health care sector hampered the Fund's performance relative to the Russell Index. Shares of biotechnology company Adolor plummeted when a Phase III study indicated safety concerns for its drug Entereg. Positions in ZOLL Medical, Sirona Dental Systems and Palomar Medical Technologies in the medical device group also underperformed. In addition, stock selection in technology, real estate investment trusts (REITs) and telecommunication services had a negative impact on performance compared to the Russell Index.

Q: How would you describe your current investment strategy?

A: Our strategy employs a quantitative approach. We use computer models to seek to identify the most attractive stocks in each economic sector based on a balanced set of valuation, earnings and price-related variables. Our

--------------------------------------------------------------------------------

 52 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Small Cap Advantage Fund

   approach seeks to identify quality companies -- differentiated by superior cash flow generation and attractive relative valuations -- from both the growth and value sides of the small-cap universe. We believe the objectivity of our approach is an advantage because investors often let emotions stand in the way of sound investment decisions. We invest in all sectors of the small-cap market at roughly the same weightings as the Russell Index. Our objective is to own a portfolio of stocks that represents the best opportunities in each sector.

Q: What is the Fund's tactical view and strategy for the months ahead?

A: We continue to select stocks one at a time, while seeking to provide balanced exposure to growth and value small-cap stocks and keeping sector weightings similar to the Russell Index.

   Solid equity returns in the first half of 2007 reflected optimism that the economy would reaccelerate after stalling in the first quarter, although June's steep rise in bond yields tested investors' confidence. U.S. manufacturing remains robust, supported by strong overseas demand for industrial products. Consumer spending has been surprisingly resilient; however, there are still concerns that persistent weakness of the residential housing market may yet lead to a pullback in consumer spending.

   Merger activity continued at a record-setting pace during the first half of 2007. However, at the end of June there were signs the record issuance of high yield debt used to finance the buyout boom had finally exceeded demand, with several large leveraged buyouts being postponed because financing could not be obtained.

   Volatility is increasing in both equity and fixed income markets, and it appears that investors have become marginally more risk-averse. Since the end of 2006, we have seen earnings of smaller companies grow more slowly than the earnings posted by large-cap companies, as larger multinational firms benefit from greater exposure to higher earnings growth rates overseas and the currency exchange effect of the weaker U.S. dollar. If earnings from domestic sources remain sluggish -- especially in interest rate sensitive sectors -- small-cap stocks may lag the broader equity market in the second half of 2007, unless inflation concerns abate and the Federal Reserve loosens monetary policy.

   Our outlook assumes that equity market volatility will continue to increase as late cycle pressures on the economy and credit markets mount. Valuation based on free cash flow yield is a selection factor that is given significant weight in our appraisal discipline. As investors become more risk-averse, we believe they will favor stocks that rank highly on free cash flow yield.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  53

RiverSource VP - Small Cap Advantage Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

 TOTAL
 1.08%

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2007

 6 months*                             +6.51%
 1 year                               +11.98%
 3 years                              +11.65%
 5 years                              +13.22%
 Since inception (9/15/99)             +9.31%

 * Not annualized.

SECTOR BREAKDOWN*

 Percentage of portfolio assets at June 30, 2007
 (PIE CHART)

Financials                                                                       20.7%
Information Technology                                                           19.5%
Consumer Discretionary                                                           16.0%
Industrials                                                                      13.3%
Health Care                                                                      11.9%
Energy                                                                            5.6%
Other(1)                                                                         13.0%

 (1) Includes Materials 4.7%, Consumer Staples 2.5%, Utilities 2.4%, Telecommunication Services 1.8% and Cash & Cash Equivalents(2) 1.6%.

 (2) Of the 1.6%, 0.4% is due to security lending activity and 1.2% is the Fund's cash equivalent position.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2007)
 Hologic                               0.6%               $1,343,259
 Delphi Financial Group Cl
 A                                     0.5                 1,105,094
 Genlyte Group                         0.5                 1,091,706
 FLIR Systems                          0.5                   989,750
 ARRIS Group                           0.5                   967,449
 Sotherby's                            0.5                   966,420
 Magellan Health Services              0.5                   952,635
 Acuity Brands                         0.4                   940,368
 Argonaut Group                        0.4                   936,300
 Anixter Intl                          0.4                   932,604

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


                             The 10 holdings listed here make
 PIE CHART                   up 4.8% of portfolio assets

--------------------------------------------------------------------------------

 54 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A
RiverSource VP - Small Cap Value Fund

RiverSource VP - Small Cap Value Fund rose 6.76% for the six months ended June 30, 2007, outperforming the 3.80% return of its benchmark, the Russell 2000(R) Value Index (Russell Index). The Fund underperformed its peer group, as represented by the Lipper Small-Cap Value Funds Index, which advanced 8.60% for the period.

RiverSource VP - Small Cap Value Fund's portfolio is managed by four independent money management firms that each invest a portion of Fund assets in small company value stocks. As of June 30, 2007, Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley) managed approximately 26%, Donald Smith & Co., Inc. (Donald Smith) managed approximately 23%, Franklin Portfolio Associates LLC (Franklin Portfolio) managed approximately 23%, and River Road Asset Management, LLC (River Road) managed approximately 28% of the Fund's assets. Effective July 16, 2007, Denver Investment Advisors LLC was added as a subadviser to the Fund.

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2007

                                  (BAR CHART)

RiverSource VP - Small Cap Value Fund                  +6.76%

Russell 2000(R) Value Index (unmanaged)                +3.80%

Lipper Small-Cap Value Funds Index                     +8.60%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Russell 2000(R) Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Small-Cap Value Funds Index includes the 30 largest small-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

Q: What factors most significantly affected results for your portion of the Fund for the period?

   BARROW, HANLEY: Performance in the consumer discretionary sector and sector weighting decisions in the financials and industrials sectors were primarily responsible for the positive results. In the consumer discretionary sector, the portfolio particularly benefited from its holdings of autos parts manufacturer American Axle & Mfg Holdings, clothing retailer Men's Wearhouse and discount retailer Dollar General. Also aiding performance was the portfolio's small exposure to the poorly performing financials sector. The portfolio had considerably more exposure to the industrial sectors than the Russell Index, which had a positive impact on results. Other leading performers for the period included industrials stocks Flowserve and Harsco and information technology stock MAXIMUS.

   Stock selection in the materials and energy sectors detracted from performance. Underperformers for the period included Mentor Graphics and Mercury Computer Systems in the information technology sector, and Insituform Technologies, Regal-Beloit and Brady in the industrials sector. Brady, which makes industrial identification products, was sold during the period.

   DONALD SMITH: A number of portfolio holdings performed well for the fund, including: Air France, life insurer American Natl Insurance, paper producer Domtar, health care services provider Genesis HealthCare and uranium enrichment company USEC. During the period, Genesis HealthCare, one of the largest holdings in the portfolio, agreed to be acquired at about a 40% premium. The transaction was completed after the end of the semiannual period.

   Weak performers included Alaska Air Group, whose management announced that earnings results would fall short of expectations due to increased competition, and Spansion and Hutchinson Technology, two technology companies that had disappointing earnings.

   FRANKLIN PORTFOLIO: Our stock ranking process, which emphasizes both value and growth/momentum metrics, was not rewarded for its value factors. To some extent, our growth/momentum-based factors offset this value impact, as stocks with good earnings momentum and long-term earnings growth prospects outperformed.

   Holdings that detracted from performance came from a range of industries. Within financial services, real estate lender Fremont General was negatively impacted by subprime home loan difficulties in the first quarter of 2007. Fremont General subsequently sold its subprime

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  55

RiverSource VP - Small Cap Value Fund

   loan portfolio to focus on other business operations. Within technology, digital media company RealNetworks declined after releasing a first quarter outlook that forecast earnings below the consensus of analyst expectations. The negative guidance prompted at least three analyst downgrades. Laser and photonics manufacturer Newport fell due to weaker-than-expected quarterly earnings.

   Positive performers included CF Inds Holdings, a producer and distributor of fertilizer products, which posted strong first quarter earnings results as net sales rose due to increased planting activity by U.S. corn farmers. Independent oil refiner Western Refining posted strong revenue and earnings growth as expansion projects from last year positioned the company to capitalize on this year's favorable refining environment. During the period, several holdings either announced or completed acquisitions by other firms at significant premiums, including medical products company Molecular Devices, broadband internet service provider CT Communications and insurance company Ohio Casualty.

   RIVER ROAD: The two sectors contributing most significantly to the portfolio's return were consumer discretionary and financials. In addition, financials had the largest positive impact on performance relative to the Russell Index. The portfolio's consumer discretionary position was larger than that of the Russell Index, while the financial services weighting was smaller.

   Compared to the Russell Index, the portfolio's materials and processing stocks underperformed. Within the materials sector, the portfolio was under-represented in producers of basic commodities, a group that performed exceptionally well during the period.

   Leading individual performers during the period included financials provider Oppenheimer Holdings, dispensing systems manufacturer AptarGroup and Nevada-based Pico Holdings, which principally operates as a water rights and storage company. Oppenheimer continues to benefit from strong operating results and merger activity. Aptar benefited from excellent operating results and beneficial exchange rate trends on non-U.S. sales. Strong interest in water rights and the acquisition of additional rights boosted Pico shares. We sold the shares when we believed they reached their value.

   The three holdings with the lowest return during the period were: regional Coke bottler, Coca-Cola Bottling Company Consolidated, hotel owner and operator Interstate Hotels & Resorts and diversified holding company BFC Financial. In our view, the Coca-Cola Bottling Company's fundamentals remain attractive and weakness during the period was largely a result of rising raw material prices. The portfolio's position in Interstate Hotels & Resorts was significantly reduced, as the company appears to face increasing challenges with its transition from hotel operator to owner and operator. BFC Financial was eliminated from the portfolio based on continuing weakness in the firm's BankAtlantic unit and our unfavorable view of management's attempted buyout of homebuilder Leavitt Corp.

Q: What changes did you make to your portion of the Fund?

   BARROW, HANLEY: Given our methodology, portfolio change significantly depends on finding companies with the potential for high fundamental improvement in our view. Alterations to the portfolio are, thus, evolutionary in nature. During the last six months the following holdings were eliminated: personal auto insurance provider 21st Century Insurance, industrial products maker Idex, trucking company Swift Transportation, Chesapeake Energy and Brady. Additions to the portfolio included: semiconductor company Brooks Automation, recreational boat dealer MarineMax and footwear maker Wolverine World Wide.

   DONALD SMITH: We eliminated positions in AK Steel and Reliant Energy and reduced the portfolio's holdings of Domtar, after achieving substantial gains. The small position in transport company Sea Containers was sold at a loss. We added to holdings that have underperformed, including airline Alaska Air Group, independent oil and gas producer Stone Energy, computer distributor Tech Data and auto parts supplier Visteon. We initiated positions in Axcelis Technologies, a semiconductor equipment company, and Avista, a Pacific Northwest utility.

   FRANKLIN PORTFOLIO: We added a number of holdings during the period, including some of the largest positive contributors, such as CF Inds Holdings, which rose shortly after it was added to the portfolio. We sold some underperforming stocks, such as Fremont General, where the fundamentals had changed since the initial buy decision, and held others if their rankings within our valuation models remained favorable.

   We made no significant changes to our stock selection model or the weightings of the underlying factors, which remain equally weighted among growth/momentum and valuation metrics. While we continue to refine and improve the individual ranking models, these changes are gradual.

   RIVER ROAD: Among the larger new holdings in the portfolio are Tween Brands and Portland General Electric. Tween, a specialty retailer focused on young girls,

--------------------------------------------------------------------------------

 56 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Small Cap Value Fund

   operates more than 750 stores under the Limited Too and Justice brands. Tween is the market leader in its retail niche and, in our view, has a pristine balance sheet. We steadily increased the portfolio's holdings of Tween as both company fundamentals and management continued to exceed our initial expectations. Portland General Electric is one of the few traditional utilities held in the portfolio. Providing power delivery to the state of Oregon for more than a century, Portland General combines an attractive valuation with a growing customer base and access to low cost hydro power. We further believe the shortage of generation capacity in its region will lead to a mounting rate base and escalating cash flow and dividends.

Q: How will you manage your portion of the Fund in the coming months?

   BARROW, HANLEY: Almost regardless of the economic or stock market outlook, we manage our portion of the portfolio the same way -- stock by stock, seeking the highest returns and lowest risk with no preconceived sector or industry preferences. Usually these company-specific opportunities come our way because we are willing to look beyond temporary difficulties and toward the long-term value of businesses.

   Our portion of the Fund currently reflects the cumulative total of these individual opportunities during the last three or four years and, as such, is heavily weighted by beneficiaries of the expanding economy. We expect continued economic improvement and, for the individual companies, further progress toward the attainment of improved fundamentals and market values that reflect company prospects. New selections will generally be even more influenced by company-specific factors and progressively less by the general level of economic activity. The current, past and future construction of the portfolio remains grounded in the discovery and exploitation of individual stock values, more or less independent of sector or industry conditions. Those conditions may, as they have in the case of the Fund's industrials holdings, add to our portion of the Fund's performance -- or subtract from it -- over time. The primary value added should continue to come from securities analysis one stock at a time.

   DONALD SMITH: The information technology sector is the portfolio's largest weighting. We have continued to avoid companies that would likely be hurt by declining housing prices (e.g. homebuilders, subprime brokers, investment bankers), though we have recently been increasing our research on homebuilders, many of which sell at about book value.

   FRANKLIN PORTFOLIO: Our underlying philosophy remains consistent -- we focus on stock selection and strive to control risk by keeping sector weights, market capitalization and other size and style factors similar to the benchmark. Although the stock characteristics that we emphasize did not outperform the market over the past six months, we remain confident that in the long run, these characteristics do add value to the portfolio.

   RIVER ROAD: Our strategy is to largely ignore market and index-based trends and instead focus on investing in companies that demonstrate our five bottom-up, fundamental characteristics. For some time, however, we have viewed market risk as increasing. Rising interest rates, energy prices and equity valuations, combined with intense weakness in the housing market, heightened that sense during the past six months. Thus, we have paid particular attention to avoiding, or quickly cutting, companies found to face excess risk from factors such as declining business fundamentals and balance sheet leverage. We are also keeping the number of portfolio holdings at the high end of our historical range. The result of these actions is that the portfolio remains modestly defensive in its overall positioning.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  57

RiverSource VP - Small Cap Value Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

             TOTAL                        NET EXPENSES(A)
             1.32%                             1.25%

 (a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.05%), will not exceed 1.20%.

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2007

 6 months*                             +6.76%
 1 year                               +16.77%
 3 years                              +14.98%
 5 years                              +13.81%
 Since inception (8/14/01)            +13.57%

 * Not annualized.
---------------------------------------------------------------


SECTOR BREAKDOWN*

 Percentage of portfolio assets at June 30, 2007
 (PIE CHART)

Consumer Discretionary                                                           21.0%
Industrials                                                                      14.8%
Information Technology                                                           14.0%
Cash & Cash Equivalents(2)                                                       13.6%
Financials                                                                       12.7%
Materials                                                                         6.3%
Other(1)                                                                         17.6%

 (1) Includes Consumer Staples 5.8%, Energy 4.9%, Utilities 3.2%, Health Care 3.1% and Telecommunication Services 0.6%.

 (2) Of the 13.6%, 2.0% is due to security lending activity and 11.6% is the Fund's cash equivalent position.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2007)
 Terex                                 1.3%               $9,316,981
 Genesis HealthCare                    1.2                 9,168,280
 American Axle & Mfg
 Holdings                              1.2                 8,986,708
 Avista                                1.2                 8,816,105
 Kaydon                                1.1                 8,370,472
 Lear                                  1.1                 8,186,739
 Plexus                                1.1                 7,894,766
 Stone Energy                          1.0                 7,691,370
 Men's Wearhouse                       1.0                 7,591,555
 Wolverine World Wide                  1.0                 7,503,868

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


                             The 10 holdings listed here
                             make
 PIE CHART                   up 11.2% of portfolio assets

--------------------------------------------------------------------------------

 58 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLES

(UNAUDITED)

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

As a contract/policy owner investing in the Fund, you incur ongoing costs, which may include management fees and other expenses; distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts and/or life insurance policies. In addition to the ongoing expense which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the funds in which it invests (also referred to as "acquired funds"), including affiliated an non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Funds indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the six months ended June 30, 2007.

ACTUAL EXPENSES
The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of each table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare each 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract. Therefore, the second line of each table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount or the contract were included, your costs would have been higher.

RiverSource VP - Balanced Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2007           JUNE 30, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,043.00                 $4.28                    .84%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,020.74                 $4.23                    .84%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return of +4.30% for the six months ended June 30, 2007.

RiverSource VP - Cash Management Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2007           JUNE 30, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,024.00                 $3.03                    .60%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,021.94                 $3.02                    .60%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return of +2.40% for the six months ended June 30, 2007.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  59

RiverSource VP - Core Bond Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2007           JUNE 30, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,008.50                 $4.16                    .83%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,020.79                 $4.18                    .83%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return of +0.85% for the six months ended June 30, 2007.

RiverSource VP - Diversified Bond Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2007           JUNE 30, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,010.40                 $3.66                    .73%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,021.29                 $3.68                    .73%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return of +1.04% for the six months ended June 30, 2007.

RiverSource VP - Diversified Equity Income Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2007           JUNE 30, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,117.50                 $4.17                    .79%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,020.99                 $3.98                    .79%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return of +11.75% for the six months ended June 30, 2007.

RiverSource VP - Emerging Markets Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2007           JUNE 30, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,149.40                 $8.20                   1.53%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,017.30                 $7.70                   1.53%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return of +14.94% for the six months ended June 30, 2007.

RiverSource VP - Fundamental Value Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2007           JUNE 30, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,062.60                 $5.09                    .99%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,020.00                 $4.99                    .99%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return of +6.26% for the six months ended June 30, 2007.

--------------------------------------------------------------------------------

 60 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Global Bond Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2007           JUNE 30, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,007.00                 $5.10                   1.02%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,019.85                 $5.14                   1.02%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return of +0.70% for the six months ended June 30, 2007.

RiverSource VP - Global Inflation Protected Securities Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2007           JUNE 30, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $  998.40                 $3.59                    .72%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,021.34                 $3.63                    .72%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return of -0.16% for the six months ended June 30, 2007.

RiverSource VP - Growth Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2007           JUNE 30, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,057.80                 $4.93                    .96%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,020.14                 $4.84                    .96%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return of +5.78% for the six months ended June 30, 2007.

RiverSource VP - High Yield Bond Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2007           JUNE 30, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,032.90                 $4.41                    .87%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,020.59                 $4.38                    .87%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return of +3.29% for the six months ended June 30, 2007.

RiverSource VP - Income Opportunities Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2007           JUNE 30, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,024.90                 $4.59                    .91%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,020.39                 $4.58                    .91%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return of +2.49% for the six months ended June 30, 2007.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  61

RiverSource VP - International Opportunity Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2007           JUNE 30, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,099.50                 $5.34                   1.02%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,019.85                 $5.14                   1.02%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return of +9.95% for the six months ended June 30, 2007.

RiverSource VP - Large Cap Equity Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2007           JUNE 30, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,062.90                 $4.47                    .87%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,020.59                 $4.38                    .87%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return of +6.29% for the six months ended June 30, 2007.

RiverSource VP - Large Cap Value Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2007           JUNE 30, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,059.20                 $5.39                   1.05%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,019.70                 $5.29                   1.05%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return of +5.92% for the six months ended June 30, 2007.

RiverSource VP - Mid Cap Growth Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2007           JUNE 30, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,115.50                 $4.43                    .84%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,020.74                 $4.23                    .84%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return of +11.55% for the six months ended June 30, 2007.

RiverSource VP - Mid Cap Value Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2007           JUNE 30, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,154.10                 $5.26                    .98%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,020.04                 $4.94                    .98%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return of +15.41% for the six months ended June 30, 2007.

--------------------------------------------------------------------------------

 62 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2007           JUNE 30, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,067.20                 $2.58                    .50%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,022.44                 $2.52                    .50%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return of +6.72% for the six months ended June 30, 2007.

RiverSource VP - Select Value Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2007           JUNE 30, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,111.90                 $5.37                   1.02%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,019.85                 $5.14                   1.02%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return of +11.19% for the six months ended June 30, 2007.

RiverSource VP - Short Duration U.S. Government Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2007           JUNE 30, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,017.10                 $3.92                    .78%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,021.04                 $3.93                    .78%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return of +1.71% for the six months ended June 30, 2007.

RiverSource VP - Small Cap Advantage

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2007           JUNE 30, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,065.10                 $5.20                   1.01%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,019.90                 $5.09                   1.01%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return of +6.51% for the six months ended June 30, 2007.

RiverSource VP - Small Cap Value Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2007           JUNE 30, 2007           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,067.60                 $6.55                   1.27%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,018.60                 $6.39                   1.27%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return of +6.76% for the six months ended June 30, 2007.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  63

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
RiverSource Variable Portfolio Funds

                                                                                             RIVERSOURCE VP -    RIVERSOURCE VP -
                                                                         RIVERSOURCE VP -          CASH                CORE
                                                                             BALANCED           MANAGEMENT             BOND
JUNE 30, 2007 (UNAUDITED)                                                      FUND                FUND                FUND
ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers*
      (identified cost $1,696,018,840, $1,186,187,474
      and $88,203,825)                                                    $1,964,045,759      $1,186,187,474       $87,184,115
   Affiliated money market fund
      (identified cost $82,368,607, $-- and $5,584,710)
      (Note 10)                                                               82,368,607                  --         5,584,710
---------------------------------------------------------------------------------------------------------------------------------
Total investments in securities
   (identified cost $1,778,387,447, $1,186,187,474 and
      $93,788,535)                                                         2,046,414,366       1,186,187,474        92,768,825
Foreign currency holdings for RiverSource VP - Balanced
   Fund
   (identified cost $4,775) (Note 1)                                               4,821                  --                --
Receivable for investment securities sold                                     74,733,314                  --         9,231,976
Dividends and accrued interest receivable                                      7,224,972           2,495,849           707,932
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                               2,128,377,473       1,188,683,323       102,708,733
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                                144,308              10,091                24
Dividends payable to shareholders (Note 1)                                            --             154,051            10,439
Payable for investment securities purchased                                   62,619,489                  --         7,656,062
Payable for securities purchased on a forward-commitment
   basis (Note 1)                                                             77,946,683                  --        15,759,552
Payable upon return of securities loaned (Note 6)                             23,858,000                  --                --
Unrealized depreciation on swap transactions, at value
   (Note 9)                                                                      195,779                  --            19,194
Accrued investment management services fee                                       815,846             306,651            29,743
Accrued distribution fee                                                         197,045             117,072             7,746
Accrued transfer agency fee                                                       94,578              56,193             3,718
Accrued administrative services fee                                               84,776              52,786             4,337
Other accrued expenses                                                           213,353              71,247            23,110
Forward sale commitments, at value (proceeds receivable
   $4,907,812 for RiverSource VP - Balanced Fund) (Note
   1)                                                                          4,925,000                  --                --
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                            171,094,857             768,091        23,513,925
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $1,957,282,616      $1,187,915,232       $79,194,808
=================================================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value ($.001 for RiverSource
   VP - Balanced Fund) (Note 1)                                           $      124,677      $   11,883,404       $    81,797
Additional paid-in capital                                                 1,665,137,560       1,176,034,133        81,184,238
Undistributed net investment income                                              208,190                  --             5,242
Accumulated net realized gain (loss) (Note 13)                                24,155,655              (2,305)       (1,032,000)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in
   foreign currencies (Notes 7 and 9)                                        267,656,534                  --        (1,044,469)
---------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
   outstanding capital stock                                              $1,957,282,616      $1,187,915,232       $79,194,808
=================================================================================================================================
Shares outstanding                                                           124,676,783       1,188,340,358         8,179,682
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                    $        15.70      $         1.00       $      9.68
---------------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 6)                          $   22,938,325      $           --       $        --
---------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 64 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                         RIVERSOURCE VP -    RIVERSOURCE VP -    RIVERSOURCE VP -
                                                                           DIVERSIFIED         DIVERSIFIED           EMERGING
                                                                               BOND           EQUITY INCOME          MARKETS
JUNE 30, 2007 (UNAUDITED)                                                      FUND                FUND                FUND
ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers*
      (identified cost $3,576,395,783, $3,232,647,519
      and $547,408,831)                                                   $3,535,267,318      $4,027,124,563       $667,131,980
   Affiliated money market fund
      (identified cost $394,236,648, $85,867,620 and
      $13,952,010) (Note 10)                                                 394,236,648          85,867,620         13,952,010
---------------------------------------------------------------------------------------------------------------------------------
Total investments in securities
   (identified cost $3,970,632,431, $3,318,515,139 and
   $561,360,841)                                                           3,929,503,966       4,112,992,183        681,083,990
Cash in bank on demand deposit                                                        --                  --            147,873
Foreign currency holdings (identified cost $1,470, $--
   and $7,120,277) (Note 1)                                                        1,476                  --          7,123,008
Receivable for investment securities sold                                    504,131,299           1,231,312                 --
Dividends and accrued interest receivable                                     29,142,965           5,394,953          1,084,083
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                               4,462,779,706       4,119,618,448        689,438,954
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                                    621                  --                 --
Dividends payable to shareholders (Note 1)                                       477,411                  --                 --
Payable for investment securities purchased                                  458,634,409                  --          3,411,641
Payable for securities purchased on a forward-commitment
   basis (Note 1)                                                            506,077,493                  --                 --
Payable upon return of securities loaned (Note 6)                             67,476,250          29,775,900                 --
Unrealized depreciation on swap transactions, at value
   (Note 9)                                                                      877,105                  --                 --
Accrued investment management services fee                                     1,194,538           1,818,811            574,389
Accrued distribution fee                                                         331,905             404,679             66,330
Accrued transfer agency fee                                                      159,309             194,239             31,837
Accrued administrative services fee                                              162,553             159,291             41,784
Other accrued expenses                                                           262,683             197,254             99,100
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                          1,035,654,277          32,550,174          4,225,081
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $3,427,125,429      $4,087,068,274       $685,213,873
=================================================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                  $    3,318,730      $    2,409,272       $    365,251
Additional paid-in capital                                                 3,620,956,439       3,149,005,097        513,593,009
Undistributed (excess of distributions over) net
   investment income                                                             265,389             (80,093)           642,399
Accumulated net realized gain (loss) (Note 13)                              (156,541,645)        141,256,954         50,877,162
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in
   foreign currencies (Notes 7 and 9)                                        (40,873,484)        794,477,044        119,736,052
---------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
   outstanding capital stock                                              $3,427,125,429      $4,087,068,274       $685,213,873
=================================================================================================================================
Shares outstanding                                                           331,872,965         240,927,204         36,525,063
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                    $        10.33      $        16.96       $      18.76
---------------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 6)                          $   65,893,210      $   28,270,645       $         --
---------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  65

RiverSource Variable Portfolio Funds

                                                                     RIVERSOURCE VP -    RIVERSOURCE VP -      RIVERSOURCE VP -
                                                                       FUNDAMENTAL            GLOBAL           GLOBAL INFLATION
                                                                          VALUE                BOND          PROTECTED SECURITIES
JUNE 30, 2007 (UNAUDITED)                                                  FUND                FUND                  FUND
ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers
      (identified cost $555,054,161, $898,980,295 and
      $819,772,917)                                                    $613,025,710        $911,546,536          $815,393,116
   Affiliated money market fund
      (identified cost $26,844,201, $29,634,098 and
      $25,185,071) (Note 10)                                             26,844,201          29,634,098            25,185,071
---------------------------------------------------------------------------------------------------------------------------------
Total investments in securities
   (identified cost $581,898,362, $928,614,393 and
   $844,957,988)                                                        639,869,911         941,180,634           840,578,187
Cash in bank on demand deposit                                                   --             525,406                    --
Foreign currency holdings (identified cost $189,849,
   $364,603 and $35,739) (Note 1)                                           190,177             364,608                36,333
Receivable for investment securities sold                                 1,024,852           1,085,512                    --
Dividends and accrued interest receivable                                   658,890          13,734,132             8,074,728
Unrealized appreciation on foreign currency contracts
   held, at value (Note 5)                                                       --              99,812               590,133
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                            641,743,830         956,990,104           849,279,381
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                                --                  --                50,515
Payable for investment securities purchased                               1,332,147           3,257,679            10,042,134
Payable for securities purchased on a
   forward-commitment basis (Note 1)                                             --           8,842,562                    --
Unrealized depreciation on foreign currency contracts
   held, at value (Note 5)                                                       --             308,724             1,739,403
Unrealized depreciation on swap transactions, at value
   (Note 9)                                                                      --             221,394                    --
Accrued investment management services fee                                  359,399             501,299               285,273
Accrued distribution fee                                                     61,963              91,378                81,044
Accrued transfer agency fee                                                  29,741              43,860                38,900
Accrued administrative services fee                                          29,249              56,813                44,128
Other accrued expenses                                                       47,268             135,512                49,686
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                         1,859,767          13,459,221            12,331,083
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                     $639,884,063        $943,530,883          $836,948,298
=================================================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                               $    554,507        $    873,583          $    865,716
Additional paid-in capital                                              579,559,083         933,383,625           854,675,328
Undistributed (excess of distributions over) net
   investment income                                                          4,745            (352,325)           (5,246,549)
Accumulated net realized gain (loss) (Note 13)                            1,793,745          (2,379,905)           (7,911,432)
Unrealized appreciation (depreciation) on investments
   and on translation of assets
   and liabilities in foreign currencies (Notes 5, 7
   and 9)                                                                57,971,983          12,005,905            (5,434,765)
---------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
   outstanding capital stock                                           $639,884,063        $943,530,883          $836,948,298
=================================================================================================================================
Shares outstanding                                                       55,450,676          87,358,315            86,571,577
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                 $      11.54        $      10.80          $       9.67
---------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 66 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                                             RIVERSOURCE VP -    RIVERSOURCE VP -
                                                                         RIVERSOURCE VP -       HIGH YIELD            INCOME
                                                                              GROWTH               BOND           OPPORTUNITIES
JUNE 30, 2007 (UNAUDITED)                                                      FUND                FUND                FUND
ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers*
      (identified cost $596,201,198, $1,156,410,291 and
      $596,173,541)                                                        $644,747,980       $1,154,909,990       $591,118,546
   Affiliated money market fund
      (identified cost $15,582,203, $67,045,789 and
      $27,576,760) (Note 10)                                                 15,582,203           67,045,789         27,576,760
---------------------------------------------------------------------------------------------------------------------------------
Total investments in securities
   (identified cost $611,783,401, $1,223,456,080 and
   $623,750,301)                                                            660,330,183        1,221,955,779        618,695,306
Cash in bank on demand deposit                                                       --            2,318,213          3,144,055
Foreign currency holdings for RiverSource VP - Growth
   Fund
   (identified cost $2,376,620) (Note 1)                                      2,377,526                   --                 --
Receivable for investment securities sold                                    11,571,859           14,954,069         10,925,993
Dividends and accrued interest receivable                                     1,439,964           20,514,033          9,643,549
Other receivable                                                                     --               91,484                 --
Unrealized appreciation on foreign currency contracts
   held, at value (Note 5)                                                        1,473                   --                 --
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                675,721,005        1,259,833,578        642,408,903
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                                27,421                   --                 --
Dividends payable to shareholders (Note 1)                                           --              236,112            125,783
Payable for investment securities purchased                                   4,768,170            4,406,871          3,087,438
Payable for securities purchased on a forward-commitment
   basis (Note 1)                                                                    --           34,884,165         12,539,904
Payable upon return of securities loaned (Note 6)                             2,425,000            4,360,000                 --
Payable for cash collateral held on open options
   contracts (Note 1)                                                           562,231                   --                 --
Unrealized depreciation on swap transactions, at value
   (Note 9)                                                                          --               45,949             21,960
Unrealized depreciation on foreign currency contracts
   held, at value (Note 5)                                                       14,217                   --                 --
Accrued investment management services fee                                      318,582              572,871            297,077
Accrued distribution fee                                                         66,372              122,348             60,877
Accrued transfer agency fee                                                      31,857               58,725             29,220
Accrued administrative services fee                                              31,189               64,685             33,642
Other accrued expenses                                                           62,403              381,074             45,659
Options contracts written, at value for RiverSource
   VP - Growth Fund
   (premium received, $1,522,525) (Note 8)                                    1,140,518                   --                 --
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                             9,447,960           45,132,800         16,241,560
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                         $666,273,045       $1,214,700,778       $626,167,343
=================================================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                   $    847,315       $    1,776,542       $    613,471
Additional paid-in capital                                                  671,176,288        1,411,804,526        627,327,569
Undistributed net investment income                                               6,968            1,724,611             46,727
Accumulated net realized gain (loss) (Note 13)                              (54,696,614)        (199,150,135)         3,256,531
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in
   foreign currencies (Notes 5 and 9)                                        48,939,088           (1,454,766)        (5,076,955)
---------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
   outstanding capital stock                                               $666,273,045       $1,214,700,778       $626,167,343
=================================================================================================================================
Shares outstanding                                                           84,731,459          177,654,159         61,347,089
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                     $       7.86       $         6.84       $      10.21
---------------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 6)                           $  2,296,700       $    4,180,000       $         --
---------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  67

RiverSource Variable Portfolio Funds

                                                                         RIVERSOURCE VP -    RIVERSOURCE VP -    RIVERSOURCE VP -
                                                                          INTERNATIONAL         LARGE CAP           LARGE CAP
                                                                           OPPORTUNITY            EQUITY              VALUE
JUNE 30, 2007 (UNAUDITED)                                                      FUND                FUND                FUND
ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers*
      (identified cost $999,291,712, $2,939,046,104 and
      $22,661,236)                                                        $1,289,036,629      $3,378,274,399       $26,165,913
   Affiliated money market fund
      (identified cost $48,791,748, $138,971,842, and
      $978,811) (Note 10)                                                     48,791,748         138,971,842           978,811
---------------------------------------------------------------------------------------------------------------------------------
Total investments in securities
   (identified cost $1,048,083,460, $3,078,017,946, and
   $23,640,047)                                                            1,337,828,377       3,517,246,241        27,144,724
Cash in bank on demand deposit                                                   180,356              20,873                --
Foreign currency holdings (identified cost $3,541,992,
   $5,653,373 and $--) (Note 1)                                                3,545,075           5,663,634                --
Receivable for investment securities sold                                     10,966,614          32,408,956            50,794
Dividends and accrued interest receivable                                      3,537,949           5,199,626            30,759
Unrealized appreciation on foreign currency contracts
   held, at value (Note 5)                                                            --               2,676                --
Unrealized appreciation on swap transactions, at value
   (Note 9)                                                                           --             117,788                --
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                               1,356,058,371       3,560,659,794        27,226,277
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                                     --                  --               182
Payable for investment securities purchased                                   11,043,116          21,919,155            27,278
Payable upon return of securities loaned (Note 6)                             40,991,250          26,110,000                --
Payable for cash collateral held on open options
   contracts (Note 1)                                                                 --           1,461,480                --
Unrealized depreciation on foreign currency contracts
   held, at value (Note 5)                                                            --              32,469                --
Accrued investment management services fee                                       776,050           1,606,303            13,171
Accrued distribution fee                                                         129,715             354,081             2,744
Accrued administrative services fee                                               78,598             143,100             1,317
Accrued transfer agency fee                                                       62,261             169,953             1,317
Other accrued expenses                                                           274,536             219,302            17,269
Options contracts written, at value for RiverSource
   VP - Large Cap Equity Fund (premiums received,
   $3,300,206) (Note 8)                                                               --           2,487,738                --
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                             53,355,526          54,503,581            63,278
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $1,302,702,845      $3,506,156,213       $27,162,999
=================================================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                  $      905,591      $    1,328,501       $    21,192
Additional paid-in capital                                                 1,336,217,831       3,070,957,290        22,783,401
Undistributed (excess of distributions over) net
   investment income                                                          (3,240,049)            248,636               (85)
Accumulated net realized gain (loss) (Note 13)                              (321,079,007)         (6,397,219)          853,814
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in
   foreign currencies (Notes 5, 7 and 9)                                     289,898,479         440,019,005         3,504,677
---------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
   outstanding capital stock                                              $1,302,702,845      $3,506,156,213       $27,162,999
=================================================================================================================================
Shares outstanding                                                            90,559,073         132,850,090         2,119,167
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                    $        14.39      $        26.39       $     12.82
---------------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 6)                          $   39,616,450      $   25,065,300       $        --
---------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 68 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                         RIVERSOURCE VP -    RIVERSOURCE VP -    RIVERSOURCE VP -
                                                                             MID CAP             MID CAP             S&P 500
                                                                              GROWTH              VALUE               INDEX
JUNE 30, 2007 (UNAUDITED)                                                      FUND                FUND                FUND
ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers*
      (identified cost $590,555,380, $480,211,153 and
      $295,266,010)                                                      $   633,551,286       $562,044,820        $401,020,286
   Affiliated money market fund
      (identified cost $30,598,126, $10,067,351 and
      $5,272,124) (Note 10)                                                   30,598,126         10,067,351           5,272,124
---------------------------------------------------------------------------------------------------------------------------------
Total investments in securities
   (identified cost $621,153,506, $490,278,504 and
   $300,538,134)                                                             664,149,412        572,112,171         406,292,410
Receivable for investment securities sold                                      7,308,917          1,895,434             253,339
Dividends and accrued interest receivable                                        266,241            791,738             435,003
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                 671,724,570        574,799,343         406,980,752
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                                     --                333                  --
Payable for investment securities purchased                                    8,147,870          1,941,887             587,080
Payable upon return of securities loaned (Note 6)                             10,020,000                 --                  --
Accrued investment management services fee                                       369,738            313,822              71,808
Accrued distribution fee                                                          66,025             56,040              40,800
Accrued transfer agency fee                                                       31,691             26,898              19,584
Accrued administrative services fee                                               31,036             26,643              19,584
Other accrued expenses                                                            46,950             80,688              54,055
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                             18,713,310          2,446,311             792,911
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                       $   653,011,260       $572,353,032        $406,187,841
=================================================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                 $       518,116       $    369,391        $    403,330
Additional paid-in capital                                                 1,685,788,516        481,070,212         299,564,586
Undistributed net investment income                                            1,050,144          1,562,104              89,981
Accumulated net realized gain (loss) (Note 13)                            (1,077,341,422)         7,517,658             400,002
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in
   foreign currencies (Note 7)                                                42,995,906         81,833,667         105,729,942
---------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
   outstanding capital stock                                             $   653,011,260       $572,353,032        $406,187,841
=================================================================================================================================
Shares outstanding                                                            51,811,560         36,939,058          40,333,033
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                   $         12.60       $      15.49        $      10.07
---------------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 6)                         $     9,095,280       $         --        $         --
---------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  69

RiverSource Variable Portfolio Funds

                                                                         RIVERSOURCE VP -    RIVERSOURCE VP -    RIVERSOURCE VP -
                                                                              SELECT          SHORT DURATION        SMALL CAP
                                                                              VALUE          U.S. GOVERNMENT        ADVANTAGE
JUNE 30, 2007 (UNAUDITED)                                                      FUND                FUND                FUND
ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers*
      (identified cost $28,899,308, $494,351,928 and
      $189,711,022)                                                        $31,940,133         $490,331,877        $205,775,823
   Affiliated money market fund
      (identified cost $935,945, $8,310,341 and
      $3,395,053) (Note 10)                                                    935,945            8,310,341           3,395,053
---------------------------------------------------------------------------------------------------------------------------------
Total investments in securities
   (identified cost $29,835,253, $502,662,269 and
   $193,106,075)                                                            32,876,078          498,642,218         209,170,876
Foreign currency holdings for RiverSource VP - Select
   Value Fund
   (identified cost $1,366) (Note 1)                                             1,411                   --                  --
Receivable for investment securities sold                                      381,059           39,087,032           4,644,277
Dividends and accrued interest receivable                                       29,705            3,113,438             265,531
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                33,288,253          540,842,688         214,080,684
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                                   22               46,318                  --
Dividends payable to shareholders (Note 1)                                          --               59,477                  --
Payable for investment securities purchased                                    236,984           35,661,072           5,200,924
Payable for securities purchased on a forward-commitment
   basis (Note 1)                                                                   --           52,614,151                  --
Payable upon return of securities loaned (Note 6)                                   --                   --             917,000
Accrued investment management services fee                                      20,759              172,214             132,760
Accrued distribution fee                                                         3,327               44,848              21,007
Accrued transfer agency fee                                                      1,597               21,526              10,083
Accrued administrative services fee                                              1,597               25,114              13,444
Other accrued expenses                                                          18,170               68,354              39,648
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                              282,456           88,713,074           6,334,866
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                         $33,005,797         $452,129,614        $207,745,818
=================================================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                   $    26,472         $    448,078        $    156,882
Additional paid-in capital                                                  28,542,885          467,586,508         176,527,944
Undistributed (excess of distributions over) net
   investment income                                                           (19,642)             (90,176)            127,550
Accumulated net realized gain (loss) (Note 13)                               1,415,211          (11,815,084)         14,868,641
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in
   foreign currencies (Note 7)                                               3,040,871           (3,999,712)         16,064,801
---------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
   outstanding capital stock                                               $33,005,797         $452,129,614        $207,745,818
=================================================================================================================================
Shares outstanding                                                           2,647,178           44,807,755          15,688,200
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                     $     12.47         $      10.09        $      13.24
---------------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 6)                           $        --         $         --        $    874,620
---------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 70 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                RIVERSOURCE VP -
                                                                   SMALL CAP
                                                                     VALUE
JUNE 30, 2007 (UNAUDITED)                                             FUND
ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $568,124,804)           $643,078,851
   Affiliated money market fund (identified cost
     $101,423,554) (Note 10)                                       101,423,554
--------------------------------------------------------------------------------
Total investments in securities (identified cost
   $669,548,358)                                                   744,502,405
Receivable for investment securities sold                              909,504
Dividends and accrued interest receivable                              621,848
--------------------------------------------------------------------------------
Total assets                                                       746,033,757
--------------------------------------------------------------------------------
LIABILITIES
Payable for investment securities purchased                          1,299,699
Payable upon return of securities loaned (Note 6)                   15,170,700
Accrued investment management services fee                             542,288
Accrued distribution fee                                                71,657
Accrued transfer agency fee                                             34,394
Accrued administrative services fee                                     44,980
Other accrued expenses                                                  31,298
--------------------------------------------------------------------------------
Total liabilities                                                   17,195,016
--------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                $728,838,741
================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                          $    472,985
Additional paid-in capital                                         622,494,466
Excess of distributions over net investment income                    (534,317)
Accumulated net realized gain (loss) (Note 13)                      31,451,560
Unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign
   currencies                                                       74,954,047
--------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                  $728,838,741
================================================================================
Shares outstanding                                                  47,298,521
--------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock            $      15.41
--------------------------------------------------------------------------------
*Including securities on loan, at value (Note 6)                  $ 14,461,586
--------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  71

STATEMENTS OF OPERATIONS
RiverSource Variable Portfolio Funds

                                                                                       RIVERSOURCE VP - BALANCED FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
INVESTMENT INCOME
Income:
Dividends                                                                     $13,853,886         $  9,206,939      $ 36,616,054
Interest                                                                       18,009,995           11,850,745        39,923,037
Income distributions from affiliated money market fund
   (Note 10)                                                                    1,926,498            1,160,067                --
Fee income from securities lending (Note 6)                                       112,064               24,438           191,300
   Less foreign taxes withheld                                                   (117,936)             (95,790)          (84,794)
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                   33,784,507           22,146,399        76,645,597
---------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                              5,785,425            3,770,059        11,773,679
Distribution fee                                                                1,255,569              847,080         2,821,196
Transfer agency fee                                                               602,653              406,585           652,017
Administrative services fees and expenses                                         539,618              363,485         1,246,324
Custodian fees                                                                    106,900              109,647           229,150
Compensation of board members                                                      16,030               10,981            20,913
Printing and postage                                                               34,200              157,800           577,375
Professional fees                                                                  29,241               21,224            27,000
Other                                                                              19,405               21,093            40,506
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                  8,389,041            5,707,954        17,388,160
   Earnings and bank fee credits on cash balances (Note 2)                             --               (1,594)           (2,918)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                              8,389,041            5,706,360        17,385,242
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) - net                                                 25,395,466           16,440,039        59,260,355
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                              68,391,349           50,059,770       134,095,911
   Foreign currency transactions                                                  (19,256)              (2,771)         (124,615)
   Futures contracts                                                              185,390              617,131         1,604,234
   Swap transactions                                                             (425,198)             238,151              (944)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                        68,132,285           50,912,281       135,574,586
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                       (8,352,743)          86,221,470       (29,065,213)
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                          59,779,542          137,133,751       106,509,373
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                 $85,175,008         $153,573,790      $165,769,728
=================================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 72 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                                    RIVERSOURCE VP - CASH MANAGEMENT FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
INVESTMENT INCOME
Income:
Interest                                                                      $29,635,094         $17,825,567        $35,217,690
---------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                              1,812,474           1,115,733          3,099,857
Distribution fee                                                                  689,987             423,265            940,713
Transfer agency fee                                                               331,183             203,160            246,070
Administrative services fees and expenses                                         313,382             193,956            447,159
Custodian fees                                                                     38,550              28,600             63,635
Compensation of board members                                                       8,857               6,791             11,730
Printing and postage                                                               83,580              44,000            194,040
Professional fees                                                                  20,032              16,200             21,500
Other                                                                              12,580               7,828             14,364
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                  3,310,625           2,039,533          5,039,068
   Earnings and bank fee credits on cash balances (Note 2)                           (851)             (1,156)            (3,315)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                              3,309,774           2,038,377          5,035,753
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                26,325,320          15,787,190         30,181,937
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions (Note 3)                         (1,337)              1,627               (798)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                 $26,323,983         $15,788,817        $30,181,139
=================================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  73

RiverSource Variable Portfolio Funds

                                                                                       RIVERSOURCE VP - CORE BOND FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
INVESTMENT INCOME
Income:
Interest                                                                      $ 1,755,298          $1,002,492        $ 2,907,966
Income distributions from affiliated money market fund
   (Note 10)                                                                      159,257              67,945                 --
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                    1,914,555           1,070,437          2,907,966
---------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                174,764             100,468            333,535
Distribution fee                                                                   45,512              26,164             75,382
Transfer agency fee                                                                21,845              12,558             18,540
Administrative services fees and expenses                                          25,486              14,651             41,986
Custodian fees                                                                     30,066              17,598             60,092
Compensation of board members                                                         582               3,829              8,597
Printing and postage                                                               10,249               4,185             10,158
Professional fees                                                                  10,622              13,995             20,000
Other                                                                               5,538                 342              8,993
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                    324,664             193,790            577,283
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                                     (22,452)            (19,971)           (59,290)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  302,212             173,819            517,993
   Earnings and bank fee credits on cash balances (Note 2)                             --                (573)            (2,769)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                302,212             173,246            515,224
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                 1,612,343             897,191          2,392,742
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                (360,301)            317,144         (1,059,999)
   Foreign currency transactions                                                    3,074                  --             (4,827)
   Futures contracts                                                               (8,152)             54,109            116,511
   Swap transactions                                                              (39,215)             15,987               (524)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                          (404,594)            387,240           (948,839)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                         (680,461)           (139,404)          (522,771)
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                          (1,085,055)            247,836         (1,471,610)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                 $   527,288          $1,145,027        $   921,132
=================================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 74 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                                   RIVERSOURCE VP - DIVERSIFIED BOND FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
INVESTMENT INCOME
Income:
Interest                                                                      $ 72,689,369        $38,415,672       $ 96,130,706
Income distributions from affiliated money market fund
   (Note 10)                                                                    10,659,190          5,653,065                 --
Fee income from securities lending (Note 6)                                        250,616            103,452            530,882
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                    83,599,175         44,172,189         96,661,588
---------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                               6,938,987          3,821,877         10,386,439
Distribution fee                                                                 1,912,902          1,039,343          2,445,873
Transfer agency fee                                                                918,162            498,868            620,106
Administrative services fees and expenses                                          949,446            523,528          1,289,984
Custodian fees                                                                     142,200             55,200            207,670
Compensation of board members                                                       24,548             11,059             17,496
Printing and postage                                                               233,870            154,200            521,210
Professional fees                                                                   39,687             21,383             27,000
Other                                                                               51,241             35,663             38,858
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                  11,211,043          6,161,121         15,554,636
   Earnings and bank fee credits on cash balances (Note 2)                              --             (1,620)            (7,722)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                              11,211,043          6,159,501         15,546,914
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                 72,388,132         38,012,688         81,114,674
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                               (9,496,260)        21,369,534        (32,643,150)
   Foreign currency transactions                                                   103,470                 --           (152,633)
   Futures contracts                                                            (3,652,574)         2,169,354          5,423,762
   Swap transactions                                                            (1,753,664)           743,098             21,956
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                        (14,799,028)        24,281,986        (27,350,065)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                       (31,878,197)        (4,617,556)       (15,056,707)
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                          (46,677,225)        19,664,430        (42,406,772)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                 $ 25,710,907        $57,677,118       $ 38,707,902
=================================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  75

RiverSource Variable Portfolio Funds

                                                                               RIVERSOURCE VP - DIVERSIFIED EQUITY INCOME FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
INVESTMENT INCOME
Income:
Dividends                                                                     $ 42,604,733        $ 22,943,644      $ 55,141,757
Interest                                                                           417,148              66,283         2,450,193
Income distributions from affiliated money market fund
   (Note 10)                                                                       870,862             898,637                --
Fee income from securities lending (Note 6)                                        222,012              64,983           217,630
   Less foreign taxes withheld                                                    (410,705)            (73,113)         (410,141)
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                    43,704,050          23,900,434        57,399,439
---------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                               9,800,639           6,677,888        14,825,523
Distribution fee                                                                 2,320,176           1,300,920         2,845,725
Transfer agency fees                                                             1,113,646             624,420           789,012
Administrative services fees and expenses                                          929,440             538,977         1,252,553
Custodian fees                                                                     136,300             114,000           352,750
Compensation of board members                                                       29,668              13,092            17,513
Printing and postage                                                               245,400             156,000           559,350
Professional fees                                                                   45,844              23,982            30,000
Other                                                                               56,229              40,163            23,679
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                  14,677,342           9,489,442        20,696,105
   Earnings and bank fee credits on cash balances (Note 2)                              --                (524)           (1,987)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                              14,677,342           9,488,918        20,694,118
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                 29,026,708          14,411,516        36,705,321
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                              145,744,884          26,724,517       208,875,344
   Foreign currency transactions                                                    (2,870)            (10,328)           35,615
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                        145,742,014          26,714,189       208,910,959
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                       249,416,272         242,752,342        53,554,454
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                          395,158,286         269,466,531       262,465,413
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                 $424,184,994        $283,878,047      $299,170,734
=================================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 76 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                                   RIVERSOURCE VP - EMERGING MARKETS FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
INVESTMENT INCOME
Income:
Dividends                                                                     $ 7,854,789         $ 1,676,670        $ 7,670,211
Interest                                                                           30,467              54,799            562,009
Income distributions from affiliated money market fund
   (Note 10)                                                                      411,248             217,449                 --
   Less foreign taxes withheld                                                   (880,219)           (153,135)          (660,717)
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                    7,416,285           1,795,783          7,571,503
---------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                              3,311,244           1,766,834          3,834,039
Distribution fee                                                                  370,290             194,711            425,597
Transfer agency fees                                                              177,733              93,458            123,328
Administrative services fees and expenses                                         234,639             124,511            284,260
Custodian fees                                                                    338,980             131,148            303,261
Compensation of board members                                                       4,725               4,923              9,264
Printing and postage                                                               66,580               7,782             73,362
Professional fees                                                                  15,207              14,797             20,500
Other                                                                              11,974              14,081            178,175
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                  4,531,372           2,352,245          5,251,786
   Earnings and bank fee credits on cash balances (Note 2)                             --                (856)            (2,136)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                              4,531,372           2,351,389          5,249,650
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                 2,884,913            (555,606)         2,321,853
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                              52,803,728          34,881,200         56,915,477
   Foreign currency transactions                                                 (679,473)           (358,824)          (858,475)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                        52,124,255          34,522,376         56,057,002
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                       30,961,805          55,618,639         15,075,906
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                          83,086,060          90,141,015         71,132,908
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                 $85,970,973         $89,585,409        $73,454,761
=================================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  77

RiverSource Variable Portfolio Funds

                                                                                 RIVERSOURCE VP - FUNDAMENTAL VALUE FUND
                                                                         SIX MONTHS ENDED      PERIOD ENDED         YEAR ENDED
                                                                          JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006(B)
                                                                           (UNAUDITED)
INVESTMENT INCOME
Income:
Dividends                                                                  $ 4,620,755         $ 1,575,933          $  433,738
Interest                                                                        79,663              59,897             234,568
Income distributions from affiliated money market fund
   (Note 10)                                                                   668,427             279,083                  --
   Less foreign taxes withheld                                                 (51,002)            (12,806)             (7,391)
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                 5,317,843           1,902,107             660,915
---------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                           1,747,902             737,998             206,566
Distribution fee                                                               315,801             128,343              35,371
Transfer agency fee                                                            151,579              61,603              16,978
Administrative services fees and expenses                                      150,643              61,603              16,978
Custodian fees                                                                  39,070              26,348              27,090
Compensation of board members                                                    4,053               2,609                  --
Printing and postage                                                            59,410              15,908               3,242
Professional fees                                                               14,519              14,159              20,000
Other                                                                           13,883               3,698                 164
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                               2,496,860           1,052,269             326,389
   Expenses waived/reimbursed by the Investment Manager
      and its affiliates (Note 2)                                                   --                  --             (23,585)
---------------------------------------------------------------------------------------------------------------------------------
                                                                             2,496,860           1,052,269             302,804
   Earnings and bank fee credits on cash balances (Note
      2)                                                                            --                  --                (548)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                           2,496,860           1,052,269             302,256
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                              2,820,983             849,838             358,659
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                            1,813,067             378,167             115,654
   Foreign currency transactions                                               (19,322)             (6,706)            (61,127)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                      1,793,745             371,461              54,527
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                                        27,497,823          26,525,481           3,938,541
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                       29,291,568          26,896,942           3,993,068
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                              $32,112,551         $27,746,780          $4,351,727
=================================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(b) For the period from May 1, 2006 (date the Fund became available) to Aug. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 78 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                                      RIVERSOURCE VP - GLOBAL BOND FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
INVESTMENT INCOME
Income:
Interest                                                                      $17,205,243         $ 9,743,817        $23,851,829
Income distributions from affiliated money market fund
   (Note 10)                                                                    1,090,321             430,350                 --
Fee income from securities lending (Note 6)                                        20,929              11,727              9,274
   Less foreign taxes withheld                                                   (136,215)             (3,690)           (27,307)
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                   18,180,278          10,182,204         23,833,796
---------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                              2,934,514           1,676,013          4,640,640
Distribution fee                                                                  532,473             301,306            762,389
Transfer agency fee                                                               255,578             144,622            192,817
Administrative services fees and expenses                                         331,948             189,002            489,934
Custodian fees                                                                    122,400              67,000            158,750
Compensation of board members                                                       6,857               5,645             10,696
Printing and postage                                                              123,800               8,000            177,050
Professional fees                                                                  19,267              17,293             24,000
Other                                                                              20,056                 457             13,130
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                  4,346,893           2,409,338          6,469,406
   Earnings and bank fee credits on cash balances (Note 2)                             --              (1,120)            (1,806)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                              4,346,893           2,408,218          6,467,600
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                13,833,385           7,773,986         17,366,196
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                (494,929)          2,380,893         (1,642,404)
   Foreign currency transactions                                               (1,112,202)           (976,401)          (487,909)
   Futures contracts                                                              235,525             165,230            972,433
   Swap transactions                                                             (445,742)            171,015            (10,629)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                        (1,817,348)          1,740,737         (1,168,509)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                       (6,306,436)          6,466,660         (5,952,008)
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                          (8,123,784)          8,207,397         (7,120,517)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                 $ 5,709,601         $15,981,383        $10,245,679
=================================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  79

RiverSource Variable Portfolio Funds

                                                                      RIVERSOURCE VP - GLOBAL INFLATION PROTECTED SECURITIES FUND
                                                                      SIX MONTHS ENDED         PERIOD ENDED          YEAR ENDED
                                                                        JUNE 30, 2007        DEC. 31, 2006(A)      AUG. 31, 2006
                                                                         (UNAUDITED)
INVESTMENT INCOME
Income:
Interest                                                                $ 20,302,521           $ 2,486,887          $12,599,540
Income distributions from affiliated money market fund
   (Note 10)                                                               1,059,888               425,320                   --
   Less foreign taxes withheld                                                (6,035)                   --               (2,674)
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                              21,356,374             2,912,207           12,596,866
---------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                         1,573,144               707,400            1,164,368
Distribution fee                                                             446,921               200,968              318,273
Transfer agency fee                                                          214,515                96,462               99,902
Administrative services fees and expenses                                    244,860               112,213              176,325
Custodian fees                                                                52,441                14,400               45,645
Compensation of board members                                                  5,732                 3,808                8,597
Printing and postage                                                          59,375                15,500               92,286
Professional fees                                                             16,256                13,976               20,000
Other                                                                         13,445                    47               23,353
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                             2,626,689             1,164,774            1,948,749
   Expenses waived/reimbursed by the Investment Manager
      and its affiliates (Note 2)                                            (51,962)               (7,228)            (114,683)
---------------------------------------------------------------------------------------------------------------------------------
                                                                           2,574,727             1,157,546            1,834,066
   Earnings and bank fee credits on cash balances (Note
      2)                                                                          --                  (780)              (2,594)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                         2,574,727             1,156,766            1,831,472
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                           18,781,647             1,755,441           10,765,394
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                         (1,958,615)                   --           (2,708,631)
   Foreign currency transactions                                          (3,322,252)           (6,575,653)          (5,949,866)
   Futures contracts                                                         288,348                    --                   --
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   (4,992,519)           (6,575,653)          (8,658,497)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                                     (16,067,143)            1,783,356            7,996,039
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                    (21,059,662)           (4,792,297)            (662,458)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                           $ (2,278,015)          $(3,036,856)         $10,102,936
=================================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 80 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                                        RIVERSOURCE VP - GROWTH FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
INVESTMENT INCOME
Income:
Dividends                                                                     $ 7,624,706         $ 2,837,034       $ 10,276,586
Interest                                                                           10,141             119,184          1,466,282
Income distributions from affiliated money market fund
   (Note 10)                                                                      663,120             385,954                 --
Fee income from securities lending (Note 6)                                        30,164                  --             48,444
   Less foreign taxes withheld                                                   (236,732)            (60,682)          (194,117)
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                    8,091,399           3,281,490         11,597,195
---------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                              2,224,165           1,449,964          3,751,065
Distribution fee                                                                  407,294             256,433            746,056
Transfer agency fee                                                               195,494             123,084            207,746
Administrative services fees and expenses                                         191,668             121,045            366,683
Custodian fees                                                                     21,200              48,000            151,100
Compensation of board members                                                       5,204               5,611             10,380
Printing and postage                                                               37,200              42,000            152,200
Professional fees                                                                  15,780              15,415             21,000
Other                                                                              16,941               5,870             12,356
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                  3,114,946           2,067,422          5,418,586
   Earnings and bank fee credits on cash balances (Note 2)                             --                (600)            (1,518)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                              3,114,946           2,066,822          5,417,068
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                 4,976,453           1,214,668          6,180,127
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                              38,411,780          (5,753,825)        33,312,570
   Foreign currency transactions                                                  (14,518)             10,914             24,873
   Futures contracts                                                                   --                  --         (1,049,226)
   Options contracts written (Note 8)                                             438,052          (1,014,976)         1,282,736
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                        38,835,314          (6,757,887)        33,570,953
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                       (7,049,369)         55,051,567        (20,509,288)
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                          31,785,945          48,293,680         13,061,665
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                 $36,762,398         $49,508,348       $ 19,241,792
=================================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  81

RiverSource Variable Portfolio Funds

                                                                                    RIVERSOURCE VP - HIGH YIELD BOND FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
INVESTMENT INCOME
Income:
Interest                                                                      $ 46,837,500        $31,610,736       $ 97,299,978
Income distributions from affiliated money market fund
   (Note 10)                                                                     1,668,462            909,607                 --
Fee income from securities lending (Note 6)                                          1,057              2,827                 --
   Less foreign taxes withheld                                                     (19,342)                --                 --
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                    48,487,677         32,523,170         97,299,978
---------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                               3,607,848          2,316,669          7,413,897
Distribution fee                                                                   770,626            494,359          1,541,872
Transfer agency fee                                                                369,888            237,284            373,691
Administrative services fees and expenses                                          407,289            261,944            840,455
Custodian fees                                                                      41,540             23,760             95,043
Compensation of board members                                                        9,829              7,618             14,280
Printing and postage                                                               108,840            101,350            354,210
Professional fees                                                                   23,458             19,902             27,000
Other                                                                               10,356             13,064             18,363
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                   5,349,674          3,475,950         10,678,811
   Earnings and bank fee credits on cash balances (Note 2)                              --             (1,672)            (4,108)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                               5,349,674          3,474,278         10,674,703
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                 43,138,003         29,048,892         86,625,275
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                               17,544,611          4,636,729          1,041,488
   Swap transactions                                                                14,832                 --                 --
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                         17,559,443          4,636,729          1,041,488
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                       (20,557,107)        30,113,325        (19,241,545)
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                           (2,997,664)        34,750,054        (18,200,057)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                 $ 40,140,339        $63,798,946       $ 68,425,218
=================================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 82 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                                 RIVERSOURCE VP - INCOME OPPORTUNITIES FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
INVESTMENT INCOME
Income:
Interest                                                                      $ 18,874,958        $ 7,903,691        $ 7,750,350
Income distributions from affiliated money market fund
   (Note 10)                                                                       771,857            417,364                 --
   Less foreign taxes withheld                                                     (15,402)                --                 --
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                    19,631,413          8,321,055          7,750,350
---------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                               1,583,063            665,749            653,044
Distribution fee                                                                   324,403            136,426            131,976
Transfer agency fee                                                                155,708             65,482             45,332
Administrative services fees and expenses                                          180,669             76,397             76,233
Custodian fees                                                                      22,287             12,325             34,820
Compensation of board members                                                        4,146              4,081              8,597
Printing and postage                                                                63,745              9,242             33,485
Professional fees                                                                   14,590             14,213             20,000
Other                                                                               10,337              1,805              9,308
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                   2,358,948            985,720          1,012,795
   Earnings and bank fee credits on cash balances (Note 2)                              --               (750)            (3,680)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                               2,358,948            984,970          1,009,115
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                 17,272,465          7,336,085          6,741,235
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                3,372,165          1,457,589           (259,128)
   Swap transactions                                                               (10,487)                --                 --
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                          3,361,678          1,457,589           (259,128)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                       (10,857,816)         6,365,184         (1,116,480)
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                           (7,496,138)         7,822,773         (1,375,608)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                 $  9,776,327        $15,158,858        $ 5,365,627
=================================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  83

RiverSource Variable Portfolio Funds

                                                                               RIVERSOURCE VP - INTERNATIONAL OPPORTUNITY FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
INVESTMENT INCOME
Income:
Dividends                                                                     $ 18,304,552        $  7,252,055      $ 28,910,841
Interest                                                                            83,043              68,026           477,054
Income distributions from affiliated money market fund
   (Note 10)                                                                       113,501             138,218                --
Fee income from securities lending (Note 6)                                        449,559             103,960           854,518
   Less foreign taxes withheld                                                  (2,191,325)           (736,272)       (2,953,973)
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                    16,759,330           6,825,987        27,288,440
---------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                               4,494,860           3,169,722        10,469,388
Distribution fee                                                                   815,045             521,812         1,580,636
Transfer agency fee                                                                391,208             250,461           391,479
Administrative services fees and expenses                                          493,819             316,870           976,719
Custodian fees                                                                     265,700             137,000           406,430
Compensation of board members                                                       10,440               7,950            14,164
Printing and postage                                                               126,550              66,000           305,050
Professional fees                                                                   23,802              19,664            26,500
Other                                                                               12,426              23,909            23,460
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                   6,633,850           4,513,388        14,193,826
   Earnings and bank fee credits on cash balances (Note 2)                              --                (880)           (2,074)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                               6,633,850           4,512,508        14,191,752
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                 10,125,480           2,313,479        13,096,688
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                              114,100,948          63,329,169       197,090,703
   Foreign currency transactions                                                     5,898              30,726           258,532
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                        114,106,846          63,359,895       197,349,235
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                          (464,517)         41,009,369        57,942,017
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                          113,642,329         104,369,264       255,291,252
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                 $123,767,809        $106,682,743      $268,387,940
=================================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 84 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                                   RIVERSOURCE VP - LARGE CAP EQUITY FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
INVESTMENT INCOME
Income:
Dividends                                                                     $ 38,038,014        $ 21,486,802      $ 64,447,141
Interest                                                                           108,193             548,131         3,523,830
Income distributions from affiliated money market fund
   (Note 10)                                                                     3,904,815           2,645,626                --
Fee income from securities lending (Note 6)                                        281,288              33,932           411,482
   Less foreign taxes withheld                                                    (669,661)           (219,488)         (536,985)
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                    41,662,649          24,495,003        67,845,468
---------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                              10,822,402           7,050,915        18,214,495
Distribution fee                                                                 2,254,448           1,538,178         3,994,421
Transfer agency fee                                                              1,082,098             738,300         1,168,235
Administrative services fees and expenses                                          908,408             615,503         1,726,620
Custodian fees                                                                     227,148             148,170           431,400
Compensation of board members                                                       28,826              16,991            25,530
Printing and postage                                                               270,930              68,500           644,700
Professional fees                                                                   46,485              29,181            36,000
Other                                                                               47,983              44,948            45,973
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                  15,688,728          10,250,686        26,287,374
   Earnings and bank fee credits on cash balances (Note 2)                              --              (1,510)           (3,638)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                              15,688,728          10,249,176        26,283,736
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                 25,973,921          14,245,827        41,561,732
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                              202,117,089          68,815,824       221,874,381
   Foreign currency transactions                                                   (38,296)             17,043           (15,410)
   Futures contracts                                                             2,573,549           4,124,788          (872,886)
   Swap transactions                                                               817,825             244,830          (793,303)
   Options contracts written (Note 8)                                            1,117,959          (2,159,477)        1,991,238
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                        206,588,126          71,043,008       222,184,020
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                       (12,352,349)        257,357,774       (90,675,460)
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                          194,235,777         328,400,782       131,508,560
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                 $220,209,698        $342,646,609      $173,070,292
=================================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  85

RiverSource Variable Portfolio Funds

                                                                                    RIVERSOURCE VP - LARGE CAP VALUE FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
INVESTMENT INCOME
Income:
Dividends                                                                      $  279,518          $  154,582        $  428,966
Interest                                                                               --               3,780            13,246
Income distributions from affiliated money market fund
   (Note 10)                                                                       34,635              21,872                --
   Less foreign taxes withheld                                                     (2,512)             (1,383)             (911)
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                      311,641             178,851           441,301
---------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                 80,328              45,636           102,616
Distribution fee                                                                   16,715               9,508            22,190
Transfer agency fee                                                                 8,023               4,563             5,785
Administrative services fees and expenses                                           8,023               4,563            10,525
Custodian fees                                                                     18,167              14,980            45,710
Compensation of board members                                                         213                  --                --
Printing and postage                                                                2,826                 120             6,902
Professional fees                                                                   9,968              13,600            19,500
Other                                                                                 557                 616               462
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                    144,820              93,586           213,690
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                                      (4,319)            (13,724)          (33,151)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  140,501              79,862           180,539
   Earnings and bank fee credits on cash balances (Note 2)                             --              (2,308)          (14,675)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                140,501              77,554           165,864
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                   171,140             101,297           275,437
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                 989,094             313,050           907,987
   Foreign currency transactions                                                     (245)                (74)              (13)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                           988,849             312,976           907,974
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                          388,240           1,816,288           652,685
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                           1,377,089           2,129,264         1,560,659
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                  $1,548,229          $2,230,561        $1,836,096
=================================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 86 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                                    RIVERSOURCE VP - MID CAP GROWTH FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
INVESTMENT INCOME
Income:
Dividends                                                                     $ 3,242,024         $ 3,040,998       $   3,608,016
Interest                                                                           30,933             198,553             298,963
Income distributions from affiliated money market fund
   (Note 10)                                                                      813,787             420,840                  --
Fee income from securities lending (Note 6)                                       130,442              21,831              59,715
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                    4,217,186           3,682,222           3,966,694
---------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                              1,933,547           1,403,857           3,286,046
Distribution fee                                                                  420,873             290,864             636,199
Transfer agency fee                                                               202,012             139,610             228,311
Administrative services fees and expenses                                         197,643             136,195             315,127
Custodian fees                                                                     15,370              20,533              25,155
Compensation of board members                                                       5,357               6,092              10,464
Printing and postage                                                               31,600              38,600             132,220
Professional fees                                                                  17,302              17,406              24,000
Other                                                                              11,014               1,557               7,132
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                  2,834,718           2,054,714           4,664,654
   Earnings and bank fee credits on cash balances (Note 2)                             --                (878)             (2,103)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                              2,834,718           2,053,836           4,662,551
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                 1,382,468           1,628,386            (695,857)
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions (Note 3)                     42,895,573          19,889,194          57,781,721
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                       29,686,467          36,768,984        (134,694,999)
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                          72,582,040          56,658,178         (76,913,278)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                 $73,964,508         $58,286,564       $ (77,609,135)
=================================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  87

RiverSource Variable Portfolio Funds

                                                                                     RIVERSOURCE VP - MID CAP VALUE FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
INVESTMENT INCOME
Income:
Dividends                                                                     $ 5,633,160         $ 2,118,170        $  892,633
Interest                                                                           13,895              18,258           193,240
Income distributions from affiliated money market fund
   (Note 10)                                                                      294,826             135,804                --
   Less foreign taxes withheld                                                    (16,125)             (4,533)           (2,487)
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                    5,925,756           2,267,699         1,083,386
---------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                              1,600,911             706,423           376,310
Distribution fee                                                                  295,641             123,158            64,217
Transfer agency fee                                                               141,903              59,114            26,287
Administrative services fees and expenses                                         141,472              59,114            30,695
Custodian fees                                                                     53,200              66,275           192,302
Compensation of board members                                                       3,767               4,028             3,846
Printing and postage                                                               72,094               9,644            13,332
Licensing fees                                                                         --                  --                --
Professional fees                                                                  14,427              14,460            20,500
Other                                                                                 766              10,202            11,321
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                  2,324,181           1,052,418           738,810
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                                          --                  --          (169,570)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                2,324,181           1,052,418           569,240
   Earnings and bank fee credits on cash balances (Note 2)                             --                  --           (10,858)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                              2,324,181           1,052,418           558,382
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                 3,601,575           1,215,281           525,004
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                               8,920,172             216,882         1,871,650
   Foreign currency transactions                                                    1,477                (190)                3
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                         8,921,649             216,692         1,871,653
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                       56,486,179          21,273,477         3,607,327
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                          65,407,828          21,490,169         5,478,980
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                 $69,009,403         $22,705,450        $6,003,984
=================================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 88 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                                     RIVERSOURCE VP - S&P 500 INDEX FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
INVESTMENT INCOME
Income:
Dividends                                                                     $ 3,718,301         $ 2,335,998        $ 7,106,205
Interest                                                                               --              15,609            184,893
Income distributions from affiliated money market fund
   (Note 10)                                                                      147,907              71,076                 --
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                    3,866,208           2,422,683          7,291,098
---------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                438,142             275,378            952,722
Distribution fee                                                                  248,947             156,467            467,272
Transfer agency fee                                                               119,491              75,102            112,578
Administrative services fees and expenses                                         119,491              75,101            241,657
Custodian fees                                                                     21,390              17,400             49,910
Compensation of board members                                                       3,176               4,598              9,580
Printing and postage                                                               36,750               7,765             86,625
Licensing fees                                                                     14,560               9,600             37,620
Professional fees                                                                  13,450              14,748             20,500
Other                                                                              10,419               3,946             10,600
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                  1,025,816             640,105          1,989,064
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                                     (39,982)            (20,495)          (138,671)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  985,834             619,610          1,850,393
   Earnings and bank fee credits on cash balances (Note 2)                             --              (1,282)            (1,725)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                985,834             618,328          1,848,668
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                 2,880,374           1,804,355          5,442,430
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                               3,446,302           2,430,585            503,641
   Futures contracts                                                              326,217             388,567             98,928
   Reimbursement from affiliate (Note 2)                                               --                  --            216,040
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                         3,772,519           2,819,152            818,609
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                       19,186,010          28,958,806         24,008,898
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                          22,958,529          31,777,958         24,827,507
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                 $25,838,903         $33,582,313        $30,269,937
=================================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  89

RiverSource Variable Portfolio Funds

                                                                                     RIVERSOURCE VP - SELECT VALUE FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
INVESTMENT INCOME
Income:
Dividends                                                                      $  260,965          $  162,816        $  755,963
Interest                                                                               --               4,265           110,040
Income distributions from affiliated money market fund
   (Note 10)                                                                       29,514              19,090                --
   Less foreign taxes withheld                                                       (266)               (327)          (24,447)
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                      290,213             185,844           841,556
---------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                123,652              65,150           186,844
Distribution fee                                                                   19,380              11,278            32,221
Transfer agency fee                                                                 9,302               5,413             8,047
Administrative services fees and expenses                                           9,302               5,413            15,197
Custodian fees                                                                     77,405               3,043            20,130
Compensation of board members                                                         247               3,768             7,430
Printing and postage                                                                2,579               1,552             7,867
Professional fees                                                                  10,005              13,639            19,500
Other                                                                               4,492                 647             8,648
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                    256,364             109,903           305,884
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                                     (98,602)            (10,426)          (27,598)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                157,762              99,477           278,286
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                   132,451              86,367           563,270
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                               1,428,646           2,509,809           464,367
   Foreign currency transactions                                                      (39)                 28               146
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                         1,428,607           2,509,837           464,513
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                        1,656,603            (691,997)          588,316
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                           3,085,210           1,817,840         1,052,829
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                  $3,217,661          $1,904,207        $1,616,099
=================================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 90 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                            RIVERSOURCE VP - SHORT DURATION U.S. GOVERNMENT FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
INVESTMENT INCOME
Income:
Interest                                                                      $11,156,062          $7,115,828        $21,167,809
Income distributions from affiliated money market fund
   (Note 10)                                                                      155,915              66,423                 --
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                   11,311,977           7,182,251         21,167,809
---------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                              1,086,707             726,456          2,635,745
Distribution fee                                                                  283,000             189,183            605,679
Transfer agency fee                                                               135,835              90,805            147,668
Administrative services fees and expenses                                         158,477             105,941            347,525
Custodian fees                                                                     35,850              21,000             75,700
Compensation of board members                                                       3,626               5,040             10,163
Printing and postage                                                               41,025              12,375            130,065
Professional fees                                                                  14,684              15,801             22,000
Other                                                                               2,468               2,874             10,116
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                  1,761,672           1,169,475          3,984,661
   Earnings and bank fee credits on cash balances (Note 2)                             --                (600)            (3,400)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                              1,761,672           1,168,875          3,981,261
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                 9,550,305           6,013,376         17,186,548
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                                (549,430)            731,036         (4,443,647)
   Futures contracts                                                              849,224            (545,229)          (175,211)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                           299,794             185,807         (4,618,858)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                       (2,140,578)            925,784           (292,799)
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                          (1,840,784)          1,111,591         (4,911,657)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                 $ 7,709,521          $7,124,967        $12,274,891
=================================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  91

RiverSource Variable Portfolio Funds

                                                                                  RIVERSOURCE VP - SMALL CAP ADVANTAGE FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
INVESTMENT INCOME
Income:
Dividends                                                                     $ 1,364,437         $   892,516       $  2,266,698
Interest                                                                           15,650              15,120            125,725
Income distributions from affiliated money market fund
   (Note 10)                                                                       39,621              27,411                 --
Fee income from securities lending (Note 6)                                        17,398              12,686             37,231
   Less foreign taxes withheld                                                       (441)               (882)            (1,616)
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                    1,436,665             946,851          2,428,038
---------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                745,531             518,341          1,726,941
Distribution fee                                                                  133,647              90,523            292,753
Transfer agency fee                                                                64,148              43,450             70,635
Administrative services fees and expenses                                          85,534              57,935            190,322
Custodian fees                                                                     28,405              38,700             93,869
Compensation of board members                                                       1,698               4,359              9,130
Printing and postage                                                                8,380              13,311             53,150
Professional fees                                                                  11,659              14,231             20,000
Other                                                                               3,019               3,447             15,541
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                  1,082,021             784,297          2,472,341
   Earnings and bank fee credits on cash balances (Note 2)                             --                  --               (350)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                              1,082,021             784,297          2,471,991
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                   354,644             162,554            (43,953)
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                              15,370,682           9,593,410         27,954,706
   Futures contracts                                                                   --              20,096            (21,863)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                        15,370,682           9,613,506         27,932,843
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                       (2,147,024)          7,437,971        (17,484,891)
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                          13,223,658          17,051,477         10,447,952
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                 $13,578,302         $17,214,031       $ 10,403,999
=================================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 92 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                                    RIVERSOURCE VP - SMALL CAP VALUE FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
INVESTMENT INCOME
Income:
Dividends                                                                     $ 3,921,340         $ 2,282,918        $ 5,518,622
Interest                                                                           23,669              49,516          2,879,398
Income distributions from affiliated money market fund
   (Note 10)                                                                    1,759,960             931,993                 --
Fee income from securities lending (Note 6)                                       224,656              72,824             41,806
   Less foreign taxes withheld                                                    (11,388)             (8,436)           (19,685)
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                    5,918,237           3,328,815          8,420,141
---------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                              3,373,036           1,916,016          4,896,261
Distribution fee                                                                  414,931             239,741            635,371
Transfer agency fee                                                               199,160             115,072            167,723
Administrative services fees and expenses                                         261,423             152,063            419,119
Custodian fees                                                                     19,500              72,000            232,090
Compensation of board members                                                       5,287               5,417             10,246
Printing and postage                                                               68,170               9,890            117,620
Professional fees                                                                  15,761              14,996             20,500
Other                                                                              13,136              14,032             10,090
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                  4,370,404           2,539,227          6,509,020
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                                    (161,252)           (128,641)          (188,431)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                              4,209,152           2,410,586          6,320,589
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                 1,709,085             918,229          2,099,552
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                              32,127,529          17,563,027         61,012,764
   Foreign currency transactions                                                       --              12,896                 (1)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                        32,127,529          17,575,923         61,012,763
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                        8,599,209          37,232,926         (7,054,058)
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                          40,726,738          54,808,849         53,958,705
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                 $42,435,823         $55,727,078        $56,058,257
=================================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  93

STATEMENTS OF CHANGES IN NET ASSETS
RiverSource Variable Portfolio Funds

                                                                                       RIVERSOURCE VP - BALANCED FUND
                                                                           SIX MONTHS ENDED      PERIOD ENDED        YEAR ENDED
                                                                            JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                             (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                             $   25,395,466      $   16,440,039     $   59,260,355
Net realized gain (loss) on investments                                         68,132,285          50,912,281        135,574,586
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                                            (8,352,743)         86,221,470        (29,065,213)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                   85,175,008         153,573,790        165,769,728
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                       (28,739,284)        (12,783,193)       (58,821,263)
   Net realized gain                                                           (42,964,037)       (114,232,567)       (70,774,753)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (71,703,321)       (127,015,760)      (129,596,016)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                             20,412,004          11,786,573         24,249,895
Reinvestment of distributions at net asset value                                71,703,321         140,084,455        131,268,246
Payments for redemptions                                                      (219,100,265)       (154,122,329)      (582,529,038)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                               (126,984,940)         (2,251,301)      (427,010,897)
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                       (113,513,253)         24,306,729       (390,837,185)
Net assets at beginning of period                                            2,070,795,869       2,046,489,140      2,437,326,325
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                 $1,957,282,616      $2,070,795,869     $2,046,489,140
=================================================================================================================================
Undistributed (excess of distributions over) net
   investment income                                                        $      208,190      $    3,552,008     $     (236,516)
---------------------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                                                    RIVERSOURCE VP - CASH MANAGEMENT FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                              $   26,325,320      $   15,787,190     $  30,181,937
Net realized gain (loss) on investments                                              (1,337)              1,627              (798)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                    26,323,983          15,788,817        30,181,139
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                        (26,325,320)        (15,787,190)      (30,181,937)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                             294,514,527         167,038,584       546,130,014
Reinvestment of distributions at net asset value                                 29,943,445          15,952,725        28,008,968
Payments for redemptions                                                       (191,808,461)       (126,563,119)     (262,906,070)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                                 132,649,511          56,428,190       311,232,912
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                         132,648,174          56,429,817       311,232,114
Net assets at beginning of period                                             1,055,267,058         998,837,241       687,605,127
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                  $1,187,915,232      $1,055,267,058     $ 998,837,241
=================================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 94 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                                       RIVERSOURCE VP - CORE BOND FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                               $ 1,612,343         $   897,191       $  2,392,742
Net realized gain (loss) on investments                                          (404,594)            387,240           (948,839)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                         (680,461)           (139,404)          (522,771)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                     527,288           1,145,027            921,132
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                       (1,615,737)           (904,887)        (2,410,884)
   Net realized gain                                                                   --                  --           (122,686)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (1,615,737)           (904,887)        (2,533,570)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                            17,178,487           9,253,741         27,670,096
Reinvestment of distributions at net asset value                                1,816,005             919,732          2,463,965
Payments for redemptions                                                       (4,754,179)         (7,068,430)       (23,763,653)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                                14,240,313           3,105,043          6,370,408
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        13,151,864           3,345,183          4,757,970
Net assets at beginning of period                                              66,042,944          62,697,761         57,939,791
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                   $79,194,808         $66,042,944       $ 62,697,761
=================================================================================================================================
Undistributed net investment income                                           $     5,242         $     8,636       $        345
---------------------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                                                   RIVERSOURCE VP - DIVERSIFIED BOND FUND
                                                                           SIX MONTHS ENDED      PERIOD ENDED        YEAR ENDED
                                                                            JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                             (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                             $   72,388,132      $   38,012,688     $   81,114,674
Net realized gain (loss) on investments                                        (14,799,028)         24,281,986        (27,350,065)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                                           (31,878,197)         (4,617,556)       (15,056,707)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                   25,710,907          57,677,118         38,707,902
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                       (72,472,362)        (38,353,400)       (81,269,698)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                            749,731,131         431,618,712        683,564,631
Reinvestment of distributions at net asset value                                81,907,990          37,071,891         78,244,071
Payments for redemptions                                                      (102,571,201)        (68,416,103)      (218,296,083)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                                729,067,920         400,274,500        543,512,619
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        682,306,465         419,598,218        500,950,823
Net assets at beginning of period                                            2,744,818,964       2,325,220,746      1,824,269,923
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                 $3,427,125,429      $2,744,818,964     $2,325,220,746
=================================================================================================================================
Undistributed (excess of distributions over) net
   investment income                                                        $      265,389      $      349,619     $      (52,767)
---------------------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  95

RiverSource Variable Portfolio Funds

                                                                              RIVERSOURCE VP - DIVERSIFIED EQUITY INCOME FUND
                                                                           SIX MONTHS ENDED      PERIOD ENDED        YEAR ENDED
                                                                            JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                             (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                             $   29,026,708      $   14,411,516     $   36,705,321
Net realized gain (loss) on investments                                        145,742,014          26,714,189        208,910,959
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                                           249,416,272         242,752,342         53,554,454
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                  424,184,994         283,878,047        299,170,734
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                       (32,648,977)        (10,731,641)       (36,257,011)
   Net realized gain                                                           (38,982,993)       (196,331,636)       (72,944,061)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (71,631,970)       (207,063,277)      (109,201,072)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                            380,855,899         321,817,764        979,162,771
Reinvestment of distributions at net asset value                                71,631,970         217,051,599        105,737,678
Payments for redemptions                                                      (164,059,652)        (46,282,984)       (77,265,424)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                                288,428,217         492,586,379      1,007,635,025
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        640,981,241         569,401,149      1,197,604,687
Net assets at beginning of period                                            3,446,087,033       2,876,685,884      1,679,081,197
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                 $4,087,068,274      $3,446,087,033     $2,876,685,884
=================================================================================================================================
Undistributed (excess of distributions over) net
   investment income                                                        $      (80,093)     $    3,542,176     $     (153,938)
---------------------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                                                   RIVERSOURCE VP - EMERGING MARKETS FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                               $  2,884,913        $   (555,606)     $  2,321,853
Net realized gain (loss) on investments                                         52,124,255          34,522,376        56,057,002
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                        30,961,805          55,618,639        15,075,906
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                   85,970,973          89,585,409        73,454,761
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                        (2,105,377)                 --        (1,549,963)
   Net realized gain                                                           (32,874,601)        (59,114,993)      (12,706,732)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (34,979,978)        (59,114,993)      (14,256,695)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                             95,063,536          48,109,995       219,084,079
Reinvestment of distributions at net asset value                                34,979,978          59,836,290        13,767,635
Payments for redemptions                                                       (43,458,246)        (17,855,029)      (56,934,726)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                                 86,585,268          90,091,256       175,916,988
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        137,576,263         120,561,672       235,115,054
Net assets at beginning of period                                              547,637,610         427,075,938       191,960,884
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                   $685,213,873        $547,637,610      $427,075,938
=================================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                                     $    642,399        $   (137,137)     $       (104)
---------------------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 96 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                                 RIVERSOURCE VP - FUNDAMENTAL VALUE FUND
                                                                         SIX MONTHS ENDED      PERIOD ENDED         YEAR ENDED
                                                                          JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006(B)
                                                                           (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                            $  2,820,983        $    849,838        $    358,659
Net realized gain (loss) on investments                                       1,793,745             371,461              54,527
Net change in unrealized appreciation (depreciation) on
   investments and on translation of
   assets and liabilities in foreign currencies                              27,497,823          26,525,481           3,938,541
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                32,112,551          27,746,780           4,351,727
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                     (2,816,238)           (851,138)           (298,866)
   Net realized gain                                                                 --            (493,817)                 --
   Tax return of capital                                                             --            (169,045)                 --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (2,816,238)         (1,514,000)           (298,866)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                         217,669,308         138,433,669         228,064,714
Reinvestment of distributions at net asset value                              2,816,238           1,793,853              19,013
Payments for redemptions                                                     (6,767,982)         (1,297,466)         (2,440,614)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                             213,717,564         138,930,056         225,643,113
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                     243,013,877         165,162,836         229,695,974
Net assets at beginning of period (Note 1)                                  396,870,186         231,707,350           2,011,376(c)
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                $639,884,063        $396,870,186        $231,707,350
=================================================================================================================================
Undistributed net investment income                                        $      4,745        $         --        $      8,006
---------------------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(b) For the period from May 1, 2006 (date the Fund became available) to Aug. 31, 2006.
(c) Initial capital of $1,999,909 was contributed on April 25, 2006. The Fund had an increase in net assets resulting from operations of $11,467 during the period from April 25, 2006 to May 1, 2006 (date the Fund became available).

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                                                      RIVERSOURCE VP - GLOBAL BOND FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                               $ 13,833,385        $  7,773,986      $ 17,366,196
Net realized gain (loss) on investments                                         (1,817,348)          1,740,737        (1,168,509)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                        (6,306,436)          6,466,660        (5,952,008)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                    5,709,601          15,981,383        10,245,679
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                       (13,768,275)         (7,832,430)      (18,091,431)
   Net realized gain                                                                    --                  --        (2,563,332)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (13,768,275)         (7,832,430)      (20,654,763)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                            185,962,062          95,843,642       173,048,742
Reinvestment of distributions at net asset value                                15,074,305           7,860,471        20,444,404
Payments for redemptions                                                       (31,269,200)        (22,468,463)      (65,938,591)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                                169,767,167          81,235,650       127,554,555
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        161,708,493          89,384,603       117,145,471
Net assets at beginning of period                                              781,822,390         692,437,787       575,292,316
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                   $943,530,883        $781,822,390      $692,437,787
=================================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  97

RiverSource Variable Portfolio Funds

                                                                      RIVERSOURCE VP - GLOBAL INFLATION PROTECTED SECURITIES FUND
                                                                      SIX MONTHS ENDED         PERIOD ENDED          YEAR ENDED
                                                                        JUNE 30, 2007        DEC. 31, 2006(A)      AUG. 31, 2006
                                                                         (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                         $ 18,781,647           $  1,755,441         $ 10,765,394
Net realized gain (loss) on investments                                   (4,992,519)            (6,575,653)          (8,658,497)
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                                     (16,067,143)             1,783,356            7,996,039
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                             (2,278,015)            (3,036,856)          10,102,936
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                  (5,500,000)           (12,794,329)          (5,620,360)
   Net realized gain                                                              --                (20,316)            (300,000)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (5,500,000)           (12,814,645)          (5,920,360)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                      269,725,374            186,134,405          344,618,188
Reinvestment of distributions at net asset value                           5,500,000             12,814,645            6,150,441
Payments for redemptions                                                 (12,190,533)            (4,556,010)         (68,198,235)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                          263,034,841            194,393,040          282,570,394
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                  255,256,826            178,541,539          286,752,970
Net assets at beginning of period                                        581,691,472            403,149,933          116,396,963
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                             $836,948,298           $581,691,472         $403,149,933
=================================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                                                        RIVERSOURCE VP - GROWTH FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                               $  4,976,453        $  1,214,668      $   6,180,127
Net realized gain (loss) on investments                                         38,835,314          (6,757,887)        33,570,953
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                        (7,049,369)         55,051,567        (20,509,288)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                   36,762,398          49,508,348         19,241,792
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                        (5,761,764)           (433,302)        (6,205,001)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                             30,402,557          12,990,391        340,599,317
Reinvestment of distributions at net asset value                                 5,761,763           1,698,705          5,106,809
Payments for redemptions                                                       (40,622,198)        (35,554,412)      (139,123,483)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                                 (4,457,878)        (20,865,316)       206,582,643
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                         26,542,756          28,209,730        219,619,434
Net assets at beginning of period                                              639,730,289         611,520,559        391,901,125
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                   $666,273,045        $639,730,289      $ 611,520,559
=================================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                                     $      6,968        $    792,279      $          (1)
---------------------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 98 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                                   RIVERSOURCE VP - HIGH YIELD BOND FUND
                                                                           SIX MONTHS ENDED      PERIOD ENDED        YEAR ENDED
                                                                            JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                             (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                             $   43,138,003      $   29,048,892     $   86,625,275
Net realized gain (loss) on investments                                         17,559,443           4,636,729          1,041,488
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                                           (20,557,107)         30,113,325        (19,241,545)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                   40,140,339          63,798,946         68,425,218
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                       (43,072,343)        (32,472,664)       (84,302,446)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                             57,533,977          31,504,551        108,481,722
Reinvestment of distributions at net asset value                                50,596,933          31,619,562         84,408,337
Payments for redemptions                                                      (106,172,996)        (70,361,695)      (231,902,028)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                                  1,957,914          (7,237,582)       (39,011,969)
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                           (974,090)         24,088,700        (54,889,197)
Net assets at beginning of period                                            1,215,674,868       1,191,586,168      1,246,475,365
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                 $1,214,700,778      $1,215,674,868     $1,191,586,168
=================================================================================================================================
Undistributed net investment income                                         $    1,724,611      $    1,658,951     $    6,391,280
---------------------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                                                 RIVERSOURCE VP - INCOME OPPORTUNITIES FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                               $ 17,272,465        $  7,336,085      $  6,741,235
Net realized gain (loss) on investments                                          3,361,678           1,457,589          (259,128)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                       (10,857,816)          6,365,184        (1,116,480)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                    9,776,327          15,158,858         5,365,627
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                       (17,225,738)         (7,335,970)       (6,749,350)
   Net realized gain                                                            (1,242,475)            (31,000)         (260,728)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (18,468,213)         (7,366,970)       (7,010,078)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                            211,010,893         139,352,580       219,849,955
Reinvestment of distributions at net asset value                                20,555,705           6,430,587         5,943,278
Payments for redemptions                                                        (6,167,715)         (2,747,604)      (10,078,764)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                                225,398,883         143,035,563       215,714,469
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        216,706,997         150,827,451       214,070,018
Net assets at beginning of period                                              409,460,346         258,632,895        44,562,877
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                   $626,167,343        $409,460,346      $258,632,895
=================================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                                     $     46,727        $         --      $       (115)
---------------------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  99

RiverSource Variable Portfolio Funds

                                                                              RIVERSOURCE VP - INTERNATIONAL OPPORTUNITY FUND
                                                                           SIX MONTHS ENDED      PERIOD ENDED        YEAR ENDED
                                                                            JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                             (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                             $   10,125,480      $    2,313,479     $   13,096,688
Net realized gain (loss) on investments                                        114,106,846          63,359,895        197,349,235
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                                              (464,517)         41,009,369         57,942,017
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                  123,767,809         106,682,743        268,387,940
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                       (10,152,928)        (10,550,737)       (18,190,610)
   Tax return of capital                                                                --            (550,893)                --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (10,152,928)        (11,101,630)       (18,190,610)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                             13,981,796          12,823,084         36,872,876
Reinvestment of distributions at net asset value                                10,152,928          13,036,623         19,471,353
Payments for redemptions                                                      (145,775,799)        (76,952,544)      (224,639,217)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                               (121,641,075)        (51,092,837)      (168,294,988)
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                         (8,026,194)         44,488,276         81,902,342
Net assets at beginning of period                                            1,310,729,039       1,266,240,763      1,184,338,421
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                 $1,302,702,845      $1,310,729,039     $1,266,240,763
=================================================================================================================================
Undistributed (excess of distributions over) net
   investment income                                                        $   (3,240,049)     $   (3,212,601)    $    3,023,480
---------------------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                                                   RIVERSOURCE VP - LARGE CAP EQUITY FUND
                                                                           SIX MONTHS ENDED      PERIOD ENDED        YEAR ENDED
                                                                            JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                             (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                             $   25,973,921      $   14,245,827     $   41,561,732
Net realized gain (loss) on investments                                        206,588,126          71,043,008        222,184,020
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                                           (12,352,349)        257,357,774        (90,675,460)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                  220,209,698         342,646,609        173,070,292
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                       (29,773,441)         (9,238,610)       (41,430,783)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                             10,217,293           4,467,676        142,011,461
Fund merger (Note 12)                                                                  N/A                 N/A      1,796,173,392
Reinvestment of distributions at net asset value                                29,773,440          20,150,261         36,474,860
Payments for redemptions                                                      (461,650,205)       (353,589,722)      (883,733,698)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                               (421,659,472)       (328,971,785)     1,090,926,015
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                       (231,223,215)          4,436,214      1,222,565,524
Net assets at beginning of period                                            3,737,379,428       3,732,943,214      2,510,377,690
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                 $3,506,156,213      $3,737,379,428     $3,732,943,214
=================================================================================================================================
Undistributed (excess of distributions over) net
   investment income                                                        $      248,636      $    4,048,156     $   (1,037,776)
---------------------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 100 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                                    RIVERSOURCE VP - LARGE CAP VALUE FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                               $   171,140         $   101,297        $   275,437
Net realized gain (loss) on investments                                           988,849             312,976            907,974
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                          388,240           1,816,288            652,685
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                   1,548,229           2,230,561          1,836,096
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                         (174,936)            (93,000)          (272,854)
   Net realized gain                                                              (99,408)         (1,171,000)          (384,490)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                              (274,344)         (1,264,000)          (657,344)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                             4,151,974           3,146,898          6,343,011
Reinvestment of distributions at net asset value                                  274,344           1,330,100            640,197
Payments for redemptions                                                       (3,898,303)           (794,645)        (2,270,395)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                                   528,015           3,682,353          4,712,813
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                         1,801,900           4,648,914          5,891,565
Net assets at beginning of period                                              25,361,099          20,712,185         14,820,620
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                   $27,162,999         $25,361,099        $20,712,185
=================================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                                     $       (85)        $     3,711        $    (2,762)
---------------------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                                                    RIVERSOURCE VP - MID CAP GROWTH FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                              $   1,382,468        $  1,628,386      $    (695,857)
Net realized gain (loss) on investments                                         42,895,573          19,889,194         57,781,721
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                        29,686,467          36,768,984       (134,694,999)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                   73,964,508          58,286,564        (77,609,135)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                          (364,145)         (1,596,565)                --
   Net realized gain                                                            (6,582,833)        (26,857,455)       (20,773,397)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                             (6,946,978)        (28,454,020)       (20,773,397)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                              3,256,758           2,340,116         23,445,984
Fund merger (Note 12)                                                                  N/A                 N/A        636,833,949
Reinvestment of distributions at net asset value                                 6,946,978          28,454,020         20,773,397
Payments for redemptions                                                      (114,000,129)        (79,739,127)      (128,972,794)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                               (103,796,393)        (48,944,991)       552,080,536
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        (36,778,863)        (19,112,447)       453,698,004
Net assets at beginning of period                                              689,790,123         708,902,570        255,204,566
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                  $ 653,011,260        $689,790,123      $ 708,902,570
=================================================================================================================================
Undistributed net investment income                                          $   1,050,144        $     31,821      $          --
---------------------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  101

RiverSource Variable Portfolio Funds

                                                                                     RIVERSOURCE VP - MID CAP VALUE FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                               $  3,601,575        $  1,215,281      $    525,004
Net realized gain (loss) on investments                                          8,921,649             216,692         1,871,653
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                        56,486,179          21,273,477         3,607,327
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                   69,009,403          22,705,450         6,003,984
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                        (1,950,178)         (1,154,000)         (525,371)
   Net realized gain                                                              (224,059)         (3,412,000)          (42,000)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                             (2,174,237)         (4,566,000)         (567,371)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                            149,413,708         122,106,187       218,979,676
Reinvestment of distributions at net asset value                                 2,174,237           4,912,322           228,962
Payments for redemptions                                                       (16,542,854)         (3,096,371)       (3,349,899)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                                135,045,091         123,922,138       215,858,739
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        201,880,257         142,061,588       221,295,352
Net assets at beginning of period                                              370,472,775         228,411,187         7,115,835
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                   $572,353,032        $370,472,775      $228,411,187
=================================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                                     $  1,562,104        $    (89,293)     $    (33,276)
---------------------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                                                     RIVERSOURCE VP - S&P 500 INDEX FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                               $  2,880,374        $  1,804,355      $  5,442,430
Net realized gain (loss) on investments                                          3,772,519           2,819,152           818,609
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                        19,186,010          28,958,806        24,008,898
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                   25,838,903          33,582,313        30,269,937
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                        (3,338,958)         (1,326,916)       (5,486,997)
   Net realized gain                                                            (2,963,014)         (1,706,881)         (924,016)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                             (6,301,972)         (3,033,797)       (6,411,013)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                             14,247,176           6,705,610        26,099,085
Reinvestment of distributions at net asset value                                 6,301,972           4,459,508         6,325,687
Payments for redemptions                                                       (25,748,491)        (16,647,916)      (56,849,784)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                                 (5,199,343)         (5,482,798)      (24,425,012)
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                         14,337,588          25,065,718          (566,088)
Net assets at beginning of period                                              391,850,253         366,784,535       367,350,623
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                   $406,187,841        $391,850,253      $366,784,535
=================================================================================================================================
Undistributed net investment income                                           $     89,981        $    548,565      $    106,305
---------------------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 102 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                                     RIVERSOURCE VP - SELECT VALUE FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                               $   132,451         $    86,367        $   563,270
Net realized gain (loss) on investments                                         1,428,607           2,509,837            464,513
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                        1,656,603            (691,997)           588,316
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                   3,217,661           1,904,207          1,616,099
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                         (165,883)            (73,000)          (560,309)
   Net realized gain                                                             (274,426)         (2,629,000)          (381,000)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                              (440,309)         (2,702,000)          (941,309)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                             4,862,854           1,566,722          5,315,492
Reinvestment of distributions at net asset value                                  440,309           2,743,998            915,187
Payments for redemptions                                                       (3,553,842)         (1,615,639)        (3,796,870)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                                 1,749,321           2,695,081          2,433,809
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                         4,526,673           1,897,288          3,108,599
Net assets at beginning of period                                              28,479,124          26,581,836         23,473,237
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                   $33,005,797         $28,479,124        $26,581,836
=================================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                                     $   (19,642)        $    13,790        $       395
---------------------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                                            RIVERSOURCE VP - SHORT DURATION U.S. GOVERNMENT FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                               $  9,550,305        $  6,013,376      $  17,186,548
Net realized gain (loss) on investments                                            299,794             185,807         (4,618,858)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                        (2,140,578)            925,784           (292,799)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                    7,709,521           7,124,967         12,274,891
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                        (9,556,602)         (6,034,508)       (17,299,564)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                             27,539,051          15,800,741         68,741,323
Reinvestment of distributions at net asset value                                10,899,859           6,230,452         16,861,634
Payments for redemptions                                                       (41,475,846)        (29,031,356)      (102,138,539)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                                 (3,036,936)         (7,000,163)       (16,535,582)
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                         (4,884,017)         (5,909,704)       (21,560,255)
Net assets at beginning of period                                              457,013,631         462,923,335        484,483,590
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                   $452,129,614        $457,013,631      $ 462,923,335
=================================================================================================================================

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  103

RiverSource Variable Portfolio Funds

                                                                                  RIVERSOURCE VP - SMALL CAP ADVANTAGE FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                               $    354,644        $    162,554      $    (43,953)
Net realized gain (loss) on investments                                         15,370,682           9,613,506        27,932,843
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                        (2,147,024)          7,437,971       (17,484,891)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                   13,578,302          17,214,031        10,403,999
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                          (229,434)            (88,124)               --
   Net realized gain                                                            (9,383,721)        (28,180,273)      (29,405,160)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                             (9,613,155)        (28,268,397)      (29,405,160)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                              2,755,329           2,034,365         8,328,492
Reinvestment of distributions at net asset value                                 9,613,155          28,268,396        29,405,160
Payments for redemptions                                                       (28,386,485)        (17,479,186)      (36,148,584)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                                (16,018,001)         12,823,575         1,585,068
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        (12,052,854)          1,769,209       (17,416,093)
Net assets at beginning of period                                              219,798,672         218,029,463       235,445,556
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                   $207,745,818        $219,798,672      $218,029,463
=================================================================================================================================
Undistributed net investment income                                           $    127,550        $      2,340      $     41,443
---------------------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                                                    RIVERSOURCE VP - SMALL CAP VALUE FUND
                                                                            SIX MONTHS ENDED      PERIOD ENDED       YEAR ENDED
                                                                             JUNE 30, 2007      DEC. 31, 2006(A)    AUG. 31, 2006
                                                                              (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                               $  1,709,085        $    918,229      $  2,099,552
Net realized gain (loss) on investments                                         32,127,529          17,575,923        61,012,763
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                         8,599,209          37,232,926        (7,054,058)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                   42,435,823          55,727,078        56,058,257
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                        (2,580,963)           (780,445)       (2,249,308)
   Net realized gain                                                           (17,620,861)        (60,479,614)      (31,668,050)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (20,201,824)        (61,260,059)      (33,917,358)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales                                                            103,213,183          43,367,594       140,632,418
Reinvestment of distributions at net asset value                                20,201,824          61,717,079        33,460,338
Payments for redemptions                                                       (35,438,960)        (29,686,872)      (59,579,246)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                                 87,976,047          75,397,801       114,513,510
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        110,210,046          69,864,820       136,654,409
Net assets at beginning of period                                              618,628,695         548,763,875       412,109,466
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                   $728,838,741        $618,628,695      $548,763,875
=================================================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                                     $   (534,317)       $    337,561      $    183,446
---------------------------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 104 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

RiverSource Variable Portfolio Funds

(Unaudited as to June 30, 2007)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Each Fund is registered under the Investment Company Act of 1940 (as amended) (the 1940 Act) as a diversified, (non-diversified for RiverSource VP - Global Bond Fund and RiverSource VP - Global Inflation Protected Securities Fund) open-end management investment company. Each Fund has 10 billion authorized shares of capital stock.

RiverSource VP - Fundamental Value Fund became available on May 1, 2006. On April 25, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) purchased 199,991 shares of capital stock at $10 per share, which represented the initial capital in the Fund.

The primary investments of each Fund are as follows:

    RiverSource VP -  Balanced Fund invests primarily in a combination of common and preferred stocks, bonds and other debt securities.

    RiverSource VP -  Cash Management Fund invests primarily in money market instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit and commercial paper, including asset-backed commercial paper.

    RiverSource VP -  Core Bond Fund invests primarily in securities like those included in the Lehman Brothers Aggregate Bond Index (the
                      "Index"), which are investment grade and denominated in U.S.
                      dollars. The Index includes securities issued by the U.S.
                      government, corporate bonds and mortgage- and asset-backed securities.

    RiverSource VP -  Diversified Bond Fund invests primarily in bonds and other debt securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities.

    RiverSource VP -  Diversified Equity Income Fund invests primarily in dividend-paying common and preferred stocks.

    RiverSource VP -  Emerging Markets Fund invests primarily in equity securities of companies in emerging market countries.

    RiverSource VP -  Fundamental Value Fund invests primarily in equity securities of U.S. companies.

    RiverSource VP -  Global Bond Fund invests primarily in debt obligations securities of U.S. and foreign issuers.

    RiverSource VP -  Global Inflation Protected Securities Fund invests primarily in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by U.S. and foreign governments, their agencies or instrumentalities, and corporations.

    RiverSource VP -  Growth Fund invests primarily in common stocks and securities convertible into common stocks that appear to offer growth opportunities.

    RiverSource VP -  High Yield Bond Fund invests primarily in high-yielding, high risk corporate bonds (junk bonds) issued by U.S. and foreign companies and governments.

    RiverSource VP -  Income Opportunities Fund invests primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market.

    RiverSource VP -  International Opportunity Fund invests primarily in equity securities of foreign issuers that are believed to offer strong growth potential.

    RiverSource VP -  Large Cap Equity Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase.

    RiverSource VP -  Large Cap Value Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion.

    RiverSource VP -  Mid Cap Growth Fund invests primarily in common stocks of mid-capitalization companies.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  105

    RiverSource VP -  Mid Cap Value Fund invests primarily in equity securities of mid-capitalization companies.

    RiverSource VP -  S&P 500 Index Fund invests primarily in common stocks included in the Standard & Poor 500 Composite Stock Price
                      Index (S&P 500).

    RiverSource VP -  Select Value Fund invests primarily in equity securities of mid cap companies as well as companies with larger and smaller market capitalizations.

    RiverSource VP -  Short Duration U.S. Government Fund invests primarily in debt securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities.

    RiverSource VP -  Small Cap Advantage Fund invests primarily in equity securities of small capitalization companies.

    RiverSource VP -  Small Cap Value Fund invests primarily in equity securities of small capitalization companies.

You may not buy (nor will you own) shares of each Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in each Fund.

Each Fund's significant accounting policies are summarized as follows:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities in all Funds, except RiverSource VP - Cash Management Fund, maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates; those maturing in 60 days or less are valued at amortized cost. Pursuant to Rule 2a-7 of the 1940 Act, all securities in RiverSource VP - Cash Management Fund are valued daily at amortized cost, which approximates market value in order to maintain a constant net asset value of $1 per share.

ILLIQUID SECURITIES
At June 30, 2007, investments in securities for RiverSource VP - Balanced Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Emerging Markets Fund, RiverSource VP - Growth Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - Income Opportunities Fund, RiverSource VP - International Opportunity Fund, RiverSource VP - Large Cap Equity Fund, RiverSource VP - Large Cap Value Fund and RiverSource VP - Small Cap Value Fund included issues that are illiquid which as of June 30, 2007, the Funds limited to 10% of net assets, at market value, at the time of purchase. Effective July 12, 2007, no more than 15% of the Fund's net assets will be held in securities and other instruments that are illiquid. The aggregate value of such securities at June 30, 2007, was $5,182,600, $2,290,874, $7,023,279, $7,949,140, $9,245,176, $2,131,500,
$764,724, $17,687,245, $78,868 and $690,615 representing 0.26%, 0.07%, 1.02%,
1.19%, 0.76%, 0.34%, 0.06%, 0.50%, 0.29% and 0.09% of net assets for RiverSource
VP - Balanced Fund, RiverSource VP - Diversified Bond Fund, RiverSource
VP - Emerging Markets Fund, RiverSource VP - Growth Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - Income Opportunities Fund, RiverSource
VP - International Opportunity Fund, RiverSource VP - Large Cap Equity Fund, RiverSource VP - Large Cap Value Fund and RiverSource VP - Small Cap Value Fund, respectively. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to board

--------------------------------------------------------------------------------

 106 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS AND UNFUNDED LOAN COMMITMENTS Delivery and payment for securities that have been purchased by the Funds on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect each Fund's net assets the same as owned securities. The Funds designate cash or liquid securities at least equal to the amount of its forward-commitments. At June 30, 2007, the outstanding forward-commitments for the Funds are as follows:

                                                                WHEN-ISSUED                    OTHER
FUND                                                             SECURITIES             FORWARD-COMMITMENTS
-----------------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                  $ 74,829,618                $ 3,117,065
RiverSource VP - Core Bond Fund                                   13,921,705                  1,837,847
RiverSource VP - Diversified Bond Fund                           463,035,907                 43,041,586
RiverSource VP - Global Bond Fund                                  4,567,414                  4,275,148
RiverSource VP - High Yield Bond Fund                             30,194,515                  4,689,650
RiverSource VP - Income Opportunities Fund                        12,539,904                         --
RiverSource VP - Short Duration U.S. Government Fund              50,596,483                  2,017,668
-----------------------------------------------------------------------------------------------------------

The Funds may enter into certain credit agreements all or a portion of which may be unfunded. The Funds are obligated to fund these loan commitments at the borrower's discretion. These commitments are disclosed in the accompanying "Investments in securities." At June 30, 2007, RiverSource VP - Balanced Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Global Bond Fund, RiverSource VP - High Yield Bond Fund and RiverSource VP - Income Opportunities Fund have entered into unfunded loan commitments of $438,716, $2,000,619, $515,792, $2,589,593 and $1,170,068, respectively.

Certain Funds may also enter into transactions to sell purchase commitments to third parties at current market values and concurrently acquire other purchase commitments for similar securities at later dates. As an inducement for these Funds to "roll over" their purchase commitments, these Funds receive negotiated amounts in the form of reductions of the purchase price of the commitment.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Funds, except RiverSource VP - Cash Management Fund, may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Funds to secure certain over-the-counter options trades. Cash collateral held by the Funds for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Funds also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Funds, except RiverSource VP - Cash Management Fund, may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Funds also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  107

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At June 30, 2007, foreign currency holdings for RiverSource VP - Balanced Fund were entirely comprised of European monetary units, foreign currency holdings for RiverSource VP - Diversified Bond Fund consisted of European monetary units and British pounds, foreign currency holdings for RiverSource VP - Emerging Markets Fund, RiverSource
VP - Fundamental Value Fund and RiverSource VP - Global Bond Fund consisted of multiple denominations, foreign currency holdings for RiverSource VP - Global Inflation Protected Securities Fund were entirely comprised of British pounds, foreign currency holdings for RiverSource VP - Growth Fund consisted of multiple denominations, primarily Hong Kong dollars, foreign currency holdings for RiverSource VP - International Opportunity Fund consisted of multiple denominations, primarily British pounds and Japanese yen, foreign currency holdings for RiverSource VP - Large Cap Equity Fund consisted of multiple denominations, primarily Hong Kong dollars and European monetary units and foreign currency holdings for RiverSource VP - Select Value Fund were entirely comprised of British pounds.

The Funds, except RiverSource VP - Cash Management Fund, may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete its contract obligations.

FORWARD SALE COMMITMENTS
Certain Funds may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

TOTAL RETURN EQUITY SWAP TRANSACTIONS
Certain Funds may enter into swap agreements to earn the total return on a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Under the terms of a total return equity swap agreement, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate.

The notional amounts of swap contracts are not recorded in the financial statements. Swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk associated with the investment in the underlying securities and also the risk of the counterparty not fulfilling its obligations under the agreement.

CMBS TOTAL RETURN SWAP TRANSACTIONS
Certain Funds may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of collateralized mortgage-backed securities. Under the terms of the swaps, the Fund either receives or pays the total return on a

--------------------------------------------------------------------------------

 108 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Funds.

GUARANTEES AND INDEMNIFICATIONS
Under each Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund's contracts with its service providers contain general indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
Each Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the subaccounts. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, the timing and amount of market discount recognized as ordinary income, foreign tax credits and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as "excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) are recorded by the Funds.

RECENT ACCOUNTING PRONOUNCEMENTS
On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 has been adopted by the Funds and there is no material impact on the Funds.

DIVIDENDS
Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared daily and distributed monthly, when available, for RiverSource VP - Cash Management Fund, RiverSource VP - Core Bond Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Global Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - Income Opportunities Fund and RiverSource VP - Short Duration U.S. Government Fund. Dividends from net investment income are declared and distributed quarterly, when available, for RiverSource VP - Balanced Fund, RiverSource VP - Diversified Equity Income Fund, RiverSource VP - Emerging Markets Fund, RiverSource VP - Fundamental Value Fund, RiverSource VP - Growth Fund, RiverSource VP - International Opportunity Fund, RiverSource VP - Large Cap Equity Fund, RiverSource VP - Large Cap Value Fund, RiverSource VP - Mid Cap Growth Fund, RiverSource VP - Mid Cap Value Fund, RiverSource VP - S&P 500 Index Fund, RiverSource VP - Select Value Fund, RiverSource VP - Small Cap Advantage Fund and RiverSource VP - Small Cap Value Fund. Capital gain

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT 109 distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies. On March 16, 2006, an additional dividend was paid before the merger (see Note
12) to ensure that current shareholders of RiverSource VP - Large Cap Equity Fund and RiverSource VP - Mid Cap Growth Fund would not experience a dilution in their shares of the Fund's income or capital gains.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES

The Funds have an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment Manager) for managing investments, record keeping and other services that are based solely on the assets of each Fund. The management fee is a percentage of each Fund's average daily net assets that declines annually as each Fund's net assets increase. The annual percentage range for each Fund is as follows:

                                                                            CURRENT                    PERCENTAGE RANGE
FUND                                                                    PERCENTAGE RANGE            PRIOR TO MARCH 1, 2006
--------------------------------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                          0.530% to 0.350%               0.630% to 0.550%
RiverSource VP - Cash Management Fund                                   0.330% to 0.150%               0.510% to 0.440%
RiverSource VP - Core Bond Fund                                         0.480% to 0.290%               0.630% to 0.555%
RiverSource VP - Diversified Bond Fund                                  0.480% to 0.290%               0.610% to 0.535%
RiverSource VP - Diversified Equity Income Fund                         0.600% to 0.375%               0.560% to 0.470%
RiverSource VP - Emerging Markets Fund                                  1.100% to 0.900%               1.170% to 1.095%
RiverSource VP - Fundamental Value Fund                                 0.730% to 0.600%                            N/A
RiverSource VP - Global Bond Fund                                       0.720% to 0.520%               0.840% to 0.780%
RiverSource VP - Global Inflation Protected Securities Fund             0.440% to 0.250%               0.490% to 0.415%
RiverSource VP - Growth Fund                                            0.600% to 0.375%               0.630% to 0.570%
RiverSource VP - High Yield Bond Fund                                   0.590% to 0.360%               0.620% to 0.545%
RiverSource VP - Income Opportunities Fund                              0.610% to 0.380%               0.640% to 0.565%
RiverSource VP - International Opportunity Fund                         0.800% to 0.570%               0.870% to 0.795%
RiverSource VP - Large Cap Equity Fund                                  0.600% to 0.375%               0.630% to 0.570%
RiverSource VP - Large Cap Value Fund                                   0.600% to 0.375%               0.630% to 0.570%
RiverSource VP - Mid Cap Growth Fund                                    0.700% to 0.475%               0.650% to 0.560%
RiverSource VP - Mid Cap Value Fund                                     0.700% to 0.475%               0.730% to 0.610%
RiverSource VP - S&P 500 Index Fund                                     0.220% to 0.120%               0.290% to 0.260%
RiverSource VP - Select Value Fund                                      0.780% to 0.650%               0.810% to 0.720%
RiverSource VP - Short Duration U.S. Government Fund                    0.480% to 0.250%               0.610% to 0.535%
RiverSource VP - Small Cap Advantage Fund                               0.790% to 0.665%               0.790% to 0.650%
RiverSource VP - Small Cap Value Fund                                   0.970% to 0.870%               1.020% to 0.920%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 110 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

For the following Funds the fee may be adjusted upward or downward by a performance incentive adjustment with a maximum adjustment of 0.08% for RiverSource VP - Balanced Fund and 0.12% for each remaining Fund. The adjustment is based on a comparison of the performance of each Fund to the stated index up to a maximum percentage of each Fund's average daily net assets after deducting 0.50% from the performance difference. In certain circumstances, the Board may approve a change in the index. If the performance difference is less than 0.50%, the adjustment will be zero. The index name and the amount the fee was increased (decreased) for each Fund is as follows:

                                                                   SIX MONTHS ENDED        PERIOD ENDED           YEAR ENDED
                                                                     JUNE 30, 2007        DEC. 31, 2006*         AUG. 31, 2006
FUND                        INDEX NAME                            INCREASE (DECREASE)   INCREASE (DECREASE)   INCREASE (DECREASE)
---------------------------------------------------------------------------------------------------------------------------------
RiverSource VP - Balanced   Lipper Balanced Funds Index
Fund                                                                   $ 591,165             $ 270,785            $ (926,803)
RiverSource                 Lipper Equity Income Funds Index
VP - Diversified Equity
Income Fund                                                             (691,933)              722,447             2,011,544
RiverSource VP - Emerging   Lipper Emerging Markets Funds Index
Markets Fund                                                              96,428                68,528                12,891
RiverSource                 Lipper Large-Cap Value Funds Index
VP - Fundamental Value
Fund                                                                     (91,672)              (11,517)                   --
RiverSource VP - Growth     Lipper Large-Cap Growth Funds Index
Fund                                                                     269,174               219,098                94,840
RiverSource                 Lipper International Large-Cap Core
VP - International          Funds Index
Opportunity Fund                                                        (380,981)               42,132               443,628
RiverSource VP - Large Cap  Lipper Large-Cap Core Funds Index
Equity Fund                                                              605,883                97,489              (472,064)
RiverSource VP - Large Cap  Lipper Large-Cap Value Funds Index
Value Fund                                                                    99                    --                (6,328)
RiverSource VP - Mid Cap    Lipper Mid-Cap Growth Funds Index
Growth Fund                                                             (423,313)             (224,965)             (211,720)
RiverSource VP - Mid Cap    Lipper Mid-Cap Value Funds Index
Value Fund                                                               (54,657)               16,744                14,432
RiverSource VP - Select     Lipper Multi-Cap Value Funds Index
Value Fund                                                                 2,725                (5,226)              (17,927)
RiverSource VP - Small Cap  Lipper Small-Cap Core Funds Index
Advantage Fund                                                           (99,106)              (53,757)             (123,175)
RiverSource VP - Small Cap  Lipper Small-Cap Value Funds Index
Value Fund                                                               225,692                89,900               (82,048)
---------------------------------------------------------------------------------------------------------------------------------

* For the period from Sept. 1, 2006 to Dec. 31, 2006.

In addition to paying its own management fee, brokerage commissions, taxes and costs of certain legal services, each Fund will reimburse the Investment Manager an amount equal to the cost of certain expenses incurred and paid by the Investment Manager in connection with each Fund's operations.

The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of RiverSource VP - Emerging Markets Fund and RiverSource VP - International Opportunity Fund.

The Investment Manager has a Subadvisory Agreement with Kenwood Capital Management LLC, an indirect partially owned subsidiary of Ameriprise Financial, to subadvise the assets of RiverSource VP - Small Cap Advantage Fund.

The Investment Manager has Subadvisory Agreements with Systematic Financial Management, L.P. (Systematic) and WEDGE Capital Management L.L.P. (WEDGE), each of which subadvises a portion of the assets of RiverSource VP - Select Value Fund. Effective Sept. 29, 2006, Systematic and WEDGE replaced GAMCO Asset Management Inc. as subadvisers to the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

The Investment Manager has Subadvisory Agreements with Barrow, Hanley, Mewhinney & Strauss, Inc., Donald Smith & Co., Inc., Franklin Portfolio Associates LLC, and River Road Asset Management, LLC (River Road), each of which subadvises a portion of the assets of RiverSource VP - Small Cap Value Fund. Effective April 24, 2006, River Road replaced Goldman Sachs Asset Management, L.P. and Royce & Associates, LLC as subadviser to the Fund. Effective July 16, 2007, Denver Investment Advisors LLC was added as a subadviser to the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

The Investment Manager has a Subadvisory Agreement with Davis Selected Advisers, L.P. to subadvise the assets of RiverSource VP - Fundamental Value Fund.

Effective March 1, 2006, the Funds entered into a Transfer Agency and Servicing Agreement with RiverSource Service Corporation. The fee under this agreement is uniform for all RiverSource Variable Portfolio Funds at an annual rate of 0.06% of each Fund's average daily net assets. The impact of moving transfer agent fees from the Investment Management Services Agreement fee schedules varies by each Fund and decreases the rate between 0.03% and 0.15% of each Fund's average daily net assets.

Effective Jan. 1, 2007, the Funds have an agreement with RiverSource Distributors, Inc. for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays RiverSource Distributors, Inc. a fee at an annual rate of

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT 111 up to 0.125% of each Fund's average daily net assets. Prior to Jan. 1, 2007, the Funds had an agreement with IDS Life Insurance Company for distribution services, and under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund paid IDS Life Insurance Company a fee at an annual rate of up to 0.125% of each Fund's average daily net assets.

The Funds have an Administrative Services Agreement with Ameriprise Financial. Under the current agreement, each Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of each Fund's average daily net assets that declines annually as each Fund's net assets increase. The percentage range for each Fund is as follows:

                                                                    CURRENT                   PERCENTAGE RANGE
FUND                                                            PERCENTAGE RANGE            PRIOR TO OCT. 1, 2005
-----------------------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                  0.060% to 0.030%              0.040% to 0.020%
RiverSource VP - Cash Management Fund                           0.060% to 0.030%              0.030% to 0.020%
RiverSource VP - Core Bond Fund                                 0.070% to 0.040%              0.050% to 0.025%
RiverSource VP - Diversified Bond Fund                          0.070% to 0.040%              0.050% to 0.025%
RiverSource VP - Diversified Equity Income Fund                 0.060% to 0.030%              0.040% to 0.020%
RiverSource VP - Emerging Markets Fund                          0.080% to 0.050%              0.100% to 0.050%
RiverSource VP - Fundamental Value Fund                         0.060% to 0.030%                           N/A
RiverSource VP - Global Bond Fund                               0.080% to 0.050%              0.060% to 0.040%
RiverSource VP - Global Inflation Protected Securities Fund     0.070% to 0.040%              0.050% to 0.025%
RiverSource VP - Growth Fund                                    0.060% to 0.030%              0.050% to 0.030%
RiverSource VP - High Yield Bond Fund                           0.070% to 0.040%              0.050% to 0.025%
RiverSource VP - Income Opportunities Fund                      0.070% to 0.040%              0.050% to 0.025%
RiverSource VP - International Opportunity Fund                 0.080% to 0.050%              0.060% to 0.035%
RiverSource VP - Large Cap Equity Fund                          0.060% to 0.030%              0.050% to 0.030%
RiverSource VP - Large Cap Value Fund                           0.060% to 0.030%              0.050% to 0.030%
RiverSource VP - Mid Cap Growth Fund                            0.060% to 0.030%              0.060% to 0.030%
RiverSource VP - Mid Cap Value Fund                             0.060% to 0.030%              0.050% to 0.020%
RiverSource VP - S&P 500 Index Fund                             0.060% to 0.030%              0.080% to 0.065%
RiverSource VP - Select Value Fund                              0.060% to 0.030%              0.060% to 0.035%
RiverSource VP - Short Duration U.S. Government Fund            0.070% to 0.040%              0.050% to 0.025%
RiverSource VP - Small Cap Advantage Fund                       0.080% to 0.050%              0.060% to 0.035%
RiverSource VP - Small Cap Value Fund                           0.080% to 0.050%              0.080% to 0.055%
-----------------------------------------------------------------------------------------------------------------

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. Other expenses for the periods indicated are as follows:

                                                                SIX MONTHS ENDED             PERIOD ENDED
FUND                                                             JUNE 30, 2007              DEC. 31, 2006*
----------------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                       $   --                    $19,841
RiverSource VP - Cash Management Fund                                    --                      9,574
RiverSource VP - Core Bond Fund                                          --                        184
RiverSource VP - Diversified Bond Fund                                5,989                     22,179
RiverSource VP - Diversified Equity Income Fund                       9,209                     27,044
RiverSource VP - Emerging Markets Fund                                  626                      3,385
RiverSource VP - Fundamental Value Fund                               3,361                      1,339
RiverSource VP - Global Bond Fund                                        --                      6,314
RiverSource VP - Global Inflation Protected Securities Fund           6,268                         43
RiverSource VP - Growth Fund                                             --                      5,236
RiverSource VP - High Yield Bond Fund                                    --                     11,362
RiverSource VP - Income Opportunities Fund                            1,763                      1,956
RiverSource VP - International Opportunity Fund                          --                     11,496
RiverSource VP - Large Cap Equity Fund                                   --                     35,831
RiverSource VP - Large Cap Value Fund                                    --                        616
RiverSource VP - Mid Cap Growth Fund                                     --                      6,437
RiverSource VP - Mid Cap Value Fund                                   1,691                      1,719
RiverSource VP - S&P 500 Index Fund                                      --                      3,152
RiverSource VP - Select Value Fund                                       --                         --
RiverSource VP - Short Duration U.S. Government Fund                     --                      4,081
RiverSource VP - Small Cap Advantage Fund                                --                      1,655
RiverSource VP - Small Cap Value Fund                                    --                      4,702
----------------------------------------------------------------------------------------------------------

* For the period from Sept. 1, 2006 to Dec. 31, 2006.

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

--------------------------------------------------------------------------------

 112 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each Fund or other RiverSource funds. Each Fund's liability for these amounts is adjusted for market value changes and remains in each Fund until distributed in accordance with the Plan.

Professional fees include fees paid by each Fund for legal services and independent registered public accounting firm services.

In addition to the fees and expenses which each Fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and each Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.

For the six months ended June 30, 2007, the Investment Manager and its affiliates waived certain fees and expenses to 0.83% for RiverSource VP - Core Bond Fund, 0.72% for RiverSource VP - Global Inflation Protected Securities Fund, 1.05% for RiverSource VP - Large Cap Value Fund, 0.50% for RiverSource
VP - S&P 500 Index Fund, 1.02% for RiverSource VP - Select Value Fund and 1.27% for RiverSource VP - Small Cap Value Fund.

In addition, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Dec. 31, 2007, unless sooner terminated by the discretion of the Board (excluding certain expenses such as indirect operating expenses of acquired funds in which each Fund invests), such that net expenses, before giving effect to any applicable performance incentive adjustment, will not exceed the following percentage of each Fund's average daily net assets:

FUND                                                            PERCENTAGE
--------------------------------------------------------------------------
RiverSource VP - Core Bond Fund                                   0.830%
RiverSource VP - Fundamental Value Fund                           1.070%
RiverSource VP - Global Inflation Protected Securities Fund       0.720%
RiverSource VP - Income Opportunities Fund                        0.990%
RiverSource VP - Large Cap Value Fund                             1.050%
RiverSource VP - Mid Cap Growth Fund                              1.000%
RiverSource VP - Mid Cap Value Fund                               1.080%
RiverSource VP - S&P 500 Index Fund                               0.495%
--------------------------------------------------------------------------

Effective Jan. 1, 2007, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Dec. 31, 2007, unless sooner terminated by the discretion of the Board (excluding certain expenses such as indirect operating expenses of acquired funds in which each Fund invests), such that net expenses, before giving effect to any performance incentive adjustment, will not exceed the following percentage of each Fund's average daily net assets:

FUND                                                            PERCENTAGE
--------------------------------------------------------------------------
RiverSource VP - Select Value Fund                               1.000%*
RiverSource VP - Small Cap Value Fund                            1.200%*
--------------------------------------------------------------------------

 * Percentage for the period from Sept. 1, 2006 to Dec. 31, 2006 was 1.150% and 1.210% for RiverSource VP - Select Value Fund and RiverSource
     VP - Small Cap Value Fund, respectively.

For the period ended Dec. 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 0.83% for RiverSource VP - Core Bond Fund, 0.72% for RiverSource VP - Global Inflation Protected Securities Fund, 1.05% for RiverSource VP - Large Cap Value Fund, 0.50% for RiverSource VP - S&P 500 Index Fund, 1.09% for RiverSource VP - Select Value Fund and 1.26% for RiverSource
VP - Small Cap Value Fund.

For the year ended Aug. 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 0.86% for RiverSource VP - Core Bond Fund, 1.07% for RiverSource VP - Fundamental Value Fund, 0.72% for RiverSource VP - Global Inflation Protected Securities Fund, 1.02% for RiverSource VP - Large Cap Value Fund, 1.11% for RiverSource VP - Mid Cap Value Fund, 0.50% for RiverSource VP - S&P 500 Index Fund, 1.08% for RiverSource VP - Select Value Fund and 1.24% for RiverSource VP - Small Cap Value Fund.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  113

In addition, the Investment Manager and its affiliates agreed to waive certain fees and expenses until Aug. 31, 2006, such that net expenses, before giving effect to any applicable performance incentive adjustment, would not exceed the following percentage of each Fund's average daily net assets:

FUND                                                            PERCENTAGE
--------------------------------------------------------------------------
RiverSource VP - Core Bond Fund                                  0.830%*
RiverSource VP - Emerging Markets Fund                            1.750%
RiverSource VP - Global Inflation Protected Securities Fund      0.720%*
RiverSource VP - Income Opportunities Fund                        0.990%
RiverSource VP - Large Cap Value Fund                             1.050%
RiverSource VP - Mid Cap Growth Fund                            1.000%**
RiverSource VP - Mid Cap Value Fund                               1.080%
RiverSource VP - S&P 500 Index Fund                               0.495%
RiverSource VP - Select Value Fund                                1.150%
RiverSource VP - Small Cap Value Fund                            1.250%*
--------------------------------------------------------------------------

 * Prior to Dec. 1, 2005 the percentage was 0.95%, 0.75% and 1.300% for RiverSource VP - Core Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund and RiverSource VP - Small Cap Value Fund, respectively.
** Prior to March 18, 2006 the percentage was 1.10%.

Effective April 25, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses for RiverSource VP - Fundamental Value Fund until Aug. 31, 2006, such that net expenses, before giving effect to any performance incentive adjustment, would not exceed 1.07% of the Fund's average daily net assets.

The Fund's custodian fees were reduced as a result of earnings and bank fee credits from overnight cash balances. For the periods indicated these amounts are as follows:

                                                                SIX MONTHS ENDED     PERIOD ENDED      YEAR ENDED
                                                                 JUNE 30, 2007      DEC. 31, 2006*    AUG. 31, 2006
FUND                                                               REDUCTION          REDUCTION         REDUCTION
-------------------------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                        $ --              $1,594           $2,918
RiverSource VP - Cash Management Fund                                  851               1,156            3,315
RiverSource VP - Core Bond Fund                                         --                 573            2,769
RiverSource VP - Diversified Bond Fund                                  --               1,620            7,722
RiverSource VP - Diversified Equity Income Fund                         --                 524            1,987
RiverSource VP - Emerging Markets Fund                                  --                 856            2,136
RiverSource VP - Fundamental Value Fund                                 --                  --              548**
RiverSource VP - Global Bond Fund                                       --               1,120            1,806
RiverSource VP - Global Inflation Protected Securities Fund             --                 780            2,594
RiverSource VP - Growth Fund                                            --                 600            1,518
RiverSource VP - High Yield Bond Fund                                   --               1,672            4,108
RiverSource VP - Income Opportunities Fund                              --                 750            3,680
RiverSource VP - International Opportunity Fund                         --                 880            2,074
RiverSource VP - Large Cap Equity Fund                                  --               1,510            3,638
RiverSource VP - Large Cap Value Fund                                   --               2,308           14,675
RiverSource VP - Mid Cap Growth Fund                                    --                 878            2,103
RiverSource VP - Mid Cap Value Fund                                     --                  --           10,858
RiverSource VP - S&P 500 Index Fund                                     --               1,282            1,725
RiverSource VP - Short Duration U.S. Government Fund                    --                 600            3,400
RiverSource VP - Small Cap Advantage Fund                               --                  --              350
-------------------------------------------------------------------------------------------------------------------

 * For the period from Sept. 1, 2006 to Dec. 31, 2006.
** For the period from May 1, 2006 (date the Fund became available) to Aug. 31,
   2006.

The Funds also pay custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, for the year ended Aug. 31, 2006, RiverSource VP - S&P 500 Index Fund received a one time transaction fee reimbursement of $216,040 by Ameriprise Trust Company. See "Financial Highlights" for additional information.

--------------------------------------------------------------------------------

 114 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

For the six months ended June 30, 2007, cost of purchases and proceeds from sales of securities aggregated $2,860,216,278 and $2,730,588,913, respectively, for RiverSource VP - Cash Management Fund. Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated for each Fund are as follows:

FUND                                                              PURCHASES                  PROCEEDS
--------------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                  $1,219,768,295            $1,353,255,530
RiverSource VP - Core Bond Fund                                    145,704,816               127,893,762
RiverSource VP - Diversified Bond Fund                           5,774,456,346             4,975,012,456
RiverSource VP - Diversified Equity Income Fund                    806,540,860               588,587,978
RiverSource VP - Emerging Markets Fund                             398,481,919               334,313,970
RiverSource VP - Fundamental Value Fund                            210,644,848                 9,151,287
RiverSource VP - Global Bond Fund                                  457,513,848               290,669,651
RiverSource VP - Global Inflation Protected Securities Fund        519,022,326               228,392,187
RiverSource VP - Growth Fund                                       359,102,156               361,515,023
RiverSource VP - High Yield Bond Fund                              608,560,282               620,862,215
RiverSource VP - Income Opportunities Fund                         436,794,929               222,752,750
RiverSource VP - International Opportunity Fund                    602,510,650               725,754,812
RiverSource VP - Large Cap Equity Fund                           1,194,851,613             1,560,557,685
RiverSource VP - Large Cap Value Fund                                6,887,206                 5,755,274
RiverSource VP - Mid Cap Growth Fund                               237,601,779               328,822,384
RiverSource VP - Mid Cap Value Fund                                210,646,808                77,751,137
RiverSource VP - S&P 500 Index Fund                                  7,903,709                14,842,393
RiverSource VP - Select Value Fund                                  14,663,554                13,573,412
RiverSource VP - Short Duration U.S. Government Fund               348,686,199               387,086,816
RiverSource VP - Small Cap Advantage Fund                          155,738,784               179,682,622
RiverSource VP - Small Cap Value Fund                              221,709,395               192,598,914
--------------------------------------------------------------------------------------------------------

Net realized gains and losses on investment sales are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

RIVERSOURCE VP - BALANCED FUND
                                                              SIX MONTHS ENDED     PERIOD ENDED      YEAR ENDED
                                                               JUNE 30, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                              1,299,515            745,197         1,604,644
Issued for reinvested distributions                               4,684,439          9,132,978         8,844,384
Redeemed                                                        (13,941,592)        (9,766,916)      (38,530,123)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          (7,957,638)           111,259       (28,081,095)
-----------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - CASH MANAGEMENT FUND
                                                              SIX MONTHS ENDED     PERIOD ENDED      YEAR ENDED
                                                               JUNE 30, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                             294,619,772        167,098,286      546,325,418
Issued for reinvested distributions                               29,954,141         15,958,427       28,018,991
Redeemed                                                        (191,876,981)      (126,608,351)    (263,000,076)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          132,696,932         56,448,362      311,344,333
-----------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - CORE BOND FUND
                                                              SIX MONTHS ENDED     PERIOD ENDED      YEAR ENDED
                                                               JUNE 30, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                             1,750,148            942,086         2,832,609
Issued for reinvested distributions                                185,488             93,532           252,233
Redeemed                                                          (485,683)          (721,222)       (2,432,878)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          1,449,953            314,396           651,964
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  115

RIVERSOURCE VP - DIVERSIFIED BOND FUND
                                                              SIX MONTHS ENDED     PERIOD ENDED      YEAR ENDED
                                                               JUNE 30, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                             71,719,266         41,333,529        66,150,597
Issued for reinvested distributions                               7,841,637          3,545,702         7,539,299
Redeemed                                                         (9,804,341)        (6,549,782)      (21,056,382)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          69,756,562         38,329,449        52,633,514
-----------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - DIVERSIFIED EQUITY INCOME FUND
                                                              SIX MONTHS ENDED     PERIOD ENDED      YEAR ENDED
                                                               JUNE 30, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                             23,902,997         20,716,476       66,872,272
Issued for reinvested distributions                               4,562,203         14,243,085        7,606,498
Redeemed                                                        (10,197,391)        (2,974,137)      (5,235,880)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          18,267,809         31,985,424       69,242,890
-----------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - EMERGING MARKETS FUND
                                                              SIX MONTHS ENDED     PERIOD ENDED      YEAR ENDED
                                                               JUNE 30, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                              5,375,051          2,830,869       14,243,920
Issued for reinvested distributions                               2,072,296          3,607,990          999,615
Redeemed                                                         (2,485,124)        (1,049,305)      (3,674,525)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                           4,962,223          5,389,554       11,569,010
-----------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - FUNDAMENTAL VALUE FUND
                                                              SIX MONTHS ENDED     PERIOD ENDED        YEAR ENDED
                                                               JUNE 30, 2007     DEC. 31, 2006(A)   AUG. 31, 2006(B)
--------------------------------------------------------------------------------------------------------------------
Sold                                                             19,454,755         13,209,495         23,142,255
Issued for reinvested distributions                                 253,027            169,453              1,909
Redeemed                                                           (612,450)          (124,558)          (243,201)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          19,095,332         13,254,390         22,900,963
--------------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - GLOBAL BOND FUND
                                                              SIX MONTHS ENDED     PERIOD ENDED      YEAR ENDED
                                                               JUNE 30, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                             17,145,159          8,876,320       16,252,656
Issued for reinvested distributions                               1,387,062            725,298        1,923,444
Redeemed                                                         (2,881,232)        (2,079,563)      (6,199,573)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          15,650,989          7,522,055       11,976,527
-----------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - GLOBAL INFLATION PROTECTED SECURITIES FUND
                                                              SIX MONTHS ENDED     PERIOD ENDED      YEAR ENDED
                                                               JUNE 30, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                             27,646,429         18,635,892       35,080,485
Issued for reinvested distributions                                 561,964          1,289,058          624,006
Redeemed                                                         (1,250,128)          (454,877)      (6,979,442)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          26,958,265         19,470,073       28,725,049
-----------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - GROWTH FUND
                                                              SIX MONTHS ENDED     PERIOD ENDED      YEAR ENDED
                                                               JUNE 30, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                              3,955,542          1,795,840        49,500,097
Issued for reinvested distributions                                 742,266            241,573           747,698
Redeemed                                                         (5,276,728)        (4,955,872)      (21,266,893)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                            (578,920)        (2,918,459)       28,980,902
-----------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - HIGH YIELD BOND FUND
                                                              SIX MONTHS ENDED     PERIOD ENDED      YEAR ENDED
                                                               JUNE 30, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                              8,275,085          4,649,214        16,227,622
Issued for reinvested distributions                               7,299,029          4,684,842        12,636,235
Redeemed                                                        (15,280,344)       (10,403,935)      (34,818,886)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                             293,770         (1,069,879)       (5,955,029)
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 116 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RIVERSOURCE VP - INCOME OPPORTUNITIES FUND
                                                              SIX MONTHS ENDED     PERIOD ENDED      YEAR ENDED
                                                               JUNE 30, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                             20,273,269         13,653,726       21,779,525
Issued for reinvested distributions                               1,980,019            631,708          586,469
Redeemed                                                           (593,103)          (268,671)        (984,015)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          21,660,185         14,016,763       21,381,979
-----------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - INTERNATIONAL OPPORTUNITY FUND
                                                              SIX MONTHS ENDED     PERIOD ENDED      YEAR ENDED
                                                               JUNE 30, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                              1,020,211          1,023,262         3,290,061
Issued for reinvested distributions                                 721,369          1,024,536         1,754,001
Redeemed                                                        (10,577,391)        (6,138,650)      (19,700,173)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          (8,835,811)        (4,090,852)      (14,656,111)
-----------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - LARGE CAP EQUITY FUND
                                                              SIX MONTHS ENDED     PERIOD ENDED      YEAR ENDED
                                                               JUNE 30, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                                395,536            185,194         6,446,961
Fund Merger                                                             N/A                N/A        77,634,189
Issued for reinvested distributions                               1,155,428            853,308         1,647,637
Redeemed                                                        (17,953,285)       (14,753,800)      (39,632,021)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                         (16,402,321)       (13,715,298)       46,096,766
-----------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - LARGE CAP VALUE FUND
                                                              SIX MONTHS ENDED     PERIOD ENDED      YEAR ENDED
                                                               JUNE 30, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                               333,439            259,377          563,345
Issued for reinvested distributions                                 22,206            111,695           58,492
Redeemed                                                          (310,742)           (65,500)        (201,307)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                             44,903            305,572          420,530
-----------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - MID CAP GROWTH FUND
                                                              SIX MONTHS ENDED     PERIOD ENDED      YEAR ENDED
                                                               JUNE 30, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                                268,589            204,961         1,916,243
Fund merger                                                             N/A                N/A        51,642,855
Issued for reinvested distributions                                 591,884          2,478,097         1,683,389
Redeemed                                                         (9,456,729)        (6,966,156)      (11,079,161)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          (8,596,256)        (4,283,098)       44,163,326
-----------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - MID CAP VALUE FUND
                                                              SIX MONTHS ENDED     PERIOD ENDED      YEAR ENDED
                                                               JUNE 30, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                             10,452,733         9,283,567        17,680,414
Issued for reinvested distributions                                 151,317           365,184            18,726
Redeemed                                                         (1,136,967)         (235,125)         (263,812)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                           9,467,083         9,413,626        17,435,328
-----------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - S&P 500 INDEX FUND
                                                              SIX MONTHS ENDED     PERIOD ENDED      YEAR ENDED
                                                               JUNE 30, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                              1,452,071            719,158        3,049,759
Issued for reinvested distributions                                 653,891            481,856          742,959
Redeemed                                                         (2,620,060)        (1,803,618)      (6,584,030)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                            (514,098)          (602,604)      (2,791,312)
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  117

RIVERSOURCE VP - SELECT VALUE FUND
                                                              SIX MONTHS ENDED     PERIOD ENDED      YEAR ENDED
                                                               JUNE 30, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                               396,869            130,952          465,908
Issued for reinvested distributions                                 36,742            241,551           80,918
Redeemed                                                          (290,322)          (135,982)        (330,201)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                            143,289            236,521          216,625
-----------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - SHORT DURATION U.S. GOVERNMENT FUND
                                                              SIX MONTHS ENDED     PERIOD ENDED      YEAR ENDED
                                                               JUNE 30, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                              2,716,815          1,559,918         6,812,654
Issued for reinvested distributions                               1,075,480            615,472         1,670,663
Redeemed                                                         (4,093,008)        (2,866,142)      (10,142,070)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                            (300,713)          (690,752)       (1,658,753)
-----------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - SMALL CAP ADVANTAGE FUND
                                                              SIX MONTHS ENDED     PERIOD ENDED      YEAR ENDED
                                                               JUNE 30, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                                209,754            144,790          580,024
Issued for reinvested distributions                                 761,620          2,176,662        2,188,623
Redeemed                                                         (2,157,410)        (1,248,454)      (2,551,105)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                          (1,186,036)         1,072,998          217,542
-----------------------------------------------------------------------------------------------------------------

RIVERSOURCE VP - SMALL CAP VALUE FUND
                                                              SIX MONTHS ENDED     PERIOD ENDED      YEAR ENDED
                                                               JUNE 30, 2007     DEC. 31, 2006(A)   AUG. 31, 2006
-----------------------------------------------------------------------------------------------------------------
Sold                                                              6,724,253          2,823,228        9,622,399
Issued for reinvested distributions                               1,348,524          4,206,725        2,433,216
Redeemed                                                         (2,327,881)        (1,923,250)      (4,112,520)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                           5,744,896          5,106,703        7,943,095
-----------------------------------------------------------------------------------------------------------------

(a)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(b) For the period from May 1, 2006 (date the Fund became available) to Aug. 31, 2006.

5. FORWARD FOREIGN CURRENCY CONTRACTS

At June 30, 2007, RiverSource VP - Global Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund, RiverSource VP - Growth Fund and RiverSource VP - Large Cap Equity Fund have entered into forward foreign currency exchange contracts that obligate the Funds to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

RiverSource VP - Global Bond Fund

                                            CURRENCY TO               CURRENCY TO             UNREALIZED              UNREALIZED
EXCHANGE DATE                               BE DELIVERED              BE RECEIVED            APPRECIATION            DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
July 11, 2007                                      11,900,000          11,258,278              $82,315                 $     --
                                              Canadian Dollar         U.S. Dollar
July 11, 2007                                         290,000             271,205                   --                    1,150
                                              Canadian Dollar         U.S. Dollar
July 12, 2007                                      25,870,000           3,747,641                   --                   37,269
                                                Swedish Krona         U.S. Dollar
July 12, 2007                                       5,500,000             800,081                   --                    4,596
                                                Swedish Krona         U.S. Dollar
July 16, 2007                                      39,265,000          52,910,373                   --                  255,953
                                       European Monetary Unit         U.S. Dollar
July 16, 2007                                       1,170,000           1,574,469                   --                    9,756
                                       European Monetary Unit         U.S. Dollar
July 19, 2007                                       8,659,626       1,066,000,000               17,497                       --
                                                  U.S. Dollar        Japanese Yen
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                          $99,812                 $308,724
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 118 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Global Inflation Protected Securities Fund

                                         CURRENCY TO                  CURRENCY TO             UNREALIZED              UNREALIZED
EXCHANGE DATE                           BE DELIVERED                  BE RECEIVED            APPRECIATION            DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
July 2, 2007                               2,942,723                    1,474,310              $ 17,840               $       --
                                         U.S. Dollar                British Pound
July 2, 2007                               4,401,876                    3,276,912                33,096                       --
                                         U.S. Dollar       European Monetary Unit
July 3, 2007                                 769,182                   94,140,166                    --                    4,511
                                         U.S. Dollar                 Japanese Yen
July 11, 2007                             25,104,570                   23,750,776               173,655                       --
                                     Canadian Dollar                  U.S. Dollar
July 12, 2007                            105,013,000                      859,023                 5,019                       --
                                        Japanese Yen                  U.S. Dollar
July 12, 2007                            107,530,000                   15,577,263                    --                  154,912
                                       Swedish Krona                  U.S. Dollar
July 12, 2007                              4,572,000                      661,239                    --                    7,667
                                       Swedish Krona                  U.S. Dollar
July 16, 2007                            110,565,000                  148,988,549                    --                  720,728
                              European Monetary Unit                  U.S. Dollar
July 16, 2007                             16,360,000                   21,770,743                    --                  381,329
                              European Monetary Unit                  U.S. Dollar
July 16, 2007                              2,782,000                    3,738,813                    --                   28,122
                              European Monetary Unit                  U.S. Dollar
July 20, 2007                          3,210,000,000                   26,477,502               345,005                       --
                                        Japanese Yen                  U.S. Dollar
July 20, 2007                            238,600,000                    1,957,952                15,518                       --
                                        Japanese Yen                  U.S. Dollar
Aug. 2, 2007                              70,441,700                  140,974,974                    --                  442,134
                                         U.S. Dollar                British Pound
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                          $590,133               $1,739,403
---------------------------------------------------------------------------------------------------------------------------------

RiverSource VP - Growth Fund

                                              CURRENCY TO             CURRENCY TO             UNREALIZED              UNREALIZED
EXCHANGE DATE                                BE DELIVERED             BE RECEIVED            APPRECIATION            DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
July 2, 2007                                      488,603                 656,508              $     --               $    4,768
                                   European Monetary Unit             U.S. Dollar
July 3, 2007                                    1,180,853               2,362,976                    --                    8,296
                                            British Pound             U.S. Dollar
July 3, 2007                                    1,521,269               1,796,110                 1,473                       --
                                              U.S. Dollar       Australian Dollar
July 5, 2007                                      453,731                 533,826                    --                    1,153
                                              U.S. Dollar       Australian Dollar
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                          $  1,473               $   14,217
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  119

RiverSource VP - Large Cap Equity Fund

                                              CURRENCY TO             CURRENCY TO             UNREALIZED              UNREALIZED
EXCHANGE DATE                                BE DELIVERED             BE RECEIVED            APPRECIATION            DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
July 2, 2007                                      827,502               1,111,867               $   --                 $ 8,075
                                   European Monetary Unit             U.S. Dollar
July 3, 2007                                      964,672               1,930,381                   --                   6,777
                                            British Pound             U.S. Dollar
July 3, 2007                                    2,209,286               4,420,947                   --                  15,522
                                            British Pound             U.S. Dollar
July 3, 2007                                    2,763,348               3,262,590                2,676                      --
                                              U.S. Dollar       Australian Dollar
July 5, 2007                                      824,192                 969,682                   --                   2,095
                                              U.S. Dollar       Australian Dollar
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                           $2,676                 $32,469
---------------------------------------------------------------------------------------------------------------------------------

6. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Funds under the investment management services agreement pursuant to which each Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board.

Presented below is information regarding securities on loan at June 30, 2007.

                                                               RIVERSOURCE VP -         RIVERSOURCE VP -
                                      RIVERSOURCE VP -           DIVERSIFIED              DIVERSIFIED            RIVERSOURCE VP -
                                          BALANCED                   BOND                EQUITY INCOME                GROWTH
                                            FUND                     FUND                     FUND                     FUND
---------------------------------------------------------------------------------------------------------------------------------
Value of securities on loan to
brokers                                 $22,938,325              $65,893,210              $28,270,645               $2,296,700
---------------------------------------------------------------------------------------------------------------------------------
Collateral received for securities
   loaned:
Cash                                    $23,858,000              $67,476,250              $29,775,900               $2,425,000
U.S. government securities, at
value                                            --                       --                       --                       --
---------------------------------------------------------------------------------------------------------------------------------
Total collateral received for
securities loaned                       $23,858,000              $67,476,250              $29,775,900               $2,425,000
---------------------------------------------------------------------------------------------------------------------------------

                                      RIVERSOURCE VP -         RIVERSOURCE VP -         RIVERSOURCE VP -         RIVERSOURCE VP -
                                         HIGH YIELD             INTERNATIONAL              LARGE CAP                 MID CAP
                                            BOND                 OPPORTUNITY                 EQUITY                   GROWTH
                                            FUND                     FUND                     FUND                     FUND
---------------------------------------------------------------------------------------------------------------------------------
Value of securities on loan to
brokers                                  $4,180,000              $39,616,450              $25,065,300              $ 9,095,280
---------------------------------------------------------------------------------------------------------------------------------
Collateral received for securities
   loaned:
Cash                                     $4,360,000              $40,991,250              $26,110,000              $10,020,000
U.S. government securities, at
value                                            --                       --                       --                       --
---------------------------------------------------------------------------------------------------------------------------------
Total collateral received for
securities loaned                        $4,360,000              $40,991,250              $26,110,000              $10,020,000
---------------------------------------------------------------------------------------------------------------------------------

                                                                     RIVERSOURCE VP -         RIVERSOURCE VP -
                                                                        SMALL CAP                SMALL CAP
                                                                        ADVANTAGE                  VALUE
                                                                           FUND                     FUND
--------------------------------------------------------------------------------------------------------------
Value of securities on loan to brokers                                   $874,620               $14,461,586
--------------------------------------------------------------------------------------------------------------
Collateral received for securities loaned:
Cash                                                                      917,000               $15,170,700
U.S. government securities, at value                                           --                        --
--------------------------------------------------------------------------------------------------------------
Total collateral received for securities loaned                          $917,000               $15,170,700
--------------------------------------------------------------------------------------------------------------

Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities."

--------------------------------------------------------------------------------

 120 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

Income from securities lending for the periods indicated is as follows:

                                                             SIX MONTHS ENDED             PERIOD ENDED              YEAR ENDED
                                                              JUNE 30, 2007              DEC. 31, 2006*            AUG. 31, 2006
FUND                                                              AMOUNT                     AMOUNT                   AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                   $112,064                   $ 24,438                 $191,300
RiverSource VP - Diversified Bond Fund                            250,616                    103,452                  530,882
RiverSource VP - Diversified Equity Income Fund                   222,012                     64,983                  217,630
RiverSource VP - Global Bond Fund                                  20,929                     11,727                    9,274
RiverSource VP - Growth Fund                                       30,164                         --                   48,444
RiverSource VP - High Yield Bond Fund                               1,057                      2,827                       --
RiverSource VP - International Opportunity Fund                   449,559                    103,960                  854,518
RiverSource VP - Large Cap Equity Fund                            281,288                     33,932                  411,482
RiverSource VP - Mid Cap Growth Fund                              130,442                     21,831                   59,715
RiverSource VP - Small Cap Advantage Fund                          17,398                     12,686                   37,231
RiverSource VP - Small Cap Value Fund                             224,656                     72,824                   41,806
--------------------------------------------------------------------------------------------------------------------------------

* For the period from Sept. 1, 2006 to Dec. 31, 2006.

The risks to each Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. FUTURES CONTRACTS

At June 30, 2007, RiverSource VP - Balanced Fund's investments in securities included securities valued at $219,996 that were pledged as collateral to cover initial margin deposits on 218 open purchase interest rate futures contracts and 379 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts at June 30, 2007 was $23,297,094 with a net unrealized gain of $20,549. The notional market value of the open sale interest rate futures contracts at June 30, 2007 was $47,720,970 with a net unrealized loss of $178,013. See "Summary of significant accounting policies" and "Notes to investments in securities."

At June 30, 2007, RiverSource VP - Core Bond Fund's investments in securities included securities valued at $41,470 that were pledged as collateral to cover initial margin deposits on 28 open purchase interest rate futures contracts and 43 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts at June 30, 2007 was $2,980,156 with a net unrealized gain of $19,799. The notional market value of the open sale interest rate futures contracts at June 30, 2007 was $4,973,875 with a net unrealized loss of $25,364. See "Summary of significant accounting policies" and "Notes to investments in securities."

At June 30, 2007, RiverSource VP - Diversified Bond Fund's investments in securities included securities valued at $1,517,596 that were pledged as collateral to cover initial margin deposits on 1,295 open purchase interest rate futures contracts and 83 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts at June 30, 2007 was $136,890,896 with a net unrealized gain of $1,118,252. The notional market value of the open sale interest rate futures contracts at June 30, 2007 was $16,913,844 with a net unrealized gain of $13,828. See "Summary of significant accounting policies" and "Notes to investments in securities."

At June 30, 2007, RiverSource VP - Global Bond Fund's investments in securities included securities valued at $764,054 that were pledged as collateral to cover initial margin deposits on open purchase and open sale interest rate futures contracts. See "Summary of significant accounting policies" and "Notes to investments in securities." The terms of the open purchase and sale contracts are as follows:

                                                                        NUMBER OF              NOTIONAL              UNREALIZED
PURCHASE CONTRACTS                                                      CONTRACTS            MARKET VALUE            GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Euro-Bobl, Sept. 2007, 5-year (European Monetary Unit)                      30               $ 4,306,653              $ (25,772)
Euro-Bund, Sept. 2007, 10-year (European Monetary Unit)                    160                23,982,243               (309,038)
Japanese Govt Bond, Sept. 2007, 10-year (Japanese Yen)                      10                10,722,757                (53,082)
U.S. Treasury Note, Sept. 2007, 2-year (U.S. Dollar)                       116                23,638,625                 79,401
U.S. Long Bond, Sept. 2007, 20-year (U.S. Dollar)                          220                23,705,000                 42,527
--------------------------------------------------------------------------------------------------------------------------------
Total                                                                      536               $86,355,278              $(265,964)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  121

                                                                        NUMBER OF              NOTIONAL              UNREALIZED
SALE CONTRACTS                                                          CONTRACTS            MARKET VALUE            GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note, Sept. 2007, 5-year (U.S. Dollar)                       106               $11,032,282              $ (83,131)
U.S. Treasury Note, Sept. 2007, 10-year (U.S. Dollar)                       33                 3,488,203                (42,380)
--------------------------------------------------------------------------------------------------------------------------------
Total                                                                      139               $14,520,485              $(125,511)
--------------------------------------------------------------------------------------------------------------------------------

At June 30, 2007, RiverSource VP - Global Inflation Protected Securities Fund's investments in securities included securities valued at $101,816 that were pledged as collateral to cover initial margin deposits on 157 open sale interest rate futures contracts. The notional market value of the open sale interest rate futures contracts at June 30, 2007 was $16,340,266 with a net unrealized gain of $55,950. See "Summary of significant accounting policies" and "Notes to investments in securities."

At June 30, 2007, RiverSource VP - Large Cap Equity Fund's investments in securities included securities valued at $5,555,241 that were pledged as collateral to cover initial margin deposits on 94 open purchase stock index futures contracts. The notional market value of the open purchase stock index futures contracts at June 30, 2007 was $35,611,900 with a net unrealized loss of $170,751. See "Summary of significant accounting policies" and "Notes to investments in securities."

At June 30, 2007, RiverSource VP - S&P 500 Index Fund's investments in securities included securities valued at $637,400 that were pledged as collateral to cover initial margin deposits on 68 open purchase stock index futures contracts. The notional market value of the open purchase stock index futures contracts at June 30, 2007 was $5,152,360 with a net unrealized loss of $24,334. See "Summary of significant accounting policies" and "Notes to investments in securities."

At June 30, 2007, RiverSource VP - Short Duration U.S. Government Fund's investments in securities included securities valued at $270,803 that were pledged as collateral to cover initial margin deposits on 441 open purchase interest rate futures contracts and 217 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts at June 30, 2007 was $85,546,125 with a net unrealized gain of $98,396. The notional market value of the open sale interest rate futures contracts at June 30, 2007 was $22,749,079 with a net unrealized loss of $78,057. See "Summary of significant accounting policies" and "Notes to investments in securities."

8. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written by RiverSource VP - Growth Fund during the six months ended June 30, 2007 are as follows:

                                                                   CALLS                                       PUTS
---------------------------------------------------------------------------------------------------------------------------------
                                                      CONTRACTS             PREMIUMS              CONTRACTS             PREMIUMS
---------------------------------------------------------------------------------------------------------------------------------
Balance Dec. 31, 2006                                    7,980             $   710,816                 --              $       --
Opened                                                   8,728               1,174,152              7,720                 980,440
Closed                                                  (4,096)               (493,248)            (3,088)               (392,176)
Expired                                                 (5,985)               (457,459)                --                      --
---------------------------------------------------------------------------------------------------------------------------------
Balance June 30, 2007                                    6,627             $   934,261              4,632              $  588,264
---------------------------------------------------------------------------------------------------------------------------------

See "Summary of significant accounting policies."

Contracts and premiums associated with options contracts written by RiverSource VP - Large Cap Equity Fund during the six months ended June 30, 2007 are as follows:

                                                                   CALLS                                       PUTS
---------------------------------------------------------------------------------------------------------------------------------
                                                      CONTRACTS             PREMIUMS              CONTRACTS             PREMIUMS
---------------------------------------------------------------------------------------------------------------------------------
Balance Dec. 31, 2006                                   15,268             $ 1,360,071                 --              $       --
Opened                                                  19,502               2,659,218             17,580               2,232,660
Closed                                                  (9,453)             (1,166,742)            (7,274)               (923,798)
Expired                                                (11,260)               (861,203)                --                      --
---------------------------------------------------------------------------------------------------------------------------------
Balance June 30, 2007                                   14,057             $ 1,991,344             10,306              $1,308,862
---------------------------------------------------------------------------------------------------------------------------------

See "Summary of significant accounting policies."

--------------------------------------------------------------------------------

 122 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

9. SWAP CONTRACTS

At June 30, 2007, the following Funds had open CBMS total return swap contracts:

RiverSource VP - Balanced Fund

                                                                                                                     UNREALIZED
                                                                     TERMINATION              NOTIONAL              APPRECIATION
                                                                        DATE                   AMOUNT              (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Receive total return on Lehman Brothers
Aaa 8.5+ Commercial Mortgage-Backed
Securities Index and pay a floating rate
based on 1-month LIBOR less 0.25%.
Counterparty: Wachovia                                               Oct. 1, 2007            $8,950,000              $(120,127)
Receive total return on Lehman Brothers
Baa 8.5+ Commercial Mortgage-Backed
Securities Index and pay a floating rate
based on 1-month LIBOR less 1.20%.
Counterparty: Citigroup                                              Nov. 1, 2007             1,850,000                (19,413)
Receive total return on Lehman Brothers
Baa 8.5+ Commercial Mortgage-Backed
Securities Index and pay a floating rate
based on 1-month LIBOR less 1.05%.
Counterparty: Wachovia                                               Dec. 1, 2007             1,650,000                (17,318)
Receive total return on Lehman Brothers
Baa 8.5+ Commercial Mortgage-Backed
Securities Index and pay a floating rate
based on 1-month LIBOR less 1.10%.
Counterparty: Citigroup                                              Dec. 1, 2007             1,875,000                (19,827)
Receive spread on Lehman Brothers Baa
8.5+ Commercial Mortgage-Backed
Securities Index plus 1.00% times
notional amount plus spread return
amount, if such amount is positive, and
pay the absolute value of the spread
return amount, if such amount is
negative.
Counterparty: Citigroup                                              Jan. 1, 2008               600,000                    251
Receive total return on Lehman Brothers
Baa 8.5+ Commercial Mortgage-Backed
Securities Index and pay a floating rate
based on 1-month LIBOR plus 1.10%.
Counterparty: Wachovia                                               Jan. 1, 2008             1,850,000                (19,345)
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                                $(195,779)
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  123

RiverSource VP - Core Bond Fund

                                                                                                                     UNREALIZED
                                                                     TERMINATION              NOTIONAL              APPRECIATION
                                                                        DATE                   AMOUNT              (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Receive total return on Lehman Brothers
Aaa 8.5+ Commercial Mortgage-Backed
Securities Index and pay a floating rate
based on 1-month LIBOR less 0.25%.
Counterparty: Wachovia                                               Oct. 1, 2007            $  825,000               $(11,073)
Receive total return on Lehman Brothers
Baa 8.5+ Commercial Mortgage-Backed
Securities Index and pay a floating rate
based on 1-month LIBOR less 1.20%.
Counterparty: Citigroup                                              Nov. 1, 2007               200,000                 (2,099)
Receive total return on Lehman Brothers
Baa 8.5+ Commercial Mortgage-Backed
Securities Index and pay a floating rate
based on 1-month LIBOR less 1.05%.
Counterparty: Wachovia                                               Dec. 1, 2007               175,000                 (1,837)
Receive total return on Lehman Brothers
Baa 8.5+ Commercial Mortgage-Backed
Securities Index and pay a floating rate
based on 1-month LIBOR less 1.10%.
Counterparty: Citigroup                                              Dec. 1, 2007               200,000                 (2,115)
Receive spread on Lehman Brothers Baa
8.5+ Commercial Mortgage-Backed
Securities Index plus 1.00% times
notional amount plus spread return
amount, if such amount is positive, and
pay the absolute value of the spread
return amount, if such amount is
negative.
Counterparty: Citigroup                                              Jan. 1, 2008                50,000                     21
Receive total return on Lehman Brothers
Baa 8.5+ Commercial Mortgage-Backed
Securities Index and pay a floating rate
based on 1-month LIBOR plus 1.10%.
Counterparty: Wachovia                                               Jan. 1, 2008               200,000                 (2,091)
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                                 $(19,194)
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 124 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Diversified Bond Fund

                                                                                                                     UNREALIZED
                                                                    TERMINATION              NOTIONAL               APPRECIATION
                                                                       DATE                   AMOUNT               (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Receive total return on Lehman Brothers
Aaa 8.5+ Commercial Mortgage-Backed
Securities Index and pay a floating
rate based on 1-month LIBOR less 0.25%.
Counterparty: Wachovia                                              Oct. 1, 2007            $39,000,000              $(523,458)
Receive total return on Lehman Brothers
Baa 8.5+ Commercial Mortgage-Backed
Securities Index and pay a floating
rate based on 1-month LIBOR less 1.20%.
Counterparty: Citigroup                                             Nov. 1, 2007              8,700,000                (91,295)
Receive total return on Lehman Brothers
Baa 8.5+ Commercial Mortgage-Backed
Securities Index and pay a floating
rate based on 1-month LIBOR less 1.05%.
Counterparty: Wachovia                                              Dec. 1, 2007              7,800,000                (81,868)
Receive total return on Lehman Brothers
Baa 8.5+ Commercial Mortgage-Backed
Securities Index and pay a floating
rate based on 1-month LIBOR less 1.10%.
Counterparty: Citigroup                                             Dec. 1, 2007              8,625,000                (91,202)
Receive spread on Lehman Brothers Baa
8.5+ Commercial Mortgage-Backed
Securities Index plus 1.00% times
notional amount plus spread return
amount, if such amount is positive, and
pay the absolute value of the spread
return amount, if such amount is
negative.
Counterparty: Citigroup                                             Jan. 1, 2008              2,800,000                  1,171
Receive total return on Lehman Brothers
Baa 8.5+ Commercial Mortgage-Backed
Securities Index and pay a floating
rate based on 1-month LIBOR plus 1.10%.
Counterparty: Wachovia                                              Jan. 1, 2008              8,650,000                (90,453)
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                                $(877,105)
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  125

RiverSource VP - Global Bond Fund

                                                                                                                     UNREALIZED
                                                                     TERMINATION              NOTIONAL              APPRECIATION
                                                                        DATE                   AMOUNT              (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Receive total return on Lehman Brothers
Aaa 8.5+ Commercial Mortgage-Backed
Securities Index and pay a floating rate
based on 1-month LIBOR less 0.25%.
Counterparty: Wachovia                                               Oct. 1, 2007            $9,200,000              $(123,482)
Receive total return on Lehman Brothers
Baa 8.5+ Commercial Mortgage-Backed
Securities Index and pay a floating rate
based on 1-month LIBOR less 1.20%.
Counterparty: Citigroup                                              Nov. 1, 2007             2,400,000                (25,185)
Receive total return on Lehman Brothers
Baa 8.5+ Commercial Mortgage-Backed
Securities Index and pay a floating rate
based on 1-month LIBOR less 1.05%.
Counterparty: Wachovia                                               Dec. 1, 2007             2,150,000                (22,566)
Receive total return on Lehman Brothers
Baa 8.5+ Commercial Mortgage-Backed
Securities Index and pay a floating rate
based on 1-month LIBOR less 1.10%.
Counterparty: Citigroup                                              Dec. 1, 2007             2,400,000                (25,378)
Receive spread on Lehman Brothers Baa
8.5+ Commercial Mortgage-Backed
Securities Index plus 1.00% times
notional amount plus spread return
amount, if such amount is positive, and
pay the absolute value of the spread
return amount, if such amount is
negative.
Counterparty: Citigroup                                              Jan. 1, 2008               750,000                    314
Receive total return on Lehman Brothers
Baa 8.5+ Commercial Mortgage-Backed
Securities Index and pay a floating rate
based on 1-month LIBOR plus 1.10%.
Counterparty: Wachovia                                               Jan. 1, 2008             2,400,000                (25,097)
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                                $(221,394)
---------------------------------------------------------------------------------------------------------------------------------

RiverSource VP - High Yield Bond Fund

                                                                                                                     UNREALIZED
                                                                     TERMINATION              NOTIONAL              APPRECIATION
                                                                        DATE                   AMOUNT              (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Receive spread on Lehman Brothers Baa
8.5+ Commercial Mortgage-Backed
Securities Index plus 1.00% times
notional amount plus spread return
amount, if such amount is positive, and
pay the absolute value of the spread
return amount, if such amount is
negative.
Counterparty: Citigroup                                              Jan. 1, 2008            $3,900,000              $   1,630
Receive total return on Lehman Brothers
Baa 8.5+ Commercial Mortgage-Backed
Securities Index and pay a floating rate
based on 1-month LIBOR plus 1.10%.
Counterparty: Wachovia                                               Jan. 1, 2008             4,550,000                (47,579)
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                                $ (45,949)
---------------------------------------------------------------------------------------------------------------------------------

RiverSource VP - Income Opportunities Fund

                                                                                                                     UNREALIZED
                                                                     TERMINATION              NOTIONAL              APPRECIATION
                                                                        DATE                   AMOUNT              (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Receive total return on Lehman Brothers
Baa 8.5+ Commercial Mortgage-Backed
Securities Index and pay a floating rate
based on 1-month LIBOR plus 1.10%.
Counterparty: Wachovia                                               Jan. 1, 2008            $2,100,000              $ (21,960)
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 126 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

At June 30, 2007, the following Fund had open total return equity swap contracts:

RiverSource VP - Large Cap Equity Fund

                                                                                                                     UNREALIZED
                                                                     TERMINATION              NOTIONAL              APPRECIATION
                                                                        DATE                   AMOUNT              (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Receive total return on a basket of
large cap industrial securities and pay
a floating rate based on 1-month LIBOR
plus 0.20%.
Counterparty: Citigroup                                               May 7, 2008            $5,960,000              $ 230,762
Receive total return on a basket of
large cap health care securities and pay
a floating rate based on 1-month LIBOR
plus 0.20%.
Counterparty: Merrill Lynch                                         Oct. 17, 2007             6,970,000               (112,974)
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                                $ 117,788
---------------------------------------------------------------------------------------------------------------------------------

10. AFFILIATED MONEY MARKET FUND

Each Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

11. BANK BORROWINGS

Each Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby each Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Each Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables each Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Each Fund had no borrowings under the facility outstanding during the six months ended June 30, 2007.

12. FUND MERGERS

RiverSource VP - Large Cap Equity Fund

At the close of business on March 17, 2006, RiverSource VP - Large Cap Equity Fund acquired the assets and assumed the identified liabilities of RiverSource VP - New Dimensions Fund. This reorganization was completed after shareholders approved the plan on Feb. 15, 2006.

The aggregate net assets of RiverSource VP - Large Cap Equity Fund immediately before the acquisition were $2,554,119,500 and the combined net assets immediately after the acquisition were $4,350,292,892.

The merger was accomplished by a tax-free exchange of 108,210,452 shares of RiverSource VP - New Dimensions Fund valued at $1,796,173,392.

In exchange for the RiverSource VP - New Dimensions Fund shares and net assets, RiverSource VP - Large Cap Equity Fund issued 77,634,189 shares.

RiverSource VP - New Dimensions Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were $1,796,173,392, which includes $1,758,785,888 of capital stock, $135,799,449 of unrealized appreciation, ($98,521,967) of accumulated net realized loss and $110,022 of undistributed net investment income.

RiverSource VP - Mid Cap Growth Fund

At the close of business on March 17, 2006, RiverSource VP - Mid Cap Growth Fund acquired the assets and assumed the identified liabilities of RiverSource
VP - Strategy Aggressive Fund. This reorganization was completed after shareholders approved the plan on Feb. 15, 2006.

The aggregate net assets of RiverSource VP - Mid Cap Growth Fund immediately before the acquisition were $263,887,643 and the combined net assets immediately after the acquisition were $900,721,592.

The merger was accomplished by a tax-free exchange of 70,072,924 shares of RiverSource VP - Strategy Aggressive Fund valued at $636,833,949.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  127

In exchange for the RiverSource VP - Strategy Aggressive Fund shares and net assets, RiverSource VP - Mid Cap Growth Fund issued 51,642,855 shares.

RiverSource VP - Strategy Aggressive Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were $636,833,949, which includes $1,733,718,560 of capital stock, $59,822,571 of unrealized appreciation, ($1,156,578,196) of accumulated net realized loss and ($128,986) of temporary book-to-tax differences.

13. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, capital loss carry-overs at Dec. 31, 2006 were as follows:

FUND                                                              CARRY-OVER
------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                  $   35,624,602
RiverSource VP - Cash Management Fund                                      968
RiverSource VP - Core Bond Fund                                        636,372
RiverSource VP - Diversified Bond Fund(a)                          140,432,283
RiverSource VP - Global Bond Fund                                      527,778
RiverSource VP - Global Inflation Protected Securities Fund          1,165,851
RiverSource VP - Growth Fund                                        80,007,343
RiverSource VP - High Yield Bond Fund                              217,387,619
RiverSource VP - International Opportunity Fund(a)                 434,867,848
RiverSource VP - Large Cap Equity Fund(a)                          145,318,120
RiverSource VP - Mid Cap Growth Fund                             1,117,336,399
RiverSource VP - Short Duration U.S. Government Fund(a)             11,387,600
------------------------------------------------------------------------------

(a) As a result of a merger on July 9, 2004, the Fund acquired capital loss carry-overs, which are limited by the Internal Revenue Code Section 382, and unrealized capital gains.

At the end of the most recent fiscal year, if the capital loss carry-overs are not offset by subsequent capital gains, they will expire as follows:

FUND                                                             2007              2008               2009               2010
---------------------------------------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                $        --       $25,624,602       $         --       $         --
RiverSource VP - Cash Management Fund                                 818                --                 --                 --
RiverSource VP - Core Bond Fund                                        --                --                 --                 --
RiverSource VP - Diversified Bond Fund                         53,324,465        47,894,894          9,863,475         15,651,826
RiverSource VP - Global Bond Fund                                      --                --                 --                 --
RiverSource VP - Global Inflation Protected Securities
Fund                                                                   --                --                 --                 --
RiverSource VP - Growth Fund                                           --                --                 --         75,486,831
RiverSource VP - High Yield Bond Fund                                  --         9,616,792        100,694,093        106,316,241
RiverSource VP - International Opportunity Fund                        --        17,527,276        304,876,014         90,583,080
RiverSource VP - Large Cap Equity Fund                         27,959,838        34,622,634          7,516,387         75,219,261
RiverSource VP - Mid Cap Growth Fund                                   --       767,257,789        310,534,170         39,544,440
RiverSource VP - Short Duration U.S. Government Fund                   --                --                 --             68,450
---------------------------------------------------------------------------------------------------------------------------------

FUND                                           2011              2012              2013               2014               2015
---------------------------------------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund              $        --       $        --       $        --       $         --       $         --
RiverSource VP - Cash Management Fund                --                --               150                 --                 --
RiverSource VP - Core Bond Fund                      --                --           171,449            394,277             70,646
RiverSource VP - Diversified Bond Fund        4,231,263                --         7,546,166                 --          1,920,194
RiverSource VP - Global Bond Fund                    --                --           122,441            185,503            219,834
RiverSource VP - Global Inflation
Protected Securities Fund                            --                --                --          1,165,851                 --
RiverSource VP - Growth Fund                         --                --                --          3,482,953          1,037,559
RiverSource VP - High Yield Bond Fund                --                --           760,493                 --                 --
RiverSource VP - International
Opportunity Fund                             21,881,478                --                --                 --                 --
RiverSource VP - Large Cap Equity Fund               --                --                --                 --                 --
RiverSource VP - Mid Cap Growth Fund                 --                --                --                 --                 --
RiverSource VP - Short Duration U.S.
Government Fund                                      --         4,186,493         3,894,750          3,130,115            107,792
---------------------------------------------------------------------------------------------------------------------------------

The Funds, in connection with the mergers as described in Note 12, acquired the following capital loss carry-overs, which are limited by the Internal Revenue Code Section 382, and unrealized capital gains:

FUND                                                              CARRY-OVER
------------------------------------------------------------------------------
RiverSource VP - Large Cap Equity Fund                          $  252,134,353
RiverSource VP - Mid Cap Growth Fund                             1,130,500,468
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 128 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

In addition to the acquired capital loss carry-overs, the Funds also acquired unrealized capital gains as a result of the mergers.

The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-overs have been offset or expire.

14. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs may file a notice of appeal with the Eighth Circuit Court of Appeals within 30 days from the date of judgment.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT 129 possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

15. CHANGE OF FUND'S FISCAL YEAR

The By-Laws of RiverSource Variable Portfolio - Income Series, Inc., RiverSource Variable Portfolio - Investment Series, Inc., RiverSource Variable
Portfolio - Managed Series, Inc., RiverSource Variable Portfolio - Managers Series, Inc., and RiverSource Variable Portfolio - Money Market Series, Inc. were amended on April 13, 2006, changing their fiscal year end from Aug. 31 to Dec. 31, effective Dec. 31, 2006.

16. FINANCIAL HIGHLIGHTS

The following tables show certain important financial information for evaluating each Fund's results.

RiverSource VP - Balanced Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                    SIX MONTHS ENDED
                                     JUNE 30, 2007        PERIOD ENDED DEC. 31,
                                      (UNAUDITED)                2006(B)
Net asset value, beginning of
 period                                  $15.61                  $15.44
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .20                     .13
Net gains (losses) (both realized
 and unrealized)                            .46                    1.04
-------------------------------------------------------------------------------
Total from investment operations            .66                    1.17
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.23)                   (.10)
Distributions from realized gains          (.34)                   (.90)
-------------------------------------------------------------------------------
Total distributions                        (.57)                  (1.00)
-------------------------------------------------------------------------------
Net asset value, end of period           $15.70                  $15.61
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $1,957                  $2,071
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                         .84%(e)                 .84%(e)
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets       2.53%(e)                2.43%(e)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                     62%                     38%
-------------------------------------------------------------------------------
Total return(f)                           4.30%(g)                7.73%(g)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                      YEAR ENDED AUG. 31,
                                       2006              2005           2004           2003
Net asset value, beginning of
 period                                 $15.18         $14.17         $13.00         $12.32
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .41            .35            .31            .31
Net gains (losses) (both realized
 and unrealized)                           .72           1.02           1.17            .82
-------------------------------------------------------------------------------
Total from investment operations          1.13           1.37           1.48           1.13
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   (.41)          (.36)          (.31)          (.31)
Distributions from realized gains         (.46)            --             --           (.14)
-------------------------------------------------------------------------------
Total distributions                       (.87)          (.36)          (.31)          (.45)
-------------------------------------------------------------------------------
Net asset value, end of period          $15.44         $15.18         $14.17         $13.00
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                              $2,046         $2,437         $2,664         $2,416
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        .77%           .82%           .78%           .80%
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets      2.63%          2.34%          2.16%          2.48%
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                   130%           131%           133%           119%
-------------------------------------------------------------------------------
Total return(f)                          7.76%          9.68%         11.39%          9.40%
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

--------------------------------------------------------------------------------

 130 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Cash Management Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                    SIX MONTHS ENDED
                                     JUNE 30, 2007        PERIOD ENDED DEC. 31,
                                      (UNAUDITED)                2006(B)
Net asset value, beginning of
 period                                   $1.00                   $1.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .02                     .02
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.02)                   (.02)
-------------------------------------------------------------------------------
Net asset value, end of period            $1.00                   $1.00
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $1,188                  $1,055
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c)                             .60%(d)                 .60%(d)
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets       4.77%(d)                4.66%(d)
-------------------------------------------------------------------------------
Total return(e)                           2.40%(f)                1.54%(f)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                      YEAR ENDED AUG. 31,
                                       2006              2005           2004           2003
Net asset value, beginning of
 period                                  $1.00          $1.00          $1.00          $1.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .04            .02             --            .01
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   (.04)          (.02)            --           (.01)
-------------------------------------------------------------------------------
Net asset value, end of period           $1.00          $1.00          $1.00          $1.00
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                $999           $688           $773           $868
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c)                            .67%           .70%           .69%           .70%
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets      4.01%          1.88%           .47%           .72%
-------------------------------------------------------------------------------
Total return(e)                          4.01%          1.92%           .48%           .72%
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d)  Adjusted to an annual basis.
(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(f)  Not annualized.

RiverSource VP - Core Bond Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                    SIX MONTHS ENDED
                                     JUNE 30, 2007        PERIOD ENDED DEC. 31,
                                      (UNAUDITED)                2006(B)
Net asset value, beginning of
 period                                   $9.81                   $9.77
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .21                     .14
Net gains (losses) (both realized
 and unrealized)                           (.13)                    .04
-------------------------------------------------------------------------------
Total from investment operations            .08                     .18
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.21)                   (.14)
Distributions from realized gains            --                      --
-------------------------------------------------------------------------------
Total distributions                        (.21)                   (.14)
-------------------------------------------------------------------------------
Net asset value, end of period            $9.68                   $9.81
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $79                     $66
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .83%(g)                 .83%(g)
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets       4.43%(g)                4.28%(g)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                    173%                    106%
-------------------------------------------------------------------------------
Total return(h)                            .85%(i)                1.85%(i)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)

                                               YEAR ENDED AUG. 31,
                                       2006              2005        2004(C)
Net asset value, beginning of
 period                                 $10.05         $10.01          $9.98
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .39            .31            .14
Net gains (losses) (both realized
 and unrealized)                          (.26)           .04            .03
-------------------------------------------------------------------------------
Total from investment operations           .13            .35            .17
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   (.39)          (.31)          (.14)
Distributions from realized gains         (.02)            --             --
-------------------------------------------------------------------------------
Total distributions                       (.41)          (.31)          (.14)
-------------------------------------------------------------------------------
Net asset value, end of period           $9.77         $10.05         $10.01
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $63            $58            $36
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    .86%           .95%           .95%(g)
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets      3.97%          3.10%          2.33%(g)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                   319%           339%           221%
-------------------------------------------------------------------------------
Total return(h)                          1.38%          3.64%          1.67%(i)
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 0.89% for the six months ended June 30, 2007, 0.93% for the period ended Dec. 31, 2006 and 0.96%, 1.01% and 1.13% for the periods ended Aug. 31, 2006, 2005 and 2004, respectively.
(g)  Adjusted to an annual basis.
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)  Not annualized.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  131

RiverSource VP - Diversified Bond Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                    SIX MONTHS ENDED
                                     JUNE 30, 2007        PERIOD ENDED DEC. 31,
                                      (UNAUDITED)                2006(B)
Net asset value, beginning of
 period                                  $10.47                  $10.39
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .24                     .16
Net gains (losses) (both realized
 and unrealized)                           (.14)                    .08
-------------------------------------------------------------------------------
Total from investment operations            .10                     .24
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.24)                   (.16)
-------------------------------------------------------------------------------
Net asset value, end of period           $10.33                  $10.47
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $3,427                  $2,745
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                         .73%(e)                 .74%(e)
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets       4.73%(e)                4.57%(e)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                    167%                    109%
-------------------------------------------------------------------------------
Total return(f)                           1.04%(g)                2.32%(g)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                      YEAR ENDED AUG. 31,
                                       2006              2005           2004           2003
Net asset value, beginning of
 period                                 $10.66         $10.62         $10.40         $10.38
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .43            .39            .38            .44
Net gains (losses) (both realized
 and unrealized)                          (.27)           .06            .22            .02
-------------------------------------------------------------------------------
Total from investment operations           .16            .45            .60            .46
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   (.43)          (.41)          (.38)          (.44)
-------------------------------------------------------------------------------
Net asset value, end of period          $10.39         $10.66         $10.62         $10.40
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                              $2,325         $1,824         $1,696         $1,765
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        .80%           .82%           .81%           .81%
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets      4.15%          3.65%          3.60%          4.23%
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                   292%           293%           295%           251%
-------------------------------------------------------------------------------
Total return(f)                          1.58%          4.27%          5.84%          4.50%
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

RiverSource VP - Diversified Equity Income Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                    SIX MONTHS ENDED
                                     JUNE 30, 2007        PERIOD ENDED DEC. 31,
                                      (UNAUDITED)                2006(B)
Net asset value, beginning of
 period                                  $15.48                  $15.09
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .12                     .07
Net gains (losses) (both realized
 and unrealized)                           1.67                    1.33
-------------------------------------------------------------------------------
Total from investment operations           1.79                    1.40
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.14)                   (.05)
Distributions from realized gains          (.17)                   (.96)
-------------------------------------------------------------------------------
Total distributions                        (.31)                  (1.01)
-------------------------------------------------------------------------------
Net asset value, end of period           $16.96                  $15.48
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $4,087                  $3,446
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                         .79%(e)                 .91%(e)
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets       1.56%(e)                1.39%(e)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                     16%                      5%
-------------------------------------------------------------------------------
Total return(f)                          11.75%(g)                9.37%(g)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                      YEAR ENDED AUG. 31,
                                       2006              2005           2004           2003
Net asset value, beginning of
 period                                 $13.83         $11.17          $9.65          $8.41
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .23            .20            .17            .17
Net gains (losses) (both realized
 and unrealized)                          1.80           2.65           1.51           1.24
-------------------------------------------------------------------------------
Total from investment operations          2.03           2.85           1.68           1.41
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   (.22)          (.19)          (.16)          (.17)
Distributions from realized gains         (.55)            --             --             --
-------------------------------------------------------------------------------
Total distributions                       (.77)          (.19)          (.16)          (.17)
-------------------------------------------------------------------------------
Net asset value, end of period          $15.09         $13.83         $11.17          $9.65
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                              $2,877         $1,679           $843           $370
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        .91%           .84%           .86%           .76%
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets      1.61%          1.66%          1.77%          2.13%
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                    27%            25%            19%            39%
-------------------------------------------------------------------------------
Total return(f)                         15.19%         25.59%         17.53%         17.00%
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

--------------------------------------------------------------------------------

 132 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Emerging Markets Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                    SIX MONTHS ENDED
                                     JUNE 30, 2007        PERIOD ENDED DEC. 31,
                                      (UNAUDITED)                2006(B)
Net asset value, beginning of
 period                                  $17.35                  $16.32
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .08                    (.02)
Net gains (losses) (both realized
 and unrealized)                           2.39                    3.21
-------------------------------------------------------------------------------
Total from investment operations           2.47                    3.19
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.06)                     --
Distributions from realized gains         (1.00)                  (2.16)
-------------------------------------------------------------------------------
Total distributions                       (1.06)                  (2.16)
-------------------------------------------------------------------------------
Net asset value, end of period           $18.76                  $17.35
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $685                    $548
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.53%(e)                1.51%(e)
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets        .97%(e)                (.36%)(e)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                     58%                     46%
-------------------------------------------------------------------------------
Total return(g)                          14.94%(h)               20.17%(h)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                      YEAR ENDED AUG. 31,
                                       2006              2005           2004           2003
Net asset value, beginning of
 period                                 $13.14          $9.80          $8.44          $7.04
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .09            .06            .09            .04
Net gains (losses) (both realized
 and unrealized)                          3.85           3.72           1.39           1.38
-------------------------------------------------------------------------------
Total from investment operations          3.94           3.78           1.48           1.42
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   (.06)          (.06)          (.12)          (.02)
Distributions from realized gains         (.70)          (.38)            --             --
-------------------------------------------------------------------------------
Total distributions                       (.76)          (.44)          (.12)          (.02)
-------------------------------------------------------------------------------
Net asset value, end of period          $16.32         $13.14          $9.80          $8.44
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                $427           $192            $46            $16
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                       1.54%          1.55%          1.61%(f)       1.75%(f)
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets       .68%           .58%           .65%           .67%
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                   146%           120%           117%           191%
-------------------------------------------------------------------------------
Total return(g)                         30.97%         39.60%         17.63%         20.25%
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.67% and 2.04% for the years ended Aug. 31, 2004 and 2003, respectively.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h)  Not annualized.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  133

RiverSource VP - Fundamental Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                    SIX MONTHS ENDED
                                                     JUNE 30, 2007        PERIOD ENDED DEC. 31,
                                                      (UNAUDITED)                2006(B)
Net asset value, beginning of period                     $10.92                  $10.03
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                .09                     .03
Net gains (losses) (both realized and unrealized)           .62                     .91
-----------------------------------------------------------------------------------------------
Total from investment operations                            .71                     .94
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.09)                   (.02)
Distributions from realized gains                            --                    (.02)
Tax return of capital                                        --                    (.01)
-----------------------------------------------------------------------------------------------
Total distributions                                        (.09)                   (.05)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                           $11.54                  $10.92
-----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $640                    $397
-----------------------------------------------------------------------------------------------
Ratio of expenses to average daily net
 assets(d),(e)                                             .99%(f)                1.02%(f)
-----------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
 daily net assets                                         1.12%(f)                 .83%(f)
-----------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
 securities)                                                 2%                      3%
-----------------------------------------------------------------------------------------------
Total return(h)                                           6.26%(i)                9.30%(i)
-----------------------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                     YEAR ENDED AUG. 31,
                                                           2006(C)
Net asset value, beginning of period                       $10.06
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  .02
Net gains (losses) (both realized and unrealized)            (.03)
-----------------------------------------------------------------------------------------------
Total from investment operations                             (.01)
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                         (.02)
Distributions from realized gains                              --
Tax return of capital                                          --
-----------------------------------------------------------------------------------------------
Total distributions                                          (.02)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                             $10.03
-----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                      $232
-----------------------------------------------------------------------------------------------
Ratio of expenses to average daily net
 assets(d),(e)                                              1.07%(f),(g)
-----------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
 daily net assets                                           1.27%(f)
-----------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
 securities)                                                   3%
-----------------------------------------------------------------------------------------------
Total return(h)                                             (.05%)(i)
-----------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from May 1, 2006 (date the Fund became available) to Aug. 31, 2006.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses would have been 1.15% for the period ended Aug. 31, 2006.
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)  Not annualized.

RiverSource VP - Global Bond Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                    SIX MONTHS ENDED
                                     JUNE 30, 2007        PERIOD ENDED DEC. 31,
                                      (UNAUDITED)                2006(B)
Net asset value, beginning of
 period                                  $10.90                  $10.79
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .18                     .12
Net gains (losses) (both realized
 and unrealized)                           (.10)                    .11
-------------------------------------------------------------------------------
Total from investment operations            .08                     .23
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.18)                   (.12)
Distributions from realized gains            --                      --
-------------------------------------------------------------------------------
Total distributions                        (.18)                   (.12)
-------------------------------------------------------------------------------
Net asset value, end of period           $10.80                  $10.90
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $944                    $782
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.02%(e)                1.00%(e)
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets       3.25%(e)                3.22%(e)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                     35%                     20%
-------------------------------------------------------------------------------
Total return(f)                            .70%(g)                2.15%(g)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                      YEAR ENDED AUG. 31,
                                       2006              2005           2004           2003
Net asset value, beginning of
 period                                 $11.02         $10.82         $10.40         $10.02
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .30            .34            .35            .34
Net gains (losses) (both realized
 and unrealized)                          (.17)           .39            .73            .61
-------------------------------------------------------------------------------
Total from investment operations           .13            .73           1.08            .95
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   (.31)          (.53)          (.66)          (.57)
Distributions from realized gains         (.05)            --             --             --
-------------------------------------------------------------------------------
Total distributions                       (.36)          (.53)          (.66)          (.57)
-------------------------------------------------------------------------------
Net asset value, end of period          $10.79         $11.02         $10.82         $10.40
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                $692           $575           $409           $312
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                       1.06%          1.08%          1.08%          1.09%
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets      2.85%          2.63%          2.76%          3.08%
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                    65%            79%           105%           102%
-------------------------------------------------------------------------------
Total return(f)                          1.27%          6.75%         10.57%          9.56%
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

--------------------------------------------------------------------------------

 134 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Global Inflation Protected Securities Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                    SIX MONTHS ENDED
                                     JUNE 30, 2007        PERIOD ENDED DEC. 31,
                                      (UNAUDITED)                2006(B)
Net asset value, beginning of
 period                                   $9.76                  $10.04
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .33                     .06
Net gains (losses) (both realized
 and unrealized)                           (.34)                   (.10)
-------------------------------------------------------------------------------
Total from investment operations           (.01)                   (.04)
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.08)                   (.24)
Distributions from realized gains            --                      --
-------------------------------------------------------------------------------
Total distributions                        (.08)                   (.24)
-------------------------------------------------------------------------------
Net asset value, end of period            $9.67                   $9.76
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $837                    $582
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                         .72%(f),(g)             .72%(f)
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets       5.25%(f)                1.09%(f)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                     34%                     --%
-------------------------------------------------------------------------------
Total return(h)                           (.16%)(i)               (.49%)(i)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)

                                       YEAR ENDED AUG. 31,
                                       2006           2005(C)
Net asset value, beginning of
 period                                 $10.19         $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .47            .32
Net gains (losses) (both realized
 and unrealized)                          (.26)           .19
-------------------------------------------------------------------------------
Total from investment operations           .21            .51
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   (.34)          (.32)
Distributions from realized gains         (.02)            --
-------------------------------------------------------------------------------
Total distributions                       (.36)          (.32)
-------------------------------------------------------------------------------
Net asset value, end of period          $10.04         $10.19
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                $403           $116
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                        .72%(g)        .75%(f),(g)
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets      4.23%          3.42%(f)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                    75%            29%
-------------------------------------------------------------------------------
Total return(h)                          2.18%          5.22%(i)
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from Sept. 13, 2004 (date the Fund became available) to Aug. 31, 2005.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 0.74% for the six months ended June 30, 2007 and 0.77% and 0.87% for the periods ended Aug. 31, 2006 and 2005, respectively.
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)  Not annualized.

RiverSource VP - Growth Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                    SIX MONTHS ENDED
                                     JUNE 30, 2007        PERIOD ENDED DEC. 31,
                                      (UNAUDITED)                2006(B)
Net asset value, beginning of
 period                                   $7.50                   $6.93
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .06                     .01
Net gains (losses) (both realized
 and unrealized)                            .37                     .57
-------------------------------------------------------------------------------
Total from investment operations            .43                     .58
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.07)                   (.01)
-------------------------------------------------------------------------------
Net asset value, end of period            $7.86                   $7.50
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $666                    $640
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                         .96%(e)                1.01%(e)
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets       1.53%(e)                 .59%(e)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                     58%                     30%
-------------------------------------------------------------------------------
Total return(f)                           5.78%(g)                8.27%(g)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                      YEAR ENDED AUG. 31,
                                       2006              2005           2004           2003
Net asset value, beginning of
 period                                  $6.61          $5.69          $5.45          $5.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .06            .03            .02            .01
Net gains (losses) (both realized
 and unrealized)                           .33            .91            .24            .45
-------------------------------------------------------------------------------
Total from investment operations           .39            .94            .26            .46
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   (.07)          (.02)          (.02)          (.01)
-------------------------------------------------------------------------------
Net asset value, end of period           $6.93          $6.61          $5.69          $5.45
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                $612           $392           $261           $223
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        .91%           .92%           .85%           .99%
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets      1.04%           .42%           .27%           .20%
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                   156%           154%           192%           199%
-------------------------------------------------------------------------------
Total return(f)                          5.79%         16.74%          4.64%          9.29%
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  135

RiverSource VP - High Yield Bond Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                    SIX MONTHS ENDED
                                     JUNE 30, 2007        PERIOD ENDED DEC. 31,
                                      (UNAUDITED)                2006(B)
Net asset value, beginning of
 period                                   $6.85                   $6.68
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .24                     .16
Net gains (losses) (both realized
 and unrealized)                           (.01)                    .19
-------------------------------------------------------------------------------
Total from investment operations            .23                     .35
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.24)                   (.18)
-------------------------------------------------------------------------------
Net asset value, end of period            $6.84                   $6.85
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $1,215                  $1,216
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                         .87%(e)                 .88%(e)
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets       7.00%(e)                7.35%(e)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                     52%                     29%
-------------------------------------------------------------------------------
Total return(f)                           3.29%(g)                5.43%(g)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                      YEAR ENDED AUG. 31,
                                       2006              2005           2004           2003
Net asset value, beginning of
 period                                  $6.76          $6.60          $6.22          $5.66
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .47            .44            .47            .48
Net gains (losses) (both realized
 and unrealized)                          (.09)           .16            .38            .54
-------------------------------------------------------------------------------
Total from investment operations           .38            .60            .85           1.02
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   (.46)          (.44)          (.47)          (.46)
-------------------------------------------------------------------------------
Net asset value, end of period           $6.68          $6.76          $6.60          $6.22
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                              $1,192         $1,246         $1,130           $843
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        .87%           .83%           .82%           .83%
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets      7.02%          6.58%          7.30%          8.31%
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                   106%           106%           139%           141%
-------------------------------------------------------------------------------
Total return(f)                          5.76%          9.31%         14.03%         18.81%
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

RiverSource VP - Income Opportunities Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                    SIX MONTHS ENDED
                                     JUNE 30, 2007        PERIOD ENDED DEC. 31,
                                      (UNAUDITED)                2006(B)
Net asset value, beginning of
 period                                  $10.32                  $10.08
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .34                     .22
Net gains (losses) (both realized
 and unrealized)                           (.08)                    .24
-------------------------------------------------------------------------------
Total from investment operations            .26                     .46
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.34)                   (.22)
Distributions from realized gains          (.03)                     --
-------------------------------------------------------------------------------
Total distributions                        (.37)                   (.22)
-------------------------------------------------------------------------------
Net asset value, end of period           $10.21                  $10.32
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $626                    $409
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                         .91%(f)                 .90%(f)
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets       6.66%(f)                6.72%(f)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                     45%                     29%
-------------------------------------------------------------------------------
Total return(h)                           2.49%(i)                4.66%(i)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)

                                               YEAR ENDED AUG. 31,
                                       2006              2005        2004(C)
Net asset value, beginning of
 period                                 $10.39         $10.29          $9.93
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .64            .59            .15
Net gains (losses) (both realized
 and unrealized)                          (.26)           .18            .36
-------------------------------------------------------------------------------
Total from investment operations           .38            .77            .51
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   (.64)          (.59)          (.15)
Distributions from realized gains         (.05)          (.08)            --
-------------------------------------------------------------------------------
Total distributions                       (.69)          (.67)          (.15)
-------------------------------------------------------------------------------
Net asset value, end of period          $10.08         $10.39         $10.29
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                $259            $45            $16
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                        .96%           .99%(g)        .99%(f),(g)
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets      6.39%          5.69%          6.03%(f)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                    87%            93%            36%
-------------------------------------------------------------------------------
Total return(h)                          3.76%          7.73%          5.17%(i)
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from June 1, 2004 (date the Fund became available) to Aug. 31, 2004.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.03% and 1.55% for the periods ended Aug. 31, 2005 and 2004, respectively.
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)  Not annualized.

--------------------------------------------------------------------------------

 136 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - International Opportunity Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                    SIX MONTHS ENDED
                                     JUNE 30, 2007        PERIOD ENDED DEC. 31,
                                      (UNAUDITED)                2006(B)
Net asset value, beginning of
 period                                  $13.19                  $12.24
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .11                     .02
Net gains (losses) (both realized
 and unrealized)                           1.20                    1.04
-------------------------------------------------------------------------------
Total from investment operations           1.31                    1.06
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.11)                   (.10)
Tax return of capital                        --                    (.01)
-------------------------------------------------------------------------------
Total distributions                        (.11)                   (.11)
-------------------------------------------------------------------------------
Net asset value, end of period           $14.39                  $13.19
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $1,303                  $1,311
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.02%(e)                1.08%(e)
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets       1.55%(e)                 .55%(e)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                     47%                     20%
-------------------------------------------------------------------------------
Total return(f)                           9.95%(g)                8.72%(g)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                      YEAR ENDED AUG. 31,
                                       2006              2005           2004           2003
Net asset value, beginning of
 period                                 $10.02          $8.23          $7.19          $7.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .12            .11            .08            .08
Net gains (losses) (both realized
 and unrealized)                          2.27           1.80           1.05            .16
-------------------------------------------------------------------------------
Total from investment operations          2.39           1.91           1.13            .24
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   (.17)          (.12)          (.09)          (.05)
Tax return of capital                       --             --             --             --
-------------------------------------------------------------------------------
Total distributions                       (.17)          (.12)          (.09)          (.05)
-------------------------------------------------------------------------------
Net asset value, end of period          $12.24         $10.02          $8.23          $7.19
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                              $1,266         $1,184           $974           $738
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                       1.12%          1.04%           .98%          1.06%
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets      1.04%          1.19%           .99%          1.19%
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                    74%            90%           142%           102%
-------------------------------------------------------------------------------
Total return(f)                         23.82%         23.29%         15.77%          3.48%
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

RiverSource VP - Large Cap Equity Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                    SIX MONTHS ENDED
                                     JUNE 30, 2007        PERIOD ENDED DEC. 31,
                                      (UNAUDITED)                2006(B)
Net asset value, beginning of
 period                                  $25.04                  $22.91
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .19                     .09
Net gains (losses) (both realized
 and unrealized)                           1.38                    2.10
-------------------------------------------------------------------------------
Total from investment operations           1.57                    2.19
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.22)                   (.06)
-------------------------------------------------------------------------------
Net asset value, end of period           $26.39                  $25.04
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $3,506                  $3,737
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                         .87%(e)                 .83%(e)
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets       1.44%(e)                1.16%(e)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                     35%                     21%
-------------------------------------------------------------------------------
Total return(f)                           6.29%(g)                9.59%(g)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                      YEAR ENDED AUG. 31,
                                       2006              2005           2004           2003
Net asset value, beginning of
 period                                 $21.48         $19.32         $18.04         $16.48
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .29            .24            .14            .10
Net gains (losses) (both realized
 and unrealized)                          1.43           2.15           1.28           1.56
-------------------------------------------------------------------------------
Total from investment operations          1.72           2.39           1.42           1.66
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   (.29)          (.23)          (.14)          (.10)
-------------------------------------------------------------------------------
Net asset value, end of period          $22.91         $21.48         $19.32         $18.04
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                              $3,733         $2,510         $2,535         $1,982
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        .82%           .80%           .85%           .85%
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets      1.30%          1.13%           .72%           .62%
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                    85%           132%           114%           115%
-------------------------------------------------------------------------------
Total return(f)                          8.02%         12.42%          7.87%         10.16%
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  137

RiverSource VP - Large Cap Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                    SIX MONTHS ENDED
                                     JUNE 30, 2007        PERIOD ENDED DEC. 31,
                                      (UNAUDITED)                2006(B)
Net asset value, beginning of
 period                                  $12.23                  $11.71
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .08                     .05
Net gains (losses) (both realized
 and unrealized)                            .64                    1.13
-------------------------------------------------------------------------------
Total from investment operations            .72                    1.18
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.08)                   (.05)
Distributions from realized gains          (.05)                   (.61)
-------------------------------------------------------------------------------
Total distributions                        (.13)                   (.66)
-------------------------------------------------------------------------------
Net asset value, end of period           $12.82                  $12.23
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $27                     $25
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.05%(g)                1.05%(g)
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets       1.28%(g)                1.33%(g)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                     23%                     13%
-------------------------------------------------------------------------------
Total return(h)                           5.92%(i)               10.15%(i)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)

                                               YEAR ENDED AUG. 31,
                                       2006              2005        2004(C)
Net asset value, beginning of
 period                                 $10.99         $10.00          $9.99
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .17            .14            .05
Net gains (losses) (both realized
 and unrealized)                           .98           1.06            .02
-------------------------------------------------------------------------------
Total from investment operations          1.15           1.20            .07
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   (.17)          (.14)          (.06)
Distributions from realized gains         (.26)          (.07)            --
-------------------------------------------------------------------------------
Total distributions                       (.43)          (.21)          (.06)
-------------------------------------------------------------------------------
Net asset value, end of period          $11.71         $10.99         $10.00
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $21            $15             $7
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                   1.02%          1.05%          1.05%(g)
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets      1.55%          1.37%          1.03%(g)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                    49%            52%            24%
-------------------------------------------------------------------------------
Total return(h)                         10.75%         12.04%           .69%(i)
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.08% for the period ended June 30, 2007, 1.23% for the period ended Dec. 31, 2006 and 1.20%, 2.55% and 2.85% for the periods ended Aug. 31, 2006, 2005 and 2004, respectively.
(g)  Adjusted to an annual basis.
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)  Not annualized.

RiverSource VP - Mid Cap Growth Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                    SIX MONTHS ENDED
                                     JUNE 30, 2007        PERIOD ENDED DEC. 31,
                                      (UNAUDITED)                2006(B)
Net asset value, beginning of
 period                                  $11.42                  $10.96
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .03                     .03
Net gains (losses) (both realized
 and unrealized)                           1.28                     .91
-------------------------------------------------------------------------------
Total from investment operations           1.31                     .94
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.01)                   (.03)
Distributions from realized gains          (.12)                   (.45)
-------------------------------------------------------------------------------
Total distributions                        (.13)                   (.48)
-------------------------------------------------------------------------------
Net asset value, end of period           $12.60                  $11.42
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $653                    $690
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                         .84%(e)                 .88%(e)
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets        .41%(e)                 .70%(e)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                     37%                     24%
-------------------------------------------------------------------------------
Total return(f)                          11.55%(g)                8.54%(g)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                      YEAR ENDED AUG. 31,
                                       2006              2005           2004           2003
Net asset value, beginning of
 period                                 $12.43         $10.11         $10.09          $8.54
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)              (.01)          (.04)          (.05)          (.05)
Net gains (losses) (both realized
 and unrealized)                          (.44)          2.36            .07           1.60
-------------------------------------------------------------------------------
Total from investment operations          (.45)          2.32            .02           1.55
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                     --             --             --             --
Distributions from realized gains        (1.02)            --             --             --
-------------------------------------------------------------------------------
Total distributions                      (1.02)            --             --             --
-------------------------------------------------------------------------------
Net asset value, end of period          $10.96         $12.43         $10.11         $10.09
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                $709           $255           $225           $170
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        .92%           .82%           .85%          1.06%
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets      (.14%)         (.32%)         (.49%)         (.71%)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                    43%            34%            25%            19%
-------------------------------------------------------------------------------
Total return(f)                         (4.43%)        23.03%           .13%         18.20%
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

--------------------------------------------------------------------------------

 138 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Mid Cap Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                    SIX MONTHS ENDED
                                     JUNE 30, 2007        PERIOD ENDED DEC. 31,
                                      (UNAUDITED)                2006(B)
Net asset value, beginning of
 period                                  $13.49                  $12.65
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .10                     .05
Net gains (losses) (both realized
 and unrealized)                           1.96                     .98
-------------------------------------------------------------------------------
Total from investment operations           2.06                    1.03
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.05)                   (.05)
Distributions from realized gain           (.01)                   (.14)
-------------------------------------------------------------------------------
Total distributions                        (.06)                   (.19)
-------------------------------------------------------------------------------
Net asset value, end of period           $15.49                  $13.49
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $572                    $370
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                         .98%(f)                1.07%(f)
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets       1.52%(f)                1.23%(f)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                     17%                      4%
-------------------------------------------------------------------------------
Total return(h)                          15.41%(i)                8.07%(i)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)

                                       YEAR ENDED AUG. 31,
                                       2006           2005(C)
Net asset value, beginning of
 period                                 $11.42         $10.15
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .09            .01
Net gains (losses) (both realized
 and unrealized)                          1.27           1.28
-------------------------------------------------------------------------------
Total from investment operations          1.36           1.29
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   (.09)          (.02)
Distributions from realized gain          (.04)            --
-------------------------------------------------------------------------------
Total distributions                       (.13)          (.02)
-------------------------------------------------------------------------------
Net asset value, end of period          $12.65         $11.42
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                $228             $7
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                       1.11%(g)       1.08%(f),(g)
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets      1.02%           .62%(f)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                    60%             7%
-------------------------------------------------------------------------------
Total return(h)                         11.93%         12.70%(i)
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from May 2, 2005 (date the Fund became available) to Aug. 31, 2005.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.44% and 2.97% for the periods ended Aug. 31, 2006 and 2005, respectively.
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)  Not annualized.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  139

RiverSource VP - S&P 500 Index Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                    SIX MONTHS ENDED
                                     JUNE 30, 2007        PERIOD ENDED DEC. 31,
                                      (UNAUDITED)                2006(B)
Net asset value, beginning of
 period                                   $9.59                   $8.85
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .07                     .04
Net gains (losses) (both realized
 and unrealized)                            .57                     .77
-------------------------------------------------------------------------------
Total from investment operations            .64                     .81
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.09)                   (.03)
Distributions from realized gains          (.07)                   (.04)
-------------------------------------------------------------------------------
Total distributions                        (.16)                   (.07)
-------------------------------------------------------------------------------
Net asset value, end of period           $10.07                   $9.59
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $406                    $392
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d),(e)                     .50%(f)                 .50%(f)
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets       1.45%(f)                1.44%(f)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                      2%                      2%
-------------------------------------------------------------------------------
Total return(g)                           6.72%(h)                9.27%(h)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                      YEAR ENDED AUG. 31,
                                       2006              2005           2004           2003
Net asset value, beginning of
 period                                  $8.30          $7.54          $6.88          $6.24
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .13            .13            .09            .08
Net gains (losses) (both realized
 and unrealized)                           .57            .76            .66            .64
-------------------------------------------------------------------------------
Total from investment operations           .70            .89            .75            .72
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   (.13)          (.13)          (.09)          (.08)
Distributions from realized gains         (.02)            --             --             --
-------------------------------------------------------------------------------
Total distributions                       (.15)          (.13)          (.09)          (.08)
-------------------------------------------------------------------------------
Net asset value, end of period           $8.85          $8.30          $7.54          $6.88
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                $367           $367           $283           $171
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d),(e)                    .50%           .50%           .49%           .50%
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets      1.46%          1.65%          1.21%          1.31%
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                     6%             5%            --%             5%
-------------------------------------------------------------------------------
Total return(g)                          8.38%(i)      11.98%         10.84%         11.51%
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 0.52% for the six months ended June 30, 2007, 0.51% for the period ended Dec. 31, 2006 and 0.53%, 0.56%, 0.57%, and 0.64% for the years ended Aug. 31, 2006, 2005, 2004 and 2003, respectively.
(f)  Adjusted to an annual basis.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h)  Not annualized.
(i) The Fund received a one time transaction fee reimbursement by Ameriprise Trust Company. Had the Fund not received this reimbursement, the total return would have been lower by 0.06%.

--------------------------------------------------------------------------------

 140 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Select Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                    SIX MONTHS ENDED
                                     JUNE 30, 2007        PERIOD ENDED DEC. 31,
                                      (UNAUDITED)                2006(B)
Net asset value, beginning of
 period                                  $11.37                  $11.72
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .05                     .04
Net gains (losses) (both realized
 and unrealized)                           1.22                     .79
-------------------------------------------------------------------------------
Total from investment operations           1.27                     .83
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.06)                   (.03)
Distributions from realized gains          (.11)                  (1.15)
-------------------------------------------------------------------------------
Total distributions                        (.17)                  (1.18)
-------------------------------------------------------------------------------
Net asset value, end of period           $12.47                  $11.37
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $33                     $28
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.02%(g)                1.09%(g)
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets        .85%(g)                 .95%(g)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                     45%                    112%
-------------------------------------------------------------------------------
Total return(h)                          11.19%(i)                7.13%(i)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)

                                               YEAR ENDED AUG. 31,
                                       2006              2005        2004(C)
Net asset value, beginning of
 period                                 $11.45          $9.95          $9.98
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .25            .05            .02
Net gains (losses) (both realized
 and unrealized)                           .44           1.55           (.03)
-------------------------------------------------------------------------------
Total from investment operations           .69           1.60           (.01)
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   (.25)          (.05)          (.02)
Distributions from realized gains         (.17)          (.05)            --
-------------------------------------------------------------------------------
Total distributions                       (.42)          (.10)          (.02)
-------------------------------------------------------------------------------
Net asset value, end of period          $11.72         $11.45          $9.95
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $27            $23             $9
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                   1.08%          1.15%          1.15%(g)
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets      2.19%           .45%           .50%(g)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                    35%            31%            13%
-------------------------------------------------------------------------------
Total return(h)                          6.17%         16.18%          (.11%)(i)
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.65% for the six months ended June 30, 2007, 1.22% for the period ended Dec. 31, 2006 and 1.19%, 1.17% and 1.97% for the periods ended Aug. 31, 2006, 2005 and 2004, respectively.
(g)  Adjusted to an annual basis.
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)  Not annualized.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  141

RiverSource VP - Short Duration U.S. Government Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                    SIX MONTHS ENDED
                                     JUNE 30, 2007        PERIOD ENDED DEC. 31,
                                      (UNAUDITED)                2006(B)
Net asset value, beginning of
 period                                  $10.13                  $10.11
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .21                     .13
Net gains (losses) (both realized
 and unrealized)                           (.04)                    .02
-------------------------------------------------------------------------------
Total from investment operations            .17                     .15
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.21)                   (.13)
Distributions from realized gains            --                      --
-------------------------------------------------------------------------------
Total distributions                        (.21)                   (.13)
-------------------------------------------------------------------------------
Net asset value, end of period           $10.09                  $10.13
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $452                    $457
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                         .78%(e)                 .77%(e)
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets       4.22%(e)                3.97%(e)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                     80%                     58%
-------------------------------------------------------------------------------
Total return(f)                           1.71%(g)                1.55%(g)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                      YEAR ENDED AUG. 31,
                                       2006              2005           2004           2003
Net asset value, beginning of
 period                                 $10.21         $10.34         $10.46         $10.55
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .36            .27            .25            .27
Net gains (losses) (both realized
 and unrealized)                          (.10)          (.13)          (.07)          (.05)
-------------------------------------------------------------------------------
Total from investment operations           .26            .14            .18            .22
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   (.36)          (.27)          (.25)          (.27)
Distributions from realized gains           --             --           (.05)          (.04)
-------------------------------------------------------------------------------
Total distributions                       (.36)          (.27)          (.30)          (.31)
-------------------------------------------------------------------------------
Net asset value, end of period          $10.11         $10.21         $10.34         $10.46
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                $463           $484           $506           $479
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        .82%           .83%           .82%           .82%
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets      3.55%          2.67%          2.36%          2.47%
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                   236%           171%           135%           179%
-------------------------------------------------------------------------------
Total return(f)                          2.61%          1.43%          1.70%          2.06%
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

RiverSource VP - Small Cap Advantage Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                    SIX MONTHS ENDED
                                     JUNE 30, 2007        PERIOD ENDED DEC. 31,
                                      (UNAUDITED)                2006(B)
Net asset value, beginning of
 period                                  $13.03                  $13.80
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .02                     .01
Net gains (losses) (both realized
 and unrealized)                            .79                    1.11
-------------------------------------------------------------------------------
Total from investment operations            .81                    1.12
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.01)                   (.01)
Distributions from realized gains          (.59)                  (1.88)
-------------------------------------------------------------------------------
Total distributions                        (.60)                  (1.89)
-------------------------------------------------------------------------------
Net asset value, end of period           $13.24                  $13.03
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $208                    $220
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.01%(e)                1.08%(e)
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets        .33%(e)                 .22%(e)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                     73%                     74%
-------------------------------------------------------------------------------
Total return(f)                           6.51%(g)                8.14%(g)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                      YEAR ENDED AUG. 31,
                                       2006              2005           2004           2003
Net asset value, beginning of
 period                                 $15.11         $12.64         $11.25          $8.79
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                --           (.04)          (.05)          (.02)
Net gains (losses) (both realized
 and unrealized)                           .61           3.14           1.44           2.48
-------------------------------------------------------------------------------
Total from investment operations           .61           3.10           1.39           2.46
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                     --             --             --             --
Distributions from realized gains        (1.92)          (.63)            --             --
-------------------------------------------------------------------------------
Total distributions                      (1.92)          (.63)            --             --
-------------------------------------------------------------------------------
Net asset value, end of period          $13.80         $15.11         $12.64         $11.25
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                $218           $235           $184           $102
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                       1.06%          1.07%          1.10%          1.19%
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets      (.02%)         (.28%)         (.42%)         (.20%)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                   132%           112%           104%           124%
-------------------------------------------------------------------------------
Total return(f)                          4.40%         24.88%         12.40%         27.96%
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it may invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

--------------------------------------------------------------------------------

 142 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP -- Small Cap Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                    SIX MONTHS ENDED
                                     JUNE 30, 2007        PERIOD ENDED DEC. 31,
                                      (UNAUDITED)                2006(B)
Net asset value, beginning of
 period                                  $14.89                  $15.06
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .04                     .02
Net gains (losses) (both realized
 and unrealized)                            .95                    1.46
-------------------------------------------------------------------------------
Total from investment operations            .99                    1.48
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    (.06)                   (.02)
Distributions from realized gains          (.41)                  (1.63)
-------------------------------------------------------------------------------
Total distributions                        (.47)                  (1.65)
-------------------------------------------------------------------------------
Net asset value, end of period           $15.41                  $14.89
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $729                    $619
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.27%(e),(f)            1.26%(e),(f)
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets        .52%(e)                 .48%(e)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                     32%                     23%
-------------------------------------------------------------------------------
Total return(g)                           6.76%(h)                9.99%(h)
-------------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHANGE  PER SHARE INCOME AND CAPITAL CHANGES(a)

                                                      YEAR ENDED AUG. 31,
                                       2006              2005           2004           2003
Net asset value, beginning of
 period                                 $14.46         $13.10         $11.39          $9.52
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .06            .02           (.02)          (.03)
Net gains (losses) (both realized
 and unrealized)                          1.61           2.53           1.92           1.95
-------------------------------------------------------------------------------
Total from investment operations          1.67           2.55           1.90           1.92
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   (.06)          (.01)            --           (.01)
Distributions from realized gains        (1.01)         (1.18)          (.19)          (.04)
-------------------------------------------------------------------------------
Total distributions                      (1.07)         (1.19)          (.19)          (.05)
-------------------------------------------------------------------------------
Net asset value, end of period          $15.06         $14.46         $13.10         $11.39
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                $549           $412           $229           $134
-------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                       1.24%(f)       1.28%          1.27%          1.55%
-------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets       .41%           .12%          (.20%)         (.43%)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding
 short-term securities)                   102%            65%            84%            87%
-------------------------------------------------------------------------------
Total return(g)                         12.28%         20.02%         16.78%         20.24%
-------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have 1.32% for the six months ended June 30, 2007, 1.32% for the period ended Dec. 31, 2006 and 1.28% for the year ended Aug. 31, 2006.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h)  Not annualized.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  143

INVESTMENTS IN SECURITIES

RiverSource VP - Balanced Fund
JUNE 30, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (63.8%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (2.7%)
Boeing                                               82,273              $7,911,372
DRS Technologies                                     35,486               2,032,283
General Dynamics                                     32,974               2,579,226
Goodrich                                            122,359               7,287,702
Honeywell Intl                                      224,748              12,648,818
L-3 Communications Holdings                          38,858               3,784,381
Lockheed Martin                                      76,101               7,163,387
Northrop Grumman                                     59,830               4,658,962
United Technologies                                  71,056               5,040,002
                                                                    ---------------
Total                                                                    53,106,133
-----------------------------------------------------------------------------------

BEVERAGES (0.6%)
Coca-Cola                                            84,895               4,440,857
Constellation Brands Cl A                            59,094(b)            1,434,802
PepsiCo                                              81,481               5,284,044
                                                                    ---------------
Total                                                                    11,159,703
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (0.2%)
Amgen                                                23,505(b)            1,299,591
Biogen Idec                                          39,712(b)            2,124,592
                                                                    ---------------
Total                                                                     3,424,183
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (0.2%)
Masco                                               128,928               3,670,580
-----------------------------------------------------------------------------------

CAPITAL MARKETS (3.3%)
Bank of New York Mellon                             154,954               6,421,294
Blackstone Group LP                                  39,751(b,q)          1,163,512
Franklin Resources                                    9,853               1,305,227
Goldman Sachs Group                                  18,627               4,037,402
KKR Private Equity Investors LP Unit                 87,970(k)            1,979,325
Lehman Brothers Holdings                            199,566              14,871,658
Merrill Lynch & Co                                  154,188              12,887,033
Morgan Stanley                                      181,814              15,250,558
Oaktree Capital Group LLC Cl A Unit                  48,000(b,d,k)        1,968,000
State Street                                         28,677               1,961,507
T Rowe Price Group                                   39,068               2,027,239
                                                                    ---------------
Total                                                                    63,872,755
-----------------------------------------------------------------------------------

CHEMICALS (0.9%)
Ashland                                              19,481               1,245,810
Dow Chemical                                        211,372               9,346,870
Eastman Chemical                                     53,175               3,420,748
EI du Pont de Nemours & Co                           65,825               3,346,543
                                                                    ---------------
Total                                                                    17,359,971
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

COMMERCIAL BANKS (2.1%)
Fifth Third Bancorp                                  33,266              $1,322,989
PNC Financial Services Group                         61,868               4,428,511
US Bancorp                                          259,604               8,553,952
Wachovia                                            255,325              13,085,407
Wells Fargo & Co                                    363,525              12,785,174
                                                                    ---------------
Total                                                                    40,176,033
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.1%)
Avery Dennison                                       19,384(p)            1,288,648
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.2%)
Alcatel-Lucent                                       24,906(c)              349,887
Alcatel-Lucent ADR                                  212,838(c)            2,979,732
Avaya                                                93,845(b)            1,580,350
Cisco Systems                                       174,897(b)            4,870,881
Motorola                                            216,431               3,830,829
Nokia ADR                                           110,977(c)            3,119,563
QUALCOMM                                             46,800               2,030,652
Telefonaktiebolaget LM Ericsson ADR                 135,108(c)            5,389,458
                                                                    ---------------
Total                                                                    24,151,352
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.7%)
Dell                                                 53,630(b)            1,531,137
Hewlett-Packard                                     262,512              11,713,285
Intl Business Machines                              152,793              16,081,463
SanDisk                                              73,532(b)            3,598,656
                                                                    ---------------
Total                                                                    32,924,541
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.1%)
Fluor                                                13,352               1,487,013
KBR                                                  54,910(b,p)          1,440,289
                                                                    ---------------
Total                                                                     2,927,302
-----------------------------------------------------------------------------------

CONSUMER FINANCE (1.0%)
American Express                                     93,479               5,719,045
Capital One Financial                               179,527              14,082,098
                                                                    ---------------
Total                                                                    19,801,143
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.2%)
Temple-Inland                                        61,993               3,814,429
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (5.8%)
Bank of America                                     888,371              43,432,458
Citigroup                                           885,255              45,404,729
JPMorgan Chase & Co                                 498,672              24,160,658
                                                                    ---------------
Total                                                                   112,997,845
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

DIVERSIFIED TELECOMMUNICATION SERVICES (3.2%)
AT&T                                                760,863             $31,575,814
Citizens Communications                             112,599               1,719,387
Deutsche Telekom                                     74,434(c)            1,379,116
Embarq                                               31,354               1,986,903
Verizon Communications                              583,833              24,036,405
Windstream                                          109,761               1,620,072
                                                                    ---------------
Total                                                                    62,317,697
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.0%)
Entergy                                              75,603               8,115,982
Exelon                                              156,288              11,346,510
FPL Group                                            40,822               2,316,240
Hawaiian Electric Inds                               74,673               1,769,003
Pinnacle West Capital                                26,360               1,050,446
PPL                                                  89,984               4,210,351
Progress Energy                                      25,443               1,159,946
Southern                                            254,305               8,720,119
                                                                    ---------------
Total                                                                    38,688,597
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.2%)
Emerson Electric                                     94,466               4,421,009
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.8%)
Baker Hughes                                         19,114               1,608,061
Cameron Intl                                         29,521(b)            2,109,866
Halliburton                                          73,862               2,548,239
Natl Oilwell Varco                                   20,816(b)            2,169,860
Pride Intl                                           48,778(b)            1,827,224
Transocean                                           18,202(b)            1,929,048
Weatherford Intl                                     68,776(b)            3,799,186
                                                                    ---------------
Total                                                                    15,991,484
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.6%)
CVS Caremark                                        136,023               4,958,038
Safeway                                              19,074                 649,088
Wal-Mart Stores                                     138,265               6,651,930
                                                                    ---------------
Total                                                                    12,259,056
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.8%)
Campbell Soup                                        69,731               2,706,260
General Mills                                        47,808               2,792,943
Kellogg                                             107,389               5,561,676
Kraft Foods Cl A                                    138,850               4,894,463
                                                                    ---------------
Total                                                                    15,955,342
-----------------------------------------------------------------------------------

GAS UTILITIES (0.2%)
ONEOK                                                91,575               4,616,296
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.4%)
Bausch & Lomb                                        28,193               1,957,722
Boston Scientific                                   333,813(b)            5,120,691
                                                                    ---------------
Total                                                                     7,078,413
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 144 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Balanced Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

HEALTH CARE PROVIDERS & SERVICES (0.9%)
Aetna                                               129,037              $6,374,428
Cardinal Health                                      45,446               3,210,305
CIGNA                                                68,400               3,571,848
McKesson                                             27,634               1,648,092
UnitedHealth Group                                   45,903               2,347,479
                                                                    ---------------
Total                                                                    17,152,152
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.7%)
Carnival Unit                                        16,968                 827,529
Intl Game Technology                                 16,352                 649,174
Marriott Intl Cl A                                  109,212               4,722,327
McDonald's                                          114,227               5,798,163
Pinnacle Entertainment                               66,532(b)            1,872,876
                                                                    ---------------
Total                                                                    13,870,069
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.5%)
DR Horton                                           180,192               3,591,227
Hovnanian Enterprises Cl A                          130,534(b,q)          2,157,727
Lennar Cl A                                          41,784               1,527,623
Standard-Pacific                                     92,002               1,612,795
                                                                    ---------------
Total                                                                     8,889,372
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.7%)
Colgate-Palmolive                                    81,037               5,255,250
Procter & Gamble                                     80,492               4,925,305
Spectrum Brands                                     383,067(b,q)          2,593,364
                                                                    ---------------
Total                                                                    12,773,919
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.8%)
3M                                                   22,838               1,982,110
General Electric                                    688,703              26,363,551
Tyco Intl                                           198,542               6,708,734
                                                                    ---------------
Total                                                                    35,054,395
-----------------------------------------------------------------------------------

INSURANCE (4.5%)
ACE                                                 168,634(c)           10,542,998
AFLAC                                               126,558               6,505,081
American Intl Group                                 356,337              24,954,279
Aon                                                  33,465               1,425,944
Arch Capital Group                                   22,739(b,c)          1,649,487
Chubb                                                74,573               4,037,382
Endurance Specialty Holdings                         38,244(c)            1,531,290
Hartford Financial Services Group                   176,966              17,432,921
MetLife                                              61,044               3,936,117
Prudential Financial                                126,513              12,300,859
XL Capital Cl A                                      41,596(c)            3,506,127
                                                                    ---------------
Total                                                                    87,822,485
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.2%)
Liberty Media -- Interactive Cl A                   175,221(b,j)          3,912,685
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

IT SERVICES (0.8%)
Affiliated Computer Services Cl A                    86,881(b)           $4,927,891
Automatic Data Processing                            65,106               3,155,688
Electronic Data Systems                              67,833               1,881,009
First Data                                           98,658               3,223,157
HCL Technologies                                     86,000(c)              726,774
Paychex                                              35,254               1,379,136
                                                                    ---------------
Total                                                                    15,293,655
-----------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (--%)
PerkinElmer                                          30,731                 800,850
-----------------------------------------------------------------------------------

MACHINERY (1.4%)
Caterpillar                                          95,899               7,508,892
Deere & Co                                           45,251               5,463,606
Flowserve                                            49,432               3,539,331
Illinois Tool Works                                  31,276               1,694,846
Ingersoll-Rand Cl A                                  36,518(c)            2,001,917
ITT                                                  37,685               2,573,132
Parker Hannifin                                      48,263               4,725,430
                                                                    ---------------
Total                                                                    27,507,154
-----------------------------------------------------------------------------------

MEDIA (3.5%)
Citadel Broadcasting                                 15,399                  99,323
Comcast Cl A                                        268,907(b)            7,561,665
Comcast Special Cl A                                173,478(b)            4,850,445
EchoStar Communications Cl A                         49,344(b)            2,140,049
Liberty Media -- Capital Series A                        81(b,j)              9,532
News Corp Cl A                                      513,768              10,897,019
Time Warner                                         593,116              12,479,161
Viacom Cl B                                          95,175(b)            3,962,135
Virgin Media                                        487,288              11,875,209
Vivendi                                             170,537(c)            7,364,979
Walt Disney                                         199,609               6,814,651
                                                                    ---------------
Total                                                                    68,054,168
-----------------------------------------------------------------------------------

METALS & MINING (0.3%)
Alcan                                                21,840(c)            1,775,592
Alcoa                                               114,161               4,626,945
                                                                    ---------------
Total                                                                     6,402,537
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.6%)
JC Penney                                            33,224               2,404,753
Macy's                                               48,924               1,946,197
Target                                              123,142               7,831,831
                                                                    ---------------
Total                                                                    12,182,781
-----------------------------------------------------------------------------------

MULTI-UTILITIES (0.7%)
Dominion Resources                                  126,205              10,892,753
Xcel Energy                                         142,989               2,926,985
                                                                    ---------------
Total                                                                    13,819,738
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (7.3%)
Anadarko Petroleum                                   24,428               1,270,012
BP ADR                                               91,980(c)            6,635,437
Chesapeake Energy                                    36,235               1,253,731

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
OIL, GAS & CONSUMABLE FUELS (CONT.)
Chevron                                             349,964             $29,480,967
ConocoPhillips                                      281,409              22,090,607
Devon Energy                                         59,152               4,631,010
Exxon Mobil                                         712,692              59,780,604
Royal Dutch Shell ADR                                30,937(c)            2,512,084
Total                                               132,477(c)           10,804,277
Valero Energy                                        30,539               2,255,611
XTO Energy                                           21,232               1,276,043
                                                                    ---------------
Total                                                                   141,990,383
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.8%)
Bowater                                             122,750(q)            3,062,613
Crown Paper Escrow                                1,000,000(b)                    1
Intl Paper                                          128,069               5,001,094
Weyerhaeuser                                         89,264               7,045,607
                                                                    ---------------
Total                                                                    15,109,315
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (--%)
Herbalife                                            16,740(c)              663,741
-----------------------------------------------------------------------------------

PHARMACEUTICALS (3.8%)
Bristol-Myers Squibb                                367,803              11,607,863
Eli Lilly & Co                                       78,752               4,400,662
Johnson & Johnson                                    63,687               3,924,393
Merck & Co                                          269,705              13,431,309
Novartis ADR                                         44,307(c)            2,484,293
Pfizer                                            1,108,864              28,353,653
Schering-Plough                                     222,955               6,786,750
Wyeth                                                74,322               4,261,623
                                                                    ---------------
Total                                                                    75,250,546
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.1%)
Apartment Investment & Management Cl A               47,975               2,418,899
HomeBanc                                             55,922                  71,021
                                                                    ---------------
Total                                                                     2,489,920
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.3%)
Atmel                                               582,975(b)            3,241,341
Cypress Semiconductor                               218,765(b)            5,095,037
Intel                                               358,815               8,525,445
LSI                                                 255,661(b)            1,920,014
Spansion Cl A                                       466,054(b)            5,173,199
Texas Instruments                                    22,910                 862,103
United Microelectronics ADR                          85,786(c)              293,388
                                                                    ---------------
Total                                                                    25,110,527
-----------------------------------------------------------------------------------

SOFTWARE (1.0%)
BEA Systems                                         110,345(b)            1,510,623
Cadence Design Systems                               57,048(b)            1,252,774
Compuware                                            99,794(b)            1,183,557
Microsoft                                           247,314               7,288,344
Oracle                                              117,279(b)            2,311,569
Quest Software                                       41,799(b)              676,726
Symantec                                            184,530(b)            3,727,506

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  145

RiverSource VP - Balanced Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SOFTWARE (CONT.)
TIBCO Software                                       46,866(b)             $424,137
Transaction Systems Architects                       20,877(b)              702,720
                                                                    ---------------
Total                                                                    19,077,956
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.9%)
Best Buy                                             28,037               1,308,487
Gap                                                  69,496               1,327,374
Home Depot                                          120,607               4,745,885
Limited Brands                                      100,554               2,760,207
Lowe's Companies                                    167,258               5,133,148
TJX Companies                                       117,445               3,229,738
                                                                    ---------------
Total                                                                    18,504,839
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.8%)
Countrywide Financial                               410,359              14,916,550
Fannie Mae                                          166,011              10,845,499
Freddie Mac                                         158,359               9,612,391
                                                                    ---------------
Total                                                                    35,374,440
-----------------------------------------------------------------------------------

TOBACCO (0.9%)
Altria Group                                        265,042              18,590,046
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.1%)
ALLTEL                                               92,390               6,240,945
Sprint Nextel                                       473,090               9,797,694
Vodafone Group ADR                                  156,199(c)            5,252,972
                                                                    ---------------
Total                                                                    21,291,611
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $970,559,186)                                                 $1,248,991,796
-----------------------------------------------------------------------------------

PREFERRED STOCKS & OTHER (--%)
ISSUER                                            SHARES                   VALUE(A)
Ion Media Networks 14.25% Pay-in-kind                    --(l)               $1,535
United Mexican States Series E Rights             2,000,000(b,c)             14,400
-----------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS & OTHER
(Cost: $413)                                                                $15,935
-----------------------------------------------------------------------------------

BONDS (35.5%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (5.9%)
Federal Farm Credit Bank
  10-10-08                           4.25%       $3,480,000              $3,438,424
Federal Home Loan Bank
  02-08-08                           4.63           745,000                 741,674
  02-13-08                           5.25         5,645,000               5,640,298
Federal Home Loan Mtge Corp
  06-15-08                           3.88         4,460,000               4,400,548
  03-15-09                           5.75         2,700,000               2,722,583
  07-15-09                           4.25           800,000                 785,618
  04-16-37                           6.00        10,455,000              10,088,009

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (CONT.)
Federal Natl Mtge Assn
  02-16-12                           5.00%      $12,935,000             $12,777,930
  05-18-12                           4.88         9,510,000               9,334,065
  11-15-30                           6.63         3,500,000               3,944,329
U.S. Treasury
  02-15-09                           4.50         2,600,000               2,581,922
  06-30-09                           4.88         4,315,000(e)            4,314,663
  02-15-10                           4.75        19,215,000(q)           19,144,442
  05-31-12                           4.75         2,430,000               2,411,017
  05-15-17                           4.50           450,000                 431,438
  02-15-26                           6.00        17,655,000(p)           19,271,526
U.S. Treasury Inflation-Indexed Bond
  04-15-12                           2.00        14,508,068(h)           14,083,804
                                                                    ---------------
Total                                                                   116,112,290
-----------------------------------------------------------------------------------

ASSET-BACKED (1.2%)
Capital Auto Receivables Asset Trust
 Series 2004-1 Cl CTFS
  09-15-10                           2.84         1,000,000                 997,256
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl A4B
  03-20-10                           5.43         2,325,000(d,i)          2,325,329
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl D
  04-20-11                           6.15           625,000(d)              628,692
Citibank Credit Card Issuance Trust
 Series 2003-A3 Cl A3
  03-10-10                           3.10         2,450,000               2,412,400
College Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-1 Cl AIO
  07-25-08                           5.62         3,925,000(m)              399,246
Countrywide Asset-backed Ctfs
 Series 2005-10 Cl AF6
  02-25-36                           4.92         1,365,000               1,294,622
Countrywide Asset-backed Ctfs
 Series 2006-4 Cl 1A1M
  07-25-36                           5.58           649,652(i)              649,999
Countrywide Asset-backed Ctfs
 Series 2007-7 Cl 2A2
  10-25-37                           5.48         2,000,000(i)            1,999,688
Drive Auto Receivables Trust
 Series 2006-2 Cl A2 (MBIA)
  07-15-11                           5.30         1,675,000(d,o)          1,674,514
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
  06-20-31                           5.78         2,375,000(d,o)          2,380,788
Hertz Vehicle Financing LLC
 Series 2004-1A Cl A3 (MBIA)
  05-25-09                           2.85           600,000(d,o)            591,324
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-2 Cl AIO
  08-25-11                           5.89         2,325,000(m)              496,229

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ASSET-BACKED (CONT.)
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
  01-25-12                           5.88%       $3,400,000(m)             $914,124
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-2 Cl AIO
  07-25-12                           5.90         1,450,000(m)              417,271
Popular ABS Mtge Pass-Through Trust
 Series 2005-A Cl AF2
  06-25-35                           4.49           334,971                 333,146
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
  02-25-36                           5.57         1,220,000               1,215,071
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M4
  06-25-37                           6.31           340,000                 331,925
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M5
  06-25-37                           6.66           225,000                 219,727
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M6
  06-25-37                           7.01           325,000                 317,484
Residential Asset Securities
 Series 2006-KS1 Cl A2
  02-25-36                           5.46         2,595,000(i)            2,595,000
SBA CMBS Trust
 Series 2006-1A Cl B
  11-15-36                           5.45         1,050,000(d)            1,028,388
                                                                    ---------------
Total                                                                    23,222,223
-----------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (3.7%)(f)
Banc of America Commercial Mtge
 Series 2005-1 Cl A4
  11-10-42                           4.87         1,250,000               1,224,881
Banc of America Commercial Mtge
 Series 2005-4 Cl ASB
  07-10-45                           4.87         1,000,000                 960,282
Banc of America Commercial Mtge
 Series 2007-1 Cl A3
  01-15-49                           5.45         1,525,000               1,492,370
Banc of America Large Loan
 Series 2006-LAQ Cl E
  02-09-21                           5.70           900,000(d,i)            902,320
Banc of America Large Loan
 Series 2006-LAQ Cl F
  02-09-21                           5.76         1,000,000(d,i)          1,002,206
Banc of America Large Loan
 Series 2006-LAQ Cl G
  02-09-21                           5.85           700,000(d,i)            702,145
Bear Stearns Commercial Mtge Securities
 Series 2003-T10 Cl A1
  03-13-40                           4.00         2,161,132               2,079,679

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 146 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Bear Stearns Commercial Mtge Securities
Series 2007-T26 Cl A4
  01-12-45                           5.47%       $1,525,000              $1,481,156
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
  11-15-30                           5.68         3,025,000               3,037,977
Citigroup Commercial Mtge Trust
 Series 2005-EMG Cl A1
  09-20-51                           4.15         1,254,539(d)            1,236,993
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
  07-15-44                           5.23           775,000                 759,047
Commercial Mtge Acceptance
 Series 1999-C1 Cl A2
  06-15-31                           7.03         2,305,729               2,354,177
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
  02-05-19                           5.63           600,000(d,i)            604,172
Commercial Mtge Pass-Through Ctfs
 Series 2007-FL14 Cl MKL1
  06-15-22                           6.12         2,475,000(d,i)          2,475,000
Credit Suisse Mtge Capital Ctfs
 Series 2006-C2 Cl A3
  03-15-39                           5.66         1,350,000               1,337,371
CS First Boston Mtge Securities
 Series 2001-CP4 Cl A4
  12-15-35                           6.18         1,950,000               1,982,666
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
  03-15-35                           4.60           850,000                 806,008
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2002-M2 Cl C
  08-25-12                           4.72           296,241                 286,226
General Electric Capital Assurance
 Series 2003-1 Cl A3
  05-12-35                           4.77         2,650,000(d)            2,610,265
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
  06-10-36                           4.88           775,000                 757,893
GS Mtge Securities II
 Series 2004-GG2 Cl A4
  08-10-38                           4.96         1,500,000               1,470,992
GS Mtge Securities II
 Series 2007-EOP Cl J
  03-06-20                           6.17         1,400,000(d,i)          1,400,438
GS Mtge Securities II
 Series 2007-GG10 Cl F
  08-10-45                           5.99         1,050,000(e)            1,016,936
JPMorgan Chase Commercial Mtge Securities
 Series 2003-CB6 Cl A2
  07-12-37                           5.26         2,825,000               2,759,294
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
  10-15-37                           4.13         1,441,008               1,389,560

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
  03-12-39                           3.97%         $958,676                $931,905
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
  03-12-39                           4.77         1,675,000               1,599,943
JPMorgan Chase Commercial Mtge Securities
 Series 2004-CBX Cl A3
  01-12-37                           4.18         1,000,000                 972,028
JPMorgan Chase Commercial Mtge Securities
 Series 2004-LN2 Cl A1
  07-15-41                           4.48         2,263,610               2,190,398
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl A4
  04-15-43                           5.48         1,150,000               1,120,003
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
  04-15-43                           5.49         1,800,000               1,776,355
LB-UBS Commercial Mtge Trust
 Series 2002-C4 Cl A5
  09-15-31                           4.85         1,000,000                 963,824
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
  03-15-29                           3.97         1,250,000               1,175,688
LB-UBS Commercial Mtge Trust
 Series 2005-C5 Cl AAB
  09-15-30                           4.93         1,975,000               1,907,890
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
  06-15-32                           5.86         1,075,000               1,085,529
LB-UBS Commercial Mtge Trust
 Series 2007-C1 Cl A4
  02-15-40                           5.42         1,250,000               1,208,432
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
  06-13-41                           4.34         1,175,000               1,151,959
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
  04-14-40                           4.59         1,250,000               1,199,713
Morgan Stanley Capital I
 Series 2005-T19 Cl AAB
  06-12-47                           4.85         2,425,000               2,328,351
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
  08-12-41                           5.80           850,000                 855,975
Morgan Stanley Capital I
 Series 2006-XLF Cl A2
  07-15-19                           5.45         1,575,276(d,i)          1,575,492
Morgan Stanley Dean Witter Capital I
 Series 2002-TOP7 Cl A2
  01-15-39                           5.98         3,225,000               3,265,959
Nomura Asset Securities
 Series 1998-D6 Cl A3
  03-15-30                           7.00         1,750,000               1,882,465
Wachovia Bank Commercial Mtge Trust
 Series 2003-C7 Cl A2
  10-15-35                           5.08         3,700,000(d)            3,571,313

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Wachovia Bank Commercial Mtge Trust
 Series 2005-C18 Cl A4
  04-15-42                           4.94%       $1,100,000              $1,040,178
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
  07-15-42                           5.09         1,250,000               1,221,018
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl A3
  07-15-45                           5.77           725,000                 718,709
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
  07-15-45                           5.73         1,250,000               1,241,726
Wachovia Bank Commercial Mtge Trust
 Series 2007-C31 Cl A4
  04-15-47                           5.51         1,025,000                 994,306
                                                                    ---------------
Total                                                                    72,109,213
-----------------------------------------------------------------------------------

MORTGAGE-BACKED (17.2%)(f,g)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-12 Cl 2A1
  03-25-36                           5.69         2,085,012(n)            2,084,917
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2006-1 Cl 2A1
  03-25-36                           5.94         2,358,566(n)            2,350,947
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl 3A21
  03-25-37                           6.20         1,880,000(n)            1,880,395
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 1A1
  01-25-34                           6.00         1,414,453               1,391,285
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 4A1
  01-25-19                           4.75         1,001,067                 951,639
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-9 Cl 1CB1
  01-25-37                           6.00         4,693,735               4,606,898
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-2 Cl N1
  11-25-46                           7.25           246,556(d)              242,626
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-A Cl 3A2
  02-20-36                           5.90         1,662,831(n)            1,659,422
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-8 Cl A4
  08-25-35                           5.10         1,575,000(d,n)          1,508,312

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  147

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
ChaseFlex Trust
Collateralized Mtge Obligation
Series 2005-2 Cl 2A2
  06-25-35                           6.50%       $2,105,731              $2,117,904
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
  05-25-37                           7.73         1,500,376(m)              258,335
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11T1 Cl A1
  07-25-18                           4.75           971,376                 923,414
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 2A3
  11-25-35                           5.50         1,555,682               1,542,047
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 3A7
  11-25-35                           5.50         1,571,552               1,557,804
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-64CB Cl 1A1
  12-25-35                           5.50         2,695,823               2,688,388
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
  04-25-35                           7.50         1,423,698               1,467,061
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-85CB Cl 2A2
  02-25-36                           5.50           996,473                 990,861
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
  05-25-36                           6.00         2,459,163               2,475,737
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-2CB Cl A11
  03-25-36                           6.00         2,577,018               2,562,788
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-31CB Cl A16
  11-25-36                           6.00         1,700,000               1,704,335
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-43CB Cl 1A4
  02-25-37                           6.00         3,261,739               3,255,019
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
  06-25-35                           7.00         1,748,052(d)            1,808,675
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 1A1
  03-20-36                           5.36         1,672,986(n)            1,663,835

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Downey Savings & Loan Assn Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR5 Cl X1
  08-19-45                           0.00%      $12,072,200(m)             $124,495
Federal Home Loan Mtge Corp
  07-01-37                           6.00         4,500,000(e)            4,457,813
  07-01-37                           6.50         7,500,000(e)            7,577,339
  08-01-37                           6.50        10,500,000(e)           10,595,150
Federal Home Loan Mtge Corp #1G2496
  09-01-36                           6.20         2,046,362(n)            2,061,526
Federal Home Loan Mtge Corp #1J1536
  03-01-37                           5.51           949,206(n)              942,343
Federal Home Loan Mtge Corp #A27373
  10-01-34                           6.50           507,206                 514,971
Federal Home Loan Mtge Corp #A28602
  11-01-34                           6.50         1,063,741               1,080,027
Federal Home Loan Mtge Corp #B11835
  01-01-19                           5.50           497,457                 491,621
Federal Home Loan Mtge Corp #C53878
  12-01-30                           5.50         2,267,577               2,198,179
Federal Home Loan Mtge Corp #C65869
  04-01-32                           6.00         1,326,972               1,323,834
Federal Home Loan Mtge Corp #C66871
  05-01-32                           6.50         3,302,725               3,374,892
Federal Home Loan Mtge Corp #C71514
  07-01-32                           6.50           142,357                 144,985
Federal Home Loan Mtge Corp #C77689
  03-01-33                           6.50           357,409                 364,976
Federal Home Loan Mtge Corp #C90598
  10-01-22                           6.50           366,813                 375,142
Federal Home Loan Mtge Corp #C90767
  12-01-23                           6.00         2,236,173               2,245,211
Federal Home Loan Mtge Corp #D32310
  11-01-22                           8.00            17,239                  18,059
Federal Home Loan Mtge Corp #D55755
  08-01-24                           8.00            65,726                  69,563
Federal Home Loan Mtge Corp #D96300
  10-01-23                           5.50           328,825                 321,574
Federal Home Loan Mtge Corp #D96348
  10-01-23                           5.50         5,076,878               4,964,923
Federal Home Loan Mtge Corp #E01127
  02-01-17                           6.50           283,602                 289,755
Federal Home Loan Mtge Corp #E01419
  05-01-18                           5.50         1,364,607               1,348,902
Federal Home Loan Mtge Corp #E81009
  07-01-15                           7.50           129,057                 133,725
Federal Home Loan Mtge Corp #E89496
  04-01-17                           6.00         2,821,817               2,837,435
Federal Home Loan Mtge Corp #E97591
  06-01-18                           5.50           328,908                 325,295
Federal Home Loan Mtge Corp #E98725
  08-01-18                           5.00         3,204,946               3,109,455
Federal Home Loan Mtge Corp #E99684
  10-01-18                           5.00         1,607,819               1,559,945
Federal Home Loan Mtge Corp #G01410
  04-01-32                           7.00           489,552                 504,595

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp #G01535
  04-01-33                           6.00%       $2,057,898              $2,058,634
Federal Home Loan Mtge Corp #G02757
  06-01-36                           5.00         6,435,556               6,048,215
Federal Home Loan Mtge Corp #G30216
  04-01-22                           6.50         3,880,294               3,974,502
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 237 Cl IO
  05-15-36                           9.81         1,143,792(m)              314,091
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2590 Cl BI
  02-15-14                          20.00           279,939(m)                8,583
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2718 Cl IA
  10-15-22                          20.00         1,247,304(m)               32,992
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2795 Cl IY
  07-15-17                          12.40         1,757,027(m)              176,881
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2817 Cl SA
  06-15-32                          19.76         1,665,453(m)               82,297
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2576 Cl KJ
  02-15-33                           5.50         1,885,019               1,886,797
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2641 Cl KC
  01-15-18                           6.50           968,381                 989,380
Federal Natl Mtge Assn
  07-01-37                           5.50         7,650,000(e)            7,377,468
  07-01-37                           7.00         6,500,000(e)            6,672,652
  08-01-37                           5.00         2,000,000(e)            1,873,124
  08-01-37                           5.50         5,000,000(e)            4,992,188
  08-01-37                           6.00        20,250,000(e)           20,015,869
  08-01-37                           6.50         3,000,000(e)            3,025,314
Federal Natl Mtge Assn #190899
  04-01-23                           8.50           166,371                 175,333
Federal Natl Mtge Assn #190944
  05-01-24                           6.00           768,345                 763,942
Federal Natl Mtge Assn #190988
  06-01-24                           9.00           103,635                 110,351
Federal Natl Mtge Assn #250322
  08-01-25                           7.50            15,088                  15,799
Federal Natl Mtge Assn #250384
  11-01-25                           7.50           180,502                 189,008

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 148 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #250495
  03-01-26                           7.00%         $246,058                $254,975
Federal Natl Mtge Assn #252381
  04-01-14                           5.50         3,401,943               3,374,554
Federal Natl Mtge Assn #254259
  04-01-17                           5.50           584,532                 578,017
Federal Natl Mtge Assn #254494
  08-01-22                           7.00           226,735                 235,748
Federal Natl Mtge Assn #254675
  01-01-23                           6.50           360,576                 368,494
Federal Natl Mtge Assn #254708
  02-01-23                           7.00           119,369                 124,114
Federal Natl Mtge Assn #254916
  09-01-23                           5.50         2,260,722               2,210,360
Federal Natl Mtge Assn #304279
  02-01-25                           8.50           109,051                 116,915
Federal Natl Mtge Assn #309341
  05-01-25                           8.50            26,990                  28,936
Federal Natl Mtge Assn #313049
  08-01-11                           8.50           178,743                 185,416
Federal Natl Mtge Assn #323606
  03-01-29                           6.50            51,613                  52,678
Federal Natl Mtge Assn #433310
  08-01-28                           6.50           559,755                 571,304
Federal Natl Mtge Assn #440730
  12-01-28                           6.00           198,593                 198,612
Federal Natl Mtge Assn #505122
  07-01-29                           7.00           783,170                 812,102
Federal Natl Mtge Assn #50553
  04-01-22                           8.00            90,232                  95,113
Federal Natl Mtge Assn #510587
  08-01-29                           7.00           227,270                 235,666
Federal Natl Mtge Assn #540041
  02-01-29                           7.00           595,951                 617,549
Federal Natl Mtge Assn #545489
  03-01-32                           6.50           203,098                 207,047
Federal Natl Mtge Assn #545684
  05-01-32                           7.50           150,005                 156,674
Federal Natl Mtge Assn #545885
  08-01-32                           6.50           284,167                 293,221
Federal Natl Mtge Assn #555375
  04-01-33                           6.00         3,857,240               3,851,423
Federal Natl Mtge Assn #555376
  04-01-18                           4.50           873,700                 832,491
Federal Natl Mtge Assn #555458
  05-01-33                           5.50         1,568,862               1,516,901
Federal Natl Mtge Assn #555528
  04-01-33                           6.00         4,813,569               4,791,256
Federal Natl Mtge Assn #555734
  07-01-23                           5.00         1,602,292               1,529,750
Federal Natl Mtge Assn #555740
  08-01-18                           4.50         2,377,019               2,265,132
Federal Natl Mtge Assn #615135
  11-01-16                           6.00           148,338                 149,222
Federal Natl Mtge Assn #642346
  05-01-32                           7.00           945,484                 979,362

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #643381
  06-01-17                           6.00%         $156,652                $157,576
Federal Natl Mtge Assn #645277
  05-01-32                           7.00            77,371                  80,143
Federal Natl Mtge Assn #645569
  06-01-32                           7.00           662,385                 686,119
Federal Natl Mtge Assn #646446
  06-01-17                           6.50           162,533                 165,958
Federal Natl Mtge Assn #650105
  08-01-17                           6.50           680,113                 694,446
Federal Natl Mtge Assn #662197
  09-01-32                           6.50           351,552                 357,778
Federal Natl Mtge Assn #667604
  10-01-32                           5.50           384,410                 372,533
Federal Natl Mtge Assn #670387
  08-01-32                           7.00           245,482                 254,595
Federal Natl Mtge Assn #670711
  10-01-32                           7.00           143,117                 148,245
Federal Natl Mtge Assn #673179
  02-01-18                           6.00           365,180                 367,333
Federal Natl Mtge Assn #676511
  12-01-32                           7.00           140,411                 145,442
Federal Natl Mtge Assn #678397
  12-01-32                           7.00         1,051,336               1,089,007
Federal Natl Mtge Assn #684601
  03-01-33                           6.00         3,081,775               3,078,700
Federal Natl Mtge Assn #687736
  02-01-33                           5.50         1,183,247               1,146,439
Federal Natl Mtge Assn #687887
  03-01-33                           5.50         1,621,640               1,572,967
Federal Natl Mtge Assn #688002
  03-01-33                           5.50         1,673,811               1,623,202
Federal Natl Mtge Assn #688034
  03-01-33                           5.50         1,574,224               1,526,972
Federal Natl Mtge Assn #689093
  07-01-28                           5.50           827,677                 802,819
Federal Natl Mtge Assn #694546
  03-01-33                           5.50           737,096                 714,167
Federal Natl Mtge Assn #694795
  04-01-33                           5.50         3,294,851               3,195,974
Federal Natl Mtge Assn #701937
  04-01-33                           6.00         1,742,466               1,732,249
Federal Natl Mtge Assn #703726
  02-01-33                           5.00         2,710,973               2,554,352
Federal Natl Mtge Assn #703818
  05-01-33                           6.00         1,725,613               1,718,859
Federal Natl Mtge Assn #710823
  05-01-33                           5.50         1,812,239               1,757,788
Federal Natl Mtge Assn #720070
  07-01-23                           5.50         2,314,170               2,262,618
Federal Natl Mtge Assn #720378
  06-01-18                           4.50         2,289,235               2,181,262
Federal Natl Mtge Assn #725232
  03-01-34                           5.00         6,143,775               5,787,221
Federal Natl Mtge Assn #725284
  11-01-18                           7.00           151,826                 156,573

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #725425
  04-01-34                           5.50%       $6,273,415              $6,078,804
Federal Natl Mtge Assn #725431
  08-01-15                           5.50           113,456                 112,692
Federal Natl Mtge Assn #725684
  05-01-18                           6.00         2,689,502               2,706,837
Federal Natl Mtge Assn #725737
  08-01-34                           4.54         4,919,823(n)            4,898,569
Federal Natl Mtge Assn #725773
  09-01-34                           5.50         6,992,675               6,770,203
Federal Natl Mtge Assn #726940
  08-01-23                           5.50           275,618                 268,643
Federal Natl Mtge Assn #730231
  08-01-23                           5.50         2,059,404               2,013,527
Federal Natl Mtge Assn #735212
  12-01-34                           5.00         6,375,200               5,998,629
Federal Natl Mtge Assn #735841
  11-01-19                           4.50         3,173,890(e)            3,019,707
Federal Natl Mtge Assn #737330
  09-01-18                           5.50         1,383,740               1,368,535
Federal Natl Mtge Assn #737374
  09-01-18                           5.50         2,086,394               2,064,091
Federal Natl Mtge Assn #747642
  11-01-28                           5.50           357,708                 346,965
Federal Natl Mtge Assn #753074
  12-01-28                           5.50         1,638,161               1,588,961
Federal Natl Mtge Assn #753206
  01-01-34                           6.00         1,382,829               1,374,721
Federal Natl Mtge Assn #755056
  12-01-23                           5.50         1,804,318               1,764,123
Federal Natl Mtge Assn #755598
  11-01-28                           5.00           581,437                 547,846
Federal Natl Mtge Assn #761031
  01-01-34                           5.00           443,181                 417,132
Federal Natl Mtge Assn #765760
  02-01-19                           5.00         3,479,451               3,375,449
Federal Natl Mtge Assn #766641
  03-01-34                           5.00         1,986,377               1,869,046
Federal Natl Mtge Assn #768117
  08-01-34                           5.43           877,456(n)              869,022
Federal Natl Mtge Assn #779676
  06-01-34                           5.00         2,868,283               2,698,859
Federal Natl Mtge Assn #815264
  05-01-35                           5.23         3,004,193(n)            2,967,277
Federal Natl Mtge Assn #872916
  06-01-36                           6.50         3,665,003               3,726,625
Federal Natl Mtge Assn #886054
  07-01-36                           7.00         2,404,356               2,490,507
Federal Natl Mtge Assn #886461
  08-01-36                           6.18         1,903,292(n)            1,917,472
Federal Natl Mtge Assn #886464
  08-01-36                           6.50         2,801,490               2,828,737
Federal Natl Mtge Assn #900197
  10-01-36                           5.94         2,432,070(n)            2,454,008
Federal Natl Mtge Assn #901922
  10-01-36                           5.79         2,403,239(n)            2,410,838

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  149

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #909471
  02-01-37                           5.55%       $2,679,888(n)           $2,671,072
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-24 Cl PI
  12-25-12                          20.00           119,889(m)                1,106
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
  07-25-33                          12.39         3,686,029(m)              896,065
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-71 Cl IM
  12-25-31                          12.80         1,566,879(m)              285,869
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2004-84 Cl GI
  12-25-22                          11.02           765,736(m)              110,705
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-92 CL SC
  10-25-35                          17.34         6,203,937(m)              310,817
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 367 Cl 2
  01-01-36                           9.52         4,013,042(m)            1,097,246
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-133 Cl GB
  12-25-26                           8.00           688,001                 725,320
Govt Natl Mtge Assn #604708
  10-15-33                           5.50         1,648,676               1,603,362
Govt Natl Mtge Assn #619592
  09-15-33                           5.00         2,061,067               1,954,068
Govt Natl Mtge Assn #780394
  12-15-08                           7.00           263,917                 265,918
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-80 Cl CI
  01-20-32                           9.22           105,895(m)               12,074
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-16 Cl 3A1B
  01-19-36                           5.66         1,659,399(n)            1,659,390
Harborview Nim
 Collateralized Mtge Obligation
 Series 2006-10 Cl N1
  11-19-36                           6.41           219,123(d)              218,918

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Harborview Nim
 Collateralized Mtge Obligation
 Series 2006-8A Cl N1
  07-21-36                           6.41%          $52,170(d)              $51,713
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR8 Cl AX1
  04-25-35                           4.50        28,308,173(m)              207,888
IndyMac Index Nim
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl N1
  06-25-46                           6.65           248,942(d)              248,009
Lehman XS Net Interest Margin Nts
 Collateralized Mtge Obligation
 Series 2006-2N Cl A1
  02-27-46                           7.00           223,254(d)              223,324
Lehman XS Net Interest Margin Nts
 Collateralized Mtge Obligation
 Series 2006-GPM6 Cl A1
  10-28-46                           6.25           425,121(d)              423,677
Lehman XS Net Interest Margin Nts
 Series 2006-AR8 Cl A1
  10-28-46                           6.25           177,391(d)              176,892
Lehman XS Trust
 Collateralized Mtge Obligation
 Series 2007-5H Cl 1A1
  05-25-37                           6.50         6,282,341               6,325,797
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-2 Cl 4A1
  02-25-19                           5.00         1,603,973               1,539,317
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-4 Cl 2A1
  05-25-34                           6.00         1,796,700               1,775,499
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-7 Cl 8A1
  08-25-19                           5.00         3,408,884               3,282,722
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
  09-25-19                           5.00         1,669,113               1,604,202
Rali NIM
 Collateralized Mtge Obligation
 Series 2006-QO4 Cl N1
  04-25-46                           6.05           225,892(d)              224,622
Residential Accredit Loans
 Collateralized Mtge Obligation
 Series 2006-QS3 Cl 1A10
  03-25-36                           6.00         1,649,127               1,652,751
Structured Asset Securities
 Collateralized Mtge Obligation
 Series 2003-33H Cl 1A1
  10-25-33                           5.50         3,268,939               3,131,499

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Washington Mutual Alternative Mtge Loan Trust
 Pass-Through Ctfs
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR1 Cl X2
  12-25-35                           7.10%      $10,686,405(m)              $78,896
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2004-CB2 Cl 6A
  07-25-19                           4.50           175,521                 166,071
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2005-AR14 Cl 2A1
  12-25-35                           5.29         1,289,215(n)            1,270,201
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2006-AR10 Cl 1A1
  09-25-36                           5.95         1,372,027(n)            1,374,401
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-10 Cl A1
  10-25-35                           5.00         3,745,083               3,546,482
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-5 Cl 2A1
  05-25-35                           5.50         3,203,772               3,071,117
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR12 Cl 1A1
  09-25-36                           6.03         1,316,957(n)            1,319,988
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl 5A1
  03-25-36                           5.11         2,790,205(n)            2,743,956
                                                                    ---------------
Total                                                                   333,994,942
-----------------------------------------------------------------------------------

AEROSPACE & DEFENSE (--%)
DRS Technologies
  11-01-13                           6.88           220,000                 213,400
L-3 Communications
 Series B
  10-15-15                           6.38           235,000                 222,075
                                                                    ---------------
Total                                                                       435,475
-----------------------------------------------------------------------------------

BANKING (1.5%)
Bank of America
 Sub Nts
  03-15-17                           5.30         8,795,000               8,398,214
Citigroup
 Sub Nts
  02-15-17                           5.50         6,370,000               6,169,479
JPMorgan Chase & Co
 Sub Nts
  06-27-17                           6.13         2,850,000               2,872,159
Manufacturers & Traders Trust
 Sub Nts
  12-01-21                           5.63         3,530,000               3,381,723

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 150 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
BANKING (CONT.)
Popular North America
Sr Nts
  10-01-08                           3.88%       $7,365,000              $7,218,878
Regions Bank
 Sub Nts
  06-26-37                           6.45         1,730,000               1,736,539
Wachovia Bank
 Sub Nts
  02-01-37                           5.85           425,000                 402,183
                                                                    ---------------
Total                                                                    30,179,175
-----------------------------------------------------------------------------------

BROKERAGE (0.6%)
Discover Financial Services
  06-12-17                           6.45           810,000(d)              805,577
LaBranche & Co
 Sr Nts
  05-15-12                          11.00           173,000                 183,380
Merrill Lynch & Co
 Sub Nts
  05-02-17                           5.70         4,900,000               4,719,582
Morgan Stanley
  01-09-17                           5.45           405,000                 383,471
  04-27-17                           5.55         5,905,000               5,638,685
                                                                    ---------------
Total                                                                    11,730,695
-----------------------------------------------------------------------------------

CHEMICALS (--%)
NewMarket
  12-15-16                           7.13           215,000                 208,013
-----------------------------------------------------------------------------------

ELECTRIC (1.0%)
Cleveland Electric Illuminating
 Sr Unsecured
  04-01-17                           5.70         1,495,000               1,442,382
  12-15-36                           5.95           670,000                 617,550
Consumers Energy
 1st Mtge Series F
  05-15-10                           4.00           350,000                 335,694
Consumers Energy
 1st Mtge Series H
  02-17-09                           4.80         2,855,000               2,820,423
Edison Mission Energy
 Sr Nts
  05-15-17                           7.00           365,000(d)              344,013
Entergy Gulf States
 1st Mtge
  06-01-08                           3.60         1,435,000               1,409,395
Exelon
  06-15-10                           4.45         2,985,000               2,885,616
Indiana Michigan Power
 Sr Nts
  03-15-37                           6.05           895,000                 855,434
IPALCO Enterprises
 Secured
  11-14-08                           8.38           375,000                 382,500
  11-14-11                           8.63           595,000                 636,650
Metropolitan Edison
 Sr Nts
  03-15-10                           4.45           470,000                 456,016

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ELECTRIC (CONT.)
Midwest Generation LLC
 Pass-Through Ctfs Series B
  01-02-16                           8.56%          $45,079                 $48,066
Northern States Power
 Sr Nts
  08-01-09                           6.88         1,455,000               1,492,453
NRG Energy
  02-01-14                           7.25           245,000                 245,613
  01-15-17                           7.38           210,000                 210,788
Oncor Electric Delivery
 Secured
  01-15-15                           6.38           895,000                 907,773
Portland General Electric
  03-15-10                           7.88           765,000                 808,914
Potomac Electric Power
 Secured
  06-01-35                           5.40           785,000                 684,994
Public Service Company of Colorado
 Sr Nts Series A
  07-15-09                           6.88           565,000                 578,941
Sierra Pacific Power
 Series M
  05-15-16                           6.00           945,000                 926,825
Sierra Pacific Power
 Series P
  07-01-37                           6.75           635,000                 639,763
Xcel Energy
 Sr Nts
  07-01-08                           3.40           855,000                 837,319
                                                                    ---------------
Total                                                                    19,567,122
-----------------------------------------------------------------------------------

ENTERTAINMENT (0.1%)
United Artists Theatre Circuit
 Pass-Through Ctfs
  07-01-15                           9.30         1,187,765(k)            1,235,275
-----------------------------------------------------------------------------------

ENVIRONMENTAL (--%)
Allied Waste North America
  06-01-17                           6.88           205,000                 197,569
-----------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.5%)
Cadbury Schweppes US Finance LLC
  10-01-08                           3.88         5,945,000(d)            5,820,346
Cott Beverages USA
  12-15-11                           8.00           460,000                 464,600
HJ Heinz
  12-01-08                           6.43         1,305,000(d)            1,318,024
Molson Coors Capital Finance
  09-22-10                           4.85         2,910,000(c)            2,841,926
                                                                    ---------------
Total                                                                    10,444,896
-----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

GAMING (--%)
Mohegan Tribal Gaming Authority
 Sr Sub Nts
  04-01-12                           8.00%         $310,000                $320,075
Wynn Las Vegas LLC/Capital
 1st Mtge
  12-01-14                           6.63           180,000                 173,475
                                                                    ---------------
Total                                                                       493,550
-----------------------------------------------------------------------------------

GAS DISTRIBUTORS (0.1%)
Atmos Energy
 Sr Unsub
  10-15-09                           4.00         1,055,000               1,019,514
-----------------------------------------------------------------------------------

GAS PIPELINES (0.4%)
CenterPoint Energy Resources
  02-15-11                           7.75           955,000               1,018,639
Colorado Interstate Gas
 Sr Nts
  11-15-15                           6.80         2,020,000               2,077,399
Colorado Interstate Gas
 Sr Unsecured
  03-15-15                           5.95           560,000                 545,308
Northwest Pipeline
 Sr Nts
  04-15-17                           5.95           400,000(d)              389,000
Southern Natural Gas
  04-01-17                           5.90         1,360,000(d)            1,315,416
Southern Star Central
 Sr Nts
  03-01-16                           6.75           380,000                 374,300
Transcontinental Gas Pipe Line
 Series B
  08-15-11                           7.00           400,000                 414,000
Transcontinental Gas Pipe Line
 Sr Unsecured
  04-15-16                           6.40           397,000                 397,993
Williams Companies
 Sr Nts
  07-15-19                           7.63           638,000                 673,090
                                                                    ---------------
Total                                                                     7,205,145
-----------------------------------------------------------------------------------

HEALTH CARE (0.2%)
Community Health Systems
 Sr Nts
  07-15-15                           8.88           340,000(d,e)            344,675
Community Health Systems
 Sr Unsecured
  12-15-12                           6.50           220,000                 229,618
Omnicare
  12-15-13                           6.75           680,000                 649,400
  12-15-15                           6.88            95,000                  90,250
Triad Hospitals
 Sr Nts
  05-15-12                           7.00           225,000                 235,124
Triad Hospitals
 Sr Sub Nts
  11-15-13                           7.00           250,000                 262,800

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  151

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
HEALTH CARE (CONT.)
UnitedHealth Group
  06-15-37                           6.50%       $1,360,000(d)           $1,370,513
                                                                    ---------------
Total                                                                     3,182,380
-----------------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.1%)
WellPoint
 Sr Unsub
  01-15-36                           5.85         1,420,000               1,295,740
  06-15-37                           6.38           645,000                 636,776
                                                                    ---------------
Total                                                                     1,932,516
-----------------------------------------------------------------------------------

HOME CONSTRUCTION (0.1%)
Centex
 Sr Unsecured
  05-01-16                           6.50           400,000                 384,664
DR Horton
 Sr Unsub
  04-15-16                           6.50         1,100,000               1,052,442
                                                                    ---------------
Total                                                                     1,437,106
-----------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.3%)
Anadarko Petroleum
 Sr Unsecured
  09-15-16                           5.95         1,750,000               1,708,740
  09-15-36                           6.45           580,000                 557,860
Canadian Natural Resources
  03-15-38                           6.25         1,815,000(c)            1,717,323
Chesapeake Energy
  01-15-16                           6.63           987,000                 949,988
  01-15-18                           6.25           245,000                 228,769
Denbury Resources
  04-01-13                           7.50            65,000                  65,000
Denbury Resources
 Sr Sub Nts
  12-15-15                           7.50            55,000                  55,000
Forest Oil
 Sr Nts
  06-15-19                           7.25            65,000(d)               63,050
Range Resources
  03-15-15                           6.38           110,000                 104,225
  05-15-16                           7.50            50,000                  50,625
                                                                    ---------------
Total                                                                     5,500,580
-----------------------------------------------------------------------------------

MEDIA CABLE (0.1%)
Comcast
  03-15-37                           6.45         1,390,000               1,339,576
Comcast MO of Delaware LLC
  09-01-08                           9.00         1,000,000               1,037,860
EchoStar DBS
  10-01-14                           6.63            99,000                  94,545
Videotron Ltee
  01-15-14                           6.88           340,000(c)              333,200
                                                                    ---------------
Total                                                                     2,805,181
-----------------------------------------------------------------------------------

MEDIA NON CABLE (0.5%)
British Sky Broadcasting Group
  02-23-09                           6.88         2,790,000(c)            2,847,150

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MEDIA NON CABLE (CONT.)
Dex Media East LLC/Finance
  11-15-09                           9.88%          $75,000                 $77,719
Dex Media West LLC/Finance
 Sr Unsecured
 Series B
  08-15-10                           8.50           145,000                 150,256
Idearc
  11-15-16                           8.00           365,000                 368,650
News America
  12-15-35                           6.40         2,360,000               2,247,456
RH Donnelley
 Sr Disc Nts Series A-2
  01-15-13                           6.88           365,000                 345,838
RR Donnelley & Sons
 Sr Unsecured
  01-15-17                           6.13         4,210,000               4,099,041
Sinclair Broadcast Group
  03-15-12                           8.00           175,000                 180,250
                                                                    ---------------
Total                                                                    10,316,360
-----------------------------------------------------------------------------------

METALS (--%)
Freeport-McMoRan Copper & Gold
 Sr Unsecured
  04-01-15                           8.25           190,000                 200,450
-----------------------------------------------------------------------------------

NON CAPTIVE CONSUMER (--%)
SLM
  01-15-13                           5.38           525,000                 463,626
  10-01-13                           5.00           570,000                 488,741
                                                                    ---------------
Total                                                                       952,367
-----------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.2%)
Residential Capital LLC
  06-30-10                           6.38         3,690,000               3,642,369
-----------------------------------------------------------------------------------

PACKAGING (--%)
Crown Americas LLC/Capital
  11-15-15                           7.75           365,000                 366,825
Owens-Brockway Glass Container
  05-15-13                           8.25            85,000                  87,975
                                                                    ---------------
Total                                                                       454,800
-----------------------------------------------------------------------------------

PAPER (--%)
Smurfit-Stone Container Enterprises
 Sr Unsecured
  03-15-17                           8.00           350,000                 339,500
-----------------------------------------------------------------------------------

PROPERTY & CASUALTY (0.1%)
Travelers Companies
 Sr Unsecured
  06-15-37                           6.25         1,425,000               1,387,010
-----------------------------------------------------------------------------------

RAILROADS (--%)
Canadian Pacific Railway
  05-15-37                           5.95           690,000(c)              648,553
-----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

REITS (0.1%)
Brandywine Operating Partnership LP
  05-01-17                           5.70%         $700,000                $678,727
ERP Operating LP
  06-15-17                           5.75         1,690,000               1,656,623
                                                                    ---------------
Total                                                                     2,335,350
-----------------------------------------------------------------------------------

RETAILERS (0.3%)
Home Depot
 Sr Unsecured
  12-16-36                           5.88         3,510,000               3,127,414
Macys Retail Holdings
  07-15-09                           4.80         3,205,000               3,143,800
                                                                    ---------------
Total                                                                     6,271,214
-----------------------------------------------------------------------------------

WIRELESS (--%)
American Tower
 Sr Nts
  10-15-12                           7.13            65,000                  66,463
-----------------------------------------------------------------------------------

WIRELINES (1.3%)
AT&T
 Sr Nts
  05-15-36                           6.80         1,785,000               1,848,717
Qwest
  03-15-12                           8.88           330,000                 355,575
Qwest
 Sr Nts
  06-15-15                           7.63           800,000                 826,000
Qwest
 Sr Unsecured
  10-01-14                           7.50           235,000                 240,875
Sprint Capital
  03-15-32                           8.75           150,000                 168,470
Telecom Italia Capital
  11-15-33                           6.38         1,640,000(c)            1,544,796
Telefonica Europe
  09-15-10                           7.75         3,170,000(c)            3,360,463
TELUS
  06-01-11                           8.00         8,917,500(c)            9,535,928
Verizon New York
 Series A
  04-01-12                           6.88         4,975,000               5,186,975
Verizon Pennsylvania
 Series A
  11-15-11                           5.65         2,265,000               2,260,493
Windstream
  08-01-16                           8.63           365,000                 385,988
                                                                    ---------------
Total                                                                    25,714,280
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $705,580,513)                                                   $695,341,576
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 152 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Balanced Fund

MUNICIPAL BONDS (0.2%)
NAME OF
ISSUER AND
TITLE OF                           COUPON       PRINCIPAL
ISSUE                               RATE          AMOUNT                  VALUE(A)
TOBACCO
Tobacco Settlement Financing Corporation
 Revenue Bonds
 Series 2007A-1
  06-01-46                             6.71%     $3,470,000             $3,329,639
----------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $3,469,653)                                                      $3,329,639
----------------------------------------------------------------------------------

SENIOR LOANS (0.8%)(s)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                  VALUE(A)
CHEMICALS (--%)
Celanese
 Tranche B Term Loan
  04-06-11                             7.10%        $90,000(c,e)           $90,070
  04-06-11                             7.10         525,000(c)             525,410
                                                                   ---------------
Total                                                                      615,480
----------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.1%)
Aramark
 Letter of Credit
  01-26-14                             5.20          36,871                 36,941
Aramark
 Tranche B Term Loan
  01-26-14                             7.48         515,922                516,824
Pinnacle Foods Finance
 Tranche B Term Loan
  04-02-14                             8.10         675,000                676,208
                                                                   ---------------
Total                                                                    1,229,973
----------------------------------------------------------------------------------

GAMING (--%)
Fontainebleau Las Vegas
 Delayed Draw Term Loan
  06-05-14                             2.00         240,000(e,t)           239,700
Fontainebleau Las Vegas
 Term Loan
  06-05-14                             8.61         480,000(e)             481,402
                                                                   ---------------
Total                                                                      721,102
----------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                  VALUE(A)

HEALTH CARE (0.4%)
Community Health
 Term Loan
  06-28-14                             7.57%     $1,627,653(e)          $1,630,029
Community Health
 Delayed Draw Term Loan
  06-28-14                             0.50         107,347(e,t)           107,504
HCA
 Tranche B Term Loan
  01-21-13                        7.60-7.61       3,328,275              3,346,747
                                                                   ---------------
Total                                                                    5,084,280
----------------------------------------------------------------------------------

MEDIA CABLE (0.2%)
Charter Communications
 Tranche B Term Loan
  03-06-14                             7.35       1,605,000              1,590,459
Univision Communications
 Delayed Draw Term Loan
  09-23-14                             1.00          91,812(e,t)            90,263
Univision Communications
 Tranche B Term Loan
  09-29-14                             7.61       1,428,188              1,396,953
                                                                   ---------------
Total                                                                    3,077,675
----------------------------------------------------------------------------------

MEDIA NON CABLE (0.1%)
VNU
 Tranche B Term Loan
  08-09-13                             7.61       1,423,823(c)           1,430,201
----------------------------------------------------------------------------------

METALS (--%)
Freeport-McMoRan Copper & Gold
 Tranche B Term Loan
  03-19-14                             9.00         577,451                577,312
----------------------------------------------------------------------------------

OIL FIELD SERVICES (--%)
Dresser
 1st Lien Term Loan
  05-04-14                             7.86         805,000                806,674
----------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                  VALUE(A)

PAPER (--%)
Domtar
 Tranche B Term Loan
  03-07-14                             6.74%       $406,125(c)            $402,827
----------------------------------------------------------------------------------

RETAILERS (--%)
Michaels Stores
 Term Loan
  10-31-13                             7.63         390,000                386,100
Neiman Marcus Group
 Tranche B Term Loan
  04-27-13                        7.32-7.36         450,000                451,647
                                                                   ---------------
Total                                                                      837,747
----------------------------------------------------------------------------------

TECHNOLOGY (--%)
West Corp
 Tranche B Term Loan
  10-24-13                        7.73-7.76         706,454                707,719
----------------------------------------------------------------------------------

WIRELINES (--%)
Level 3 Communications
 Tranche B Term Loan
  03-13-14                             7.61         875,000                875,823
----------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $16,409,075)                                                    $16,366,813
----------------------------------------------------------------------------------

MONEY MARKET FUND (4.2%)(r)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 82,368,607(u)          $82,368,607
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $82,368,607)                                                     $82,368,607
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,778,387,447)(v)                                            $2,046,414,366
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At June 30, 2007, the value of foreign securities represented 4.9% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the value of these securities amounted to $43,574,761 or 2.2% of net assets.

(e) At June 30, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $77,946,683.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  153

RiverSource VP - Balanced Fund

(g) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments at June 30, 2007:

                                                            PRINCIPAL          SETTLEMENT          PROCEEDS
SECURITY                                                      AMOUNT              DATE            RECEIVABLE           VALUE
-------------------------------------------------------------------------------------------------------------------------------
Federal Natl Mtge Assn
  07-01-22 5.50%                                            $5,000,000          07-17-07          $4,907,812         $4,925,000

(h) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on June 30, 2007.

(j) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(k)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at June 30, 2007, is as follows:

                                                                     ACQUISITION
SECURITY                                                                DATES                     COST
---------------------------------------------------------------------------------------------------------
KKR Private Equity Investors LP Unit                            05-01-06 thru 06-18-07         $2,179,674
Oaktree Capital Group LLC Cl A Unit*                                   05-21-07                 2,112,000
United Artists Theatre Circuit
  9.30% Pass-Through Ctfs 2015                                  12-08-95 thru 08-12-96          1,165,220

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(l) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(m) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at June 30, 2007.

(n) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2007.

(o) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

AMBAC  -- Ambac Assurance Corporation
MBIA   -- MBIA Insurance Corporation

(p) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

TYPE OF SECURITY                                                     NOTIONAL AMOUNT
------------------------------------------------------------------------------------
PURCHASE CONTRACTS
U.S. Long Bond, Sept. 2007, 20-year                                    $12,400,000
U.S. Treasury Note, Sept. 2007, 10-year                                  9,400,000
SALE CONTRACTS
U.S. Treasury Note, Sept. 2007, 2-year                                  16,600,000
U.S. Treasury Note, Sept. 2007, 5-year                                  29,600,000

(q) At June 30, 2007, security was partially or fully on loan. See Note 6 to the financial statements.

(r) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 1.2% of net assets. See Note 6 to the financial statements. 3.0% of net assets is the Fund's cash equivalent position.

(s) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(t) At June 30, 2007, the Fund had unfunded senior loan commitments pursuant to the term of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                      UNFUNDED
BORROWER                                                             COMMITMENT
-------------------------------------------------------------------------------
Community Health                                                      $107,504
Fontainebleau Las Vegas                                                239,400
Univision Communications                                                91,812
-------------------------------------------------------------------------------
Total                                                                 $438,716
-------------------------------------------------------------------------------

(u)  Affiliated Money Market Fund -- See Note 10 to the financial statements.

--------------------------------------------------------------------------------

 154 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Balanced Fund

(v) At June 30, 2007, the cost of securities for federal income tax purposes was approximately $1,778,387,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $290,749,000
Unrealized depreciation                                               (22,722,000)
---------------------------------------------------------------------------------
Net unrealized appreciation                                          $268,027,000
---------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  155

INVESTMENTS IN SECURITIES

RiverSource VP - Cash Management Fund
JUNE 30, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

CERTIFICATES OF DEPOSIT (7.9%)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                  VALUE(A)
Barclays Bank
  03-17-08                           5.28%       $3,000,000(b)           $2,999,709
  05-30-08                           5.31        10,000,000              10,000,000
Credit Suisse NY
  01-14-08                           5.17         6,000,000               6,000,000
  02-26-08                           5.33        17,000,000(b)           17,000,000
  06-16-08                           5.44         8,000,000               8,000,000
Deutsche Bank
  10-10-07                           5.25        10,000,000              10,000,000
  04-14-08                           5.29        10,000,000              10,000,000
Deutsche Bank NY
  05-22-08                           5.34        10,000,000              10,000,000
Natixis
  03-31-08                           5.40        10,000,000(b)           10,000,000
  04-02-08                           5.40        10,000,000(b)            9,998,542
-----------------------------------------------------------------------------------

TOTAL CERTIFICATES OF DEPOSIT
(Cost: $93,998,251)                                                     $93,998,251
-----------------------------------------------------------------------------------

FLOATING RATE NOTES (20.2%)(b)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                  VALUE(A)
Bank of New York
  07-12-08                           5.29%      $10,000,000             $10,000,000
Bear Stearns Companies
  10-05-07                           5.33        10,000,000              10,000,000
  07-14-08                           5.36         5,000,000               5,000,000
  07-25-08                           5.38         5,000,000               5,000,000
Cullinan Finance
  03-28-08                           5.32        13,000,000              12,998,543
  04-28-08                           5.32         4,000,000               3,999,505
DEPFA Bank
  06-13-08                           5.42        10,000,000              10,000,000
General Electric Capital
  06-23-08                           5.28        10,000,000              10,000,000
Goldman Sachs Group
  07-14-08                           5.37         5,000,000               5,000,000
HSBC Finance
  06-23-08                           5.37         5,000,000               5,000,000
Irish Life & Permanent
  07-18-08                           5.36         5,000,000               4,999,730
Lehman Brothers
  06-27-08                           5.35        10,000,000              10,000,000
Lloyds TSB Group
  06-06-08                           5.32        10,000,000              10,000,000
Merrill Lynch & Co
  07-27-07                           5.29        15,000,000              15,000,000
  06-17-08                           5.30        10,000,000              10,000,000
  07-14-08                           5.33         5,000,000               5,000,000
MetLife Global Funding I
  07-21-08                           5.31         5,000,000               5,000,000

FLOATING RATE NOTES (CONTINUED)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                  VALUE(A)
Natexis Banques Populaires US Finance LLC
  07-14-08                           5.33%       $3,000,000              $3,000,000
  08-07-08                           5.35         5,000,000               5,000,000
Northern Rock
  05-02-08                           5.38         5,000,000               5,000,000
  07-08-08                           5.45        10,700,000              10,700,000
Sedna Finance
  09-20-07                           5.33        22,000,000              21,999,753
  01-18-08                           5.32         8,000,000               7,999,557
Skandinaviska Enskilda Banken
  07-08-08                           5.32         5,000,000               5,000,000
  07-17-08                           5.32        10,000,000              10,000,000
  07-22-08                           5.33         7,000,000               7,000,000
Wells Fargo & Co
  07-03-08                           5.31         5,000,000               5,000,000
Westpac Banking
  07-10-08                           5.42        10,700,000              10,700,000
White Pine Finance LLC
  02-25-08                           5.35         2,000,000               2,000,212
  03-20-08                           5.28        10,000,000               9,998,557
-----------------------------------------------------------------------------------

TOTAL FLOATING RATE NOTES
(Cost: $240,395,857)                                                   $240,395,857
-----------------------------------------------------------------------------------

COMMERCIAL PAPER (71.7%)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                  VALUE(A)
ASSET-BACKED (68.6%)
Amsterdam Funding
  07-19-07                           5.00%       $5,000,000(c)           $4,986,146
Axon Financial Funding LLC
  07-26-07                           5.15         5,200,000               5,179,983
BA Credit Card Trust
  08-01-07                           5.10         3,000,000(c)            2,986,027
  08-02-07                           5.11        10,000,000(c)            9,951,967
  08-07-07                           5.13         8,000,000(c)            7,955,751
  08-08-07                           5.20        10,000,000(c)            9,942,583
  09-19-07                           5.27         3,690,000(c)            3,646,204
Bryant Park Funding LLC
  07-11-07                           4.82         4,050,000(c)            4,043,503
  07-23-07                           5.03         3,000,000(c)            2,989,966
CAFCO LLC
  08-23-07                           5.23        10,300,000(c)           10,218,424
Chariot Funding LLC
  09-18-07                           5.26         9,700,000(c)            9,586,618
CHARTA LLC
  07-05-07                           4.39         9,000,000(c)            8,993,425
  07-10-07                           4.78        15,000,000(c)           14,978,125
  09-13-07                           5.24         5,000,000(c)            4,945,313

COMMERCIAL PAPER (CONTINUED)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                  VALUE(A)
ASSET-BACKED (CONT.)
Chesham Finance LLC
  09-04-07                           5.24%      $15,200,000             $15,053,278
  10-11-07                           5.22        10,000,000               9,851,508
  10-19-07                           5.21         7,000,000               6,888,414
Cheyne Finance LLC
  07-12-07                           4.85        14,000,000              13,975,500
  07-19-07                           5.00         5,000,000               4,986,146
  07-23-07                           5.05         3,000,000               2,989,938
  08-03-07                           5.13         5,000,000               4,975,208
  09-13-07                           5.25         3,000,000               2,967,125
  09-19-07                           5.27         5,000,000               4,940,713
  10-18-07                           5.22         2,000,000               1,968,344
Citibank Credit Card Issue Trust (Dakota Nts)
  07-10-07                           4.78        15,000,000(c)           14,978,146
  07-12-07                           4.85        15,000,000(c)           14,973,750
  08-21-07                           5.18         9,000,000(c)            8,931,880
  09-21-07                           5.28         7,000,000(c)            6,914,787
Citigroup Funding
  07-13-07                           4.88        20,000,000              19,962,119
  08-17-07                           5.17        15,000,000              14,895,200
  09-17-07                           5.25        10,000,000               9,884,572
CRC Funding LLC
  08-01-07                           5.13         8,000,000(c)            7,962,524
  08-15-07                           5.18        10,000,000(c)            9,932,853
  08-21-07                           5.24         5,000,000(c)            4,961,722
Cullinan Finance
  04-25-08                           5.35        10,000,000              10,000,000
Deer Valley Funding LLC
  07-11-07                           4.82         8,000,000               7,987,167
  07-16-07                           5.01         6,000,000               5,985,840
  08-20-07                           5.20        15,900,000              15,781,519
  09-11-07                           5.25        11,968,000              11,840,105
  10-12-07                           5.31         5,000,000               4,923,733
Dorada Finance
  07-13-07                           4.87         4,000,000               3,992,431
  09-12-07                           5.22         3,000,000               2,967,718
Ebury Finance LLC
  07-02-07                           3.63           900,000                 899,728
  07-09-07                           4.75        15,000,000              14,980,238
  08-01-07                           5.10         7,000,000               6,967,458
  09-05-07                           5.24         3,000,000               2,970,576
  09-14-07                           5.31         5,000,000               4,943,844
Fairway Finance LLC
  07-26-07                           5.13        11,700,000(c)           11,655,131
  08-06-07                           5.19         8,311,000(c)            8,265,728
Five Finance
  07-17-07                           4.97        10,000,000               9,975,208
  08-30-07                           5.21         5,000,000               4,955,521
  09-07-07                           5.23         4,000,000               3,959,750

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 156 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Cash Management Fund

COMMERCIAL PAPER (CONTINUED)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                  VALUE(A)
ASSET-BACKED (CONT.)
Galaxy Funding
  07-24-07                           5.05%       $5,000,000(c)           $4,982,533
  08-10-07                           5.14        10,000,000(c)            9,940,379
  08-16-07                           5.17        23,000,000(c)           22,842,653
Gemini Securitization
  07-05-07                           4.36         3,200,000(c)            3,197,676
  07-06-07                           4.51         2,000,000(c)            1,998,248
  07-27-07                           5.06         1,000,000(c)              996,078
  08-28-07                           5.21        19,000,000(c)           18,836,521
  09-06-07                           5.23         7,700,000(c)            7,623,642
  09-07-07                           5.23         5,000,000(c)            4,949,688
  09-10-07                           5.23         7,000,000(c)            6,926,500
Grampian Funding LLC
  11-16-07                           5.25         5,000,000(c)            4,899,997
Jupiter Securitization LLC
  08-07-07                           5.19        10,104,000(c)           10,047,474
  08-13-07                           5.22         3,446,000(c)            3,423,678
K2 (USA) LLC
  04-21-08                           5.29        15,000,000              15,000,000
Kitty Hawk Funding
  09-17-07                           5.25        14,000,000(c)           13,838,555
Nelnet Student Asset Funding LLC
  07-02-07                           3.51        10,052,000              10,049,057
  07-25-07                           5.08        13,600,000              13,550,322
  07-30-07                           5.12        18,000,000              17,920,950
  08-23-07                           5.26         6,000,000               5,952,210
Nieuw Amsterdam Receivables
  07-23-07                           5.10         5,100,000(c)            5,082,731
Park Avenue Receivables
  07-24-07                           5.11         3,000,000               2,989,400
  08-22-07                           5.19         5,000,000               4,961,354

COMMERCIAL PAPER (CONTINUED)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                  VALUE(A)
ASSET-BACKED (CONT.)
Park Granada LLC
  07-03-07                           3.95%      $18,000,000(c)          $17,992,095
Park Sienna LLC
  07-20-07                           5.05        13,000,000(c)           12,961,794
  07-26-07                           5.11         4,250,000(c)            4,233,763
  07-31-07                           5.15         4,800,000(c)            4,778,135
Ranger Funding LLC
  07-11-07                           4.82         4,150,000(c)            4,143,343
  07-12-07                           4.85        12,700,000(c)           12,677,796
  07-25-07                           5.07         8,000,000(c)            7,970,833
  08-21-07                           5.21        10,000,000(c)            9,923,950
  09-18-07                           5.25        10,000,000(c)            9,883,222
Scaldis Capital LLC
  07-02-07                           3.49        14,200,000(c)           14,195,866
  09-11-07                           5.23         6,000,000(c)            5,936,125
  09-28-07                           5.27         2,312,000(c)            2,281,597
Sigma Finance
  04-18-08                           5.29        15,000,000              15,000,000
  04-23-08                           5.33        15,000,000              15,000,000
  06-06-08                           5.36        10,000,000               9,999,533
Solitaire Funding LLC
  09-04-07                           5.22        10,000,000(c)            9,903,842
  11-28-07                           5.27         6,500,000(c)            6,358,500
Thames Asset Global Securities #1
  08-28-07                           5.19         8,150,000(c)            8,080,143
  09-20-07                           5.27         4,370,000(c)            4,317,543
Variable Funding Capital
  09-05-07                           5.22         2,000,000(c)            1,980,458

COMMERCIAL PAPER (CONTINUED)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                  VALUE(A)
ASSET-BACKED (CONT.)
Whistlejacket Capital LLC
  11-29-07                           5.28%       $2,098,000              $2,051,937
White Pine Finance LLC
  07-09-07                           4.74         8,000,000               7,989,480
  09-12-07                           5.27         5,154,000               5,098,062
  10-22-07                           5.22        17,000,000              16,721,143
                                                                    ---------------
Total                                                                   814,938,263
-----------------------------------------------------------------------------------

BANKING (1.8%)
Bank of America
  08-10-07                           5.13         9,500,000               9,443,468
  10-25-07                           5.24         3,800,000               3,735,842
UBS Stamford
  11-28-07                           5.23         8,000,000               8,000,000
                                                                    ---------------
Total                                                                    21,179,310
-----------------------------------------------------------------------------------

BROKERAGE (0.1%)
Lehman Brothers Holdings
  07-18-07                           4.97         1,000,000                 997,385
-----------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (1.2%)
General Electric Capital
  11-26-07                           5.26        15,000,000              14,678,408
-----------------------------------------------------------------------------------

TOTAL COMMERCIAL PAPER
(Cost: $851,793,366)                                                   $851,793,366
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,186,187,474)(d)                                            $1,186,187,474
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on June 30, 2007. The maturity date disclosed represents the final maturity. For purposes of Rule 2a-7, maturity is the later of the next put or interest rate reset date.

(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the value of these securities amounted to $441,005,931 or 37.1% of net assets.

(d) Also represents the cost of securities for federal income tax purposes at June 30, 2007.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  157

INVESTMENTS IN SECURITIES

RiverSource VP - Core Bond Fund
JUNE 30, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

BONDS (109.6%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (31.3%)
Federal Home Loan Bank
  01-18-08                           4.63%         $580,000                $577,935
  02-13-08                           5.25           375,000                 374,688
Federal Home Loan Mtge Corp
  08-17-07                           4.00           220,000                 219,629
  03-15-09                           5.75           120,000                 121,004
  07-12-10                           4.13           197,000                 191,135
  04-16-37                           6.00         1,130,000               1,090,335
Federal Natl Mtge Assn
  09-15-07                           4.25           675,000                 673,542
  01-15-08                           4.63         1,200,000               1,195,608
  06-15-08                           5.25             5,000                   4,996
  02-16-12                           5.00         2,105,000               2,079,439
  05-18-12                           4.88         1,220,000               1,197,430
  11-15-30                           6.63           400,000                 450,780
U.S. Treasury
  09-30-07                           4.00         1,215,000(j)            1,212,342
  11-30-07                           4.25           810,000                 807,849
  01-31-09                           4.88         2,185,000               2,182,098
  02-15-09                           4.50         2,475,000               2,457,792
  06-30-09                           4.88         1,090,000(b)            1,089,915
  02-15-10                           4.75         1,135,000               1,130,832
  05-31-12                           4.75         1,335,000               1,324,571
  06-30-12                           4.88         1,890,000(b)            1,884,980
  05-15-17                           4.50           715,000                 685,506
  02-15-26                           6.00         2,163,000               2,361,049
U.S. Treasury Inflation-Indexed Bond
  04-15-12                           2.00         1,547,527(k)            1,502,272
                                                                    ---------------
Total                                                                    24,815,727
-----------------------------------------------------------------------------------

ASSET-BACKED (2.5%)
Capital Auto Receivables Asset Trust
 Series 2004-1 Cl CTFS
  09-15-10                           2.84            50,000                  49,863
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl A4B
  03-20-10                           5.43           200,000(d,i)            200,028
Countrywide Asset-backed Ctfs
 Series 2005-10 Cl AF6
  02-25-36                           4.92            30,000                  28,453
Countrywide Asset-backed Ctfs
 Series 2006-4 Cl 1A1M
  07-25-36                           5.58            49,341(i)               49,367
Countrywide Asset-backed Ctfs
 Series 2007-7 Cl 2A2
  10-25-37                           5.48           250,000(i)              249,961
Drive Auto Receivables Trust
 Series 2006-2 Cl A2 (MBIA)
  07-15-11                           5.30           150,000(d,e)            149,957
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
  06-20-31                           5.78           225,000(d,e)            225,548

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ASSET-BACKED (CONT.)
Franklin Auto Trust
 Series 2004-1 Cl A3 (MBIA)
  03-15-12                           4.15%          $22,167(e)              $22,001
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-2 Cl AIO
  08-25-11                           5.89           200,000(g)               42,686
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
  01-25-12                           5.88           300,000(g)               80,658
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-2 Cl AIO
  07-25-12                           5.90           150,000(g)               43,166
Popular ABS Mtge Pass-Through Trust
 Series 2005-A Cl AF2
  06-25-35                           4.49            19,917                  19,809
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
  02-25-36                           5.57            90,000                  89,636
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M4
  06-25-37                           6.31            40,000                  39,050
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M5
  06-25-37                           6.66            25,000                  24,414
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M6
  06-25-37                           7.01            35,000                  34,191
Residential Asset Securities
 Series 2006-KS1 Cl A2
  02-25-36                           5.46           190,000(i)              190,000
Residential Asset Securities
 Series 2007-KS3 Cl AI2
  04-25-37                           5.50           350,000(i)              350,525
SBA CMBS Trust
 Series 2006-1A Cl B
  11-15-36                           5.45           100,000(d)               97,942
WFS Financial Owner Trust
 Series 2004-1 Cl D
  08-22-11                           3.17             6,677                   6,664
                                                                    ---------------
Total                                                                     1,993,919
-----------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (9.4%)(f)
Banc of America Commercial Mtge
 Series 2005-1 Cl A4
  11-10-42                           4.87            75,000                  73,493

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Banc of America Commercial Mtge
 Series 2005-4 Cl ASB
  07-10-45                           4.87%         $100,000                 $96,028
Banc of America Commercial Mtge
 Series 2007-1 Cl A3
  01-15-49                           5.45           150,000                 146,791
Banc of America Large Loan
 Series 2006-LAQ Cl E
  02-09-21                           5.70            75,000(d,i)             75,193
Banc of America Large Loan
 Series 2006-LAQ Cl F
  02-09-21                           5.76            75,000(d,i)             75,165
Banc of America Large Loan
 Series 2006-LAQ Cl G
  02-09-21                           5.85            50,000(d,i)             50,153
Bear Stearns Commercial Mtge Securities
 Series 2004-PWR5 Cl A3
  07-11-42                           4.57           100,000                  96,287
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A4
  01-12-45                           5.47           150,000                 145,688
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A1
  05-15-19                           5.25           128,055                 127,674
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
  11-15-30                           5.68           225,000                 225,965
Citigroup Commercial Mtge Trust
 Series 2005-EMG Cl A1
  09-20-51                           4.15            55,757(d)               54,978
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
  07-15-44                           5.23            50,000                  48,971
Commercial Mtge Acceptance
 Series 1999-C1 Cl A2
  06-15-31                           7.03           193,940                 198,015
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
  02-05-19                           5.63            50,000(d,i)             50,348
Commercial Mtge Pass-Through Ctfs
 Series 2007-FL14 Cl MKL1
  06-15-22                           6.12           250,000(d,i)            250,000
Credit Suisse Mtge Capital Ctfs
 Series 2006-C2 Cl A3
  03-15-39                           5.66           100,000                  99,065
Credit Suisse Mtge Capital Ctfs
 Series 2006-C4 Cl A3
  09-15-39                           5.47           200,000                 194,131
CS First Boston Mtge Securities
 Series 2001-CP4 Cl A4
  12-15-35                           6.18           175,000                 177,932

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 158 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Core Bond Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
CS First Boston Mtge Securities
Series 2003-CPN1 Cl A2
  03-15-35                           4.60%          $75,000                 $71,118
Federal Natl Mtge Assn #386768
  01-01-11                           4.23            94,920                  91,134
Federal Natl Mtge Assn #387486
  07-01-15                           4.70           661,486                 638,590
Federal Natl Mtge Assn #555806
  10-01-13                           5.08           163,367                 159,897
Federal Natl Mtge Assn #735029
  09-01-13                           5.28           143,974                 142,203
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2002-M2 Cl C
  08-25-12                           4.72            92,575                  89,446
GE Capital Commercial Mtge
 Series 2005-C1 Cl A5
  06-10-48                           4.77           100,000                  93,860
General Electric Capital Assurance
 Series 2003-1 Cl A3
  05-12-35                           4.77           175,000(d)              172,376
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
  06-10-36                           4.88            50,000                  48,896
GS Mtge Securities II
 Series 2004-GG2 Cl A4
  08-10-38                           4.96            75,000                  73,550
GS Mtge Securities II
 Series 2006-GG6 Cl A4
  04-10-38                           5.55           125,000                 122,632
GS Mtge Securities II
 Series 2007-EOP Cl J
  03-06-20                           6.17           150,000(d,i)            150,047
GS Mtge Securities II
 Series 2007-GG10 Cl F
  08-10-45                           5.99           125,000(b)              121,064
JPMorgan Chase Commercial Mtge Securities
 Series 2003-CB6 Cl A2
  07-12-37                           5.26           150,000                 146,511
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
  10-15-37                           4.13            90,063                  86,848
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
  03-12-39                           3.97            39,945                  38,829
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
  03-12-39                           4.77           150,000                 143,278
JPMorgan Chase Commercial Mtge Securities
 Series 2004-C2 Cl A2
  05-15-41                           5.09           100,000                  98,308
JPMorgan Chase Commercial Mtge Securities
 Series 2004-CBX Cl A3
  01-12-37                           4.18            50,000                  48,601
JPMorgan Chase Commercial Mtge Securities
 Series 2004-LN2 Cl A1
  07-15-41                           4.48           219,768                 212,660

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl A4
  04-15-43                           5.48%         $100,000                 $97,392
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
  04-15-43                           5.49           125,000                 123,358
LB-UBS Commercial Mtge Trust
 Series 2002-C4 Cl A4
  09-15-26                           4.56            60,000                  58,371
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
  03-15-29                           3.97            50,000                  47,028
LB-UBS Commercial Mtge Trust
 Series 2005-C5 Cl AAB
  09-15-30                           4.93           175,000                 169,054
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
  06-15-32                           5.86           200,000                 201,959
LB-UBS Commercial Mtge Trust
 Series 2007-C1 Cl A4
  02-15-40                           5.42           125,000                 120,843
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
  06-13-41                           4.34            75,000                  73,529
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
  04-14-40                           4.59            75,000                  71,983
Morgan Stanley Capital I
 Series 2005-T19 Cl AAB
  06-12-47                           4.85           175,000                 168,025
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
  08-12-41                           5.80            75,000                  75,527
Morgan Stanley Capital I
 Series 2006-XLF Cl A2
  07-15-19                           5.45           147,682(d,i)            147,702
Morgan Stanley Dean Witter Capital I
 Series 2002-TOP7 Cl A2
  01-15-39                           5.98           225,000                 227,858
Nomura Asset Securities
 Series 1998-D6 Cl A3
  03-15-30                           7.00           150,000                 161,354
Wachovia Bank Commercial Mtge Trust
 Series 2003-C7 Cl A2
  10-15-35                           5.08           325,000(d)              313,696
Wachovia Bank Commercial Mtge Trust
 Series 2005-C18 Cl A4
  04-15-42                           4.94           100,000                  94,562
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
  07-15-42                           5.09           100,000                  97,681
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl A3
  07-15-45                           5.77            75,000                  74,349
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
  07-15-45                           5.73           100,000                  99,338

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Wachovia Bank Commercial Mtge Trust
 Series 2007-C31 Cl A4
  04-15-47                           5.51%         $125,000                $121,257
                                                                    ---------------
Total                                                                     7,480,591
-----------------------------------------------------------------------------------

MORTGAGE-BACKED (48.3%)(f)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-12 Cl 2A1
  03-25-36                           5.69           143,794(h)              143,787
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2006-1 Cl 2A1
  03-25-36                           5.94           169,817(h)              169,268
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl 3A21
  03-25-37                           6.20           188,000(h)              188,039
American Home Mtge Assets
 Collateralized Mtge Obligation
 Series 2007-2 Cl A2A
  03-25-47                           5.49           290,363(h)              290,048
American Home Mtge Investment Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl GA1C
  05-25-47                           5.51           393,839(h)              393,664
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 4A1
  01-25-19                           4.75            60,671                  57,675
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-9 Cl 1CB1
  01-25-37                           6.00           469,374                 460,690
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-A Cl 3A2
  02-20-36                           5.90           151,166(h)              150,857
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-8 Cl A4
  08-25-35                           5.10           150,000(d,h)            143,649
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
  05-25-37                           7.73           145,198(g)               25,000
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11T1 Cl A1
  07-25-18                           4.75            32,379                  30,781
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-20CB Cl 1A1
  10-25-33                           5.50         1,131,922(b)            1,084,141

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  159

RiverSource VP - Core Bond Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Countrywide Alternative Loan Trust
Collateralized Mtge Obligation
Series 2005-54CB Cl 2A3
  11-25-35                           5.50%         $105,536                $104,611
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 3A7
  11-25-35                           5.50           109,190                 108,235
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-64CB Cl 1A1
  12-25-35                           5.50           211,815                 211,231
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
  04-25-35                           7.50            78,225                  80,608
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-85CB Cl 2A2
  02-25-36                           5.50            75,732                  75,305
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
  05-25-36                           6.00           186,896                 188,156
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-2CB Cl A11
  03-25-36                           6.00           198,232                 197,138
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-31CB Cl A16
  11-25-36                           6.00           350,000                 350,893
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-43CB Cl 1A4
  02-25-37                           6.00           326,174                 325,502
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-HYB1 Cl 6A1
  03-25-35                           5.16           268,736(h)              263,941
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
  06-25-35                           7.00           107,797(d)              111,535
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 1A1
  03-20-36                           5.36           334,597(h)              332,767
Downey Savings & Loan Assn Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR5 Cl X1
  08-19-45                           0.00           831,201(g)                8,572
Federal Home Loan Mtge Corp
  07-01-37                           6.00           600,000(b)              594,375
  07-01-37                           6.50           500,000(b)              505,156
  08-01-37                           6.50         1,500,000(b)            1,513,593

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp #1G2496
  09-01-36                           6.20%         $177,945(h)             $179,263
Federal Home Loan Mtge Corp #1J0283
  02-01-37                           5.83           247,885(h)              247,602
Federal Home Loan Mtge Corp #1J1445
  01-01-37                           5.91           396,949(h)              397,593
Federal Home Loan Mtge Corp #A59310
  04-01-37                           6.00           998,026                 988,898
Federal Home Loan Mtge Corp #B11452
  12-01-18                           6.00           135,998                 136,703
Federal Home Loan Mtge Corp #B11835
  01-01-19                           5.50           110,546                 109,249
Federal Home Loan Mtge Corp #B12280
  02-01-19                           5.50           131,467                 129,925
Federal Home Loan Mtge Corp #C46101
  08-01-29                           6.50           263,475                 269,163
Federal Home Loan Mtge Corp #C90613
  01-01-23                           5.00            50,091                  47,936
Federal Home Loan Mtge Corp #C90683
  06-01-23                           5.00            98,024                  93,809
Federal Home Loan Mtge Corp #C90767
  12-01-23                           6.00            43,847                  44,024
Federal Home Loan Mtge Corp #D96348
  10-01-23                           5.50           169,060                 165,332
Federal Home Loan Mtge Corp #G01410
  04-01-32                           7.00            75,316                  77,630
Federal Home Loan Mtge Corp #G02757
  06-01-36                           5.00           536,296                 504,018
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 237 Cl IO
  05-15-36                           9.81           114,379(g)               31,409
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2795 Cl IY
  07-15-17                          12.40           189,949(g)               19,122
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only/Inverse Floater
 Series 2817 Cl SA
  06-15-32                          19.76           195,170(g,m)              9,644
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2641 Cl KC
  01-15-18                           6.50            49,661                  50,738
Federal Natl Mtge Assn
  07-01-22                           5.00           550,000(b)              531,438
  07-01-22                           5.50         1,140,000(b)            1,122,900
  07-01-37                           5.50         1,675,000(b)            1,615,328
  07-01-37                           7.00           750,000(b)              769,922
  08-01-37                           5.00         1,000,000(b)              936,562
  08-01-37                           6.00         3,250,000(b)            3,212,425
Federal Natl Mtge Assn #252440
  05-01-29                           7.00           128,985                 133,750

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #254560
  11-01-32                           5.00%          $19,958                 $18,793
Federal Natl Mtge Assn #255364
  09-01-34                           6.00           499,568                 495,904
Federal Natl Mtge Assn #255788
  06-01-15                           5.50           292,113                 291,093
Federal Natl Mtge Assn #323715
  05-01-29                           6.00            70,535                  70,308
Federal Natl Mtge Assn #545869
  07-01-32                           6.50            63,418                  64,713
Federal Natl Mtge Assn #545874
  08-01-32                           6.50           123,440                 125,982
Federal Natl Mtge Assn #555340
  04-01-33                           5.50           136,925                 132,816
Federal Natl Mtge Assn #555528
  04-01-33                           6.00           414,634                 412,712
Federal Natl Mtge Assn #615135
  11-01-16                           6.00           160,699                 161,657
Federal Natl Mtge Assn #645569
  06-01-32                           7.00           333,309                 345,252
Federal Natl Mtge Assn #650009
  09-01-31                           7.50            16,435                  17,200
Federal Natl Mtge Assn #667604
  10-01-32                           5.50           174,732                 169,333
Federal Natl Mtge Assn #677089
  01-01-33                           5.50           157,331                 152,470
Federal Natl Mtge Assn #677695
  02-01-33                           6.50           298,473                 305,692
Federal Natl Mtge Assn #683116
  02-01-33                           6.00           272,223                 270,962
Federal Natl Mtge Assn #704610
  06-01-33                           5.50           162,135                 157,091
Federal Natl Mtge Assn #720378
  06-01-18                           4.50            57,231                  54,532
Federal Natl Mtge Assn #724867
  06-01-18                           5.00            94,129                  91,304
Federal Natl Mtge Assn #725232
  03-01-34                           5.00           383,986                 361,701
Federal Natl Mtge Assn #725284
  11-01-18                           7.00            27,112                  27,960
Federal Natl Mtge Assn #725424
  04-01-34                           5.50         1,983,962               1,922,245
Federal Natl Mtge Assn #725425
  04-01-34                           5.50           412,725                 399,921
Federal Natl Mtge Assn #725431
  08-01-15                           5.50            78,246                  77,719
Federal Natl Mtge Assn #725719
  07-01-33                           4.85            72,824(h)               71,547
Federal Natl Mtge Assn #725737
  08-01-34                           4.54            77,478(h)               77,143
Federal Natl Mtge Assn #725773
  09-01-34                           5.50           524,076                 507,403
Federal Natl Mtge Assn #735212
  12-01-34                           5.00           528,231                 497,029
Federal Natl Mtge Assn #735841
  11-01-19                           4.50           793,472(b)              754,927

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 160 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Core Bond Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #743455
  10-01-18                           5.50%         $175,622                $173,683
Federal Natl Mtge Assn #743579
  11-01-33                           5.50            95,052                  92,095
Federal Natl Mtge Assn #753074
  12-01-28                           5.50           127,981                 124,138
Federal Natl Mtge Assn #759330
  01-01-19                           6.50           118,692                 121,106
Federal Natl Mtge Assn #759342
  01-01-34                           6.50            92,953                  94,925
Federal Natl Mtge Assn #761031
  01-01-34                           5.00           168,791                 158,870
Federal Natl Mtge Assn #763754
  02-01-29                           5.50           139,584                 135,301
Federal Natl Mtge Assn #763798
  03-01-34                           5.50           229,094                 222,051
Federal Natl Mtge Assn #765760
  02-01-19                           5.00           142,556                 138,295
Federal Natl Mtge Assn #785506
  06-01-34                           5.00           670,689                 631,072
Federal Natl Mtge Assn #791447
  10-01-34                           6.00           311,395                 309,111
Federal Natl Mtge Assn #815264
  05-01-35                           5.23           286,114(h)              282,598
Federal Natl Mtge Assn #829227
  08-01-35                           6.00           479,053                 474,751
Federal Natl Mtge Assn #831870
  11-01-36                           6.50           692,011                 698,741
Federal Natl Mtge Assn #872916
  06-01-36                           6.50           270,043                 274,583
Federal Natl Mtge Assn #878661
  02-01-36                           5.50           380,521                 365,278
Federal Natl Mtge Assn #881629
  02-01-36                           5.50           371,621                 356,733
Federal Natl Mtge Assn #886291
  07-01-36                           7.00           176,938                 182,880
Federal Natl Mtge Assn #886461
  08-01-36                           6.18           181,266(h)              182,616
Federal Natl Mtge Assn #888414
  11-01-35                           5.00           479,215                 450,244
Federal Natl Mtge Assn #900197
  10-01-36                           5.94           212,511(h)              214,428
Federal Natl Mtge Assn #901922
  10-01-36                           5.79           220,706(h)              221,404
Federal Natl Mtge Assn #909471
  02-01-37                           5.55           316,714(h)              315,672
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
  07-25-33                          12.39           425,907(g)              103,537
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only/Inverse Floater
 Series 2005-92 CL SC
  10-25-35                          17.34           727,622(g,m)             36,454

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 367 Cl 2
  01-01-36                           9.52%         $480,223(g)             $131,303
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-16 Cl 3A1B
  01-19-36                           5.66           119,477(h)              119,476
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-8 Cl 2A1B
  08-21-36                           5.57           331,382(h)              331,918
Harborview Nim
 Collateralized Mtge Obligation
 Series 2006-10 Cl N1
  11-19-36                           6.41            34,598(d)               34,566
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-AR5 Cl 1A1
  05-25-37                           6.37           322,181(h)              325,287
IndyMac Index Nim
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl N1
  06-25-46                           6.65            25,573(d)               25,477
Lehman XS Trust
 Collateralized Mtge Obligation
 Series 2007-5H Cl 1A1
  05-25-37                           6.50           483,257                 486,600
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-2 Cl 4A1
  02-25-19                           5.00            95,236                  91,397
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-4 Cl 2A1
  05-25-34                           6.00            72,839                  71,980
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-7 Cl 8A1
  08-25-19                           5.00            41,378                  39,846
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
  09-25-19                           5.00            64,820                  62,299
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2005-3 Cl 1A2
  04-25-35                           5.50           300,000                 279,684
Merrill Lynch Alternative Note Asset
 Collateralized Mtge Obligation
 Series 2007-OAR2 Cl A1
  04-25-37                           5.50           333,962(i)              333,532
Residential Accredit Loans
 Collateralized Mtge Obligation
 Series 2006-QS3 Cl 1A10
  03-25-36                           6.00           144,299                 144,616

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Structured Asset Securities
 Collateralized Mtge Obligation
 Series 2003-33H Cl 1A1
  10-25-33                           5.50%         $212,269                $203,344
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2004-CB2 Cl 6A
  07-25-19                           4.50           198,703                 188,004
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2005-AR14 Cl 2A1
  12-25-35                           5.29           105,673(h)              104,115
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2005-AR8 Cl 2AB1
  07-25-45                           5.57            49,193(h)               49,212
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2006-AR10 Cl 1A1
  09-25-36                           5.95           119,307(h)              119,513
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-10 Cl A1
  10-25-35                           5.00           280,881                 265,986
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-5 Cl 2A1
  05-25-35                           5.50           180,212                 172,750
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR12 Cl 1A1
  09-25-36                           6.03           114,518(h)              114,782
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl 5A1
  03-25-36                           5.11           247,518(h)              243,415
                                                                    ---------------
Total                                                                    38,268,677
-----------------------------------------------------------------------------------

BANKING (3.6%)
Bank of America
 Sub Nts
  03-15-17                           5.30           935,000                 892,817
Citigroup
 Sub Nts
  02-15-17                           5.50           745,000                 721,548
JPMorgan Chase & Co
 Sub Nts
  06-27-17                           6.13           335,000                 337,605
Manufacturers & Traders Trust
 Sub Nts
  12-01-21                           5.63           260,000                 249,079
Popular North America
 Sr Nts
  10-01-08                           3.88           695,000                 681,211
                                                                    ---------------
Total                                                                     2,882,260
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  161

RiverSource VP - Core Bond Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

BROKERAGE (1.6%)
Discover Financial Services
  06-12-17                           6.45%          $90,000(d)              $89,509
Merrill Lynch & Co
 Sub Nts
  05-02-17                           5.70           530,000                 510,485
Morgan Stanley
  04-27-17                           5.55           665,000                 635,009
                                                                    ---------------
Total                                                                     1,235,003
-----------------------------------------------------------------------------------

ELECTRIC (2.0%)
Cleveland Electric Illuminating
 Sr Unsecured
  04-01-17                           5.70           185,000                 178,489
  12-15-36                           5.95            70,000                  64,520
Consumers Energy
 1st Mtge Series F
  05-15-10                           4.00            40,000                  38,365
Consumers Energy
 1st Mtge Series H
  02-17-09                           4.80           300,000                 296,368
Entergy Gulf States
 1st Mtge
  06-01-08                           3.60           130,000(j)              127,680
Exelon
  06-15-10                           4.45           240,000                 232,009
Indiana Michigan Power
 Sr Nts
  03-15-37                           6.05           105,000                 100,358
Metropolitan Edison
 Sr Nts
  03-15-10                           4.45            40,000                  38,810
Northern States Power
 Sr Nts
  08-01-09                           6.88           120,000                 123,089
Oncor Electric Delivery
 Secured
  01-15-15                           6.38           105,000                 106,499
Portland General Electric
  03-15-10                           7.88            70,000                  74,018
Potomac Electric Power
 Secured
  06-01-35                           5.40            75,000                  65,445
Public Service Company of Colorado
 Sr Nts Series A
  07-15-09                           6.88            70,000                  71,727
Xcel Energy
 Sr Nts
  07-01-08                           3.40            90,000                  88,139
                                                                    ---------------
Total                                                                     1,605,516
-----------------------------------------------------------------------------------

FOOD AND BEVERAGE (1.5%)
Cadbury Schweppes US Finance LLC
  10-01-08                           3.88           690,000(d)              675,532
HJ Heinz
  12-01-08                           6.43           150,000(d)              151,497

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
FOOD AND BEVERAGE (CONT.)
Molson Coors Capital Finance
  09-22-10                           4.85%         $330,000(c)             $322,280
                                                                    ---------------
Total                                                                     1,149,309
-----------------------------------------------------------------------------------

GAS DISTRIBUTORS (0.1%)
Atmos Energy
 Sr Unsub
  10-15-09                           4.00            95,000                  91,805
-----------------------------------------------------------------------------------

GAS PIPELINES (0.7%)
CenterPoint Energy Resources
  02-15-11                           7.75            90,000                  95,997
Colorado Interstate Gas
 Sr Nts
  11-15-15                           6.80           155,000                 159,404
Colorado Interstate Gas
 Sr Unsecured
  03-15-15                           5.95            25,000                  24,344
Southern Natural Gas
  04-01-17                           5.90           265,000(d)              256,314
                                                                    ---------------
Total                                                                       536,059
-----------------------------------------------------------------------------------

HEALTH CARE (0.2%)
UnitedHealth Group
  06-15-37                           6.50           155,000(d)              156,198
-----------------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.3%)
WellPoint
 Sr Unsub
  01-15-36                           5.85           155,000                 141,437
  06-15-37                           6.38            85,000                  83,916
                                                                    ---------------
Total                                                                       225,353
-----------------------------------------------------------------------------------

HOME CONSTRUCTION (0.2%)
Centex
 Sr Unsecured
  05-01-16                           6.50            45,000                  43,275
DR Horton
 Sr Unsub
  04-15-16                           6.50           130,000                 124,379
                                                                    ---------------
Total                                                                       167,654
-----------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.6%)
Anadarko Petroleum
 Sr Unsecured
  09-15-16                           5.95           230,000                 224,577
  09-15-36                           6.45            55,000                  52,900
Canadian Natural Resources
  03-15-38                           6.25           215,000(c)              203,430
                                                                    ---------------
Total                                                                       480,907
-----------------------------------------------------------------------------------

MEDIA CABLE (0.3%)
Comcast
  03-15-37                           6.45           165,000                 159,014
Comcast MO of Delaware LLC
  09-01-08                           9.00           100,000                 103,786
                                                                    ---------------
Total                                                                       262,800
-----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

MEDIA NON CABLE (1.3%)
British Sky Broadcasting Group
  02-23-09                           6.88%         $275,000(c)             $280,633
News America
  12-15-35                           6.40           270,000                 257,124
RR Donnelley & Sons
 Sr Unsecured
  01-15-17                           6.13           470,000                 457,613
                                                                    ---------------
Total                                                                       995,370
-----------------------------------------------------------------------------------

NON CAPTIVE CONSUMER (0.1%)
SLM
  01-15-13                           5.38            60,000                  52,986
  10-01-13                           5.00            60,000                  51,446
                                                                    ---------------
Total                                                                       104,432
-----------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.5%)
Residential Capital LLC
  06-30-10                           6.38           435,000                 429,385
-----------------------------------------------------------------------------------

PROPERTY & CASUALTY (0.2%)
Travelers Companies
 Sr Unsecured
  06-15-37                           6.25           160,000                 155,734
-----------------------------------------------------------------------------------

RAILROADS (0.1%)
Canadian Pacific Railway
  05-15-37                           5.95            80,000(c)               75,195
-----------------------------------------------------------------------------------

REITS (0.3%)
Brandywine Operating Partnership LP
  05-01-17                           5.70            70,000                  67,873
ERP Operating LP
  06-15-17                           5.75           190,000                 186,247
                                                                    ---------------
Total                                                                       254,120
-----------------------------------------------------------------------------------

RETAILERS (0.9%)
Home Depot
 Sr Unsecured
  12-16-36                           5.88           405,000                 360,855
Macys Retail Holdings
  07-15-09                           4.80           370,000                 362,935
                                                                    ---------------
Total                                                                       723,790
-----------------------------------------------------------------------------------

WIRELINES (3.5%)
AT&T
 Sr Nts
  05-15-36                           6.80           200,000                 207,139
Sprint Capital
  03-15-32                           8.75            15,000                  16,847
Telecom Italia Capital
  11-15-33                           6.38           190,000(c)              178,970
Telefonica Europe
  09-15-10                           7.75           370,000(c)              392,231
TELUS
  06-01-11                           8.00         1,020,000(c)            1,090,736
Verizon New York
 Series A
  04-01-12                           6.88           565,000                 589,074

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 162 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Core Bond Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
WIRELINES (CONT.)
Verizon Pennsylvania
Series A
  11-15-11                           5.65%         $260,000                $259,483
                                                                    ---------------
Total                                                                     2,734,480
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $87,828,862)                                                     $86,824,284
-----------------------------------------------------------------------------------

MUNICIPAL BONDS (0.5%)
NAME OF
ISSUER AND
TITLE OF                           COUPON       PRINCIPAL
ISSUE                               RATE          AMOUNT                   VALUE(A)
TOBACCO
Tobacco Settlement Financing Corporation
 Revenue Bonds
 Series 2007A-1
  06-01-46                           6.71%         $375,000                $359,831
-----------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $374,963)                                                           $359,831
-----------------------------------------------------------------------------------

MONEY MARKET FUND (7.1%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                  5,584,710(l)           $5,584,710
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $5,584,710)                                                       $5,584,710
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $93,788,535)(n)                                                  $92,768,825
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) At June 30, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $15,759,552.
(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At June 30, 2007, the value of foreign securities represented 3.2% of net assets.
(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the value of these securities amounted to $3,657,410 or 4.6% of net assets.
(e) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

AMBAC  -- Ambac Assurance Corporation
MBIA   -- MBIA Insurance Corporation

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.
(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at June 30, 2007.
(h) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2007.
(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on June 30, 2007.
(j) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

TYPE OF SECURITY                                                     NOTIONAL AMOUNT
------------------------------------------------------------------------------------
PURCHASE CONTRACTS
U.S. Long Bond, Sept. 2007, 20-year                                    $1,000,000
U.S. Treasury Note, Sept. 2007, 10-year                                 1,800,000
SALE CONTRACTS
U.S. Treasury Note, Sept. 2007, 2-year                                  1,000,000
U.S. Treasury Note, Sept. 2007, 5-year                                  3,800,000

(k) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(l)  Affiliated Money Market Fund -- See Note 10 to the financial statements.
(m) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offering Rate) Index. Interest rate disclosed is the rate in effect on June 30, 2007. At June 30, 2007, the value of inverse floaters represented 0.1% of net assets.
(n) At June 30, 2007, the cost of securities for federal income tax purposes was approximately $93,789,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                                  $86,000
Unrealized depreciation                                               (1,106,000)
--------------------------------------------------------------------------------
Net unrealized depreciation                                          $(1,020,000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  163

RiverSource VP - Core Bond Fund

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.

--------------------------------------------------------------------------------

 164 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - Diversified Bond Fund
JUNE 30, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

BONDS (100.7%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (20.7%)
Federal Farm Credit Bank
  10-10-08                             4.25%     $7,115,000              $7,029,997
Federal Home Loan Bank
  01-18-08                             4.63      17,110,000              17,049,088
  02-08-08                             4.63      16,985,000              16,909,162
  02-13-08                             5.25      22,300,000              22,281,424
Federal Home Loan Mtge Corp
  08-17-07                             4.00       1,340,000               1,337,743
  03-15-09                             5.75       4,940,000               4,981,318
  07-12-10                             4.13       2,480,000               2,406,160
  04-16-37                             6.00      48,570,000              46,865,096
Federal Natl Mtge Assn
  09-15-07                             4.25      21,845,000              21,797,815
  01-15-08                             4.63      36,450,000              36,316,593
  09-15-08                             5.00      43,000,000              42,861,669
  02-16-12                             5.00      52,900,000              52,257,635
  05-18-12                             4.88      30,760,000              30,190,940
  11-15-30                             6.63      17,760,000              20,014,650
U.S. Treasury
  06-30-07                             3.63       7,900,000               7,899,717
  11-30-07                             4.25       3,645,000(k)            3,635,319
  01-31-09                             4.88      21,955,000(g)           21,925,844
  02-15-09                             4.50      84,260,000              83,674,140
  06-30-09                             4.88      45,130,000(e)           45,126,480
  02-15-10                             4.75      13,360,000(g)           13,310,942
  05-31-12                             4.75       9,875,000(g)            9,797,857
  05-15-17                             4.50       5,362,000               5,140,818
  02-15-26                             6.00     123,000,000             134,262,126
U.S. Treasury Inflation-Indexed Bond
  04-15-12                             2.00      65,159,040(o)           63,253,576
                                                                    ---------------
Total                                                                   710,326,109
-----------------------------------------------------------------------------------

ASSET-BACKED (2.4%)
Capital Auto Receivables Asset Trust
 Series 2004-1 Cl CTFS
  09-15-10                             2.84       2,000,000               1,994,512
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl A4B
  03-20-10                             5.43       7,475,000(b,d)          7,476,058
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl D
  04-20-11                             6.15       1,975,000(d)            1,986,666
Citibank Credit Card Issuance Trust
 Series 2003-A3 Cl A3
  03-10-10                             3.10         300,000                 295,396
College Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-1 Cl AIO
  07-25-08                             5.62       9,725,000(l)              989,215
Countrywide Asset-backed Ctfs
 Series 2007-7 Cl 2A2
  10-25-37                             5.48      10,000,000(b)            9,998,439

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ASSET-BACKED (CONT.)
Countrywide Asset-backed Ctfs
 Series 2005-10 Cl AF6
  02-25-36                             4.92%     $1,020,000                $967,410
Countrywide Asset-backed Ctfs
 Series 2006-4 Cl 1A1M
  07-25-36                             5.58       1,556,972(b)            1,557,804
Drive Auto Receivables Trust
 Series 2006-2 Cl A2 (MBIA)
  07-15-11                             5.30       5,725,000(d,n)          5,723,340
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
  06-20-31                             5.78       6,775,000(d,n)          6,791,511
Hertz Vehicle Financing LLC
 Series 2004-1A Cl A3 (MBIA)
  05-25-09                             2.85       1,800,000(d,n)          1,773,971
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-2 Cl AIO
  08-25-11                             5.89       6,200,000(l)            1,323,278
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
  01-25-12                             5.88      11,400,000(l)            3,065,004
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-4 Cl AIO
  02-27-12                             5.88      11,633,000(l)            2,929,850
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-2 Cl AIO
  07-25-12                             5.90       7,263,000(l)            2,090,098
Popular ABS Mtge Pass-Through Trust
 Series 2005-A Cl AF2
  06-25-35                             4.49         657,267                 653,686
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
  02-25-36                             5.57       2,755,000               2,743,870
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M4
  06-25-37                             6.31       1,605,000               1,566,881
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M5
  06-25-37                             6.66       1,040,000               1,015,625
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M6
  06-25-37                             7.01       1,530,000               1,494,619
Residential Asset Securities
 Series 2006-KS1 Cl A2
  02-25-36                             5.46       5,955,000(b)            5,955,000

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ASSET-BACKED (CONT.)
Residential Asset Securities
 Series 2007-KS3 Cl AI2
  04-25-37                             5.50%    $14,600,000(b)          $14,621,899
SBA CMBS Trust
 Series 2006-1A Cl B
  11-15-36                             5.45       3,750,000(d)            3,672,813
                                                                    ---------------
Total                                                                    80,686,945
-----------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (8.8%)(f)
Banc of America Commercial Mtge
 Series 2005-1 Cl A4
  11-10-42                             4.87       2,250,000               2,204,786
Banc of America Commercial Mtge
 Series 2005-4 Cl ASB
  07-10-45                             4.87       3,225,000               3,096,908
Banc of America Commercial Mtge
 Series 2007-1 Cl A3
  01-15-49                             5.45       6,175,000               6,042,875
Banc of America Large Loan
 Series 2006-LAQ Cl E
  02-09-21                             5.70       2,175,000(b,d)          2,180,606
Banc of America Large Loan
 Series 2006-LAQ Cl F
  02-09-21                             5.76       2,425,000(b,d)          2,430,348
Banc of America Large Loan
 Series 2006-LAQ Cl G
  02-09-21                             5.85       1,700,000(b,d)          1,705,209
Bear Stearns Commercial Mtge Securities
 Series 2003-T10 Cl A1
  03-13-40                             4.00         243,759                 234,572
Bear Stearns Commercial Mtge Securities
 Series 2004-PWR5 Cl A3
  07-11-42                             4.57       1,790,000               1,723,541
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A2
  01-12-45                             5.33      10,000,000               9,873,400
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A4
  01-12-45                             5.47       6,700,000               6,507,375
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
  11-15-30                             5.68      17,400,000              17,474,647
Citigroup Commercial Mtge Trust
 Series 2005-EMG Cl A1
  09-20-51                             4.15       2,230,292(d)            2,199,098
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
  07-15-44                             5.23       1,750,000               1,713,978
Commercial Mtge Acceptance
 Series 1999-C1 Cl A2
  06-15-31                             7.03       8,102,376               8,272,622

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  165

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Commercial Mtge Pass-Through Ctfs
Series 2006-CN2A Cl BFL
  02-05-19                             5.63%     $1,425,000(b,d)         $1,434,909
Commercial Mtge Pass-Through Ctfs
 Series 2007-FL14 Cl MKL1
  06-15-22                             6.12      11,250,000(b,d)         11,250,000
Credit Suisse Mtge Capital Ctfs
 Series 2006-C2 Cl A3
  03-15-39                             5.66       6,700,000               6,637,324
Credit Suisse Mtge Capital Ctfs
 Series 2006-C4 Cl A3
  09-15-39                             5.47      10,000,000               9,706,533
CS First Boston Mtge Securities
 Series 2001-CP4 Cl A4
  12-15-35                             6.18      11,825,000              12,023,089
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
  03-15-35                             4.60       2,825,000               2,678,792
Federal Natl Mtge Assn #385683
  02-01-13                             4.83       3,043,633               2,954,983
Federal Natl Mtge Assn #387486
  07-01-15                             4.70       8,754,965               8,451,938
Federal Natl Mtge Assn #555806
  10-01-13                             5.08         859,826                 841,563
Federal Natl Mtge Assn #735390
  03-01-16                             4.81       4,025,168               3,933,072
GE Capital Commercial Mtge
 Series 2005-C1 Cl A5
  06-10-48                             4.77       2,200,000               2,064,918
General Electric Capital Assurance
 Series 2003-1 Cl A3
  05-12-35                             4.77       5,625,000(d)            5,540,657
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
  06-10-36                             4.88       1,625,000               1,589,130
GS Mtge Securities II
 Series 2004-GG2 Cl A4
  08-10-38                             4.96       3,000,000               2,941,984
GS Mtge Securities II
 Series 2006-GG6 Cl A4
  04-10-38                             5.55       5,000,000               4,905,291
GS Mtge Securities II
 Series 2007-EOP Cl J
  03-06-20                             6.17       6,600,000(b,d)          6,602,063
GS Mtge Securities II
 Series 2007-GG10 Cl F
  08-10-45                             5.99       5,350,000(e)            5,181,529
JPMorgan Chase Commercial Mtge Securities
 Series 2003-CB6 Cl A1
  07-12-37                             4.39       2,882,394               2,781,280
JPMorgan Chase Commercial Mtge Securities
 Series 2003-CB6 Cl A2
  07-12-37                             5.26       5,975,000               5,836,032
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
  10-15-37                             4.13       2,561,391               2,469,942

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
  03-12-39                             3.97%     $1,677,683              $1,630,834
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
  03-12-39                             4.77       5,425,000               5,181,905
JPMorgan Chase Commercial Mtge Securities
 Series 2004-C2 Cl A2
  05-15-41                             5.09       1,000,000                 983,078
JPMorgan Chase Commercial Mtge Securities
 Series 2004-CBX Cl A3
  01-12-37                             4.18       1,950,000               1,895,454
JPMorgan Chase Commercial Mtge Securities
 Series 2004-LN2 Cl A1
  07-15-41                             4.48       9,318,162               9,016,784
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl A4
  04-15-43                             5.48       5,675,000               5,526,973
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
  04-15-43                             5.49       4,425,000               4,366,874
LB-UBS Commercial Mtge Trust
 Series 2002-C4 Cl A5
  09-15-31                             4.85       3,000,000               2,891,471
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
  03-15-29                             3.97       2,200,000               2,069,210
LB-UBS Commercial Mtge Trust
 Series 2005-C5 Cl AAB
  09-15-30                             4.93       5,775,000               5,578,766
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
  06-15-32                             5.86       6,725,000               6,790,868
LB-UBS Commercial Mtge Trust
 Series 2007-C1 Cl A4
  02-15-40                             5.42       5,075,000               4,906,233
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
  06-13-41                             4.34       2,625,000               2,573,526
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
  04-14-40                             4.59       2,400,000               2,303,448
Morgan Stanley Capital I
 Series 2005-T19 Cl AAB
  06-12-47                             4.85       6,025,000               5,784,871
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
  08-12-41                             5.80       5,500,000               5,538,661
Morgan Stanley Capital I
 Series 2006-XLF Cl A2
  07-15-19                             5.45       4,922,736(b,d)          4,923,412
Morgan Stanley Dean Witter Capital I
 Series 2002-TOP7 Cl A2
  01-15-39                             5.98      10,810,000              10,947,295
Nomura Asset Securities
 Series 1998-D6 Cl A3
  03-15-30                             7.00      16,965,000              18,249,155

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Wachovia Bank Commercial Mtge Trust
 Series 2003-C7 Cl A2
  10-15-35                             5.08%    $12,800,000(d)          $12,354,815
Wachovia Bank Commercial Mtge Trust
 Series 2005-C18 Cl A4
  04-15-42                             4.94       2,900,000               2,742,288
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
  07-15-42                             5.09       2,975,000               2,906,022
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl A3
  07-15-45                             5.77       4,300,000               4,262,687
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
  07-15-45                             5.73       6,000,000               5,960,287
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl A4
  11-15-48                             5.31       1,350,000               1,292,854
Wachovia Bank Commercial Mtge Trust
 Series 2007-C31 Cl A4
  04-15-47                             5.51       4,850,000               4,704,766
                                                                    ---------------
Total                                                                   300,867,531
-----------------------------------------------------------------------------------

MORTGAGE-BACKED (48.6%)(f)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-12 Cl 2A1
  03-25-36                             5.69       4,745,200(m)            4,744,982
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2006-1 Cl 2A1
  03-25-36                             5.94       5,603,952(m)            5,585,851
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl 3A21
  03-25-37                             6.20       7,637,500(m)            7,639,104
American Home Mtge Assets
 Collateralized Mtge Obligation
 Series 2007-2 Cl A2A
  03-25-47                             5.49      12,642,413(m)           12,628,706
American Home Mtge Investment Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl GA1C
  05-25-47                             5.51      16,615,070(m)           16,607,709
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 1A1
  01-25-34                             6.00       2,566,971               2,524,924
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 4A1
  01-25-19                             4.75       1,895,959               1,802,346
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-3 Cl 1A1
  04-25-34                             6.00       4,677,050               4,597,395

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 166 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Banc of America Alternative Loan Trust
Collateralized Mtge Obligation
Series 2006-9 Cl 1CB1
  01-25-37                             6.00%    $28,021,597             $27,503,180
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-2 Cl N1
  11-25-46                             7.25         986,223(d)              970,506
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-A Cl 3A2
  02-20-36                             5.90       6,307,418(m)            6,294,488
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-8 Cl A4
  08-25-35                             5.10       5,650,000(d,m)          5,410,771
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
  05-25-37                             7.73       7,308,285(l)            1,258,341
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11T1 Cl A1
  07-25-18                             4.75       1,756,571               1,669,841
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-20CB Cl 1A1
  10-25-33                             5.50      19,921,829(e)           19,080,881
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-14 Cl 2A2
  05-25-35                             5.57       6,388,500(b)            6,394,598
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 2A3
  11-25-35                             5.50       3,334,163               3,304,940
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 3A7
  11-25-35                             5.50       3,400,479               3,370,733
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-64CB Cl 1A1
  12-25-35                             5.50       6,469,974               6,452,130
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
  04-25-35                             7.50       2,719,107               2,801,924
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-85CB Cl 2A2
  02-25-36                             5.50       2,379,578               2,366,176
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
  05-25-36                             6.00       6,885,658               6,932,063

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-2CB Cl A11
  03-25-36                             6.00%     $5,946,964              $5,914,126
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-31CB Cl A16
  11-25-36                             6.00      13,075,000              13,108,341
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-43CB Cl 1A4
  02-25-37                             6.00      17,566,792              17,530,604
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
  06-25-35                             7.00       3,496,105(d)            3,617,350
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 1A1
  03-20-36                             5.36       3,253,029(m)            3,235,235
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB5 Cl 2A2
  09-20-36                             5.90       8,999,488(m)            9,000,388
CS First Boston Mtge Securities
 Collateralized Mtge Obligation
 Series 2003-29 Cl 8A1
  11-25-18                             6.00       1,911,055               1,904,863
CS First Boston Mtge Securities
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
  12-25-34                             6.00      16,952,115              16,664,458
Deutsche Bank Alternate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl A3
  02-25-37                             5.41       6,145,937(b)            6,147,720
Deutsche Bank Alternate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-AR3 Cl 2A1
  05-25-37                             5.43       6,405,753(m)            6,409,349
Downey Savings & Loan Assn Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR5 Cl X1
  08-19-45                             0.00      26,083,868(l)              268,990
Federal Home Loan Mtge Corp
  07-01-37                             6.00      20,400,000(e)           20,208,750
  07-01-37                             6.50      56,500,000(e)           57,082,627
  08-01-37                             6.50      60,500,000(e)           61,048,250
Federal Home Loan Mtge Corp #1G2496
  09-01-36                             6.20       6,739,649(m)            6,789,590
Federal Home Loan Mtge Corp #1J0283
  02-01-37                             5.83      10,428,355(m)           10,416,456
Federal Home Loan Mtge Corp #1J1445
  01-01-37                             5.91      20,073,233(m)           20,105,798

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp #1J1536
  03-01-37                             5.51%     $4,007,191(m)           $3,978,220
Federal Home Loan Mtge Corp #A27373
  10-01-34                             6.50         632,273                 641,953
Federal Home Loan Mtge Corp #A59027
  04-01-37                             6.00      29,449,821              29,180,478
Federal Home Loan Mtge Corp #B11452
  12-01-18                             6.00       1,335,362               1,342,282
Federal Home Loan Mtge Corp #C00356
  08-01-24                             8.00         100,558                 106,428
Federal Home Loan Mtge Corp #C14412
  09-01-28                             6.00       1,274,348               1,272,269
Federal Home Loan Mtge Corp #C53878
  12-01-30                             5.50         985,316                 955,161
Federal Home Loan Mtge Corp #C59161
  10-01-31                             6.00       2,750,376               2,743,872
Federal Home Loan Mtge Corp #C79930
  06-01-33                             5.50       2,568,457               2,489,083
Federal Home Loan Mtge Corp #C80198
  08-01-24                             8.00          58,279                  61,681
Federal Home Loan Mtge Corp #C80253
  01-01-25                             9.00          55,588                  60,088
Federal Home Loan Mtge Corp #C90767
  12-01-23                             6.00       3,902,341               3,918,114
Federal Home Loan Mtge Corp #D95319
  03-01-22                             6.00         429,576                 431,821
Federal Home Loan Mtge Corp #D96300
  10-01-23                             5.50         328,825                 321,574
Federal Home Loan Mtge Corp #E01127
  02-01-17                             6.50       2,495,697               2,549,846
Federal Home Loan Mtge Corp #E01419
  05-01-18                             5.50       1,408,509               1,392,298
Federal Home Loan Mtge Corp #E97591
  06-01-18                             5.50         328,134                 324,530
Federal Home Loan Mtge Corp #E98725
  08-01-18                             5.00       4,373,628               4,243,317
Federal Home Loan Mtge Corp #E99684
  10-01-18                             5.00       3,617,593               3,509,875
Federal Home Loan Mtge Corp #G01108
  04-01-30                             7.00       2,038,081               2,107,160
Federal Home Loan Mtge Corp #G01427
  12-01-31                             6.50         624,977                 637,652
Federal Home Loan Mtge Corp #G01535
  04-01-33                             6.00         514,474                 514,658
Federal Home Loan Mtge Corp #G02757
  06-01-36                             5.00      32,177,779              30,241,079
Federal Home Loan Mtge Corp #G02776
  03-01-37                             6.00      25,093,472              24,863,972
Federal Home Loan Mtge Corp #G30225
  02-01-23                             6.00       5,078,256               5,104,794
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 237 Cl IO
  05-15-36                             9.81       5,192,816(l)            1,425,972

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  167

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp
Collateralized Mtge Obligation
Interest Only
Series 2590 Cl BI
  02-15-14                            20.00%       $629,862(l)              $19,313
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2718 Cl IA
  10-15-22                            20.00       2,078,839(l)               54,987
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2817 Cl SA
  06-15-32                            19.76       8,444,368(l)              417,273
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 1241 Cl K
  03-15-22                             7.00         653,896                 652,037
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2576 Cl KJ
  02-15-33                             5.50       4,846,899               4,851,468
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2641 Cl KC
  01-15-18                             6.50       1,812,610               1,851,917
Federal Natl Mtge Assn
  07-01-22                             5.50       8,000,000(e)            7,880,000
  07-01-22                             6.00      11,000,000(e)           11,048,125
  07-01-37                             5.50       4,200,000(e)            4,050,375
  07-01-37                             7.00      33,000,000(e)           33,876,545
  08-01-37                             5.00       7,025,000(e)            6,579,348
  08-01-37                             5.50      17,000,000(e)           16,973,438
  08-01-37                             6.00     155,950,000(e)          154,146,905
  08-01-37                             6.50      25,000,000(e)           25,210,950
Federal Natl Mtge Assn #125032
  11-01-21                             8.00          22,745                  23,954
Federal Natl Mtge Assn #125474
  02-01-27                             7.50         603,400                 631,658
Federal Natl Mtge Assn #190353
  08-01-34                             5.00      11,595,117              10,910,216
Federal Natl Mtge Assn #190764
  09-01-07                             8.50              22                      22
Federal Natl Mtge Assn #190899
  04-01-23                             8.50         237,665                 250,468
Federal Natl Mtge Assn #190988
  06-01-24                             9.00         256,603                 273,232
Federal Natl Mtge Assn #253883
  08-01-16                             6.00         583,862                 587,344
Federal Natl Mtge Assn #254224
  02-01-17                             7.00         851,758                 877,440
Federal Natl Mtge Assn #254560
  11-01-32                             5.00       2,933,882               2,762,655
Federal Natl Mtge Assn #254675
  01-01-23                             6.50         155,571                 158,987

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #254916
  09-01-23                             5.50%     $3,980,836              $3,892,156
Federal Natl Mtge Assn #255788
  06-01-15                             5.50       4,586,082               4,570,061
Federal Natl Mtge Assn #256171
  03-01-26                             6.00      21,859,068              21,821,048
Federal Natl Mtge Assn #256339
  07-01-36                             5.50      20,604,109              19,778,709
Federal Natl Mtge Assn #303727
  02-01-11                             6.00          68,930                  69,389
Federal Natl Mtge Assn #442411
  11-01-28                             6.50       1,095,191               1,117,787
Federal Natl Mtge Assn #445254
  12-01-13                             5.50       1,669,250               1,658,011
Federal Natl Mtge Assn #446964
  10-01-28                             6.00       3,437,200               3,426,126
Federal Natl Mtge Assn #450370
  01-01-29                             6.50       1,636,253               1,670,013
Federal Natl Mtge Assn #484820
  04-01-14                             5.50           9,384                   9,321
Federal Natl Mtge Assn #50553
  04-01-22                             8.00          83,183                  87,683
Federal Natl Mtge Assn #510587
  08-01-29                             7.00         113,635                 117,833
Federal Natl Mtge Assn #545339
  11-01-31                             6.50          91,750                  94,038
Federal Natl Mtge Assn #545342
  04-01-13                             7.00         658,182                 662,792
Federal Natl Mtge Assn #545869
  07-01-32                             6.50       1,352,918               1,380,531
Federal Natl Mtge Assn #545885
  08-01-32                             6.50       2,841,672               2,932,208
Federal Natl Mtge Assn #545910
  08-01-17                             6.00       1,528,652               1,540,050
Federal Natl Mtge Assn #555375
  04-01-33                             6.00       8,593,074               8,580,114
Federal Natl Mtge Assn #555376
  04-01-18                             4.50         190,464                 181,481
Federal Natl Mtge Assn #555458
  05-01-33                             5.50      10,645,848              10,293,258
Federal Natl Mtge Assn #555528
  04-01-33                             6.00      23,405,579              23,297,083
Federal Natl Mtge Assn #555734
  07-01-23                             5.00       3,172,539               3,028,904
Federal Natl Mtge Assn #555740
  08-01-18                             4.50       1,754,466               1,671,883
Federal Natl Mtge Assn #576603
  03-01-15                             6.00       2,714,683               2,731,297
Federal Natl Mtge Assn #606882
  10-01-31                             7.00         460,907                 477,705
Federal Natl Mtge Assn #609621
  11-01-31                             7.00       2,361,583               2,447,651
Federal Natl Mtge Assn #617746
  08-01-32                             6.50         188,287                 191,622
Federal Natl Mtge Assn #626720
  01-01-17                             6.00         151,903                 152,809

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #630599
  05-01-32                             7.00%     $3,058,566              $3,168,159
Federal Natl Mtge Assn #634367
  03-01-17                             6.50         862,462                 878,042
Federal Natl Mtge Assn #646938
  06-01-32                             7.00       1,409,166               1,459,659
Federal Natl Mtge Assn #647549
  08-01-17                             6.00       1,358,769               1,366,782
Federal Natl Mtge Assn #650159
  10-01-32                             6.50       2,283,999               2,343,445
Federal Natl Mtge Assn #652600
  02-01-18                             5.50       5,842,858               5,777,739
Federal Natl Mtge Assn #667604
  10-01-32                             5.50       5,674,632               5,499,306
Federal Natl Mtge Assn #667721
  03-01-33                             6.00       1,802,965               1,796,583
Federal Natl Mtge Assn #667787
  02-01-18                             5.50         705,632                 697,648
Federal Natl Mtge Assn #669925
  09-01-17                             6.50       2,175,120               2,227,879
Federal Natl Mtge Assn #670382
  09-01-32                             6.00       5,495,020               5,469,548
Federal Natl Mtge Assn #670387
  08-01-32                             7.00         722,861                 749,695
Federal Natl Mtge Assn #672289
  12-01-17                             5.50         445,979                 441,284
Federal Natl Mtge Assn #678028
  09-01-17                             6.00         490,257                 493,148
Federal Natl Mtge Assn #683116
  02-01-33                             6.00         272,223                 270,961
Federal Natl Mtge Assn #684585
  02-01-33                             5.50         515,258                 499,467
Federal Natl Mtge Assn #684586
  03-01-33                             6.00       1,549,552               1,543,671
Federal Natl Mtge Assn #684601
  03-01-33                             6.00       1,128,301               1,127,175
Federal Natl Mtge Assn #687051
  01-01-33                             6.00       5,378,464               5,315,828
Federal Natl Mtge Assn #687736
  02-01-33                             5.50       2,630,553               2,548,722
Federal Natl Mtge Assn #688691
  03-01-33                             5.50         530,207                 513,713
Federal Natl Mtge Assn #689093
  07-01-28                             5.50       1,448,435               1,404,934
Federal Natl Mtge Assn #694316
  03-01-18                             5.50       1,592,747               1,575,389
Federal Natl Mtge Assn #694546
  03-01-33                             5.50       1,655,050               1,603,565
Federal Natl Mtge Assn #694628
  04-01-33                             5.50       2,174,512               2,108,737
Federal Natl Mtge Assn #694795
  04-01-33                             5.50       2,800,624               2,716,578
Federal Natl Mtge Assn #694988
  03-01-33                             5.50       5,530,169               5,360,914
Federal Natl Mtge Assn #695202
  03-01-33                             6.50       1,998,891               2,031,082

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 168 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #705096
  06-01-18                             5.00%       $416,939                $404,474
Federal Natl Mtge Assn #709901
  06-01-18                             5.00       2,638,804               2,560,004
Federal Natl Mtge Assn #711501
  05-01-33                             5.50       1,334,374               1,293,051
Federal Natl Mtge Assn #720378
  06-01-18                             4.50       3,335,510               3,178,190
Federal Natl Mtge Assn #723687
  08-01-28                             5.50       2,143,648               2,079,268
Federal Natl Mtge Assn #725232
  03-01-34                             5.00      11,903,565              11,212,741
Federal Natl Mtge Assn #725284
  11-01-18                             7.00          86,758                  89,471
Federal Natl Mtge Assn #725424
  04-01-34                             5.50      45,086,217              43,683,671
Federal Natl Mtge Assn #725425
  04-01-34                             5.50      14,032,639              13,597,327
Federal Natl Mtge Assn #725684
  05-01-18                             6.00       4,719,812               4,750,233
Federal Natl Mtge Assn #725719
  07-01-33                             4.85       3,095,031(m)            3,040,744
Federal Natl Mtge Assn #725737
  08-01-34                             4.54       2,905,407(m)            2,892,856
Federal Natl Mtge Assn #725773
  09-01-34                             5.50      17,369,385              16,816,780
Federal Natl Mtge Assn #725813
  12-01-33                             6.50       6,811,836               6,921,535
Federal Natl Mtge Assn #726940
  08-01-23                             5.50          55,124                  53,729
Federal Natl Mtge Assn #730153
  08-01-33                             5.50         540,323                 523,515
Federal Natl Mtge Assn #730231
  08-01-23                             5.50       6,064,557               5,929,458
Federal Natl Mtge Assn #731075
  07-01-18                             5.50         131,858                 130,449
Federal Natl Mtge Assn #731417
  09-01-18                             5.50       1,490,186               1,474,357
Federal Natl Mtge Assn #732094
  08-01-18                             5.50         106,008                 104,862
Federal Natl Mtge Assn #735212
  12-01-34                             5.00      24,818,109              23,352,152
Federal Natl Mtge Assn #735841
  11-01-19                             4.50       8,463,706(e)            8,052,553
Federal Natl Mtge Assn #737330
  09-01-18                             5.50       1,154,194               1,141,512
Federal Natl Mtge Assn #742840
  10-01-18                             5.50       1,127,824               1,115,443
Federal Natl Mtge Assn #743262
  10-01-18                             5.00       2,601,220               2,523,676
Federal Natl Mtge Assn #743455
  10-01-18                             5.50       4,231,338               4,184,626
Federal Natl Mtge Assn #745275
  02-01-36                             5.00      30,995,742              29,121,883
Federal Natl Mtge Assn #745278
  06-01-19                             4.50      16,091,775              15,332,802

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #745563
  08-01-34                             5.50%    $14,683,079             $14,226,317
Federal Natl Mtge Assn #747584
  11-01-28                             5.50       3,832,514               3,717,411
Federal Natl Mtge Assn #753919
  12-01-33                             4.95       3,193,779(m)            3,109,087
Federal Natl Mtge Assn #756844
  02-01-19                             5.00       2,036,054               1,972,681
Federal Natl Mtge Assn #759342
  01-01-34                             6.50         725,030                 740,414
Federal Natl Mtge Assn #761031
  01-01-34                             5.00         450,110                 423,654
Federal Natl Mtge Assn #763703
  04-01-34                             5.50      25,024,268              24,228,123
Federal Natl Mtge Assn #765758
  02-01-19                             5.00       2,500,384               2,425,647
Federal Natl Mtge Assn #765760
  02-01-19                             5.00         247,924                 240,513
Federal Natl Mtge Assn #776962
  04-01-29                             5.00       8,500,986               8,001,319
Federal Natl Mtge Assn #776987
  04-01-29                             5.00         272,668                 256,641
Federal Natl Mtge Assn #779676
  06-01-34                             5.00      23,897,336              22,485,767
Federal Natl Mtge Assn #785738
  11-01-19                             5.00       9,022,264               8,741,442
Federal Natl Mtge Assn #797232
  09-01-34                             5.50      16,218,172              15,702,192
Federal Natl Mtge Assn #811114
  02-01-35                             5.50      19,695,552              19,044,256
Federal Natl Mtge Assn #833731
  07-01-20                             5.00      16,112,324(e)           15,582,316
Federal Natl Mtge Assn #837258
  09-01-35                             4.92       2,066,052(m)            2,040,784
Federal Natl Mtge Assn #878661
  02-01-36                             5.50      14,586,648              14,002,306
Federal Natl Mtge Assn #881629
  02-01-36                             5.50      10,707,613              10,278,666
Federal Natl Mtge Assn #883201
  07-01-36                             6.50       3,681,254               3,736,833
Federal Natl Mtge Assn #885871
  06-01-36                             7.00       5,261,470               5,449,977
Federal Natl Mtge Assn #886404
  08-01-36                             6.50      10,717,934              10,822,175
Federal Natl Mtge Assn #886461
  08-01-36                             6.18       5,437,977(m)            5,478,490
Federal Natl Mtge Assn #886464
  08-01-36                             6.50       5,487,084               5,540,450
Federal Natl Mtge Assn #887096
  07-01-36                             5.81      11,875,726(m)           11,839,319
Federal Natl Mtge Assn #887589
  07-01-36                             6.50       7,488,766               7,589,140
Federal Natl Mtge Assn #888414
  11-01-35                             5.00       7,630,980               7,169,646
Federal Natl Mtge Assn #900197
  10-01-36                             5.94       9,043,523(m)            9,125,096

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #901922
  10-01-36                             5.79%    $10,590,880(m)          $10,624,368
Federal Natl Mtge Assn #909471
  02-01-37                             5.55       8,794,578(m)            8,765,646
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-24 Cl PI
  12-25-12                            20.00         269,751(l)                2,488
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
  07-25-33                            12.39      18,412,558(l)            4,476,049
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-71 Cl IM
  12-25-31                            12.80       1,625,694(l)              296,599
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2004-84 Cl GI
  12-25-22                            11.02       1,531,473(l)              221,411
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-92 CL SC
  10-25-35                            17.34      30,828,206(l)            1,544,493
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 367 Cl 2
  01-01-36                             9.52      12,398,483(l)            3,389,992
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-133 Cl GB
  12-25-26                             8.00       1,412,213               1,488,815
Govt Natl Mtge Assn #604708
  10-15-33                             5.50       3,563,266               3,465,330
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-70 Cl IC
  08-20-32                             9.72       2,844,411(l)              575,327
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-80 Cl CI
  01-20-32                             9.22         555,951(l)               63,386
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-16 Cl 3A1B
  01-19-36                             5.66       3,717,054(m)            3,717,034

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  169

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Harborview Mtge Loan Trust
Collateralized Mtge Obligation
Series 2006-12 Cl 2A11
  01-19-38                             5.41%    $12,237,541(m)          $12,246,756
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-8 Cl 2A1B
  08-21-36                             5.57      11,508,685(m)           11,527,315
Harborview Nim
 Collateralized Mtge Obligation
 Series 2006-10 Cl N1
  11-19-36                             6.41       1,310,896(d)            1,309,667
Harborview Nim
 Collateralized Mtge Obligation
 Series 2006-7A Cl N1
  09-19-36                             6.41         335,742(d)              334,852
Harborview Nim
 Collateralized Mtge Obligation
 Series 2006-8A Cl N1
  07-21-36                             6.41         187,198(d)              185,560
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR8 Cl AX1
  04-25-35                             4.50      55,235,858(l)              405,638
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-AR25 Cl 1A21
  12-25-35                             5.85       4,740,017(m)            4,702,430
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-AR35 Cl 2A2
  01-25-37                             5.42       7,789,892(m)            7,792,618
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-AR5 Cl 1A1
  05-25-37                             6.37      14,002,496(m)           14,137,480
IndyMac Index Nim
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl N1
  06-25-46                             6.65         748,021(d)              745,216
Lehman XS Net Interest Margin Nts
 Collateralized Mtge Obligation
 Series 2006-2N Cl A1
  02-27-46                             7.00         486,974(d)              487,126
Lehman XS Net Interest Margin Nts
 Collateralized Mtge Obligation
 Series 2006-GPM6 Cl A1
  10-28-46                             6.25       1,710,650(d)            1,704,837
Lehman XS Net Interest Margin Nts
 Series 2006-AR8 Cl A1
  10-28-46                             6.25         486,064(d)              484,697
Lehman XS Trust
 Collateralized Mtge Obligation
 Series 2007-5H Cl 1A1
  05-25-37                             6.50      30,784,439              30,997,380

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-2 Cl 4A1
  02-25-19                             5.00%     $3,207,946              $3,078,634
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-7 Cl 8A1
  08-25-19                             5.00       2,129,359               2,050,552
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
  09-25-19                             5.00       2,981,717               2,865,758
Merrill Lynch Alternative Note Asset
 Collateralized Mtge Obligation
 Series 2007-OAR2 Cl A1
  04-25-37                             5.50      13,716,312(b)           13,698,631
Rali NIM
 Collateralized Mtge Obligation
 Series 2006-QO4 Cl N1
  04-25-46                             6.05         576,167(d)              572,926
Residential Accredit Loans
 Collateralized Mtge Obligation
 Series 2006-QS3 Cl 1A10
  03-25-36                             6.00       4,081,588               4,090,559
Structured Adjustable Rate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-5 Cl 4A1
  06-25-36                             5.95       7,123,486(m)            7,075,904
Structured Asset Securities
 Collateralized Mtge Obligation
 Series 2003-33H Cl 1A1
  10-25-33                             5.50      10,460,604              10,020,797
Washington Mutual Alternative Mtge Loan Trust
 Pass-Through Ctfs
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR1 Cl X2
  12-25-35                             7.10      23,847,002(l)              176,058
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2004-CB2 Cl 6A
  07-25-19                             4.50       2,119,494               2,005,381
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2005-AR14 Cl 2A1
  12-25-35                             5.29       7,206,920(m)            7,100,632
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2005-AR8 Cl 2AB1
  07-25-45                             5.57       1,438,068(m)            1,438,624
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2006-AR10 Cl 1A1
  09-25-36                             5.95       5,249,494(m)            5,258,576

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2006-AR3 Cl A1A
  02-25-46                             6.03%    $10,369,773(m)          $10,383,150
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-10 Cl A1
  10-25-35                             5.00       8,952,532               8,477,780
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-5 Cl 2A1
  05-25-35                             5.50       7,076,332               6,783,330
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR12 Cl 1A1
  09-25-36                             6.03       5,038,793(m)            5,050,388
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl 5A1
  03-25-36                             5.11       9,068,165(m)            8,917,857
                                                                    ---------------
Total                                                                 1,661,042,605
-----------------------------------------------------------------------------------

AEROSPACE & DEFENSE (0.1%)
DRS Technologies
  11-01-13                             6.88       1,100,000               1,067,000
L-3 Communications
 Series B
  10-15-15                             6.38       1,140,000               1,077,300
                                                                    ---------------
Total                                                                     2,144,300
-----------------------------------------------------------------------------------

BANKING (4.1%)
Bank of America
 Sub Nts
  03-15-17                             5.30      43,485,000              41,523,174
Citigroup
 Sub Nts
  02-15-17                             5.50      31,650,000              30,653,690
JPMorgan Chase & Co
 Sub Nts
  06-27-17                             6.13      14,495,000              14,607,699
Manufacturers & Traders Trust
 Sub Nts
  12-01-21                             5.63      15,600,000              14,944,725
Popular North America
 Sr Nts
  10-01-08                             3.88      29,185,000              28,605,970
Regions Bank
 Sub Nts
  06-26-37                             6.45       8,680,000               8,712,810
Wachovia Bank
 Sub Nts
  02-01-37                             5.85       2,150,000               2,034,573
                                                                    ---------------
Total                                                                   141,082,641
-----------------------------------------------------------------------------------

BROKERAGE (1.7%)
Discover Financial Services
  06-12-17                             6.45       3,965,000(d)            3,943,351

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 170 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
BROKERAGE (CONT.)
LaBranche & Co
Sr Nts
  05-15-12                            11.00%       $716,000                $758,960
Merrill Lynch & Co
 Sub Nts
  05-02-17                             5.70      24,750,000              23,838,705
Morgan Stanley
  01-09-17                             5.45       1,310,000               1,240,362
  04-27-17                             5.55      30,830,000              29,439,567
                                                                    ---------------
Total                                                                    59,220,945
-----------------------------------------------------------------------------------

CHEMICALS (--%)
NewMarket
  12-15-16                             7.13         820,000                 793,350
-----------------------------------------------------------------------------------

ELECTRIC (2.3%)
Cleveland Electric Illuminating
 Sr Unsecured
  04-01-17                             5.70       8,060,000               7,776,320
  12-15-36                             5.95       3,020,000               2,783,585
Consumers Energy
 1st Mtge Series F
  05-15-10                             4.00       2,085,000               1,999,776
Consumers Energy
 1st Mtge Series H
  02-17-09                             4.80      10,810,000              10,679,080
Edison Mission Energy
 Sr Nts
  05-15-17                             7.00       1,835,000(d)            1,729,488
Entergy Gulf States
 1st Mtge
  06-01-08                             3.60       5,755,000               5,652,314
Exelon
  06-15-10                             4.45       9,060,000               8,758,356
Indiana Michigan Power
 Sr Nts
  03-15-37                             6.05       4,630,000               4,425,317
IPALCO Enterprises
 Secured
  11-14-08                             8.38         265,000                 270,300
  11-14-11                             8.63       1,765,000               1,888,550
Metropolitan Edison
 Sr Nts
  03-15-10                             4.45       1,915,000               1,858,023
Midwest Generation LLC
 Pass-Through Ctfs Series B
  01-02-16                             8.56         107,689                 114,824
Northern States Power
 Sr Nts
  08-01-09                             6.88       5,240,000               5,374,883
NRG Energy
  02-01-14                             7.25         575,000                 576,438
  01-15-17                             7.38       1,035,000               1,038,881
Oncor Electric Delivery
 Secured
  01-15-15                             6.38       4,455,000               4,518,582
Portland General Electric
  03-15-10                             7.88       3,100,000               3,277,952

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ELECTRIC (CONT.)
Potomac Electric Power
 Secured
  06-01-35                             5.40%     $3,310,000              $2,888,319
Public Service Company of Colorado
 Sr Nts Series A
  07-15-09                             6.88       4,295,000               4,400,979
Sierra Pacific Power
 Series M
  05-15-16                             6.00       4,070,000(k)            3,991,722
Sierra Pacific Power
 Series P
  07-01-37                             6.75       3,600,000               3,627,000
Xcel Energy
 Sr Nts
  07-01-08                             3.40       1,395,000               1,366,151
                                                                    ---------------
Total                                                                    78,996,840
-----------------------------------------------------------------------------------

ENTERTAINMENT (0.1%)
United Artists Theatre Circuit
 Pass-Through Ctfs
  07-01-15                             9.30       2,202,764(j)            2,290,874
-----------------------------------------------------------------------------------

ENVIRONMENTAL (--%)
Allied Waste North America
  06-01-17                             6.88       1,030,000                 992,663
-----------------------------------------------------------------------------------

FOOD AND BEVERAGE (1.5%)
Cadbury Schweppes US Finance LLC
  10-01-08                             3.88      29,810,000(d)           29,184,944
Cott Beverages USA
  12-15-11                             8.00       2,005,000               2,025,050
HJ Heinz
  12-01-08                             6.43       6,550,000(d)            6,615,369
Molson Coors Capital Finance
  09-22-10                             4.85      14,585,000(c)           14,243,813
                                                                    ---------------
Total                                                                    52,069,176
-----------------------------------------------------------------------------------

GAMING (--%)
Mohegan Tribal Gaming Authority
 Sr Sub Nts
  04-01-12                             8.00         380,000                 392,350
Wynn Las Vegas LLC/Capital
 1st Mtge
  12-01-14                             6.63         680,000                 655,350
                                                                    ---------------
Total                                                                     1,047,700
-----------------------------------------------------------------------------------

GAS DISTRIBUTORS (0.1%)
Atmos Energy
 Sr Unsub
  10-15-09                             4.00       4,130,000               3,991,083
-----------------------------------------------------------------------------------

GAS PIPELINES (1.0%)
CenterPoint Energy Resources
  02-15-11                             7.75       3,990,000               4,255,886
Colorado Interstate Gas
 Sr Nts
  11-15-15                             6.80      10,085,000              10,371,564

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
GAS PIPELINES (CONT.)
Colorado Interstate Gas
 Sr Unsecured
  03-15-15                             5.95%     $2,240,000              $2,181,234
Northwest Pipeline
 Sr Nts
  04-15-17                             5.95       1,800,000(d)            1,750,500
Southern Natural Gas
  04-01-17                             5.90       7,485,000(d)            7,239,627
Southern Star Central
 Sr Nts
  03-01-16                             6.75       1,490,000               1,467,650
Transcontinental Gas Pipe Line
 Series B
  08-15-11                             7.00         910,000                 941,850
Transcontinental Gas Pipe Line
 Sr Unsecured
  04-15-16                             6.40       3,776,000(k)            3,785,440
Williams Companies
 Sr Nts
  07-15-19                             7.63       2,199,000(k)            2,319,945
                                                                    ---------------
Total                                                                    34,313,696
-----------------------------------------------------------------------------------

HEALTH CARE (0.4%)
Community Health Systems
 Sr Nts
  07-15-15                             8.88       1,685,000(d,e)          1,708,169
Community Health Systems
 Sr Unsecured
  12-15-12                             6.50         860,000                 897,598
Omnicare
  12-15-13                             6.75       2,180,000               2,081,900
  12-15-15                             6.88         375,000                 356,250
Triad Hospitals
 Sr Nts
  05-15-12                             7.00         435,000                 454,574
Triad Hospitals
 Sr Sub Nts
  11-15-13                             7.00         550,000                 578,159
UnitedHealth Group
  06-15-37                             6.50       6,825,000(d)            6,877,757
                                                                    ---------------
Total                                                                    12,954,407
-----------------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.3%)
WellPoint
 Sr Unsub
  01-15-36                             5.85       6,620,000               6,040,704
  06-15-37                             6.38       3,745,000               3,697,251
                                                                    ---------------
Total                                                                     9,737,955
-----------------------------------------------------------------------------------

HOME CONSTRUCTION (0.2%)
Centex
 Sr Unsecured
  05-01-16                             6.50       1,985,000               1,908,895
DR Horton
 Sr Unsub
  04-15-16                             6.50       5,660,000               5,415,290
                                                                    ---------------
Total                                                                     7,324,185
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  171

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

INDEPENDENT ENERGY (0.8%)
Anadarko Petroleum
 Sr Unsecured
  09-15-16                             5.95%    $10,700,000             $10,447,725
  09-15-36                             6.45       1,880,000               1,808,235
Canadian Natural Resources
  03-15-38                             6.25       9,215,000(c)            8,719,085
Chesapeake Energy
  01-15-16                             6.63       4,429,000               4,262,913
  08-15-17                             6.50         620,000                 587,450
  01-15-18                             6.25         970,000                 905,738
Denbury Resources
  04-01-13                             7.50         265,000                 265,000
Denbury Resources
 Sr Sub Nts
  12-15-15                             7.50         165,000                 165,000
Forest Oil
 Sr Nts
  06-15-19                             7.25         305,000(d)              295,850
Range Resources
  03-15-15                             6.38         795,000                 753,263
  05-15-16                             7.50         160,000                 162,000
                                                                    ---------------
Total                                                                    28,372,259
-----------------------------------------------------------------------------------

MEDIA CABLE (0.4%)
Comcast
  03-15-37                             6.45       6,975,000               6,721,975
Comcast MO of Delaware LLC
  09-01-08                             9.00       5,100,000               5,293,086
EchoStar DBS
  10-01-14                             6.63         820,000                 783,100
Videotron Ltee
  01-15-14                             6.88       1,355,000(c)            1,327,900
                                                                    ---------------
Total                                                                    14,126,061
-----------------------------------------------------------------------------------

MEDIA NON CABLE (1.4%)
British Sky Broadcasting Group
  02-23-09                             6.88      11,635,000(c)           11,873,331
Dex Media West LLC/Finance
 Sr Unsecured
 Series B
  08-15-10                             8.50         335,000                 347,144
Idearc
  11-15-16                             8.00       1,835,000               1,853,350
News America
  12-15-35                             6.40      11,665,000              11,108,719
RH Donnelley
 Sr Disc Nts Series A-2
  01-15-13                             6.88       1,835,000               1,738,663
RR Donnelley & Sons
 Sr Unsecured
  01-15-17                             6.13      19,850,000              19,326,833
Sinclair Broadcast Group
  03-15-12                             8.00          54,000                  55,620
                                                                    ---------------
Total                                                                    46,303,660
-----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

METALS (--%)
Freeport-McMoRan Copper & Gold
 Sr Unsecured
  04-01-15                             8.25%       $905,000                $954,775
-----------------------------------------------------------------------------------

NON CAPTIVE CONSUMER (0.1%)
SLM
  01-15-13                             5.38       2,430,000               2,145,928
  10-01-13                             5.00       3,049,000               2,614,335
                                                                    ---------------
Total                                                                     4,760,263
-----------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.6%)
Residential Capital LLC
  06-30-10                             6.38      18,780,000              18,537,588
-----------------------------------------------------------------------------------

PACKAGING (0.1%)
Crown Americas LLC/Capital
  11-15-15                             7.75       1,835,000               1,844,175
Owens-Brockway Glass Container
  05-15-13                             8.25         620,000                 641,700
                                                                    ---------------
Total                                                                     2,485,875
-----------------------------------------------------------------------------------

PAPER (--%)
Smurfit-Stone Container Enterprises
 Sr Unsecured
  03-15-17                             8.00       1,600,000               1,552,000
-----------------------------------------------------------------------------------

PROPERTY & CASUALTY (0.2%)
Travelers Companies
 Sr Unsecured
  06-15-37                             6.25       6,810,000               6,628,445
-----------------------------------------------------------------------------------

RAILROADS (0.1%)
Canadian Pacific Railway
  05-15-37                             5.95       3,475,000(c)            3,266,264
-----------------------------------------------------------------------------------

REITS (0.3%)
Brandywine Operating Partnership LP
  05-01-17                             5.70       3,195,000               3,097,904
ERP Operating LP
  06-15-17                             5.75       8,165,000               8,003,741
                                                                    ---------------
Total                                                                    11,101,645
-----------------------------------------------------------------------------------

RETAILERS (0.9%)
Home Depot
 Sr Unsecured
  12-16-36                             5.88      17,665,000              15,739,533
Macys Retail Holdings
  07-15-09                             4.80      16,581,000              16,264,385
                                                                    ---------------
Total                                                                    32,003,918
-----------------------------------------------------------------------------------

WIRELESS (--%)
American Tower
 Sr Nts
  10-15-12                             7.13         160,000                 163,600
-----------------------------------------------------------------------------------

WIRELINES (3.6%)
AT&T
 Sr Nts
  05-15-36                             6.80       8,405,000               8,705,025
Qwest
  03-15-12                             8.88         695,000                 748,863

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
WIRELINES (CONT.)
Qwest
 Sr Nts
  06-15-15                             7.63%     $3,200,000              $3,304,000
Qwest
 Sr Unsecured
  10-01-14                             7.50       1,730,000(k)            1,773,250
Sprint Capital
  03-15-32                             8.75         740,000                 831,116
Telecom Italia Capital
  11-15-33                             6.38       8,180,000(c)            7,705,143
Telefonica Europe
  09-15-10                             7.75      16,120,000(c)           17,088,538
TELUS
  06-01-11                             8.00      41,586,000(c)           44,469,988
Verizon New York
 Series A
  04-01-12                             6.88      24,340,000              25,377,079
Verizon Pennsylvania
 Series A
  11-15-11                             5.65      10,323,000              10,302,457
Windstream
  08-01-16                             8.63       1,835,000               1,940,513
                                                                    ---------------
Total                                                                   122,245,972
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $3,492,691,921)                                               $3,452,385,330
-----------------------------------------------------------------------------------

MUNICIPAL BONDS (0.4%)
NAME OF
ISSUER AND
TITLE OF                           COUPON       PRINCIPAL
ISSUE                               RATE          AMOUNT                   VALUE(A)
TOBACCO
Tobacco Settlement Financing Corporation
 Revenue Bonds
 Series 2007A-1
  06-01-46                             6.71%    $15,820,000             $15,180,081
-----------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $15,818,418)                                                     $15,180,081
-----------------------------------------------------------------------------------

SENIOR LOANS (2.0%)(p)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                   VALUE(A)
CHEMICALS (0.1%)
Celanese
 Tranche B Term Loan
  04-06-11                             7.10%     $2,115,000(c)           $2,116,650
  04-06-11                             7.10         355,000(c,e)            355,277
                                                                    ---------------
Total                                                                     2,471,927
-----------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.1%)
Aramark
 Letter of Credit
  01-26-14                             5.20         142,876                 143,145

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 172 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Diversified Bond Fund

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                   VALUE(A)
FOOD AND BEVERAGE (CONT.)
Aramark
Tranche B Term Loan
  01-26-14                             7.48%     $1,999,196              $2,002,695
Pinnacle Foods Finance
 Tranche B Term Loan
  04-02-14                             8.10       2,695,000               2,699,823
                                                                    ---------------
Total                                                                     4,845,663
-----------------------------------------------------------------------------------

GAMING (0.1%)
Fontainebleau Las Vegas
 Delayed Draw Term Loan
  06-05-14                             2.00       1,098,000(e,r)          1,096,628
Fontainebleau Las Vegas
 Term Loan
  06-05-14                             8.61       2,196,000(e)            2,202,412
                                                                    ---------------
Total                                                                     3,299,040
-----------------------------------------------------------------------------------

HEALTH CARE (0.6%)
Community Health
 Term Loan
  06-28-14                             7.57       8,133,573(e)            8,145,449
Community Health
 Delayed Draw Term Loan
  06-28-14                             0.50         536,427(e,r)            537,210
HCA
 Tranche B Term Loan
  01-21-13                        7.60-7.61      12,830,525              12,901,735
                                                                    ---------------
Total                                                                    21,584,394
-----------------------------------------------------------------------------------

MEDIA CABLE (0.4%)
Charter Communications
 Tranche B Term Loan
  03-06-14                             7.35       7,430,000               7,362,683
Univision Communications
 Delayed Draw Term Loan
  09-23-14                             1.00         368,154(e,r)            361,944

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                   VALUE(A)
MEDIA CABLE (CONT.)
Univision Communications
 Tranche B Term Loan
  09-29-14                             7.61%     $5,726,846              $5,601,600
                                                                    ---------------
Total                                                                    13,326,227
-----------------------------------------------------------------------------------

MEDIA NON CABLE (0.2%)
VNU
 Tranche B Term Loan
  08-09-13                             7.61       5,721,225(c)            5,746,856
-----------------------------------------------------------------------------------

METALS (0.1%)
Freeport-McMoRan Copper & Gold
 Tranche B Term Loan
  03-19-14                             7.07       2,318,421               2,317,865
-----------------------------------------------------------------------------------

OIL FIELD SERVICES (0.1%)
Dresser
 1st Lien Term Loan
  05-04-14                             7.86       3,240,000               3,246,739
-----------------------------------------------------------------------------------

PAPER (--%)
Domtar
 Tranche B Term Loan
  03-07-14                             6.74       1,619,988(c)            1,606,833
-----------------------------------------------------------------------------------

RETAILERS (0.1%)
Michaels Stores
 Term Loan
  10-31-13                             7.63       1,525,000               1,509,750
Neiman Marcus Group
 Tranche B Term Loan
  04-27-13                        7.32-7.36       1,740,000               1,746,368
                                                                    ---------------
Total                                                                     3,256,118
-----------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                   VALUE(A)

TECHNOLOGY (0.1%)
West Corp
 Tranche B Term Loan
  10-24-13                        7.73-7.76%     $2,492,491              $2,496,952
-----------------------------------------------------------------------------------

WIRELINES (0.1%)
Level 3 Communications
 Tranche B Term Loan
  03-13-14                             7.61       3,500,000               3,503,290
-----------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $67,885,444)                                                     $67,701,904
-----------------------------------------------------------------------------------

COMMON STOCKS (--%)
ISSUER                                            SHARES                   VALUE(A)
PAPER & FOREST PRODUCTS
Crown Paper Escrow                                3,450,000(q)                   $3
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $--)                                                                      $3
-----------------------------------------------------------------------------------

MONEY MARKET FUND (11.5%)(h)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                394,236,648(i)         $394,236,648
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $394,236,648)                                                   $394,236,648
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $3,970,632,431)(s)                                            $3,929,503,966
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on June 30, 2007.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At June 30, 2007, the value of foreign securities represented 3.5% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the value of these securities amounted to $153,214,039 or 4.5% of net assets.

(e) At June 30, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $506,077,493.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At June 30, 2007, security was partially or fully on loan. See Note 6 to the financial statements.

(h) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 2.0% of net assets. See Note 6 to the financial statements. 9.5% of net assets is the Fund's cash equivalent position.

(i)  Affiliated Money Market Fund -- See Note 10 to the financial statements.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  173

RiverSource VP - Diversified Bond Fund

(j)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at June 30, 2007, is as follows:

                                                                ACQUISITION
SECURITY                                                           DATES               COST
----------------------------------------------------------------------------------------------
United Artists Theatre Circuit
  9.30% Pass-Through Ctfs 2015                                   12-08-95           $2,202,764

(k) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

TYPE OF SECURITY                                                     NOTIONAL AMOUNT
------------------------------------------------------------------------------------
PURCHASE CONTRACTS
U.S. Long Bond, Sept. 2007, 20-year                                    $29,000,000
U.S. Treasury Note, Sept. 2007, 5-year                                  36,200,000
U.S. Treasury Note, Sept. 2007, 10-year                                 64,300,000
SALE CONTRACTS
U.S. Treasury Note, Sept. 2007, 2-year                                  16,600,000

(l) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at June 30, 2007.

(m) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2007.

(n) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

AMBAC  -- Ambac Assurance Corporation
MBIA   -- MBIA Insurance Corporation

(o) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(p) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(q)  Non-income producing.

(r) At June 30, 2007, the Fund had unfunded senior loan commitments pursuant to the term of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                      UNFUNDED
BORROWER                                                             COMMITMENT
-------------------------------------------------------------------------------
Community Health                                                       $537,210
Fontainebleau Las Vegas                                               1,095,255
Univision Communications                                                368,154
-------------------------------------------------------------------------------
Total                                                                $2,000,619
-------------------------------------------------------------------------------

(s) At June 30, 2007, the cost of securities for federal income tax purposes was approximately $3,970,632,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                                $4,319,000
Unrealized depreciation                                               (45,447,000)
---------------------------------------------------------------------------------
Net unrealized depreciation                                          $(41,128,000)
---------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.

--------------------------------------------------------------------------------

 174 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - Diversified Equity Income Fund
JUNE 30, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (97.9%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (1.0%)
Goodrich                                            282,219             $16,808,964
Honeywell Intl                                      452,522              25,467,938
                                                                    ---------------
Total                                                                    42,276,902
-----------------------------------------------------------------------------------

AIRLINES (0.6%)
AMR                                                 367,064(b)            9,672,137
Continental Airlines Cl B                           168,805(b)            5,717,425
UAL                                                  59,822(b)            2,428,175
US Airways Group                                    199,579(b)            6,041,256
                                                                    ---------------
Total                                                                    23,858,993
-----------------------------------------------------------------------------------

AUTOMOBILES (2.0%)
Ford Motor                                        5,038,720(d)           47,464,742
General Motors                                      856,536              32,377,061
                                                                    ---------------
Total                                                                    79,841,803
-----------------------------------------------------------------------------------

CAPITAL MARKETS (1.4%)
Bank of New York Mellon                             571,543              23,684,742
Merrill Lynch & Co                                  242,078              20,232,879
Morgan Stanley                                      136,269              11,430,244
                                                                    ---------------
Total                                                                    55,347,865
-----------------------------------------------------------------------------------

CHEMICALS (3.1%)
Air Products & Chemicals                            148,504              11,935,266
Dow Chemical                                      1,180,735              52,212,102
EI du Pont de Nemours & Co                        1,223,073              62,181,032
                                                                    ---------------
Total                                                                   126,328,400
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (1.1%)
US Bancorp                                          403,398              13,291,964
Wachovia                                            377,756              19,359,995
Wells Fargo & Co                                    340,868              11,988,328
                                                                    ---------------
Total                                                                    44,640,287
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.4%)
Waste Management                                    425,279              16,607,145
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.3%)
Hewlett-Packard                                   1,000,991              44,664,218
Intl Business Machines                               98,276              10,343,549
                                                                    ---------------
Total                                                                    55,007,767
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.5%)
Fluor                                               166,731              18,568,831
Insituform Technologies Cl A                        146,270(b)            3,190,149
                                                                    ---------------
Total                                                                    21,758,980
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (5.5%)
Bank of America                                   2,078,730             101,629,110
Citigroup                                         2,362,562             121,175,805
                                                                    ---------------
Total                                                                   222,804,915
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

DIVERSIFIED TELECOMMUNICATION SERVICES (7.0%)
AT&T                                              3,803,613            $157,849,940
BT Group                                          4,412,780(c)           29,463,844
Deutsche Telekom ADR                                670,004(c)           12,334,774
Telefonos de Mexico ADR Series L                  1,125,082(c)           42,629,357
Verizon Communications                            1,015,467              41,806,776
                                                                    ---------------
Total                                                                   284,084,691
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.7%)
Duke Energy                                         480,435               8,791,961
Edison Intl                                         195,071              10,947,385
Exelon                                              278,959              20,252,423
FirstEnergy                                         296,150              19,169,790
FPL Group                                           568,061              32,231,780
Southern                                            498,929              17,108,275
                                                                    ---------------
Total                                                                   108,501,614
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.9%)
ABB ADR                                           1,292,468(c)           29,209,777
Hubbell Cl B                                        117,000               6,343,740
                                                                    ---------------
Total                                                                    35,553,517
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (4.5%)
Baker Hughes                                        518,428              43,615,348
GlobalSantaFe                                       635,530              45,917,042
Halliburton                                       1,527,127              52,685,881
Schlumberger                                        490,791              41,687,788
                                                                    ---------------
Total                                                                   183,906,059
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.5%)
Wal-Mart Stores                                     424,427              20,419,183
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.5%)
Kraft Foods Cl A                                    602,807              21,248,947
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.0%)
CIGNA                                               296,444              15,480,306
Health Net                                          225,752(b)           11,919,706
Humana                                              238,674(b)           14,537,633
                                                                    ---------------
Total                                                                    41,937,645
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.4%)
Royal Caribbean Cruises                             418,943              18,006,170
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.6%)
Whirlpool                                           231,198              25,709,218
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (6.4%)
3M                                                  440,538              38,234,293
General Electric                                  3,407,073             130,422,755
McDermott Intl                                    1,119,018(b)           93,012,776
                                                                    ---------------
Total                                                                   261,669,824
-----------------------------------------------------------------------------------

INSURANCE (16.0%)
ACE                                               1,274,523(c)           79,683,178
Allstate                                            626,402              38,529,987
American Intl Group                                 560,569              39,256,647

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
INSURANCE (CONT.)
Aon                                                 789,128             $33,624,744
Axis Capital Holdings                               583,148(c)           23,704,966
Endurance Specialty Holdings                        632,034(c)           25,306,641
Everest Re Group                                     92,050(c)           10,000,312
Lincoln Natl                                        442,765              31,414,177
Loews                                             1,325,341              67,565,884
Marsh & McLennan Companies                        1,681,633              51,928,827
Montpelier Re Holdings                              958,814(c)           17,776,412
PartnerRe                                           171,869(c)           13,319,848
RenaissanceRe Holdings                              358,717(c)           22,236,867
Safeco                                              318,240              19,813,622
Torchmark                                           261,542              17,523,314
Travelers Companies                               1,507,424              80,647,184
XL Capital Cl A                                   1,024,253(c)           86,334,284
                                                                    ---------------
Total                                                                   658,666,894
-----------------------------------------------------------------------------------

IT SERVICES (0.7%)
Computer Sciences                                   177,234(b)           10,483,391
Electronic Data Systems                             688,705              19,097,790
                                                                    ---------------
Total                                                                    29,581,181
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.5%)
Eastman Kodak                                       693,164(d)           19,290,754
-----------------------------------------------------------------------------------

MACHINERY (8.0%)
Caterpillar                                       1,448,505             113,417,941
Deere & Co                                          436,187              52,665,218
Eaton                                               493,914              45,934,002
Illinois Tool Works                                 558,593              30,270,155
Ingersoll-Rand Cl A                               1,058,052(c)           58,002,411
Parker Hannifin                                     334,953              32,795,248
                                                                    ---------------
Total                                                                   333,084,975
-----------------------------------------------------------------------------------

MEDIA (2.3%)
Comcast Cl A                                      1,303,420(b)           36,652,170
Idearc                                              133,729               4,724,646
RH Donnelley                                        185,416(b)           14,050,824
Time Warner                                       1,750,124              36,822,609
                                                                    ---------------
Total                                                                    92,250,249
-----------------------------------------------------------------------------------

METALS & MINING (0.9%)
Alcoa                                               898,571              36,419,083
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.3%)
Macy's                                              304,432              12,110,305
-----------------------------------------------------------------------------------

MULTI-UTILITIES (0.7%)
Dominion Resources                                  184,700              15,941,457
NiSource                                            601,887              12,465,080
                                                                    ---------------
Total                                                                    28,406,537
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (10.0%)
Anadarko Petroleum                                  246,139              12,796,767
Apache                                              185,172              15,108,183
BP ADR                                              615,734(c)           44,419,051

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  175

RiverSource VP - Diversified Equity Income Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
OIL, GAS & CONSUMABLE FUELS (CONT.)
Chevron                                             861,874             $72,604,249
ConocoPhillips                                      827,481              64,957,259
Devon Energy                                         82,590               6,465,971
EnCana                                              187,179(c)           11,502,150
Exxon Mobil                                         528,989              44,371,597
Marathon Oil                                      1,065,113              63,864,175
Petroleo Brasileiro ADR                             266,119(c)           32,272,251
Pioneer Natural Resources                           255,964              12,468,006
Spectra Energy                                      283,482               7,359,193
Total ADR                                           289,054(c)           23,407,593
                                                                    ---------------
Total                                                                   411,596,445
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.8%)
Intl Paper                                        1,167,514              45,591,422
Weyerhaeuser                                        331,399              26,157,323
                                                                    ---------------
Total                                                                    71,748,745
-----------------------------------------------------------------------------------

PHARMACEUTICALS (4.7%)
Abbott Laboratories                                 388,636              20,811,458
Bristol-Myers Squibb                                579,837              18,299,656
Eli Lilly & Co                                      303,817              16,977,294
Merck & Co                                          573,901              28,580,270
Pfizer                                            2,610,393              66,747,748
Schering-Plough                                     388,156              11,815,469
Wyeth                                               501,539              28,758,246
                                                                    ---------------
Total                                                                   191,990,141
-----------------------------------------------------------------------------------

ROAD & RAIL (0.9%)
Burlington Northern Santa Fe                        201,718              17,174,271
Union Pacific                                       162,517              18,713,832
                                                                    ---------------
Total                                                                    35,888,103
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.7%)
Intel                                             1,188,351             $28,235,219
STMicroelectronics                                  907,179(c)           17,408,765
Taiwan Semiconductor Mfg ADR                      2,064,858(c)           22,981,870
                                                                    ---------------
Total                                                                    68,625,854
-----------------------------------------------------------------------------------

SOFTWARE (1.0%)
Microsoft                                         1,329,858              39,190,915
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.6%)
Home Depot                                          664,162              26,134,775
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.5%)
Fannie Mae                                          943,588              61,644,604
-----------------------------------------------------------------------------------

TOBACCO (3.4%)
Altria Group                                        871,081              61,097,621
Loews-Carolina Group                                996,555(f)           77,003,805
                                                                    ---------------
Total                                                                   138,101,426
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.4%)
Sprint Nextel                                     2,761,123              57,182,857
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $3,216,880,917)                                               $4,001,423,768
-----------------------------------------------------------------------------------

PREFERRED STOCKS (0.2%)
ISSUER                                            SHARES                   VALUE(A)
Schering-Plough 6.00% Cv                             90,800              $6,258,572
-----------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost: $4,618,602)                                                       $6,258,572
-----------------------------------------------------------------------------------

BONDS (0.5%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
Qwest Communications Intl
Sr Unsecured
  11-15-25                           3.50%      $11,148,000             $19,442,223
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $11,148,000)                                                     $19,442,223
-----------------------------------------------------------------------------------

MONEY MARKET FUND (2.1%)(e)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 85,867,620(g)          $85,867,620
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $85,867,620)                                                     $85,867,620
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $3,318,515,139)(h)                                            $4,112,992,183
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2007, the value of foreign securities represented 14.7% of net assets.

(d) At June 30, 2007, security was partially or fully on loan. See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.7% of net assets. See Note 6 to the financial statements. 1.4% of net assets is the Fund's cash equivalent position.

(f) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(g)  Affiliated Money Market Fund - See Note 10 to the financial statements.

(h) At June 30, 2007, the cost of securities for federal income tax purposes was approximately $3,318,515,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $807,522,000
Unrealized depreciation                                               (13,045,000)
---------------------------------------------------------------------------------
Net unrealized appreciation                                          $794,477,000
---------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

 176 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Diversified Equity Income Fund

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  177

INVESTMENTS IN SECURITIES

RiverSource VP - Emerging Markets Fund
JUNE 30, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (94.8%)(c)
ISSUER                                            SHARES                   VALUE(A)
ARGENTINA (1.1%)
DIVERSIFIED TELECOMMUNICATION SERVICES (--%)
Telecom Argentina ADR                                    14(b)                 $349
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.1%)
IRSA Inversiones y Representaciones GDR             406,271(b)            7,516,014
-----------------------------------------------------------------------------------

BAHAMAS (1.0%)
MARINE
Ultrapetrol Bahamas                                 290,553(b)            6,886,106
-----------------------------------------------------------------------------------

BRAZIL (15.5%)
AIRLINES (2.0%)
GOL Linhas Aereas Inteligentes ADR                  418,480              13,805,655
-----------------------------------------------------------------------------------

CAPITAL MARKETS (0.5%)
Banco Daycoval                                      346,900(b)            3,103,747
-----------------------------------------------------------------------------------

CHEMICALS (1.1%)
Braskem Series A                                    800,000               7,219,917
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.0%)
Bradespar                                           174,400               6,629,552
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.5%)
Cyrela Brazil Realty                                538,100               6,681,594
Rossi Residencial                                   184,600               3,916,048
                                                                    ---------------
Total                                                                    10,597,642
-----------------------------------------------------------------------------------

MEDIA (0.5%)
NET Servicos de Comunicaco                          194,624(b)            3,215,132
-----------------------------------------------------------------------------------

METALS & MINING (3.1%)
Companhia Vale do Rio Doce ADR                      469,787              20,929,011
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.2%)
Petroleo Brasileiro ADR                             179,538              21,772,573
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.6%)
Aracruz Celulose ADR                                167,939              11,124,279
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.3%)
Even Construtora e Incorporadora                    224,500(b)            1,985,335
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.7%)
Tim Participacoes                               377,974,000               2,099,638
Tim Participacoes ADR                                84,825               2,923,917
                                                                    ---------------
Total                                                                     5,023,555
-----------------------------------------------------------------------------------

CANADA (0.8%)
METALS & MINING
Aur Resources                                       192,800               5,738,742
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

CHILE (1.4%)
COMMERCIAL BANKS
Banco Santander Chile ADR                           191,730              $9,498,304
-----------------------------------------------------------------------------------

CHINA (1.8%)
MACHINERY (--%)
China High Speed Transmission
 Equipment Group                                     38,000(b)               34,408
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.8%)
China Shenhua Energy Series H                     1,291,000               4,507,520
CNOOC                                             6,924,000               7,845,842
                                                                    ---------------
Total                                                                    12,353,362
-----------------------------------------------------------------------------------

REAL ESTATE (--%)
KWG Property Holding                                155,500(b)              144,781
-----------------------------------------------------------------------------------

CZECH REPUBLIC (0.6%)
PHARMACEUTICALS
Zentiva                                              61,091               4,151,033
-----------------------------------------------------------------------------------

EGYPT (0.9%)
DIVERSIFIED TELECOMMUNICATION SERVICES
Telecom Egypt                                     2,128,026               6,490,760
-----------------------------------------------------------------------------------

HONG KONG (6.7%)
COMMERCIAL BANKS (1.0%)
Bank of East Asia                                 1,190,000               6,696,509
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.3%)
China Overseas Land & Investment                  5,750,000               8,971,735
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.6%)
Prime Success Intl Group                          4,801,066               3,991,166
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (3.8%)
China Mobile                                      2,418,500              25,966,630
-----------------------------------------------------------------------------------

HUNGARY (1.4%)
OIL, GAS & CONSUMABLE FUELS
MOL Magyar Olaj-es Gazipari                          63,965               9,716,647
-----------------------------------------------------------------------------------

INDIA (4.3%)
ELECTRICAL EQUIPMENT (1.5%)
Bharat Heavy Electricals                            116,344               4,396,059
Suzlon Energy                                       164,543               6,045,035
                                                                    ---------------
Total                                                                    10,441,094
-----------------------------------------------------------------------------------

IT SERVICES (1.9%)
Satyam Computer Services                            794,402               9,136,599
Tata Consultancy Services                           144,436               4,078,809
                                                                    ---------------
Total                                                                    13,215,408
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
INDIA (CONT.)

OIL, GAS & CONSUMABLE FUELS (0.9%)
Reliance Inds                                       145,931              $6,097,370
-----------------------------------------------------------------------------------

INDONESIA (3.4%)
AUTOMOBILES (1.2%)
PT Astra Intl                                     4,041,500               7,576,412
-----------------------------------------------------------------------------------

GAS UTILITIES (1.0%)
Perusahaan Gas Negara                             6,747,500               7,073,087
-----------------------------------------------------------------------------------

MARINE (0.7%)
Berlian Laju Tanker                              21,794,000(b)            4,770,018
-----------------------------------------------------------------------------------

METALS & MINING (0.5%)
Intl Nickel Indonesia                               579,000               3,564,559
-----------------------------------------------------------------------------------

ISRAEL (3.5%)
CHEMICALS (1.2%)
Israel Chemicals                                  1,089,956               8,673,790
-----------------------------------------------------------------------------------

PHARMACEUTICALS (1.2%)
Teva Pharmaceutical Inds ADR                        195,469               8,063,096
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.1%)
Partner Communications                              457,317               7,274,709
-----------------------------------------------------------------------------------

MALAYSIA (1.3%)
COMMERCIAL BANKS (0.5%)
Bumiputra-Commerce Holdings                         957,600               3,247,513
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.8%)
Genting Group                                     2,470,800               5,908,435
-----------------------------------------------------------------------------------

MEXICO (9.2%)
COMMERCIAL BANKS (1.5%)
Grupo Financiero Banorte Series O                 2,252,300              10,316,005
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.5%)
Consorcio ARA                                     2,796,800               4,504,704
Corporacion GEO Series B                          1,102,200(b)            6,055,315
                                                                    ---------------
Total                                                                    10,560,019
-----------------------------------------------------------------------------------

MEDIA (0.9%)
Grupo Televisa ADR                                  211,339               5,835,070
-----------------------------------------------------------------------------------

METALS & MINING (1.2%)
Grupo Mexico Series B                             1,293,900               7,952,880
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.3%)
Grupo Famsa Series A                                362,100(b)            2,111,663
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (3.8%)
America Movil ADR Series L                          423,984              26,257,330
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 178 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Emerging Markets Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

NORWAY (0.5%)
FOOD PRODUCTS
Copeinca                                            315,200(b)           $3,742,262
-----------------------------------------------------------------------------------

PAKISTAN (0.8%)
COMMERCIAL BANKS
United Bank GDR                                     404,200(b)            5,602,212
-----------------------------------------------------------------------------------

PERU (0.9%)
METALS & MINING
Hochschild Mining                                   905,071               6,015,838
-----------------------------------------------------------------------------------

PHILIPPINE ISLANDS (0.9%)
REAL ESTATE MANAGEMENT & DEVELOPMENT
Filinvest Land                                  129,117,000(b)            6,040,561
-----------------------------------------------------------------------------------

POLAND (1.0%)
DIVERSIFIED TELECOMMUNICATION SERVICES
Telekomunikacja Polska                              774,133               6,782,107
-----------------------------------------------------------------------------------

RUSSIA (12.8%)
COMMERCIAL BANKS (2.2%)
Sberbank                                              3,948              15,397,200
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (--%)
TMK Series S                                              3                      27
-----------------------------------------------------------------------------------

METALS & MINING (2.1%)
Mechel ADR                                          208,988               7,634,332
Novolipetsk Steel GDR                               239,294(d,e)          7,023,279
                                                                    ---------------
Total                                                                    14,657,611
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (4.1%)
Gazprom ADR                                         647,959              27,149,482
-----------------------------------------------------------------------------------

PHARMACEUTICALS (1.1%)
Pharmstandard                                       112,951(b)            7,581,271
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (3.3%)
Mobile Telesystems ADR                              197,625              11,970,146
Vimpel-Communications ADR                           101,706              10,715,744
                                                                    ---------------
Total                                                                    22,685,890
-----------------------------------------------------------------------------------

SINGAPORE (2.1%)
FOOD PRODUCTS (1.1%)
China Fishery Group                               2,382,000               3,984,005
Golden Agri-Resources                             1,962,259               3,333,251
                                                                    ---------------
Total                                                                     7,317,256
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SINGAPORE (CONT.)

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.0%)
Keppel Land                                       1,217,000              $6,957,239
-----------------------------------------------------------------------------------

SOUTH AFRICA (8.0%)
DIVERSIFIED FINANCIAL SERVICES (0.9%)
FirstRand                                         2,029,987               6,500,376
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.2%)
Massmart Holdings                                   683,465               8,357,259
-----------------------------------------------------------------------------------

MEDIA (2.3%)
Naspers Series N                                    620,128              15,991,512
-----------------------------------------------------------------------------------

METALS & MINING (3.6%)
Anglo Platinum                                       56,773               9,363,438
Impala Platinum Holdings                            483,580              14,799,904
                                                                    ---------------
Total                                                                    24,163,342
-----------------------------------------------------------------------------------

SOUTH KOREA (8.4%)
COMMERCIAL BANKS (3.5%)
Kookmin Bank                                        198,482              17,443,530
Shinhan Financial Group                             108,210               6,590,163
                                                                    ---------------
Total                                                                    24,033,693
-----------------------------------------------------------------------------------

MACHINERY (2.8%)
Doosan Infracore                                    255,020               8,566,992
Hyundai Heavy Inds                                   28,241              10,558,241
                                                                    ---------------
Total                                                                    19,125,233
-----------------------------------------------------------------------------------

PHARMACEUTICALS (1.1%)
Yuhan                                                40,081               7,514,102
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.0%)
Hynix Semiconductor                                 197,243(b)            7,128,364
-----------------------------------------------------------------------------------

TAIWAN (6.5%)
COMPUTERS & PERIPHERALS (0.4%)
Asustek Computer                                  1,062,000               2,924,301
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (3.2%)
Delta Electronics                                 1,685,000               6,646,588
Hon Hai Precision Industry                        1,412,728              12,220,980
Tripod Technology                                   582,000               2,969,388
                                                                    ---------------
Total                                                                    21,836,956
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
TAIWAN (CONT.)

HOUSEHOLD DURABLES (0.4%)
Chong Hong Construction                           1,128,223              $2,429,649
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.5%)
MediaTek                                            480,900               7,499,872
Taiwan Semiconductor Mfg                          4,449,358               9,608,878
                                                                    ---------------
Total                                                                    17,108,750
-----------------------------------------------------------------------------------

TURKEY (--%)
COMMERCIAL BANKS
Akbank                                                    1                       6
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $529,895,782)                                                   $649,543,901
-----------------------------------------------------------------------------------

PREFERRED STOCKS (2.6%)(c)
ISSUER                                            SHARES                   VALUE(A)
BRAZIL
Banco Bradesco                                      292,700              $7,063,968
Banco Itau Holding Financeira                       236,900              10,524,111
                                                                    ---------------
Total                                                                    17,588,079
-----------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost: $17,513,049)                                                     $17,588,079
-----------------------------------------------------------------------------------

MONEY MARKET FUND (2.0%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 13,952,010(f)          $13,952,010
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $13,952,010)                                                     $13,952,010
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $561,360,841)(g)                                                $681,083,990
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the value of these securities amounted to $7,023,279 or 1.0% of net assets.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  179

RiverSource VP - Emerging Markets Fund

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at June 30, 2007, is as follows:

                                                                     ACQUISITION
SECURITY                                                                DATES                     COST
---------------------------------------------------------------------------------------------------------
Novolipetsk Steel GDR*                                          06-06-07 thru 06-07-07         $6,517,320

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f)  Affiliated Money Market Fund - See Note 10 to the financial statements.

(g) At June 30, 2007, the cost of securities for federal income tax purposes was approximately $561,361,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $123,672,000
Unrealized depreciation                                                (3,949,000)
---------------------------------------------------------------------------------
Net unrealized appreciation                                          $119,723,000
---------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.

--------------------------------------------------------------------------------

 180 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - Fundamental Value Fund
JUNE 30, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (95.8%)
ISSUER                                            SHARES                   VALUE(A)
AIR FREIGHT & LOGISTICS (0.6%)
Toll Holdings                                        88,700(c)           $1,089,646
United Parcel Service Cl B                           35,850               2,617,050
                                                                    ---------------
Total                                                                     3,706,696
-----------------------------------------------------------------------------------

AUTOMOBILES (1.6%)
Harley-Davidson                                     166,920               9,950,101
-----------------------------------------------------------------------------------

BEVERAGES (1.8%)
Diageo ADR                                           92,930(c)            7,741,998
Heineken Holding                                     68,866(c)            3,574,344
                                                                    ---------------
Total                                                                    11,316,342
-----------------------------------------------------------------------------------

CAPITAL MARKETS (2.1%)
Bank of New York Mellon                             167,600               7,374,400
E*TRADE Financial                                    35,200(b)              777,568
Morgan Stanley                                       51,400               4,311,432
State Street                                         16,330               1,116,972
                                                                    ---------------
Total                                                                    13,580,372
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (7.3%)
Commerce Bancorp                                     98,810               3,654,982
HSBC Holdings ADR                                   178,176(c)           16,351,211
Wachovia                                            240,678              12,334,748
Wells Fargo & Co                                    409,510              14,402,467
                                                                    ---------------
Total                                                                    46,743,408
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.3%)
Nokia ADR                                            65,610(c)            1,844,297
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.8%)
Dell                                                259,880(b)            7,419,574
Hewlett-Packard                                      93,970               4,192,941
                                                                    ---------------
Total                                                                    11,612,515
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.9%)
Martin Marietta Materials                            42,960               6,960,379
Vulcan Materials                                     46,380               5,312,365
                                                                    ---------------
Total                                                                    12,272,744
-----------------------------------------------------------------------------------

CONSUMER FINANCE (4.5%)
American Express                                    475,590              29,096,596
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (1.9%)
Sealed Air                                          401,660              12,459,493
-----------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (1.2%)
Apollo Group Cl A                                    19,700(b)            1,151,071
H&R Block                                           266,380               6,225,301
                                                                    ---------------
Total                                                                     7,376,372
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (6.8%)
Citigroup                                           237,060              12,158,807
JPMorgan Chase & Co                                 502,000              24,321,900
Moody's                                             115,030               7,154,866
                                                                    ---------------
Total                                                                    43,635,573
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
Agilent Technologies                                 83,200(b)           $3,198,208
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.0%)
Transocean                                           60,320(b)            6,392,714
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (6.6%)
Costco Wholesale                                    419,190              24,530,999
CVS Caremark                                        225,055               8,203,255
Wal-Mart Stores                                     193,830               9,325,161
                                                                    ---------------
Total                                                                    42,059,415
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.5%)
Hershey                                              64,260               3,252,841
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.3%)
Cardinal Health                                      79,520               5,617,293
Express Scripts                                      58,600(b)            2,930,586
UnitedHealth Group                                  114,500               5,855,530
                                                                    ---------------
Total                                                                    14,403,409
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.2%)
Hunter Douglas                                       13,370(c)            1,267,009
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.9%)
Procter & Gamble                                     97,600               5,972,144
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (4.3%)
Tyco Intl                                           822,810              27,802,750
-----------------------------------------------------------------------------------

INSURANCE (15.5%)
Ambac Financial Group                                27,200               2,371,568
American Intl Group                                 379,500              26,576,384
Aon                                                 102,490               4,367,099
Berkshire Hathaway Cl B                               5,611(b)           20,227,655
Chubb                                                27,510               1,489,391
Loews                                               299,170              15,251,687
Markel                                                1,035(b)              501,520
Millea Holdings                                     151,000(c)            6,206,219
NIPPONKOA Insurance                                  96,300(c)              868,258
Principal Financial Group                            32,390               1,888,013
Progressive                                         518,140              12,399,090
Sun Life Financial                                   19,230(c)              918,233
Transatlantic Holdings                               85,720               6,097,264
                                                                    ---------------
Total                                                                    99,162,381
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (1.4%)
Amazon.com                                           67,800(b)            4,638,197
Expedia                                              34,540(b)            1,011,677
IAC/InterActiveCorp                                  36,390(b)            1,259,458
Liberty Media - Interactive Cl A                     85,050(b,d)          1,899,167
                                                                    ---------------
Total                                                                     8,808,499
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.2%)
Google Cl A                                           2,300(b)            1,203,774
-----------------------------------------------------------------------------------

IT SERVICES (1.1%)
Iron Mountain                                       269,660(b)            7,046,216
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

MARINE (0.3%)
Kuehne & Nagel Intl                                  23,600(c)           $2,179,799
-----------------------------------------------------------------------------------

MEDIA (6.6%)
Comcast Special Cl A                                690,047(b)           19,293,714
Gannett                                              23,760               1,305,612
Lagardere                                            57,950(c)            5,054,782
Liberty Media - Capital Series A                     17,450(b,d)          2,053,516
News Corp Cl A                                      477,700              10,132,017
Virgin Media                                        110,320               2,688,498
WPP Group ADR                                        21,150(c)            1,580,963
                                                                    ---------------
Total                                                                    42,109,102
-----------------------------------------------------------------------------------

METALS & MINING (0.5%)
BHP Billiton                                         56,370(c)            1,573,433
Rio Tinto                                            20,190(c)            1,551,602
                                                                    ---------------
Total                                                                     3,125,035
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.2%)
Sears Holdings                                        8,100(b)            1,372,950
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (11.9%)
Canadian Natural Resources                           43,800(c)            2,906,130
China Coal Energy Series H                        2,001,900(b,c)          3,000,674
ConocoPhillips                                      370,840              29,110,939
Devon Energy                                        188,390              14,749,053
EOG Resources                                       160,480              11,724,669
Occidental Petroleum                                256,420              14,841,590
                                                                    ---------------
Total                                                                    76,333,055
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.4%)
Avon Products                                        68,100               2,502,675
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
Hang Lung Group                                     176,000(c)              794,577
-----------------------------------------------------------------------------------

ROAD & RAIL (0.1%)
Asciano Group                                        61,400(b,c)            527,317
-----------------------------------------------------------------------------------

SOFTWARE (2.0%)
Microsoft                                           425,570              12,541,548
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (1.5%)
Bed Bath & Beyond                                    97,000(b)            3,491,030
CarMax                                              121,300(b)            3,093,150
Lowe's Companies                                     91,870               2,819,490
                                                                    ---------------
Total                                                                     9,403,670
-----------------------------------------------------------------------------------

TOBACCO (3.3%)
Altria Group                                        302,450              21,213,843
-----------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (1.0%)
China Merchants Holdings Intl                       981,186(c)            4,749,699
COSCO Pacific                                       668,760(c)            1,753,367
                                                                    ---------------
Total                                                                     6,503,066
-----------------------------------------------------------------------------------

                                                                             See
accompanying notes to investments in securities.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  181

RiverSource VP - Fundamental Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

WIRELESS TELECOMMUNICATION SERVICES (1.6%)
SK Telecom ADR                                      117,870(c)           $3,223,745
Sprint Nextel                                       339,520               7,031,459
                                                                    ---------------
Total                                                                    10,255,204
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $555,054,161)                                                   $613,025,710
-----------------------------------------------------------------------------------

MONEY MARKET FUND (4.2%)
                                                  SHARES                   VALUE(A)
MONEY MARKET FUND
RiverSource Short-Term Cash Fund                 26,844,201(e)          $26,844,201
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $26,844,201)                                                     $26,844,201
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $581,898,362)(f)                                                $639,869,911
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2007, the value of foreign securities represented 10.7% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e)  Affiliated Money Market Fund - See Note 10 to the financial statements.

(f) At June 30, 2007, the cost of securities for federal income tax purposes was approximately $581,898,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $60,151,000
Unrealized depreciation                                               (2,179,000)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $57,972,000
--------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.

--------------------------------------------------------------------------------

 182 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - Global Bond Fund
JUNE 30, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

BONDS (94.7%)(c)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
AUSTRALIA (1.6%)
Commonwealth Bank of Australia
 (European Monetary Unit)
 Sr Unsub
  11-12-09                             3.38%      1,105,000              $1,450,112
New South Wales Treasury
 (Australian Dollar)
  12-01-10                             7.00      10,380,000               8,882,934
Queensland Treasury
 (Australian Dollar)
  05-14-10                             5.50       4,980,000               4,096,533
Telstra
  04-01-12                             6.38       1,050,000               1,076,769
                                                                    ---------------
Total                                                                    15,506,348
-----------------------------------------------------------------------------------

AUSTRIA (1.1%)
Republic of Austria
 (European Monetary Unit)
  01-15-10                             5.50       7,625,000              10,555,581
-----------------------------------------------------------------------------------

BELGIUM (2.1%)
Kingdom of Belgium
 (European Monetary Unit)
  03-28-10                             3.00      15,315,000              19,925,274
-----------------------------------------------------------------------------------

BRAZIL (0.2%)
Federative Republic of Brazil
  01-15-18                             8.00       1,655,000               1,818,845
-----------------------------------------------------------------------------------

CANADA (3.0%)
Canadian Natural Resources
  03-15-38                             6.25       1,300,000               1,230,039
Canadian Pacific Railway
  05-15-37                             5.95         260,000                 244,382
Canadian Pacific Railway
 (Canadian Dollar)
  06-15-10                             4.90         395,000(d)              370,050
Molson Coors Capital Finance
  09-22-10                             4.85       1,850,000               1,806,723
Province of British Columbia
 (Canadian Dollar)
  08-23-10                             6.38       9,420,000               9,264,946
Province of Ontario
 (Canadian Dollar)
  03-08-14                             5.00      11,525,000              10,958,273
TELUS
  06-01-11                             8.00       4,275,000               4,571,471
Videotron Ltee
  01-15-14                             6.88         315,000                 308,700
                                                                    ---------------
Total                                                                    28,754,584
-----------------------------------------------------------------------------------

CZECH REPUBLIC (0.3%)
Czech Republic
 (Czech Koruna)
  06-16-13                             3.70      57,700,000               2,620,418
-----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

DENMARK (0.6%)
Danske Bank
 (European Monetary Unit) Sr Nts
  03-16-10                             4.20%      1,250,000(h)           $1,690,335
Nykredit
 (Danish Krone)
  10-01-28                             5.00      24,000,000               4,226,551
                                                                    ---------------
Total                                                                     5,916,886
-----------------------------------------------------------------------------------

FRANCE (7.0%)
BNP Paribas
 (European Monetary Unit) Sr Unsub
  10-20-08                             3.98       1,250,000(h)            1,691,161
Compagnie de Financement Foncier
 (European Monetary Unit)
  01-29-09                             2.38       3,100,000               4,059,104
Dexia Municipal Agency
 (European Monetary Unit)
  09-03-07                             4.25         800,000               1,082,382
Govt of France
 (European Monetary Unit)
  04-25-12                             5.00      14,170,000              19,545,501
  04-25-13                             4.00      15,375,000              20,216,518
  10-25-16                             5.00      12,505,000              17,406,267
Societe Generale
 (European Monetary Unit) Sr Unsecured
  11-28-08                             4.12       1,250,000(h)            1,691,278
                                                                    ---------------
Total                                                                    65,692,211
-----------------------------------------------------------------------------------

GERMANY (9.7%)
Allgemeine Hypothekenbank Rheinboden
 (European Monetary Unit) Series 501
  09-02-09                             5.00       2,590,000(d)            3,520,904
Bayerische Landesbank
 (Japanese Yen) Sr Nts
  04-22-13                             1.40     505,000,000               4,045,205
Bundesrepublik Deutschland
 (European Monetary Unit)
  07-04-13                             3.75      19,410,000              25,184,295
  07-04-27                             6.50      12,385,000              20,551,209
  07-04-28                             4.75       5,280,000               7,164,816
  07-04-34                             4.75      10,775,000              14,658,130
DEPFA Deutsche Pfandbriefbank
 (European Monetary Unit) Series G6
  01-15-10                             5.50       2,940,000               4,058,325
Deutsche Bank
 (European Monetary Unit)
 Sr Unsub
  07-28-09                             4.25         990,000               1,331,049
Kreditanstalt fuer Wiederaufbau
 (British Pound)
  12-07-15                             5.50       3,460,000               6,759,799

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
GERMANY (CONT.)
Rheinische Hypothekenbank
 (European Monetary Unit) Series 803
  07-05-10                             5.75%      3,000,000(d)           $4,181,503
                                                                    ---------------
Total                                                                    91,455,235
-----------------------------------------------------------------------------------

GREECE (1.1%)
Hellenic Republic
 (European Monetary Unit)
  10-22-22                             5.90       6,820,000              10,164,004
-----------------------------------------------------------------------------------

INDONESIA (0.2%)
Republic of Indonesia
 (Indonesian Rupiah)
  07-15-22                            10.25    15,017,000,000             1,753,784
-----------------------------------------------------------------------------------

IRELAND (1.7%)
Irish Govt
 (European Monetary Unit)
  10-18-07                             4.25      11,865,000              16,056,322
-----------------------------------------------------------------------------------

ITALY (3.7%)
Buoni Poliennali Del Tesoro
 (European Monetary Unit)
  11-01-07                             6.00      14,485,000              19,712,798
  02-01-19                             4.25       3,590,000               4,624,515
  11-01-26                             7.25       5,530,191               9,620,502
Telecom Italia Capital
  11-15-33                             6.38       1,310,000               1,233,953
                                                                    ---------------
Total                                                                    35,191,768
-----------------------------------------------------------------------------------

JAPAN (10.1%)
Development Bank of Japan
 (Japanese Yen)
  06-20-12                             1.40    1,043,000,000              8,450,052
Govt of Japan
 (Japanese Yen)
  12-21-09                             1.70    2,213,000,000             18,242,510
  09-20-10                             0.80    1,651,800,000             13,237,866
  06-20-12                             1.40    1,199,600,000              9,718,454
  12-20-12                             1.00    2,347,500,000             18,551,927
  12-20-14                             1.30     675,000,000               5,322,276
  12-20-26                             2.10    2,205,000,000             17,522,417
  12-20-34                             2.40     477,000,000               3,852,765
                                                                    ---------------
Total                                                                    94,898,267
-----------------------------------------------------------------------------------

JERSEY (0.2%)
ASIF III Jersey
  11-25-08                             4.24       1,500,000(h)            2,028,984
-----------------------------------------------------------------------------------

MALAYSIA (0.2%)
Petronas Capital
  05-22-12                             7.00         315,000                 332,639
  05-22-12                             7.00       1,895,000(d)            2,005,944
                                                                    ---------------
Total                                                                     2,338,583
-----------------------------------------------------------------------------------

                                                                             See
accompanying notes to investments in securities.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  183

RiverSource VP - Global Bond Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

MEXICO (0.8%)
Mexican Fixed Rate Bonds
 (Mexican Peso)
  12-20-12                             9.00%     52,580,000              $5,148,488
Mexican Fixed Rate
 (Mexican Peso)
  12-24-09                             9.00      25,150,000               2,403,952
United Mexican States
  09-27-34                             6.75         315,000                 335,948
                                                                    ---------------
Total                                                                     7,888,388
-----------------------------------------------------------------------------------

NETHERLANDS (3.3%)
Bank Nederlandse Gemeenten
 (British Pound) Sr Unsub
  08-06-07                             7.38       1,855,000               3,728,857
Govt of Netherlands
 (European Monetary Unit)
  01-15-08                             2.50      14,740,000              19,760,593
  07-15-12                             5.00       4,610,000               6,358,466
Telefonica Europe
  09-15-10                             7.75       1,250,000               1,325,104
                                                                    ---------------
Total                                                                    31,173,020
-----------------------------------------------------------------------------------

NEW ZEALAND (1.0%)
Govt of New Zealand
 (New Zealand Dollar)
  07-15-09                             7.00      12,600,000               9,649,042
-----------------------------------------------------------------------------------

NORWAY (1.2%)
Govt of Norway
 (Norwegian Krone)
  05-16-11                             6.00      67,440,000              11,718,391
-----------------------------------------------------------------------------------

POLAND (1.5%)
Republic of Poland
 (Polish Zloty)
  03-24-10                             5.75      37,800,000              13,714,556
-----------------------------------------------------------------------------------

SOUTH AFRICA (0.3%)
Republic of South Africa
 (South African Rand)
  08-31-10                            13.00      20,000,000               3,127,648
-----------------------------------------------------------------------------------

SOUTH KOREA (0.1%)
Korea Development Bank
 (Japanese Yen) Series 21RG
  06-25-08                             0.98      65,000,000                 526,450
-----------------------------------------------------------------------------------

SPAIN (3.2%)
Caja de Ahorros y Monte de Piedad de Madrid
 (European Monetary Unit)
  03-25-11                             3.50       3,900,000               5,057,496
Govt of Spain
 (European Monetary Unit)
  07-30-09                             5.15      18,020,000              24,693,604
                                                                    ---------------
Total                                                                    29,751,100
-----------------------------------------------------------------------------------

SUPRA-NATIONAL (1.0%)
European Investment Bank
 (British Pound)
  12-07-11                             5.50       4,625,000               9,081,145
-----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

SWEDEN (1.0%)
Govt of Sweden
 (Swedish Krona)
  01-28-09                             5.00%     30,850,000              $4,564,021
  03-15-11                             5.25      31,940,000               4,790,673
                                                                    ---------------
Total                                                                     9,354,694
-----------------------------------------------------------------------------------

UNITED KINGDOM (5.1%)
Abbey Natl Treasury Services
 (European Monetary Unit)
  05-27-09                             4.22       1,250,000(h)            1,691,680
BT Group
 Sr Unsecured
  12-15-10                             8.63         930,000               1,016,275
HBOS Treasury Services
 (European Monetary Unit)
  02-12-09                             3.50       3,000,000(f)            3,993,787
United Kingdom Treasury
 (British Pound)
  03-07-12                             5.00      11,605,000              22,639,844
  09-07-14                             5.00       9,670,000              18,722,186
                                                                    ---------------
Total                                                                    48,063,772
-----------------------------------------------------------------------------------

UNITED STATES (33.4%)
Allied Waste North America
  06-01-17                             6.88         210,000                 202,388
Anadarko Petroleum
 Sr Unsecured
  09-15-16                             5.95         655,000                 639,557
  09-15-36                             6.45         675,000                 649,233
AT&T
 Sr Nts
  05-15-36                             6.80         745,000(j)              771,594
Banc of America Commercial Mtge
 Series 2005-1 Cl A4
  11-10-42                             4.87         650,000(f)              636,938
Banc of America Commercial Mtge
 Series 2005-4 Cl ASB
  07-10-45                             4.87         975,000(f)              936,274
Banc of America Commercial Mtge
 Series 2007-1 Cl A3
  01-15-49                             5.45       1,725,000(f)            1,688,091
Banc of America Large Loan
 Series 2006-LAQ Cl E
  02-09-21                             5.70         675,000(d,f,h)          676,740
Banc of America Large Loan
 Series 2006-LAQ Cl F
  02-09-21                             5.76         750,000(d,f,h)          751,654
Banc of America Large Loan
 Series 2006-LAQ Cl G
  02-09-21                             5.85         525,000(d,f,h)          526,609
Bank of America
 Sub Nts
  03-15-17                             5.30       5,185,000               4,951,078
Bayerische Landesbank
 Sub Nts
  12-01-08                             5.88         800,000                 805,858

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
UNITED STATES (CONT.)
Bear Stearns Commercial Mtge Securities
 Series 2003-T10 Cl A1
  03-13-40                             4.00%       $237,814(f)             $228,851
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A4
  01-12-45                             5.47       1,850,000(f)            1,796,813
Brandywine Operating Partnership LP
  05-01-17                             5.70         360,000                 349,060
Cadbury Schweppes US Finance LLC
  10-01-08                             3.88       5,265,000(d)            5,154,603
California State Teachers' Retirement System Trust
 Series 2002-C6 Cl A3
  11-20-14                             4.46       1,821,520(d,f)          1,783,713
Capital Auto Receivables Asset Trust
 Series 2004-1 Cl CTFS
  09-15-10                             2.84         700,000                 698,079
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
  11-15-30                             5.68       2,275,000(f)            2,284,760
CenterPoint Energy Resources
  02-15-11                             7.75         415,000                 442,655
Centex
 Sr Unsecured
  05-01-16                             6.50         180,000                 173,099
Chesapeake Energy
  01-15-16                             6.63       1,055,000               1,015,437
  01-15-18                             6.25         270,000                 252,113
Citigroup Commercial Mtge Trust
 Series 2005-C3 Cl A1
  05-15-43                             4.39         669,574(f)              658,039
Citigroup Commercial Mtge Trust
 Series 2005-EMG Cl A1
  09-20-51                             4.15         669,088(d,f)            659,729
Citigroup
 (European Monetary Unit) Sr Nts
  05-21-10                             3.88       3,220,000               4,257,060
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
  07-15-44                             5.23       1,075,000(f)            1,052,872
Cleveland Electric Illuminating
 Sr Unsecured
  04-01-17                             5.70       1,350,000               1,302,485
Colorado Interstate Gas
 Sr Nts
  11-15-15                             6.80       2,450,000               2,519,617
Comcast
  03-15-37                             6.45         890,000                 857,714
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
  02-05-19                             5.63         450,000(d,f,h)          453,129
Commercial Mtge Pass-Through Ctfs
 Series 2007-FL14 Cl MKL1
  06-15-22                             6.12       3,125,000(d,f,h)        3,125,000
Community Health Systems
 Sr Nts
  07-15-15                             8.88         345,000(b,d)            349,744

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 184 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Global Bond Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
UNITED STATES (CONT.)
Community Health Systems
Sr Unsecured
  12-15-12                             6.50%       $240,000                $250,493
Cott Beverages USA
  12-15-11                             8.00         435,000                 439,350
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-64CB Cl 1A1
  12-25-35                             5.50       1,964,099(f)            1,958,683
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
  04-25-35                             7.50         819,800(f)              844,769
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
  05-25-36                             6.00       2,262,430(f)            2,277,678
Credit Suisse Mtge Capital Ctfs
 Series 2006-C2 Cl A3
  03-15-39                             5.66       1,125,000(f)            1,114,476
Crown Americas LLC/Capital
  11-15-15                             7.75         375,000                 376,875
CS First Boston Mtge Securities
 Series 2002-CKS4 Cl A1
  11-15-36                             4.49       1,533,265(f)            1,496,399
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
  03-15-35                             4.60         825,000(f)              782,302
CS First Boston Mtge Securities
 Series 2005-C4 Cl A1
  08-15-38                             4.77       1,649,545(f)            1,630,651
Dex Media West LLC/Finance
 Sr Unsecured
 Series B
  08-15-10                             8.50          55,000                  56,994
Discover Financial Services
  06-12-17                             6.45         500,000(d)              497,270
DR Horton
 Sr Unsub
  04-15-16                             6.50         185,000                 177,001
Drive Auto Receivables Trust
 Series 2006-2 Cl A2 (MBIA)
  07-15-11                             5.30       1,650,000(d,i)          1,649,522
DRS Technologies
  11-01-13                             6.88         225,000                 218,250
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
  06-20-31                             5.78       2,125,000(d,i)          2,130,178
EchoStar DBS
  10-01-14                             6.63          56,000                  53,480
Edison Mission Energy
 Sr Nts
  05-15-17                             7.00         375,000(d)              353,438
ERP Operating LP
  06-15-17                             5.75         990,000                 970,447
Exelon
  06-15-10                             4.45       1,525,000               1,474,226

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
UNITED STATES (CONT.)
Federal Home Loan Mtge Corp
  11-16-07                             4.38%       $325,000                $323,796
  07-12-10                             4.13      10,200,000               9,896,305
Federal Home Loan Mtge Corp #1J1621
  05-01-37                             5.89       6,899,654(f,m)          6,912,148
Federal Home Loan Mtge Corp #A11799
  08-01-33                             6.50         116,918(f)              118,900
Federal Home Loan Mtge Corp #A15881
  11-01-33                             5.00         795,834(f)              750,020
Federal Home Loan Mtge Corp #C02873
  05-01-37                             6.50       4,126,991(b,f)          4,170,023
Federal Home Loan Mtge Corp #E01377
  05-01-18                             4.50         541,895(f)              516,551
Federal Home Loan Mtge Corp #E91326
  09-01-17                             6.50         162,150(f)              165,498
Federal Home Loan Mtge Corp #E99967
  10-01-18                             5.00         559,032(f)              542,392
Federal Home Loan Mtge Corp #G01535
  04-01-33                             6.00         812,870(f)              813,161
Federal Natl Mtge Assn
  11-15-07                             3.25       2,500,000               2,480,685
Federal Natl Mtge Assn #254632
  02-01-18                             5.50       1,470,509(f)            1,454,120
Federal Natl Mtge Assn #254686
  04-01-18                             5.50       1,641,793(f)            1,623,215
Federal Natl Mtge Assn #254722
  05-01-18                             5.50         858,621(f)              848,906
Federal Natl Mtge Assn #255377
  08-01-34                             7.00         512,360(f)              528,389
Federal Natl Mtge Assn #357705
  02-01-35                             5.50       7,273,433(f)            7,042,031
Federal Natl Mtge Assn #360800
  01-01-09                             5.74         613,761(f)              614,136
Federal Natl Mtge Assn #440730
  12-01-28                             6.00         661,975(f)              662,041
Federal Natl Mtge Assn #555417
  05-01-33                             6.00       1,104,129(f)            1,099,734
Federal Natl Mtge Assn #555528
  04-01-33                             6.00       1,906,364(f)            1,897,527
Federal Natl Mtge Assn #555531
  06-01-33                             5.50       2,564,470(f)            2,484,694
Federal Natl Mtge Assn #555734
  07-01-23                             5.00         544,779(f)              520,115
Federal Natl Mtge Assn #555740
  08-01-18                             4.50         282,978(f)              269,659
Federal Natl Mtge Assn #555851
  01-01-33                             6.50       4,251,022(f)            4,333,686
Federal Natl Mtge Assn #575487
  04-01-17                             6.50         348,838(f)              357,324
Federal Natl Mtge Assn #621581
  12-01-31                             6.50         331,410(f)              340,211
Federal Natl Mtge Assn #631315
  02-01-17                             5.50         184,124(f)              182,232
Federal Natl Mtge Assn #639965
  08-01-17                             6.00         594,118(f)              597,718
Federal Natl Mtge Assn #640996
  05-01-32                             7.50         246,504(f)              256,801

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
UNITED STATES (CONT.)
Federal Natl Mtge Assn #646147
  06-01-32                             7.00%       $182,385(f)             $190,684
Federal Natl Mtge Assn #652284
  08-01-32                             6.50         177,826(f)              180,975
Federal Natl Mtge Assn #653145
  07-01-17                             6.00         120,300(f)              121,196
Federal Natl Mtge Assn #654121
  09-01-17                             6.00         474,011(f)              477,521
Federal Natl Mtge Assn #655589
  08-01-32                             6.50         863,042(f)              885,780
Federal Natl Mtge Assn #666424
  08-01-32                             6.50         166,995(f)              169,952
Federal Natl Mtge Assn #670461
  11-01-32                             7.50         161,760(f)              168,517
Federal Natl Mtge Assn #684595
  03-01-33                             6.00         790,152(f)              786,490
Federal Natl Mtge Assn #687583
  04-01-33                             6.00       1,701,727(f)            1,696,075
Federal Natl Mtge Assn #688034
  03-01-33                             5.50         262,371(f)              254,495
Federal Natl Mtge Assn #688691
  03-01-33                             5.50         441,839(f)              428,094
Federal Natl Mtge Assn #720786
  09-01-33                             5.50       1,003,761(f)              972,536
Federal Natl Mtge Assn #725162
  02-01-34                             6.00       1,948,315(f)            1,936,891
Federal Natl Mtge Assn #725232
  03-01-34                             5.00         831,970(f)              783,686
Federal Natl Mtge Assn #725424
  04-01-34                             5.50       5,041,144(f)            4,884,323
Federal Natl Mtge Assn #735029
  09-01-13                             5.28         671,880(f)              663,615
Federal Natl Mtge Assn #735883
  03-01-33                             6.00       5,540,952(f)            5,536,467
Federal Natl Mtge Assn #739474
  10-01-33                             5.50         546,392(f)              529,919
Federal Natl Mtge Assn #741850
  09-01-33                             5.50       1,512,835(f)            1,465,774
Federal Natl Mtge Assn #745257
  01-01-36                             6.00       2,082,478(f)            2,063,776
Federal Natl Mtge Assn #748110
  10-01-33                             6.50       1,534,227(f)            1,558,934
Federal Natl Mtge Assn #753507
  12-01-18                             5.00       1,830,452(f)            1,775,946
Federal Natl Mtge Assn #755498
  11-01-18                             5.50       1,202,755(f)            1,189,585
Federal Natl Mtge Assn #756236
  01-01-34                             6.00       6,775,941(f)            6,760,748
Federal Natl Mtge Assn #756799
  11-01-33                             6.50         578,394(f)              588,625
Federal Natl Mtge Assn #756844
  02-01-19                             5.00         440,321(f)              426,615
Federal Natl Mtge Assn #757299
  09-01-19                             4.50       2,947,836(f)            2,804,635
Federal Natl Mtge Assn #759336
  01-01-34                             6.00       3,990,563(f)            3,974,489

                                                                             See
accompanying notes to investments in securities.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  185

RiverSource VP - Global Bond Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
UNITED STATES (CONT.)
Federal Natl Mtge Assn #783646
  06-01-34                             5.50%       $694,595(f)             $672,496
Federal Natl Mtge Assn #791393
  10-01-19                             5.50       2,051,123(f)            2,025,469
Federal Natl Mtge Assn #794298
  09-01-19                             5.50       1,897,660(f)            1,873,925
Federal Natl Mtge Assn #886292
  07-01-36                             7.00       4,489,569(f)            4,621,350
Federal Natl Mtge Assn #765946
  02-01-34                             5.50       7,994,782(f)            7,746,081
Forest Oil
 Sr Nts
  06-15-19                             7.25          85,000(d)               82,450
Franklin Auto Trust
 Series 2004-1 Cl A3 (MBIA)
  03-15-12                             4.15         709,350(i)              704,035
Freeport-McMoRan Copper & Gold
 Sr Unsecured
  04-01-15                             8.25         140,000                 147,700
GE Capital Commercial Mtge
 Series 2005-C1 Cl A5
  06-10-48                             4.77         500,000(f)              469,300
General Electric Capital Assurance
 Series 2003-1 Cl A3
  05-12-35                             4.77       1,775,000(d,f)          1,748,385
General Electric Capital
 (New Zealand Dollar)
  02-04-10                             6.63       5,365,000               3,977,278
Genworth Financial
 (Japanese Yen)
  06-20-11                             1.60     198,000,000               1,590,801
Govt Natl Mtge Assn #604708
  10-15-33                             5.50         638,197(f)              620,656
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-80 Cl CI
  01-20-32                             9.22         397,108(e,f)             45,276
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
  06-10-36                             4.88         500,000(f)              488,963
GS Mtge Securities II
 Series 2004-GG2 Cl A4
  08-10-38                             4.96         900,000(f)              882,595
GS Mtge Securities II
 Series 2006-GG6 Cl A4
  04-10-38                             5.55       4,000,000(f)            3,924,232
GS Mtge Securities II
 Series 2007-EOP Cl J
  03-06-20                             6.17       1,850,000(d,f,h)        1,850,578
GS Mtge Securities II
 Series 2007-GG10 Cl A4
  08-10-45                             5.99       1,475,000(b,f)          1,428,552
Hertz Vehicle Financing LLC
 Series 2004-1A Cl A3 (MBIA)
  05-25-09                             2.85         600,000(d,i)            591,324

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
UNITED STATES (CONT.)
HJ Heinz
  12-01-08                             6.43%       $520,000(d)             $525,190
Home Depot
 Sr Unsecured
  12-16-36                             5.88       2,290,000               2,040,392
Idearc
  11-15-16                             8.00         375,000                 378,750
IPALCO Enterprises
 Secured
  11-14-08                             8.38         140,000                 142,800
JPMorgan Chase & Co
 Sub Nts
  06-27-17                             6.13       1,380,000               1,390,730
JPMorgan Chase Commercial Mtge Securities
 Series 2003-CB6 Cl A2
  07-12-37                             5.26       1,075,000(f)            1,049,997
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
  10-15-37                             4.13       4,611,225(f)            4,446,591
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
  03-12-39                             3.97         359,506(f)              349,467
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
  03-12-39                             4.77       1,625,000(f)            1,552,183
JPMorgan Chase Commercial Mtge Securities
 Series 2004-LN2 Cl A1
  07-15-41                             4.48       5,401,897(f)            5,227,184
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl A4
  04-15-43                             5.48       1,100,000(f)            1,071,308
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
  04-15-43                             5.49       1,375,000(f)            1,356,938
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP7 Cl ASB
  04-15-45                             5.88       2,800,000(f)            2,821,377
L-3 Communications
 Series B
  10-15-15                             6.38         100,000                  94,500
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
  03-15-29                             3.97         650,000(f)              611,358
LB-UBS Commercial Mtge Trust
 Series 2004-C6 Cl A1
  08-15-29                             3.88         905,228(f)              885,986
LB-UBS Commercial Mtge Trust
 Series 2005-C5 Cl AAB
  09-15-30                             4.93       1,800,000(f)            1,738,836
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
  06-15-32                             5.86         925,000(f)              934,060
LB-UBS Commercial Mtge Trust
 Series 2007-C1 Cl A4
  02-15-40                             5.42       1,425,000(f)            1,377,612

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
UNITED STATES (CONT.)
Lehman XS Net Interest Margin Nts
 Collateralized Mtge Obligation
 Series 2006-GPM6 Cl A1
  10-28-46                             6.25%       $682,589(d,f)           $680,270
Manufacturers & Traders Trust
 Sub Nts
  12-01-21                             5.63         650,000                 622,697
Macys Retail Holdings
  07-15-09                             4.80       1,350,000               1,324,222
Merrill Lynch & Co
  05-02-17                             5.70       3,135,000               3,019,569
Mohegan Tribal Gaming Authority
 Sr Sub Nts
  04-01-12                             8.00          50,000                  51,625
Morgan Stanley
  04-27-17                             5.55       3,340,000               3,189,366
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
  06-13-41                             4.34         825,000(f)              808,822
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
  04-14-40                             4.59         690,000(f)              662,241
Morgan Stanley Capital I
 Series 2005-T19 Cl AAB
  06-12-47                             4.85       1,900,000(f)            1,824,275
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
  08-12-41                             5.80         775,000(f)              780,448
Morgan Stanley Capital I
 Series 2006-XLF Cl A2
  07-15-19                             5.45       1,476,821(d,f,h)        1,477,024
Morgan Stanley Dean Witter Capital I
 Series 2002-TOP7 Cl A2
  01-15-39                             5.98       2,425,000(f)            2,455,799
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
  01-25-12                             5.88       3,400,000(e)              914,124
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-2 Cl AIO
  07-25-12                             5.90       2,000,000(e)              575,547
News America
  12-15-35                             6.40       1,115,000(j)            1,061,828
Nomura Asset Securities
 Series 1998-D6 Cl A3
  03-15-30                             7.00       3,725,000(f)            4,006,962
Northwest Pipeline
 Sr Nts
  04-15-17                             5.95         230,000(d)              223,675
NRG Energy
  02-01-14                             7.25         180,000(j)              180,450
  01-15-17                             7.38         230,000                 230,863

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 186 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Global Bond Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
UNITED STATES (CONT.)
Omnicare
  12-15-13                             6.75%       $715,000(j)             $682,825
  12-15-15                             6.88         105,000                  99,750
Oncor Electric Delivery
 Secured
  01-15-15                             6.38         915,000                 928,059
Popular ABS Mtge Pass-Through Trust
 Series 2005-A Cl AF2
  06-25-35                             4.49         202,793                 201,688
Qwest
  03-15-12                             8.88         265,000(j)              285,538
Qwest
 Sr Unsecured
  10-01-14                             7.50         220,000                 225,500
Range Resources
  03-15-15                             6.38         195,000                 184,763
  05-15-16                             7.50          50,000                  50,625
Regions Bank
 Sub Nts
  06-26-37                             6.45       1,025,000               1,028,875
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
  02-25-36                             5.57         855,000                 851,546
Residential Capital LLC
  06-30-10                             6.38       1,955,000               1,929,765
RH Donnelley
 Sr Disc Nts Series A-2
  01-15-13                             6.88         375,000                 355,313
RR Donnelley & Sons
 Sr Unsecured
  01-15-17                             6.13       2,745,000(j)            2,672,652
Sierra Pacific Power
 Series P
  07-01-37                             6.75         740,000                 745,550
SLM
  10-01-13                             5.00         350,000                 300,104
Smurfit-Stone Container Enterprises
 Sr Unsecured
  03-15-17                             8.00         400,000                 388,000
Southern Star Central
 Sr Nts
  03-01-16                             6.75         150,000                 147,750
Toyota Motor Credit
 (Japanese Yen) Sr Unsub
  06-09-08                             0.75     557,000,000               4,516,934
Travelers Companies
 Sr Unsecured
  06-15-37                             6.25         850,000                 827,339
U.S. Treasury
  11-30-07                             4.25       2,975,000               2,967,098
  02-15-08                             3.38       1,055,000(j)            1,044,368
  02-15-09                             4.50       4,930,000               4,895,722
  02-15-10                             4.75       2,875,000               2,864,443
  05-31-12                             4.75       1,835,000               1,820,665
  05-15-17                             4.50           5,000                   4,794
  02-15-26                             6.00       3,415,000               3,727,684

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
UNITED STATES (CONT.)
U.S. Treasury Inflation-Indexed Bond
  04-15-12                             2.00%    $19,089,563(g)          $18,531,321
U-Haul S Fleet LLC
 Series 2007-CP1 Cl CP
  05-25-12                             5.40       3,000,000(d)            2,999,999
UnitedHealth Group
  06-15-37                             6.50         790,000(d)              796,106
Verizon New York
 Series A
  04-01-12                             6.88       2,595,000               2,705,567
Verizon Pennsylvania
 Series A
  11-15-11                             5.65       1,675,000               1,671,666
Wachovia Bank Commercial Mtge Trust
 Series 2003-C7 Cl A2
  10-15-35                             5.08       1,064,000(d,f)          1,026,994
Wachovia Bank Commercial Mtge Trust
 Series 2003-C8 Cl A2
  11-15-35                             3.89         750,000(f)              734,728
Wachovia Bank Commercial Mtge Trust
 Series 2005-C18 Cl A4
  04-15-42                             4.94         925,000(f)              874,695
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
  07-15-42                             5.09         925,000(f)              903,553
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl A3
  03-15-45                             5.56       2,425,000(f)            2,373,351
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl A3
  07-15-45                             5.77         700,000(f)              693,926
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
  07-15-45                             5.73       1,200,000(f)            1,192,057
WellPoint
 Sr Unsub
  01-15-36                             5.85         850,000                 775,619
  06-15-37                             6.38         215,000                 212,259
Williams Companies
 Sr Nts
  07-15-19                             7.63         754,000(j)              795,470
Windstream
  08-01-16                             8.63         375,000                 396,563
                                                                    ---------------
Total                                                                   314,489,165
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $880,493,154)                                                   $893,214,465
-----------------------------------------------------------------------------------

SENIOR LOANS (1.7%)(c,k)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
CANADA (--%)
Domtar
 Tranche B Term Loan
  03-07-14                             6.74%       $451,250(b)             $447,586
-----------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

GERMANY (0.1%)
Celanese
 Tranche B Term Loan
  04-06-11                             7.10%       $100,000(b)             $100,078
  04-06-11                             7.10         590,000                 590,460
                                                                    ---------------
Total                                                                       690,538
-----------------------------------------------------------------------------------

NETHERLANDS (0.2%)
VNU
 Tranche B Term Loan
  08-09-13                             7.61       1,595,055               1,602,201
-----------------------------------------------------------------------------------

UNITED STATES (1.4%)
Aramark
 Letter of Credit
  01-26-14                             5.20          40,492                  40,569
Aramark
 Tranche B Term Loan
  01-26-14                             7.48         566,592                 567,584
Charter Communications
 Tranche B Term Loan
  03-06-14                             7.35       1,795,000               1,778,738
Community Health
 Term Loan
  06-28-14                             7.57       1,674,559(b)            1,677,004
Community Health
 Delayed Draw Term Loan
  06-28-14                             0.50         110,441(b,n)            110,602
Dresser
 1st Lien Term Loan
  05-04-14                             7.86         905,000                 906,882
Fontainebleau Las Vegas
 Delayed Draw Term Loan
  06-05-14                             2.00         305,000(b,n)            304,619
Fontainebleau Las Vegas
 Term Loan
  06-05-14                             8.61         611,000(b)              612,784
Freeport-McMoRan Copper & Gold
 Tranche B Term Loan
  03-19-14                             9.00         648,555                 648,399
HCA
 Tranche B Term Loan
  01-21-13                        7.60-7.61       2,225,558               2,237,911
Level 3 Communications
 Tranche B Term Loan
  03-13-14                             7.61         980,000                 980,921
Michaels Stores
 Term Loan
  10-31-13                             7.63         358,000                 354,420
Neiman Marcus Group
 Tranche B Term Loan
  04-27-13                        7.32-7.36         490,000                 491,793
Pinnacle Foods Finance
 Tranche B Term Loan
  04-02-14                             8.10         745,000                 746,333
Univision Communications
 Delayed Draw Term Loan
  09-23-14                             1.00         102,685(b,n)            100,952

                                                                             See
accompanying notes to investments in securities.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  187

RiverSource VP - Global Bond Fund

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
UNITED STATES (CONT.)
Univision Communications
Tranche B Term Loan
  09-29-14                             7.61%     $1,597,315              $1,562,382
West Corp
 Tranche B Term Loan
  10-24-13                        7.73-7.76         358,202                 358,843
                                                                    ---------------
Total                                                                    13,480,736
-----------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $16,287,361)                                                     $16,221,061
-----------------------------------------------------------------------------------

MUNICIPAL BONDS (0.2%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
UNITED STATES
Tobacco Settlement Financing Corporation
 Revenue Bonds
 Series 2007A-1
  06-01-46                             6.71%     $2,200,000              $2,111,010
-----------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $2,199,780)                                                       $2,111,010
-----------------------------------------------------------------------------------

MONEY MARKET FUND (3.1%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 29,634,098(l)          $29,634,098
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $29,634,098)                                                     $29,634,098
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $928,614,393)(o)                                                $941,180,634
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At June 30, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $8,842,562.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the value of these securities amounted to $40,191,725 or 4.3% of net assets.

(e) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at June 30, 2007.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on June 30, 2007.

(i) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

AMBAC  -- Ambac Assurance Corporation
MBIA   -- MBIA Insurance Corporation

(j) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

TYPE OF SECURITY                                                     NOTIONAL AMOUNT
------------------------------------------------------------------------------------
PURCHASE CONTRACTS
Euro-Bobl, Sept. 2007, 5-year                                          $3,000,000
Euro-Bund, Sept. 2007, 10-year                                         16,000,000
Japanese Govt Bond, Sept. 2007, 10-year                                 1,000,000
U.S. Long Bond, Sept. 2007, 20-year                                    22,000,000
U.S. Treasury Note, Sept. 2007, 2-year                                 23,200,000
SALE CONTRACTS
U.S. Treasury Note, Sept. 2007, 5-year                                 10,600,000
U.S. Treasury Note, Sept. 2007, 10-year                                 3,300,000

(k) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(l)  Affiliated Money Market Fund - See Note 10 to the financial statements.

(m) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2007.

--------------------------------------------------------------------------------

 188 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Global Bond Fund

(n) At June 30, 2007, the Fund had unfunded senior loan commitments pursuant to the term of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                      UNFUNDED
BORROWER                                                             COMMITMENT
-------------------------------------------------------------------------------
Community Health                                                      $110,602
Fontainebleau Las Vegas                                                304,238
Univision Communications                                               100,952
-------------------------------------------------------------------------------
Total                                                                 $515,792
-------------------------------------------------------------------------------

(o) At June 30, 2007, the cost of securities for federal income tax purposes was approximately $928,614,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $25,805,000
Unrealized depreciation                                              (13,238,000)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $12,567,000
--------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  189

INVESTMENTS IN SECURITIES

RiverSource VP - Global Inflation Protected Securities Fund
JUNE 30, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

BONDS (97.4%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                     VALUE(A)
CANADA (2.8%)
Govt of Canada
 (Canadian Dollar)
  12-01-26                          4.25%        18,940,471(b,c)          $23,780,649
-------------------------------------------------------------------------------------

FRANCE (9.7%)
Govt of France
 (European Monetary Unit)
  07-25-12                          3.00         35,614,314(b,c)           49,584,242
  07-25-20                          2.25         24,051,595(b,c)           31,911,841
                                                                      ---------------
Total                                                                      81,496,083
-------------------------------------------------------------------------------------

GERMANY (4.6%)
Deutsche Bundesrepublik
 (European Monetary Unit)
  04-15-16                          1.50         30,433,644(b,c)           38,122,334
-------------------------------------------------------------------------------------

ITALY (7.0%)
Buoni Poliennali Del Tesoro
 (European Monetary Unit)
  09-15-10                          0.95         25,842,435(b,c)           33,302,882
  09-15-35                          2.35         19,501,124(b,c)           24,876,830
                                                                      ---------------
Total                                                                      58,179,712
-------------------------------------------------------------------------------------

JAPAN (3.4%)
Govt of Japan
 (Japanese Yen)
  06-20-08                          0.50        765,000,000(c)              6,194,771
  03-20-15                          1.30       2,874,000,000(c)            22,625,700
                                                                      ---------------
Total                                                                      28,820,471
-------------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                     VALUE(A)

SWEDEN (1.9%)
Govt of Sweden
 (Swedish Krone)
  12-01-28                          3.50%        76,710,000(c,d)          $15,748,110
-------------------------------------------------------------------------------------

UNITED KINGDOM (16.7%)
United Kingdom Gilt Inflation Linked
 (British Pound)
  07-26-16                          2.50          7,000,000(c,d)           35,291,185
  04-16-20                          2.50         11,610,000(c,d)           59,586,746
  07-22-30                          4.13         10,070,000(c,d)           45,257,096
                                                                      ---------------
Total                                                                     140,135,027
-------------------------------------------------------------------------------------

UNITED STATES (51.3%)
Federal Natl Mtge Assn
  02-16-12                          5.00         14,000,000                13,829,998
  05-18-12                          4.88          1,740,000                 1,707,810
U.S. Treasury Inflation-Indexed Bond
  01-15-08                          3.63         17,903,200(b)             17,918,312
  04-15-12                          2.00         72,082,188(b)             69,974,268
  07-15-12                          3.00         26,364,723(b)             26,881,387
  01-15-14                          2.00         54,507,863(b)             52,394,171
  07-15-14                          2.00         31,932,543(b)             30,659,462
  01-15-15                          1.63         33,844,022(b)             31,465,755

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                     VALUE(A)
UNITED STATES (CONT.)
  01-15-16                          2.00%       $36,051,918(b,e)          $34,236,836
  07-15-16                          2.50         14,899,995(b)             14,736,701
  01-15-17                          2.38         48,456,958(b)             47,320,045
  01-15-25                          2.38         35,757,653(b)             34,390,729
  04-15-28                          3.63         40,070,156(b)             46,432,093
  04-15-29                          3.88          5,931,718(b)              7,163,163
                                                                      ---------------
Total                                                                     429,110,730
-------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $819,772,917)                                                     $815,393,116
-------------------------------------------------------------------------------------

MONEY MARKET FUND (3.0%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 25,185,071(f)          $25,185,071
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $25,185,071)                                                     $25,185,071
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $844,957,988)(g)                                                $840,578,187
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) These inflation-indexed bonds are securities in which the principal amount disclosed represents the original face.

(e) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

TYPE OF SECURITY                                                     NOTIONAL AMOUNT
------------------------------------------------------------------------------------
SALE CONTRACTS
U.S. Treasury Note, Sept. 2007, 5-year                                 $15,700,000

(f)  Affiliated Money Market Fund - See Note 10 to the financial statements.

(g) At June 30, 2007, the cost of securities for federal income tax purposes was approximately $844,958,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                                $7,174,000
Unrealized depreciation                                               (11,554,000)
---------------------------------------------------------------------------------
Net unrealized depreciation                                           $(4,380,000)
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 190 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Global Inflation Protected Securities Fund

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  191

INVESTMENTS IN SECURITIES

RiverSource VP - Growth Fund
JUNE 30, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (96.5%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (2.1%)
Boeing                                              100,070              $9,622,731
Honeywell Intl                                       52,215               2,938,660
Lockheed Martin                                      17,314               1,629,767
                                                                    ---------------
Total                                                                    14,191,158
-----------------------------------------------------------------------------------

BEVERAGES (2.4%)
Anheuser-Busch Companies                             19,084                 995,421
Coca-Cola                                            67,209               3,515,703
PepsiCo                                             179,890              11,665,867
                                                                    ---------------
Total                                                                    16,176,991
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (4.5%)
Amgen                                               182,009(b)           10,063,278
Biogen Idec                                         100,160(b)            5,358,560
Genentech                                           190,528(b)           14,415,348
                                                                    ---------------
Total                                                                    29,837,186
-----------------------------------------------------------------------------------

CAPITAL MARKETS (1.6%)
Blackstone Group LP                                   4,555(b)              133,325
Fortress Investment Group LLC Cl A                   36,707(f)              874,361
Goldman Sachs Group                                   9,171               1,987,814
KKR Private Equity Investors LP Unit                294,984(d)            6,637,140
Oaktree Capital Group LLC Cl A Unit                  32,000(b,d,i)        1,312,000
                                                                    ---------------
Total                                                                    10,944,640
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (11.5%)
Alcatel-Lucent ADR                                  145,871(c)            2,042,194
Avaya                                               439,590(b)            7,402,696
Cisco Systems                                       592,457(b)           16,499,927
JDS Uniphase                                        263,015(b)            3,532,291
QUALCOMM                                            632,713              27,453,417
Telefonaktiebolaget LM Ericsson ADR                 360,707(c)           14,388,602
Tellabs                                             428,499(b)            4,610,649
                                                                    ---------------
Total                                                                    75,929,776
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.9%)
Apple                                                87,876(b)           10,724,388
Brocade Communications Systems                       23,511(b)              183,856
Dell                                                 56,880(b)            1,623,924
Hewlett-Packard                                     103,504               4,618,348
SanDisk                                              45,216(b)            2,212,871
                                                                    ---------------
Total                                                                    19,363,387
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.2%)
KBR                                                  49,704(b)            1,303,736
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

DIVERSIFIED TELECOMMUNICATION SERVICES (4.9%)
AT&T                                                219,440              $9,106,760
Chunghwa Telecom ADR                                 13,628(c)              257,024
COLT Telecom Group                                  213,750(b,c)            630,970
Deutsche Telekom                                    523,160(c)            9,693,131
Embarq                                               31,283               1,982,404
Indosat                                           1,674,697(c)            1,207,491
Qwest Communications Intl                           689,846(b)            6,691,506
Telefonica                                          151,525(c)            3,391,922
                                                                    ---------------
Total                                                                    32,961,208
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.1%)
CVS Caremark                                         17,999                 656,064
-----------------------------------------------------------------------------------

FOOD PRODUCTS (1.6%)
Dean Foods                                           42,209               1,345,201
Kellogg                                              25,174               1,303,761
Kraft Foods Cl A                                    220,163               7,760,746
                                                                    ---------------
Total                                                                    10,409,708
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.2%)
Boston Scientific                                   754,900(b)           11,580,166
Medtronic                                            63,964               3,317,173
                                                                    ---------------
Total                                                                    14,897,339
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.9%)
Cardinal Health                                     155,680              10,997,235
Humana                                               40,330(b)            2,456,500
McKesson                                            118,809               7,085,769
UnitedHealth Group                                  108,541               5,550,787
                                                                    ---------------
Total                                                                    26,090,291
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.6%)
Intl Game Technology                                 16,580                 658,226
Pinnacle Entertainment                              117,983(b)            3,321,221
                                                                    ---------------
Total                                                                     3,979,447
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (3.9%)
Harman Intl Inds                                    225,002              26,280,234
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (2.5%)
Colgate-Palmolive                                   116,298               7,541,925
Procter & Gamble                                    151,893               9,294,333
                                                                    ---------------
Total                                                                    16,836,258
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.7%)
General Electric                                    295,824              11,324,143
-----------------------------------------------------------------------------------

INSURANCE (2.8%)
ACE                                                  47,404(c)            2,963,698
AFLAC                                                39,761               2,043,715
American Intl Group                                 134,740               9,435,842
Hartford Financial Services Group                     7,682                 756,754
Prudential Financial                                 34,865               3,389,924
                                                                    ---------------
Total                                                                    18,589,933
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

INTERNET SOFTWARE & SERVICES (3.5%)
eBay                                                180,571(b)           $5,810,775
Google Cl A                                          28,769(b)           15,057,119
Yahoo!                                               92,877(b)            2,519,753
                                                                    ---------------
Total                                                                    23,387,647
-----------------------------------------------------------------------------------

IT SERVICES (0.1%)
HCL Technologies                                     46,430(c)              392,373
-----------------------------------------------------------------------------------

MACHINERY (0.2%)
Flowserve                                            21,817               1,562,097
-----------------------------------------------------------------------------------

MEDIA (11.2%)
Charter Communications Cl A                         525,715(b)            2,129,146
Comcast Cl A                                        187,258(b)            5,265,695
Idearc                                                3,376                 119,274
News Corp Cl A                                      145,898               3,094,497
Time Warner Cable Cl A                               17,855(b)              699,380
Virgin Media                                      2,023,447(e)           49,311,402
Vivendi                                              93,224(c)            4,026,064
WorldSpace Cl A                                      80,189(b,f)            387,313
XM Satellite Radio Holdings Cl A                    800,276(b,e)          9,419,249
                                                                    ---------------
Total                                                                    74,452,020
-----------------------------------------------------------------------------------

METALS & MINING (3.1%)
Barrick Gold                                         45,216(c)            1,314,429
Coeur d'Alene Mines                               1,104,070(b)            3,963,611
Goldcorp                                             38,040(c)              901,168
Harmony Gold Mining ADR                              45,603(b,c)            650,755
Lihir Gold                                        3,470,078(b,c)          8,825,800
Newmont Mining                                      117,367               4,584,355
Stillwater Mining                                    48,742(b)              536,649
                                                                    ---------------
Total                                                                    20,776,767
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (2.7%)
Chevron                                              28,019               2,360,321
Exxon Mobil                                         132,834              11,142,115
Kinder Morgan Management LLC                             --(b)                    1
Total                                                54,506(c)            4,445,284
                                                                    ---------------
Total                                                                    17,947,721
-----------------------------------------------------------------------------------

PHARMACEUTICALS (8.6%)
AstraZeneca                                         224,186(c)           12,078,546
Bristol-Myers Squibb                                119,958               3,785,874
Eli Lilly & Co                                       99,953               5,585,374
Johnson & Johnson                                    67,214               4,141,727
Merck & Co                                          279,627              13,925,424
Pfizer                                              416,288              10,644,484
Schering-Plough                                     154,397               4,699,845
Wyeth                                                38,952               2,233,508
                                                                    ---------------
Total                                                                    57,094,782
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 192 RIVERSOURCE GROWTH FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Growth Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

ROAD & RAIL (0.6%)
Hertz Global Holdings                               162,560(b)           $4,319,219
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.3%)
Atmel                                               725,872(b)            4,035,848
Broadcom Cl A                                        20,018(b)              585,527
Intel                                               364,033               8,649,424
LSI                                                 513,800(b)            3,858,638
Spansion Cl A                                       420,000(b)            4,662,000
United Microelectronics ADR                          44,861(c)              153,425
                                                                    ---------------
Total                                                                    21,944,862
-----------------------------------------------------------------------------------

SOFTWARE (2.4%)
Microsoft                                           378,964              11,168,069
Symantec                                            232,114(b)            4,688,703
                                                                    ---------------
Total                                                                    15,856,772
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.3%)
Office Depot                                          8,972(b)              271,852
TJX Companies                                        63,383               1,743,032
                                                                    ---------------
Total                                                                     2,014,884
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.2%)
Countrywide Financial                                44,482               1,616,921
-----------------------------------------------------------------------------------

TOBACCO (1.9%)
Altria Group                                        178,011              12,485,692
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

WIRELESS TELECOMMUNICATION SERVICES (8.9%)
ALLTEL                                               69,315              $4,682,228
Clearwire Cl A                                      108,851(b,f)          2,659,230
Hutchison Telecommunications Intl                 3,592,904(c)            4,631,855
Millicom Intl Cellular                               33,091(b,c)          3,032,459
Orascom Telecom Holding GDR                          23,290(c)            1,511,521
Sprint Nextel                                       430,570               8,917,105
Vivo Participacoes ADR                              323,855(c)            1,622,514
Vodafone Group                                    8,430,750(c)           28,408,195
Vodafone Group ADR                                  107,272(c)            3,607,557
                                                                    ---------------
Total                                                                    59,072,664
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $594,466,406)                                                   $642,695,920
-----------------------------------------------------------------------------------

OPTIONS PURCHASED (0.3%)
                                                                     EXERCISE           EXPIRATION
ISSUER                                          CONTRACTS             PRICE                DATE                   VALUE(A)
CALLS
QUALCOMM                                            215               $50.00            Jan. 2008                  $43,000
Virgin Media                                      2,036                27.50            Jan. 2008                  295,220
--------------------------------------------------------------------------------------------------------------------------

OPTIONS PURCHASED (CONTINUED)
                                                                     EXERCISE           EXPIRATION
ISSUER                                          CONTRACTS             PRICE                DATE                   VALUE(A)

PUTS
XM Satellite Radio Holdings Cl A                  4,632               $15.00            Jan. 2008               $1,713,840
--------------------------------------------------------------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(Cost: $1,734,792)                                                                                              $2,052,060
--------------------------------------------------------------------------------------------------------------------------

MONEY MARKET FUND (2.3%)(g)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 15,582,203(h)          $15,582,203
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $15,582,203)                                                     $15,582,203
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $611,783,401)(j)                                                $660,330,183
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2007, the value of foreign securities represented 16.5% of net assets.

(d)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at June 30, 2007, is as follows:

                                                                     ACQUISITION
SECURITY                                                                DATES                     COST
---------------------------------------------------------------------------------------------------------
KKR Private Equity Investors LP Unit                            05-01-06 thru 06-18-07         $6,629,405
Oaktree Capital Group LLC Cl A Unit*                                   05-21-07                 1,408,000

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(e) At June 30, 2007, securities valued at $15,765,543 were held to cover open call options written as follows (see Note 8 to the financial statements):

                                                                                  EXERCISE         EXPIRATION
ISSUER                                                          CONTRACTS          PRICE              DATE            VALUE(A)
------------------------------------------------------------------------------------------------------------------------------
Virgin Media                                                      1,995            $30.00          Jan. 2008          $144,638
XM Satellite Radio Holdings Cl A                                  4,632             20.00          Jan. 2008           104,220
------------------------------------------------------------------------------------------------------------------------------
Total value                                                                                                           $248,858
------------------------------------------------------------------------------------------------------------------------------

     At June 30, 2007, cash or short-term securities were designated to cover open put options written as follows (see Note 8 to the financial statements):

                                                                                  EXERCISE         EXPIRATION
ISSUER                                                          CONTRACTS          PRICE              DATE            VALUE(A)
------------------------------------------------------------------------------------------------------------------------------
XM Satellite Radio Holdings Cl A                                  4,632            $12.50          Jan. 2008          $891,660

(f) At June 30, 2007, security was partially or fully on loan. See Note 6 to the financial statements.

(g) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.4% of net assets. See Note 6 to the financial statements. Cash collateral received for open options contracts is invested in an affiliated money market fund and represents 0.1% of net assets. See Note 1 to the financial statements. 1.8% of net assets is the Fund's cash equivalent position.

(h)  Affiliated Money Market Fund - See Note 10 to the financial statements.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  193

RiverSource VP - Growth Fund

(i) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the value of these securities amounted to $1,312,000 or 0.2% of net assets.

(j) At June 30, 2007, the cost of securities for federal income tax purposes was approximately $611,783,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $65,526,000
Unrealized depreciation                                              (16,979,000)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $48,547,000
--------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.

--------------------------------------------------------------------------------

 194 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - High Yield Bond Fund
JUNE 30, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

BONDS (84.1%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                     VALUE(A)
AEROSPACE & DEFENSE (3.1%)
Alion Science and Technology
  02-01-15                            10.25%     $5,835,000                $6,024,638
Communications & Power Inds
  02-01-12                             8.00       6,955,000                 7,024,549
CPI Intl
 Sr Unsecured
  02-01-15                            11.15       4,200,000(k)              4,326,000
DRS Technologies
  11-01-13                             6.88       2,745,000                 2,662,650
  02-01-16                             6.63       3,185,000                 3,073,525
  02-01-18                             7.63       2,410,000                 2,434,100
L-3 Communications
  06-15-12                             7.63       4,425,000                 4,480,313
  07-15-13                             6.13       1,010,000                   954,450
L-3 Communications
 Series B
  10-15-15                             6.38       6,450,000                 6,095,250
                                                                      ---------------
Total                                                                      37,075,475
-------------------------------------------------------------------------------------

AUTOMOTIVE (1.3%)
Ford Motor Credit LLC
 Sr Nts
  08-10-11                             9.88       4,217,000                 4,429,705
GMAC
  04-15-16                             7.70       8,971,000                 8,343,031
Goodyear Tire & Rubber
 Sr Nts
  12-01-09                             9.13       3,465,000(d,k)            3,469,331
                                                                      ---------------
Total                                                                      16,242,067
-------------------------------------------------------------------------------------

BROKERAGE (0.5%)
LaBranche & Co
 Sr Nts
  05-15-12                            11.00       5,824,000                 6,173,440
-------------------------------------------------------------------------------------

BUILDING MATERIALS (1.2%)
Gibraltar Inds
 Series B
  12-01-15                             8.00       5,638,000                 5,638,000
Interline Brands
 Sr Sub Nts
  06-15-14                             8.13       1,931,000                 1,945,483
Norcraft Companies LP/Finance
  11-01-11                             9.00       2,616,000                 2,701,020
Norcraft Holdings LP/Capital
 Sr Disc Nts
 (Zero coupon through 09-01-08,
 thereafter 9.75%)
  09-01-12                             7.85       4,900,000(l)              4,483,500
                                                                      ---------------
Total                                                                      14,768,003
-------------------------------------------------------------------------------------

CHEMICALS (4.8%)
Chemtura
  06-01-16                             6.88       9,610,000                 9,081,450

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                     VALUE(A)
CHEMICALS (CONT.)
Georgia Gulf
  10-15-16                            10.75%     $5,519,000                $5,491,405
Georgia Gulf
 Sr Nts
  12-15-13                             7.13       5,063,000                 4,607,330
Hexion US Finance/Nova Scotia Finance
  11-15-14                             9.75       4,778,000                 4,945,230
INVISTA
  05-01-12                             9.25      12,097,000(d)             12,641,364
MacDermid
 Sr Sub Nts
  04-15-17                             9.50       4,280,000(d)              4,408,400
Momentive Performance Materials
 Sr Nts Pay-in-kind
  12-01-14                            10.13       3,800,000(d,h)            3,809,500
NALCO
 Sr Sub Nts
  11-15-13                             8.88       3,845,000                 3,989,188
NALCO
 Sr Unsecured
  11-15-11                             7.75       2,490,000                 2,508,675
NewMarket
  12-15-16                             7.13       3,785,000                 3,661,988
PQ
  02-15-13                             7.50       3,305,000                 3,503,300
                                                                      ---------------
Total                                                                      58,647,830
-------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (0.8%)
Chart Inds
 Sr Sub Nts
  10-15-15                             9.13       5,890,000                 6,243,400
United Rentals North America
 Sr Sub Nts
  02-15-14                             7.00       3,595,000                 3,505,125
                                                                      ---------------
Total                                                                       9,748,525
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (3.2%)
AAC Group Holding
 Sr Disc Nts
 (Zero coupon through 10-01-08,
 thereafter 10.25%)
  10-01-12                            10.28       4,225,000(l)              3,802,500
AAC Group Holding
 Sr Unsecured Pay-in-kind
  10-01-12                            14.75         815,341(h)                894,837
Jarden
  05-01-17                             7.50       8,865,000                 8,754,188
Sealy Mattress
  06-15-14                             8.25       5,838,000                 5,983,950
Visant Holding
 Sr Disc Nts
 (Zero coupon through 12-01-08,
 thereafter 10.25%)
  12-01-13                            10.14       3,350,000(l)              3,082,000

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                     VALUE(A)
CONSUMER PRODUCTS (CONT.)
Visant Holding
 Sr Nts
  12-01-13                             8.75%     $5,845,000                $6,078,800
Vitro
 Sr Unsecured
  02-01-17                             9.13       9,645,000(c,d)            9,862,012
                                                                      ---------------
Total                                                                      38,458,287
-------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.7%)
ALH Finance LLC
  01-15-13                             8.50       1,182,000                 1,173,135
Baldor Electric
  02-15-17                             8.63       3,040,000                 3,214,800
RBS Global & Rexnord
  08-01-14                             9.50       4,210,000                 4,315,250
                                                                      ---------------
Total                                                                       8,703,185
-------------------------------------------------------------------------------------

ELECTRIC (3.9%)
Dynegy Holdings
 Sr Unsecured
  05-01-16                             8.38       5,550,000                 5,425,125
  05-15-18                             7.13       4,885,000                 4,347,650
Edison Mission Energy
 Sr Nts
  05-15-17                             7.00       4,890,000(d)              4,608,825
Edison Mission Energy
 Sr Unsecured
  06-15-16                             7.75       3,828,000                 3,808,860
Midwest Generation LLC
 Pass-Through Ctfs Series B
  01-02-16                             8.56       3,966,136                 4,228,892
Mirant Americas Generation LLC
 Sr Unsecured
  05-01-11                             8.30       4,315,000                 4,455,238
Mirant North America LLC
  12-31-13                             7.38       5,390,000                 5,511,275
NRG Energy
  02-01-14                             7.25       3,589,000                 3,597,973
  01-15-17                             7.38       6,555,000                 6,579,580
Reliant Energy
  12-15-14                             6.75         975,000                   998,156
Reliant Energy
 Sr Nts
  06-15-17                             7.88       4,430,000                 4,313,713
                                                                      ---------------
Total                                                                      47,875,287
-------------------------------------------------------------------------------------

ENTERTAINMENT (0.7%)
AMC Entertainment
  02-01-16                            11.00       5,575,000                 6,160,375
United Artists Theatre Circuit
 Pass-Through Ctfs Series AU4
  07-01-15                             9.30       1,903,273(j)              1,979,404

                                                                             See
accompanying notes to investments in securities.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  195

RiverSource VP - High Yield Bond Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                     VALUE(A)
ENTERTAINMENT (CONT.)
United Artists Theatre Circuit
Pass-Through Ctfs Series AV2
  07-01-15                             9.30%       $620,743(j)               $645,572
                                                                      ---------------
Total                                                                       8,785,351
-------------------------------------------------------------------------------------

ENVIRONMENTAL (0.9%)
Allied Waste North America
 Series B
  04-15-14                             7.38         595,000                   587,563
  05-15-16                             7.13       2,625,000                 2,565,938
Clean Harbors
  07-15-12                            11.25       3,872,000                 4,275,806
WCA Waste
  06-15-14                             9.25       3,410,000                 3,546,400
                                                                      ---------------
Total                                                                      10,975,707
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (4.1%)
Aramark
 Sr Nts
  02-01-15                             8.50       3,650,000(d)              3,704,750
  02-01-15                             8.86       1,700,000(d,k)            1,729,750
ASG Consolidated LLC/Finance
 Sr Disc Nts
 (Zero coupon through 11-01-08,
 thereafter 11.50%)
  11-01-11                            10.97      11,850,000(l)             11,020,500
Constellation Brands
  09-01-16                             7.25       3,860,000                 3,763,500
Constellation Brands
 Sr Nts
  05-15-17                             7.25       3,975,000(d)              3,895,500
Cott Beverages USA
  12-15-11                             8.00      10,946,000                11,055,459
Del Monte
  02-15-15                             6.75         635,000                   604,838
Pinnacle Foods Finance LLC
 Sr Sub Nts
  04-01-17                            10.63       9,255,000(d)              9,046,763
Smithfield Foods
 Sr Unsecured
  07-01-17                             7.75       4,485,000                 4,485,000
                                                                      ---------------
Total                                                                      49,306,060
-------------------------------------------------------------------------------------

GAMING (5.6%)
Boyd Gaming
 Sr Sub Nts
  02-01-16                             7.13         814,000                   789,580
Buffalo Thunder Development Authority
 Secured
  12-15-14                             9.38       4,880,000(d)              4,880,000
Circus & Eldorado Jt Venture/Silver Legacy Capital
 1st Mtge
  03-01-12                            10.13       3,970,000                 4,153,613
Fontainebleau Las Vegas Holdings LLC/Capital
  06-15-15                            10.25       8,630,000(d)              8,500,549
Harrah's Operating
  06-01-16                             6.50       5,086,000                 4,246,810
  10-01-17                             5.75       4,250,000                 3,400,000

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                     VALUE(A)
GAMING (CONT.)
Majestic Star Casino LLC/Capital
  10-15-10                             9.50%     $6,405,000                $6,661,200
MGM Mirage
  06-01-16                             7.50       6,100,000                 5,787,375
Pokagon Gaming Authority
 Sr Nts
  06-15-14                            10.38       6,300,000(d)              6,945,750
Shingle Springs Tribal Gaming Authority
 Sr Nts
  06-15-15                             9.38       5,660,000(d)              5,695,375
Station Casinos
 Sr Sub Nts
  03-01-16                             6.88       2,203,000                 1,944,148
  03-15-18                             6.63       1,155,000                   993,300
Tunica-Biloxi Gaming Authority
 Sr Unsecured
  11-15-15                             9.00       7,450,000(d)              7,822,500
Wheeling Island Gaming
  12-15-09                            10.13         560,000                   567,000
Wynn Las Vegas LLC/Capital
 1st Mtge
  12-01-14                             6.63       6,390,000                 6,158,363
                                                                      ---------------
Total                                                                      68,545,563
-------------------------------------------------------------------------------------

GAS PIPELINES (1.9%)
Southern Star Central
 Sr Nts
  03-01-16                             6.75       4,260,000                 4,196,100
Williams Companies
 Sr Nts
  07-15-19                             7.63      14,735,000                15,545,425
Williams Partners LP/Finance
  02-01-17                             7.25       3,515,000                 3,532,575
                                                                      ---------------
Total                                                                      23,274,100
-------------------------------------------------------------------------------------

HEALTH CARE (10.0%)
Community Health Systems
 Sr Nts
  07-15-15                             8.88      13,120,000(d,f)           13,300,399
Community Health Systems
 Sr Unsecured
  12-15-12                             6.50       7,295,000                 7,613,930
DaVita
  03-15-13                             6.63       5,829,000                 5,690,561
  03-15-15                             7.25       9,935,000                 9,810,813
HCA
 Secured
  11-15-16                             9.25       9,540,000(d)             10,124,325
HCA
 Sr Unsecured
  02-15-16                             6.50       8,100,000                 6,864,750
IASIS Healthcare LLC/Capital
 Bank Guaranteed
  06-15-14                             8.75       4,926,000                 4,926,000
MedCath Holdings
  07-15-12                             9.88      10,033,000                10,760,392

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                     VALUE(A)
HEALTH CARE (CONT.)
NMH Holdings
 Sr Unsecured Pay-in-kind
  06-15-14                            12.49%     $3,330,000(d,f,h)         $3,280,050
Omnicare
  12-15-13                             6.75       5,530,000                 5,281,150
  12-15-15                             6.88       5,003,000                 4,752,850
Omnicare
 Sr Sub Nts
  06-01-13                             6.13       4,995,000                 4,651,594
Select Medical
  02-01-15                             7.63       1,801,000                 1,611,895
Select Medical
 Sr Unsecured
  09-15-15                            11.08      13,479,000(k)             12,569,167
Triad Hospitals
 Sr Nts
  05-15-12                             7.00       7,970,000                 8,328,626
Triad Hospitals
 Sr Sub Nts
  11-15-13                             7.00       2,830,000                 2,974,893
United Surgical Partners Intl
 Sr Sub Nts Pay-in-kind
  05-01-17                             9.25       1,465,000(d,h)            1,468,663
Vanguard Health Holding I LLC
 Sr Disc Nts
 (Zero coupon through 10-01-09,
 thereafter 11.25%)
  10-01-15                             9.11       2,830,000(l)              2,306,450
Vanguard Health Holding II LLC
 Sr Sub Nts
  10-01-14                             9.00       4,168,000                 4,126,320
                                                                      ---------------
Total                                                                     120,442,828
-------------------------------------------------------------------------------------

HOME CONSTRUCTION (1.0%)
K Hovnanian Enterprises
  05-15-16                             7.50       5,985,000                 5,446,350
Standard Pacific
 Sr Sub Nts
  04-15-12                             9.25         500,000                   472,500
William Lyon Homes
  02-15-14                             7.50       7,960,000                 6,686,400
                                                                      ---------------
Total                                                                      12,605,250
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (4.7%)
Chaparral Energy
  12-01-15                             8.50       1,284,000                 1,255,110
Chaparral Energy
 Sr Nts
  02-01-17                             8.88       7,600,000(d)              7,504,999
Chesapeake Energy
  08-15-14                             7.00       4,643,000                 4,608,178
  01-15-16                             6.63       4,314,000                 4,152,225
  01-15-18                             6.25       1,545,000                 1,442,644
Compton Petroleum Finance
  12-01-13                             7.63       5,993,000(c)              5,918,088
Denbury Resources
 Sr Sub Nts
  12-15-15                             7.50       4,095,000                 4,095,000

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 196 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - High Yield Bond Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                     VALUE(A)
INDEPENDENT ENERGY (CONT.)
EXCO Resources
Secured
  01-15-11                             7.25%     $8,423,000                $8,380,884
Forest Oil
 Sr Nts
  06-15-19                             7.25       4,735,000(d)              4,592,950
Hilcorp Energy I LP/Finance
 Sr Unsecured
  11-01-15                             7.75       4,490,000(d)              4,355,300
KCS Energy
  04-01-12                             7.13       4,380,000                 4,325,250
PetroHawk Energy
  07-15-13                             9.13       3,935,000                 4,161,263
Range Resources
  05-15-16                             7.50       1,970,000                 1,994,625
                                                                      ---------------
Total                                                                      56,786,516
-------------------------------------------------------------------------------------

MEDIA CABLE (4.9%)
CCH II LLC/Capital
  10-01-13                            10.25       2,800,000                 2,996,000
CCO Holdings LLC/Capital
 Sr Nts
  11-15-13                             8.75       3,560,000                 3,622,300
Charter Communications Holdings II LLC/Capital
 Sr Unsecured Series B
  09-15-10                            10.25       5,775,000                 6,027,656
CSC Holdings
 Sr Unsecured
  04-15-12                             6.75       3,095,000                 2,940,250
DIRECTV Holdings LLC/Finance
  06-15-15                             6.38       7,480,000                 7,031,200
EchoStar DBS
  10-01-14                             6.63       2,140,000                 2,043,700
  02-01-16                             7.13       8,300,000                 8,113,250
Quebecor Media
 Sr Nts
  03-15-16                             7.75       4,630,000(c)              4,699,450
Univision Communications
 Sr Nts Pay-in-kind
  03-15-15                             9.75       7,902,000(d,h)            7,882,245
Videotron Ltee
  01-15-14                             6.88       9,070,000(c)              8,888,600
Virgin Media Finance
  04-15-14                             8.75       3,550,000(c)              3,656,500
  08-15-16                             9.13       1,610,000(c)              1,686,475
                                                                      ---------------
Total                                                                      59,587,626
-------------------------------------------------------------------------------------

MEDIA NON CABLE (7.2%)
Clear Channel Communications
 Sr Unsub
  12-15-16                             5.50       9,505,000                 7,831,739
Idearc
  11-15-16                             8.00       7,545,000                 7,620,450
Intelsat Bermuda
  06-15-16                             9.25       2,250,000(c)              2,390,625
Intelsat Bermuda
 Sr Unsecured
  06-15-13                            11.41       3,460,000(c,k)            3,667,600

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                     VALUE(A)
MEDIA NON CABLE (CONT.)
Lamar Media
  01-01-13                             7.25%     $2,882,000                $2,874,795
Lamar Media
 Series B
  08-15-15                             6.63       3,650,000                 3,458,375
Lamar Media
 Sr Unsecured
  08-15-15                             6.63       3,803,000                 3,603,343
Liberty Media LLC
 Sr Unsecured
  02-01-30                             8.25       7,425,000                 7,200,884
Liberty Media
 Sr Nts
  05-15-13                             5.70       8,824,000                 8,293,809
Nielsen Finance LLC
 Sr Nts
  08-01-14                            10.00       3,466,000(d)              3,665,295
Radio One
  02-15-13                             6.38       6,833,000                 6,423,020
Rainbow Natl Services LLC
 Sr Nts
  09-01-12                             8.75       7,950,000(d)              8,267,999
Rainbow Natl Services LLC
 Sr Sub Deb
  09-01-14                            10.38       3,775,000(d)              4,143,063
RH Donnelley
 Sr Disc Nts Series A-1
  01-15-13                             6.88       1,370,000                 1,298,075
RH Donnelley
 Sr Disc Nts Series A-2
  01-15-13                             6.88       5,909,000                 5,598,778
RH Donnelley
 Sr Unsecured
  01-15-13                             6.88       7,605,000                 7,205,738
Sun Media
  02-15-13                             7.63       3,596,000(c)              3,613,980
                                                                      ---------------
Total                                                                      87,157,568
-------------------------------------------------------------------------------------

METALS (0.7%)
Freeport-McMoRan Copper & Gold
 Sr Unsecured
  04-01-15                             8.25       5,630,000                 5,939,650
Noranda Aluminium Acquisition
 Sr Unsecured Pay-in-kind
  05-15-15                             9.36       3,205,000(d,h,k)          3,092,825
                                                                      ---------------
Total                                                                       9,032,475
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (1.4%)
Bristow Group
 Sr Nts
  09-15-17                             7.50       3,510,000(d)              3,518,775
Cimarex Energy
  05-01-17                             7.13       1,575,000                 1,535,625
OPTI Canada
  12-15-14                             8.25       3,464,000(c,d)            3,515,960
OPTI Canada
 Secured
  12-15-14                             7.88       3,005,000(c,d,f)          3,012,513

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                     VALUE(A)
OIL FIELD SERVICES (CONT.)
Quicksilver Resources
  04-01-16                             7.13%     $5,965,000                $5,756,225
                                                                      ---------------
Total                                                                      17,339,098
-------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (1.6%)
Cardtronics
  08-15-13                             9.25       9,795,000                 9,892,950
Triad Acquisition
 Sr Unsecured
 Series B
  05-01-13                            11.13       9,380,000                 8,957,900
                                                                      ---------------
Total                                                                      18,850,850
-------------------------------------------------------------------------------------

OTHER INDUSTRY (0.2%)
Rental Service
  12-01-14                             9.50       2,970,000(d)              3,029,400
-------------------------------------------------------------------------------------

PACKAGING (1.2%)
Crown Americas LLC/Capital
  11-15-15                             7.75       8,253,000                 8,294,265
Owens-Brockway Glass Container
  05-15-13                             8.25       6,060,000                 6,272,100
                                                                      ---------------
Total                                                                      14,566,365
-------------------------------------------------------------------------------------

PAPER (4.1%)
Abitibi-Consolidated Co of Canada
  04-01-15                             8.38       3,795,000(c)              3,320,625
Boise Cascade LLC
  10-15-14                             7.13       6,090,000                 5,785,500
Cascades
 Sr Nts
  02-15-13                             7.25       3,670,000(c)              3,569,075
Georgia-Pacific
  06-15-15                             7.70       3,908,000                 3,868,920
  01-15-17                             7.13      10,905,000(d)             10,468,800
Jefferson Smurfit US
  06-01-13                             7.50       5,840,000                 5,664,800
NewPage
  05-01-12                            10.00       6,280,000                 6,782,400
Norampac
  06-01-13                             6.75       4,270,000(c)              4,072,513
Smurfit-Stone Container Enterprises
 Sr Unsecured
  03-15-17                             8.00       6,205,000                 6,018,850
                                                                      ---------------
Total                                                                      49,551,483
-------------------------------------------------------------------------------------

PHARMACEUTICALS (0.6%)
Warner Chilcott
  02-01-15                             8.75       6,969,000                 7,160,648
-------------------------------------------------------------------------------------

RAILROADS (0.3%)
Kansas City Southern de Mexico
 Sr Nts
  06-01-14                             7.38       3,380,000(c,d)            3,401,125
-------------------------------------------------------------------------------------

REITS (0.9%)
Realogy
 Sr Sub Nts
  04-15-15                            12.38      12,145,000(d)             11,082,313
-------------------------------------------------------------------------------------

                                                                             See
accompanying notes to investments in securities.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  197

RiverSource VP - High Yield Bond Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                     VALUE(A)

RETAILERS (2.2%)
AutoNation
  04-15-14                             7.00%     $2,845,000                $2,809,438
Claire's Stores
 Sr Nts Pay-in-kind
  06-01-15                             9.63       2,710,000(d,h)            2,506,750
Claire's Stores
 Sr Sub Nts
  06-01-17                            10.50       9,400,000(d)              8,577,499
Michaels Stores
 Sr Sub Nts
  11-01-16                            11.38       4,370,000(d)              4,566,650
Toys "R" Us
  10-15-18                             7.38       4,345,000                 3,660,663
Toys "R" Us
 Sr Unsecured
  04-15-13                             7.88       4,817,000                 4,335,300
                                                                      ---------------
Total                                                                      26,456,300
-------------------------------------------------------------------------------------

TECHNOLOGY (2.0%)
Freescale Semiconductor
 Sr Nts Pay-in-kind
  12-15-14                             9.13       6,208,000(d,h)            5,835,520
Freescale Semiconductor
 Sr Sub Nts
  12-15-16                            10.13       2,587,000(d)              2,431,780
NXP Funding LLC
 Secured
  10-15-13                             8.11       3,727,000(c,k)            3,731,659
SS&C Technologies
  12-01-13                            11.75       3,765,000                 4,216,800
West Corp
  10-15-16                            11.00       7,945,000(n)              8,302,525
                                                                      ---------------
Total                                                                      24,518,284
-------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (1.2%)
Avis Budget Car Rental LLC/Finance
  05-15-14                             7.63       4,050,000                 4,090,500
  05-15-16                             7.75       4,875,000                 4,972,500
Hertz
  01-01-16                            10.50       2,694,000                 2,976,870
Quality Distribution LLC/Capital
  01-15-12                             9.86       2,651,000(k)              2,677,510
                                                                      ---------------
Total                                                                      14,717,380
-------------------------------------------------------------------------------------

WIRELESS (3.2%)
American Tower
 Sr Nts
  10-15-12                             7.13       8,815,000                 9,013,337
Centennial Communications
 Sr Nts
  01-01-13                            10.00       4,700,000                 5,040,750
Centennial Communications/Cellular Operating
 LLC/Puerto
 Rico Operations
 Sr Unsecured
  02-01-14                             8.13       2,590,000                 2,648,275
Cricket Communications
  11-01-14                             9.38       4,775,000                 4,930,188

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                     VALUE(A)
WIRELESS (CONT.)
MetroPCS Wireless
 Sr Nts
  11-01-14                             9.25%     $7,185,000(d)             $7,418,513
Nextel Communications
 Series D
  08-01-15                             7.38       9,495,000                 9,490,926
                                                                      ---------------
Total                                                                      38,541,989
-------------------------------------------------------------------------------------

WIRELINES (3.9%)
Embarq
 Sr Unsecured
  06-01-16                             7.08       6,639,000                 6,676,192
GCI
 Sr Unsecured
  02-15-14                             7.25       7,454,000                 7,044,030
Level 3 Financing
  03-15-13                            12.25       3,135,000                 3,597,413
  11-01-14                             9.25       5,090,000                 5,140,900
Level 3 Financing
 Sr Nts
  02-15-17                             8.75         555,000(d)                548,756
Qwest
 Sr Nts
  06-15-15                             7.63       7,015,000                 7,242,988
Windstream
  08-01-16                             8.63      12,256,000                12,960,719
  03-15-19                             7.00       4,725,000                 4,512,375
                                                                      ---------------
Total                                                                      47,723,373
-------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $1,019,546,623)                                                 $1,021,129,751
-------------------------------------------------------------------------------------

MUNICIPAL BONDS (1.0%)
NAME OF
ISSUER AND
TITLE OF                           COUPON       PRINCIPAL
ISSUE                               RATE          AMOUNT                     VALUE(A)
TOBACCO
Tobacco Settlement Financing Corporation
 Revenue Bonds
 Series 2007A-1
  06-01-46                             6.71%    $12,370,000               $11,869,634
-------------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $12,368,763)                                                       $11,869,634
-------------------------------------------------------------------------------------

SENIOR LOANS (10.0%)(i)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                     VALUE(A)
AUTOMOTIVE (0.7%)
Ford Motor
 Tranche B Term Loan
  12-15-13                             8.36%     $8,976,758                $9,016,076
-------------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                     VALUE(A)

CHEMICALS (0.5%)
Celanese
 Tranche B Term Loan
  04-06-11                             7.10%       $760,000(c,f)             $760,593
  04-06-11                             7.10       4,945,000(c)              4,948,857
                                                                      ---------------
Total                                                                       5,709,450
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (0.3%)
Spectrum Brands
 Letter of Credit
  04-04-13                             5.17         147,227                   148,331
Spectrum Brands
 Tranche B1 Term Loan
  03-30-13                        9.32-9.36       2,978,402                 2,994,546
Spectrum Brands
 Tranche B2 Term Loan
  04-04-13                             9.32         530,017                   532,667
                                                                      ---------------
Total                                                                       3,675,544
-------------------------------------------------------------------------------------

ENTERTAINMENT (0.3%)
Marquee Holdings
 Term Loan
  06-13-12                            10.36       3,375,000                 3,273,750
-------------------------------------------------------------------------------------

ENVIRONMENTAL (0.3%)
Allied Waste Inds North America
 Term Loan
  03-28-14                        7.06-7.15       3,252,401                 3,265,411
-------------------------------------------------------------------------------------

GAMING (1.1%)
Fontainebleau Las Vegas
 Delayed Draw Term Loan
  06-05-14                             2.00       2,563,000(f,o)            2,559,796
Fontainebleau Las Vegas
 Term Loan
  06-05-14                             8.61       5,126,000(f)              5,140,968
Great Lakes Gaming of Michigan
 Term Loan
  09-15-12                             9.00       6,075,000(j)              5,953,500
                                                                      ---------------
Total                                                                      13,654,264
-------------------------------------------------------------------------------------

HEALTH CARE (1.5%)
HCA
 Tranche B Term Loan
  01-21-13                        7.60-7.61       7,561,050                 7,603,014
IASIS Healthcare LLC
 Term Loan
  06-22-11                            10.61      11,370,000                11,540,549
                                                                      ---------------
Total                                                                      19,143,563
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.5%)
Sandridge Energy
 Term Loan
  04-01-15                             8.63       5,850,000                 5,967,000
-------------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 198 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - High Yield Bond Fund

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                     VALUE(A)

MEDIA CABLE (0.9%)
Charter Communications
 Tranche B Term Loan
  03-06-14                        7.32-7.33%     $3,920,000(f)             $3,884,485
  03-06-14                        7.32-7.33       6,660,000                 6,599,660
                                                                      ---------------
Total                                                                      10,484,145
-------------------------------------------------------------------------------------

MEDIA NON CABLE (1.2%)
Intelsat Bermuda
 Term Loan
  02-01-14                             7.86       1,995,000(c)              1,998,990
VNU
 Tranche B Term Loan
  08-09-13                             7.61      12,258,250(c)             12,313,167
                                                                      ---------------
Total                                                                      14,312,157
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (0.4%)
Dresser
 2nd Lien Term Loan
  05-04-15                            11.11       5,125,000                 5,166,666
-------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.6%)
ACE Cash Express
 Tranche B Term Loan
  10-05-13                        8.32-8.39       7,473,157                 7,473,157
-------------------------------------------------------------------------------------

RETAILERS (0.2%)
Michaels Stores
 Term Loan
  10-31-13                             7.63       1,865,000                 1,846,350
-------------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                     VALUE(A)

WIRELESS (0.3%)
Trilogy Intl Partners
 Term Loan
  06-29-12                             8.86%     $3,185,000(f)             $3,192,963
-------------------------------------------------------------------------------------

WIRELINES (1.2%)
Level 3 Communications
 Tranche B Term Loan
  03-13-14                             7.61       5,930,000                 5,935,574
Qwest
 Tranche B Term Loan
  06-30-10                             6.95       8,955,000                 9,115,474
                                                                      ---------------
Total                                                                      15,051,048
-------------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $120,581,542)                                                     $121,231,544
-------------------------------------------------------------------------------------

COMMON STOCKS (--%)
ISSUER                                            SHARES                   VALUE(A)
OIL, GAS & CONSUMABLE FUELS (--%)
Link Energy LLC Unit                                494,265(b)              $12,356
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (--%)
Crown Paper Escrow                                4,785,000(b)                    5
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $3,913,363)                                                          $12,361
-----------------------------------------------------------------------------------

OTHER (0.1%)
ISSUER                                            SHARES                   VALUE(A)
Varde Fund V LP                                   5,000,000(b,e,j)         $666,700
-----------------------------------------------------------------------------------

TOTAL OTHER
(Cost: $--)                                                                $666,700
-----------------------------------------------------------------------------------

MONEY MARKET FUND (5.5%)(m)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 67,045,789(g)          $67,045,789
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $67,045,789)                                                     $67,045,789
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,223,456,080)(p)                                            $1,221,955,779
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At June 30, 2007, the value of foreign securities represented 7.3% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the value of these securities amounted to $232,612,836 or 19.1% of net assets.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(f) At June 30, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $34,884,165.

(g)  Affiliated Money Market Fund - See Note 10 to the financial statements.

(h) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(i) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  199

RiverSource VP - High Yield Bond Fund

(j)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at June 30, 2007, is as follows:

                                                                          ACQUISITION
SECURITY                                                                     DATES                     COST
--------------------------------------------------------------------------------------------------------------
Great Lakes Gaming of Michigan
  9.00% Term Loan 2012                                                      03-01-07                $5,960,682
United Artists Theatre Circuit
  9.30% Pass-Through Ctfs Series AU4 2015                            08-15-96 thru 04-09-02          1,604,184
United Artists Theatre Circuit
  9.30% Pass-Through Ctfs Series AV2 2015                            12-11-01 thru 08-28-02            497,234
Varde Fund V LP                                                      04-27-00 thru 06-19-00                 --*

     * The original cost for this position in fiscal year 2004 was $25,000,000. From Sept. 29, 2004 through March 7, 2005, $25,000,000 was returned to the fund in the form of return of capital.

(k) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on June 30, 2007.

(l) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(m) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.4% of net assets. See Note 6 to the financial statements. 5.1% of net assets is the Fund's cash equivalent position.

(n) At June 30, 2007, security was partially or fully on loan. See Note 6 to the financial statements.

(o) At June 30, 2007, the Fund had unfunded senior loan commitments pursuant to the term of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                      UNFUNDED
BORROWER                                                             COMMITMENT
-------------------------------------------------------------------------------
Fontainebleau Las Vegas                                              $2,589,593

(p) At June 30, 2007, the cost of securities for federal income tax purposes was approximately $1,223,456,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $17,462,000
Unrealized depreciation                                              (18,962,000)
--------------------------------------------------------------------------------
Net unrealized depreciation                                          $(1,500,000)
--------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.

--------------------------------------------------------------------------------

 200 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - Income Opportunities Fund
JUNE 30, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

BONDS (85.5%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                     VALUE(A)
AEROSPACE & DEFENSE (3.1%)
Alion Science and Technology
  02-01-15                            10.25%     $4,650,000                $4,801,125
Communications & Power Inds
  02-01-12                             8.00       3,685,000                 3,721,850
CPI Intl
 Sr Unsecured
  02-01-15                            11.15         200,000(f)                206,000
DRS Technologies
  11-01-13                             6.88       2,575,000                 2,497,750
  02-01-16                             6.63       1,585,000                 1,529,525
  02-01-18                             7.63       1,705,000                 1,722,050
L-3 Communications
  06-15-12                             7.63       1,650,000                 1,670,625
  07-15-13                             6.13          80,000                    75,600
  01-15-15                             5.88         225,000                   208,688
L-3 Communications
 Series B
  10-15-15                             6.38       1,785,000                 1,686,825
TransDigm
  07-15-14                             7.75       1,260,000                 1,272,600
                                                                      ---------------
Total                                                                      19,392,638
-------------------------------------------------------------------------------------

AUTOMOTIVE (3.4%)
Ford Motor Credit LLC
 Sr Nts
  08-10-11                             9.88       5,292,000                 5,558,928
Ford Motor Credit LLC
 Sr Unsecured
  01-13-12                             8.11       1,995,000(f)              1,990,386
GMAC
  04-15-16                             7.70       7,220,000                 6,714,600
GMAC LLC
  09-15-11                             6.88       4,805,000                 4,726,457
  11-01-31                             8.00       1,355,000                 1,383,794
Goodyear Tire & Rubber
 Sr Nts
  12-01-09                             9.13       1,015,000(d,f)            1,016,269
                                                                      ---------------
Total                                                                      21,390,434
-------------------------------------------------------------------------------------

BROKERAGE (0.5%)
LaBranche & Co
 Sr Nts
  05-15-12                            11.00       2,952,000                 3,129,120
-------------------------------------------------------------------------------------

BUILDING MATERIALS (0.5%)
Gibraltar Inds
 Series B
  12-01-15                             8.00       1,030,000                 1,030,000
Interline Brands
 Sr Sub Nts
  06-15-14                             8.13         375,000                   377,813
Norcraft Companies LP/Finance
  11-01-11                             9.00       1,676,000                 1,730,470

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                     VALUE(A)
BUILDING MATERIALS (CONT.)
Norcraft Holdings LP/Capital
 Sr Disc Nts
 (Zero coupon through 09-01-08,
 thereafter 9.75%)
  09-01-12                             8.89%       $280,000(e)               $256,200
                                                                      ---------------
Total                                                                       3,394,483
-------------------------------------------------------------------------------------

CHEMICALS (3.1%)
Chemtura
  06-01-16                             6.88       3,021,000                 2,854,845
Georgia Gulf
  10-15-14                             9.50       1,375,000                 1,368,125
Hexion US Finance/Nova Scotia Finance
  11-15-14                             9.75       1,784,000                 1,846,440
INVISTA
  05-01-12                             9.25       2,530,000(d)              2,643,850
Lyondell Chemical
  06-15-17                             6.88       2,150,000                 2,074,750
Momentive Performance Materials
 Sr Nts Pay-in-kind
  12-01-14                            10.13       1,425,000(d,g)            1,428,563
NALCO
 Sr Unsecured
  11-15-11                             7.75       2,175,000                 2,191,313
NewMarket
  12-15-16                             7.13       3,010,000                 2,912,174
PQ
  02-15-13                             7.50       1,747,000                 1,851,820
                                                                      ---------------
Total                                                                      19,171,880
-------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (1.2%)
Chart Inds
 Sr Sub Nts
  10-15-15                             9.13       3,970,000                 4,208,200
United Rentals North America
  02-15-12                             6.50       3,400,000                 3,340,500
                                                                      ---------------
Total                                                                       7,548,700
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (2.9%)
American Achievement
 Sr Sub Nts
  04-01-12                             8.25         595,000                   599,463
Chattem
 Sr Sub Nts
  03-01-14                             7.00       2,600,000                 2,593,500
Jarden
  05-01-17                             7.50       4,400,000                 4,344,999
Sealy Mattress
  06-15-14                             8.25       2,879,000                 2,950,975
Visant
  10-01-12                             7.63       2,315,000                 2,303,425
Visant Holding
 Sr Nts
  12-01-13                             8.75       1,000,000                 1,040,000

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                     VALUE(A)
CONSUMER PRODUCTS (CONT.)
Vitro
 Sr Unsecured
  02-01-17                             9.13%     $4,205,000(c,d)           $4,299,613
                                                                      ---------------
Total                                                                      18,131,975
-------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.6%)
ALH Finance LLC
  01-15-13                             8.50          29,000                    28,783
Baldor Electric
  02-15-17                             8.63       3,728,000                 3,942,360
                                                                      ---------------
Total                                                                       3,971,143
-------------------------------------------------------------------------------------

ELECTRIC (5.7%)
Dynegy Holdings
 Sr Unsecured
  05-01-16                             8.38       2,300,000                 2,248,250
  05-15-18                             7.13       1,325,000                 1,179,250
Edison Mission Energy
 Sr Nts
  05-15-17                             7.00       3,605,000(d)              3,397,712
Edison Mission Energy
 Sr Unsecured
  06-15-13                             7.50       3,510,000                 3,474,899
  06-15-16                             7.75         600,000                   597,000
IPALCO Enterprises
 Secured
  11-14-08                             8.38          65,000                    66,300
  11-14-11                             8.63       1,540,000                 1,647,800
Midwest Generation LLC
 Pass-Through Ctfs Series B
  01-02-16                             8.56         329,746                   351,592
Mirant Americas Generation LLC
 Sr Unsecured
  05-01-11                             8.30       3,325,000                 3,433,062
  10-01-21                             8.50         445,000                   465,025
  05-01-31                             9.13         405,000                   443,475
Mirant North America LLC
  12-31-13                             7.38       2,765,000                 2,827,213
Nevada Power
  04-15-12                             6.50         550,000                   560,072
Nevada Power
 Series N
  04-01-36                             6.65       3,100,000                 3,110,276
NRG Energy
  02-01-14                             7.25       1,050,000                 1,052,625
  02-01-16                             7.38         245,000                   245,613
  01-15-17                             7.38       3,010,000                 3,021,288
Reliant Energy
  12-15-14                             6.75       1,355,000                 1,387,181
Reliant Energy
 Sr Nts
  06-15-14                             7.63       1,425,000                 1,389,375
  06-15-17                             7.88       2,030,000                 1,976,713

                                                                             See
accompanying notes to investments in securities.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  201

RiverSource VP - Income Opportunities Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                     VALUE(A)
ELECTRIC (CONT.)
Sierra Pacific Power
Series P
  07-01-37                             6.75%     $2,600,000                $2,619,500
                                                                      ---------------
Total                                                                      35,494,221
-------------------------------------------------------------------------------------

ENVIRONMENTAL (1.2%)
Allied Waste North America
 Series B
  04-15-14                             7.38       4,546,000                 4,489,174
  05-15-16                             7.13         775,000                   757,563
Clean Harbors
  07-15-12                            11.25         120,000                   132,515
WCA Waste
  06-15-14                             9.25       2,195,000                 2,282,800
                                                                      ---------------
Total                                                                       7,662,052
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (3.0%)
Aramark
 Sr Nts
  02-01-15                             8.50       1,305,000(d)              1,324,575
  02-01-15                             8.86         610,000(d,f)              620,675
ASG Consolidated LLC/Finance
 Sr Disc Nts
 (Zero coupon through 11-01-08,
 thereafter 11.50%)
  11-01-11                             9.52       3,870,000(e)              3,599,100
Constellation Brands
  09-01-16                             7.25       2,415,000                 2,354,625
Constellation Brands
 Sr Nts
  05-15-17                             7.25       1,365,000(d)              1,337,700
Cott Beverages USA
  12-15-11                             8.00       6,460,000                 6,524,600
Del Monte
  02-15-15                             6.75         815,000                   776,288
Smithfield Foods
 Sr Unsecured
  07-01-17                             7.75       2,280,000                 2,280,000
                                                                      ---------------
Total                                                                      18,817,563
-------------------------------------------------------------------------------------

GAMING (5.5%)
Boyd Gaming
 Sr Sub Nts
  02-01-16                             7.13       1,820,000                 1,765,400
Buffalo Thunder Development Authority
 Secured
  12-15-14                             9.38       1,650,000(d)              1,650,000
Circus & Eldorado Jt Venture/Silver Legacy Capital
 1st Mtge
  03-01-12                            10.13       2,930,000                 3,065,513
Harrah's Operating
  06-01-16                             6.50       2,477,000                 2,068,295
  10-01-17                             5.75         585,000                   468,000
Majestic Star Casino LLC/Capital
  10-15-10                             9.50       4,690,000                 4,877,599
MGM MIRAGE
  04-01-13                             6.75       1,845,000                 1,752,750
  06-01-16                             7.50       4,675,000                 4,435,406

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                     VALUE(A)
GAMING (CONT.)
Pokagon Gaming Authority
 Sr Nts
  06-15-14                            10.38%     $1,865,000(d)             $2,056,163
Shingle Springs Tribal Gaming Authority
 Sr Nts
  06-15-15                             9.38       1,150,000(b,d)            1,157,188
  06-15-15                             9.38       2,880,000(d)              2,898,000
Tunica-Biloxi Gaming Authority
 Sr Unsecured
  11-15-15                             9.00       4,835,000(d)              5,076,749
Wheeling Island Gaming
  12-15-09                            10.13       2,065,000                 2,090,813
Wynn Las Vegas LLC/Capital
 1st Mtge
  12-01-14                             6.63         980,000                   944,475
                                                                      ---------------
Total                                                                      34,306,351
-------------------------------------------------------------------------------------

GAS PIPELINES (3.6%)
Colorado Interstate Gas
 Sr Nts
  11-15-15                             6.80         135,000                   138,836
Colorado Interstate Gas
 Sr Unsecured
  03-15-15                             5.95         185,000                   180,147
Southern Star Central
 Sr Nts
  03-01-16                             6.75       4,565,000                 4,496,525
Tennessee Gas Pipeline
  12-15-11                             6.00       1,071,000                 1,057,613
  04-01-37                             7.63       2,430,000                 2,666,449
Williams Companies
 Sr Nts
  07-15-19                             7.63       4,440,000                 4,684,200
Williams Companies
 Sr Unsecured
  09-01-21                             7.88       7,475,000                 8,035,624
Williams Partners LP/Finance
  02-01-17                             7.25       1,160,000                 1,165,800
                                                                      ---------------
Total                                                                      22,425,194
-------------------------------------------------------------------------------------

HEALTH CARE (6.4%)
Community Health Systems
 Sr Nts
  07-15-15                             8.88       6,280,000(b,d)            6,366,349
Community Health Systems
 Sr Unsecured
  12-15-12                             6.50       1,750,000                 1,826,508
DaVita
  03-15-15                             7.25       3,530,000                 3,485,875
HCA
 Secured
  11-15-16                             9.25       3,440,000(d)              3,650,700
HCA
 Secured Pay-in-kind
  11-15-16                             9.63       4,457,000(d,g)            4,791,275
IASIS Healthcare LLC/Capital
 Bank Guaranteed
  06-15-14                             8.75         895,000                   895,000

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                     VALUE(A)
HEALTH CARE (CONT.)
MedCath Holdings
  07-15-12                             9.88%       $610,000                  $654,225
Omnicare
  12-15-13                             6.75       3,760,000                 3,590,800
  12-15-15                             6.88       2,710,000                 2,574,500
Omnicare
 Sr Sub Nts
  06-01-13                             6.13       2,645,000                 2,463,156
Select Medical
  02-01-15                             7.63       1,000,000                   895,000
Select Medical
 Sr Unsecured
  09-15-15                            11.08       4,605,000(f)              4,294,163
Triad Hospitals
 Sr Nts
  05-15-12                             7.00         680,000                   710,598
Triad Hospitals
 Sr Sub Nts
  11-15-13                             7.00       4,237,000                 4,453,930
                                                                      ---------------
Total                                                                      40,652,079
-------------------------------------------------------------------------------------

HOME CONSTRUCTION (1.5%)
Centex
 Sr Unsecured
  05-01-16                             6.50       1,625,000                 1,562,698
DR Horton
 Sr Unsub
  04-15-16                             6.50       4,035,000                 3,860,546
K Hovnanian Enterprises
  05-15-16                             7.50       1,025,000                   932,750
Meritage Homes
  03-15-15                             6.25       1,300,000                 1,157,000
Meritage Homes
 Sr Nts
  05-01-14                             7.00       1,000,000                   930,000
Standard Pacific
 Sr Sub Nts
  04-15-12                             9.25         230,000                   217,350
William Lyon Homes
  02-15-14                             7.50         570,000                   478,800
                                                                      ---------------
Total                                                                       9,139,144
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (5.0%)
Chaparral Energy
  12-01-15                             8.50       2,218,000                 2,168,095
Chesapeake Energy
  07-15-13                             7.63       1,405,000                 1,440,125
  06-15-14                             7.50         225,000                   227,813
  08-15-14                             7.00       1,230,000                 1,220,775
  01-15-16                             6.63         315,000                   303,188
  01-15-16                             6.88       4,170,000                 4,076,174
  01-15-18                             6.25         175,000                   163,406
Compton Petroleum Finance
  12-01-13                             7.63       2,225,000(c)              2,197,188
Denbury Resources
  04-01-13                             7.50         275,000                   275,000

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 202 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Income Opportunities Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                     VALUE(A)
INDEPENDENT ENERGY (CONT.)
Denbury Resources
Sr Sub Nts
  12-15-15                             7.50%     $1,445,000                $1,445,000
EXCO Resources
 Secured
  01-15-11                             7.25       4,309,000                 4,287,454
Forest Oil
 Sr Nts
  06-15-19                             7.25       2,170,000(d)              2,104,900
Hilcorp Energy I LP/Finance
 Sr Unsecured
  11-01-15                             7.75       3,855,000(d)              3,739,349
KCS Energy
  04-01-12                             7.13       1,605,000                 1,584,938
PetroHawk Energy
  07-15-13                             9.13       3,445,000                 3,643,088
Range Resources
  03-15-15                             6.38       1,660,000                 1,572,850
  05-15-16                             7.50       1,005,000                 1,017,563
                                                                      ---------------
Total                                                                      31,466,906
-------------------------------------------------------------------------------------

MEDIA CABLE (4.0%)
Charter Communications Operating LLC/Capital
 Sr Nts
  04-30-14                             8.38       4,555,000(d)              4,634,713
CSC Holdings
  07-15-18                             7.63       1,210,000                 1,149,500
CSC Holdings
 Sr Nts Series B
  07-15-09                             8.13         485,000                   494,700
DIRECTV Holdings LLC/Finance
  06-15-15                             6.38       1,225,000                 1,151,500
EchoStar DBS
  10-01-11                             6.38         185,000                   181,300
  10-01-14                             6.63       1,210,000                 1,155,550
  02-01-16                             7.13       6,155,000                 6,016,512
Mediacom LLC/Capital
 Sr Nts
  02-15-11                             7.88         300,000                   298,500
Quebecor Media
 Sr Nts
  03-15-16                             7.75       2,115,000(c)              2,146,725
Univision Communications
 Sr Nts Pay-in-kind
  03-15-15                             9.75       5,000,000(d,g)            4,987,500
Videotron Ltee
  12-15-15                             6.38       1,000,000(c)                950,000
Virgin Media Finance
  04-15-14                             8.75       1,810,000(c)              1,864,300
                                                                      ---------------
Total                                                                      25,030,800
-------------------------------------------------------------------------------------

MEDIA NON CABLE (5.8%)
Clear Channel Communications
 Sr Unsub
  12-15-16                             5.50       4,315,000                 3,555,386

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                     VALUE(A)
MEDIA NON CABLE (CONT.)
Dex Media
 Sr Disc Nts
 (Zero coupon through 11-15-08,
 thereafter 9.00%)
  11-15-13                             7.43%     $2,675,000(e)             $2,517,844
Dex Media
 Sr Unsecured
  11-15-13                             8.00       1,410,000                 1,431,150
Idearc
  11-15-16                             8.00       2,819,000                 2,847,190
Intelsat Intermediate Holding
 (Zero coupon through 02-01-10,
 thereafter 9.25%)
  02-01-15                             7.84       2,480,000(c,e)            2,039,800
Lamar Media
  01-01-13                             7.25         651,000                   649,373
Lamar Media
 Series B
  08-15-15                             6.63         740,000                   701,150
Lamar Media
 Sr Unsecured
  08-15-15                             6.63       1,219,000                 1,155,003
Liberty Media LLC
 Sr Unsecured
  02-01-30                             8.25       1,950,000                 1,891,141
Liberty Media
 Sr Nts
  05-15-13                             5.70       2,490,000                 2,340,388
LIN TV
 Sr Sub Nts
  05-15-13                             6.50         380,000                   371,450
Nielsen Finance LLC
 Sr Nts
  08-01-14                            10.00       2,225,000(d)              2,352,938
Radio One
  02-15-13                             6.38         285,000                   267,900
Radio One
 Series B
  07-01-11                             8.88       1,160,000                 1,190,450
Rainbow Natl Services LLC
 Sr Nts
  09-01-12                             8.75       1,130,000(d)              1,175,200
Rainbow Natl Services LLC
 Sr Sub Deb
  09-01-14                            10.38       1,025,000(d)              1,124,938
RH Donnelley
  12-15-12                            10.88         250,000                   266,563
RH Donnelley
 Sr Disc Nts Series A-2
  01-15-13                             6.88         121,000                   114,648
Salem Communications Holding
  12-15-10                             7.75       6,569,000                 6,634,689
Sun Media
  02-15-13                             7.63       3,528,000(c)              3,545,639
                                                                      ---------------
Total                                                                      36,172,840
-------------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                     VALUE(A)

METALS (1.3%)
Freeport-McMoRan Copper & Gold
 Sr Unsecured
  04-01-15                             8.25%     $4,435,000                $4,678,925
Noranda Aluminium Acquisition
 Sr Unsecured Pay-in-kind
  05-15-15                             9.36       1,470,000(d,f,g)          1,418,550
Peabody Energy
 Series B
  03-15-13                             6.88       1,918,000                 1,908,410
                                                                      ---------------
Total                                                                       8,005,885
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (1.7%)
Bristow Group
 Sr Nts
  09-15-17                             7.50       1,605,000(d)              1,609,013
Cimarex Energy
  05-01-17                             7.13         955,000                   931,125
OPTI Canada
  12-15-14                             8.25       4,819,000(c,d)            4,891,285
Quicksilver Resources
  04-01-16                             7.13       3,310,000                 3,194,150
                                                                      ---------------
Total                                                                      10,625,573
-------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (5.8%)
Cardtronics
  08-15-13                             9.25       5,030,000                 5,080,300
Dow Jones CDX North America High Yield
 Pass-Through Ctfs Series 8-T1
  06-29-12                             7.63      25,000,000(d)             23,639,999
Residential Capital LLC
  02-22-11                             6.00         435,000                   420,922
  06-30-15                             6.88       2,785,000                 2,701,213
Triad Acquisition
 Sr Unsecured
 Series B
  05-01-13                            11.13       4,565,000                 4,359,575
                                                                      ---------------
Total                                                                      36,202,009
-------------------------------------------------------------------------------------

OTHER INDUSTRY (0.9%)
Actuant
 Sr Nts
  06-15-17                             6.88       1,815,000(d)              1,810,463
Mobile Mini
 Sr Nts
  05-01-15                             6.88       3,530,000(d)              3,441,750
Rental Service
  12-01-14                             9.50         580,000(d)                591,600
                                                                      ---------------
Total                                                                       5,843,813
-------------------------------------------------------------------------------------

PACKAGING (2.3%)
Ball
  12-15-12                             6.88       1,475,000                 1,463,938
Crown Americas LLC/Capital
  11-15-13                             7.63       1,225,000                 1,237,250
Crown Cork & Seal
  04-15-23                             8.00       1,450,000                 1,399,250

                                                                             See
accompanying notes to investments in securities.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  203

RiverSource VP - Income Opportunities Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                     VALUE(A)
PACKAGING (CONT.)
Greif
Sr Unsecured
  02-01-17                             6.75%     $2,590,000                $2,531,725
Owens-Brockway Glass Container
  05-15-11                             7.75       1,120,000                 1,149,400
  05-15-13                             8.25       2,530,000                 2,618,550
Plastipak Holdings
 Sr Nts
  12-15-15                             8.50       1,400,000(d)              1,449,000
Silgan Holdings
 Sr Sub Nts
  11-15-13                             6.75       2,650,000                 2,590,375
                                                                      ---------------
Total                                                                      14,439,488
-------------------------------------------------------------------------------------

PAPER (4.1%)
Abitibi-Consolidated
  08-01-29                             8.50       2,955,000(c)              2,423,100
Boise Cascade LLC
  10-15-12                             8.23         625,000(f)                625,000
  10-15-14                             7.13       1,885,000                 1,790,750
Cascades
 Sr Nts
  02-15-13                             7.25         950,000(c)                923,875
Georgia-Pacific
  01-15-17                             7.13       5,332,000(d)              5,118,720
NewPage
  05-01-12                            10.00       3,347,000                 3,614,760
Norampac
  06-01-13                             6.75       2,250,000(c)              2,145,938
Smurfit-Stone Container Enterprises
 Sr Nts
  07-01-12                             8.38       2,160,000                 2,165,400
Smurfit-Stone Container Enterprises
 Sr Unsecured
  03-15-17                             8.00       7,350,000                 7,129,500
                                                                      ---------------
Total                                                                      25,937,043
-------------------------------------------------------------------------------------

PHARMACEUTICALS (0.8%)
Elan Finance
  11-15-11                             7.75       1,600,000(c)              1,602,000
Warner Chilcott
  02-01-15                             8.75       3,035,000                 3,118,463
                                                                      ---------------
Total                                                                       4,720,463
-------------------------------------------------------------------------------------

RAILROADS (0.9%)
Kansas City Southern de Mexico
 Sr Nts
  12-01-13                             7.63       2,760,000(c,d)            2,753,100
  06-01-14                             7.38       3,050,000(c,d)            3,069,063
                                                                      ---------------
Total                                                                       5,822,163
-------------------------------------------------------------------------------------

REITS (0.5%)
Realogy
 Sr Sub Nts
  04-15-15                            12.38       3,270,000(d)              2,983,875
-------------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                     VALUE(A)

RETAILERS (0.8%)
AutoNation
  04-15-14                             7.00%     $1,430,000                $1,412,125
Michaels Stores
 Sr Nts
  11-01-14                            10.00       3,210,000(d)              3,290,250
                                                                      ---------------
Total                                                                       4,702,375
-------------------------------------------------------------------------------------

TECHNOLOGY (3.3%)
Flextronics Intl
 Sr Sub Nts
  11-15-14                             6.25       3,890,000(c)              3,539,900
Freescale Semiconductor
 Sr Nts Pay-in-kind
  12-15-14                             9.13       6,318,000(d,g)            5,938,920
Freescale Semiconductor
 Sr Sub Nts
  12-15-16                            10.13       1,017,000(d)                955,980
Seagate Technology HDD Holdings
  10-01-16                             6.80       6,600,000(c)              6,336,000
West Corp
  10-15-16                            11.00       3,920,000                 4,096,400
                                                                      ---------------
Total                                                                      20,867,200
-------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.5%)
Avis Budget Car Rental LLC/Finance
  05-15-14                             7.63         325,000                   328,250
  05-15-16                             7.75       1,240,000                 1,264,800
Hertz
  01-01-14                             8.88       1,475,000                 1,537,688
                                                                      ---------------
Total                                                                       3,130,738
-------------------------------------------------------------------------------------

WIRELESS (1.6%)
Centennial Cellular Operating/Communications
  06-15-13                            10.13       1,000,000                 1,072,500
Centennial Communications/Cellular Operating LLC/ Puerto Rico Operations
 Sr Unsecured
  02-01-14                             8.13         900,000                   920,250
Dobson Cellular Systems
 Secured
  11-01-11                             8.38       1,350,000                 1,410,750
Nextel Communications
 Series D
  08-01-15                             7.38       3,210,000                 3,208,623
Nextel Communications
 Series E
  10-31-13                             6.88         140,000                   138,954
Rogers Wireless
  12-15-12                             7.25       1,150,000(c)              1,214,238
Rogers Wireless
 Sr Sub Nts
  12-15-12                             8.00         210,000(c)                223,449
Rural Cellular
 Secured
  03-15-12                             8.25       1,550,000                 1,584,875
                                                                      ---------------
Total                                                                       9,773,639
-------------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                     VALUE(A)

WIRELINES (4.0%)
Cincinnati Bell
  07-15-13                             7.25%       $110,000                  $112,750
Embarq
 Sr Unsecured
  06-01-16                             7.08       1,095,000                 1,101,134
GCI
 Sr Unsecured
  02-15-14                             7.25       1,748,000                 1,651,860
Level 3 Financing
  11-01-14                             9.25       1,685,000                 1,701,850
Level 3 Financing
 Sr Nts
  02-15-17                             8.75       2,535,000(d)              2,506,481
Qwest
  03-15-12                             8.88       3,385,000                 3,647,338
  09-15-33                             6.88       3,720,000                 3,487,500
Qwest Communications Intl
  02-15-14                             7.50         250,000                   253,125
Qwest
 Sr Nts
  06-15-15                             7.63       3,025,000                 3,123,313
Qwest
 Sr Unsecured
  10-01-14                             7.50         600,000                   615,000
Windstream
  08-01-16                             8.63       6,490,000                 6,863,173
                                                                      ---------------
Total                                                                      25,063,524
-------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $540,244,300)                                                     $535,415,311
-------------------------------------------------------------------------------------

MUNICIPAL BONDS (0.9%)
NAME OF
ISSUER AND
TITLE OF                           COUPON       PRINCIPAL
ISSUE                               RATE          AMOUNT                     VALUE(A)
TOBACCO
Tobacco Settlement Financing Corporation
 Revenue Bonds
 Series 2007A-1
  06-01-46                             6.71%     $5,700,000                $5,469,435
-------------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $5,699,430)                                                         $5,469,435
-------------------------------------------------------------------------------------

SENIOR LOANS (8.0%)(i)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                     VALUE(A)
AUTOMOTIVE (0.8%)
Ford Motor
 Tranche B Term Loan
  12-15-13                             8.36%     $5,057,106                $5,079,256
-------------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 204 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Income Opportunities Fund

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                     VALUE(A)

CONSUMER PRODUCTS (--%)
Spectrum Brands
 Tranche B2 Term Loan
  04-04-13                        9.32-9.36%            $24                       $24
-------------------------------------------------------------------------------------

ENTERTAINMENT (0.1%)
Marquee Holdings
 Term Loan
  06-13-12                            10.36         770,000                   746,900
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (1.0%)
Pinnacle Foods Finance
 Tranche B Term Loan
  04-02-14                             8.10       6,155,000                 6,166,017
-------------------------------------------------------------------------------------

GAMING (0.9%)
Fontainebleau Las Vegas
 Delayed Draw Term Loan
  06-05-14                             2.00       1,173,000(b,k)            1,171,534
Fontainebleau Las Vegas
 Term Loan
  06-05-14                             8.61       2,347,000(b)              2,353,853
Great Lakes Gaming of Michigan
 Term Loan
  09-15-12                             9.00       2,175,000(j)              2,131,500
                                                                      ---------------
Total                                                                       5,656,887
-------------------------------------------------------------------------------------

HEALTH CARE (0.4%)
HCA
 Tranche B Term Loan
  01-21-13                        7.60-7.61       2,636,750                 2,651,384
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.9%)
Sandridge Energy
 Term Loan
  04-01-15                             8.63       5,495,000                 5,604,900
-------------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                     VALUE(A)

MEDIA CABLE (0.8%)
Charter Communications
 Tranche B Term Loan
  03-06-14                        7.32-7.35%     $4,925,000                $4,880,380
-------------------------------------------------------------------------------------

MEDIA NON CABLE (0.6%)
VNU
 Tranche B Term Loan
  08-09-13                             7.61       3,484,994(c)              3,500,607
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (0.9%)
Dresser
 1st Lien Term Loan
  05-04-14                             7.86       3,210,000                 3,216,677
Dresser
 2nd Lien Term Loan
  05-04-15                            11.11       2,365,000                 2,384,227
                                                                      ---------------
Total                                                                       5,600,904
-------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.4%)
ACE Cash Express
 Tranche B Term Loan
  10-05-13                        8.34-8.39       2,605,708                 2,605,708
-------------------------------------------------------------------------------------

OTHER INDUSTRY (0.1%)
Rental Service
 2nd Lien Term Loan
  11-30-13                       8.82-10.75         684,423                   691,267
-------------------------------------------------------------------------------------

RETAILERS (0.2%)
Michaels Stores
 Term Loan
  10-31-13                             7.63         477,000                   472,230
Toys "R" Us
 Tranche B Term Loan
  07-19-12                             9.61       1,000,000                 1,017,140
                                                                      ---------------
Total                                                                       1,489,370
-------------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                     VALUE(A)

TECHNOLOGY (0.3%)
West Corp
 Tranche B Term Loan
  10-24-13                        7.73-7.76%     $1,810,911                $1,814,153
-------------------------------------------------------------------------------------

WIRELESS (0.3%)
Trilogy Intl Partners
 Term Loan
  06-29-12                             8.86       1,620,000(b)              1,624,050
-------------------------------------------------------------------------------------

WIRELINES (0.3%)
Level 3 Communications
 Tranche B Term Loan
  03-13-14                             7.61       2,120,000                 2,121,993
-------------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $50,229,811)                                                       $50,233,800
-------------------------------------------------------------------------------------

MONEY MARKET FUND (4.4%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 27,576,760(h)          $27,576,760
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $27,576,760)                                                     $27,576,760
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $623,750,301)(l)                                                $618,695,306
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At June 30, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $12,539,904.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At June 30, 2007, the value of foreign securities represented 7.9% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the value of these securities amounted to $129,302,968 or 20.6% of net assets.

(e) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(f) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on June 30, 2007.

(g) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(h)  Affiliated Money Market Fund - See Note 10 to the financial statements.

(i) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  205

RiverSource VP - Income Opportunities Fund

(j)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at June 30, 2007, is as follows:

                                                                ACQUISITION
SECURITY                                                           DATES               COST
----------------------------------------------------------------------------------------------
Great Lakes Gaming of Michigan
  9.00% Term Loan 2012                                           03-01-07           $2,134,071

(k) At June 30, 2007, the Fund had unfunded senior loan commitments pursuant to the term of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                      UNFUNDED
BORROWER                                                             COMMITMENT
-------------------------------------------------------------------------------
Fontainebleau Las Vegas                                              $1,170,068

(l) At June 30, 2007, the cost of securities for federal income tax purposes was approximately $623,750,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                               $3,643,000
Unrealized depreciation                                               (8,698,000)
--------------------------------------------------------------------------------
Net unrealized depreciation                                          $(5,055,000)
--------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.

--------------------------------------------------------------------------------

 206 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - International Opportunity Fund
JUNE 30, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (98.3%)(c)
ISSUER                                            SHARES                   VALUE(A)
AUSTRALIA (2.9%)
CAPITAL MARKETS (0.6%)
Macquarie Bank                                      116,841              $8,419,916
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.4%)
Brambles                                            489,480(b)            5,054,472
-----------------------------------------------------------------------------------

INSURANCE (0.4%)
QBE Insurance Group                                 208,979               5,527,781
-----------------------------------------------------------------------------------

METALS & MINING (1.5%)
BHP Billiton                                        272,158               8,082,669
Newcrest Mining                                     229,418               4,444,340
Rio Tinto                                            75,932(d)            6,359,624
                                                                    ---------------
Total                                                                    18,886,633
-----------------------------------------------------------------------------------

AUSTRIA (0.7%)
COMMERCIAL BANKS
Erste Bank der Oesterreichischen Sparkassen         111,277               8,704,811
-----------------------------------------------------------------------------------

BELGIUM (2.4%)
BEVERAGES (1.0%)
InBev                                               173,071              13,780,001
-----------------------------------------------------------------------------------

CHEMICALS (0.6%)
Umicore                                              33,373               7,284,084
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.8%)
Colruyt                                              47,841              10,035,292
-----------------------------------------------------------------------------------

BRAZIL (0.5%)
AIRLINES
GOL Linhas Aereas Inteligentes ADR                  214,159               7,065,105
-----------------------------------------------------------------------------------

CANADA (1.5%)
OIL, GAS & CONSUMABLE FUELS (0.9%)
Canadian Natural Resources                           70,000               4,652,207
EnCana                                              108,000               6,644,281
                                                                    ---------------
Total                                                                    11,296,488
-----------------------------------------------------------------------------------

ROAD & RAIL (0.6%)
Canadian Pacific Railway                            110,000(d)            7,598,779
-----------------------------------------------------------------------------------

CHILE (0.6%)
COMMERCIAL BANKS
Banco Santander Chile ADR                           155,495               7,703,222
-----------------------------------------------------------------------------------

CHINA (0.9%)
COMMERCIAL BANKS
China Merchants Bank Series H                     3,678,500              11,196,867
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

DENMARK (0.5%)
CHEMICALS
Novozymes Series B                                   61,450              $7,153,017
-----------------------------------------------------------------------------------

FINLAND (0.6%)
INSURANCE
Sampo Series A                                      275,824               7,973,691
-----------------------------------------------------------------------------------

FRANCE (11.5%)
AUTOMOBILES (0.6%)
Renault                                              46,246               7,461,273
-----------------------------------------------------------------------------------

BEVERAGES (1.1%)
Pernod Ricard                                        66,073(d)           14,660,930
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (1.4%)
BNP Paribas                                          37,152               4,442,874
Societe Generale                                     71,513              13,310,934
                                                                    ---------------
Total                                                                    17,753,808
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.6%)
VINCI                                               108,318               8,133,233
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.6%)
ALSTOM                                               63,304(b,d)         10,642,625
Schneider Electric                                   70,202               9,893,534
                                                                    ---------------
Total                                                                    20,536,159
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.9%)
Essilor Intl                                        102,634              12,275,020
-----------------------------------------------------------------------------------

INSURANCE (1.7%)
AXA                                                 240,522              10,419,972
Euler Hermes                                         82,914              11,816,323
                                                                    ---------------
Total                                                                    22,236,295
-----------------------------------------------------------------------------------

MACHINERY (0.7%)
Vallourec                                            27,927(d)            9,003,479
-----------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.7%)
Neopost                                              61,275               8,998,688
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (2.2%)
Total                                               344,722              28,114,102
-----------------------------------------------------------------------------------

GERMANY (9.0%)
AEROSPACE & DEFENSE (0.6%)
MTU Aero Engines Holding                            127,001               8,291,642
-----------------------------------------------------------------------------------

AUTO COMPONENTS (0.8%)
Continental                                          77,112              10,899,709
-----------------------------------------------------------------------------------

AUTOMOBILES (1.1%)
DaimlerChrysler                                     148,812              13,814,172
-----------------------------------------------------------------------------------

CHEMICALS (0.8%)
Bayer                                               133,272              10,118,773
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (0.7%)
Deutsche Postbank                                    97,042               8,546,074
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
GERMANY (CONT.)

COMPUTERS & PERIPHERALS (0.8%)
Wincor Nixdorf                                      115,386             $10,744,041
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.4%)
Carl Zeiss Meditec                                  251,036               5,405,455
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.6%)
Fresenius Medical Care & Co                         168,606               7,788,170
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.6%)
Siemens                                              57,863               8,345,685
-----------------------------------------------------------------------------------

INSURANCE (1.8%)
Allianz                                              99,913              23,473,227
-----------------------------------------------------------------------------------

MACHINERY (0.8%)
MAN                                                  70,633              10,205,688
-----------------------------------------------------------------------------------

GREECE (1.4%)
COMMERCIAL BANKS
EFG Eurobank Ergasias                               294,529               9,646,494
Piraeus Bank                                        238,634               8,739,492
                                                                    ---------------
Total                                                                    18,385,986
-----------------------------------------------------------------------------------

HONG KONG (3.4%)
COMMERCIAL BANKS (0.2%)
Bank of East Asia                                   430,000               2,419,747
-----------------------------------------------------------------------------------

DISTRIBUTORS (0.7%)
Li & Fung                                         2,404,000               8,654,892
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.0%)
Cheung Kong Holdings                                386,000               5,055,173
China Overseas Land & Investment                  5,804,000               9,055,993
                                                                    ---------------
Total                                                                    14,111,166
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.7%)
Esprit Holdings                                     741,500               9,407,443
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.8%)
China Mobile                                        922,000               9,899,207
-----------------------------------------------------------------------------------

INDONESIA (0.4%)
DIVERSIFIED TELECOMMUNICATION SERVICES
Telekomunikasi Indonesia                          4,667,000               5,099,273
-----------------------------------------------------------------------------------

IRELAND (0.8%)
CONSTRUCTION MATERIALS
CRH                                                 219,244              10,869,028
-----------------------------------------------------------------------------------

ITALY (1.9%)
COMMERCIAL BANKS (0.9%)
UniCredito Italiano                               1,278,831              11,475,002
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.0%)
Saipem                                              375,191              12,877,387
-----------------------------------------------------------------------------------

                                                                             See
accompanying notes to investments in securities.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  207

RiverSource VP - International Opportunity Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

JAPAN (18.9%)
AUTO COMPONENTS (0.3%)
Keihin                                              222,200              $4,286,544
-----------------------------------------------------------------------------------

AUTOMOBILES (2.0%)
Honda Motor                                         224,000               8,187,667
Toyota Motor                                        278,100              17,619,565
                                                                    ---------------
Total                                                                    25,807,232
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (0.6%)
Asahi Glass                                         610,000               8,244,850
-----------------------------------------------------------------------------------

CAPITAL MARKETS (0.6%)
Marusan Securities                                  254,900               2,867,604
Nomura Holdings                                     157,100               3,062,578
Tokai Tokyo Securities                              416,000               2,382,221
                                                                    ---------------
Total                                                                     8,312,403
-----------------------------------------------------------------------------------

CHEMICALS (1.2%)
Mitsubishi Rayon                                    371,000               2,648,881
Showa Denko                                       2,110,000               7,643,933
Sumitomo Chemical                                   809,000               5,440,997
                                                                    ---------------
Total                                                                    15,733,811
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (2.7%)
Mitsubishi UFJ Financial Group                        1,295              14,305,672
Mitsui Trust Holdings                               372,000               3,245,240
Mizuho Financial Group                                  889               6,159,570
Sumitomo Mitsui Financial Group                       1,055               9,854,848
                                                                    ---------------
Total                                                                    33,565,330
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.2%)
Okumura                                             568,000               2,911,235
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.3%)
Kyocera                                              72,700               7,759,423
Nidec                                                94,300               5,545,617
Yokogawa Electric                                   266,300               3,577,719
                                                                    ---------------
Total                                                                    16,882,759
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.1%)
Sundrug                                              72,800               1,590,682
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (--%)
Pacific Golf Group Intl Holdings                        180(b)              165,215
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.1%)
Daito Trust Construction                             80,400               3,833,485
GOLDCREST                                           108,230               5,547,236
Haseko                                            1,392,500(b)            4,128,456
Sekisui Chemical                                    908,000               7,028,754
Sharp                                               389,000               7,393,756
                                                                    ---------------
Total                                                                    27,931,687
-----------------------------------------------------------------------------------

INSURANCE (0.7%)
T&D Holdings                                        128,950               8,725,011
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.2%)
eAccess                                               5,048(d)            3,021,944
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
JAPAN (CONT.)

MACHINERY (1.0%)
AMADA                                               412,000              $5,157,028
SMC                                                  55,300               7,366,626
                                                                    ---------------
Total                                                                    12,523,654
-----------------------------------------------------------------------------------

METALS & MINING (0.7%)
Kobe Steel                                        1,651,000               6,276,139
Tokyo Steel Mfg                                     211,500               3,322,511
                                                                    ---------------
Total                                                                     9,598,650
-----------------------------------------------------------------------------------

MULTILINE RETAIL (1.2%)
Daimaru                                             376,000               4,498,733
Mitsukoshi                                        1,025,000               5,136,989
Ryohin Keikaku                                       94,900               5,881,531
                                                                    ---------------
Total                                                                    15,517,253
-----------------------------------------------------------------------------------

OFFICE ELECTRONICS (1.2%)
Canon                                               196,950              11,566,284
Ricoh                                               202,000               4,676,230
                                                                    ---------------
Total                                                                    16,242,514
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.4%)
Nippon Mining Holdings                              592,000               5,683,800
-----------------------------------------------------------------------------------

PHARMACEUTICALS (0.4%)
Takeda Pharmaceutical                                71,900               4,648,808
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.2%)
Sumitomo Real Estate Sales                           26,360               2,068,341
-----------------------------------------------------------------------------------

SOFTWARE (0.5%)
Nintendo                                             17,800               6,520,729
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.6%)
Sumitomo                                            404,400               7,390,831
-----------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.3%)
Mitsubishi Logistics                                267,000               4,402,577
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
KDDI                                                    664               4,924,232
-----------------------------------------------------------------------------------

NETHERLANDS (2.0%)
COMMERCIAL SERVICES & SUPPLIES (0.5%)
Randstad Holding                                     86,870               6,918,985
-----------------------------------------------------------------------------------

METALS & MINING (0.8%)
Arcelor Mittal                                      166,530              10,491,516
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.7%)
ASML Holding                                        326,199(b)            9,050,292
-----------------------------------------------------------------------------------

PORTUGAL (0.6%)
FOOD & STAPLES RETAILING
Jeronimo Martins                                  1,338,007               7,913,451
-----------------------------------------------------------------------------------

RUSSIA (0.5%)
OIL, GAS & CONSUMABLE FUELS
Gazprom ADR                                         161,379               6,761,780
-----------------------------------------------------------------------------------

SINGAPORE (1.8%)
COMMERCIAL BANKS (0.5%)
DBS Group Holdings                                  422,000               6,286,162
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SINGAPORE (CONT.)

INDUSTRIAL CONGLOMERATES (0.7%)
Keppel                                            1,222,000              $9,979,747
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.6%)
City Developments                                   659,200               7,450,777
-----------------------------------------------------------------------------------

SOUTH AFRICA (1.1%)
MEDIA (0.6%)
Naspers Series N                                    327,310               8,440,486
-----------------------------------------------------------------------------------

METALS & MINING (0.5%)
Impala Platinum Holdings                            207,864               6,361,651
-----------------------------------------------------------------------------------

SOUTH KOREA (0.7%)
COMMERCIAL BANKS
Shinhan Financial Group                             154,140               9,387,373
-----------------------------------------------------------------------------------

SPAIN (2.0%)
COMMERCIAL BANKS (1.1%)
Banco Bilbao Vizcaya Argentaria                     544,485              13,411,687
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.9%)
Inditex                                             206,997              12,262,152
-----------------------------------------------------------------------------------

SWEDEN (1.0%)
BUILDING PRODUCTS (0.3%)
ASSA ABLOY Series B                                 191,000               4,231,844
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (0.7%)
Skandinaviska Enskilda Banken Series A              257,400               8,356,898
-----------------------------------------------------------------------------------

SWITZERLAND (6.6%)
CAPITAL MARKETS (1.3%)
Credit Suisse Group                                 166,925              11,939,323
Julius Baer Holding                                  75,278               5,418,167
                                                                    ---------------
Total                                                                    17,357,490
-----------------------------------------------------------------------------------

CHEMICALS (2.1%)
Lonza Group                                          86,262               7,953,409
Sika                                                  4,908              10,047,084
Syngenta                                             46,271               9,062,864
                                                                    ---------------
Total                                                                    27,063,357
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.9%)
Nestle                                               31,675              12,086,428
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.8%)
Nobel Biocare Holding                                31,562              10,350,527
-----------------------------------------------------------------------------------

PHARMACEUTICALS (1.5%)
Roche Holding                                       110,834              19,730,039
-----------------------------------------------------------------------------------

TAIWAN (0.5%)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Taiwan Semiconductor Mfg                          2,892,263               6,246,160
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 208 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - International Opportunity Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

UNITED KINGDOM (23.6%)
AEROSPACE & DEFENSE (1.6%)
BAE Systems                                         600,901              $4,887,012
Cobham                                            1,746,320               7,136,310
Rolls-Royce Group                                   781,651(b)            8,452,479
                                                                    ---------------
Total                                                                    20,475,801
-----------------------------------------------------------------------------------

BEVERAGES (0.5%)
Diageo                                              317,830               6,618,493
-----------------------------------------------------------------------------------

CHEMICALS (0.5%)
Johnson Matthey                                     185,462               6,301,454
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (1.2%)
Standard Chartered                                  494,967              16,201,280
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.7%)
Serco Group                                       1,054,287               9,553,479
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (3.3%)
Tesco                                             3,418,356              28,727,526
Wm Morrison Supermarkets                          2,212,586              13,440,364
                                                                    ---------------
Total                                                                    42,167,890
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.7%)
Associated British Foods                            491,273               8,760,348
-----------------------------------------------------------------------------------

INSURANCE (2.3%)
Admiral Group                                       639,547              11,417,202
Prudential                                          497,121               7,127,640
Royal & SunAlliance Insurance Group               2,095,922               6,123,837
Standard Life                                       867,220               5,751,188
                                                                    ---------------
Total                                                                    30,419,867
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
UNITED KINGDOM (CONT.)

METALS & MINING (2.4%)
Anglo American                                      370,734             $21,924,677
Lonmin                                              117,361               9,474,043
                                                                    ---------------
Total                                                                    31,398,720
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.6%)
Marks & Spencer Group                               588,840               7,425,786
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.0%)
BG Group                                          1,762,369              29,073,004
BP                                                  800,678               9,695,287
                                                                    ---------------
Total                                                                    38,768,291
-----------------------------------------------------------------------------------

PHARMACEUTICALS (0.9%)
Shire                                               456,287              11,370,914
-----------------------------------------------------------------------------------

ROAD & RAIL (0.3%)
FirstGroup                                          275,523               3,695,897
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.6%)
Carphone Warehouse Group                          1,147,444               7,609,565
-----------------------------------------------------------------------------------

TOBACCO (2.1%)
British American Tobacco                            394,625              13,455,745
Imperial Tobacco Group                              294,659              13,650,633
                                                                    ---------------
Total                                                                    27,106,378
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (1.3%)
SIG                                                 429,854              11,463,165
Wolseley                                            233,885               5,645,369
                                                                    ---------------
Total                                                                    17,108,534
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
UNITED KINGDOM (CONT.)

WIRELESS TELECOMMUNICATION SERVICES (1.6%)
Vodafone Group                                    6,230,702             $20,994,929
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $992,541,123)                                                 $1,280,501,433
-----------------------------------------------------------------------------------

PREFERRED STOCKS & OTHER (0.7%)(c)
ISSUER                                            SHARES                   VALUE(A)
GERMANY
Porsche                                               4,343              $7,770,472
-----------------------------------------------------------------------------------

HONG KONG
China Overseas Land & Investment Warrants           797,250(b,f)            764,724
-----------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS & OTHER
(Cost: $6,750,589)                                                       $8,535,196
-----------------------------------------------------------------------------------

MONEY MARKET FUND (3.7%)(e)
                                                  SHARES                   VALUE(A)

RiverSource Short-Term Cash Fund                 48,791,748(g)          $48,791,748
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $48,791,748)                                                     $48,791,748
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,048,083,460)(h)                                            $1,337,828,377
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At June 30, 2007, security was partially or fully on loan. See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 3.1% of net assets. See Note 6 to the financial statements. 0.6% of net assets is the Fund's cash equivalent position.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at June 30, 2007, is as follows:

                                                                ACQUISITION
SECURITY                                                           DATES            COST
----------------------------------------------------------------------------------------
China Overseas Land & Investment
   Warrants                                                      06-29-06           $--

(g)  Affiliated Money Market Fund - See Note 10 to the financial statements.

(h) At June 30, 2007, the cost of securities for federal income tax purposes was approximately $1,048,083,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $300,739,000
Unrealized depreciation                                               (10,994,000)
---------------------------------------------------------------------------------
Net unrealized appreciation                                          $289,745,000
---------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  209

RiverSource VP - International Opportunity Fund

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.

--------------------------------------------------------------------------------

 210 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - Large Cap Equity Fund
JUNE 30, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (96.2%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (3.6%)
Boeing                                              447,740             $43,054,678
DRS Technologies                                     31,220               1,787,969
General Dynamics                                     28,864               2,257,742
Goodrich                                            176,900              10,536,164
Honeywell Intl                                      538,274              30,294,061
L-3 Communications Holdings                          78,656               7,660,308
Lockheed Martin                                     125,762              11,837,977
Northrop Grumman                                     52,371               4,078,130
United Technologies                                 182,758              12,963,025
                                                                    ---------------
Total                                                                   124,470,054
-----------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (--%)
United Parcel Service Cl B                           23,313               1,701,849
-----------------------------------------------------------------------------------

AIRLINES (0.1%)
UAL                                                  77,366(b)            3,140,286
-----------------------------------------------------------------------------------

AUTO COMPONENTS (0.1%)
Goodyear Tire & Rubber                               15,204(b)              528,491
Johnson Controls                                     16,574               1,918,772
                                                                    ---------------
Total                                                                     2,447,263
-----------------------------------------------------------------------------------

AUTOMOBILES (0.1%)
Ford Motor                                          159,634               1,503,752
General Motors                                       47,709               1,803,400
Harley-Davidson                                      21,708               1,294,014
                                                                    ---------------
Total                                                                     4,601,166
-----------------------------------------------------------------------------------

BEVERAGES (1.8%)
Anheuser-Busch Companies                             98,903               5,158,780
Brown-Forman Cl B                                     6,647                 485,763
Coca-Cola                                           362,936              18,985,182
Coca-Cola Enterprises                                23,477                 563,448
Constellation Brands Cl A                            69,148(b)            1,678,913
Molson Coors Brewing Cl B                             3,959                 366,049
Pepsi Bottling Group                                 11,090                 373,511
PepsiCo                                             530,814              34,423,289
                                                                    ---------------
Total                                                                    62,034,935
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (2.1%)
Amgen                                               507,546(b)           28,062,218
Biogen Idec                                         285,382(b)           15,267,937
Genentech                                           354,406(b)           26,814,358
Gilead Sciences                                      69,996(b)            2,713,745
                                                                    ---------------
Total                                                                    72,858,258
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
Masco                                               112,697               3,208,484
-----------------------------------------------------------------------------------

CAPITAL MARKETS (3.3%)
Bank of New York Mellon                             141,733               5,873,416
Bear Stearns Companies                               10,102               1,414,280
Blackstone Group LP                                  42,870(b,e)          1,254,805
Charles Schwab                                       64,610               1,325,797

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
CAPITAL MARKETS (CONT.)
Fortress Investment Group LLC Cl A                   73,687(e)           $1,755,224
Franklin Resources                                   35,015               4,638,437
Goldman Sachs Group                                  67,315              14,590,526
KKR Private Equity Investors LP Unit                607,522(i)           13,669,245
Lehman Brothers Holdings                            218,817              16,306,243
Merrill Lynch & Co                                  209,370              17,499,145
Morgan Stanley                                      248,720              20,862,633
Oaktree Capital Group LLC Cl A Unit                  98,000(b,i,k)        4,018,000
State Street                                         75,415               5,158,386
T Rowe Price Group                                  155,038               8,044,922
                                                                    ---------------
Total                                                                   116,411,059
-----------------------------------------------------------------------------------

CHEMICALS (1.0%)
Air Products & Chemicals                             18,257               1,467,315
Ashland                                              21,742               1,390,401
Dow Chemical                                        265,665              11,747,706
Eastman Chemical                                     53,325               3,430,397
Ecolab                                               15,010                 640,927
EI du Pont de Nemours & Co                          135,227               6,874,941
Hercules                                              9,819(b)              192,943
Intl Flavors & Fragrances                             6,588                 343,498
Monsanto                                             45,844               3,096,304
PPG Inds                                             13,832               1,052,754
Praxair                                              27,023               1,945,386
Rohm & Haas                                          12,006                 656,488
Sigma-Aldrich                                        11,140                 475,344
                                                                    ---------------
Total                                                                    33,314,404
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (2.2%)
BB&T                                                 45,716               1,859,727
Comerica                                             13,298                 790,832
Commerce Bancorp                                     15,818                 585,108
Compass Bancshares                                   10,994                 758,366
Fifth Third Bancorp                                  76,083               3,025,821
First Horizon Natl                                   10,571                 412,269
Huntington Bancshares                                19,863                 451,685
M&T Bank                                              6,480                 692,712
Natl City                                            49,975               1,665,167
PNC Financial Services Group                         83,279               5,961,111
Regions Financial                                    61,721               2,042,965
SunTrust Banks                                       29,966               2,569,285
Synovus Financial                                    27,550                 845,785
US Bancorp                                          376,320              12,399,744
Wachovia                                            383,931              19,676,464
Wells Fargo & Co                                    602,743              21,198,470
Zions Bancorporation                                  9,278                 713,571
                                                                    ---------------
Total                                                                    75,649,082
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

COMMERCIAL SERVICES & SUPPLIES (0.1%)
Allied Waste Inds                                    21,510(b)             $289,525
Avery Dennison                                       16,990               1,129,495
Cintas                                               11,450                 451,474
Equifax                                              11,010                 489,064
Monster Worldwide                                    10,838(b)              445,442
Robert Half Intl                                     14,168                 517,132
Waste Management                                     44,964               1,755,844
                                                                    ---------------
Total                                                                     5,077,976
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (5.9%)
Alcatel-Lucent                                       22,271(c)              312,869
Alcatel-Lucent ADR                                  458,332(c)            6,416,648
Avaya                                             1,186,386(b)           19,978,740
Ciena                                                18,352(b)              663,058
Cisco Systems                                     1,771,421(b)           49,334,075
Corning                                              38,207(b)              976,189
JDS Uniphase                                        576,290(b,e)          7,739,575
Motorola                                            378,742               6,703,733
Nokia ADR                                           112,651(c,e)          3,166,620
QUALCOMM                                          1,437,563              62,375,859
Telefonaktiebolaget LM Ericsson ADR                 873,256(c)           34,834,182
Tellabs                                           1,211,253(b)           13,033,082
                                                                    ---------------
Total                                                                   205,534,630
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (3.3%)
Apple                                               248,701(b)           30,351,470
Brocade Communications Systems                       43,031(b)              336,502
Dell                                                413,853(b)           11,815,503
EMC                                                  77,479(b)            1,402,370
Hewlett-Packard                                     726,052              32,396,441
Intl Business Machines                              279,403              29,407,166
SanDisk                                             196,614(b)            9,622,289
                                                                    ---------------
Total                                                                   115,331,741
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.2%)
Fluor                                                16,666               1,856,092
KBR                                                 242,558(b)            6,362,297
                                                                    ---------------
Total                                                                     8,218,389
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (--%)
Vulcan Materials                                      8,014                 917,924
-----------------------------------------------------------------------------------

CONSUMER FINANCE (0.8%)
American Express                                    187,544              11,473,942
Capital One Financial                               194,708              15,272,895
SLM                                                  26,977               1,553,336
                                                                    ---------------
Total                                                                    28,300,173
-----------------------------------------------------------------------------------

                                                                             See
accompanying notes to investments in securities.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  211

RiverSource VP - Large Cap Equity Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

CONTAINERS & PACKAGING (0.2%)
Ball                                                  8,695                $462,313
Bemis                                                 8,823                 292,747
Pactiv                                               11,209(b)              357,455
Sealed Air                                           13,610                 422,182
Temple-Inland                                        62,812               3,864,823
                                                                    ---------------
Total                                                                     5,399,520
-----------------------------------------------------------------------------------

DISTRIBUTORS (--%)
Genuine Parts                                        14,381                 713,298
-----------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (--%)
Apollo Group Cl A                                    11,804(b)              689,708
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (4.6%)
Bank of America                                   1,170,858              57,243,248
Chicago Mercantile Exchange Holdings Cl A             2,939               1,570,484
CIT Group                                            16,322                 894,935
Citigroup                                         1,191,481              61,111,059
Consumer Discretionary
 Select Sector SPDR Fund                             21,035(e)              826,255
Financial Select Sector SPDR Fund                    60,418(e)            2,185,319
iShares Dow Jones US Healthcare Sector Index
 Fund                                                     1                      70
JPMorgan Chase & Co                                 728,868              35,313,655
Materials Select Sector SPDR Trust                   27,581               1,114,272
Moody's                                              12,673                 788,261
                                                                    ---------------
Total                                                                   161,047,558
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.6%)
AT&T                                              1,210,685              50,243,428
Chunghwa Telecom ADR                                 24,602(c)              463,994
Citizens Communications                              99,511               1,519,533
COLT Telecom Group                                  378,034(b,c)          1,115,922
Deutsche Telekom                                  1,097,778(c)           20,339,677
Embarq                                               82,726               5,242,347
Indosat                                           3,441,016(c)            2,481,043
Qwest Communications Intl                         1,218,616(b)           11,820,575
Telecom Italia                                      116,378(c)              319,737
Telefonica                                          300,298(c)            6,722,240
Verizon Communications                              571,165              23,514,863
Windstream                                           96,124               1,418,790
                                                                    ---------------
Total                                                                   125,202,149
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.5%)
Allegheny Energy                                     13,870(b)              717,634
American Electric Power                              33,459               1,506,993
Duke Energy                                         106,036               1,940,459
Edison Intl                                          27,482               1,542,290
Entergy                                              82,812               8,889,868
Exelon                                              193,140              14,021,963
FirstEnergy                                          27,118               1,755,348
FPL Group                                            69,894               3,965,786
Hawaiian Electric Inds                               64,911               1,537,742

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
ELECTRIC UTILITIES (CONT.)
Pinnacle West Capital                                31,583              $1,258,583
PPL                                                 111,138               5,200,147
Progress Energy                                      44,028               2,007,237
Southern                                            286,108               9,810,643
                                                                    ---------------
Total                                                                    54,154,693
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.4%)
Cooper Inds Cl A                                     14,580                 832,372
Emerson Electric                                    282,300              13,211,640
Rockwell Automation                                  13,307                 924,038
                                                                    ---------------
Total                                                                    14,968,050
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (--%)
Agilent Technologies                                  2,415(b)               92,833
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.7%)
Baker Hughes                                         51,468               4,330,003
Cameron Intl                                         25,664(b)            1,834,206
Halliburton                                          74,964               2,586,258
Natl Oilwell Varco                                   22,147(b)            2,308,603
Pride Intl                                          168,989(b)            6,330,329
Transocean                                           15,834(b)            1,678,087
Weatherford Intl                                     85,876(b)            4,743,790
                                                                    ---------------
Total                                                                    23,811,276
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.8%)
Costco Wholesale                                     66,543               3,894,096
CVS Caremark                                        340,265              12,402,659
Kroger                                               59,967               1,686,872
Safeway                                              53,986               1,837,144
SUPERVALU                                            17,556                 813,194
SYSCO                                                52,043               1,716,899
Wal-Mart Stores                                     120,858               5,814,478
Whole Foods Market                                   11,863                 454,353
                                                                    ---------------
Total                                                                    28,619,695
-----------------------------------------------------------------------------------

FOOD PRODUCTS (1.4%)
Archer-Daniels-Midland                               55,522               1,837,223
Campbell Soup                                        79,375               3,080,544
ConAgra Foods                                        42,610               1,144,505
Dean Foods                                           85,918               2,738,207
General Mills                                        70,902(g)            4,142,095
Groupe Danone                                        10,520(c)              854,551
Hershey                                              14,599                 739,001
HJ Heinz                                             27,402(g)            1,300,773
Kellogg                                             160,111               8,292,149
Kraft Foods Cl A                                    652,851              23,012,997
McCormick & Co                                       10,980                 419,216
Sara Lee                                             61,967               1,078,226
Tyson Foods Cl A                                     21,277                 490,222
WM Wrigley Jr                                        18,401               1,017,759
                                                                    ---------------
Total                                                                    50,147,468
-----------------------------------------------------------------------------------

GAS UTILITIES (0.1%)
Nicor                                                 3,788                 162,581
ONEOK                                                80,046               4,035,119
Questar                                              14,498                 766,219
                                                                    ---------------
Total                                                                     4,963,919
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
Bausch & Lomb                                        45,001              $3,124,869
Boston Scientific                                 2,170,683(b)           33,298,278
Medtronic                                           217,363              11,272,445
St. Jude Medical                                     18,090(b)              750,554
Stryker                                              63,240               3,989,812
                                                                    ---------------
Total                                                                    52,435,958
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.3%)
Aetna                                               155,781               7,695,581
Cardinal Health                                     353,644              24,981,413
CIGNA                                                84,860               4,431,389
Coventry Health Care                                 13,124(b)              756,599
Express Scripts                                      22,308(b)            1,115,623
Humana                                               85,032(b)            5,179,299
Laboratory Corp of America Holdings                  10,328(b)              808,269
Manor Care                                            6,091                 397,681
McKesson                                            258,396              15,410,737
Patterson Companies                                  11,444(b)              426,518
Quest Diagnostics                                    13,173                 680,385
Tenet Healthcare                                     38,814(b)              252,679
UnitedHealth Group                                  343,056              17,543,885
                                                                    ---------------
Total                                                                    79,680,058
-----------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (--%)
IMS Health                                           16,327                 524,587
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.1%)
Carnival Unit                                        52,160(g)            2,543,843
Chipotle Mexican Grill Cl A                           3,629(b)              309,481
Chipotle Mexican Grill Cl B                               1(b)                   79
Harrah's Entertainment                               15,785               1,345,829
Hilton Hotels                                        32,784               1,097,280
Intl Game Technology                                106,852               4,242,024
Marriott Intl Cl A                                  134,788               5,828,233
McDonald's                                          201,284              10,217,177
Pinnacle Entertainment                              294,256(b)            8,283,306
Starbucks                                            63,296(b)            1,660,887
Starwood Hotels & Resorts Worldwide                  18,109               1,214,571
Wyndham Worldwide                                    15,921(b)              577,295
Yum! Brands                                          44,440               1,454,077
                                                                    ---------------
Total                                                                    38,774,082
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.8%)
Black & Decker                                        5,533                 488,619
DR Horton                                           234,601               4,675,598
Fortune Brands                                       12,860               1,059,278
Harman Intl Inds                                    403,538              47,133,238
Hovnanian Enterprises Cl A                          113,522(b,e)          1,876,519
Leggett & Platt                                      14,962                 329,912
Lennar Cl A                                          68,435               2,501,984
Meritage Homes                                       27,200(b)              727,600
Newell Rubbermaid                                    23,414                 689,074
NVR                                                     531(b)              360,947
Snap-On                                               4,968                 250,934
Standard-Pacific                                    118,863               2,083,668

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 212 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Large Cap Equity Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
HOUSEHOLD DURABLES (CONT.)
Stanley Works                                         6,985                $423,990
Whirlpool                                             6,638                 738,146
                                                                    ---------------
Total                                                                    63,339,507
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.8%)
Clorox                                               12,759                 792,334
Colgate-Palmolive                                   319,863              20,743,116
Kimberly-Clark                                       38,501               2,575,332
Procter & Gamble                                    621,969              38,058,283
Spectrum Brands                                     333,073(b,e)          2,254,904
                                                                    ---------------
Total                                                                    64,423,969
-----------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
AES                                                  56,024(b)            1,225,805
Constellation Energy Group                           15,240               1,328,471
Dynegy Cl A                                          33,933(b)              320,328
TXU                                                  38,737               2,607,000
                                                                    ---------------
Total                                                                     5,481,604
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.2%)
3M                                                   19,915               1,728,423
General Electric                                  1,793,429              68,652,462
Tyco Intl                                           208,031               7,029,367
                                                                    ---------------
Total                                                                    77,410,252
-----------------------------------------------------------------------------------

INSURANCE (4.6%)
ACE                                                 318,694(c)           19,924,749
AFLAC                                               315,878              16,236,129
American Intl Group                                 798,380              55,910,552
Aon                                                  44,879               1,912,294
Arch Capital Group                                   26,402(b,c)          1,915,201
Assurant                                              9,134                 538,175
Chubb                                                86,364               4,675,747
Endurance Specialty Holdings                         33,630(c)            1,346,545
Genworth Financial Cl A                              14,508                 499,075
Hartford Financial Services Group                   233,492              23,001,297
Lincoln Natl                                          5,729                 406,473
MetLife                                              88,310               5,694,229
Principal Financial Group                            12,535                 730,665
Prudential Financial                                268,210              26,078,058
XL Capital Cl A                                      36,195(c)            3,050,877
                                                                    ---------------
Total                                                                   161,920,066
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.1%)
IAC/InterActiveCorp                                  18,530(b)              641,323
Liberty Media - Interactive Cl A                    153,546(b,d)          3,428,682
                                                                    ---------------
Total                                                                     4,070,005
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

INTERNET SOFTWARE & SERVICES (1.8%)
eBay                                                467,268(b)          $15,036,684
Google Cl A                                          69,865(b)           36,565,944
VeriSign                                             71,285(b)            2,261,873
Yahoo!                                              280,057(b)            7,597,946
                                                                    ---------------
Total                                                                    61,462,447
-----------------------------------------------------------------------------------

IT SERVICES (0.8%)
Accenture Cl A                                       25,187(c)            1,080,270
Affiliated Computer Services Cl A                    75,944(b)            4,307,543
Automatic Data Processing                           118,799               5,758,187
Broadridge Financial Solutions                            1                      19
Cognizant Technology Solutions Cl A                  25,825(b)            1,939,199
Computer Sciences                                     6,218(b)              367,795
Convergys                                             8,238(b)              199,689
Electronic Data Systems                              87,901               2,437,495
Fidelity Natl Information Services                   13,046                 708,137
First Data                                          134,476               4,393,330
HCL Technologies                                    285,800(c)            2,415,256
Ness Technologies                                    45,254(b,c)            588,755
Paychex                                              67,215               2,629,451
Satyam Computer Services ADR                         31,906(c)              789,993
Unisys                                               28,199(b)              257,739
Western Union                                        24,991                 520,563
                                                                    ---------------
Total                                                                    28,393,421
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Brunswick                                             7,647                 249,522
Eastman Kodak                                        24,253                 674,961
Hasbro                                               13,558                 425,857
Mattel                                               33,140                 838,110
                                                                    ---------------
Total                                                                     2,188,450
-----------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.1%)
PerkinElmer                                         111,231               2,898,680
-----------------------------------------------------------------------------------

MACHINERY (1.4%)
Caterpillar                                         199,820              15,645,906
Deere & Co                                           65,939               7,961,475
Flowserve                                           150,963              10,808,951
Illinois Tool Works                                  27,640               1,497,812
Ingersoll-Rand Cl A                                  31,932(c)            1,750,512
ITT                                                  32,941               2,249,211
Navistar Intl                                         5,214(b)              344,750
Parker Hannifin                                      72,273               7,076,249
                                                                    ---------------
Total                                                                    47,334,866
-----------------------------------------------------------------------------------

MEDIA (6.7%)
CBS Cl B                                                  1                      33
Charter Communications Cl A                         929,952(b)            3,766,306
Citadel Broadcasting                                 13,547                  87,381
Comcast Cl A                                        566,299(b)           15,924,328
Comcast Special Cl A                                151,638(b)            4,239,798

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
MEDIA (CONT.)
EchoStar Communications Cl A                         42,787(b)           $1,855,672
Idearc                                                6,375                 225,229
Liberty Media - Capital Series A                         73(b,d)              8,591
McGraw-Hill Companies                                 6,384                 434,623
News Corp Cl A                                    1,396,841              29,626,998
Time Warner                                         878,786              18,489,657
Time Warner Cable Cl A                               31,945(b)            1,251,286
Viacom Cl B                                         144,119(b)            5,999,674
Virgin Media                                      4,227,312(h)          103,019,592
Vivendi                                             515,958(c)           22,282,671
Walt Disney                                         174,480               5,956,747
WorldSpace Cl A                                     141,807(b,e)            684,928
XM Satellite Radio Holdings Cl A                  1,680,481(b,h)         19,779,261
                                                                    ---------------
Total                                                                   233,632,775
-----------------------------------------------------------------------------------

METALS & MINING (1.5%)
Alcan                                                19,301(c)            1,569,171
Alcoa                                               173,133               7,017,080
Allegheny Technologies                                8,603                 902,283
Barrick Gold                                         79,985(c)            2,325,164
Coeur d'Alene Mines                               1,953,021(b)            7,011,345
Freeport-McMoRan Copper & Gold                       31,617               2,618,520
Goldcorp                                             68,058(c)            1,612,294
Harmony Gold Mining ADR                              80,671(b,c)          1,151,175
Lihir Gold                                        6,175,450(b,c)         15,706,647
Newmont Mining                                      245,651               9,595,128
Nucor                                                25,400               1,489,710
Stillwater Mining                                    87,924(b)              968,043
                                                                    ---------------
Total                                                                    51,966,560
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.9%)
Dillard's Cl A                                       11,496                 413,051
JC Penney                                            78,024               5,647,377
Kohl's                                               53,137(b)            3,774,321
Macy's                                               81,612               3,246,525
Nordstrom                                            54,375               2,779,650
Target                                              253,916              16,149,058
                                                                    ---------------
Total                                                                    32,009,982
-----------------------------------------------------------------------------------

MULTI-UTILITIES (0.7%)
Ameren                                               17,427                 854,097
CenterPoint Energy                                   26,997                 469,748
CMS Energy                                           18,831                 323,893
Consolidated Edison                                  21,732                 980,548
Dominion Resources                                  139,751              12,061,909
DTE Energy                                           14,941                 720,455
Integrys Energy Group                                 6,340                 321,628
KeySpan                                              14,811                 621,766
NiSource                                             23,100                 478,401
PG&E                                                 29,591               1,340,472
Public Service Enterprise Group                      21,321               1,871,557
Sempra Energy                                        22,177               1,313,544

                                                                             See
accompanying notes to investments in securities.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  213

RiverSource VP - Large Cap Equity Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
MULTI-UTILITIES (CONT.)
TECO Energy                                          17,679                $303,725
Xcel Energy                                         158,816(e)            3,250,964
                                                                    ---------------
Total                                                                    24,912,707
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (7.4%)
Anadarko Petroleum                                   21,352               1,110,090
Apache                                                7,484                 610,620
BP ADR                                              132,213(c)            9,537,846
Canadian Natural Resources                            6,890(c)              457,152
Chesapeake Energy                                    31,673               1,095,886
Chevron                                             571,841              48,171,885
ConocoPhillips                                      281,312              22,082,992
CONSOL Energy                                        15,592                 718,947
Devon Energy                                         51,705               4,047,984
El Paso                                              54,812                 944,411
Exxon Mobil                                       1,403,268             117,706,119
Newfield Exploration                                 12,571(b)              572,609
Occidental Petroleum                                106,442               6,160,863
Peabody Energy                                       21,793               1,054,345
Petroleo Brasileiro ADR                               4,817(c)              584,158
Range Resources                                       1,393                  52,112
Royal Dutch Shell ADR                                27,042(c)            2,195,810
Ship Finance Intl                                    67,096(c)            1,991,409
Spectra Energy                                       50,358               1,307,294
Sunoco                                                6,189                 493,140
Total                                               374,958(c)           30,580,025
Valero Energy                                       106,149               7,840,165
Williams Companies                                   48,127               1,521,776
XTO Energy                                           27,222               1,636,042
                                                                    ---------------
Total                                                                   262,473,680
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.5%)
Bowater                                             106,781(e)            2,664,186
Intl Paper                                          150,121               5,862,225
MeadWestvaco                                         15,391                 543,610
Weyerhaeuser                                         95,842(g)            7,564,809
                                                                    ---------------
Total                                                                    16,634,830
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.1%)
Avon Products                                        37,204               1,367,247
Estee Lauder Companies Cl A                           9,808                 446,362
Herbalife                                            14,758(c)              585,155
                                                                    ---------------
Total                                                                     2,398,764
-----------------------------------------------------------------------------------

PHARMACEUTICALS (6.6%)
AstraZeneca                                         434,991(c)           23,436,159
Bristol-Myers Squibb                                790,118              24,936,124
Eli Lilly & Co                                      382,810              21,391,423
Johnson & Johnson                                   174,763              10,768,896
Merck & Co                                          982,708              48,938,857
Novartis ADR                                         38,729(c)            2,171,535
Pfizer                                            2,534,331              64,802,843
Roche Holding                                        14,790(c)            2,632,832
Schering-Plough                                     652,233              19,853,973

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
PHARMACEUTICALS (CONT.)
Teva Pharmaceutical Inds ADR                         54,466(c)           $2,246,723
Wyeth                                               246,289              14,122,211
                                                                    ---------------
Total                                                                   235,301,576
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.4%)
Annaly Capital Management                            51,106                 736,949
Apartment Investment & Management Cl A               50,166               2,529,369
Archstone-Smith Trust                                18,588               1,098,737
AvalonBay Communities                                 6,693                 795,664
Boston Properties                                    10,033               1,024,670
Developers Diversified Realty                        10,694                 563,681
Equity Residential                                   24,800               1,131,624
HomeBanc                                             95,310                 121,044
Host Hotels & Resorts                                43,928               1,015,615
Kimco Realty                                         19,066                 725,843
Plum Creek Timber                                    14,955                 623,025
ProLogis                                             21,613               1,229,780
Public Storage                                       10,348                 794,933
Simon Property Group                                  3,642                 338,852
Vornado Realty Trust                                 10,997               1,207,910
                                                                    ---------------
Total                                                                    13,937,696
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (--%)
CB Richard Ellis Group Cl A                          15,755(b)              575,058
-----------------------------------------------------------------------------------

ROAD & RAIL (0.3%)
CSX                                                  43,273               1,950,747
Hertz Global Holdings                               287,557(b)            7,640,390
Norfolk Southern                                     32,313               1,698,694
                                                                    ---------------
Total                                                                    11,289,831
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.6%)
Applied Materials                                    48,128                 956,303
Atmel                                             2,285,325(b)           12,706,407
Broadcom Cl A                                        97,675(b)            2,856,994
Cypress Semiconductor                               191,224(b)            4,453,607
Intel                                             1,519,556              36,104,650
KLA-Tencor                                           16,847                 925,743
LSI                                               1,340,513(b)           10,067,253
Maxim Integrated Products                            50,623               1,691,314
Natl Semiconductor                                   23,067                 652,104
NVIDIA                                               12,676(b)              523,646
PMC-Sierra                                          148,218(b)            1,145,725
Spansion Cl A                                     1,341,224(b)           14,887,586
Texas Instruments                                    90,831               3,417,971
United Microelectronics ADR                         220,187(c)              753,040
Xilinx                                               25,998                 695,966
                                                                    ---------------
Total                                                                    91,838,309
-----------------------------------------------------------------------------------

SOFTWARE (2.3%)
Adobe Systems                                        97,526(b)            3,915,669
BEA Systems                                          96,712(b)            1,323,987
Business Objects ADR                                 19,239(b,c)            747,243
Cadence Design Systems                               50,093(b)            1,100,042
Citrix Systems                                       79,796(b)            2,686,731

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SOFTWARE (CONT.)
Compuware                                            87,619(b)           $1,039,161
Electronic Arts                                      11,752(b)              556,105
Microsoft                                         1,510,710              44,520,625
Oracle                                              305,372(b)            6,018,882
Quest Software                                       36,811(b)              595,970
Red Hat                                              85,465(b)            1,904,160
Salesforce.com                                        8,679(b)              371,982
Symantec                                            747,616(b)           15,101,843
TIBCO Software                                       40,744(b)              368,733
Transaction Systems Architects                       35,574(b)            1,197,421
                                                                    ---------------
Total                                                                    81,448,554
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (1.3%)
Abercrombie & Fitch Cl A                              7,490                 546,620
AutoNation                                           12,698(b)              284,943
AutoZone                                              4,190(b)              572,438
Best Buy                                             24,610(g)            1,148,549
Gap                                                 138,274               2,641,033
Home Depot                                          312,591              12,300,455
Limited Brands                                      100,042               2,746,153
Lowe's Companies                                    339,938              10,432,697
Office Depot                                         39,145(b)            1,186,094
OfficeMax                                             6,325                 248,573
RadioShack                                           11,489                 380,745
Sherwin-Williams                                      9,413                 625,682
Staples                                              60,479               1,435,167
TJX Companies                                       353,746               9,728,015
                                                                    ---------------
Total                                                                    44,277,164
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Jones Apparel Group                                   9,151                 258,516
Liz Claiborne                                         8,727                 325,517
Nike Cl B                                            31,883               1,858,460
Polo Ralph Lauren                                     3,911                 383,708
VF                                                    7,596                 695,642
                                                                    ---------------
Total                                                                     3,521,843
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.5%)
Countrywide Financial                               691,568              25,138,497
Fannie Mae                                          228,027              14,897,004
Freddie Mac                                         199,502              12,109,771
                                                                    ---------------
Total                                                                    52,145,272
-----------------------------------------------------------------------------------

TOBACCO (1.5%)
Altria Group                                        723,860              50,771,540
Reynolds American                                    14,463                 942,988
UST                                                  13,548                 727,663
                                                                    ---------------
Total                                                                    52,442,191
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (4.0%)
ALLTEL                                              246,918              16,679,311
Clearwire Cl A                                      211,818(b,e)          5,174,714
Hutchison Telecommunications Intl                 6,518,928(c)            8,403,990
Millicom Intl Cellular                               58,888(b,c)          5,396,496
Orascom Telecom Holding GDR                          42,182(c,e)          2,737,612

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 214 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Large Cap Equity Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
WIRELESS TELECOMMUNICATION SERVICES (CONT.)
Sprint Nextel                                     1,547,435             $32,047,379
Vivo Participacoes ADR                              698,416(c)            3,499,064
Vodafone Group                                   16,192,886(c)           54,563,434
Vodafone Group ADR                                  330,810(c)           11,125,140
                                                                    ---------------
Total                                                                   139,627,140
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $2,935,117,773)                                               $3,373,799,724
-----------------------------------------------------------------------------------

OPTIONS PURCHASED (0.1%)
                                                                     EXERCISE           EXPIRATION
ISSUER                                          CONTRACTS             PRICE                DATE                   VALUE(A)
CALLS
QUALCOMM                                             397              $50.00            Jan. 2008                  $79,400
Virgin Media                                       3,790               27.50            Jan. 2008                  549,550
--------------------------------------------------------------------------------------------------------------------------

OPTIONS PURCHASED (CONTINUED)
                                                                     EXERCISE           EXPIRATION
ISSUER                                          CONTRACTS             PRICE                DATE                   VALUE(A)

PUTS
Oil Service Sector Index                             197             $215.00           Sept. 2007                  $32,505
XM Satellite Radio Holdings Cl A                  10,306               15.00            Jan. 2008                3,813,220
--------------------------------------------------------------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(Cost: $3,928,331)                                                                                              $4,474,675
--------------------------------------------------------------------------------------------------------------------------

MONEY MARKET FUND (4.0%)(f)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                138,971,842(j)         $138,971,842
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $138,971,842)                                                   $138,971,842
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $3,078,017,946)(l)                                            $3,517,246,241
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2007, the value of foreign securities represented 9.1% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e) At June 30, 2007, security was partially or fully on loan. See Note 6 to the financial statements.

(f) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.7% of net assets. See Note 6 to the financial statements. Cash collateral received for open options contracts is invested in an affiliated money market fund and represents 0.04% of net assets. See Note 1 to the financial statements. 3.3% of net assets is the Fund's cash equivalent position.

(g) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 8 to the financial statements):

TYPE OF SECURITY                                                     CONTRACTS
------------------------------------------------------------------------------
PURCHASE CONTRACTS
S&P 500 Index, Sept. 2007                                               94

(h) At June 30, 2007, securities valued at $21,271,349 were held to cover open call options written as follows (see Note 8 to the financial statements):

                                                                                  EXERCISE          EXPIRATION
ISSUER                                                          CONTRACTS          PRICE               DATE             VALUE(A)
--------------------------------------------------------------------------------------------------------------------------------
Virgin Media                                                      3,751            $30.00            Jan. 2008          $271,948
XM Satellite Radio Holdings Cl A                                 10,306             20.00            Jan. 2008           231,885
Total value                                                                                                             $503,833

     At June 30, 2007, cash or short-term securities were designated to cover open put options written as follows (see Note 8 to the financial statements):

                                                                                  EXERCISE         EXPIRATION
ISSUER                                                          CONTRACTS          PRICE              DATE             VALUE(A)
--------------------------------------------------------------------------------------------------------------------------------
XM Satellite Radio Holdings Cl A                                 10,306            $12.50          Jan. 2008          $1,983,905

(i)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at June 30, 2007, is as follows:

                                                                     ACQUISITION
SECURITY                                                                DATES                     COST
----------------------------------------------------------------------------------------------------------
KKR Private Equity Investors LP Unit                            05-01-06 thru 06-18-07         $13,817,037
Oaktree Capital Group LLC Cl A Unit                                    05-21-07                  4,312,000

(j)  Affiliated Money Market Fund - See Note 10 to the financial statements.

(k) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the value of these securities amounted to $4,018,000 or 0.1% of net assets.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  215

RiverSource VP - Large Cap Equity Fund

(l) At June 30, 2007, the cost of securities for federal income tax purposes was approximately $3,078,018,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $488,022,000
Unrealized depreciation                                               (48,794,000)
---------------------------------------------------------------------------------
Net unrealized appreciation                                          $439,228,000
---------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.

--------------------------------------------------------------------------------

 216 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - Large Cap Value Fund
JUNE 30, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (96.3%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (4.1%)
Boeing                                                1,737                $167,030
DRS Technologies                                        704                  40,318
General Dynamics                                        694                  54,285
Goodrich                                              2,584                 153,903
Honeywell Intl                                        4,728                 266,091
L-3 Communications Holdings                             809                  78,789
Lockheed Martin                                       1,585                 149,196
Northrop Grumman                                      1,259                  98,038
United Technologies                                   1,500                 106,395
                                                                    ---------------
Total                                                                     1,114,045
-----------------------------------------------------------------------------------

BEVERAGES (0.9%)
Coca-Cola                                             1,727                  90,339
Constellation Brands Cl A                             1,234(b)               29,962
PepsiCo                                               1,721                 111,607
                                                                    ---------------
Total                                                                       231,908
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (0.3%)
Amgen                                                   494(b)               27,313
Biogen Idec                                             799(b)               42,747
                                                                    ---------------
Total                                                                        70,060
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (0.3%)
Masco                                                 2,635                  75,018
-----------------------------------------------------------------------------------

CAPITAL MARKETS (4.9%)
Bank of New York Mellon                               3,272                 135,592
Blackstone Group LP                                     835(b)               24,440
Franklin Resources                                      207                  27,421
Goldman Sachs Group                                     393                  85,183
KKR Private Equity Investors LP Unit                  1,683(e)               37,868
Lehman Brothers Holdings                              4,214                 314,027
Merrill Lynch & Co                                    3,256                 272,136
Morgan Stanley                                        3,839                 322,016
Oaktree Capital Group LLC Cl A Unit                   1,000(b,e,f)           41,000
State Street                                            603                  41,245
T Rowe Price Group                                      820                  42,550
                                                                    ---------------
Total                                                                     1,343,478
-----------------------------------------------------------------------------------

CHEMICALS (1.3%)
Ashland                                                 394                  25,196
Dow Chemical                                          4,401                 194,612
Eastman Chemical                                      1,082                  69,605
EI du Pont de Nemours & Co                            1,339                  68,075
                                                                    ---------------
Total                                                                       357,488
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

COMMERCIAL BANKS (3.1%)
Fifth Third Bancorp                                     637                 $25,333
PNC Financial Services Group                          1,306                  93,483
US Bancorp                                            5,405                 178,095
Wachovia                                              5,392                 276,341
Wells Fargo & Co                                      7,676                 269,965
                                                                    ---------------
Total                                                                       843,217
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.1%)
Avery Dennison                                          371                  24,664
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.9%)
Alcatel-Lucent                                          499(c)                7,010
Alcatel-Lucent ADR                                    4,350(c)               60,900
Avaya                                                 1,976(b)               33,276
Cisco Systems                                         3,679(b)              102,460
Motorola                                              4,568                  80,854
Nokia ADR                                             2,344(c)               65,890
QUALCOMM                                                987                  42,826
Telefonaktiebolaget LM Ericsson ADR                   2,835(c)              113,088
                                                                    ---------------
Total                                                                       506,304
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.6%)
Dell                                                  1,139(b)               32,518
Hewlett-Packard                                       5,534                 246,927
Intl Business Machines                                3,226                 339,537
SanDisk                                               1,554(b)               76,053
                                                                    ---------------
Total                                                                       695,035
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.2%)
Fluor                                                   280                  31,184
KBR                                                   1,110(b)               29,115
                                                                    ---------------
Total                                                                        60,299
-----------------------------------------------------------------------------------

CONSUMER FINANCE (1.5%)
American Express                                      1,974                 120,769
Capital One Financial                                 3,781                 296,582
                                                                    ---------------
Total                                                                       417,351
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.3%)
Temple-Inland                                         1,261                  77,589
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (8.7%)
Bank of America                                      18,686                 913,559
Citigroup                                            18,620                 955,020
JPMorgan Chase & Co                                  10,452                 506,399
                                                                    ---------------
Total                                                                     2,374,978
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (4.8%)
AT&T                                                 15,961                 662,382
Citizens Communications                               2,301                  35,136
Deutsche Telekom                                      1,561(c)               28,922
Embarq                                                  660                  41,824

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
DIVERSIFIED TELECOMMUNICATION SERVICES (CONT.)
Verizon Communications                               12,280                $505,568
Windstream                                            2,309                  34,081
                                                                    ---------------
Total                                                                     1,307,913
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (3.0%)
Entergy                                               1,586                 170,257
Exelon                                                3,278                 237,982
FPL Group                                               834                  47,321
Hawaiian Electric Inds                                1,559                  36,933
Pinnacle West Capital                                   549                  21,878
PPL                                                   1,839                  86,047
Progress Energy                                         530                  24,163
Southern                                              5,334                 182,903
                                                                    ---------------
Total                                                                       807,484
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.3%)
Emerson Electric                                      1,983                  92,804
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.2%)
Baker Hughes                                            367                  30,876
Cameron Intl                                            616(b)               44,026
Halliburton                                           1,493                  51,509
Natl Oilwell Varco                                      423(b)               44,094
Pride Intl                                            1,018(b)               38,134
Transocean                                              380(b)               40,272
Weatherford Intl                                      1,405(b)               77,611
                                                                    ---------------
Total                                                                       326,522
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.9%)
CVS Caremark                                          2,872                 104,684
Safeway                                                 371                  12,625
Wal-Mart Stores                                       2,908                 139,904
                                                                    ---------------
Total                                                                       257,213
-----------------------------------------------------------------------------------

FOOD PRODUCTS (1.2%)
Campbell Soup                                         1,425                  55,304
General Mills                                           977                  57,076
Kellogg                                               2,268                 117,460
Kraft Foods Cl A                                      2,935                 103,459
                                                                    ---------------
Total                                                                       333,299
-----------------------------------------------------------------------------------

GAS UTILITIES (0.3%)
ONEOK                                                 1,871                  94,317
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Bausch & Lomb                                           591                  41,039
Boston Scientific                                     7,004(b)              107,441
                                                                    ---------------
Total                                                                       148,480
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.3%)
Aetna                                                 2,725                 134,616
Cardinal Health                                         958                  67,673
CIGNA                                                 1,392                  72,690
McKesson                                                558                  33,279
UnitedHealth Group                                      938                  47,969
                                                                    ---------------
Total                                                                       356,227
-----------------------------------------------------------------------------------

                                                                             See
accompanying notes to investments in securities.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  217

RiverSource VP - Large Cap Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

HOTELS, RESTAURANTS & LEISURE (1.1%)
Carnival Unit                                           341                 $16,631
Intl Game Technology                                    343                  13,617
Marriott Intl Cl A                                    2,306                  99,711
McDonald's                                            2,406                 122,129
Pinnacle Entertainment                                1,401(b)               39,438
                                                                    ---------------
Total                                                                       291,526
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.7%)
DR Horton                                             3,776                  75,255
Hovnanian Enterprises Cl A                            2,738(b)               45,259
Lennar Cl A                                             794                  29,029
Standard-Pacific                                      1,930                  33,833
                                                                    ---------------
Total                                                                       183,376
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.0%)
Colgate-Palmolive                                     1,711                 110,958
Procter & Gamble                                      1,700                 104,023
Spectrum Brands                                       7,996(b)               54,133
                                                                    ---------------
Total                                                                       269,114
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.7%)
3M                                                      481                  41,746
General Electric                                     14,435                 552,572
Tyco Intl                                             4,193                 141,681
                                                                    ---------------
Total                                                                       735,999
-----------------------------------------------------------------------------------

INSURANCE (6.8%)
ACE                                                   3,511(c)              219,508
AFLAC                                                 2,663                 136,878
American Intl Group                                   7,499                 525,155
Aon                                                     697                  29,699
Arch Capital Group                                      465(b,c)             33,731
Chubb                                                 1,524                  82,509
Endurance Specialty Holdings                            747(c)               29,910
Hartford Financial Services Group                     3,726                 367,048
MetLife                                               1,289                  83,115
Prudential Financial                                  2,664                 259,021
XL Capital Cl A                                         846(c)               71,309
                                                                    ---------------
Total                                                                     1,837,883
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.3%)
Liberty Media - Interactive Cl A                      3,551(b,d)             79,294
-----------------------------------------------------------------------------------

IT SERVICES (1.2%)
Affiliated Computer Services Cl A                     1,835(b)              104,081
Automatic Data Processing                             1,359                  65,871
Electronic Data Systems                               1,394                  38,656
First Data                                            2,070                  67,627
HCL Technologies                                      1,770(c)               14,958
Paychex                                                 735                  28,753
                                                                    ---------------
Total                                                                       319,946
-----------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.1%)
PerkinElmer                                             618                  16,105
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

MACHINERY (2.1%)
Caterpillar                                           2,015                $157,774
Deere & Co                                              953                 115,065
Flowserve                                             1,036                  74,178
Illinois Tool Works                                     639                  34,627
Ingersoll-Rand Cl A                                     763(c)               41,828
ITT                                                     770                  52,576
Parker Hannifin                                       1,016                  99,477
                                                                    ---------------
Total                                                                       575,525
-----------------------------------------------------------------------------------

MEDIA (5.3%)
Citadel Broadcasting                                    324                   2,088
Comcast Cl A                                          5,678(b)              159,665
Comcast Special Cl A                                  3,663(b)              102,417
EchoStar Communications Cl A                          1,000(b)               43,370
Liberty Media - Capital Series A                          2(b,d)                235
News Corp Cl A                                       10,848                 230,086
Time Warner                                          12,525                 263,527
Viacom Cl B                                           2,012(b)               83,760
Virgin Media                                         10,274                 250,377
Vivendi                                               3,602(c)              155,560
Walt Disney                                           4,215                 143,900
                                                                    ---------------
Total                                                                     1,434,985
-----------------------------------------------------------------------------------

METALS & MINING (0.5%)
Alcan                                                   459(c)               37,317
Alcoa                                                 2,333                  94,556
                                                                    ---------------
Total                                                                       131,873
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.9%)
JC Penney                                               679                  49,146
Macy's                                                1,000                  39,780
Target                                                2,596                 165,106
                                                                    ---------------
Total                                                                       254,032
-----------------------------------------------------------------------------------

MULTI-UTILITIES (1.1%)
Dominion Resources                                    2,665                 230,016
Xcel Energy                                           2,909                  59,547
                                                                    ---------------
Total                                                                       289,563
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (11.0%)
Anadarko Petroleum                                      514                  26,723
BP ADR                                                1,942(c)              140,096
Chesapeake Energy                                       741                  25,639
Chevron                                               7,335                 617,900
ConocoPhillips                                        5,898                 462,993
Devon Energy                                          1,209                  94,653
Exxon Mobil                                          14,990               1,257,361
Royal Dutch Shell ADR                                   632(c)               51,318
Total                                                 2,783(c)              226,970
Valero Energy                                           640                  47,270
XTO Energy                                              448                  26,925
                                                                    ---------------
Total                                                                     2,977,848
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

PAPER & FOREST PRODUCTS (1.2%)
Bowater                                               2,563                 $63,947
Intl Paper                                            2,704                 105,591
Weyerhaeuser                                          1,859                 146,731
                                                                    ---------------
Total                                                                       316,269
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.1%)
Herbalife                                               351(c)               13,917
-----------------------------------------------------------------------------------

PHARMACEUTICALS (5.8%)
Bristol-Myers Squibb                                  7,709                 243,296
Eli Lilly & Co                                        1,662                  92,873
Johnson & Johnson                                     1,339                  82,509
Merck & Co                                            5,695                 283,611
Novartis ADR                                            905(c)               50,743
Pfizer                                               23,240                 594,247
Schering-Plough                                       4,708                 143,312
Wyeth                                                 1,566                  89,794
                                                                    ---------------
Total                                                                     1,580,385
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.2%)
Apartment Investment & Management Cl A                  980                  49,411
HomeBanc                                              1,162                   1,476
                                                                    ---------------
Total                                                                        50,887
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.9%)
Atmel                                                12,184(b)               67,743
Cypress Semiconductor                                 4,471(b)              104,130
Intel                                                 7,555                 179,507
LSI                                                   5,267(b)               39,555
Spansion Cl A                                         9,780(b)              108,558
Texas Instruments                                       451                  16,971
United Microelectronics ADR                           1,655(c)                5,660
                                                                    ---------------
Total                                                                       522,124
-----------------------------------------------------------------------------------

SOFTWARE (1.5%)
BEA Systems                                           2,310(b)               31,624
Cadence Design Systems                                1,189(b)               26,110
Compuware                                             2,091(b)               24,799
Microsoft                                             5,192                 153,008
Oracle                                                2,456(b)               48,408
Quest Software                                          843(b)               13,648
Symantec                                              3,874(b)               78,255
TIBCO Software                                          893(b)                8,082
Transaction Systems Architects                          438(b)               14,743
                                                                    ---------------
Total                                                                       398,677
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (1.4%)
Best Buy                                                585                  27,302
Gap                                                   1,461                  27,905
Home Depot                                            2,550                 100,343
Limited Brands                                        2,117                  58,112
Lowe's Companies                                      3,524                 108,151
TJX Companies                                         2,394                  65,835
                                                                    ---------------
Total                                                                       387,648
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 218 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Large Cap Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

THRIFTS & MORTGAGE FINANCE (2.7%)
Countrywide Financial                                 8,652                $314,500
Fannie Mae                                            3,493                 228,198
Freddie Mac                                           3,297                 200,128
                                                                    ---------------
Total                                                                       742,826
-----------------------------------------------------------------------------------

TOBACCO (1.4%)
Altria Group                                          5,597                 392,574
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

WIRELESS TELECOMMUNICATION SERVICES (1.6%)
ALLTEL                                                1,938                $130,912
Sprint Nextel                                         9,969                 206,457
Vodafone Group ADR                                    3,285(c)              110,475
                                                                    ---------------
Total                                                                       447,844
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $22,661,236)                                                     $26,165,913
-----------------------------------------------------------------------------------

MONEY MARKET FUND (3.6%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                    978,811(g)             $978,811
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $978,811)                                                           $978,811
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $23,640,047)(h)                                                  $27,144,724
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2007, the value of foreign securities represented 5.4% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at June 30, 2007, is as follows:

                                                                     ACQUISITION
SECURITY                                                                DATES                   COST
------------------------------------------------------------------------------------------------------
KKR Private Equity Investors LP Unit                            05-01-06 thru 06-18-07         $40,569
Oaktree Capital Group LLC Cl A Unit*                                   05-21-07                 44,000

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the value of these securities amounted to $41,000 or 0.2% of net assets.

(g)  Affiliated Money Market Fund - See Note 10 to the financial statements.

(h) At June 30, 2007, the cost of securities for federal income tax purposes was approximately $23,640,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $3,731,000
Unrealized depreciation                                                (226,000)
-------------------------------------------------------------------------------
Net unrealized appreciation                                          $3,505,000
-------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  219

INVESTMENTS IN SECURITIES

RiverSource VP - Mid Cap Growth Fund
JUNE 30, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (97.0%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (1.4%)
Cubic                                                21,818                $658,467
Precision Castparts                                  22,560               2,737,882
Rockwell Collins                                     83,712               5,913,416
                                                                    ---------------
Total                                                                     9,309,765
-----------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.7%)
CH Robinson Worldwide                                32,692               1,716,984
UTI Worldwide                                       113,558(c)            3,042,219
                                                                    ---------------
Total                                                                     4,759,203
-----------------------------------------------------------------------------------

AIRLINES (1.2%)
AMR                                                  61,314(b)            1,615,624
Southwest Airlines                                  222,512               3,317,654
UAL                                                  42,811(b)            1,737,698
US Airways Group                                     44,255(b)            1,339,599
                                                                    ---------------
Total                                                                     8,010,575
-----------------------------------------------------------------------------------

AUTOMOBILES (0.7%)
Harley-Davidson                                      77,182               4,600,819
-----------------------------------------------------------------------------------

BEVERAGES (0.7%)
Hansen Natural                                       17,136(b)              736,505
Pepsi Bottling Group                                105,114               3,540,240
                                                                    ---------------
Total                                                                     4,276,745
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (3.8%)
Amylin Pharmaceuticals                              119,821(b)            4,931,832
Applera-Celera Group                                663,880(b,d)          8,232,111
Biogen Idec                                          32,099(b)            1,717,297
Cephalon                                             36,108(b)            2,902,722
OSI Pharmaceuticals                                  93,561(b)            3,387,844
Vertex Pharmaceuticals                              116,560(b)            3,328,954
                                                                    ---------------
Total                                                                    24,500,760
-----------------------------------------------------------------------------------

CAPITAL MARKETS (6.2%)
E*TRADE Financial                                   195,069(b)            4,309,074
Fortress Investment Group LLC Cl A                   26,029(e)              620,011
Legg Mason                                           38,589               3,796,386
Northern Trust                                       91,671               5,888,945
T Rowe Price Group                                  260,650              13,525,128
TD Ameritrade Holding                               625,895(b)           12,517,900
                                                                    ---------------
Total                                                                    40,657,444
-----------------------------------------------------------------------------------

CHEMICALS (0.9%)
Sigma-Aldrich                                       133,262               5,686,290
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (0.6%)
TCF Financial                                       129,408               3,597,542
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.7%)
Cintas                                              167,922               6,621,164
Monster Worldwide                                   111,636(b)            4,588,240
Robert Half Intl                                    182,733               6,669,755
                                                                    ---------------
Total                                                                    17,879,159
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

COMMUNICATIONS EQUIPMENT (3.2%)
Ciena                                               183,283(b)           $6,622,014
F5 Networks                                          40,708(b)            3,281,065
Foundry Networks                                    270,004(b)            4,498,267
Juniper Networks                                    262,110(b)            6,597,309
                                                                    ---------------
Total                                                                    20,998,655
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.9%)
Data Domain                                          13,119(b)              301,737
Isilon Systems                                       68,256(b)            1,052,508
Network Appliance                                   104,110(b)            3,040,012
Qimonda ADR                                         101,755(b,c)          1,572,115
SanDisk                                             132,449(b)            6,482,053
                                                                    ---------------
Total                                                                    12,448,425
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.2%)
Fluor                                                43,117               4,801,940
Foster Wheeler                                       27,409(b)            2,932,489
                                                                    ---------------
Total                                                                     7,734,429
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.2%)
Martin Marietta Materials                             9,972               1,615,663
-----------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.4%)
Strayer Education                                    21,509               2,832,950
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.7%)
NYSE Euronext                                        59,250               4,361,985
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
Level 3 Communications                              427,249(b)            2,499,407
Time Warner Telecom Cl A                            225,289(b)            4,528,309
                                                                    ---------------
Total                                                                     7,027,716
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.4%)
Allegheny Energy                                     45,454(b)            2,351,790
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.5%)
FuelCell Energy                                      91,169(b)              722,058
Hubbell Cl B                                        101,935               5,526,916
Rockwell Automation                                  50,890               3,533,802
                                                                    ---------------
Total                                                                     9,782,776
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
Amphenol Cl A                                        91,724               3,269,961
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (4.4%)
BJ Services                                         235,796               6,706,038
ENSCO Intl                                          139,618               8,518,094
Helmerich & Payne                                    37,587               1,331,332
Natl Oilwell Varco                                   18,795(b)            1,959,191
Patterson-UTI Energy                                 68,751               1,801,964
Smith Intl                                           83,844               4,916,612
TETRA Technologies                                  125,925(b)            3,551,085
                                                                    ---------------
Total                                                                    28,784,316
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.5%)
Whole Foods Market                                   92,395(e)            3,538,729
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

FOOD PRODUCTS (1.9%)
Hershey                                             100,929              $5,109,026
HJ Heinz                                             68,571               3,255,065
WM Wrigley Jr                                        77,652               4,294,932
                                                                    ---------------
Total                                                                    12,659,023
-----------------------------------------------------------------------------------

GAS UTILITIES (0.5%)
Questar                                              56,812               3,002,514
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.3%)
Hologic                                              32,464(b)            1,795,584
ResMed                                              106,226(b)            4,382,885
St. Jude Medical                                    324,934(b)           13,481,511
Varian Medical Systems                               40,743(b)            1,731,985
                                                                    ---------------
Total                                                                    21,391,965
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.9%)
Express Scripts                                      76,482(b)            3,824,865
Humana                                              128,053(b)            7,799,708
Lincare Holdings                                    134,781(b)            5,371,023
Patterson Companies                                  46,298(b)            1,725,526
                                                                    ---------------
Total                                                                    18,721,122
-----------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (0.5%)
Cerner                                               61,001(b)            3,383,725
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (3.3%)
Brinker Intl                                         84,186               2,464,124
Hilton Hotels                                       138,017               4,619,429
Intl Game Technology                                122,628               4,868,332
Panera Bread Cl A                                   126,659(b)            5,833,913
Starwood Hotels & Resorts Worldwide                  60,759               4,075,106
                                                                    ---------------
Total                                                                    21,860,904
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.3%)
Harman Intl Inds                                     18,668               2,180,422
-----------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.8%)
AES                                                 245,026(b)            5,361,169
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (3.7%)
Akamai Technologies                                  64,095(b)            3,117,581
Ariba                                               456,183(b)            4,520,774
VeriSign                                            258,100(b)            8,189,513
VistaPrint                                          215,853(b)            8,256,377
                                                                    ---------------
Total                                                                    24,084,245
-----------------------------------------------------------------------------------

IT SERVICES (1.2%)
Fiserv                                               36,944(b)            2,098,419
VeriFone Holdings                                   165,068(b)            5,818,647
                                                                    ---------------
Total                                                                     7,917,066
-----------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (1.0%)
Invitrogen                                           26,653(b)            1,965,659
Techne                                               82,952(b)            4,745,684
                                                                    ---------------
Total                                                                     6,711,343
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 220 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Mid Cap Growth Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

MACHINERY (1.6%)
ITT                                                  43,312              $2,957,343
Joy Global                                          130,500               7,612,065
                                                                    ---------------
Total                                                                    10,569,408
-----------------------------------------------------------------------------------

MEDIA (2.4%)
Lamar Advertising Cl A                               42,356               2,658,263
Sirius Satellite Radio                            2,959,331(b,e)          8,937,179
XM Satellite Radio Holdings Cl A                    339,730(b)            3,998,622
                                                                    ---------------
Total                                                                    15,594,064
-----------------------------------------------------------------------------------

METALS & MINING (0.8%)
Allegheny Technologies                               28,732               3,013,412
Freeport-McMoRan Copper & Gold                       28,006               2,319,457
                                                                    ---------------
Total                                                                     5,332,869
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (4.3%)
Denbury Resources                                   156,591(b)            5,872,163
El Paso                                             248,256               4,277,451
Murphy Oil                                           35,486               2,109,288
Newfield Exploration                                188,622(b)            8,591,731
Southwestern Energy                                  33,302(b)            1,481,939
Williams Companies                                  174,324               5,512,125
                                                                    ---------------
Total                                                                    27,844,697
-----------------------------------------------------------------------------------

PHARMACEUTICALS (3.7%)
Allergan                                            119,140               6,867,230
Endo Pharmaceuticals Holdings                       298,457(b)           10,216,182
Forest Laboratories                                  58,884(b)            2,688,055
Sepracor                                            107,545(b)            4,411,496
                                                                    ---------------
Total                                                                    24,182,963
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.7%)
Alexandria Real Estate Equities                      15,980               1,547,184
Camden Property Trust                                22,589               1,512,785
Federal Realty Investment Trust                      19,238               1,486,328
                                                                    ---------------
Total                                                                     4,546,297
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.7%)
St. Joe                                              94,563(e)            4,382,049
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (9.1%)
Analog Devices                                       41,512              $1,562,512
Broadcom Cl A                                        50,298(b)            1,471,217
FormFactor                                           82,130(b)            3,145,579
Hittite Microwave                                    60,909(b)            2,602,642
Intersil Cl A                                        56,878               1,789,382
KLA-Tencor                                           75,757               4,162,847
Kulicke & Soffa Inds                                293,693(b)            3,074,966
Marvell Technology Group                            201,181(b,c)          3,663,506
Maxim Integrated Products                           436,934              14,597,964
Microchip Technology                                207,767               7,695,690
Micron Technology                                   624,713(b)            7,827,654
NVIDIA                                              100,797(b)            4,163,924
PMC-Sierra                                          339,363(b)            2,623,276
Rambus                                               50,583(b)              909,482
                                                                    ---------------
Total                                                                    59,290,641
-----------------------------------------------------------------------------------

SOFTWARE (10.6%)
Adobe Systems                                        79,393(b)            3,187,629
Advent Software                                     414,533(b)           13,493,049
BEA Systems                                         570,898(b)            7,815,594
BMC Software                                         60,185(b)            1,823,606
Citrix Systems                                      221,048(b)            7,442,686
Electronic Arts                                     220,152(b)           10,417,593
Fair Isaac                                          175,215               7,029,626
Intuit                                              169,331(b)            5,093,476
Lawson Software                                     327,428(b)            3,238,263
NAVTEQ                                              148,775(b)            6,299,134
TIBCO Software                                      375,724(b)            3,400,302
                                                                    ---------------
Total                                                                    69,240,958
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (3.9%)
Abercrombie & Fitch Cl A                             41,768               3,048,229
Coldwater Creek                                     152,783(b)            3,549,149
GameStop Cl A                                       166,326(b)            6,503,346
Limited Brands                                      102,908               2,824,825
Penske Auto Group                                    81,757               1,740,607
PetSmart                                             51,152               1,659,882
TJX Companies                                       157,615               4,334,413
Urban Outfitters                                     68,312(b)            1,641,537
                                                                    ---------------
Total                                                                    25,301,988
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

TEXTILES, APPAREL & LUXURY GOODS (0.7%)
Coach                                                69,062(b)           $3,272,848
Quiksilver                                           82,115(b)            1,160,285
                                                                    ---------------
Total                                                                     4,433,133
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (1.2%)
Fastenal                                            189,656               7,939,000
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (3.0%)
American Tower Cl A                                 200,133(b)            8,405,586
Crown Castle Intl                                    55,468(b)            2,011,824
NII Holdings                                         71,247(b)            5,752,483
SBA Communications Cl A                             101,939(b)            3,424,131
                                                                    ---------------
Total                                                                    19,594,024
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $590,555,380)                                                   $633,551,286
-----------------------------------------------------------------------------------

MONEY MARKET FUND (4.7%)(f)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 30,598,126(g)          $30,598,126
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $30,598,126)                                                     $30,598,126
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $621,153,506)(h)                                                $664,149,412
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2007, the value of foreign securities represented 1.3% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e) At June 30, 2007, security was partially or fully on loan. See Note 6 to the financial statements.

(f) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 1.5% of net assets. See Note 6 to the financial statements. 3.2% of net assets is the Fund's cash equivalent position.

(g)  Affiliated Money Market Fund - See Note 10 to the financial statements.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  221

RiverSource VP - Mid Cap Growth Fund

(h) At June 30, 2007, the cost of securities for federal income tax purposes was approximately $621,154,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $62,620,000
Unrealized depreciation                                              (19,625,000)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $42,995,000
--------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.

--------------------------------------------------------------------------------

 222 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - Mid Cap Value Fund
JUNE 30, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (98.0%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (0.7%)
Goodrich                                             68,469              $4,078,014
-----------------------------------------------------------------------------------

AIRLINES (0.9%)
AMR                                                  56,188(b)            1,480,554
Continental Airlines Cl B                            52,021(b)            1,761,951
UAL                                                  23,244(b)              943,474
US Airways Group                                     34,880(b)            1,055,818
                                                                    ---------------
Total                                                                     5,241,797
-----------------------------------------------------------------------------------

AUTO COMPONENTS (0.7%)
Johnson Controls                                     23,314               2,699,062
Magna Intl Cl A                                      14,977(c)            1,362,757
                                                                    ---------------
Total                                                                     4,061,819
-----------------------------------------------------------------------------------

AUTOMOBILES (2.6%)
Ford Motor                                        1,408,504              13,268,108
General Motors                                       47,585               1,798,713
                                                                    ---------------
Total                                                                    15,066,821
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (2.3%)
American Standard Companies                         177,578              10,473,550
USG                                                  51,816(b)            2,541,057
                                                                    ---------------
Total                                                                    13,014,607
-----------------------------------------------------------------------------------

CAPITAL MARKETS (0.2%)
Invesco                                              89,697(c)            1,164,480
-----------------------------------------------------------------------------------

CHEMICALS (5.3%)
Eastman Chemical                                    102,411               6,588,100
Imperial Chemical Inds ADR                           55,453(c)            2,768,086
Lubrizol                                             51,164               3,302,636
Lyondell Chemical                                    86,849               3,223,835
Mosaic                                              185,003(b)            7,218,817
PPG Inds                                             93,506               7,116,742
                                                                    ---------------
Total                                                                    30,218,216
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (1.4%)
Comerica                                             58,657               3,488,332
Huntington Bancshares                                69,764               1,586,433
Regions Financial                                    92,797               3,071,581
                                                                    ---------------
Total                                                                     8,146,346
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (1.6%)
Deluxe                                               67,764               2,751,896
Dun & Bradstreet                                     18,262               1,880,621
Pitney Bowes                                         31,209               1,461,205
Ritchie Bros Auctioneers                             49,214(c)            3,081,781
                                                                    ---------------
Total                                                                     9,175,503
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.7%)
Tellabs                                             379,259(b)            4,080,827
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

CONSTRUCTION & ENGINEERING (1.4%)
Chicago Bridge & Iron                                84,919(c)           $3,204,843
Fluor                                                40,975               4,563,386
Insituform Technologies Cl A                         23,253(b)              507,148
                                                                    ---------------
Total                                                                     8,275,377
-----------------------------------------------------------------------------------

DISTRIBUTORS (0.2%)
Genuine Parts                                        26,387               1,308,795
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.7%)
CenturyTel                                          121,764               5,972,524
Embarq                                               18,277               1,158,213
Qwest Communications Intl                           412,828(b)            4,004,432
Windstream                                          291,051               4,295,913
                                                                    ---------------
Total                                                                    15,431,082
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.9%)
American Electric Power                              69,543               3,132,217
DPL                                                  32,266                 914,418
Edison Intl                                          87,326               4,900,736
Pinnacle West Capital                                88,485               3,526,127
PPL                                                  86,309               4,038,398
                                                                    ---------------
Total                                                                    16,511,896
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.7%)
Cooper Inds Cl A                                     99,912               5,703,976
Rockwell Automation                                  55,932               3,883,918
                                                                    ---------------
Total                                                                     9,587,894
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.8%)
Celestica                                           290,654(b,c)          1,816,588
Solectron                                           685,017(b)            2,520,862
                                                                    ---------------
Total                                                                     4,337,450
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (5.1%)
BJ Services                                          85,953               2,444,503
Cameron Intl                                         66,885(b)            4,780,271
ENSCO Intl                                           21,678               1,322,575
GlobalSantaFe                                       132,608               9,580,928
Nabors Inds                                          37,320(b,c)          1,245,742
Natl Oilwell Varco                                   26,918(b)            2,805,932
Smith Intl                                           32,505               1,906,093
Weatherford Intl                                     92,826(b)            5,127,708
                                                                    ---------------
Total                                                                    29,213,752
-----------------------------------------------------------------------------------

FOOD PRODUCTS (1.8%)
Del Monte Foods                                     224,232               2,726,661
Reddy Ice Holdings                                   81,368               2,320,615
Tyson Foods Cl A                                    231,838               5,341,548
                                                                    ---------------
Total                                                                    10,388,824
-----------------------------------------------------------------------------------

GAS UTILITIES (0.3%)
Questar                                              33,546               1,772,906
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
Hospira                                              47,591(b)            1,857,953
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

HEALTH CARE PROVIDERS & SERVICES (2.6%)
Health Management Associates Cl A                   237,777              $2,701,147
Health Net                                           95,426(b)            5,038,492
Humana                                               47,069(b)            2,866,973
McKesson                                             28,742               1,714,173
Omnicare                                             69,383               2,501,951
                                                                    ---------------
Total                                                                    14,822,736
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.8%)
Hilton Hotels                                       109,445               3,663,124
Royal Caribbean Cruises                             153,792               6,609,980
                                                                    ---------------
Total                                                                    10,273,104
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.0%)
Mohawk Inds                                          18,364(b)            1,850,908
Stanley Works                                        81,313               4,935,698
Whirlpool                                            39,803               4,426,094
                                                                    ---------------
Total                                                                    11,212,700
-----------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.5%)
Mirant                                               66,208(b)            2,823,771
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.5%)
McDermott Intl                                      132,152(b)           10,984,474
Textron                                              29,829               3,284,471
                                                                    ---------------
Total                                                                    14,268,945
-----------------------------------------------------------------------------------

INSURANCE (16.8%)
ACE                                                 171,061(c)           10,694,734
Ambac Financial Group                                24,964               2,176,611
Aon                                                 298,719              12,728,416
Axis Capital Holdings                               146,728(c)            5,964,493
Everest Re Group                                    134,297(c)           14,590,025
Lincoln Natl                                         85,090               6,037,136
Loews                                               144,753               7,379,508
MBIA                                                 34,004               2,115,729
PartnerRe                                           123,531(c)            9,573,653
Torchmark                                            55,656               3,728,952
Willis Group Holdings                                84,147(c)            3,707,517
XL Capital Cl A                                     208,158(c)           17,545,637
                                                                    ---------------
Total                                                                    96,242,411
-----------------------------------------------------------------------------------

IT SERVICES (1.8%)
Computer Sciences                                    79,101(b)            4,678,824
Electronic Data Systems                             208,379               5,778,350
                                                                    ---------------
Total                                                                    10,457,174
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (1.1%)
Eastman Kodak                                       145,558               4,050,879
Hasbro                                               69,678               2,188,586
                                                                    ---------------
Total                                                                     6,239,465
-----------------------------------------------------------------------------------

MACHINERY (6.3%)
AGCO                                                193,366(b)            8,394,018
Eaton                                               120,567              11,212,731
Ingersoll-Rand Cl A                                 175,915(c)            9,643,660

                                                                             See
accompanying notes to investments in securities.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  223

RiverSource VP - Mid Cap Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
MACHINERY (CONT.)
Manitowoc                                            55,661              $4,474,031
Terex                                                28,104(b)            2,284,855
                                                                    ---------------
Total                                                                    36,009,295
-----------------------------------------------------------------------------------

MEDIA (2.9%)
Interpublic Group of Companies                      276,005(b)            3,146,457
Natl CineMedia                                       85,143(b)            2,384,855
Regal Entertainment Group Cl A                      224,768               4,929,162
RH Donnelley                                         83,386(b)            6,318,992
                                                                    ---------------
Total                                                                    16,779,466
-----------------------------------------------------------------------------------

METALS & MINING (1.5%)
Freeport-McMoRan Copper & Gold                       69,842               5,784,314
Nucor                                                51,867               3,042,000
                                                                    ---------------
Total                                                                     8,826,314
-----------------------------------------------------------------------------------

MULTILINE RETAIL (1.4%)
Family Dollar Stores                                158,478               5,438,965
Macy's                                               58,616               2,331,744
                                                                    ---------------
Total                                                                     7,770,709
-----------------------------------------------------------------------------------

MULTI-UTILITIES (3.3%)
Consolidated Edison                                  62,635               2,826,091
DTE Energy                                           65,104               3,139,315
Energy East                                         125,884               3,284,314
NiSource                                            166,689               3,452,129
Sempra Energy                                       100,427               5,948,291
                                                                    ---------------
Total                                                                    18,650,140
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (5.3%)
El Paso                                             288,925               4,978,178
Enbridge                                            158,217(c)            5,344,569
Hess                                                 49,760               2,933,850
Newfield Exploration                                 84,172(b)            3,834,035
Pioneer Natural Resources                           104,753               5,102,519
Southwestern Energy                                 118,668(b)            5,280,726
Sunoco                                               34,241               2,728,323
                                                                    ---------------
Total                                                                    30,202,200
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

PAPER & FOREST PRODUCTS (0.5%)
MeadWestvaco                                         77,837              $2,749,203
-----------------------------------------------------------------------------------

PHARMACEUTICALS (1.4%)
King Pharmaceuticals                                104,187(b)            2,131,666
Mylan Laboratories                                  230,236               4,187,993
Watson Pharmaceuticals                               51,900(b)            1,688,307
                                                                    ---------------
Total                                                                     8,007,966
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (2.1%)
Boston Properties                                    13,199               1,348,014
Equity Residential                                   91,804               4,189,016
Rayonier                                             91,122               4,113,247
Simon Property Group                                 25,116               2,336,793
                                                                    ---------------
Total                                                                    11,987,070
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.4%)
St. Joe                                              48,261               2,236,415
-----------------------------------------------------------------------------------

ROAD & RAIL (1.6%)
CSX                                                 161,062               7,260,675
Kansas City Southern                                 52,874(b)            1,984,890
                                                                    ---------------
Total                                                                     9,245,565
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.1%)
Intersil Cl A                                       138,033               4,342,518
LSI                                                 164,774(b)            1,237,453
Maxim Integrated Products                            45,301               1,513,506
Microchip Technology                                 81,642               3,024,020
Micron Technology                                   159,850(b)            2,002,921
Natl Semiconductor                                  197,969               5,596,583
                                                                    ---------------
Total                                                                    17,717,001
-----------------------------------------------------------------------------------

SOFTWARE (1.4%)
BMC Software                                        144,452(b)            4,376,896
McAfee                                               95,866(b)            3,374,483
                                                                    ---------------
Total                                                                     7,751,379
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

TEXTILES, APPAREL & LUXURY GOODS (1.6%)
Liz Claiborne                                        84,614              $3,156,102
VF                                                   68,022               6,229,455
                                                                    ---------------
Total                                                                     9,385,557
-----------------------------------------------------------------------------------

TOBACCO (2.5%)
Loews-Carolina Group                                138,349(d)           10,690,227
Reynolds American                                    51,793               3,376,904
                                                                    ---------------
Total                                                                    14,067,131
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $479,060,350)                                                   $560,660,076
-----------------------------------------------------------------------------------

BONDS (0.2%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
Qwest Communications Intl
Sr Unsecured
  11-15-25                           3.50%         $794,000              $1,384,744
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $1,150,803)                                                       $1,384,744
-----------------------------------------------------------------------------------

MONEY MARKET FUND (1.8%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 10,067,351(e)          $10,067,351
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $10,067,351)                                                     $10,067,351
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $490,278,504)(f)                                                $572,112,171
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2007, the value of foreign securities represented 16.0% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e)  Affiliated Money Market Fund - See Note 10 to the financial statements.

(f) At June 30, 2007, the cost of securities for federal income tax purposes was approximately $490,279,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $88,963,000
Unrealized depreciation                                               (7,130,000)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $81,833,000
--------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

 224 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Mid Cap Value Fund

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  225

INVESTMENTS IN SECURITIES

RiverSource VP - S&P 500 Index Fund
JUNE 30, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (98.7%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (2.6%)
Boeing                                               23,626              $2,271,877
General Dynamics                                     12,152                 950,529
Goodrich                                              3,758                 223,826
Honeywell Intl                                       23,397               1,316,783
L-3 Communications Holdings                           3,745                 364,726
Lockheed Martin                                      10,654               1,002,861
Northrop Grumman                                     10,360                 806,733
Precision Castparts                                   4,130                 501,217
Raytheon                                             13,323                 717,976
Rockwell Collins                                      5,022                 354,754
United Technologies                                  29,842               2,116,693
                                                                    ---------------
Total                                                                    10,627,975
-----------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.9%)
CH Robinson Worldwide                                 5,140                 269,953
FedEx                                                 9,234               1,024,697
United Parcel Service Cl B                           31,783               2,320,159
                                                                    ---------------
Total                                                                     3,614,809
-----------------------------------------------------------------------------------

AIRLINES (0.1%)
Southwest Airlines                                   23,434(e)              349,401
-----------------------------------------------------------------------------------

AUTO COMPONENTS (0.2%)
Goodyear Tire & Rubber                                6,195(b)              215,338
Johnson Controls                                      5,916                 684,896
                                                                    ---------------
Total                                                                       900,234
-----------------------------------------------------------------------------------

AUTOMOBILES (0.4%)
Ford Motor                                           56,417                 531,448
General Motors                                       16,972                 641,542
Harley-Davidson                                       7,726                 460,547
                                                                    ---------------
Total                                                                     1,633,537
-----------------------------------------------------------------------------------

BEVERAGES (2.0%)
Anheuser-Busch Companies                             22,797               1,189,092
Brown-Forman Cl B                                     2,364                 172,761
Coca-Cola                                            60,304               3,154,502
Coca-Cola Enterprises                                 8,370                 200,880
Constellation Brands Cl A                             5,800(b)              140,824
Molson Coors Brewing Cl B                             1,425                 131,756
Pepsi Bottling Group                                  3,944                 132,834
PepsiCo                                              48,878               3,169,738
                                                                    ---------------
Total                                                                     8,292,387
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (1.1%)
Amgen                                                34,800(b)            1,924,092
Biogen Idec                                           8,594(b)              459,779
Celgene                                              11,405(b)              653,849
Genzyme                                               7,892(b)              508,245
Gilead Sciences                                      28,020(b)            1,086,335
                                                                    ---------------
Total                                                                     4,632,300
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

BUILDING PRODUCTS (0.2%)
American Standard Companies                           5,277                $311,237
Masco                                                11,339                 322,822
                                                                    ---------------
Total                                                                       634,059
-----------------------------------------------------------------------------------

CAPITAL MARKETS (3.7%)
Ameriprise Financial                                  7,056                 448,550
Bank of New York Mellon                              35,174               1,489,585
Bear Stearns Companies                                3,577                 500,780
Charles Schwab                                       30,366                 623,110
E*TRADE Financial                                    12,810(b)              282,973
Federated Investors Cl B                              2,660                 101,958
Franklin Resources                                    4,945                 655,064
Goldman Sachs Group                                  12,255               2,656,270
Janus Capital Group                                   5,563                 154,874
Legg Mason                                            3,945                 388,109
Lehman Brothers Holdings                             15,978               1,190,681
Merrill Lynch & Co                                   26,127               2,183,695
Morgan Stanley                                       31,627               2,652,873
Northern Trust                                        5,667                 364,048
State Street                                         11,612                 794,261
T Rowe Price Group                                    7,970                 413,563
                                                                    ---------------
Total                                                                    14,900,394
-----------------------------------------------------------------------------------

CHEMICALS (1.6%)
Air Products & Chemicals                              6,505                 522,807
Ashland                                               1,679                 107,372
Dow Chemical                                         28,603               1,264,825
Eastman Chemical                                      2,527                 162,562
Ecolab                                                5,264                 224,773
EI du Pont de Nemours & Co                           27,722               1,409,386
Hercules                                              3,495(b)               68,677
Intl Flavors & Fragrances                             2,326                 121,278
Monsanto                                             16,312               1,101,712
PPG Inds                                              4,923                 374,690
Praxair                                               9,568                 688,800
Rohm & Haas                                           4,269                 233,429
Sigma-Aldrich                                         3,936                 167,949
                                                                    ---------------
Total                                                                     6,448,260
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (3.7%)
BB&T                                                 16,285                 662,474
Comerica                                              4,677                 278,141
Commerce Bancorp                                      5,740                 212,323
Compass Bancshares                                    3,950                 272,471
Fifth Third Bancorp                                  16,506                 656,444
First Horizon Natl                                    3,776                 147,264
Huntington Bancshares                                10,952                 249,048
KeyCorp                                              11,775                 404,236
M&T Bank                                              2,270                 242,663
Marshall & Ilsley                                     7,780                 370,561
Natl City                                            17,275                 575,603
PNC Financial Services Group                         10,354                 741,139

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
COMMERCIAL BANKS (CONT.)
Regions Financial                                    21,146                $699,933
SunTrust Banks                                       10,699                 917,332
Synovus Financial                                     9,817                 301,382
US Bancorp                                           52,179               1,719,298
Wachovia                                             57,421               2,942,826
Wells Fargo & Co                                    100,216               3,524,597
Zions Bancorporation                                  3,298                 253,649
                                                                    ---------------
Total                                                                    15,171,384
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Allied Waste Inds                                     7,662(b)              103,131
Avery Dennison                                        2,754                 183,086
Cintas                                                4,043                 159,415
Equifax                                               4,370                 194,115
Monster Worldwide                                     3,923(b)              161,235
Pitney Bowes                                          6,596                 308,825
Robert Half Intl                                      4,987                 182,026
RR Donnelley & Sons                                   6,608                 287,514
Waste Management                                     15,530                 606,446
                                                                    ---------------
Total                                                                     2,185,793
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.6%)
Avaya                                                13,499(b)              227,323
Ciena                                                 2,565(b)               92,673
Cisco Systems                                       182,186(b)            5,073,881
Corning                                              47,194(b)            1,205,807
JDS Uniphase                                          6,337(b)               85,106
Juniper Networks                                     16,990(b)              427,638
Motorola                                             69,459               1,229,424
QUALCOMM                                             50,012               2,170,021
Tellabs                                              13,133(b)              141,311
                                                                    ---------------
Total                                                                    10,653,184
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (3.9%)
Apple                                                25,954(b)            3,167,426
Dell                                                 68,171(b)            1,946,282
EMC                                                  62,966(b)            1,139,685
Hewlett-Packard                                      78,593               3,506,820
Intl Business Machines                               40,988(e)            4,313,986
Lexmark Intl Cl A                                     2,841(b)              140,090
NCR                                                   5,394(b)              283,401
Network Appliance                                    11,139(b)              325,259
QLogic                                                4,768(b)               79,387
SanDisk                                               6,850(b)              335,239
Sun Microsystems                                    107,141(b)              563,562
                                                                    ---------------
Total                                                                    15,801,137
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.1%)
Fluor                                                 2,649                 295,019
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials                                      2,857                 327,241
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 226 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

CONSUMER FINANCE (1.0%)
American Express                                     35,664              $2,181,924
Capital One Financial                                12,400                 972,656
SLM                                                  12,347                 710,940
                                                                    ---------------
Total                                                                     3,865,520
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.2%)
Ball                                                  3,068                 163,126
Bemis                                                 3,138                 104,119
Pactiv                                                3,908(b)              124,626
Sealed Air                                            4,850                 150,447
Temple-Inland                                         3,180                 195,665
                                                                    ---------------
Total                                                                       737,983
-----------------------------------------------------------------------------------

DISTRIBUTORS (0.1%)
Genuine Parts                                         5,116                 253,754
-----------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
Apollo Group Cl A                                     4,203(b)              245,581
H&R Block                                             9,692                 226,502
                                                                    ---------------
Total                                                                       472,083
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (5.0%)
Bank of America                                     133,170(e)            6,510,681
Chicago Mercantile Exchange Holdings Cl A             1,065                 569,093
CIT Group                                             5,755                 315,547
Citigroup                                           148,431               7,613,025
JPMorgan Chase & Co                                 102,515               4,966,852
Moody's                                               6,900                 429,180
                                                                    ---------------
Total                                                                    20,404,378
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.1%)
AT&T                                                185,013               7,678,040
CenturyTel                                            3,285                 161,129
Citizens Communications                              10,278                 156,945
Embarq                                                4,535                 287,383
Qwest Communications Intl                            46,612(b)              452,136
Verizon Communications                               87,123               3,586,854
Windstream                                           14,307                 211,171
                                                                    ---------------
Total                                                                    12,533,658
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.8%)
Allegheny Energy                                      4,977(b)              257,510
American Electric Power                              11,965                 538,904
Duke Energy                                          37,793                 691,612
Edison Intl                                           9,781                 548,910
Entergy                                               5,922                 635,727
Exelon                                               20,184               1,465,357
FirstEnergy                                           9,146                 592,021
FPL Group                                            12,194                 691,888
Pinnacle West Capital                                 3,007                 119,829
PPL                                                  11,556(e)              540,705
Progress Energy                                       7,631                 347,897
Southern                                             22,564                 773,719
                                                                    ---------------
Total                                                                     7,204,079
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

ELECTRICAL EQUIPMENT (0.4%)
Cooper Inds Cl A                                      5,490                $313,424
Emerson Electric                                     23,864               1,116,835
Rockwell Automation                                   4,734                 328,729
                                                                    ---------------
Total                                                                     1,758,988
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
Agilent Technologies                                 11,883(b)              456,783
Jabil Circuit                                         5,375                 118,626
Molex                                                 4,263                 127,933
Solectron                                            27,130(b)               99,838
Tektronix                                             2,453                  82,764
                                                                    ---------------
Total                                                                       885,944
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.1%)
Baker Hughes                                          9,611                 808,573
BJ Services                                           8,798                 250,215
ENSCO Intl                                            4,470                 272,715
Halliburton                                          27,434                 946,473
Nabors Inds                                           8,450(b,c)            282,061
Natl Oilwell Varco                                    5,325(b)              555,078
Noble                                                 4,022                 392,225
Rowan Companies                                       3,320                 136,054
Schlumberger                                         35,362               3,003,648
Smith Intl                                            6,015                 352,720
Transocean                                            8,649(b)              916,621
Weatherford Intl                                     10,120(b)              559,029
                                                                    ---------------
Total                                                                     8,475,412
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.3%)
Costco Wholesale                                     13,399                 784,109
CVS Caremark                                         46,313               1,688,109
Kroger                                               21,244                 597,594
Safeway                                              13,253                 451,000
SUPERVALU                                             6,233                 288,713
SYSCO                                                18,547                 611,866
Walgreen                                             30,034               1,307,680
Wal-Mart Stores                                      72,743               3,499,665
Whole Foods Market                                    4,240                 162,392
                                                                    ---------------
Total                                                                     9,391,128
-----------------------------------------------------------------------------------

FOOD PRODUCTS (1.5%)
Archer-Daniels-Midland                               19,585                 648,068
Campbell Soup                                         6,514                 252,808
ConAgra Foods                                        14,942                 401,342
Dean Foods                                            3,905                 124,452
General Mills                                        10,394                 607,217
Hershey                                               5,140                 260,187
HJ Heinz                                              9,747                 462,690
Kellogg                                               7,521                 389,513
Kraft Foods Cl A                                     48,141               1,696,970
McCormick & Co                                        3,910                 149,284
Sara Lee                                             22,045                 383,583
Tyson Foods Cl A                                      7,590                 174,874
WM Wrigley Jr                                         6,469                 357,800
                                                                    ---------------
Total                                                                     5,908,788
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

GAS UTILITIES (0.1%)
Nicor                                                 1,348                 $57,856
Questar                                               5,170                 273,235
                                                                    ---------------
Total                                                                       331,091
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.6%)
Bausch & Lomb                                         1,628                 113,048
Baxter Intl                                          19,554               1,101,672
Becton Dickinson & Co                                 7,350                 547,575
Biomet                                                7,363                 336,636
Boston Scientific                                    35,611(b)              546,273
CR Bard                                               3,102                 256,318
Hospira                                               4,677(b)              182,590
Medtronic                                            34,559               1,792,231
St. Jude Medical                                     10,154(b)              421,289
Stryker                                               8,958                 565,160
Varian Medical Systems                                3,825(b)              162,601
Zimmer Holdings                                       7,108(b)              603,398
                                                                    ---------------
Total                                                                     6,628,791
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.2%)
Aetna                                                15,498                 765,601
AmerisourceBergen                                     5,738                 283,859
Cardinal Health                                      11,543                 815,398
CIGNA                                                 8,640                 451,181
Coventry Health Care                                  4,695(b)              270,667
Express Scripts                                       8,180(b)              409,082
Humana                                                5,041(b)              307,047
Laboratory Corp of America Holdings                   3,528(b)              276,101
Manor Care                                            2,194                 143,246
McKesson                                              8,864                 528,649
Medco Health Solutions                                8,405(b)              655,506
Patterson Companies                                   4,175(b)              155,602
Quest Diagnostics                                     4,740                 244,821
Tenet Healthcare                                     14,199(b)               92,435
UnitedHealth Group                                   40,208               2,056,238
WellPoint                                            18,412(b)            1,469,830
                                                                    ---------------
Total                                                                     8,925,263
-----------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (--%)
IMS Health                                            5,885                 189,085
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.5%)
Carnival Unit                                        13,277                 647,518
Darden Restaurants                                    4,243                 186,650
Harrah's Entertainment                                5,602                 477,627
Hilton Hotels                                        11,692                 391,331
Intl Game Technology                                  9,976                 396,047
Marriott Intl Cl A                                    9,858                 426,260
McDonald's                                           35,830               1,818,730
Starbucks                                            22,232(b,e)            583,368
Starwood Hotels & Resorts Worldwide                   6,455                 432,937
Wendy's Intl                                          2,622                  96,359
Wyndham Worldwide                                     5,475(b)              198,524
Yum! Brands                                          15,712                 514,097
                                                                    ---------------
Total                                                                     6,169,448
-----------------------------------------------------------------------------------

                                                                             See
accompanying notes to investments in securities.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  227

RiverSource VP - S&P 500 Index Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

HOUSEHOLD DURABLES (0.6%)
Black & Decker                                        1,982                $175,030
Centex                                                3,582                 143,638
DR Horton                                             8,200                 163,426
Fortune Brands                                        4,579                 377,172
Harman Intl Inds                                      1,950                 227,760
KB HOME                                               2,306                  90,787
Leggett & Platt                                       5,317                 117,240
Lennar Cl A                                           4,180                 152,821
Newell Rubbermaid                                     8,370                 246,329
Pulte Homes                                           6,380                 143,231
Snap-On                                               1,741                  87,938
Stanley Works                                         2,501                 151,811
Whirlpool                                             2,368                 263,322
                                                                    ---------------
Total                                                                     2,340,505
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (2.0%)
Clorox                                                4,559                 283,114
Colgate-Palmolive                                    15,350                 995,448
Kimberly-Clark                                       13,684                 915,323
Procter & Gamble                                     94,493(e)            5,782,026
                                                                    ---------------
Total                                                                     7,975,911
-----------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.5%)
AES                                                  20,033(b)              438,322
Constellation Energy Group                            5,426                 472,984
Dynegy Cl A                                          12,073(b)              113,969
TXU                                                  13,780                 927,395
                                                                    ---------------
Total                                                                     1,952,670
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (4.0%)
3M                                                   21,616               1,876,053
General Electric                                    308,731(e)           11,818,222
Textron                                               3,763                 414,344
Tyco Intl                                            59,488               2,010,100
                                                                    ---------------
Total                                                                    16,118,719
-----------------------------------------------------------------------------------

INSURANCE (4.7%)
ACE                                                   9,774(c)              611,070
AFLAC                                                14,679                 754,501
Allstate                                             18,226               1,121,081
Ambac Financial Group                                 3,060                 266,801
American Intl Group                                  77,845               5,451,485
Aon                                                   8,806                 375,224
Assurant                                              2,975                 175,287
Chubb                                                12,052                 652,495
Cincinnati Financial                                  5,150                 223,510
Genworth Financial Cl A                              12,550                 431,720
Hartford Financial Services Group                     9,503                 936,141
Lincoln Natl                                          8,130                 576,824
Loews                                                13,374                 681,807
Marsh & McLennan Companies                           16,663                 514,553
MBIA                                                  3,921                 243,965
MetLife                                              22,253               1,434,873
Principal Financial Group                             8,038                 468,535
Progressive                                          22,092                 528,662

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
INSURANCE (CONT.)
Prudential Financial                                 14,032              $1,364,331
Safeco                                                3,188                 198,485
Torchmark                                             2,865                 191,955
Travelers Companies                                  19,923               1,065,881
UnumProvident                                        10,291                 268,698
XL Capital Cl A                                       5,580(c)              470,338
                                                                    ---------------
Total                                                                    19,008,222
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.2%)
Amazon.com                                            9,330(b,e)            638,265
IAC/InterActiveCorp                                   6,555(b)              226,869
                                                                    ---------------
Total                                                                       865,134
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.4%)
eBay                                                 33,968(b)            1,093,090
Google Cl A                                           6,540(b)            3,422,905
VeriSign                                              7,360(b)              233,533
Yahoo!                                               36,290(b)              984,548
                                                                    ---------------
Total                                                                     5,734,076
-----------------------------------------------------------------------------------

IT SERVICES (1.1%)
Affiliated Computer Services Cl A                     2,980(b)              169,026
Automatic Data Processing                            16,602                 804,699
Cognizant Technology Solutions Cl A                   4,315(b)              324,013
Computer Sciences                                     5,194(b)              307,225
Convergys                                             4,107(b)               99,554
Electronic Data Systems                              15,270                 423,437
Fidelity Natl Information Services                    4,905                 266,243
First Data                                           22,636                 739,518
Fiserv                                                5,051(b)              286,897
Paychex                                              10,199                 398,985
Unisys                                               10,433(b)               95,358
Western Union                                        23,186                 482,964
                                                                    ---------------
Total                                                                     4,397,919
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick                                             2,707                  88,329
Eastman Kodak                                         8,633                 240,256
Hasbro                                                4,785                 150,297
Mattel                                               11,799                 298,397
                                                                    ---------------
Total                                                                       777,279
-----------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.3%)
Applera-Applied Biosystems Group                      5,512(d)              168,336
Millipore                                             1,620(b)              121,646
PerkinElmer                                           3,596                  93,712
Thermo Fisher Scientific                             12,659(b)              654,724
Waters                                                3,026(b)              179,623
                                                                    ---------------
Total                                                                     1,218,041
-----------------------------------------------------------------------------------

MACHINERY (1.7%)
Caterpillar                                          19,220               1,504,927
Cummins                                               3,126                 316,382
Danaher                                               7,146                 539,523

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
MACHINERY (CONT.)
Deere & Co                                            6,756                $815,720
Dover                                                 6,135                 313,805
Eaton                                                 4,392                 408,456
Illinois Tool Works                                  12,360                 669,788
Ingersoll-Rand Cl A                                   9,048(c)              496,011
ITT                                                   5,452                 372,263
PACCAR                                                7,452                 648,622
Pall                                                  3,677                 169,105
Parker Hannifin                                       3,480                 340,727
Terex                                                 3,090(b)              251,217
                                                                    ---------------
Total                                                                     6,846,546
-----------------------------------------------------------------------------------

MEDIA (3.3%)
CBS Cl B                                             21,983                 732,474
Clear Channel Communications                         14,897                 563,405
Comcast Cl A                                         93,392(b)            2,626,182
DIRECTV Group                                        23,135(b)              534,650
Dow Jones & Co                                        1,959                 112,545
EW Scripps Cl A                                       2,500                 114,225
Gannett                                               7,039                 386,793
Interpublic Group of Companies                       14,074(b)              160,444
McGraw-Hill Companies                                10,302                 701,360
Meredith                                              1,167                  71,887
New York Times Cl A                                   4,320                 109,728
News Corp Cl A                                       69,900               1,482,579
Omnicom Group                                         9,930                 525,496
Time Warner                                         113,593               2,389,996
Tribune                                               2,531                  74,411
Viacom Cl B                                          20,683(b)              861,033
Walt Disney                                          59,469               2,030,272
                                                                    ---------------
Total                                                                    13,477,480
-----------------------------------------------------------------------------------

METALS & MINING (0.9%)
Alcoa                                                26,093               1,057,550
Allegheny Technologies                                3,066                 321,562
Freeport-McMoRan Copper & Gold                       11,266                 933,050
Newmont Mining                                       13,539                 528,833
Nucor                                                 9,056                 531,134
United States Steel                                   3,553                 386,389
                                                                    ---------------
Total                                                                     3,758,518
-----------------------------------------------------------------------------------

MULTILINE RETAIL (1.1%)
Big Lots                                              3,282(b)               96,556
Dillard's Cl A                                        1,830                  65,752
Dollar General                                        9,446                 207,056
Family Dollar Stores                                  4,522                 155,195
JC Penney                                             6,748                 488,420
Kohl's                                                9,682(b)              687,712
Macy's                                               13,796                 548,805
Nordstrom                                             6,738(e)              344,447
Sears Holdings                                        2,470(b)              418,665
Target                                               25,555               1,625,299
                                                                    ---------------
Total                                                                     4,637,907
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 228 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

MULTI-UTILITIES (1.1%)
Ameren                                                6,190                $303,372
CenterPoint Energy                                    9,626                 167,492
CMS Energy                                            6,736                 115,859
Consolidated Edison                                   8,114                 366,104
Dominion Resources                                   10,511                 907,204
DTE Energy                                            5,285                 254,843
Integrys Energy Group                                 2,268                 115,056
KeySpan                                               5,272                 221,319
NiSource                                              8,223                 170,298
PG&E                                                 10,551                 477,960
Public Service Enterprise Group                       7,588                 666,075
Sempra Energy                                         7,921                 469,161
TECO Energy                                           6,285                 107,976
Xcel Energy                                          12,267                 251,105
                                                                    ---------------
Total                                                                     4,593,824
-----------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.1%)
Xerox                                                28,130(b)              519,842
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (8.6%)
Anadarko Petroleum                                   13,924                 723,909
Apache                                                9,934                 810,515
Chesapeake Energy                                    12,290                 425,234
Chevron                                              64,494               5,432,974
ConocoPhillips                                       49,043               3,849,876
CONSOL Energy                                         5,465                 251,991
Devon Energy                                         13,346               1,044,858
El Paso                                              21,013                 362,054
EOG Resources                                         7,338                 536,114
Exxon Mobil                                         169,048              14,179,745
Hess                                                  8,192                 483,000
Marathon Oil                                         20,580               1,233,977
Murphy Oil                                            5,645                 335,539
Occidental Petroleum                                 25,022               1,448,273
Peabody Energy                                        7,955                 384,863
Spectra Energy                                       18,956                 492,098
Sunoco                                                3,646                 290,513
Valero Energy                                        16,470               1,216,474
Williams Companies                                   17,975                 568,370
XTO Energy                                           11,506                 691,511
                                                                    ---------------
Total                                                                    34,761,888
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.3%)
Intl Paper                                           13,066                 510,227
MeadWestvaco                                          5,533                 195,426
Weyerhaeuser                                          6,479                 511,387
                                                                    ---------------
Total                                                                     1,217,040
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.2%)
Avon Products                                        13,166                 483,851
Estee Lauder Companies Cl A                           3,540                 161,105
                                                                    ---------------
Total                                                                       644,956
-----------------------------------------------------------------------------------

PHARMACEUTICALS (6.2%)
Abbott Laboratories                                  46,224               2,475,295
Allergan                                              9,220                 531,441

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
PHARMACEUTICALS (CONT.)
Barr Pharmaceuticals                                  3,290(b)             $165,257
Bristol-Myers Squibb                                 59,061               1,863,965
Eli Lilly & Co                                       29,608               1,654,495
Forest Laboratories                                   9,540(b)              435,501
Johnson & Johnson                                    86,925               5,356,318
King Pharmaceuticals                                  7,315(b)              149,665
Merck & Co                                           65,039               3,238,942
Mylan Laboratories                                    7,450                 135,516
Pfizer                                              210,608(e)            5,385,246
Schering-Plough                                      44,695               1,360,516
Watson Pharmaceuticals                                3,072(b)               99,932
Wyeth                                                40,363               2,314,414
                                                                    ---------------
Total                                                                    25,166,503
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (1.2%)
Apartment Investment & Management Cl A                2,920                 147,226
Archstone-Smith Trust                                 6,690                 395,446
AvalonBay Communities                                 2,390                 284,123
Boston Properties                                     3,575                 365,115
Developers Diversified Realty                         3,745                 197,399
Equity Residential                                    8,729                 398,304
General Growth Properties                             7,355                 389,447
Host Hotels & Resorts                                15,665                 362,175
Kimco Realty                                          6,810                 259,257
Plum Creek Timber                                     5,309                 221,173
ProLogis                                              7,695                 437,846
Public Storage                                        3,680                 282,698
Simon Property Group                                  6,699                 623,274
Vornado Realty Trust                                  3,920                 430,573
                                                                    ---------------
Total                                                                     4,794,056
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
CB Richard Ellis Group Cl A                           5,630(b)              205,495
-----------------------------------------------------------------------------------

ROAD & RAIL (0.8%)
Burlington Northern Santa Fe                         10,689                 910,061
CSX                                                  13,122                 591,540
Norfolk Southern                                     11,796                 620,116
Ryder System                                          1,837                  98,831
Union Pacific                                         8,122                 935,248
                                                                    ---------------
Total                                                                     3,155,796
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.6%)
Advanced Micro Devices                               16,520(b)              236,236
Altera                                               10,659                 235,884
Analog Devices                                        9,813                 369,361
Applied Materials                                    41,466                 823,929
Broadcom Cl A                                        13,966(b)              408,506
Intel                                               174,407               4,143,911
KLA-Tencor                                            5,753                 316,127
Linear Technology                                     7,618                 275,619
LSI                                                  23,119(b)              173,624
Maxim Integrated Products                             9,625                 321,571

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
MEMC Electronic Materials                             6,730(b)             $411,338
Micron Technology                                    22,699(b)              284,418
Natl Semiconductor                                    8,368                 236,563
Novellus Systems                                      3,790(b)              107,522
NVIDIA                                               10,892(b)              449,949
Teradyne                                              5,694(b)              100,101
Texas Instruments                                    43,023               1,618,955
Xilinx                                                8,941                 239,351
                                                                    ---------------
Total                                                                    10,752,965
-----------------------------------------------------------------------------------

SOFTWARE (3.2%)
Adobe Systems                                        17,646(b)              708,487
Autodesk                                              6,942(b)              326,829
BMC Software                                          6,121(b)              185,466
CA                                                   12,342                 318,794
Citrix Systems                                        5,415(b)              182,323
Compuware                                             9,034(b)              107,143
Electronic Arts                                       9,304(b)              440,265
Intuit                                               10,282(b)              309,283
Microsoft                                           252,634               7,445,124
Novell                                               10,454(b)               81,437
Oracle                                              118,790(b)            2,341,351
Symantec                                             27,039(b)              546,188
                                                                    ---------------
Total                                                                    12,992,690
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (1.9%)
Abercrombie & Fitch Cl A                              2,645                 193,032
AutoNation                                            4,530(b)              101,653
AutoZone                                              1,436(b)              196,186
Bed Bath & Beyond                                     8,215(b)              295,658
Best Buy                                             12,143                 566,714
Circuit City Stores                                   4,154                  62,642
Gap                                                  15,910(e)              303,881
Home Depot                                           59,237               2,330,977
Limited Brands                                       10,273                 281,994
Lowe's Companies                                     45,160               1,385,960
Office Depot                                          8,299(b)              251,460
OfficeMax                                             2,261                  88,857
RadioShack                                            4,068                 134,814
Sherwin-Williams                                      3,287                 218,487
Staples                                              21,462                 509,293
Tiffany & Co                                          4,105                 217,811
TJX Companies                                        13,648                 375,320
                                                                    ---------------
Total                                                                     7,514,739
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Coach                                                11,140(b)              527,925
Jones Apparel Group                                   3,272                  92,434
Liz Claiborne                                         3,132                 116,824
Nike Cl B                                            11,382                 663,456
Polo Ralph Lauren                                     1,835                 180,032
VF                                                    2,678                 245,251
                                                                    ---------------
Total                                                                     1,825,922
-----------------------------------------------------------------------------------

                                                                             See
accompanying notes to investments in securities.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  229

RiverSource VP - S&P 500 Index Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

THRIFTS & MORTGAGE FINANCE (1.3%)
Countrywide Financial                                17,806                $647,248
Fannie Mae                                           29,203               1,907,831
Freddie Mac                                          19,854               1,205,138
Hudson City Bancorp                                  14,535                 177,618
MGIC Investment                                       2,493                 141,752
Sovereign Bancorp                                    10,841                 229,179
Washington Mutual                                    26,681               1,137,678
                                                                    ---------------
Total                                                                     5,446,444
-----------------------------------------------------------------------------------

TOBACCO (1.2%)
Altria Group                                         63,111               4,426,605
Reynolds American                                     5,130                 334,476
UST                                                   4,805                 258,077
                                                                    ---------------
Total                                                                     5,019,158
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

TRADING COMPANIES & DISTRIBUTORS (--%)
WW Grainger                                           2,136                $198,755
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
ALLTEL                                               10,369                 700,426
Sprint Nextel                                        86,835               1,798,353
                                                                    ---------------
Total                                                                     2,498,779
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $295,266,010)                                                   $401,020,286
-----------------------------------------------------------------------------------

MONEY MARKET FUND (1.3%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                  5,272,124(f)           $5,272,124
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $5,272,124)                                                       $5,272,124
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $300,538,134)(g)                                                $406,292,410
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2007, the value of foreign securities represented 0.5% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):

TYPE OF SECURITY                                                     CONTRACTS
------------------------------------------------------------------------------
PURCHASE CONTRACTS
E-Mini S&P 500 Index, Sept. 2007                                        68

(f)  Affiliated Money Market Fund - See Note 10 to the financial statements.

(g) At June 30, 2007, the cost of securities for federal income tax purposes was approximately $300,538,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $112,745,000
Unrealized depreciation                                                (6,991,000)
---------------------------------------------------------------------------------
Net unrealized appreciation                                          $105,754,000
---------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.

--------------------------------------------------------------------------------

 230 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - Select Value Fund
JUNE 30, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (96.8%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (0.4%)
Goodrich                                              2,100                $125,076
-----------------------------------------------------------------------------------

AUTO COMPONENTS (1.3%)
American Axle & Mfg Holdings                          8,600                 254,732
BorgWarner                                            1,900                 163,476
                                                                    ---------------
Total                                                                       418,208
-----------------------------------------------------------------------------------

BEVERAGES (1.7%)
Central European Distribution                         4,500(b)              155,790
Molson Coors Brewing Cl B                             4,300                 397,578
                                                                    ---------------
Total                                                                       553,368
-----------------------------------------------------------------------------------

CAPITAL MARKETS (2.0%)
AG Edwards                                            3,200                 270,560
Northern Trust                                        6,200                 398,288
                                                                    ---------------
Total                                                                       668,848
-----------------------------------------------------------------------------------

CHEMICALS (1.8%)
Celanese Series A                                     9,800                 380,044
CF Inds Holdings                                      1,400                  83,846
Intl Flavors & Fragrances                             2,500                 130,350
                                                                    ---------------
Total                                                                       594,240
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (2.3%)
Comerica                                             10,500                 624,435
Webster Financial                                     2,900                 123,743
                                                                    ---------------
Total                                                                       748,178
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (3.2%)
Covanta Holding                                      14,100(b)              347,565
Knoll                                                 3,400                  76,160
RR Donnelley & Sons                                  14,700                 639,597
                                                                    ---------------
Total                                                                     1,063,322
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.7%)
ARRIS Group                                          13,300(b)              233,947
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.3%)
Electronics for Imaging                              10,500(b)              296,310
NCR                                                   2,300(b)              120,842
                                                                    ---------------
Total                                                                       417,152
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (2.5%)
Chicago Bridge & Iron                                 5,400(c)              203,796
URS                                                  12,900(b)              626,295
                                                                    ---------------
Total                                                                       830,091
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (4.7%)
AptarGroup                                           17,800                 632,968
Ball                                                  5,500                 292,435
Sonoco Products                                      14,900                 637,869
                                                                    ---------------
Total                                                                     1,563,272
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
NTELOS Holdings                                       8,100                 223,884
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

ELECTRIC UTILITIES (7.7%)
American Electric Power                              10,400                $468,416
Edison Intl                                           5,800                 325,496
Idacorp                                              19,500                 624,780
Northeast Utilities                                  13,200                 374,352
Pinnacle West Capital                                14,700                 585,795
PPL                                                   3,300                 154,407
                                                                    ---------------
Total                                                                     2,533,246
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (2.0%)
Cooper Inds Cl A                                      6,000                 342,540
General Cable                                         4,300(b)              325,725
                                                                    ---------------
Total                                                                       668,265
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.9%)
Flextronics Intl                                     42,700(b,c)            461,160
Mettler Toledo Intl                                   1,800(b,c)            171,918
                                                                    ---------------
Total                                                                       633,078
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.4%)
Noble                                                 3,600                 351,072
Oil States Intl                                       2,300(b)               95,082
                                                                    ---------------
Total                                                                       446,154
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.2%)
Longs Drug Stores                                     1,600                  84,032
Ruddick                                              10,400                 313,248
                                                                    ---------------
Total                                                                       397,280
-----------------------------------------------------------------------------------

FOOD PRODUCTS (1.6%)
HJ Heinz                                              4,600                 218,362
JM Smucker                                            2,200                 140,052
Sara Lee                                              9,100                 158,340
                                                                    ---------------
Total                                                                       516,754
-----------------------------------------------------------------------------------

GAS UTILITIES (2.3%)
AGL Resources                                         6,400                 259,072
Energen                                                 600                  32,964
Questar                                               8,900                 470,365
                                                                    ---------------
Total                                                                       762,401
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
Beckman Coulter                                       7,100                 459,228
DENTSPLY Intl                                         6,500                 248,690
                                                                    ---------------
Total                                                                       707,918
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.7%)
Chemed                                                1,600                 106,064
CIGNA                                                 5,500                 287,210
McKesson                                              2,700                 161,028
                                                                    ---------------
Total                                                                       554,302
-----------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (1.5%)
IMS Health                                           15,200                 488,376
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

HOTELS, RESTAURANTS & LEISURE (2.9%)
Darden Restaurants                                   15,100                $664,249
Jack in the Box                                       4,300(b)              305,042
                                                                    ---------------
Total                                                                       969,291
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.9%)
Jarden                                                2,000(b)               86,020
Snap-On                                               4,200                 212,142
                                                                    ---------------
Total                                                                       298,162
-----------------------------------------------------------------------------------

INSURANCE (9.9%)
Aon                                                   7,100                 302,531
Lincoln Natl                                         12,100                 858,495
Nationwide Financial Services Cl A                    1,400                  88,508
Old Republic Intl                                    30,600                 650,556
ProAssurance                                          2,300(b)              128,041
Safeco                                               10,600                 659,956
UnumProvident                                        12,200                 318,542
Zenith Natl Insurance                                 6,400                 301,376
                                                                    ---------------
Total                                                                     3,308,005
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.8%)
Priceline.com                                         3,700(b)              254,338
-----------------------------------------------------------------------------------

IT SERVICES (1.9%)
Computer Sciences                                    10,700(b)              632,905
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.6%)
Mattel                                                4,600                 116,334
Polaris Inds                                          1,600                  86,656
                                                                    ---------------
Total                                                                       202,990
-----------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.6%)
Millipore                                             2,700(b)              202,743
-----------------------------------------------------------------------------------

MACHINERY (2.9%)
CNH Global                                            5,100(c)              260,559
Cummins                                               1,800                 182,178
Eaton                                                 3,400                 316,200
Harsco                                                4,100                 213,200
                                                                    ---------------
Total                                                                       972,137
-----------------------------------------------------------------------------------

MARINE (0.4%)
DryShips                                              3,400(c)              147,492
-----------------------------------------------------------------------------------

MEDIA (0.7%)
Shaw Communications Series B                          5,200(c)              218,608
-----------------------------------------------------------------------------------

METALS & MINING (0.8%)
Chaparral Steel                                       1,800                 129,366
Haynes Intl                                           1,700(b)              143,531
                                                                    ---------------
Total                                                                       272,897
-----------------------------------------------------------------------------------

                                                                             See
accompanying notes to investments in securities.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  231

RiverSource VP - Select Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

MULTILINE RETAIL (1.9%)
Big Lots                                              3,100(b)              $91,202
Family Dollar Stores                                  9,900                 339,768
JC Penney                                             2,500                 180,950
                                                                    ---------------
Total                                                                       611,920
-----------------------------------------------------------------------------------

MULTI-UTILITIES (1.0%)
NSTAR                                                 9,900                 321,255
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.1%)
Chesapeake Energy                                     9,500                 328,700
CONSOL Energy                                         3,400                 156,774
Frontier Oil                                          8,100                 354,537
Williams Companies                                    5,300                 167,586
                                                                    ---------------
Total                                                                     1,007,597
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (6.8%)
Apartment Investment & Management Cl A                5,800                 292,436
DiamondRock Hospitality                              12,400                 236,592
Duke Realty                                          16,800                 599,256
Health Care REIT                                      9,700                 391,492
Mid-America Apartment Communities                     1,400                  73,472
Realty Income                                        15,600                 392,964
Simon Property Group                                  2,900                 269,816
                                                                    ---------------
Total                                                                     2,256,028
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.5%)
Jones Lang LaSalle                                    1,500                 170,250
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

ROAD & RAIL (1.4%)
Werner Enterprises                                   23,500                $473,525
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.9%)
MEMC Electronic Materials                             5,100(b)              311,712
Microchip Technology                                  8,300                 307,432
                                                                    ---------------
Total                                                                       619,144
-----------------------------------------------------------------------------------

SOFTWARE (3.5%)
Cadence Design Systems                               38,100(b)              836,676
Sybase                                               13,100(b)              312,959
                                                                    ---------------
Total                                                                     1,149,635
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.8%)
GameStop Cl A                                         2,800(b)              109,480
Payless ShoeSource                                    4,400(b)              138,820
                                                                    ---------------
Total                                                                       248,300
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (2.9%)
Phillips-Van Heusen                                   5,100                 308,907
VF                                                    6,900                 631,902
                                                                    ---------------
Total                                                                       940,809
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.4%)
New York Community Bancorp                           17,500                 297,850
PMI Group                                             3,900                 174,213
                                                                    ---------------
Total                                                                       472,063
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

TOBACCO (1.1%)
Loews-Carolina Group                                  4,900(d)             $378,623
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (1.0%)
United Rentals                                        9,700(b)              315,638
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.1%)
Rogers Communications Cl B                            8,200(c)              348,418
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $28,899,308)                                                     $31,940,133
-----------------------------------------------------------------------------------

MONEY MARKET FUND (2.8%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                    935,945(e)             $935,945
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $935,945)                                                           $935,945
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $29,835,253)(f)                                                  $32,876,078
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2007, the value of foreign securities represented 5.5% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e)  Affiliated Money Market Fund - See Note 10 to the financial statements.

(f) At June 30, 2007, the cost of securities for federal income tax purposes was approximately $29,835,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $3,619,000
Unrealized depreciation                                                (578,000)
-------------------------------------------------------------------------------
Net unrealized appreciation                                          $3,041,000
-------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.

--------------------------------------------------------------------------------

 232 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - Short Duration U.S. Government Fund
JUNE 30, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

BONDS (97.3%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
FOREIGN AGENCIES (2.2%)
KFW
  05-19-09                           5.25%      $10,000,000(c)          $10,018,770
-----------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (37.0%)
Federal Farm Credit Bank
  10-10-08                           4.25         4,040,000               3,991,734
Federal Home Loan Bank
  10-19-07                           4.13        15,000,000              14,943,840
  01-18-08                           4.63         4,665,000               4,648,393
  02-08-08                           4.63         1,470,000               1,463,436
  02-13-08                           5.25         3,970,000               3,966,693
  11-21-08                           4.63         2,215,000               2,196,604
  12-29-08                           5.13         1,825,000               1,823,319
Federal Home Loan Mtge Corp
  08-17-07                           4.00         6,210,000               6,199,540
  06-15-08                           3.88           920,000                 907,736
Federal Natl Mtge Assn
  10-15-08                           4.50         1,545,000               1,530,919
U.S. Treasury
  09-30-07                           4.00        27,745,000              27,684,294
  11-30-07                           4.25         7,410,000               7,390,319
  02-15-08                           3.38        13,015,000              12,883,835
  10-31-08                           4.88        40,235,000(k)           40,178,430
  01-31-09                           4.88        17,545,000              17,521,700
  06-30-09                           4.88         5,175,000(b)            5,174,596
  05-31-12                           4.75         1,450,000               1,438,673
  05-15-17                           4.50         4,250,000               4,074,688
  02-15-26                           6.00           515,000                 562,154
U.S. Treasury Inflation-Indexed Bond
  04-15-12                           2.00         9,162,990(g)            8,895,034
                                                                    ---------------
Total                                                                   167,475,937
-----------------------------------------------------------------------------------

ASSET-BACKED (3.0%)
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl A4B
  03-20-10                           5.43         1,525,000(d,e)          1,525,216
Countrywide Asset-Backed Certificates
 Series 2007-7 Cl 2A2
  10-25-37                           5.48         1,450,000(e)            1,449,774
Fannie Mae Grantor Trust
 Series 2005-T4 Cl A1C
  09-25-35                           5.47         3,159,661(e)            3,181,375
Franklin Auto Trust
 Series 2004-2 Cl A4 (MBIA)
  08-15-12                           3.93         4,938,844(m)            4,893,673
Residential Asset Securities
 Series 2007-KS3 Cl AI2
  04-25-37                           5.50         2,200,000(e)            2,203,300
Small Business Administration Participation Ctfs
 Series 2001-20H Cl 1
  08-01-21                           6.34           280,150                 286,155

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ASSET-BACKED (CONT.)
Small Business Administration
 Series 2001-10B Cl 1
  09-10-11                           5.89%         $223,895                $224,960
                                                                    ---------------
Total                                                                    13,764,453
-----------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (1.8%)(f)
Citigroup Commercial Mtge Trust
 Series 2005-C3 Cl A1
  05-15-43                           4.39         3,347,868               3,290,194
Federal Home Loan Mtge Corp
 Multifamily Structured Pass-Through Ctfs
 Series K001 Cl A2
  04-25-16                           5.65         3,354,431               3,361,776
Federal Natl Mtge Assn #360800
  01-01-09                           5.74           876,802                 877,337
Federal Natl Mtge Assn #381990
  10-01-09                           7.11           461,003                 475,520
                                                                    ---------------
Total                                                                     8,004,827
-----------------------------------------------------------------------------------

MORTGAGE-BACKED (53.3%)(f)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-12 Cl 2A1
  03-25-36                           5.69         1,222,248(j)            1,222,192
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2006-1 Cl 2A1
  03-25-36                           5.94         1,415,139(j)            1,410,569
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl 3A21
  03-25-37                           6.20         1,198,500(j)            1,198,752
American Home Mtge Assets
 Collateralized Mtge Obligation
 Series 2007-2 Cl A2A
  03-25-47                           5.49         1,911,558(j)            1,909,485
American Home Mtge Investment Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl GA1C
  05-25-47                           5.51         2,465,469(j)            2,464,377
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-9 Cl 1CB1
  01-25-37                           6.00         2,816,241               2,764,139
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
  05-25-37                           7.73           978,657(i)              168,505
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
  04-25-35                           7.50           782,252                 806,077

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-2CB Cl A11
  03-25-36                           6.00%       $2,378,786              $2,365,650
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
  06-25-35                           7.00         1,748,052(d)            1,808,675
Federal Home Loan Mtge Corp
  07-01-37                           6.00         5,800,000(b)            5,745,626
  07-01-37                           6.50         4,575,000(b)            4,622,177
  08-01-37                           6.50         7,500,000(b)            7,567,966
Federal Home Loan Mtge Corp #1G2496
  09-01-36                           6.20         1,290,051(j)            1,299,610
Federal Home Loan Mtge Corp #1J0283
  02-01-37                           5.83         1,512,097(j)            1,510,371
Federal Home Loan Mtge Corp #1J1445
  01-01-37                           5.91         2,704,211(j)            2,708,598
Federal Home Loan Mtge Corp #1J1621
  05-01-37                           5.89         3,449,827(j)            3,456,074
Federal Home Loan Mtge Corp #A18107
  01-01-34                           5.50         2,086,394               2,019,904
Federal Home Loan Mtge Corp #B16408
  09-01-19                           5.50         1,227,572(k)            1,211,827
Federal Home Loan Mtge Corp #C73304
  11-01-32                           7.00           376,880                 388,461
Federal Home Loan Mtge Corp #D95319
  03-01-22                           6.00           143,192                 143,940
Federal Home Loan Mtge Corp #E00489
  06-01-12                           7.00             6,514                   6,697
Federal Home Loan Mtge Corp #E81240
  06-01-15                           7.50           992,997               1,026,591
Federal Home Loan Mtge Corp #E92454
  11-01-17                           5.00           740,927                 718,728
Federal Home Loan Mtge Corp #E95188
  03-01-18                           6.00           460,805                 464,012
Federal Home Loan Mtge Corp #G10669
  03-01-12                           7.50           381,594                 394,735
Federal Home Loan Mtge Corp #G11243
  04-01-17                           6.50         1,190,361               1,218,311
Federal Home Loan Mtge Corp #G12100
  11-01-13                           5.00            87,053                  85,009
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 237 Cl IO
  05-15-36                           9.81           732,027(i)              201,018
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2590 Cl BI
  02-15-14                          20.00           443,237(i)               13,590

                                                                             See
accompanying notes to investments in securities.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  233

RiverSource VP - Short Duration U.S. Government Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp
Collateralized Mtge Obligation
Interest Only
Series 2639 Cl UI
  03-15-22                          10.11%       $2,530,742(i)             $377,824
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2718 Cl IA
  10-15-22                          20.00           304,896(i)                8,065
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2783 Cl MI
  03-15-25                          20.00         1,135,814(i)               56,594
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2795 Cl IY
  07-15-17                          12.40           997,232(i)              100,392
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only/Inverse Floater
 Series 2882 Cl XS
  11-15-19                          10.91         1,877,795(h,i)            123,304
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2617 Cl HD
  06-15-16                           7.00         1,163,063               1,195,571
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2843 Cl BA
  01-15-18                           5.00         1,062,196               1,047,842
Federal Natl Mtge Assn
  07-01-37                           5.50         2,000,000(b)            1,928,750
  07-01-37                           7.00         4,000,000(b)            4,106,248
  08-01-37                           6.00        18,000,000(b)           17,791,885
  08-01-37                           6.50         3,500,000(b)            3,529,533
Federal Natl Mtge Assn #190353
  08-01-34                           5.00         2,628,707               2,473,434
Federal Natl Mtge Assn #252211
  01-01-29                           6.00           107,385                 107,039
Federal Natl Mtge Assn #252409
  03-01-29                           6.50         1,212,421               1,236,523
Federal Natl Mtge Assn #254384
  06-01-17                           7.00           315,585                 325,457
Federal Natl Mtge Assn #254723
  05-01-23                           5.50         3,361,999               3,287,104
Federal Natl Mtge Assn #254748
  04-01-13                           5.50           832,241(k)              820,440
Federal Natl Mtge Assn #254757
  05-01-13                           5.00           843,167                 831,779
Federal Natl Mtge Assn #254774
  05-01-13                           5.50           682,622                 674,813
Federal Natl Mtge Assn #255488
  10-01-14                           5.50         1,149,542               1,145,751

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #255501
  09-01-14                           6.00%         $959,474(k)             $968,226
Federal Natl Mtge Assn #313470
  08-01-10                           7.50           212,173                 215,973
Federal Natl Mtge Assn #323133
  04-01-13                           5.50            37,659                  37,406
Federal Natl Mtge Assn #357324
  01-01-33                           5.00         3,306,233               3,113,274
Federal Natl Mtge Assn #357485
  02-01-34                           5.50         4,411,575               4,274,340
Federal Natl Mtge Assn #507182
  07-01-14                           6.00            83,542                  84,053
Federal Natl Mtge Assn #512232
  05-01-29                           7.00            32,117                  33,281
Federal Natl Mtge Assn #535168
  12-01-14                           5.50           132,097                 131,033
Federal Natl Mtge Assn #545818
  07-01-17                           6.00         1,185,749               1,194,586
Federal Natl Mtge Assn #545864
  08-01-17                           5.50         1,597,431               1,580,995
Federal Natl Mtge Assn #545910
  08-01-17                           6.00         1,411,064               1,421,584
Federal Natl Mtge Assn #555063
  11-01-17                           5.50         1,956,292               1,935,854
Federal Natl Mtge Assn #555343
  08-01-17                           6.00           542,506                 545,705
Federal Natl Mtge Assn #555367
  03-01-33                           6.00         2,704,976               2,692,437
Federal Natl Mtge Assn #555375
  04-01-33                           6.00           128,575                 128,381
Federal Natl Mtge Assn #555740
  08-01-18                           4.50           169,787                 161,795
Federal Natl Mtge Assn #602630
  10-01-31                           7.00           249,794                 258,898
Federal Natl Mtge Assn #606789
  10-01-31                           7.00         1,897,084               1,966,223
Federal Natl Mtge Assn #626720
  01-01-17                           6.00           400,594                 402,982
Federal Natl Mtge Assn #630992
  09-01-31                           7.00           919,435                 962,409
Federal Natl Mtge Assn #630993
  09-01-31                           7.50           809,556                 847,468
Federal Natl Mtge Assn #633672
  06-01-17                           6.00           342,840                 345,738
Federal Natl Mtge Assn #636720
  05-01-17                           5.50           104,260                 103,098
Federal Natl Mtge Assn #638210
  05-01-32                           6.50            97,735                  99,665
Federal Natl Mtge Assn #648040
  06-01-32                           6.50           590,271                 600,726
Federal Natl Mtge Assn #648349
  06-01-17                           6.00         1,034,421               1,042,134
Federal Natl Mtge Assn #648679
  07-01-32                           6.00         2,383,167               2,372,120
Federal Natl Mtge Assn #654413
  09-01-32                           7.00           188,697                 195,458

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #656562
  02-01-33                           7.00%         $261,835                $273,894
Federal Natl Mtge Assn #665752
  09-01-32                           6.50           554,875                 564,703
Federal Natl Mtge Assn #668412
  02-01-18                           5.50           569,234                 562,929
Federal Natl Mtge Assn #670387
  08-01-32                           7.00            16,495                  17,107
Federal Natl Mtge Assn #671054
  01-01-33                           7.00            24,135                  25,000
Federal Natl Mtge Assn #671174
  02-01-33                           4.67           547,455(j)              541,482
Federal Natl Mtge Assn #675692
  02-01-18                           6.00           453,995                 456,672
Federal Natl Mtge Assn #678940
  02-01-18                           5.50           821,144                 812,507
Federal Natl Mtge Assn #684588
  03-01-33                           6.50           209,137                 213,263
Federal Natl Mtge Assn #688181
  03-01-33                           6.00         1,355,969               1,349,684
Federal Natl Mtge Assn #695838
  04-01-18                           5.50           244,685                 242,091
Federal Natl Mtge Assn #701937
  04-01-33                           6.00           158,406                 157,477
Federal Natl Mtge Assn #704610
  06-01-33                           5.50         3,242,698               3,141,824
Federal Natl Mtge Assn #705655
  05-01-33                           5.00         1,476,764               1,391,060
Federal Natl Mtge Assn #720378
  06-01-18                           4.50         1,430,772               1,363,289
Federal Natl Mtge Assn #722325
  07-01-33                           4.97           713,889(j)              703,747
Federal Natl Mtge Assn #723448
  07-01-13                           5.00           819,096                 809,315
Federal Natl Mtge Assn #725232
  03-01-34                           5.00         3,455,874               3,255,312
Federal Natl Mtge Assn #725424
  04-01-34                           5.50         5,764,285               5,584,970
Federal Natl Mtge Assn #725425
  04-01-34                           5.50         3,714,522               3,599,293
Federal Natl Mtge Assn #725431
  08-01-15                           5.50         1,917,016               1,904,108
Federal Natl Mtge Assn #725558
  06-01-34                           4.57         1,468,339(j)            1,438,790
Federal Natl Mtge Assn #725737
  08-01-34                           4.54           852,253(j)              848,571
Federal Natl Mtge Assn #725773
  09-01-34                           5.50         4,372,294               4,233,189
Federal Natl Mtge Assn #735212
  12-01-34                           5.00         3,989,054               3,753,428
Federal Natl Mtge Assn #735841
  11-01-19                           4.50         2,115,926(b)            2,013,138
Federal Natl Mtge Assn #740843
  11-01-18                           5.00           118,090                 114,575
Federal Natl Mtge Assn #744010
  07-01-13                           5.00         1,291,853               1,273,965

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 234 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Short Duration U.S. Government Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #747536
  11-01-33                           5.00%       $1,928,089              $1,816,193
Federal Natl Mtge Assn #754297
  12-01-33                           4.73           267,442(j)              258,553
Federal Natl Mtge Assn #755891
  03-01-13                           5.00           279,191(k)              276,384
Federal Natl Mtge Assn #791447
  10-01-34                           6.00           622,790                 618,222
Federal Natl Mtge Assn #797044
  07-01-34                           5.50         3,216,922               3,114,576
Federal Natl Mtge Assn #799769
  11-01-34                           5.05         1,102,828(j)            1,092,594
Federal Natl Mtge Assn #801344
  10-01-34                           5.07         1,189,899(j)            1,175,835
Federal Natl Mtge Assn #815264
  05-01-35                           5.23         1,716,682(j)            1,695,587
Federal Natl Mtge Assn #815463
  02-01-35                           5.50           697,509                 675,318
Federal Natl Mtge Assn #849082
  01-01-36                           5.82         1,181,381(j)            1,183,394
Federal Natl Mtge Assn #849170
  01-01-36                           5.95         2,404,456(j)            2,416,244
Federal Natl Mtge Assn #865689
  02-01-36                           5.86         2,719,205(j)            2,708,926
Federal Natl Mtge Assn #866097
  02-01-36                           6.16         2,132,042(j)            2,132,703
Federal Natl Mtge Assn #878661
  02-01-36                           5.50         4,312,574               4,139,812
Federal Natl Mtge Assn #881629
  02-01-36                           5.50         3,279,004               3,147,647
Federal Natl Mtge Assn #885827
  06-01-36                           6.50         2,399,230               2,439,111
Federal Natl Mtge Assn #885871
  06-01-36                           7.00         1,775,771               1,839,393
Federal Natl Mtge Assn #886461
  08-01-36                           6.18         1,359,494(j)            1,369,623
Federal Natl Mtge Assn #887096
  07-01-36                           5.81         2,418,756(j)            2,411,341
Federal Natl Mtge Assn #888414
  11-01-35                           5.00           958,431                 900,488
Federal Natl Mtge Assn #900197
  10-01-36                           5.94         1,558,414(j)            1,572,471
Federal Natl Mtge Assn #902818
  11-01-36                           5.94         1,475,913(j)            1,486,289
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-24 Cl PI
  12-25-12                          20.00           189,825(i)                1,751
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-26 Cl MI
  03-25-23                          10.96           655,322(i)              125,893

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
  07-25-33                          12.39%       $2,485,747(i)             $604,279
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-71 Cl IM
  12-25-31                          12.80           530,717(i)               96,826
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-81 Cl LI
  11-25-13                          12.92           901,491(i)               32,736
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2004-84 Cl GI
  12-25-22                          11.02           428,812(i)               61,995
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-92 CL SC
  10-25-35                          17.34         4,193,402(i)              210,089
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 367 Cl 2
  01-01-36                           9.52         1,938,610(i)              530,055
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-133 Cl GB
  12-25-26                           8.00           362,106                 381,747
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-94 Cl QB
  07-25-23                           5.50         1,338,762               1,334,616
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-W11 Cl A1
  06-25-33                           8.04            19,780(j)               19,957
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2004-60 Cl PA
  04-25-34                           5.50         1,916,607               1,903,596
Govt Natl Mtge Assn #3501
  01-20-34                           6.00         6,700,546               6,673,904
Govt Natl Mtge Assn #498182
  05-15-16                           6.00           781,865                 786,502
Govt Natl Mtge Assn #605970
  03-15-33                           6.00           272,908                 272,158
Govt Natl Mtge Assn #615738
  03-15-18                           7.00           943,526                 971,503
Govt Natl Mtge Assn #615740
  08-15-13                           6.00         1,707,752               1,723,393

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Govt Natl Mtge Assn #780758
  04-15-13                           7.00%         $153,873                $158,920
Govt Natl Mtge Assn #781507
  09-15-14                           6.00           789,000                 796,390
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-17 Cl B
  10-16-27                           5.00           125,000                 122,431
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2004-19 Cl DJ
  03-20-34                           4.50         1,126,029               1,100,068
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2006-32 Cl A
  01-16-30                           5.08         4,325,786               4,279,565
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2004-4 Cl 3A
  06-19-34                           6.07           278,197(j)              277,447
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-12 Cl 2A11
  10-19-35                           7.03         1,411,547(j)            1,433,006
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-8 Cl 2A1B
  08-21-36                           5.57           838,200(j)              839,557
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-AR13 Cl A1
  07-25-36                           6.09         2,321,761(j)            2,305,682
Lehman XS Net Interest Margin Nts
 Collateralized Mtge Obligation
 Series 2006-GPM6 Cl A1
  10-28-46                           6.25           383,208(d)              381,906
Morgan Stanley Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2004-2AR Cl 3A
  02-25-34                           5.02         1,176,662(j)            1,159,306
Structured Adjustable Rate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-15 Cl 4A1
  07-25-35                           5.51         2,737,861(j)            2,673,692
Structured Adjustable Rate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-5 Cl 4A1
  06-25-36                           5.95         1,702,072(j)            1,690,703
Vendee Mtge Trust
 Collateralized Mtge Obligation
 Series 2003-1 Cl D
  12-15-25                           5.75           219,296                 218,707
Vendee Mtge Trust
 Collateralized Mtge Obligation
 Series 2003-2 Cl D
  11-15-23                           5.00             5,738                   5,722

                                                                             See
accompanying notes to investments in securities.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  235

RiverSource VP - Short Duration U.S. Government Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Washington Mutual Mtge Pass-Through Ctfs
Collateralized Mtge Obligation
Series 2006-AR3 Cl A1A
  02-25-46                           6.03%       $1,406,071(j)           $1,407,885
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-10 Cl A1
  10-25-35                           5.00         4,275,637               4,048,900
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-5 Cl 2A1
  05-25-35                           5.50         1,601,886               1,535,559
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl 5A1
  03-25-36                           5.11         1,822,634(j)            1,792,423
                                                                    ---------------
Total                                                                   240,880,812
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $444,151,368)                                                   $440,144,799
-----------------------------------------------------------------------------------

MONEY MARKET FUND (1.8%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                  8,310,341(l)           $8,310,341
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $8,310,341)                                                       $8,310,341
-----------------------------------------------------------------------------------

SHORT-TERM SECURITIES (11.1%)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                  VALUE(A)
U.S. GOVERNMENT AGENCIES
Federal Home Loan Bank Disc Nts
  07-02-07                           4.80%       $4,000,000              $3,998,400
  07-09-07                           5.09        20,000,000              19,971,778
  07-13-07                           5.15        12,000,000              11,976,013
  02-21-08                           5.38        10,000,000               9,994,580
  03-07-08                           4.82         4,250,000               4,246,307
-----------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $50,200,560)                                                     $50,187,078
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $502,662,269)(n)                                                $498,642,218
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At June 30, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $52,614,151.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2007, the value of foreign securities represented 2.2% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the value of these securities amounted to $3,715,797 or 0.8% of net assets.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on June 30, 2007.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(h) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offering Rate) Index. Interest rate disclosed is the rate in effect on June 30, 2007. At June 30, 2007, the value of inverse floaters represented 0.03% of net assets.

(i) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at June 30, 2007.

(j) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2007.

(k) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

TYPE OF SECURITY                                                     NOTIONAL AMOUNT
------------------------------------------------------------------------------------
PURCHASE CONTRACTS
U.S. Long Bond, Sept. 2007, 20-year                                    $4,500,000
U.S. Treasury Note, Sept. 2007, 2-year                                 79,200,000
SALE CONTRACTS
U.S. Treasury Note, Sept. 2007, 5-year                                 11,600,000
U.S. Treasury Note, Sept. 2007, 10-year                                10,100,000

(l)  Affiliated Money Market Fund - See Note 10 to the financial statements.

--------------------------------------------------------------------------------

 236 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Short Duration U.S. Government Fund

(m) The following abbreviation is used in the portfolio security description to identify the insurer of the issue:

MBIA  -- MBIA Insurance Corporation

(n) At June 30, 2007, the cost of securities for federal income tax purposes was approximately $502,662,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                                 $536,000
Unrealized depreciation                                               (4,556,000)
--------------------------------------------------------------------------------
Net unrealized depreciation                                          $(4,020,000)
--------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  237

INVESTMENTS IN SECURITIES

RiverSource VP - Small Cap Advantage Fund
JUNE 30, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (99.1%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (1.0%)
Ceradyne                                             10,851(b)             $802,540
Curtiss-Wright                                       17,000                 792,370
United Industrial                                     7,000                 419,860
                                                                    ---------------
Total                                                                     2,014,770
-----------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.4%)
Hub Group Cl A                                       23,959(b)              842,398
-----------------------------------------------------------------------------------

AIRLINES (0.9%)
AirTran Holdings                                     26,000(b)              283,920
Allegiant Travel                                     10,000(b)              307,400
JetBlue Airways                                      26,000(b)              305,500
Pinnacle Airlines                                    17,000(b)              318,750
Republic Airways Holdings                            16,000(b)              325,600
SkyWest                                              12,700                 302,641
                                                                    ---------------
Total                                                                     1,843,811
-----------------------------------------------------------------------------------

AUTO COMPONENTS (0.9%)
Aftermarket Technology                               14,000(b)              415,520
American Axle & Mfg Holdings                          8,000                 236,960
ArvinMeritor                                         18,695                 415,029
Drew Inds                                            12,000(b)              397,680
Tenneco                                              12,200(b)              427,488
                                                                    ---------------
Total                                                                     1,892,677
-----------------------------------------------------------------------------------

BEVERAGES (0.1%)
Coca-Cola Bottling Company Consolidated               4,000                 201,200
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (2.5%)
Affymax                                               7,000(b)              188,720
Alkermes                                             21,000(b)              306,600
Alnylam Pharmaceuticals                              15,000(b)              227,850
Applera-Celera Group                                 33,800(b,d)            419,120
BioMarin Pharmaceutical                              26,244(b)              470,817
Enzon Pharmaceuticals                                40,000(b)              314,000
Human Genome Sciences                                46,200(b)              412,104
Isis Pharmaceuticals                                 27,000(b)              261,360
Medarex                                              38,100(b)              544,449
Myriad Genetics                                      13,200(b)              490,908
Onyx Pharmaceuticals                                  8,000(b)              215,200
OSI Pharmaceuticals                                   9,000(b)              325,890
Progenics Pharmaceuticals                            17,800(b)              383,946
Regeneron Pharmaceuticals                            17,200(b)              308,224
United Therapeutics                                   5,000(b)              318,800
                                                                    ---------------
Total                                                                     5,187,988
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (0.4%)
Apogee Enterprises                                   30,000                 834,600
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

CAPITAL MARKETS (1.1%)
Apollo Investment                                    20,000                $430,400
GFI Group                                             6,000(b)              434,880
Knight Capital Group Cl A                            30,373(b)              504,192
MCG Capital                                          18,000                 288,360
Piper Jaffray Companies                               5,000(b)              278,650
SWS Group                                            20,000                 432,400
                                                                    ---------------
Total                                                                     2,368,882
-----------------------------------------------------------------------------------

CHEMICALS (2.0%)
CF Inds Holdings                                     13,000                 778,570
HB Fuller                                            20,000                 597,800
Hercules                                             36,900(b,e)            725,085
OM Group                                              6,000(b)              317,520
Rockwood Holdings                                    14,000(b)              511,700
Sensient Technologies                                 8,034                 203,983
Spartech                                              9,987                 265,155
Terra Inds                                           26,000(b)              660,920
                                                                    ---------------
Total                                                                     4,060,733
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (3.4%)
Cathay General Bancorp                               14,000                 469,560
Central Pacific Financial                            11,000                 363,110
City Holding                                         12,700                 486,791
F.N.B.                                               34,000                 569,160
First BanCorp                                        35,000(c)              384,650
Hanmi Financial                                      23,800                 406,028
Pacific Capital Bancorp                              16,997                 458,579
Preferred Bank                                       11,850                 474,000
Prosperity Bancshares                                12,000                 393,120
Sterling Financial                                   27,700                 801,638
Susquehanna Bancshares                               16,000                 357,920
SVB Financial Group                                  11,000(b)              584,210
Texas Capital Bancshares                             22,000(b)              491,700
UCBH Holdings                                        30,000                 548,100
Wintrust Financial                                    8,000                 350,800
                                                                    ---------------
Total                                                                     7,139,366
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (4.0%)
ABM Inds                                             22,000                 567,820
American Reprographics                               19,700(b)              606,563
CBIZ                                                 61,300(b)              450,555
Consolidated Graphics                                 6,900(b)              478,032
Deluxe                                               19,000                 771,590
GEO Group                                            12,000(b)              349,200
Heidrick & Struggles Intl                            14,600(b)              748,104
Herman Miller                                        18,200                 575,120
IHS Cl A                                             20,100(b)              924,600
Knoll                                                32,000                 716,800
Viad                                                 10,000                 421,700
Waste Connections                                    25,000(b)              756,000
Watson Wyatt Worldwide Cl A                          17,500                 883,400
                                                                    ---------------
Total                                                                     8,249,484
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

COMMUNICATIONS EQUIPMENT (3.0%)
3Com                                                 60,900(b)             $251,517
ADTRAN                                               17,800                 462,266
ARRIS Group                                          55,000(b)              967,449
Black Box                                             9,000                 372,420
C-COR                                                25,000(b)              351,500
CommScope                                            10,236(b)              597,271
Comtech Telecommunications                           12,000(b)              557,040
Dycom Inds                                           14,000(b)              419,720
Finisar                                             108,861(b)              411,495
Foundry Networks                                     35,100(b)              584,766
InterDigital                                         10,400(b)              334,568
Polycom                                              17,800(b)              598,080
Sonus Networks                                       48,900(b)              416,628
                                                                    ---------------
Total                                                                     6,324,720
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.8%)
Brocade Communications Systems                       59,400(b)              464,508
Electronics for Imaging                              16,000(b)              451,520
Emulex                                               18,800(b)              410,592
Imation                                              10,241                 377,483
                                                                    ---------------
Total                                                                     1,704,103
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.8%)
EMCOR Group                                          12,300(b)              896,670
Perini                                               14,000(b)              861,420
                                                                    ---------------
Total                                                                     1,758,090
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.2%)
Texas Inds                                            5,400                 423,414
-----------------------------------------------------------------------------------

CONSUMER FINANCE (1.1%)
Advanta Cl B                                         12,000                 373,680
Cash America Intl                                    11,189                 443,644
CompuCredit                                          12,000(b)              420,240
EZCORP Cl A                                          37,100(b)              491,204
World Acceptance                                     13,000(b)              555,490
                                                                    ---------------
Total                                                                     2,284,258
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.9%)
AptarGroup                                           20,800                 739,648
Rock-Tenn Cl A                                       13,986                 443,636
Silgan Holdings                                      14,000                 773,920
                                                                    ---------------
Total                                                                     1,957,204
-----------------------------------------------------------------------------------

DISTRIBUTORS (0.6%)
Core-Mark Holding                                    12,000(b)              431,760
DXP Enterprises                                       7,000(b)              299,250
Keystone Automotive Inds                             14,600(b)              604,002
                                                                    ---------------
Total                                                                     1,335,012
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 238 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Small Cap Advantage Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

DIVERSIFIED CONSUMER SERVICES (1.4%)
DeVry                                                23,000                $782,460
Pre-Paid Legal Services                               4,000(b)              257,240
Regis                                                13,000                 497,250
Sotheby's                                            21,000                 966,420
Stewart Enterprises Cl A                             60,000                 467,400
                                                                    ---------------
Total                                                                     2,970,770
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.3%)
iShares Russell 2000 Index Fund                       4,000                 331,760
Portfolio Recovery Associates                         5,000                 300,100
                                                                    ---------------
Total                                                                       631,860
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.4%)
Alaska Communications Systems Group                  17,400                 275,616
Cbeyond                                              12,100(b)              465,971
Cincinnati Bell                                      81,200(b)              469,336
Golden Telecom                                        8,100(c)              445,581
PAETEC Holding                                       36,000(b)              406,440
Premiere Global Services                             26,000(b)              338,520
Time Warner Telecom Cl A                             21,300(b)              428,130
                                                                    ---------------
Total                                                                     2,829,594
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.2%)
El Paso Electric                                     26,000(b)              638,560
Empire District Electric                             17,000                 380,290
Portland General Electric                            11,000                 301,840
Unisource Energy                                     21,000                 690,690
Westar Energy                                        17,200                 417,616
                                                                    ---------------
Total                                                                     2,428,996
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (2.0%)
Acuity Brands                                        15,600                 940,368
Baldor Electric                                       9,000                 443,520
Belden                                                7,000                 387,450
Genlyte Group                                        13,900(b)            1,091,706
GrafTech Intl                                        26,000(b)              437,840
Woodward Governor                                    14,218                 763,080
                                                                    ---------------
Total                                                                     4,063,964
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.8%)
Agilysys                                             17,000                 382,500
Anixter Intl                                         12,400(b)              932,604
Benchmark Electronics                                 9,000(b)              203,580
FLIR Systems                                         21,400(b)              989,750
Insight Enterprises                                  16,000(b)              361,120
KEMET                                                55,000(b)              387,750
Littelfuse                                           11,000(b)              371,470
MTS Systems                                           7,000                 312,690
Plexus                                               18,824(b)              432,764
Rofin-Sinar Technologies                              8,000(b)              552,000
SYNNEX                                               10,000(b)              206,100
Technitrol                                           12,000                 344,040
Zygo                                                 21,000(b)              300,090
                                                                    ---------------
Total                                                                     5,776,458
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

ENERGY EQUIPMENT & SERVICES (3.0%)
Allis-Chalmers Energy                                12,000(b)             $275,880
BASiC Energy Services                                13,800(b)              352,866
CARBO Ceramics                                        9,000                 394,290
Dawson Geophysical                                    6,000(b)              368,760
Dril-Quip                                             5,600(b)              251,720
Grey Wolf                                            96,500(b)              795,160
GulfMark Offshore                                    15,000(b)              768,300
Hercules Offshore                                    10,000(b)              323,800
Input/Output                                         28,000(b)              437,080
Matrix Service                                       19,000(b)              472,150
Oil States Intl                                      19,600(b)              810,264
Parker Drilling                                      47,714(b)              502,906
W-H Energy Services                                   7,296(b)              451,695
                                                                    ---------------
Total                                                                     6,204,871
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.7%)
Casey's General Stores                               12,000                 327,120
Longs Drug Stores                                    11,400                 598,728
Performance Food Group                                6,000(b)              194,940
Spartan Stores                                        6,400                 210,624
Winn-Dixie Stores                                     7,000(b)              205,100
                                                                    ---------------
Total                                                                     1,536,512
-----------------------------------------------------------------------------------

FOOD PRODUCTS (1.0%)
Flowers Foods                                        20,000                 667,200
Hain Celestial Group                                 11,000(b)              298,540
Pilgrim's Pride                                      10,000                 381,700
Ralcorp Holdings                                     12,000(b)              641,400
                                                                    ---------------
Total                                                                     1,988,840
-----------------------------------------------------------------------------------

GAS UTILITIES (0.8%)
Nicor                                                 9,413                 404,006
Northwest Natural Gas                                10,000                 461,900
Southwest Gas                                        24,400                 824,964
                                                                    ---------------
Total                                                                     1,690,870
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.3%)
Align Technology                                     23,000(b)              555,680
Hologic                                              24,286(b)            1,343,259
Immucor                                              25,000(b)              699,250
Medical Action Inds                                  14,000(b)              252,840
Mentor                                               13,400                 545,112
Palomar Medical Technologies                         11,100(b)              385,281
West Pharmaceutical Services                         10,889                 513,416
ZOLL Medical                                         26,000(b)              580,060
                                                                    ---------------
Total                                                                     4,874,898
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.2%)
Amedisys                                              9,000(b)              326,970
Apria Healthcare Group                               11,000(b)              316,470
Chemed                                                6,000                 397,740
Emergency Medical Services Cl A                      11,000(b)              430,430
Healthways                                           12,000(b)              568,440
HMS Holdings                                         16,000(b)              306,240
inVentiv Health                                      12,701(b)              464,984
LCA-Vision                                            7,000                 330,820

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
HEALTH CARE PROVIDERS & SERVICES (CONT.)
Magellan Health Services                             20,500(b)             $952,635
MedCath                                              17,000(b)              540,600
NightHawk Radiology Holdings                         18,000(b)              324,900
Owens & Minor                                         9,000                 314,460
Psychiatric Solutions                                20,700(b)              750,582
Sunrise Senior Living                                13,900(b)              555,861
                                                                    ---------------
Total                                                                     6,581,132
-----------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (0.6%)
Omnicell                                             19,000(b)              394,820
TriZetto Group                                       26,900(b)              520,784
Vital Images                                         14,000(b)              380,240
                                                                    ---------------
Total                                                                     1,295,844
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (3.4%)
Bob Evans Farms                                      12,000                 442,200
Buffalo Wild Wings                                   10,000(b)              415,900
CEC Entertainment                                    11,000(b)              387,200
Chipotle Mexican Grill Cl B                           8,000(b)              629,040
Domino's Pizza                                       10,414                 190,264
Gaylord Entertainment                                 6,000(b)              321,840
IHOP                                                  8,000                 435,440
Jack in the Box                                      12,923(b)              916,758
Luby's                                               52,000(b)              502,320
Monarch Casino & Resort                              13,000(b)              349,050
O'Charley's                                          22,000                 443,520
Texas Roadhouse Cl A                                 23,000(b)              294,170
Triarc Companies Cl B                                23,000                 361,100
Vail Resorts                                         15,300(b)              931,310
WMS Inds                                             16,500(b)              476,190
                                                                    ---------------
Total                                                                     7,096,302
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.2%)
American Greetings Cl A                              27,200                 770,576
Avatar Holdings                                       3,000(b)              230,820
Champion Enterprises                                 29,600(b)              290,968
Tempur-Pedic Intl                                    20,000                 518,000
Universal Electronics                                18,000(b)              653,760
                                                                    ---------------
Total                                                                     2,464,124
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.2%)
Tredegar                                             17,600                 374,880
-----------------------------------------------------------------------------------

INSURANCE (7.0%)
American Physicians Capital                          14,199(b)              575,060
Amerisafe                                            20,000(b)              392,600
Argonaut Group                                       30,000                 936,300
Aspen Insurance Holdings                             22,000(c)              617,540
Assured Guaranty                                     20,000(c)              591,200
Commerce Group                                       16,052                 557,325
Delphi Financial Group Cl A                          26,425               1,105,094
FPIC Insurance Group                                 11,000(b)              448,470
Hilb Rogal & Hobbs                                    6,000                 257,160
Horace Mann Educators                                43,378                 921,349
Max Capital Group                                    24,000(c)              679,200
Meadowbrook Insurance Group                          32,000(b)              350,720
Navigators Group                                     15,200(b)              819,280

                                                                             See
accompanying notes to investments in securities.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  239

RiverSource VP - Small Cap Advantage Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
INSURANCE (CONT.)
Odyssey Re Holdings                                  12,000                $514,680
Phoenix Companies                                    46,300                 694,963
Platinum Underwriters Holdings                       18,000(c)              625,500
ProAssurance                                         11,500(b)              640,205
RLI                                                  12,700                 710,565
Safety Insurance Group                               19,645                 813,303
SeaBright Insurance Holdings                         32,000(b)              559,360
Selective Insurance Group                            24,300                 653,184
Universal American Financial                         15,226(b)              324,009
Zenith Natl Insurance                                14,100                 663,969
                                                                    ---------------
Total                                                                    14,451,036
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.2%)
FTD Group                                            19,000                 349,790
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.7%)
Chordiant Software                                   14,000(b)              219,240
CMGI                                                 70,000(b)              136,500
Internap Network Services                            30,000(b)              432,600
Liquidity Services                                   19,000(b)              356,820
LoopNet                                              23,000(b)              536,590
NIC                                                  40,900                 279,756
SAVVIS                                                7,000(b)              346,570
Switch & Data Facilities                             20,475(b)              392,915
ValueClick                                           27,000(b)              795,420
                                                                    ---------------
Total                                                                     3,496,411
-----------------------------------------------------------------------------------

IT SERVICES (2.2%)
Authorize.Net Holdings                               23,000(b)              411,470
Ciber                                                38,000(b)              310,840
CSG Systems Intl                                     24,000(b)              636,240
Euronet Worldwide                                    11,000(b)              320,760
Gartner                                              20,800(b)              511,472
infoUSA                                              41,726                 426,440
MPS Group                                            47,500(b)              635,075
SAIC                                                 40,000(b)              722,800
Sykes Enterprises                                    36,500(b)              693,135
                                                                    ---------------
Total                                                                     4,668,232
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.5%)
JAKKS Pacific                                        23,000(b)              647,220
Polaris Inds                                          8,000                 433,280
                                                                    ---------------
Total                                                                     1,080,500
-----------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (1.3%)
Exelixis                                             45,600(b)              551,760
Illumina                                             14,000(b)              568,260
Kendle Intl                                          11,000(b)              404,470
Nektar Therapeutics                                  25,000(b,e)            237,250
PAREXEL Intl                                          8,000(b)              336,480
Varian                                               11,900(b)              652,477
                                                                    ---------------
Total                                                                     2,750,697
-----------------------------------------------------------------------------------

MACHINERY (2.9%)
Accuride                                             29,700(b)              457,677
Actuant Cl A                                          6,000                 378,360
Barnes Group                                         11,000                 348,480

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
MACHINERY (CONT.)
Cascade                                               7,600                $596,144
Clarcor                                               9,000                 336,870
Columbus McKinnon                                    11,400(b)              367,080
Kaydon                                               10,000                 521,200
Middleby                                              7,200(b)              430,704
Nordson                                              10,000                 501,600
RBC Bearings                                         12,000(b)              495,000
Robbins & Myers                                       7,000                 371,910
Valmont Inds                                          8,800                 640,288
Wabtec                                               18,200                 664,846
                                                                    ---------------
Total                                                                     6,110,159
-----------------------------------------------------------------------------------

MARINE (0.1%)
American Commercial Lines                             7,000(b)              182,350
-----------------------------------------------------------------------------------

MEDIA (1.8%)
Arbitron                                              6,000                 309,180
Charter Communications Cl A                          66,000(b)              267,300
Courier                                               8,000                 320,000
Cumulus Media Cl A                                   37,700(b,e)            352,495
Entravision Communications Cl A                      30,000(b)              312,900
Gemstar-TV Guide Intl                                90,000(b)              442,800
Global Sources                                       20,000(b,c)            454,000
Interactive Data                                     15,000                 401,700
LodgeNet Entertainment                                9,000(b)              288,540
Marvel Entertainment                                 20,900(b)              532,532
                                                                    ---------------
Total                                                                     3,681,447
-----------------------------------------------------------------------------------

METALS & MINING (1.3%)
Brush Engineered Materials                            7,000(b)              293,930
Century Aluminum                                     10,000(b)              546,300
Haynes Intl                                           4,000(b)              337,720
Hecla Mining                                         50,000(b)              427,000
Metal Management                                      9,000                 396,630
Quanex                                                9,000                 438,300
RTI Intl Metals                                       4,400(b)              331,628
                                                                    ---------------
Total                                                                     2,771,508
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.2%)
Big Lots                                             16,100(b)              473,662
-----------------------------------------------------------------------------------

MULTI-UTILITIES (0.4%)
Black Hills                                          21,100                 838,725
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (2.7%)
Alon USA Energy                                      12,000                 528,120
Alpha Natural Resources                              19,000(b)              395,010
Arena Resources                                       4,700(b)              273,117
Atlas America                                         4,948                 265,856
Carrizo Oil & Gas                                    10,000(b)              414,700
Knightsbridge Tankers                                11,000(c)              335,610
Mariner Energy                                       22,800(b)              552,900
Parallel Petroleum                                   24,000(b)              525,600
Penn Virginia                                        15,600                 627,120
Petroleum Development                                 8,000(b)              379,840
Rosetta Resources                                    13,000(b)              280,020

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
OIL, GAS & CONSUMABLE FUELS (CONT.)
Swift Energy                                         12,000(b)             $513,120
USEC                                                 23,000(b)              505,540
                                                                    ---------------
Total                                                                     5,596,553
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.3%)
Buckeye Technologies                                 39,700(b)              614,159
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.4%)
Elizabeth Arden                                      23,000(b)              557,980
NBTY                                                  8,000(b)              345,600
                                                                    ---------------
Total                                                                       903,580
-----------------------------------------------------------------------------------

PHARMACEUTICALS (2.0%)
Adams Respiratory Therapeutics                        5,000(b)              196,950
Inspire Pharmaceuticals                              35,000(b)              221,200
KV Pharmaceutical Cl A                               18,000(b)              490,320
Medicines                                            16,000(b)              281,920
Medicis Pharmaceutical Cl A                           7,900                 241,266
MGI PHARMA                                           19,600(b)              438,452
Noven Pharmaceuticals                                14,000(b)              328,300
Perrigo                                              19,400                 379,852
Sciele Pharma                                        21,300(b)              501,828
SuperGen                                             33,000(b)              183,480
Valeant Pharmaceuticals Intl                         20,000                 333,800
ViroPharma                                           22,000(b)              303,600
XenoPort                                              5,000(b)              222,100
                                                                    ---------------
Total                                                                     4,123,068
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (6.3%)
Agree Realty                                         13,000                 406,250
Arbor Realty Trust                                   14,800                 381,988
Ashford Hospitality Trust                            53,000                 623,280
BioMed Realty Trust                                  15,000                 376,800
Capital Trust Cl A                                    8,000                 273,120
Cousins Properties                                   20,000                 580,200
Digital Realty Trust                                 11,000                 414,480
Entertainment Properties Trust                       12,000                 645,360
Equity Lifestyle Properties                           8,000                 417,520
Gramercy Capital                                     18,000                 495,720
Highwoods Properties                                 18,000                 675,000
Home Properties                                       7,600                 394,668
LaSalle Hotel Properties                             11,000                 477,620
LTC Properties                                       16,000                 364,000
Nationwide Health Properties                         24,400                 663,680
Natl Retail Properties                               28,000                 612,080
Newcastle Investment                                 18,000                 451,260
Pennsylvania Real Estate Investment Trust             9,000                 398,970
Potlatch                                             13,000                 559,650
PS Business Parks                                    11,700                 741,429
RAIT Financial Trust                                 15,000                 390,300
Ramco-Gershenson Properties Trust                    15,000                 538,950
Saul Centers                                          8,000                 362,800

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 240 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Small Cap Advantage Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
REAL ESTATE INVESTMENT TRUSTS (CONT.)
Sunstone Hotel Investors                             15,000                $425,850
Universal Health Realty Income Trust                 12,000                 399,600
Washington Real Estate Investment Trust              14,000                 476,000
Winthrop Realty Trust                                64,000                 442,240
                                                                    ---------------
Total                                                                    12,988,815
-----------------------------------------------------------------------------------

ROAD & RAIL (0.5%)
Heartland Express                                    42,000                 684,600
Old Dominion Freight Line                            11,050(b)              333,158
                                                                    ---------------
Total                                                                     1,017,758
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.0%)
Advanced Energy Inds                                 22,800(b)              516,648
AMIS Holdings                                        27,000(b)              338,040
Amkor Technology                                     27,000(b)              425,250
ANADIGICS                                            25,000(b)              344,750
Atheros Communications                               17,393(b)              536,400
Atmel                                                67,200(b)              373,632
Axcelis Technologies                                 29,000(b)              188,210
Brooks Automation                                    24,000(b)              435,600
Cirrus Logic                                         40,200(b)              333,660
Cymer                                                16,900(b)              679,380
FEI                                                  10,000(b)              324,600
IXYS                                                 13,000(b)              108,550
Micrel                                               39,000                 496,080
Microsemi                                            18,000(b)              431,100
MKS Instruments                                      30,400(b)              842,080
NetLogic Microsystems                                10,000(b)              318,400
ON Semiconductor                                     67,100(b)              719,312
RF Micro Devices                                     79,700(b)              497,328
Silicon Storage Technology                           78,600(b)              293,178
SiRF Technology Holdings                             12,000(b)              248,880
Tessera Technologies                                 11,400(b)              462,270
Trident Microsystems                                 22,000(b)              403,700
Varian Semiconductor Equipment Associates            12,900(b)              516,774
Zoran                                                23,000(b)              460,920
                                                                    ---------------
Total                                                                    10,294,742
-----------------------------------------------------------------------------------

SOFTWARE (4.1%)
Actuate                                              77,000(b)              522,830
ANSYS                                                13,644(b)              361,566
Aspen Technology                                     36,583(b)              512,162
Double-Take Software                                 14,000(b)              229,740
Informatica                                          14,000(b)              206,780

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SOFTWARE (CONT.)
Jack Henry & Associates                              18,891                $486,443
JDA Software Group                                   19,000(b)              372,970
Lawson Software                                      32,000(b)              316,480
Macrovision                                          12,000(b)              360,720
Magma Design Automation                              20,800(b)              292,032
Manhattan Associates                                  9,700(b)              270,727
MICROS Systems                                        8,000(b)              435,200
MicroStrategy Cl A                                    3,300(b)              311,817
Nuance Communications                                20,000(b)              334,600
OPNET Technologies                                   25,400(b)              292,354
Parametric Technology                                17,000(b)              367,370
Quality Systems                                      10,000                 379,700
Radiant Systems                                      25,000(b)              331,000
SPSS                                                  9,000(b)              397,260
Sybase                                               27,700(b)              661,753
THQ                                                   9,000(b)              274,680
TIBCO Software                                       50,100(b)              453,405
Transaction Systems Architects                       10,000(b)              336,600
                                                                    ---------------
Total                                                                     8,508,189
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (3.8%)
Aeropostale                                          17,000(b)              708,560
Asbury Automotive Group                               8,000                 199,600
Brown Shoe                                           13,000                 316,160
Charlotte Russe Holding                              13,000(b)              349,310
Dress Barn                                           29,000(b)              595,080
DSW Cl A                                             15,200(b)              529,264
GUESS?                                                8,900                 427,556
Gymboree                                             13,800(b)              543,858
Hibbett Sports                                       14,000(b)              383,320
J Crew Group                                         12,000(b)              649,080
Jo-Ann Stores                                        11,000(b)              312,730
Jos A Bank Clothiers                                  7,000(b)              290,290
Men's Wearhouse                                      14,100                 720,087
Midas                                                19,000(b)              430,730
Payless ShoeSource                                   24,200(b)              763,510
Tween Brands                                          8,000(b)              356,800
Wet Seal Cl A                                        53,000(b)              318,530
                                                                    ---------------
Total                                                                     7,894,465
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (2.1%)
Columbia Sportswear                                   5,000                 343,400
Deckers Outdoor                                       6,819(b)              688,037
Kellwood                                             10,000                 281,200
Maidenform Brands                                    27,000(b)              536,220

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
TEXTILES, APPAREL & LUXURY GOODS (CONT.)
Movado Group                                         11,400                $384,636
Perry Ellis Intl                                     10,000(b)              321,700
Phillips-Van Heusen                                  11,500                 696,555
Warnaco Group                                        11,176(b)              439,664
Wolverine World Wide                                 21,100                 584,681
                                                                    ---------------
Total                                                                     4,276,093
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.6%)
BankUnited Financial Cl A                            23,063                 462,874
Downey Financial                                     12,690                 837,287
FirstFed Financial                                   11,392(b)              646,268
Ocwen Financial                                      34,000(b)              453,220
Triad Guaranty                                        9,367(b)              374,024
WSFS Financial                                        8,700                 569,241
                                                                    ---------------
Total                                                                     3,342,914
-----------------------------------------------------------------------------------

TOBACCO (0.3%)
Alliance One Intl                                    28,500(b)              286,425
Universal                                             4,000                 243,680
                                                                    ---------------
Total                                                                       530,105
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.3%)
Applied Industrial Technologies                      20,000                 590,000
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.5%)
Centennial Communications                            36,000(b)              341,640
Dobson Communications Cl A                           60,000(b)              666,600
                                                                    ---------------
Total                                                                     1,008,240
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $189,711,022)                                                   $205,775,823
-----------------------------------------------------------------------------------

MONEY MARKET FUND (1.6%)(f)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                  3,395,053(g)           $3,395,053
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $3,395,053)                                                       $3,395,053
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $193,106,075)(h)                                                $209,170,876
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2007, the value of foreign securities represented 2.0% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e) At June 30, 2007, security was partially or fully on loan. See Note 6 to the financial statements.

(f) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.4% of net assets. See Note 6 to the financial statements. 1.2% of net assets is the Fund's cash equivalent position.

(g)  Affiliated Money Market Fund - See Note 10 to the financial statements.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  241

RiverSource VP - Small Cap Advantage Fund

(h) At June 30, 2007, the cost of securities for federal income tax purposes was approximately $193,106,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $22,084,000
Unrealized depreciation                                               (6,019,000)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $16,065,000
--------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.

--------------------------------------------------------------------------------

 242 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - Small Cap Value Fund
JUNE 30, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (88.1%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (0.3%)
Ceradyne                                              9,200(b)             $680,432
Cubic                                                14,500                 437,610
Orbital Sciences                                     43,900(b)              922,339
                                                                    ---------------
Total                                                                     2,040,381
-----------------------------------------------------------------------------------

AIRLINES (1.2%)
Air France-KLM ADR                                   56,650(c)            2,633,659
Alaska Air Group                                    189,100(b)            5,268,326
ExpressJet Holdings                                  36,000(b)              215,280
SkyWest                                              36,000                 857,880
                                                                    ---------------
Total                                                                     8,975,145
-----------------------------------------------------------------------------------

AUTO COMPONENTS (3.2%)
American Axle & Mfg Holdings                        303,400               8,986,708
Lear                                                229,900(b)            8,186,739
Modine Mfg                                           23,200                 524,320
Superior Inds Intl                                  189,400(f)            4,121,344
Visteon                                             174,000(b)            1,409,400
                                                                    ---------------
Total                                                                    23,228,511
-----------------------------------------------------------------------------------

BEVERAGES (0.9%)
Boston Beer Cl A                                     31,400(b)            1,235,590
Central European Distribution                         9,800(b)              339,276
Coca-Cola Bottling Company Consolidated              73,208               3,682,362
Natl Beverage                                       141,276(b,f)          1,626,087
                                                                    ---------------
Total                                                                     6,883,315
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (0.2%)
Applera-Celera Group                                 46,400(b,h)            575,360
BioMarin Pharmaceutical                              34,200(b)              613,548
Geron                                                21,800(b)              153,472
Savient Pharmaceuticals                              32,900(b)              408,618
                                                                    ---------------
Total                                                                     1,750,998
-----------------------------------------------------------------------------------

CAPITAL MARKETS (1.0%)
Knight Capital Group Cl A                            80,700(b)            1,339,620
Oppenheimer Holdings Cl A                            91,272(c)            4,700,508
Prospect Capital                                     43,203                 754,756
SWS Group                                            21,300                 460,506
                                                                    ---------------
Total                                                                     7,255,390
-----------------------------------------------------------------------------------

CHEMICALS (1.8%)
CF Inds Holdings                                     40,200               2,407,578
Olin                                                 72,900               1,530,900
PolyOne                                             759,800(b)            5,462,962
Sensient Technologies                                18,100                 459,559
Spartech                                             52,500               1,393,875
Stepan                                               37,186               1,125,992
Terra Inds                                           41,700(b)            1,060,014
                                                                    ---------------
Total                                                                    13,440,880
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

COMMERCIAL BANKS (3.9%)
1st Source                                           10,400                $259,168
BancFirst                                             3,100                 132,742
Bank of Hawaii                                       70,900               3,661,275
Boston Private Financial Holdings                    73,490               1,974,676
Capitol Bancorp                                      11,300                 308,829
Chemical Financial                                    7,200                 186,264
Citizens Republic Bancorp                            50,860                 930,738
City Holding                                         12,100                 463,793
Community Bank System                                63,900               1,279,278
Cullen/Frost Bankers                                 46,510               2,486,890
First BanCorp                                        22,700(c)              249,473
First Financial Bancorp                              44,600                 668,554
FirstMerit                                           75,800               1,586,494
Hancock Holding                                      10,900                 409,295
Hanmi Financial                                      21,200                 361,672
Independent Bank                                     25,730                 442,813
Intl Bancshares                                      77,363               1,982,040
Irwin Financial                                      18,400                 275,448
Macatawa Bank                                         7,245                 115,268
Mercantile Bank                                      11,866                 321,569
Natl Penn Bancshares                                 29,700                 495,396
Pacific Capital Bancorp                              38,900               1,049,522
Preferred Bank                                        4,450                 178,000
Republic Bancorp Cl A                                78,723               1,306,015
Security Bank                                        21,700                 436,170
Simmons First Natl Cl A                              12,500                 344,875
Sterling Bancshares                                  58,500                 661,635
Sterling Financial                                   14,400                 416,736
Susquehanna Bancshares                               66,300               1,483,131
Taylor Capital Group                                  5,000                 137,650
Trustmark                                            14,100                 364,626
UCBH Holdings                                        47,300                 864,171
Umpqua Holdings                                      96,160               2,260,722
United Community Banks                               20,500                 530,745
                                                                    ---------------
Total                                                                    28,625,673
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (4.5%)
ABM Inds                                             14,800                 381,988
Bowne & Co                                           97,300               1,898,323
Brink's                                              52,950               3,277,076
Comfort Systems USA                                  62,300                 883,414
Consolidated Graphics                                48,060(b)            3,329,597
Ennis                                                16,100                 378,672
Exponent                                             49,850(b)            1,115,145
First Advantage Cl A                                 68,760(b)            1,582,168
G&K Services Cl A                                     4,700                 185,697
Heidrick & Struggles Intl                             3,300(b)              169,092
IKON Office Solutions                                97,400               1,520,414
Kelly Services Cl A                                  79,590               2,185,541
Layne Christensen                                     7,200(b)              294,840
Mac-Gray                                            338,700(b)            5,182,110
Pike Electric                                        86,980(b)            1,946,612
Schawk                                               41,440                 829,629

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
COMMERCIAL SERVICES & SUPPLIES (CONT.)
School Specialty                                     11,100(b)             $393,384
Spherion                                            104,600(b)              982,194
Viad                                                 26,700               1,125,939
Volt Information Sciences                            44,560(b)              821,686
Waste Inds USA                                       12,800                 436,992
WCA Waste                                           376,978(b)            3,343,795
                                                                    ---------------
Total                                                                    32,264,308
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.5%)
3Com                                              1,131,000(b)            4,671,030
Anaren                                               55,400(b)              975,594
ARRIS Group                                          71,300(b)            1,254,167
Bel Fuse Cl A                                        11,880                 439,322
Bel Fuse Cl B                                         6,090                 207,243
Black Box                                             4,800                 198,624
C-COR                                                75,400(b)            1,060,124
CommScope                                             4,200(b)              245,070
EMS Technologies                                     23,900(b)              527,234
Oplink Communications                                81,200(b)            1,218,000
Sycamore Networks                                    19,000(b)               76,380
UTStarcom                                            36,400(b,f)            204,204
                                                                    ---------------
Total                                                                    11,076,992
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.8%)
Brocade Communications Systems                      130,400(b)            1,019,728
Diebold                                             133,200               6,953,040
Hutchinson Technology                               142,500(b)            2,680,425
Imation                                              74,420               2,743,121
                                                                    ---------------
Total                                                                    13,396,314
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.7%)
Insituform Technologies Cl A                        214,800(b)            4,684,788
Perini                                                6,800(b)              418,404
                                                                    ---------------
Total                                                                     5,103,192
-----------------------------------------------------------------------------------

CONSUMER FINANCE (0.1%)
Advanta Cl B                                         32,400               1,008,936
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (1.0%)
AptarGroup                                          210,940               7,501,026
-----------------------------------------------------------------------------------

DISTRIBUTORS (0.4%)
Audiovox Cl A                                       166,198(b)            2,155,588
Building Materials Holding                           33,500                 475,365
                                                                    ---------------
Total                                                                     2,630,953
-----------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (1.4%)
Coinmach Service Cl A                               226,180(f)            2,992,361
Coinmach Service Unit                               133,000(i)            2,642,710
Regis                                               112,000               4,284,000
                                                                    ---------------
Total                                                                     9,919,071
-----------------------------------------------------------------------------------

                                                                             See
accompanying notes to investments in securities.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  243

RiverSource VP - Small Cap Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

DIVERSIFIED FINANCIAL SERVICES (0.6%)
Financial Federal                                    44,800              $1,335,936
Medallion Financial                                 268,808               3,179,999
                                                                    ---------------
Total                                                                     4,515,935
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
Alaska Communications Systems Group                  76,700               1,214,928
Atlantic Tele-Network                                41,334               1,183,806
PAETEC Holding                                       26,900(b)              303,701
SureWest Communications                              26,780                 729,487
                                                                    ---------------
Total                                                                     3,431,922
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.2%)
Allete                                               38,490               1,810,955
El Paso Electric                                     59,900(b)            1,471,144
MGE Energy                                           19,200                 627,264
Portland General Electric                           139,970               3,840,776
Westar Energy                                        46,700               1,133,876
                                                                    ---------------
Total                                                                     8,884,015
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.3%)
Belden                                               18,200               1,007,370
Chase                                                23,760                 399,168
Encore Wire                                           6,300                 185,472
GrafTech Intl                                        99,800(b)            1,680,632
Regal-Beloit                                        138,500               6,445,790
                                                                    ---------------
Total                                                                     9,718,432
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (4.3%)
Anixter Intl                                         18,300(b)            1,376,343
Ingram Micro Cl A                                    92,570(b)            2,009,695
Insight Enterprises                                  32,390(b)              731,042
Littelfuse                                          161,700(b)            5,460,609
Mercury Computer Systems                            198,700(b)            2,424,140
Methode Electronics                                  12,600                 197,190
Newport                                              36,000(b)              557,280
Park Electrochemical                                 30,110                 848,500
Plexus                                              343,400(b)            7,894,766
ScanSource                                           10,900(b)              348,691
SYNNEX                                                8,900(b)              183,429
Tech Data                                            73,700(b)            2,834,502
Vishay Intertechnology                              350,600(b)            5,546,492
                                                                    ---------------
Total                                                                    30,412,679
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.2%)
Bristow Group                                        68,670(b)            3,402,599
CHC Helicopter Cl A                                  70,540(c)            1,834,745
GulfMark Offshore                                     6,300(b)              322,686
Oil States Intl                                      37,200(b)            1,537,848
Trico Marine Services                                32,300(b)            1,320,424
                                                                    ---------------
Total                                                                     8,418,302
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

FOOD & STAPLES RETAILING (2.6%)
Casey's General Stores                              274,120              $7,472,512
Ingles Markets Cl A                                  36,100               1,243,645
Performance Food Group                               67,280(b)            2,185,927
Ruddick                                             128,660               3,875,239
Village Super Market Cl A                            91,940               4,395,651
                                                                    ---------------
Total                                                                    19,172,974
-----------------------------------------------------------------------------------

FOOD PRODUCTS (2.0%)
American Dairy                                       86,982(b,f)          1,623,084
Hain Celestial Group                                  5,700(b)              154,698
HQ Sustainable Maritime Inds                         21,900(b)              222,285
Imperial Sugar                                       39,100(f)            1,203,889
Industrias Bachoco ADR                              186,908(c)            6,070,771
J&J Snack Foods                                      68,120               2,570,849
Maui Land & Pineapple                                28,550(b)            1,048,642
Zapata                                              298,560(b)            2,015,280
                                                                    ---------------
Total                                                                    14,909,498
-----------------------------------------------------------------------------------

GAS UTILITIES (0.4%)
Laclede Group                                         4,700                 149,836
New Jersey Resources                                 22,500               1,147,950
Northwest Natural Gas                                 6,600                 304,854
Piedmont Natural Gas                                 53,800               1,326,170
WGL Holdings                                          5,600                 182,784
                                                                    ---------------
Total                                                                     3,111,594
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
Greatbatch                                           13,600(b)              440,640
ICU Medical                                          15,300(b)              656,982
STERIS                                               17,800                 544,680
ZOLL Medical                                         16,400(b)              365,884
                                                                    ---------------
Total                                                                     2,008,186
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.0%)
AMERIGROUP                                           34,900(b)              830,620
Apria Healthcare Group                               50,800(b)            1,461,516
Genesis HealthCare                                  134,000(b)            9,168,280
MedCath                                              22,000(b)              699,600
Owens & Minor                                        72,710               2,540,487
                                                                    ---------------
Total                                                                    14,700,503
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (3.9%)
Benihana                                             35,965(b)              721,818
Benihana Cl A                                        71,930(b)            1,438,600
Canterbury Park Holding                              60,880                 789,614
CBRL Group                                          143,100               6,078,887
Centerplate Unit                                     72,690(f,i)          1,275,710
Frisch's Restaurants                                 65,205               1,991,361
Interstate Hotels & Resorts                         185,310(b)              967,318
Intl Speedway Cl A                                   24,150               1,272,947
Isle of Capri Casinos                                58,170(b)            1,393,753
Jack in the Box                                      20,600(b)            1,461,364
Lodgian                                             149,300(b)            2,243,979
Marcus                                                6,800                 161,568
Morgans Hotel Group                                  75,666(b)            1,844,737
Nathan's Famous                                      26,832(b)              464,194
Pinnacle Entertainment                               13,300(b)              374,395

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
HOTELS, RESTAURANTS & LEISURE (CONT.)
Ruby Tuesday                                         44,100              $1,161,153
Speedway Motorsports                                115,080               4,600,897
                                                                    ---------------
Total                                                                    28,242,295
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.9%)
American Greetings Cl A                              55,000               1,558,150
Avatar Holdings                                      16,800(b,f)          1,292,592
California Coastal Communities                      155,500(b)            2,634,170
Champion Enterprises                                478,000(b)            4,698,740
Helen of Troy                                       130,200(b,c)          3,515,400
                                                                    ---------------
Total                                                                    13,699,052
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.1%)
Sequa Cl A                                            8,000(b)              896,000
-----------------------------------------------------------------------------------

INSURANCE (3.2%)
American Natl Insurance                              35,700               5,447,820
American Physicians Capital                          21,550(b)              872,775
Amerisafe                                             8,600(b)              168,818
Commerce Group                                       47,400               1,645,728
Delphi Financial Group Cl A                           4,400                 184,008
Harleysville Group                                   17,800                 593,808
Hilb Rogal & Hobbs                                   93,290               3,998,409
Odyssey Re Holdings                                  31,900               1,368,191
Ohio Casualty                                        19,800                 857,538
Phoenix Companies                                   102,500               1,538,525
Presidential Life                                    11,700                 230,022
Quanta Capital Holdings                             689,300(b,c)          1,654,320
RLI                                                  26,900               1,505,055
Safety Insurance Group                               18,520                 766,728
SeaBright Insurance Holdings                         17,900(b)              312,892
United Fire & Casualty                                4,700                 166,286
Unitrin                                              15,910                 782,454
Zenith Natl Insurance                                24,400               1,148,996
                                                                    ---------------
Total                                                                    23,242,373
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.3%)
FTD Group                                            34,300                 631,463
Systemax                                             37,000(f)              769,970
ValueVision Media Cl A                               41,800(b)              473,176
                                                                    ---------------
Total                                                                     1,874,609
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.4%)
Interwoven                                           87,100(b)            1,222,884
RealNetworks                                        105,700(b)              863,569
Vignette                                             59,200(b)            1,134,272
                                                                    ---------------
Total                                                                     3,220,725
-----------------------------------------------------------------------------------

IT SERVICES (1.5%)
Cass Information Systems                             36,657               1,329,183
Ciber                                                66,700(b)              545,606
Computer Services                                    10,980                 371,124
MAXIMUS                                             160,800               6,975,504
MPS Group                                            70,100(b)              937,237
Sykes Enterprises                                    57,900(b)            1,099,521
                                                                    ---------------
Total                                                                    11,258,175
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 244 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Small Cap Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

LEISURE EQUIPMENT & PRODUCTS (1.2%)
Arctic Cat                                           21,900                $433,620
Brunswick                                           125,000               4,078,750
Head                                                139,000(b,c)            568,510
MarineMax                                           169,700(b)            3,397,394
Nautilus                                             22,100                 266,084
                                                                    ---------------
Total                                                                     8,744,358
-----------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.1%)
Cambrex                                              61,830                 820,484
-----------------------------------------------------------------------------------

MACHINERY (4.5%)
CIRCOR Intl                                           7,800                 315,354
Federal Signal                                       34,100                 540,826
Flowserve                                            96,900               6,938,040
FreightCar America                                   10,500                 502,320
Harsco                                              110,300               5,735,600
Kadant                                               12,900(b)              402,480
Kaydon                                              160,600               8,370,472
Terex                                               114,600(b)            9,316,981
                                                                    ---------------
Total                                                                    32,122,073
-----------------------------------------------------------------------------------

MARINE (0.8%)
Horizon Lines Cl A                                   20,700                 678,132
Kirby                                               125,600(b)            4,821,784
                                                                    ---------------
Total                                                                     5,499,916
-----------------------------------------------------------------------------------

MEDIA (2.2%)
Belo Cl A                                            78,700               1,620,433
Interactive Data                                     19,100                 511,498
Journal Communications Cl A                          25,100                 326,551
Lakes Entertainment                                  25,400(b)              299,974
Marvel Entertainment                                 42,100(b)            1,072,708
Media General Cl A                                   26,500                 881,655
Meredith                                             72,450               4,462,920
RCN                                                  21,100(b)              396,469
Valassis Communications                             360,300(b)            6,193,557
Value Line                                            8,796                 386,144
                                                                    ---------------
Total                                                                    16,151,909
-----------------------------------------------------------------------------------

METALS & MINING (2.2%)
Century Aluminum                                    106,100(b)            5,796,243
Chaparral Steel                                      10,200                 733,074
Cleveland-Cliffs                                     21,600               1,677,672
Quanex                                                3,300                 160,710
Steel Dynamics                                       29,000               1,215,390
Stillwater Mining                                   595,000(b)            6,550,950
                                                                    ---------------
Total                                                                    16,134,039
-----------------------------------------------------------------------------------

MULTILINE RETAIL (2.0%)
Big Lots                                             46,100(b)            1,356,262
Dillard's Cl A                                      193,700               6,959,641
Dollar General                                      277,900               6,091,568
                                                                    ---------------
Total                                                                    14,407,471
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

MULTI-UTILITIES (1.5%)
Avista                                              409,100              $8,816,105
CH Energy Group                                      27,300               1,227,681
PNM Resources                                        27,500                 764,225
                                                                    ---------------
Total                                                                    10,808,011
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.9%)
Adams Resources & Energy                              8,910                 265,874
Barnwell Inds                                        35,927                 747,282
Callon Petroleum                                     48,800(b)              691,496
Comstock Resources                                   14,600(b)              437,562
Eastern American Natural Gas                         45,550               1,142,394
Encore Acquisition                                  225,950(b)            6,281,410
Energy Partners                                      63,070(b)            1,052,638
Evolution Petroleum                                 290,153(b)              884,967
EXCO Resources                                      204,200(b)            3,561,248
Holly                                                 5,600                 415,464
Mariner Energy                                       14,400(b)              349,200
Petrohawk Energy                                     12,900(b)              204,594
Rosetta Resources                                     6,700(b)              144,318
Stone Energy                                        224,500(b)            7,691,370
USEC                                                122,000(b)            2,681,560
Western Refining                                     30,400               1,757,120
                                                                    ---------------
Total                                                                    28,308,497
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.4%)
Domtar                                              655,400(b,c)          7,314,264
Glatfelter                                          147,170               2,000,040
Mercer Intl                                          51,500(b)              525,300
                                                                    ---------------
Total                                                                     9,839,604
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.3%)
NBTY                                                 28,500(b)            1,231,200
Parlux Fragrances                                   186,350(b,f)            827,394
                                                                    ---------------
Total                                                                     2,058,594
-----------------------------------------------------------------------------------

PHARMACEUTICALS (0.5%)
Pain Therapeutics                                   156,760(b)            1,365,380
Sciele Pharma                                        52,600(b)            1,239,256
ViroPharma                                           81,700(b)            1,127,460
                                                                    ---------------
Total                                                                     3,732,096
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (2.3%)
Arbor Realty Trust                                   26,000                 671,060
Ashford Hospitality Trust                           117,400               1,380,624
BRT Realty Trust                                      5,800                 150,858
Capital Trust Cl A                                    4,300                 146,802
Deerfield Triarc Capital                             83,000               1,214,290
DiamondRock Hospitality                              10,900                 207,972
Extra Space Storage                                  88,900               1,466,850
FelCor Lodging Trust                                 46,400               1,207,792
First Industrial Realty Trust                         8,400                 325,584
Franklin Street Properties                           42,600                 704,604
Highland Hospitality                                 17,200                 330,240
Inland Real Estate                                   83,500               1,417,830
Investors Real Estate Trust                          52,600(f)              543,358
Kite Realty Group Trust                              11,500                 218,730

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONT.)
LaSalle Hotel Properties                             22,200                $963,924
Nationwide Health Properties                         48,200               1,311,040
Natl Retail Properties                               34,000                 743,240
Omega Healthcare Investors                           37,900                 599,957
Ramco-Gershenson Properties Trust                    37,600               1,350,968
Realty Income                                        21,100                 531,509
Redwood Trust                                         3,100                 149,978
Resource Capital                                     65,600                 917,088
Spirit Finance                                       11,500                 167,440
Universal Health Realty Income Trust                  4,700                 156,510
                                                                    ---------------
Total                                                                    16,878,248
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.9%)
FirstService                                         57,730(b,c)          2,079,435
Gyrodyne Company of America                          20,187               1,159,743
MI Developments Cl A                                100,500(c)            3,662,220
                                                                    ---------------
Total                                                                     6,901,398
-----------------------------------------------------------------------------------

ROAD & RAIL (1.1%)
Amerco                                               42,900(b,f)          3,238,950
Covenant Transportation Cl A                         91,400(b)            1,041,960
Marten Transport                                     94,190(b)            1,696,362
Saia                                                 28,700(b)              782,362
YRC Worldwide                                        41,860(b)            1,540,448
                                                                    ---------------
Total                                                                     8,300,082
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.5%)
Advanced Energy Inds                                 57,000(b)            1,291,620
Axcelis Technologies                                102,000(b)              661,980
Brooks Automation                                   303,300(b)            5,504,895
Exar                                                 28,400(b)              380,560
Integrated Silicon Solution                         182,800(b)            1,151,640
ON Semiconductor                                     49,400(b)              529,568
Pericom Semiconductor                                15,300(b)              170,748
Semiconductor Mfg Intl ADR                          985,400(b,c)          6,789,406
Spansion Cl A                                       461,800(b)            5,125,980
TriQuint Semiconductor                              830,587(b)            4,202,770
                                                                    ---------------
Total                                                                    25,809,167
-----------------------------------------------------------------------------------

SOFTWARE (1.3%)
Manhattan Associates                                 44,300(b)            1,236,413
Mentor Graphics                                     474,900(b)            6,254,433
THQ                                                  19,200(b)              585,984
TIBCO Software                                      141,200(b)            1,277,860
                                                                    ---------------
Total                                                                     9,354,690
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (3.2%)
Asbury Automotive Group                              53,800               1,342,310
Barnes & Noble                                      117,480               4,519,456
Big 5 Sporting Goods                                 12,000                 306,000
Books-A-Million                                      23,700                 401,478

                                                                             See
accompanying notes to investments in securities.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2007 SEMIANNUAL REPORT  245

RiverSource VP - Small Cap Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SPECIALTY RETAIL (CONT.)
Charming Shoppes                                     25,300(b)             $273,999
CSK Auto                                             39,300(b)              723,120
Haverty Furniture Companies                          21,500                 250,905
Men's Wearhouse                                     148,650               7,591,555
TravelCenters of America LLC                         73,160(b)            2,959,322
Tween Brands                                        101,490(b)            4,526,454
West Marine                                          14,500(b)              199,520
                                                                    ---------------
Total                                                                    23,094,119
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.9%)
Fossil                                               36,400(b)            1,073,436
Hampshire Group                                      83,980(b)            1,398,267
Kellwood                                             24,700                 694,564
Lazare Kaplan Intl                                   78,300(b)              620,136
Maidenform Brands                                    46,800(b)              929,448
Perry Ellis Intl                                     33,000(b)            1,061,610
UniFirst                                             17,640                 777,042
Wolverine World Wide                                270,800               7,503,868
                                                                    ---------------
Total                                                                    14,058,371
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.8%)
Bank Mutual                                          21,800                 251,354
BankUnited Financial Cl A                            26,000                 521,820

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
THRIFTS & MORTGAGE FINANCE (CONT.)
Corus Bankshares                                     46,100(f)             $795,686
FirstFed Financial                                    9,600(b)              544,608
ITLA Capital                                          9,300                 484,716
KNBT Bancorp                                         57,000                 837,900
Ocwen Financial                                      65,600(b)              874,448
PFF Bancorp                                          19,000                 530,670
TierOne                                              16,200                 487,620
WSFS Financial                                        9,100                 595,413
                                                                    ---------------
Total                                                                     5,924,235
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.6%)
Applied Industrial Technologies                      14,300                 421,850
Houston Wire & Cable                                 28,600(b)              812,526
NuCO2                                               116,574(b)            2,992,455
                                                                    ---------------
Total                                                                     4,226,831
-----------------------------------------------------------------------------------

WATER UTILITIES (0.2%)
SJW                                                  42,370               1,410,921
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
USA Mobility                                         36,800                 984,768
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $568,124,804)                                                   $642,388,236
-----------------------------------------------------------------------------------

OTHER (0.1%)
ISSUER                                            SHARES                   VALUE(A)
Air France-KLM ADR Warrants                          51,500(b,c,d)         $690,615
-----------------------------------------------------------------------------------

TOTAL OTHER
(Cost: $--)                                                                $690,615
-----------------------------------------------------------------------------------

MONEY MARKET FUND (13.9%)(g)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                101,423,554(e)         $101,423,554
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $101,423,554)                                                   $101,423,554
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $669,548,358)(j)                                                $744,502,405
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2007, the value of foreign securities represented 5.7% of net assets.

(d)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at June 30, 2007, is as follows:

                                                                                       ACQUISITION
SECURITY                                                                                  DATES            COST
---------------------------------------------------------------------------------------------------------------
Air France-KLM ADR
   Warrants                                                                             05-05-04           $--

(e)  Affiliated Money Market Fund - See Note 10 to the financial statements.

(f) At June 30, 2007, security was partially or fully on loan. See Note 6 to the financial statements.

(g) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 2.1% of net assets. See Note 6 to the financial statements. 11.8% of net assets is the Fund's cash equivalent position.

(h) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(i)  An Income Deposit Security (IDS) also known as an enhanced income security
     (EIS), is an exchange-traded security composed of both an issuer's common shares and its subordinated notes. The holder of the IDS may receive dividends from the common stock and interest income from the debt instrument.

(j) At June 30, 2007, the cost of securities for federal income tax purposes was approximately $669,548,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $98,377,000
Unrealized depreciation                                              (23,423,000)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $74,954,000
--------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

 246 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

RiverSource VP - Small Cap Value Fund

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  247

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to each of the RiverSource Variable Portfolio ("VP") Funds (each, a "VP Fund" and collectively, the "VP Funds"). Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the VP Funds and all RiverSource funds (collectively, the "Funds"). In addition, for RiverSource VP - Emerging Markets Fund ("Emerging Markets"), RiverSource VP - Fundamental Value Fund ("Fundamental Value"), RiverSource
VP - International Opportunity Fund ("International Opportunity"), RiverSource VP - Select Value Fund ("Select Value"), RiverSource VP - Small Cap Advantage Fund ("SC Advantage") and RiverSource VP - Small Cap Value Fund ("SC Value") (collectively, the "Subadvised Funds"), under subadvisory agreements between RiverSource and each subadviser (collectively, the "Subadvisers") (the "Subadvisory Agreements"), the Subadvisers perform portfolio management and related services for their respective Subadvised Funds. The VP Funds' Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement and the Subadvisory Agreements (together, the "Advisory Agreements"). RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and each VP Fund's performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Advisory Agreements. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by RiverSource and the
Subadvisers: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource and the Subadvisers, as well as their expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the VP Funds' operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the VP Funds. The Board also reviewed the financial condition of RiverSource and each Subadviser, and each entity's ability to carry out its responsibilities under the Advisory Agreements. The Board also discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by RiverSource and each Subadviser). The Board concluded that the services being performed under the Advisory Agreements were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource, with respect to each VP Fund, and each of the Subadvisers, with regard to the applicable Subadvised Fund, were in a position to continue to provide a high quality and level of services to the VP Funds.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of each of the VP Funds other than Fundamental Value, which was first launched in May 2006. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of each of the VP Funds, the performance of a benchmark index, the percentage ranking of each VP Fund among its comparison group and the net assets of each VP Fund; and
(ii) a report detailing each VP Fund's performance over various periods (including since inception), recent VP Fund inflows (and outflows) and a comparison of each VP Fund's net assets from August 2006 to August 2005. The Board observed that: (i) for RiverSource VP - Balanced Fund, RiverSource
VP - Cash Management Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Diversified Equity Income Fund, Emerging Markets, RiverSource VP - Global Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund, RiverSource VP - Growth Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - Large Cap Equity Fund, RiverSource VP - Large Cap Value Fund, RiverSource VP - S&P 500 Index Fund and SC Value, investment performance met expectations,
(ii) for RiverSource VP - Core Bond Fund, International Opportunity, RiverSource VP - Mid Cap Value Fund, Select Value, RiverSource VP - Short Duration U.S. Government Fund and SC Advantage, investment performance was appropriate in light of the particular management style and market conditions involved and
(iii) for RiverSource VP - Income Opportunities Fund ("Income Opportunities") and RiverSource VP - Mid Cap

--------------------------------------------------------------------------------

 248 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT

Growth Fund ("MC Growth"), investment performance reflected the interrelationship of particular market conditions with the specific management style employed by the portfolio management team. With regard to Income Opportunities, the Board observed, in particular, that performance lagged because higher-quality bonds in the fund's portfolio underperformed lower-quality bonds owned by funds in its peer group. With respect to MC Growth, the Board observed that RiverSource replaced the portfolio manager in October 2006. Additionally, for the Subadvised Funds, the Board reviewed the performance of the Subadvisers and the overall "subadvised" strategy. The Board considered, in particular, management's ongoing oversight and monitoring of each Subadviser's investment process and performance.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the VP Funds: The Board reviewed comparative fees and the costs of services to be provided under the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of each of the VP Fund's expenses with median expenses paid by funds in its peer group, as well as data showing each VP Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each of the Funds are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each of the Funds, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). With respect to each of the VP Funds, excluding Select Value and SC Value, the Board took into account that the total expense ratio (after considering proposed expense caps/waivers) approximated, or was below, the peer group's median expense ratio shown in the reports. For Select Value and SC Value, the Board observed that, although the expense ratio was higher than the median ratio, their fees were in line with the consistent and rational fee schedules applicable to all Funds. Based on its review, the Board concluded that each VP Fund's management fee was fair and reasonable in light of the extent and quality of services that each of the VP Funds receives.

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to each of the VP Funds. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating each of the VP Funds, including data showing comparative profitability over the last three years, as applicable. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the VP Funds on portfolio transactions. The Board noted that the fees paid by the VP Funds should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that overall profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as each of the VP Funds grows and took note of the extent to which VP Fund shareholders might also benefit from such growth. The Board considered, with respect to each VP Fund, that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees, and subadvisory fees for the Subadvised Funds, were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the Advisory Agreements.

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2007 SEMIANNUAL REPORT  249

RiverSource Variable Portfolio Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by RiverSource Distributors, Inc. Member FINRA. Insurance and Annuities are issued by RiverSource Life Insurance Company.

S-6462 Z (8/07)

Item 2. Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable for semi-annual reports.

(a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

(a)(3) Not applicable.

(b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)            RiverSource Variable Portfolio Money Market Series, Inc.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date
     ----------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date
     ----------


By /s/ Jeffrey P. Fox
   -----------------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date
     ----------